                                                                  CONFORMED COPY
                                                      WITH EXHIBITS F-1,F-2,F-3,
                                            G-1, G-2, I-1, I-2, J, M, N, O AND P
                                                           CONFORMED AS EXECUTED


                             PHILIP SERVICES CORP.
                                      and

                       PHILIP SERVICES (DELAWARE), INC.,

                             Debtors-In-Possession,

                                  as Borrowers

                THE SUBSIDIARIES OF THE BORROWERS NAMED HEREIN,

                            as Subsidiary Guarantors

                             BANKERS TRUST COMPANY,

                                  as DIP Agent

                             BANKERS TRUST COMPANY

                                      and

                      CANADIAN IMPERIAL BANK OF COMMERCE,

                              as DIP Co-Arrangers

                                      and

                              The Various Persons

                  from time to time parties to this Agreement,

                                   as Lenders

                                 $ 100,000,000

  -----------------------------------------------------------------------------

                                CREDIT AGREEMENT

                           DATED AS OF JUNE 28, 1999

  -----------------------------------------------------------------------------

                                WHITE & CASE LLP

                            BLAKE, CASSELS & GRAYDON

                               TABLE OF CONTENTS




                                                                           Page
                                                                           ----
 Section 1.  Revolving Loans.................................................3

       1.01  Commitments.....................................................3
       1.02  Borrowing Mechanics.............................................4
       1.03  Settlements Among the Payments Administrator and the Lenders....5
       1.04  Revolving Notes.................................................8
       1.05  Conversions and Continuations...................................8
       1.06  Pro Rata Borrowings.............................................9
       1.07  Interest........................................................9
       1.08  Interest Periods................................................9
       1.09  Increased Costs, Illegality, etc...............................10
       1.10  Compensation...................................................12
       1.11  Change of Applicable Lending Office............................13
       1.12  Replacement of Lenders.........................................13

 Section 2.  Letters of Credit..............................................14

       2.01  Letters of Credit..............................................14
       2.02  Letter of Credit Requests......................................15
       2.03  Letter of Credit Participations................................16
       2.04  Agreement to Repay Letter of Credit Drawings...................18
       2.05  Increased Costs................................................18
       2.06  Indemnification from Lenders...................................19

 Section 3.  Fees; Commitment; Reductions of Commitments....................20

       3.01  Fees...........................................................20
       3.02  Voluntary Reduction of Commitments.............................20
       3.03  Authorization to Charge Loan Accounts..........................21

 Section 4.  Prepayments; Payments..........................................21

       4.01  Voluntary Prepayments..........................................21
       4.02  Mandatory Prepayments..........................................21
       4.03  Payments and Computations......................................23
       4.04  Maintenance of Loan Accounts...................................24
       4.05  Statement of Accounting........................................24
       4.06  Net Payments...................................................24

                                      (i)

                                                                           Page
                                                                           ----
 Section 5.  Conditions Precedent...........................................26

       5.01  Conditions Precedent to Initial Revolving Loans and
              Letters of Credit under the DIP Facility......................26
       5.02  Conditions to All Credit Events................................30

 Section 6.  Representations, Warranties and Agreements.....................31

       6.01  Company Status.................................................31
       6.02  Company Power and Authority....................................32
       6.03  No Violation...................................................32
       6.04  Governmental Approvals.........................................33
       6.05  Priority; Security Interests...................................33
       6.06  Financial Statement; Financial Condition; Undisclosed
              Liabilities; etc..............................................34
       6.07  Litigation.....................................................35
       6.08  True and Complete Disclosure...................................35
       6.09  Use of Proceeds; Margin Regulations............................35
       6.10  Tax Returns and Payments.......................................35
       6.11  Compliance with ERISA..........................................36
       6.12  Ownership; Subsidiaries........................................37
       6.13  Compliance with Statutes, etc..................................37
       6.14  Investment Company Act.........................................38
       6.15  The Orders.....................................................38
       6.16  Environmental Matters..........................................38
       6.17  Labor Relations................................................39
       6.18  Patents, Licenses, Franchises and Formulas.....................39
       6.19  Status of Accounts.............................................39
       6.20  Cash Management System.........................................40
       6.21  Year 2000 Representation.......................................40

 Section 7.  Affirmative Covenants..........................................40

       7.01  Information Covenants..........................................40
       7.02  Books, Records and Inspections.................................44
       7.03  Maintenance of Property; Insurance.............................44
       7.04  Corporate Franchises...........................................45
       7.05  Compliance with Statutes, etc..................................46
       7.06  End of Fiscal Years; Fiscal Quarters...........................46
       7.07  Performance of Obligations.....................................46
       7.08  Further Assurances.............................................46
       7.09  Maintenance of Concentration Accounts..........................47
       7.10  ERISA..........................................................47
       7.11  Payment of Taxes...............................................48
       7.12  Compliance with Environmental Laws.............................49

 Section 8.  Negative Covenants.............................................49

       8.01  Liens..........................................................50





                                      (ii)

                                                                           Page
                                                                           ----
       8.02  Consolidation, Merger, Sale of Assets, etc.....................51
       8.03  Dividends......................................................53
       8.04  Indebtedness...................................................53
       8.05  Advances, Investments and Revolving Loans......................54
       8.06  Capital Expenditures...........................................55
       8.07  Limitation on Repayments, etc..................................55
       8.08  Transactions with Affiliates...................................56
       8.09  Subsidiaries...................................................56
       8.10  Chapter 11 Claims..............................................56
       8.11  Restriction on Payment Restrictions Affecting Subsidiaries.....56
       8.12  Minimum EBITDA.................................................56
       8.13  Change in Business.............................................57
       8.14  No Additional Bank Accounts....................................57
       8.15  Other Claims...................................................57
       8.16  Pre-Arranged Plan..............................................57
 Section 9.  Events of Default..............................................57
       9.01  Payments.......................................................57
       9.02  Representations, etc...........................................57
       9.03  Covenants......................................................57
       9.04  The Cases, etc.................................................58
       9.05  ERISA..........................................................59
       9.06  DIP Credit Documents...........................................59
       9.07  Judgments......................................................60
       9.08  Pre-Arranged Plan..............................................60
       9.09  Material Disruption in Senior Management, Change of
              Control, etc..................................................60
 Section 10. Definitions....................................................61
      10.01  Defined Terms..................................................61
      10.02  Other Definitional Provisions..................................93
 Section 11. The DIP Agents.................................................93
      11.01  Appointment....................................................93
      11.02  Nature of Duties of DIP Agents.................................94
      11.03  Lack of Reliance on DIP Agent..................................94
      11.04  Certain Rights of the DIP Agents...............................94
      11.05  Reliance by DIP Agents.........................................94
      11.06  Indemnification of DIP Agents..................................94
      11.07  The DIP Agents in their Individual Capacity....................94
      11.08  Holders of Revolving Notes.....................................96
      11.09  Successor DIP Agents...........................................96
      11.10  Collateral Matters.............................................97
      11.11  Actions with Respect to Defaults...............................98
      11.12  Delivery of Information........................................98

                                     (iii)

                                                                           Page
                                                                           ----
Section 12.  Miscellaneous..................................................98
      12.01  Payment of Expenses, etc.......................................98
      12.02  Survival......................................................100
      12.03  Notices.......................................................100
      12.04  Benefit of Agreement..........................................100
      12.05  No Waiver; Remedies Cumulative................................102
      12.06  Payments Pro Rata.............................................102
      12.07  Calculations; Computations....................................103
      12.08  Governing Law.................................................103
      12.09  Counterparts..................................................104
      12.10  Headings Descriptive..........................................104
      12.11  Amendment or Waiver...........................................104
      12.12  Domicile of Revolving Loans...................................105
      12.13  Confidentiality...............................................105
      12.14  Registry......................................................106
      12.15  Limitation on Additional Amounts, etc.........................106
Section 13.  Grant of Security Interest; Remedies..........................107
      13.01  Grant of Security Interests...................................107
      13.02  Power of Attorney.............................................107
      13.03  Remedies; Obtaining the Collateral Upon Default...............108
      13.04  Remedies; Disposition of the Collateral.......................109
      13.05  Waiver of Claims..............................................110
      13.06  Application of Proceeds.......................................110
      13.07  Remedies Cumulative...........................................111
      13.08  Discontinuance of Proceedings.................................111
Section 14.  Guaranty......................................................111
      14.01  The Guaranty..................................................111
      14.02  Nature of Liability...........................................112
      14.03  Independent Obligation........................................112
      14.04  Authorization.................................................113
      14.05  Reliance......................................................113
      14.06  Subordination.................................................114
      14.07  Waiver........................................................114
      14.08  Limitation on Enforcement.....................................115
      14.09  Nature of Liability...........................................115
      14.10  Currency of Payments..........................................115



Exhibit A      Notice of Borrowing
Exhibit B      Revolving Note
Exhibit C      Letter of Credit Request
Exhibit D      4.06(b)(ii) Certificate
Exhibit E      Officer's Certificate


                                      (iv)

                                                                            Page
                                                                            ----

Exhibit F-1    Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
Exhibit F-2    Opinion of Stikeman, Elliott
Exhibit F-3    Opinion of Colin Soule
Exhibit G-1    Interim Order
Exhibit G-2    Final Order
Exhibit H      Borrowing Base Certificate
Exhibit I      Pledge Agreement
Exhibit J      Acceptable Cash Collateral Order
Exhibit K      Assignment and Assumption Agreement
Exhibit L      Confidentiality Agreement
Exhibit M      Pre-Arranged Plan of Reorganization
Exhibit N      Restructuring Term Sheet
Exhibit O      Canadian Security Agreement
Exhibit P      Bonding Order


SCHEDULE I     Commitments
SCHEDULE II    Subsidiaries
SCHEDULE III   Insurance
SCHEDULE IV    Permitted Liens
SCHEDULE V     Existing Indebtedness
SCHEDULE VI    Borrowing Base Schedule
SCHEDULE VII   Chief Executive Offices, Records Locations and Inventory
               Locations
SCHEDULE VIII  Disbursement Accounts
SCHEDULE IX    Existing Investments
SCHEDULE X     Litigation
SCHEDULE XI    Tax Returns
SCHEDULE XII   Waivers
SCHEDULE XIII  Companies Not in Good Standing




                                      (v)

                                                                  CONFORMED COPY
                                                      WITH EXHIBITS F-1,F-2,F-3,
                                            G-1, G-2, I-1, I-2, J, M, N, O AND P
                                                           CONFORMED AS EXECUTED

     THIS IS A CREDIT AGREEMENT dated as of June 28, 1999 among PHILIP SERVICES CORP., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), PHILIP SERVICES (DELAWARE), INC., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower", and together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors, Bankers Trust Company ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

                              W I T N E S S E T H:

     WHEREAS, on June 25, 1999 (the "Canadian Petition Date"), the Canadian Borrower and the Canadian Subsidiary Guarantors (the "Canadian Credit Parties") commenced voluntary pre-arranged proceedings under the Companies Creditors Arrangement Act (the "CCAA" and the proceedings commenced thereunder, the "Canadian Cases") with the Canadian Court and have continued in the possession of their assets and in the management of their business pursuant to equivalent provisions of the CCAA;

     WHEREAS, on June 28, 1999 (the "Petition Date"), the Borrowers and the US Subsidiary Guarantors (together with the US Borrower, the "US Credit Parties") filed voluntary petitions with the Clerk of the US Bankruptcy Court initiating pre-arranged proceedings under Chapter 11 of the US Bankruptcy Code and have continued in the possession of their assets and in the management of their business pursuant to Sections 1107 and 1108 of the US Bankruptcy Code;

     WHEREAS, the Lenders and the Pre-Petition Lenders are parties to the Pre-Petition Credit Agreement, pursuant to which the Pre-Petition Lenders made loans and other extensions of credit to the Borrowers in an aggregate principal amount outstanding as of the Petition Date in excess of $1,000,000,000;

     WHEREAS, the Borrowers have applied to the Lenders for a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $100,000,000 (subject to voluntary reductions in accordance with Section 3.02) (the "DIP Facility") which (x) may be used to pay all professional fees incurred by the DIP Agent, the Lenders, the Pre-Petition Agents and the Pre-Petition Lenders, (y) shall be used (a) to provide for working capital and general corporate requirements and payments of professional fees and expenses (including professionals retained pursuant to Sections 327 and 1103 of the US Bankruptcy Code) of the US Credit Parties during the US Cases and (b) by the US Credit Parties to (i) make investments in and advances to direct and indirect subsidiaries of the Canadian Borrower that are not Credit Parties, subject to an aggregate limitation of $10,000,000 and (ii) after the Canadian Approvals are obtained, make investments in and advances to the Canadian Credit Parties through the Maturity Date and (z) shall be used to provide for working capital and general corporate requirements of the Canadian

Borrower and the other Canadian Credit Parties during the Canadian Cases in an amount not to exceed the Canadian Loan Amount;

     WHEREAS, to provide guarantees and assure repayment of the Revolving Loans, the reimbursement of any drafts drawn under Letters of Credit, and the payment of the other Obligations of the Borrowers hereunder and under the other DIP Credit Documents, the Borrowers and the Subsidiary Guarantors will provide to the DIP Agent and the Lenders, the following pursuant to this Agreement and the Orders (each as more fully described herein):

           (a) a guaranty by (i) each Borrower of the due and punctual performance of the Obligations of the other Borrower hereunder and under the Revolving Notes, (ii) each of the US Subsidiary Guarantors of the due and punctual performance of the Obligations of the Borrowers hereunder and under the Revolving Notes and (iii) each of the Canadian Subsidiary Guarantors after the Canadian Approvals are obtained of the due and punctual performance of the Obligations of the Canadian Borrower hereunder and under the Revolving Notes;

           (b) pursuant to Section 364(c)(1) of the US Bankruptcy Code, with respect to the Obligations of the Borrowers and the US Subsidiary Guarantors under the DIP Credit Documents, an administrative expense claim in the US Cases with priority in payment over any and all administrative expenses of the kinds specified or ordered pursuant to any provision of the US Bankruptcy Code, including, but not limited to, Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b) and 726
      of the US Bankruptcy Code, other than (i) the superpriority claims granted to the holders of the Account Intermediary Receivable Liens pursuant to the Acceptable Cash Collateral Order and (ii) the Carve-Out.

           (c) the following liens and security interests:

                 (i) pursuant to Section 364(c)(2) of the US Bankruptcy Code, first priority liens and security interests on all unencumbered assets of the Borrowers and the other US Subsidiary Guarantors (whether heretofore or hereafter acquired) subject only to (x) the Carve-Out (y) Bonding Liens and (z) the Account Intermediary Replacement Liens;

                 (ii) pursuant to Section 364(c)(3) of the US Bankruptcy Code, junior liens and security interests on all assets of the Borrowers and the US Subsidiary Guarantors encumbered by the Senior Liens subject only to (x) the Carve-Out, the Account Intermediary Replacement Liens and (y) the Bonding Liens;

                 (iii) pursuant to Section 364(d)(1) of the US Bankruptcy Code, liens and security interests priming the liens and security interests granted to the Pre-Petition Agents and Pre-Petition Lenders under the Pre-Petition Credit Documents, and the Acceptable Cash Collateral Order subject only to (a) the Carve-Out, (b) the Senior Liens, (c) the Account Intermediary Replacement Liens and
            (d) the Bonding Liens;

                 (iv) an enforceable first priority security interest and
            charge on all of the Canadian Pre-Petition Collateral (whether heretofore or hereafter acquired) ranking senior in priority to the security of the Pre-Petition Agents and the Pre-Petition Lenders in the Canadian Pre-Petition Collateral;

                 (v) an enforceable first priority security interest and charge on all unencumbered assets of the Borrowers and the Subsidiary Guarantors located in Canada (whether heretofore or hereafter acquired); and

                 (vi) an enforceable junior security interest and charge on all previously encumbered assets (excluding the Canadian Pre-Petition Collateral) (whether heretofore or hereafter acquired) of the Borrowers and the Subsidiary Guarantors located in Canada;

                 (vii) Notwithstanding anything else herein to the contrary, unless the US Interim Order becomes the US Final Order or if the US Final Order otherwise so provides, the proceeds of any Chapter 5 of the US Bankruptcy Code avoidance actions shall not be included in the Facility Liens

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to the Borrowers the credit facilities provided for herein;

     NOW, THEREFORE, IT IS AGREED:

     Section 1.  Revolving Loans.

     1.01 Commitments. Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make, at any time and from time to time on or after the Effective Date and prior to the Maturity Date, a loan or loans to each of the Borrowers (each a "Revolving Loan" and collectively the "Revolving Loans"), which Revolving Loans:

           (i) shall, at the option of the applicable Borrower, be either Base Rate Loans or Eurodollar Loans, provided that (a) all Revolving Loans made during a period of up to 30 days after the Effective Date, if any, shall initially be and shall be maintained, until converted in accordance with the terms hereof, as Base Rate Loans; and (b) any subsequent Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type;

           (ii) may be repaid and reborrowed in accordance with the provisions hereof;

           (iii) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to such Lender's Proportionate Share of the aggregate amount of all Letter of Credit Outstandings, equals the Commitment of such Lender at such time;

           (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate amount of all Letter of Credit Outstandings at such time, the Authorized Facility Amount;

           (v) shall not exceed in aggregate principal amount at any time outstanding, the Budgeted Loan Amount; and

           (vi) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate amount of all Letter of Credit Outstandings at such time, the Borrowing Base Amount.

     Additionally, the Revolving Loans made to the Canadian Borrower shall not exceed in aggregate principal amount at any time outstanding, the Canadian Loan Amount.

     1.02 Borrowing Mechanics. (a) Subject to Section 1.03(b), Borrowings shall be made on notice from either Borrower to the Payments Administrator, given not later than 2:00 P.M. New York City time on the first Business Day prior to the date on which any proposed Borrowing consisting of Base Rate Loans is requested to be made and on the third Business Day prior to the date on which any proposed Borrowing consisting of Eurodollar Loans is requested to be made.

           (i) Each Notice of Borrowing shall be given by either telephone, telecopy, telex, facsimile or cable, and, if by telephone, confirmed in writing, substantially in the form of Exhibit A (the "Notice of Borrowing"). Each Notice of Borrowing shall (x) be irrevocable by and binding on the applicable Borrower and (y) be executed by an Authorized Officer who shall certify that, to the best of such officer's knowledge and without personal liability (a) the proposed extension of credit and its intended use are consistent with the terms of the DIP Credit Documents and the Budget and is necessary, after utilization and application of available cash, in order to satisfy the obligations of the Borrowers and the Subsidiary Guarantors in the ordinary course of business or as otherwise permitted under this Agreement, (b) unless the Borrowing is incurred in order to repay Unpaid Drawings pursuant to
      Section 2.04(a), the Borrowers and the Subsidiary Guarantors have observed or performed all of their covenants and other agreements and have satisfied in all material respects every condition contained in the DIP Credit Documents and the Orders (as applicable) to be observed, performed or satisfied by the Borrowers or such Subsidiary Guarantors and
      (c) such officer has no knowledge of any Default or Event of Default.

           (ii) The Borrowers shall provide the Payments Administrator with a specimen signature of each of the Authorized Officers, who shall be the sole Persons authorized to request Revolving Loans on behalf of the Borrowers. The Payments Administrator shall be entitled to rely conclusively on such Authorized Officers' authority to request Revolving Loans on behalf of the Borrowers until the Payments Administrator receives written notice to the contrary. The Payments Administrator shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing and, with respect to an oral request for Revolving Loans, the Payments Administrator, acting in good faith, shall have no duty to verify the identity of any individual representing himself as one of the Authorized Officers authorized to make such request on behalf of the applicable Borrower. Neither the Payments Administrator nor any of the Lenders shall incur any liability to the Borrowers as a result of acting upon any telephonic notice referred to in this Section 1.02(a) which notice the Payments Administrator believes in good faith to have been given by an Authorized Officer on behalf of the relevant Borrower or for otherwise acting reasonably and in good faith under this
      Section 1.02(a) and, upon the funding of Revolving Loans by the Lenders in accordance with this Agreement, pursuant to any such telephonic notice, the relevant Borrower shall be deemed to have made a Borrowing of Revolving Loans hereunder.

           (iii) In a Notice of Borrowing, each Borrower may request one or more Borrowings on a single day; provided that at no time shall there be outstanding more than five Borrowings of Eurodollar Loans. Each Borrowing shall, unless otherwise specifically provided herein, consist entirely of Revolving Loans of the same Type and shall be in an aggregate amount for all Lenders of not less than the Minimum Borrowing Amount, if applicable, for such Borrowing and if greater than the Minimum Borrowing Amount, such Borrowing shall be in an integral multiple of $1,000,000. Unless otherwise requested in the applicable Notice of Borrowing, all Revolving Loans shall be Base Rate Loans. The right of the Borrowers to choose Eurodollar Loans is subject to the provisions of Section 1.09.

           (b) The Lenders hereby authorize the Payments Administrator to make, and so long as the conditions to Borrowing in Section 5 of this Agreement remain satisfied, the Payments Administrator on behalf of the Lenders shall make, Revolving Loans to the Borrowers. If one of the Borrowers has provided a Notice of Borrowing pursuant to Section 1.02(a) then the Payments Administrator shall disburse such funds in the manner specified in the Notice of Borrowings delivered by the applicable Borrower.

     1.03 Settlements Among the Payments Administrator and the Lenders. (a) Except as provided in Section 1.03(b), the Payments Administrator shall give to each Lender prompt notice of each Notice of Borrowing by telecopy, telex, facsimile or cable. No later than 12:00 Noon New York City time on the date of each Borrowing representing the incurrence of Revolving Loans, each Lender will make available for the Payments Administrator at its Payment Office, in immediately available funds, its Proportionate Share of such Borrowing. Unless the Payments Administrator shall have been notified by any Lender prior to the date of such Borrowing that such Lender does not intend to make available to the Payments Administrator its portion of such Borrowing to be made on such date, the Payments Administrator may assume that such Lender will make such amount available to the Payments Administrator at its Payment Office on such date of Borrowing, or, if applicable, the date on which the summary statement described in Section 1.03(b)(i) is received by such Lender, and the Payments Administrator, in reliance upon such assumption, may but shall not be obligated to make available the amount of the Borrowing to be provided by such Lender. Except as provided in Section 1.03(b) and subject to Section 1.03(e), promptly after its receipt of payments from or on behalf of the Borrowers (other than amounts payable to the DIP Agent to reimburse the DIP Agent and any Issuing Lender for fees and expenses payable solely to them), the Payments

Administrator will cause such payments to be distributed ratably to the Lenders. The Lenders will apply such payments in accordance with Section 4.03(d).

     (b) Unless the Required Lenders have instructed the Payments Administrator to the contrary, the Payments Administrator on behalf of the Lenders may, but shall not be obligated to, make Base Rate Loans under Section 1.02 without prior notice of the proposed Borrowing to the Lenders on the date on which any proposed Borrowing consisting of Base Rate Loans is requested to be made upon notice from either Borrower to the Payments Administrator given no later than 2:00 P.M. New York City time. In the event that the Payments Administrator makes Base Rate Loans in accordance with this Section 1.03(b), the settlement procedure among the Lenders and the Payments Administrator shall be as follows:

           (i) The amount of each Lender's Proportionate Share of Revolving Loans shall be computed weekly (or more frequently in the Payment Administrator's discretion) and shall be adjusted upward or downward on the basis of the amount of outstanding Revolving Loans as of 5:00 P.M. New York City time on the last Business Day of the period specified by the Payments Administrator (such date, the "Settlement Date"). The Payments Administrator shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the amount of outstanding Revolving Loans for such period. The Lenders shall transfer to the Payments Administrator, or, subject to Section 1.03(e), the Payments Administrator shall transfer to the Lenders, such amounts as are necessary so that (after giving effect to all such transfers) the amount of Revolving Loans made by each Lender shall be equal to such Lender's Proportionate Share of the aggregate amount of Revolving Loans outstanding as of such Settlement Date. If the summary statement is received by the Lenders prior to 12:00 Noon New York City time on any Business Day, each Lender shall use its best efforts to make the transfers described above in immediately available funds no later than 3:00 P.M. New York City time on the day such summary statement was received; and if such summary statement is received by the Lenders after 12:00 Noon New York City time on such day or, in any event, no later than 3:00 PM New York City time on the next succeeding Business Day. The obligation of each of the Lenders to transfer such funds shall be irrevocable and unconditional and without recourse to or warranty by the Payments Administrator. Each of the Payments Administrator and the Lenders agree to mark their respective books and records on the Settlement Date to show at all times the Dollar amount of their respective Proportionate Shares of the outstanding Revolving Loans.

           (ii) To the extent that the settlement described above shall not yet have occurred, upon repayment of Revolving Loans by either Borrower, the Payments Administrator may apply such amounts repaid directly to the amounts made available by the Payments Administrator pursuant to this
      Section 1.03(b).

           (iii) Because the Payments Administrator on behalf of the Lenders may be advancing and/or may be repaid Revolving Loans prior to the time when the Lenders will actually advance and/or be repaid Revolving Loans, interest with respect to Revolving Loans shall be allocated by the Payments Administrator to each Lender and the Payments Administrator in accordance with the amount of Revolving Loans actually advanced by and repaid to each Lender and the Payments Administrator and shall accrue from and including the date such Revolving Loans are so advanced to, but excluding the date such Revolving Loans are either repaid by either Borrower in accordance with Section 4 or actually settled by the applicable Lender as described in this Section 1.03(b).

     (c) If any amount described in this Section 1.03 is not made available to the Payments Administrator by a Lender and the Payments Administrator has made such amount available to either Borrower, the Payments Administrator shall be entitled to recover such amount on demand from such Lender. If such Lender does not pay such amount forthwith upon the Payments Administrator's demand therefor, the Payments Administrator shall promptly notify the relevant Borrower and such Borrower shall promptly (but in any event no later than five Business Days after such demand) pay such amount to the Payments Administrator. The Payments Administrator shall also be entitled to recover from such Lender and such Borrower (x) interest on such amount in respect of each day from the date such corresponding amount was made available by the Payments Administrator to such Borrower to the date such amount is recovered by the Payments Administrator, at a rate per annum equal to either (i) if paid by such Lender, the overnight Federal Funds Rate or (ii) if paid by such Borrower, the then applicable rate of interest, calculated in accordance with Section 1.07 hereof, plus (y) in each case, an amount equal to any actual direct costs (including legal expenses) and losses incurred as a result of the failure of such Lender to provide such amount as provided in this Agreement; provided, however, that the Payments Administrator shall not be entitled to demand payment by the relevant Borrower of any amount under clause (y) above unless demand therefor has been made of the Lender and not paid within five Business Days of such demand. Nothing herein shall be deemed to relieve any Lender from its duty to fulfill its obligations hereunder or to prejudice any rights which either Borrower may have against any Lender as a result of any default by such Lender hereunder, including, without limitation, the right of such Borrower to seek reimbursement from any Lender for any amounts paid by such Borrower under clause (y) above on account of such Lender's default.

     (d) The failure of any Lender to make the Revolving Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on the date of any Borrowing.

     (e) Notwithstanding anything contained herein to the contrary, so long as any Lender is a Defaulting Lender, the Payments Administrator shall not be obligated to transfer to such Lender any payments made by either Borrower to the Payments Administrator for the benefit of such Lender. The Payments Administrator may hold and, in its discretion, re-lend to the Borrowers the amount of all such payments received by it for such Lender. For purposes of voting or consenting to matters with respect to the DIP Credit Documents and determining Proportionate Share, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. This
Section 1.03(e) shall remain effective with respect to such Defaulting Lender until (x) such Lender is no longer a Defaulting Lender, (y) the Obligations under this Agreement shall have been paid in full to the Payments Administrator and/or the Lenders other than the Defaulting Lender or (z) the other Lenders, the Payments

Administrator and the Borrowers shall have waived such Defaulting Lender's default in writing. No Commitment of any Lender shall be increased or otherwise affected, and performance by either Borrower shall not be excused, by the operation of this Section 1.03(e).

     1.04 Revolving Notes. (a) Each Borrower's obligation to pay the principal of, and interest on, all Revolving Loans made by each Lender shall be evidenced by a promissory note duly executed and delivered to such Lender by each of the Borrowers substantially in the form of Exhibit B hereto (each a "Revolving Note" and collectively the "Revolving Notes").

     (b) Each Revolving Note issued to each Lender shall (i) be payable to the order of such Lender or its registered assigns and be dated the Effective Date,
(ii) be in a stated principal amount equal to the Commitment of such Lender as in effect on the date of issuance thereof and be payable in the outstanding principal amount of the Revolving Loans evidenced thereby from time to time,
(iii) mature on the Maturity Date, (iv) bear interest as provided in Section
1.07 in respect of the Base Rate Loans or Eurodollar Loans, as the case may be, evidenced thereby and (v) be entitled to the benefits of this Agreement and all other DIP Credit Documents.

     (c) Each Lender will note on its internal records the amount of each Revolving Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Revolving Notes endorse on the reverse side thereof the outstanding principal amount of Revolving Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrowers' obligations in respect of such Revolving Loans.

     1.05 Conversions and Continuations. After the Effective Date, each Borrower shall have the option (x) to convert, on any Business Day, all or a portion equal to not less than the Minimum Borrowing Amount (if applicable) of the outstanding principal amount of the Revolving Loans made to it pursuant to one or more Borrowings of one Type of Revolving Loans into a Borrowing of another Type of Revolving Loans or (y) to continue an outstanding Borrowing of Eurodollar Loans for an additional Interest Period upon the expiration of the then current Interest Period, provided that (i) all Revolving Loans made during a period of up to 30 days after the Effective Date initially shall be maintained as Base Rate Loans for such 30-day period and thereafter may be converted to Eurodollar Loans, (ii) no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to any single Borrowing to less than the Minimum Borrowing Amount applicable thereto, and (iii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion. Each such conversion or continuation shall be effected by the applicable Borrower giving the Payments Administrator, at its Notice Office prior to 12:00 Noon (New York time) notice thereof (i) at least three Business Days' in the case of conversions into Eurodollar Loans and continuations thereof or (ii) on the Business Day of the proposed conversion date in the case of conversions into Base Rate Loans (each a "Notice of Conversion") specifying the Revolving Loans to be so converted or continued and, if to be converted into Eurodollar Loans or continued as Eurodollar Loans, the Interest Period to be initially applicable thereto. The Payments Administrator shall give each Lender prompt notice of any such proposed conversion or continuation, as applicable. Notices of Conversion shall be given by telephone, telecopy, telex, facsimile or cable, confirmed promptly in writing if by telephone.

     1.06 Pro Rata Borrowings. All Borrowings of Revolving Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of their respective Proportionate Shares.

     1.07 Interest. (a) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to it from the date the proceeds thereof are made available to such Borrower until the conversion or maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

     (b) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to it from the date of the Borrowing thereof until the conversion or maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

     (c) At any time that a default in the payment of principal of, or interest on, any Revolving Loan has occurred and is continuing, to the extent permitted by law, principal and interest in respect of each such Revolving Loan shall bear interest at a rate per annum which shall be 2% in excess of the rate of interest otherwise applicable to such Revolving Loan. Interest which accrues under this Section 1.07(c) shall be payable on demand.

     (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, monthly in arrears on the last Business Day of each calendar month, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and (iii) in respect of any Revolving Loan, on any repayment, prepayment or conversion date (on the amount prepaid or converted), or at maturity (whether by acceleration or otherwise).

     (e) Upon each Interest Determination Date, the Payments Administrator shall determine the interest rate applicable to Eurodollar Loans for each Interest Period and shall promptly notify the Borrowers and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

     1.08 Interest Periods. All Borrowings of Eurodollar Loans shall have an interest period (the "Interest Period") of one month, provided that:

           (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of a different Type or continuation of an existing Eurodollar Loan) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

           (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

           (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

           (iv) no Interest Period may be elected at a time when a Default or Event of Default is then in existence; and

           (v) no Interest Period shall extend beyond the Maturity Date.

If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrowers have failed to elect a new Interest Period to be applicable to such Borrowing as provided above (or are not permitted to elect an Interest Period by virtue of the application of clause (iv) above), the Borrowers shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

     1.09 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Payments Administrator):

           (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

           (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order or guideline, or any request or directive (whether or not having the force of law) by any Governmental Authority (including any central bank, Superintendent of Financial Institutions or other comparable authority or agency) (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to such Lender of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender, or any franchise tax based on the net income or profits of such Lender, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is incorporated or organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.06(a), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the date of this Agreement affecting such Lender or the interbank Eurodollar market or the position of such Lender in such market; or

           (iii) at any time, that the making or continuance of any Eurodollar Loan by such Lender has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by such Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Payments Administrator, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrowers and, except in the case of clause (i) above, to the Payments Administrator of such determination (which notice the Payments Administrator shall promptly transmit to each of the other Lenders). Thereafter
(x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Payments Administrator notifies the Borrowers and the Lenders that the circumstances giving rise to such notice by the Payments Administrator no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrowers with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrowers, (y) in the case of clause (ii) above, the Borrowers shall, subject to the provisions of Section 12.15 (to the extent applicable) pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, submitted to the Borrowers by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrowers shall take one of the actions specified in Section 1.09(b) as promptly as possible and, in any event, within the time period required by law. Each of the Payments Administrator and each Lender agrees that if it gives notice to the Borrowers of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrowers and, in the case of any such Lender, the Payments Administrator, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Lender, the obligations of such Lender to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

     (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.09(a)(ii) or (iii), the Borrowers may (and in the case of a Eurodollar Loan affected by the circumstances described in Section 1.09(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Payments Administrator notice by telephone, telecopy, telex, facsimile or cable, immediately confirmed in writing if by telephone on the same date that the Borrowers were notified by the affected Lender or the Payments Administrator pursuant to Section 1.09(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Payments Administrator, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.09(b).

     (c) If at any time after the date of this Agreement any Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any Governmental Authority (including any central bank, Superintendent of Financial Institutions or other comparable authority or agency) will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitment hereunder or its obligations hereunder, then the Borrowers shall, subject to the provisions of
Section 12.15 (to the extent applicable), pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase or reduction of capital as the case may be. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's reasonable good faith determination of compensation owing under this Section 1.09(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.09(c), will give prompt written notice thereof to the Borrowers, which notice shall show the basis for calculation of such additional amounts.

     1.10  Compensation.  The Borrowers shall, subject to the provisions of
Section 12.15 (to the extent applicable), compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans (but excluding any loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Payments Administrator) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrowers or deemed withdrawn pursuant to Section 1.09(a)); (ii) if any repayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of the Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrowers; or (iv) as a consequence of (x) any other default by the Borrowers to repay their Eurodollar Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.09(b).

     1.11 Change of Applicable Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 1.09(a)(ii) or (iii), 1.09(c), 2.05 or 4.06 with respect to such Lender, it will, if requested by the Borrowers, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Revolving Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its applicable lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 1.11 shall affect or postpone any of the obligations of either Borrower or the rights of any Lender provided in Sections 1.09, 2.05 and 4.06.

     1.12 Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations hereunder, (y) upon the occurrence of any event giving rise to the operation of Section 1.09(a)(ii) or
(iii), 1.09(c), 2.05 or 4.06 with respect to any Lender which results in such Lender charging to the Borrowers increased costs in excess of those being generally charged by the other Lenders or (z) as provided in Section 12.11(b) in the case of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrowers shall have the right, if no Default or Event of Default will exist immediately after giving effect to the respective replacement, to either replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") reasonably acceptable to the DIP Agent, provided that (i) at the time of any replacement pursuant to this Section 1.12, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid at such time) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Revolving Loans of, and participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Revolving Loans of the Replaced Lender, (B) an amount equal to all Unpaid Drawings that have not been repaid with the proceeds of Revolving Loans that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to
Section 3.01 and (y) the DIP Agent an amount equal to such Replaced Lender's Proportionate Share (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Lender) of any Unpaid Drawing (which at such time remains an Unpaid Drawing that has not been repaid with the proceeds of a Revolving Loan) to the extent such amount was not theretofore funded by such Replaced Lender, and (ii) all obligations of the Borrowers owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and
(ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate

Note or Revolving Notes executed by the Borrowers, (x) the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.07, 1.09, 1.10, 2.05, 4.06, 12.01 and 12.06), which shall survive as to such
Replaced Lender and (y) in the case of a replacement of a Defaulting Lender with a Non-Defaulting Lender, the Proportionate Shares of the Lenders shall be automatically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Lender with one or more Non-Defaulting Lenders).

     Section 2.  Letters of Credit.

     2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the US Borrower may, no later than 30 days prior to the Maturity Date, request that any Issuing Lender issue, at any time and from time to time on and after the Effective Date and prior to the Maturity Date, (x) for the account of the US Borrower and for the benefit of any holder (or any trustee, DIP Agent or other similar representative for any such holders) of L/C Supportable Obligations of any Credit Party, a letter of credit in the form of an irrevocable standby letter of credit in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and (y) for the account of the US Borrower and for the benefit of sellers of goods and services to any Credit Party, an irrevocable trade letter of credit in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such letter of credit, a "Trade Letter of Credit", and each such Trade Letter of Credit and each Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of the Credit Parties. All Letters of Credit shall be issued on a sight basis only.

     (b) Letters of Credit may be issued, at the request of the US Borrower, in Dollars or in Canadian Dollars.

     (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued, the Stated Amount of which, when added to the Letter of Credit Outstandings at such time would exceed $20,000,000 (the "LC Sublimit"), (ii) no Letter of Credit shall be issued the Stated Amount of which, when added to all Letter of Credit Outstandings at such time and the aggregate outstanding principal amount of Revolving Loans at such time, would exceed the lowest of
(x) the Total Commitment (after giving effect to any reduction thereto on such date), (y) the Authorized Facility Amount and (z) the Borrowing Base Amount,
(iii) each Standby Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance (although any Letter of Credit may be extendable (whether automatically or otherwise for successive periods of up to 12 months on terms acceptable to the Issuing Lender), and (iv) each Trade Letter of Credit shall have an expiry date occurring not later than 180 days after the issuance thereof.

     (d) If any Letter of Credit shall be outstanding on the Consummation Date, the US Borrower shall, on or prior to the Consummation Date, (i) cause such Letter of Credit to be returned to the respective Issuing Lender undrawn and canceled or (ii) either (x) cause a backing letter of credit to be issued to the respective Issuing Lender, in a form satisfactory to such Issuing Lender and the DIP Agent, and issued by a lender satisfactory to such Issuing Lender and the DIP Agent, in an amount equal to 105% of the Stated Amount of such Letter of Credit or (y) deposit cash or Cash Equivalents in an account established at BTCo in the name of the DIP Agent for the benefit of the Lenders as security for the reimbursement obligations in connection with such Letter of Credit in an amount equal to 105% of the Stated Amount of such Letter of Credit, such cash or Cash Equivalents to be remitted to the US Borrower upon the expiration, cancellation or other satisfaction of such obligations.

     (e) Each Issuing Lender may agree, in its sole discretion and BTCo in its capacity as an Issuing Lender hereby agrees that, in the event a requested Letter of Credit is not issued by one of the other Issuing Lenders, it will (subject to the terms and conditions contained herein), at any time and from time to time on or after the Effective Date and no later than 10 days prior to the Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the US Borrower one or more Letters of Credit in support of such L/C Supportable Obligations of either of the Borrowers or their Subsidiaries as is permitted to remain outstanding without giving rise to a Default or Event of Default hereunder; provided that the respective Issuing Lender shall be under no obligation to issue any Letter of Credit if at the time of such issuance:

           (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Lender as of the date hereof and which such Issuing Lender in good faith deems material to it; or

           (ii) such Issuing Lender shall have received notice from any Lender prior to the issuance of such Letter of Credit of the type described in the penultimate sentence of Section 2.02(b).

     2.02 Letter of Credit Requests. (a) Whenever the US Borrower desires that a Letter of Credit be issued for its account, the US Borrower shall give the Payments Administrator and the respective Issuing Lender at least three Business Days' (or such shorter period as is acceptable to the respective Issuing Lender) by facsimile written notice thereof. Each notice shall be in the form of Exhibit C (each a "Letter of Credit Request").

     (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the US Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Lender has received notice from any Lender before it issues a Letter of Credit that one or more of the conditions specified in Section 5 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(e), then such Issuing Lender may issue the requested Letter of Credit for the account of the US Borrower in accordance with such Issuing Lender's usual and customary practices. Upon its issuance or amendment of any Letter of Credit, such Issuing Lender shall promptly notify in writing each Lender and the DIP Agent of such issuance or amendment, which notice shall be accompanied, if requested by any Lender, by a copy of the amendment or of the Letter of Credit actually issued.

     2.03 Letter of Credit Participations. (a) Immediately upon the issuance by any Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each Lender, other than such Issuing Lender (each such Lender, in its capacity under this Section 2.03, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Proportionate Share in such Letter of Credit, each drawing made thereunder and the obligations of the US Borrower under this Agreement with respect thereto (other than the Facing Fees, which shall be for the account of the respective Issuing Lender), and any security therefor or guaranty pertaining thereto. Upon any change in the Commitments or Proportionate Shares of the Lenders pursuant to Section 1.12 or 12.04 or as a result of a Lender Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.03 to reflect the new Proportionate Shares of the assignor and assignee Lender or of all Lenders, as the case may be.

     (b) In determining whether to pay under any Letter of Credit, such Issuing Lender shall have no obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction, shall not create for such Issuing Lender any resulting liability to the Borrowers or any Lender.

     (c) In the event that any Issuing Lender makes any payment under any Letter of Credit and the US Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.04(a), such Issuing Lender shall promptly notify the Payments Administrator, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Lender the amount of such Participant's Proportionate Share of such unreimbursed payment in Dollars (or, in the case of any unreimbursed payment made in a currency other than Dollars, of the US Dollar Equivalent of such unreimbursed payment, as determined by the Issuing Lender on the date on which such unreimbursed payment was made by the Issuing Lender) and in same day funds. If the Payments Administrator so notifies, prior to 12:00 Noon (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall use its best efforts to make available to such Issuing Lender such Participant's Proportionate Share of the amount of such payment on such Business Day in Dollars (or, in the case of any unreimbursed payment made in a currency other than Dollars, of the US Dollar Equivalent thereof) in same day funds or in any case, no later than 3:00 P.M. New York City time on the next succeeding Business Day. If and to the extent such Participant shall not have so made its Proportionate Share of the amount of such payment available to such Issuing Lender, such Participant agrees to pay to such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Lender at the overnight Federal Funds Rate. The failure of any Participant to make available to such Issuing Lender its Proportionate Share of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Lender its Proportionate Share of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Lender such other Participant's Proportionate Share of any such payment.

     (d) Whenever any Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Lender shall pay to each Participant which has paid its Proportionate Share thereof, in Dollars (or, in the case of any unreimbursed payment made in a currency other than Dollars, of the US Dollar Equivalent thereof) and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the payment pursuant to clause (c) above.

     (e) The obligations of the Participants to make payments to each Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

           (i) any lack of validity or enforceability of this Agreement or any of the other DIP Credit Documents;

           (ii) the existence of any claim, setoff, defense or other right which the US Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the DIP Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the US Borrower and the beneficiary named in any such Letter of Credit);

           (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

           (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the DIP Credit Documents; or

           (v) the occurrence of any Default or Event of Default.

     2.04 Agreement to Repay Letter of Credit Drawings. (a) The US Borrower hereby agrees to reimburse the respective Issuing Lender, by making payment to the Payments Administrator in immediately available funds in Dollars (or, in the case of any payment or disbursement made by such Issuing Lender in a currency other than Dollars, of the US Dollar Equivalent of such payment or disbursement) at the Payment Office, for any payment or disbursement made by such Issuing Lender under any Letter of Credit (each such amount, so paid until reimbursed or repaid with the proceeds of a Revolving Loan in accordance with the terms hereof, an "Unpaid Drawing"), no later than three Business Days after the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by the US Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Base Rate Loans; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the fifth Business Day following the notice of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the US Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Base Rate Loans plus 2%, in each such case, with interest to be payable on demand; provided further, however, that even if the conditions to Borrowing set forth herein are not met, the relevant Borrower may request in accordance with Section 1.02 that the payments required to be made under this Section 2.04(a) be made from the proceeds of a Base Rate Loan in an equivalent amount, and, to the extent so made, the US Borrower's obligations to make such payments shall be discharged. The respective Issuing Lender shall give the US Borrower prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrowers' obligations hereunder.

     (b) The obligations of the US Borrower under this Section 2.04 to reimburse the respective Issuing Lender with respect to payments on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the US Borrower may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Lender's only obligation to the US Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court of competent jurisdiction, shall not create for such Issuing Lender any resulting liability to either Borrower.

     2.05 Increased Costs. If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any Governmental Authority (including any central bank, Superintendent of Financial Institutions or other comparable authority or agency) charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in GAAP, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Lender or participated in by any Participant, or
(ii) impose on any Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Lender or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Lender or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Lender or such Participant, or any franchise tax based on the net income or profits of such Lender or Participant, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.06(a), then, upon demand to the US Borrower by such Issuing Lender or any Participant (a copy of which demand shall be sent by such Issuing Lender or such Participant to the DIP Agent) and subject to the provisions of Section 12.15 (to the extent applicable), the US Borrower shall pay to such Issuing Lender or such Participant such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Lender or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the US Borrower, which notice shall include a certificate submitted to the US Borrower by such Issuing Lender or such Participant (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the DIP Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such Participant. The certificate required to be delivered pursuant to this Section 2.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the US Borrower.

     2.06 Indemnification from Lenders. To the extent the Issuing Lender is not reimbursed and indemnified by the US Borrower, each Participant will reimburse and indemnify the Issuing Lender in proportion to its respective Commitment, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever (including all expenses which may be imposed on, incurred by or asserted against the Issuing Lender in performing its duties hereunder, in any way relating to or arising out of this Agreement; provided that no Participant shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Lender's gross negligence or willful misconduct as determined by a court of competent jurisdiction. The agreements contained in this Section shall survive any termination of this Agreement and the other DIP Credit Documents and the payment in full of the Obligations.

     Section 3.  Fees; Commitment; Reductions of Commitments.

     3.01 Fees. (a) The Payments Administrator shall be entitled to charge to the account of the Borrowers a commitment commission (the "Commitment Commission") for distribution to each Non-Defaulting Lender, for the period from and including the Effective Date until the Maturity Date (or such earlier date as the Total Commitment shall have been terminated) computed at a rate equal to 1/2 of 1% per annum on the average Unutilized Commitment of such Non-Defaulting Lender for each calendar month, to be owed by the Borrowers on a joint and several basis. Accrued Commitment Commission shall be due and payable in arrears on the last Business Day of each calendar month, and on the Maturity Date (or upon such earlier date as the Total Commitment shall be terminated).

     (b) The Payments Administrator shall be entitled to charge to the account of the US Borrower (i) for pro rata distribution to the Lenders (based upon their respective Proportionate Shares in each such Letter of Credit) a fee in respect of each Letter of Credit (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit to the Termination Date of such Letter of Credit, computed at the rate equal to the Applicable Margin for Eurodollar Loans per annum on the daily Stated Amount of such Letter of Credit, and (ii) a fee for the account of each Issuing Lender in respect of each Letter of Credit issued by it (the "Facing Fee"), for the period from and including the date of issuance of such Letter of Credit to the Termination Date of such Letter of Credit, computed at the rate equal to (A) in the case of Standby Letters of Credit, 0.25% per annum on the daily Stated Amount of such Standby Letters of Credit and (B) in the case of Trade Letters of Credit, 0.25% per annum on the daily Stated Amount of such Trade Letter of Credit. Accrued Letter of Credit fees shall be due and payable in Dollars in arrears on the last Business Day of each calendar month and on the Maturity Date (or upon such earlier date as the Total Commitment shall be terminated).

     (c) The Payments Administrator shall be entitled to charge to the account of the US Borrower, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge which the respective Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit. All such administrative charges are payable in Dollars.

     (d) The Borrowers shall pay to the DIP Agent, for its own account, such fees as have been mutually agreed by the DIP Agent and the Borrowers, including amounts under the Fee Letter.

     (e) All computation of Fees shall be made in accordance with Section 12.07(b).

     3.02 Voluntary Reduction of Commitments. Upon at least three Business Days' prior written notice to the DIP Agent at its Notice Office (which notice the DIP Agent shall promptly transmit to each of the Lenders), the Borrowers shall have the right, without premium or penalty, to permanently reduce the Total Commitment in whole or in part, in integral multiples of $1,000,000, provided that (x) no such reduction shall exceed the amount of the Aggregate Unutilized Commitments as in effect immediately before giving effect to such reduction and

(y) any such reduction shall apply proportionately to reduce (i) the Commitment of each Lender that is not a Defaulting Lender and (ii) the Commitment of each Defaulting Lender as in effect prior to the time such Lender became a Defaulting Lender.

     3.03 Authorization to Charge Loan Accounts. The Borrowers hereby authorize the Payments Administrator, subject to prior notice to the Borrowers, to charge the Borrowers' Loan Accounts with the amount of all Fees, other Expenses and other payments to be paid hereunder, under the Fee Letter and under the other DIP Credit Documents as and when such payments become due. The Borrowers confirm that any charges which the Payments Administrator may so make to the Borrowers' Loan Accounts as herein provided will be made as an accommodation to the Borrowers and solely at the Payments Administrator's discretion.

     Section 4.  Prepayments; Payments.

     4.01 Voluntary Prepayments. Each Borrower shall have the right to prepay Revolving Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions: (i) such Borrower shall give the DIP Agent notice, in writing or by telephone, confirmed in writing, of its intent to make a prepayment (x) prior to 2 P.M. (New York time) at its Notice Office at least three Business Days prior to the date of such prepayment in the case of Eurodollar Loans and (y) prior to 12 Noon (New York time) at its Notice Office at least one Business Day prior to the date of such prepayment in the case of Base Rate Loans, which notice in each case shall indicate the amount of such prepayment and the Type of Revolving Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the DIP Agent shall promptly transmit to each of the Lenders; and (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least the Minimum Borrowing Amount, if applicable, with respect thereto, provided that no partial prepayment of Eurodollar Loans shall reduce the outstanding Eurodollar Loans made pursuant to a Borrowing to an amount less than the Minimum Borrowing Amount with respect thereto. Each prepayment pursuant to this Section 4.01 in respect of any Revolving Loans made pursuant to a Borrowing shall be applied pro rata among the Lenders making such Revolving Loans, provided that no such prepayment shall be applied to any Revolving Loans of a Defaulting Lender at any time when the Revolving Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Proportionate Share of all Revolving Loans then outstanding. Prepayments of Eurodollar Loans made pursuant to this Section 4.01 on any day other than the last day of an Interest Period applicable thereto shall be accompanied by the amounts required under Section 1.10.

     4.02  Mandatory Prepayments.

     (A) Requirements. (a) If on any date the sum of the aggregate outstanding principal amount of Revolving Loans plus the Letter of Credit Outstandings exceeds the lowest of (x) the Total Commitment as then in effect,
(y) the Authorized Facility Amount or (z) the Borrowing Base Amount, the Borrowers shall repay on such date that principal amount of Revolving Loans as is equal to such excess. If, after giving effect to the prepayment of all outstanding Revolving Loans, the Letter of Credit Outstandings exceed the lowest of (x) the Total Commitment as then in effect, (y) the Authorized Facility Amount or (z) the Borrowing

Base Amount, the Borrowers shall pay to the DIP Agent an amount in cash and/or Cash Equivalents equal to 105% of such excess and the DIP Agent shall hold such payment in an account established at BTCo in the name of the DIP Agent for the benefit of the Lenders (and not release same, except as such excess is reduced) as security for the obligations of the Borrowers.

     (b) If on any date the sum of the outstanding principal amount of the Revolving Loans made by a Defaulting Lender exceeds the Commitment of such Defaulting Lender as in effect prior to the time such Lender became a Defaulting Lender and after giving effect to any reduction of the Total Commitment pursuant to Section 3.02, the Borrowers shall repay the Loans of such Defaulting Lender in an amount equal to such excess.

     (c) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Revolving Loans shall be repaid in full on the Maturity Date.

     (d) In addition to any other mandatory repayment or prepayment under this
Section 4.02, an amount equal to 100% of the Net Sale Proceeds from the sale of any assets (other than as permitted by Section 8.02(iv)) of the Borrowers or any of their Subsidiaries subsequent to the Petition Date shall be applied on the closing date of such sale (i) to repay the Outstanding Revolving Loans or
(ii) if no Revolving Loans are outstanding on such date, in accordance with the terms of the Acceptable Cash Collateral Order; provided that, unless an Event of Default has occurred and is continuing, the amount by which Other Asset Sale Proceeds exceed $93,000,000 (after post-closing adjustments of no more than $4,000,000 with respect to Aluminum Proceeds), shall not give rise to a mandatory prepayment to the extent that such proceeds are held by the DIP Agent for application in accordance with the Restructuring Term Sheet on the effective date of the Pre-Arranged Plan.

     (B) Application. With respect to each prepayment of Revolving Loans required pursuant to this Section 4.02, the Borrowers may designate the Types of Revolving Loans which are to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) prepayments of Eurodollar Loans made pursuant to this Section 4.02 on any day other than the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans") shall be accompanied by the amounts required under Section 1.10; provided that the Borrowers may, in lieu of making any payment required under Section 1.10 as a result of prepaying any Eurodollar Loan on a day other than the last day of the applicable Interest Period under this Section 4.02, initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the DIP Agent (which deposit must be equal in amount to the amount of the Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrowers hereunder pursuant to a cash collateral arrangement satisfactory to the DIP Agent, which shall provide for investments satisfactory to the DIP Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of the Interest Period applicable to the Affected Eurodollar Loans (or such earlier date or dates as shall be requested by the relevant Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loans not initially prepaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Lenders whose Revolving Loans would otherwise have been immediately prepaid with the amounts deposited and upon the taking of any action by the DIP Agent or the Lenders pursuant to the remedial provisions of
Section 9, any amounts held as cash collateral pursuant to this Section 4.02(B) shall, subject to the requirements of applicable law, be immediately applied to repay Loans, (ii) if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Revolving Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall immediately be converted into Base Rate Loans;
(iii) each prepayment in respect of any Revolving Loans made pursuant to a Borrowing shall be applied pro rata among the Lenders making such Revolving Loans; and (iv) notwithstanding the provisions of the preceding clause (iii), no prepayments made pursuant to the first sentence of Section 4.02(A)(a) shall be applied to the Revolving Loans of a Defaulting Lender. In the absence of a designation by the Borrowers as described in the preceding sentence, the DIP Agent shall, subject to the above, make such designation in its sole discretion.

     4.03 Payments and Computations. (a) (i) The Canadian Borrower has established and shall maintain its Canadian Bank Accounts and shall instruct all account debtors on the Accounts of the Canadian Credit Parties to remit all payments to its Canadian Bank Accounts. All amounts received by the Canadian Credit Parties from any account debtor, in addition to all other cash received from any other source with respect to the Accounts of the Canadian Credit Parties, shall, subject to the requirements of Section 8.14, upon receipt be deposited into a Canadian Bank Account.

     (ii) The US Borrower has established and shall maintain its US Collection Accounts pursuant to the Collection Bank Agreements, and shall instruct all account debtors on the Accounts of the US Credit Parties to remit all payments to its US Collection Accounts. All amounts received by the US Borrower from any account debtor, in addition to all other cash received from any other source with respect to the Accounts of the US Credit Parties, shall, subject to the requirements of Section 8.14, upon receipt, be deposited into a US Collection Account.

     (iii) The Canadian Borrower may close collection accounts and/or open new collection accounts with the prior written consent of the DIP Collateral Agents.

     (iv) The US Borrower may close collection accounts and/or open new collection accounts with the prior written consent of the DIP Agent.

     (b) Upon the terms and subject to the conditions set forth in the Collection Bank Agreements, all available amounts held in the US Collection Accounts other than the Union Amounts, shall be wired each Business Day into the BT Concentration Accounts.

     (c) All available funds in the BT Concentration Accounts shall be transferred on every Business Day to the US Loan Account. Subject to the terms of the Canadian Bank Accounts, the Canadian Borrower may from time to time transfer money to the Canadian Loan Account.

     (d) All available amounts held in the Loan Accounts shall be distributed and applied on a daily basis in the following order: first, to the payment of any Fees, other Expenses or other Obligations due and payable to the DIP Agent under any of the DIP Credit Documents; second, to the payment of any Fees, other Expenses or other Obligations due and payable to any Issuing Lender under any of the DIP Credit Documents; third, to the ratable payment of any Fees, other Expenses or other Obligations due and payable to the Lenders under any of the DIP Credit Documents other than those Obligations specifically referred to in this Section 4.03(d); fourth, if required by the DIP Agent, to the ratable payment of interest due on the Revolving Loans; and, fifth, to the ratable payment of principal due on the Revolving Loans. Any payment received hereunder shall, unless paid with respect to amounts specifically owing to the DIP Agent or any Issuing Lender, be distributed and applied by the DIP Collateral Agents to the payment of the amounts due hereunder and under the Revolving Notes ratably in accordance with such amounts (or, if a court of competent jurisdiction shall otherwise specify, as specified by such court).

     4.04 Maintenance of Loan Accounts. The Payments Administrator shall maintain an account in the name of each Borrower (the "US Loan Account" and the "Canadian Loan Account", respectively) in which such Borrower will be charged with all loans and advances made by the Lenders to such Borrower or for such Borrower's account, including the Revolving Loans, the Letter of Credit Outstandings, the Fees, the other Expenses and any other Obligations. Each Borrower will be credited, in accordance with Section 4.03 above, with all amounts received by the Lenders from such Borrower or from others for such Borrower's account, including, as set forth above, all amounts received by the Payments Administrator in payment of Accounts and applied to the Obligations. In no event shall prior recourse to any Loan Accounts and Collateral be a prerequisite to the Payments Administrator's right to demand payment of any Obligation upon its maturity. Further, the Payments Administrator shall have no obligation whatsoever to perform in any respect any of either Borrower's contracts or obligations relating to the Accounts.

     4.05 Statement of Accounting. Promptly after the end of each month the Payments Administrator shall send each Borrower a statement accounting for the charges, loans and other transactions occurring among and between the DIP Agent, the Lenders, the Issuing Lenders and each Borrower during that month. Such monthly statements shall constitute prima facie evidence of the accuracy of the information contained therein and shall, absent manifest error, be an account stated, which is final, conclusive and binding on the Borrowers.

     4.06 Net Payments. (a) All payments made by the Borrowers hereunder or under any Revolving Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.06(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender, or any franchise tax based on the net income or net profits of a Lender, in either case pursuant to the laws of Canada or the United States of America or the jurisdiction in which it is incorporated or organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrowers agree to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Revolving Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Revolving Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence of this Section 4.06(a), then the Borrowers agree to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender, or any franchise tax based on the net income or net profits of such Lender, in either case pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Lender is located and for any withholding of income or similar taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrowers will furnish to the DIP Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrowers. The Borrowers agree to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

     (b) Each Lender that is neither a resident of Canada nor a United States person (as such term is defined in Section 7701(a)(30) of the Code) and that makes Revolving Loans to the US Borrower agrees to deliver to the US Borrower and the DIP Agent on or prior to the Effective Date, and each such Lender that is an assignee or transferee of an interest under this Agreement pursuant to
Section 1.12 or 12.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer) and that is not such a United States person agrees to deliver to the US Borrower and the DIP Agent on or prior to the date of such assignment or transfer to such Lender,
(i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if such Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.06(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Revolving Note. In addition, each Lender described in the preceding sentence (a "Specified Lender") agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the US Borrower and the DIP Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor form), or Form W-8 (or successor form) and a Section 4.06(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Specified Lender to a continued exemption from or reduction in United States withholding tax with respect to payments by the US Borrower under this Agreement and any Note, or it shall immediately notify the US Borrower and the DIP Agent of its inability to deliver any such Form or Certificate. Notwithstanding anything to the contrary contained in Section 4.06(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the US Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Specified Lender for US federal income tax purposes to the extent that such Specified Lender has not provided to the US Borrower US Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the US Borrower shall not be obligated pursuant to Section 4.06(a) hereof to gross-up payments to be made to a Specified Lender in respect of income or similar taxes imposed by the United States if (I) such Specified Lender has not provided to the US Borrower the Internal Revenue Service Forms required to be provided to the Borrowers pursuant to this Section 4.06(b) or
(II) in the case of a payment, other than interest, to a Specified Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this
Section 4.06 and except as set forth in Section 12.04(b), the Borrowers agree to pay additional amounts and to indemnify each Lender in the manner set forth in Section 4.06(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date (or, with respect to any assignee of any Lender, after the date on which the assignment to such assignee becomes effective) in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

     (c) The provisions of this Section 4.06 are subject to the provisions of
Section 12.15 (to the extent applicable).

     Section 5.  Conditions Precedent.

     5.01 Conditions Precedent to Initial Revolving Loans and Letters of Credit under the DIP Facility. This Agreement shall become effective, if at all, on the date (the "Effective Date") not later than July 8, 1999 on which each of the following conditions is satisfied:

     (a) Execution of Agreement; Revolving Notes. (i) Each Credit Party, the DIP Agent and each other institution then a Lender hereunder shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the DIP Agent at its Notice Office or, in the case of the Lenders, shall have given to the DIP Agent telephonic (confirmed in writing) or written notice (actually received) at such office that the same has been signed and mailed to it and (ii) there shall have been delivered to the Payments Administrator for the account of each of the Lenders, the appropriate Revolving Notes and other DIP Credit Documents executed by the relevant Borrower (and/or any other Person required thereunder) in the amount, maturity and as otherwise provided herein and as satisfactory to the DIP Agent.

     (b) Corporate Documents; Proceedings; Officer's Certificates. (i) The DIP Agent shall have received from each Credit Party a certificate, dated the Effective Date, signed by a Responsible Officer, Secretary or Assistant Secretary of such Credit Party and attested to by the Secretary or any Assistant Secretary of such Credit Party in the form of Exhibit E with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of each Credit Party and the resolutions of the Board of Directors of each Credit Party referred to in such certificate, authorizing and approving the commencement of the Cases and the Borrowings and all other transactions contemplated by this Agreement, and the foregoing shall be satisfactory in form and substance to the DIP Agent.

     (ii) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other DIP Credit Documents shall be satisfactory in form and substance to the DIP Agent, and the DIP Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which the DIP Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

     (c) Opinions of Counsel. The DIP Agent shall have received an opinion in form and substance satisfactory, addressed to each of the Lenders and dated the Effective Date, from (i) Skadden, Arps, Slate, Meagher & Flom (Illinois) counsel to the Borrowers and the Subsidiary Guarantors, covering the matters set forth in Exhibit F-1 and such other matters incident to the transactions contemplated herein as the DIP Agent may reasonably request, from (ii) Stikeman, Elliott, Canadian counsel to the Borrowers and the Subsidiary Guarantors, covering the matters set forth in Exhibit F-2 and such other matters incident to the transactions contemplated herein as the DIP Agent may reasonably request and from (iii) Colin Soule, Esq., covering the matters set forth in Exhibit F-3 and such other matters incident to the transactions contemplated herein as the DIP Agent may reasonably request.

     (d) Orders. The following orders of the US Bankruptcy Court shall have been entered, shall be in full force and effect and shall not have been stayed, reversed, vacated or rescinded, all such orders shall be satisfactory to the DIP Agent and the Lenders and the DIP Agent shall have received:

           (i) A copy of an order of the US Bankruptcy Court in the form of Exhibit G-1 (the "US Interim Order"), which US Interim Order shall indicate on its face that it has been entered by the US Bankruptcy Court after notice given and a hearing conducted in accordance with Rule 4001(c) of the Federal Rules of Bankruptcy Procedure no later than 15 days after the date of the commencement of the US Cases), shall be in full force and effect and shall not have been stayed, reversed, vacated, rescinded or otherwise modified without the prior written consent of the DIP Agent and the Required Lenders.

           (ii) A copy of an order of the US Bankruptcy Court attached hereto as Exhibit J (the "Acceptable Cash Collateral Order") pursuant to Section 363(c)(2) of the US Bankruptcy Code, which order shall not have been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required Lenders.

           (iii) A copy of an order of the US Bankruptcy Court attached hereto as Exhibit P (the "Bonding Order"), which order shall not have been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required Lenders.

           (iv) The DIP Agent shall be satisfied that all Orders described in this Section 5.01(d) shall be binding on all existing material creditors (or other Persons described therein) of the Borrowers and the Subsidiary Guarantors, and shall be effective to provide the stay of actions, priorities, liens and other protections for the Borrowers, the Subsidiary Guarantors, the DIP Agent, the DIP Collateral Agents and the Lenders purported to be granted thereby.

     (e) Payment of Fees, etc. The Borrowers shall have paid all costs, fees and expenses owing under or in connection with the DIP Credit Documents and the Fee Letter and due to the DIP Agent or the Lenders on or before the Effective Date to the extent due and notified to the Borrowers (including, without limitation, legal fees and expenses and the payment to the DIP Agent for the benefit of the Lenders (other than the DIP Agents) of all professional fees incurred by the Lenders (other than the DIP Agents) in an amount not to exceed $21,875 for each such Lender (other than Foothill) and in an amount not to exceed $43,750 for Foothill and its participant).

     (f) Pledge Agreement. Each US Credit Party shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit I hereto (as amended, restated, supplemented or modified from time to time, the "Pledge Agreement"), which shall be in full force and effect, and arrangements reasonably satisfactory to the DIP Collateral Agents for the agent under the Pre-Petition Credit Agreement to hold the collateral subject thereto in pledge as bailee for the benefit of the Lenders, or to deliver such collateral to the DIP Agent, shall have been effectuated. The Canadian Borrower shall have taken all further measures requested by the Lenders necessary pursuant to Canadian law in order to perfect the security interest of the Lenders in the collateral of the Borrowers located in Canada.

     (g) Adverse Change. Except as (x) relating to the filing of the Cases, including litigation, if any, with such creditors or interest holders who object to the Plan of Reorganization and (y) as disclosed in reports and statements previously provided to the Pre-Petition Agent or the Lenders, nothing shall have occurred (and the DIP Agent shall have become aware of no facts or conditions not previously known) which the Borrowers, the Required Lenders or the DIP Agent shall determine has, or is reasonably likely to have, a Material Adverse Effect.

     (h) Litigation. No litigation, except (x) as relating to the filing of the Cases, including litigation, if any with such creditors or interest holders who object to the Plan of Reorganization, (y) as has been disclosed in filings made by the Credit Parties with the Securities and Exchange Commission (and the equivalent Canadian authority) or as has been disclosed to the Pre-Petition Agent or the Pre-Petition Lenders prior to the Effective Date (to the extent and in the manner so disclosed) or (z) as has been disclosed on Schedule X hereto (to the extent and in the manner so disclosed) by any entity (private or governmental) shall be pending or threatened

(i) which could adversely affect this Agreement or any other DIP Credit Document or (ii) which the Borrowers, the DIP Agent or the Required Lenders shall determine is reasonably likely, after giving effect to the commencement of the Cases, to be material and adverse to the Borrowers, the Subsidiary Guarantors, their affiliates and their subsidiaries, as a whole.

     (i) Pre-Arranged Plan. (i) (A) The Borrowers shall have engaged in negotiations regarding the Pre-Arranged Plan with the holders (or representatives of such holders) of claims and interests against the Borrowers and/or their subsidiaries entitled to vote on the Pre-Arranged Plan, (B) the Borrowers shall have used their best efforts to obtain written agreements, to the extent legally permissible, from such holders of claims in terms of amount of claims and number of holders as required for the approval of the Pre-Arranged Plan by the relevant classes of claims under the Bankruptcy Code and the CCAA, committing such holders (a) to vote in favor of the Pre-Arranged Plan and (b) not to sell or assign their claims except to an entity that agrees in writing to be bound by the terms of such agreements.

     (ii) The Pre-Arranged Plan shall be feasible and there shall exist no known impediment to confirmation of the Pre-Arranged Plan and consummation thereof by November 30, 1999.

     (j) Approvals. Except for the Canadian Approvals, all necessary governmental and third party approvals in connection with the transactions contemplated by the DIP Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Borrowers, the Required Lenders or the DIP Agent, materially adverse conditions upon the consummation of such transactions. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing material adverse conditions upon the consummation of the transactions contemplated by the DIP Credit Documents.

     (k) Cash Management Systems. (i) The US Collection Accounts, the BT Concentration Accounts and the Canadian Bank Accounts shall be subject to the Facility Liens and collection requirements reasonably satisfactory to the DIP Agent and, if relating to the Canadian Credit Parties, the Bank Account Service Providers, for the Credit Parties (including any and all accounts used in connection therewith, the "Cash Concentration Accounts") shall have been established to the reasonable satisfaction of the DIP Agent and, if relating to the Canadian Credit Parties, the Bank Account Service Providers and (ii) the DIP Agent shall have received fully executed copies of the Collection Bank Agreements, each of which shall be in full force and effect, and of any Direction Letter that has been addressed to the Account Banks.

     (l) Budget.  The DIP Agent and the Lenders shall have received the Budget.

     (m) Consultants' Reports. The DIP Agent shall have received satisfactory consultants' reports and projections, updated as of the Effective Date, necessary to determine advance rates and eligibility requirements to substantiate and monitor the Borrowing Base Amount with respect to the ISG division, the US Ferrous division and any other division of the

Borrowers, the accounts receivable of which are to be included in the Borrowing Base Amount on the Effective Date.

     (n) Borrowing Base Certificate. On the Effective Date, the Borrowers shall have delivered to the DIP Agent a Borrowing Base Certificate meeting the requirements of Section 7.01(g), substantially in the form of Exhibit H.

     (o) Canadian Security Agreement. On the Effective Date, the Canadian Credit Parties shall have (i) duly authorized, executed and delivered the Canadian Security Agreement and (ii) delivered evidence that all measures necessary pursuant to Canadian law in order to perfect the security interest of the Lenders purported to be created by the Canadian Security Agreement have been taken.

     5.02 Conditions to All Credit Events. The obligation of each Lender to make any Revolving Loan (other than a Revolving Loan incurred to repay Unpaid Drawings pursuant to Section 2.04(a)) and of each Issuing Lender to issue any Letter of Credit, as the case may be, including in each case on the Effective Date, is subject, at the time of each such Credit Event, to the satisfaction of the following conditions:

           (a) No Default.  There shall exist no Default or Event of Default.

           (b) Representations and Warranties. All representations and warranties herein and in the other DIP Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event unless such representation and warranty expressly indicates that it is being made as of any other specific date (in which case such representation and warranty shall have been true and correct in all material respects on such specific date).

           (c) Orders. (A) The US Interim Order shall have been entered by the US Bankruptcy Court and shall be in full force and effect and shall not have been stayed, reversed, rescinded, modified or amended in any respect (other than (i) modifications thereto increasing the Authorized Facility Amount (not to exceed the Total Commitment) and (ii) modifications obtained with the prior written consent of the DIP Agent and the Required Lenders), provided that upon the date (the "Additional Credit Date") which is the earlier of (i) the date which is the thirtieth day after the Effective Date and (ii) the date of the making of any Revolving Loan or the issuance of any Letter of Credit to the Borrowers the aggregate amount of either of which, when added to the sum of the principal amount of all Revolving Loans then outstanding and the Letter of Credit Outstandings, would exceed the Authorized Facility Amount permitted by the US Interim Order, the DIP Agent and each of the Lenders shall have received a certified copy of the US Final Order, provided that if such US Final Order is not entered within 30 days after the Effective Date, all interim advances made to the Borrowers shall be due in full. (B) Additionally, at the time of any Credit Event occurring on and after the Additional Credit Date, the US Final Order shall have been entered by the US Bankruptcy Court and be in full force and effect, and shall not have been stayed, reversed, rescinded, modified or amended in any respect (other than modifications with the prior written consent of the DIP Agent and the Required Lenders). (C) Additionally, if any of the Orders is the subject of a pending appeal in any respect, neither the making of the Revolving Loans nor the issuance of any Letter of Credit nor the performance by the Borrowers of any of their obligations under any of the DIP Credit Documents (including providing the Facility Liens and administrative priorities described herein) shall be the subject of a presently effective stay pending appeal.

           (d) Effective Date.  The Effective Date shall have occurred.

           (e) Notice of Borrowing; Letter of Credit Request. In the case of a Borrowing, the DIP Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.02(a). In the case of the issuance of a Letter of Credit, the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.02.

           (f) Payment of all fees, costs, expenses. All fees, costs, expenses and other amounts then due and payable shall have been paid.

           (g) Post-Petition Proceeds Account. Except in the case of any request for a Letter of Credit, there shall be no funds remaining in the Post-Petition Proceeds Account.

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrowers to each of the Lenders that all the applicable conditions specified in this Section 5 have been satisfied as of that time. All of the Revolving Notes, certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the DIP Agent at its Notice Office for the account of each of the Lenders and, except for the Revolving Notes, in sufficient counterparts or copies for each of the Lenders and shall be reasonably satisfactory in form and substance to the DIP Agent.

     Section 6. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Revolving Loans, and issue (or participate in) the Letters of Credit as provided herein, the Borrowers make the following representations, warranties and agreements as of the Effective Date (both before and after giving effect to any Credit Event occurring on such date), all of which shall survive the execution and delivery of this Agreement and the Revolving Notes and the making of the Revolving Loans and issuance of the Letters of Credit, with the occurrence of each Credit Event (other than the incurrence of a Revolving Loan used to repay Unpaid Drawings pursuant to Section 2.04(a)) on or after the Petition Date being deemed to constitute a representation and warranty that the matters specified in this
Section 6 are true and correct in all material respects on and as of the Petition Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

     6.01 Company Status. Except to the extent that any Credit Party has failed to pay amounts to various State authorities to remain incorporated in good standing in the State or province of their incorporation or amalgamation as provided in Schedule XIII, each Credit Party (i) is a duly organized and validly existing Company in good standing under the laws of the jurisdiction of its incorporation, (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and, subject to the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order when applicable) and the entry by the Canadian Court of the Canadian Approvals, as applicable, presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except (a) where the failure to be so qualified is not reasonably likely to have a Material Adverse Effect or (b) where the failure to be so qualified is the result of the status of the Credit Parties and each of their Subsidiaries as debtors-in-possession in the Cases.

     6.02 Company Power and Authority. Subject to the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order when applicable) and the entry by the Canadian Court of the Canadian Approvals, as applicable, each Credit Party has the power and authority to execute, deliver and perform the terms and provisions of each of the DIP Credit Documents to which it is party and, upon the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order when applicable) and the entry by the Canadian Court of the Canadian Approvals, as applicable, has taken all necessary Company action to authorize the execution, delivery and performance by it of each of such DIP Credit Documents. Upon the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order when applicable) and the entry by the Canadian Court of the Canadian Approvals, as applicable, each Credit Party has duly executed and delivered each of the DIP Credit Documents to which it is party, and each of such DIP Credit Documents will be the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms and the Orders.

     6.03 No Violation. Upon the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order when applicable) and the entry by the Canadian Court of the Canadian Approvals, as applicable, neither the execution, delivery or performance by any Credit Party of the DIP Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Collateral Documents or the Orders) upon any of the material properties or assets of the Borrowers or any North American Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrowers or any North American Subsidiary is a party or by which it or any of its property or assets is bound or to which it may be subject, and in any case, entered into after the Petition Date, or (iii) will violate any provision of the Certificate of Incorporation or other Company documents of the Borrowers or any North American Subsidiary except, in the case of clauses (i), (ii) and (iii) above, such violations or contraventions which are the result of the respective Credit Party's status as debtor-in-possession in the Cases.

     6.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except the entry of the Orders) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by any Credit Party of any DIP Credit Document or (ii) the legality, validity, binding effect or enforceability of any DIP Credit Document.

     6.05 Priority; Security Interests. (a) All the obligations of the Borrowers and the US Subsidiary Guarantors constitute allowed administrative expense claims in the US Cases pursuant to Section 364(c)(1) of the US Bankruptcy Code having priority over all administrative expenses of the kind specified or ordered pursuant to any provision of the US Bankruptcy Code, including but not limited to Section 105, 328, 330, 331, 503(b), 506(c), 507(a), and 507(b) and 726 of the US Bankruptcy Code, including, without limitation, administrative expenses arising under or out of any superseding proceeding under Chapter 7 of the US Bankruptcy Code, subject only to (i) any allowed super-priority administrative claim granted by the US Bankruptcy Court to the holders of the Account Intermediary Receivable Liens pursuant to the Acceptable Cash Collateral Order and (ii) the Carve-Out.

     (b) As security for the Obligations, the DIP Agent and the Lenders shall have and are hereby granted (effective upon the date of the US Interim Order and without the necessity of the execution by the Credit Parties, or filing, or security agreements, pledge agreements, mortgages, financing statements or otherwise):

           (x) (i) pursuant to Section 364(c)(2) of the Bankruptcy Code, first priority liens and security interests on all unencumbered assets of the US Credit Parties (whether heretofore or hereafter acquired) subject only to (a) the Carve-Out (b) liens and security interests granted to the bonding companies pursuant to the Bonding Order as necessary to comply with the bonding requirements of the Credit Parties (the "Bonding Liens") and (c) the replacement liens provided to the holders of Account Intermediary Receivable Liens under the Acceptable Cash Collateral Order (the "Account Intermediary Replacement Liens");

           (ii) pursuant to Section 364(c)(3) of the Bankruptcy Code, junior liens and security interests on all assets encumbered by the Senior Liens, subject only to (a) the Carve-Out, (b) the Account Intermediary Replacement Liens, and (c) the Bonding Liens;

           (iii) pursuant to Section 364(d)(1) of the Bankruptcy Code, liens and security interests priming the liens and security interests granted to the Pre-Petition Agents and the Pre-Petition Lenders under the Pre-Petition Credit Documents and the Acceptable Cash Collateral Order, subject only to (a) the Carve-Out, (b) the Senior Liens, (c) the Account Intermediary Replacement Liens, and (d) the Bonding Liens;

           (y) after the Canadian Approvals are obtained,

           (i) an enforceable first priority security interest and charge on the Canadian Pre-Petition Collateral, ranking in priority to the security of the Pre-Petition Agents and the Pre-Petition Lenders in the Canadian Pre-Petition Collateral,

           (ii) an enforceable first priority security interest and charge on all existing and after-acquired unencumbered assets of the Borrowers and Subsidiary Guarantors located in Canada, and

           (iii) an enforceable junior security interest and charge on all previously encumbered assets (excluding the Canadian Pre-Petition Collateral), existing and after-acquired, of the Borrowers and the Subsidiary Guarantors located in Canada (all the foregoing liens described in clauses (x) and (y) above, the "Facility Liens").

     (c) Notwithstanding anything else herein to the contrary, unless the US Interim Order becomes the US Final Order or if the US Final Order otherwise so provides, the proceeds of any Chapter 5 of the US Bankruptcy Code avoidance actions shall not be included in the Facility Liens.

     6.06  Financial Statement; Financial Condition; Undisclosed Liabilities;
etc.

     (a) The consolidated statements of financial condition of the Borrowers and their Subsidiaries at December 31, 1998, and the related consolidated statements of income and cash flow and changes in shareholders' equity of the Borrowers and their Subsidiaries for such fiscal year, furnished to the Lenders prior to the Effective Date present fairly in all material respects the financial condition of the Borrowers and their Subsidiaries at the date of such statements of financial condition and the results of the operations of the Borrowers and their Subsidiaries for such fiscal year. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied except for the omission of footnotes, and certain reclassifications and interim period adjustments and accruals (all of which are of a recurring nature and none of which individually, or in the aggregate, would be material).

     (b) Except as resulting from the commencement of the Cases, there has been no Material Adverse Effect.

     (c) On and as of the Effective Date, the Budget previously delivered to the DIP Agent and the Lenders (i) has been prepared on a basis consistent with the financial statements referred to in Section 6.06(a) (except as qualified in the accompanying assumptions), (ii) on the Effective Date, the Borrowers believe that the Budget was reasonable and attainable, and is based on the good faith estimates and assumptions of the Borrowers and (iii) there are no statements or conclusions in the Budget which are based upon or include information known to the Borrowers to be misleading in any material respect or which fail to take into account material information regarding the matters reported therein, it being understood that nothing contained in this Section 6.06(c) shall constitute a representation or warranty of the future financial performance or results of operations of any Credit Party or that any projections were prepared in accordance with GAAP.

     6.07 Litigation. Except as has been disclosed in filings made by the Credit Parties with the Securities and Exchange Commission (and the equivalent Canadian authority) or as has been disclosed on Schedule X hereto (to the extent and in the manner so disclosed), there are no actions, suits or proceedings pending or, to the best knowledge of the Borrowers, threatened that are reasonably likely to cause or create a Material Adverse Effect.

     6.08 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Borrowers in writing to the DIP Agent or any Lender (including, without limitation, all information contained in the DIP Credit Documents) for purposes of or in connection with this Agreement, the other DIP Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrowers in writing to the DIP Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

     6.09 Use of Proceeds; Margin Regulations. (a) All proceeds of Revolving Loans (i) may be used (subject to any restrictions on usage set forth in any Acceptable Cash Collateral Order) to pay (x) all professional fees incurred by the DIP Agent, the Lenders, the Pre-Petition Agents and the Pre-Petition Lenders, and (y) all amounts due and owing to remain incorporated in good standing in the State or province in which such Credit Party is incorporated or amalgamated to the extent authorized by the Bankruptcy Courts (ii) shall be used (A) to provide for working capital and general corporate requirements and payment of professional fees and expenses (including professionals retained pursuant to Sections 327 and 1103 of the US Bankruptcy Code) of the US Credit Parties during the US Cases, (B) by the US Credit Parties to (I) make investments in and advances (subject to an aggregate limitation of $10,000,000) to direct and indirect subsidiaries of the Canadian Borrower that are not Credit Parties, and (II) after the Canadian Approvals are obtained, make investments in and advances to the Canadian Credit Parties through the Maturity Date and (iii) shall be used to provide for working capital and general corporate requirements of the Canadian Borrower and the other Canadian Credit Parties during the Canadian Cases in an amount not to exceed the Canadian Loan Amount.

     (b) No part of the proceeds of any Revolving Loan will be used by the Borrowers to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Revolving Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     (c) Letters of Credit shall be issued for the account of the US Borrower to support the obligations of the Borrowers and their Subsidiaries to the extent described in Section 6.09(a) (the "L/C Supportable Obligations") or in support of commercial transactions of the Credit Parties and only in an aggregate amount not to exceed the LC Sublimit.

     6.10 Tax Returns and Payments. Each of the Borrowers, each of the Domestic Subsidiaries and each of the Canadian Subsidiaries (together with the Domestic Subsidiaries, the

"North American Subsidiaries") has timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing authority, all federal, state, provincial and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Borrowers and/or any of their North American Subsidiaries, except as disclosed on Schedule XI. The Returns accurately reflect in all material respects all liability for taxes of the Borrowers and their North American Subsidiaries for the periods covered thereby. Each of the Borrowers and each of their North American Subsidiaries have paid all material taxes payable by them other than
(x) taxes which are not delinquent, and other than those contested in good faith and adequately disclosed and for which adequate reserves have been established or (y) the payment of which is excused or stayed as a result of such Credit Party's status as a debtor-in-possession in the Cases. Except as disclosed in the financial statements referred to in Section 6.06(a), neither of the Borrowers nor any of their North American Subsidiaries has received written notice of any material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Borrowers, threatened by any authority regarding any taxes relating to the Borrowers or any of their North American Subsidiaries. Except as disclosed on Schedule XII, as of the Petition Date, none of the Borrowers or any of their North American Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of either Borrower or any of their North American Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of either Borrower or any of their North American Subsidiaries not to be subject to the normally applicable statute of limitations.

     6.11 Compliance with ERISA. (a) To the actual knowledge of each Responsible Officer of the Borrowers who executes any DIP Credit Document on behalf of any Credit Party and without independent investigation: (i) each Plan (and each related trust, insurance contract or fund) is in compliance in all respects with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been or will be timely made; neither the Borrowers nor any Subsidiary of the Borrowers nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections; no condition exists which presents a risk to the Borrowers or any Subsidiary of the Borrowers or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of Subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrowers and their Subsidiaries and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed $200,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrowers, any Subsidiary of the Borrowers, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrowers or any Subsidiary of the Borrowers or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrowers and their Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan and,

     (ii) each Foreign Pension Plan has been maintained in compliance in all material respects with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities; all contributions required to be made with respect to a Foreign Pension Plan have been timely made; neither the Borrowers nor any of their Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan; the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrowers' most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

     (b) Notwithstanding anything to the contrary in this Section 6.11, the representations made in this Section 6.11 shall only be untrue if the aggregate effect of all failures and non-compliances of the types described above, other than those which are excused or stayed by virtue of the status of the Borrowers and any of their Subsidiaries as debtors-in possession in the Cases or any other order issued in the Cases, could reasonably be expected to have a Material Adverse Effect.

     6.12 Ownership; Subsidiaries. On the Effective Date, the Borrowers have no direct or indirect Subsidiaries other than the Subsidiary Guarantors and any Subsidiaries listed on Schedule II.

     6.13 Compliance with Statutes, etc. Each of the Borrowers and each of their North American Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its businesses and the ownership of its property, except (x) such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (y) any statute, regulation, order or restriction with which the

Borrowers or their North American Subsidiaries are not required to comply by virtue of their status as a debtors-in-possession in the Cases or of any order issued in the Cases.

     6.14 Investment Company Act. None of the Borrowers nor any of their North American Subsidiaries is an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     6.15 The Orders. On the date of the making of the initial Revolving Loan or Loans or the issuance of the initial Letter or Letters of Credit, whichever first occurs, the US Interim Order is in full force and effect and has not been stayed, reversed, rescinded, modified or amended in any respect (except (i) to the extent superseded by the US Final Order, and (ii) as amended in a manner which is satisfactory to the DIP Agent) and the obligations of the parties to the DIP Credit Documents have not been stayed. On and after the Additional Credit Date, the US Final Order has been entered in form and substance satisfactory to the DIP Agent and is in full force and effect and has not been stayed, reversed, rescinded, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required Lenders. Upon the maturity (whether by acceleration or otherwise) of any of the Obligations, subject to
Section 9 hereof, the DIP Agent and the Lenders are entitled to immediate payment in accordance with this Agreement and the Orders of such Obligations without further application to or order by the Bankruptcy Courts.

     6.16 Environmental Matters. (a) Except as disclosed in the notes to the financial statements of the Canadian Borrower contained in its Form 10-K for its fiscal year ended December 31, 1998 or its Form 10-Q for its fiscal quarter ended March 31, 1999, to the actual knowledge of each Responsible Officer of the Borrowers who executes any DIP Credit Document on behalf of any Credit Party and without independent investigation: (i) the Borrowers and each of their Subsidiaries have complied with, and on the date of each Credit Event will be in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws, (ii) there are no pending, past or threatened Environmental Claims against the Borrowers or any of their Subsidiaries or any Real Property owned or operated by the Borrowers or any of their Subsidiaries, (iii) there are no facts, circumstances, conditions or occurrences with respect to the business or operations of the Borrowers or any Real Property at any time owned or operated by the Borrowers or any of their Subsidiaries or any property adjoining or in the vicinity of any such Real Property that could reasonably be expected to form the basis of an Environmental Claim against the Borrowers or any of their Subsidiaries or any such Real Property, or to cause any such currently owned Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the Borrowers or any of their Subsidiaries under any applicable Environmental Law.

     (b) Except as disclosed in the notes to the financial statements of the Canadian Borrower contained in its Form 10-K for its fiscal year ended December 31, 1998 or its Form 10-Q for its fiscal quarter ended March 31, 1999, to the actual knowledge of each Responsible Officer of the Borrowers who executes any DIP Credit Document on behalf of any Credit Party and without independent investigation: (i) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by the Borrowers or any of their Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law in such a manner so as to cause this representation to be untrue taking into account Section 6.16(c); or (ii) Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by the Borrowers or any of their Subsidiaries where such Release has violated or could reasonably be expected to violate any applicable Environmental Law in such a manner so as to cause this representation to be untrue taking into account Section 6.16(c).

     (c) Notwithstanding anything to the contrary in this Section 6.16, the representations made in this Section 6.16 shall only be untrue if the aggregate effect of all failures and non-compliances of the types described above, other than those which are excused or stayed by virtue of the status of the Borrowers and any of their Subsidiaries as debtors-in-possession in the Cases or any other order issued in the Cases and other than as disclosed in the notes to the financial statements of the Canadian Borrower contained in its Form 10-K for its fiscal year ended December 31, 1998 or its Form 10-Q for its fiscal quarter ended March 31, 1999, could reasonably be expected to have a Material Adverse Effect.

     6.17 Labor Relations. To the actual knowledge of each Responsible Officer of the Borrowers who executes any DIP Credit Document on behalf of any Credit Party and without independent investigation: (a) neither Borrower nor any of their Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect; and (b) there is (i) no unfair labor practice complaint pending against either Borrower or any of their Subsidiaries or threatened against any of them, before the National Labor Relations Board, and no material grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against either Borrower or any of their Subsidiaries or threatened against any of them,
(ii) no strike, labor dispute, slowdown or stoppage pending against either Borrower or any of their Subsidiaries or threatened against either Borrower or any of their Subsidiaries and (iii) no union representation proceeding pending with respect to the employees of the Borrowers or any of their Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

     6.18 Patents, Licenses, Franchises and Formulas. Each of the Borrowers and each of their North American Subsidiaries owns or is licensed to use all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all material leases and other rights of whatever nature, reasonably necessary for the present conduct of its business, except as has been disclosed in filings made by the Credit Parties with the Securities and Exchange Commission without any known conflict with the rights of others which, or the failure to obtain or so own which, as the case may be, would result in a Material Adverse Effect.

     6.19 Status of Accounts. Each Account included in the Borrowing Base Amount is based on an actual and bona fide sale of goods or rendition of services to customers, made by the Borrowers or the Subsidiary Guarantors; the goods and inventory, the sale of which gave rise to such Account, if applicable, and such Account are their exclusive property (in the case of such goods prior to the sale thereof) and are not subject to any Lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever other than the Liens created pursuant to the Collateral Documents and the Orders and Permitted Liens, and, except as otherwise reported or reserved against on the Borrowers' or the Subsidiary Guarantors' books and records; the customers related to such Account have accepted the goods or services, and owe and are obligated to pay the full amounts stated in the invoices according to their terms, without any dispute, offset, defense, or counterclaim.

     6.20 Cash Management System. The US Borrower has either (i) signed a lockbox agreement (in form and substance satisfactory to the DIP Agent, the "Lockbox Agreement") with BTCo and the Account Banks, (ii) signed a blocked account agreement (in form and substance satisfactory to the DIP Agent, the "Blocked Account Agreement") with BTCo and the Account Banks, (iii) addressed a direction letter (in form and substance satisfactory to the DIP Agent, the "Direction Letter") to the Account Banks or (iv) made such other cash management arrangements as are satisfactory to the DIP Agent.

     6.21 Year 2000 Representation. The Borrowers (i) have undertaken a review of the areas within their respective businesses and operations and those of their respective subsidiaries that could be adversely affected by the Year 2000 Problem, (ii) have developed a plan to address the Year 2000 Problem and
(iii) are taking actions necessary to meet the schedule and the goals of its plan to address the Year 2000 Problem and such actions will not have a Material Adverse Effect.

     Section 7. Affirmative Covenants. The Borrowers covenant and agree that, unless the Required Lenders otherwise consent, on and after the Effective Date and until the Total Commitment has terminated and all Letters of Credit have expired or have been terminated or canceled, and the Revolving Loans, all Unpaid Drawings and the Revolving Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

     7.01 Information Covenants. The Borrowers will furnish to the DIP Agent, in form and substance reasonably satisfactory to the DIP Agent with copies to be provided for the Lenders:

           (a) Reports, Financial Statements. (i) financial statements and reports, the Budget, Borrowing Base Certificates, bi-weekly reports containing comparisons of actual to projected cash flows, descriptions of proposed asset divestitures and other significant events and rolling (14) week cash flow forecasts, copies of accountants' letters upon receipt thereof by the Borrowers and the Subsidiary Guarantors, projections, officers certificates, monthly reporting packages and other information reasonably requested by the DIP Agent;

           (ii) as soon as available, but in any event not later than 40 days after the end of each monthly accounting period (which is not a quarter end) of each fiscal year of the Canadian Borrower, a copy of the unaudited consolidated balance sheet of the Canadian Borrower and its Consolidated Subsidiaries as at the end of such monthly accounting period, together with the related unaudited consolidated statements of earnings, cash flow and shareholders' equity of the Canadian Borrower and its Consolidated

      Subsidiaries for such monthly accounting period and the portion of the fiscal year through the end of such monthly accounting period, setting forth in each case in comparative form the figures for the previous fiscal year and the budgeted figures for such monthly accounting period and the portion of the fiscal year to the end of such monthly accounting period; and

           (iii) as soon as available, but in any event not later than 60 days after the end of each quarterly accounting period:

                 (x) a copy of the unaudited consolidated balance sheet of the
            Canadian Borrower and its Consolidated Subsidiaries as at the end of such quarterly accounting period, together with the related unaudited consolidated statements of earnings, cash flow and shareholders' equity of the Canadian Borrower and its Consolidated Subsidiaries for such quarterly accounting period and the portion of the fiscal year through the end of such quarterly accounting period, setting forth in each case in comparative form the figures for the previous fiscal year and the budgeted figures for such quarterly accounting period and the portion of the fiscal year to the end of such quarterly accounting period; and

                 (y) a copy of the unaudited consolidated balance sheet of the
            US Credit Parties as at the end of such quarterly accounting period, together with the related unaudited consolidated statements of earnings, cash flow and shareholders' equity of the US Credit Parties for such quarterly accounting period and the portion of the fiscal year through the end of such quarterly accounting period, setting forth in each case in comparative form the figures for the previous fiscal year of the US Credit Parties;

           (iv) as soon as available, but in any event within 120 days after the end of each fiscal year of the Canadian Borrower and its Consolidated
      Subsidiaries:

           (x) a copy of the audited consolidated balance sheet of the Canadian Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, together with the related audited consolidated statements of earnings, cash flow and shareholders' equity of the Canadian Borrower and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year and reported on by Deloitte & Touche or any other independent internationally recognized firm of chartered accountants or certified public accountants and budgeted figures for such fiscal year; and

                 (y) a copy of the unaudited consolidated balance sheet of the
            US Credit Parties as at the end of such fiscal year, together with the related unaudited consolidated statements of earnings, cash flow and shareholders' equity of the US Credit Parties of such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year.

All financial statements will be prepared on a consolidated basis and in accordance with GAAP (containing any required reconciliations to show all amounts which for the purpose of this

Agreement are to be determined in accordance with GAAP in effect on December 31, 1998 as so determined in accordance with GAAP in effect on such date). Audited financial statements required to be delivered pursuant to this Agreement will be complete and accompanied by a report of an independent auditor confirming that the audit was conducted in accordance with generally accepted auditing standards and confirming that in the auditor's opinion, such financial statements present fairly in all material respects the consolidated financial position of the Borrowers at the relevant date and the consolidated results of their operations and the consolidated changes in their financial position for the relevant period, in accordance with GAAP.

     (b) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01(a) hereof, a certificate of a Responsible Officer of each of the Borrowers to the effect that (i) to the best of such officer's knowledge and without personal liability no Default or Event of Default exists since the date of the most recent officer's certificate delivered pursuant to this Section 7.01(b) or, if any Default or Event of Default has occurred and is continuing specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Borrowers and their Subsidiaries were in compliance with the provisions of Sections 8.04(iii), 8.05(ii), 8.05(iii), 8.05(v)(a), 8.06 and
Section 8.12 as at the end of such fiscal quarter or year, as the case may be and (ii) in such officer's opinion such financial statements present fairly in all material respects the consolidated financial position of the US Credit Parties or of the Canadian Borrower and its Consolidated Subsidiaries, as applicable, as at the date of such statements and for the reporting period included in such statements (subject to normal year-end audit adjustments).

     (c) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of either Borrower or any of their Subsidiaries obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrowers propose to take with respect thereto and (y) the commencement of or any significant development in any litigation or governmental proceeding pending against the Borrowers or any of their Subsidiaries which is reasonably likely to have a Material Adverse Effect or a material adverse effect on the ability of the Borrowers to perform their obligations hereunder or under any other DIP Credit Document, which in the case of clause (x) and (y) occurs after the Effective Date.

     (d) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Borrowers or any of their Subsidiaries shall file with the Securities and Exchange Commission after the Effective Date or any successor thereto (the "SEC") or any applicable securities regulatory authority in Canada or deliver to holders of its Indebtedness after the Effective Date pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor).

     (e) Pleadings, etc. Promptly after the same is available, (x) copies of all material pleadings, motions, applications, judicial information, financial information and other documents (i) filed by or on behalf of the Borrowers with the Bankruptcy Courts in the Cases or (ii) distributed by or on behalf of the Borrowers to any official committee appointed in the Cases

(it being understood that any of the foregoing relating to ordinary course of business matters shall not be deemed material for this clause (e)) and (y) copies of all pleadings, motions and applications filed by third parties relating to the Obligations or any Lien securing same, or the preference or priority thereof.

     (f) Environmental Matters. Promptly upon, and in any event within five Business Days after, an officer of either Borrower or any of their Subsidiaries obtains knowledge thereof, notice of one or more of the following environmental matters, in each case, occurring after the Effective Date and not previously disclosed in filings made with the Securities and Exchange Commission (or the equivalent Canadian authority) or otherwise disclosed to the Pre-Petition Agent or its advisors prior to the Effective Date, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse Effect:

           (i) any pending or threatened Environmental Claim against either Borrower or any of their Subsidiaries or any Real Property owned or operated by either Borrower or any of their Subsidiaries;

           (ii) any condition or occurrence on or arising from any Real Property owned or operated by either Borrower or any of their Subsidiaries that (a) results in noncompliance by either Borrower or any of their Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against either Borrower or any of their Subsidiaries or any such Real Property;

           (iii) any condition or occurrence on any Real Property owned or operated by either Borrower or any of their Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by either Borrower or any of their Subsidiaries of such Real Property under any Environmental Law; and

           (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by either Borrower or any of their Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided that in any event the Borrowers shall deliver to each Lender all notices received after the date hereof by them or any of their Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrowers' or such Subsidiary's response thereto. In addition, upon the request of the DIP Agent, the Borrowers will provide the Lenders with copies of all material communications with any government or governmental agency relating to Environmental Laws, all communications with any Person (other than their attorneys) relating to any Environmental Claim of which notice is required to be given pursuant to this Section 7.01(f), and such detailed reports of any such Environmental Claim as may reasonably be requested by the DIP Agent on behalf of the Lenders.

     (g) Borrowing Base Certificate. The Borrowers shall provide within 15 Business Days of the dates set forth on Schedule VI attached hereto (or more frequently if requested by the DIP Agent), a borrowing base certificate (the "Borrowing Base Certificate") in substantially the form of Exhibit H, duly completed as of such date as the DIP Agent may specify in such request, and certified by the Canadian Borrower's chief financial officer. In addition, each Borrowing Base Certificate shall have attached to it such additional schedules and/or other information, including aging reports and reports on the status of intercompany loans, as the DIP Agent may reasonably request.

     7.02 Books, Records and Inspections. The Borrowers will, and will cause each of their North American Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to their business and activities. The Borrowers will and will cause each of their North American Subsidiaries to, in all cases at the expense of the Borrowers, permit officers and designated representatives of the DIP Agent or any Lender to visit and inspect, during regular business hours and under guidance of officers of the Borrowers or such North American Subsidiary, any of the properties of the Borrowers or such North American Subsidiary, and to examine the books of account of the Borrowers or such North American Subsidiary and discuss the affairs, finances and accounts of the Borrowers or such North American Subsidiary with, and be advised as to the same by, its and their officers and, in the case of any Borrower, its independent accountants (it being understood that such Borrower shall be entitled to have a representative present at any such discussions), all at such reasonable times and intervals and to such reasonable extent as the DIP Agent or such Lender may request for the purposes of (i) inspecting the Collateral or determining the value thereof, (ii) inspecting and/or copying (at the Borrowers' expense) any and all records pertaining thereto, (iii) discussing the affairs, finances and business of the Borrowers with any officers, employees and directors of the Borrowers or with auditors (it being understood that the Borrowers shall be entitled to have a representative present at any such discussions) and (iv) verifying Eligible Accounts Receivable and/or the Borrowing Base Amount. The Borrowers shall give the DIP Collateral Agents fifteen days prior written notice of any change in the location of any facility owned or leased by the Borrowers or any of their Subsidiaries where Collateral is located or in the location of its chief executive office or place of business from the locations specified in Schedule VII, and to execute in advance of such change, cause to be filed and/or delivered to the DIP Collateral Agents any financing statements or other documents required by the DIP Agent, all in form and substance reasonably satisfactory to the DIP Agent. The Borrowers agree to advise the DIP Agent promptly, in sufficient detail, of any substantial change relating to the type, quantity or quality of the Collateral, or any event (other than a change in price) which could have an adverse effect on the value of the Collateral or on the security interests granted to the DIP Collateral Agents on behalf of the Lenders therein. Any information obtained by the DIP Agent or any Lender pursuant to this Section
7.02 shall be subject to the provisions of Section 12.13.

     7.03 Maintenance of Property; Insurance. (a) Schedule III sets forth a true and complete listing of all insurance maintained by the Borrowers and their Subsidiaries as of the Effective Date. The Borrowers will, and will cause each of their Subsidiaries to, (i) keep all material property necessary in their business in good working order and condition (ordinary wear and tear excepted), (ii) maintain insurance on all their property in at least such amounts and against at least such risks as in effect on the Effective Date and (iii) furnish to the DIP Agent, upon written request, full information as to the insurance carried. In addition to the requirements of the immediately preceding sentence, the Borrowers will at all times cause insurance of the types described in Schedule III to be maintained (with the same scope of coverage as that described in Schedule III) at levels which are at least as great as the respective amount described opposite the respective type of insurance on Schedule III under the column headed "Minimum Amount Required to be Maintained".

     (b) The Borrowers will, and will cause their Subsidiaries to, at all times keep their respective property insured in favor of the DIP Collateral Agents, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrowers or any of their Subsidiaries) (i) shall be endorsed to the DIP Collateral Agents' satisfaction for the benefit of the DIP Collateral Agents (including, without limitation, by naming the DIP Collateral Agents as loss payee or as an additional insured), (ii) shall state that such insurance policies shall not be canceled without 30 days' prior written notice thereof by the respective insurer to the DIP Collateral Agents, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the DIP Collateral Agents and the Lenders, (iv) shall contain the standard non-contributory mortgagee clause endorsement in favor of the DIP Collateral Agents with respect to hazard insurance coverage, (v) shall, except in the case of public liability insurance and workers' compensation insurance, provide that any losses shall be payable notwithstanding (A) any act or neglect of the Borrowers or any of their Subsidiaries, (B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary,
(C) any foreclosure or other proceeding relating to the insured properties if such coverage is available at commercially reasonable rates or (D) any change in the title to or ownership or possession of the insured properties and (vi) shall be deposited with the DIP Collateral Agents.

     (c) If either Borrower or any of their Subsidiaries shall fail to maintain all insurance in accordance with this Section 7.03, or if either Borrower or any of their Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the DIP Agent and/or the DIP Collateral Agents shall have the right (but shall be under no obligation) to procure such insurance and the Borrowers agree to reimburse the DIP Agent or the DIP Collateral Agents, as the case may be, for all costs and expenses of procuring such insurance.

     7.04 Corporate Franchises. The Borrowers will, and will cause each of their North American Subsidiaries to, do or cause to be done, all things necessary in the reasonable business judgment of such Borrowers and North American Subsidiaries to preserve and keep in full force and effect its existence, material rights, franchises, licenses, patents and authority to do business, except where (x) the failure to do so is not reasonably likely to have a Material Adverse Effect or (y) the failure to do so is excused by virtue of the status of the Borrowers and their North American Subsidiaries as debtors-in-possession in the Cases or any order issued in the

Cases; provided that any transaction permitted by Section 8.02 will not constitute a breach of this Section 7.04.

     7.05 Compliance with Statutes, etc. The Borrowers will, and will cause each of their North American Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their business and the ownership of their property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     7.06 End of Fiscal Years; Fiscal Quarters. The Borrowers shall cause (i) each of their and each of their Subsidiaries' fiscal years to end on December 31, and (ii) each of their and each of their Subsidiaries' fiscal quarters to end on the last day of each March, June, September and December.

     7.07 Performance of Obligations. Each of the Borrowers will, and will cause each of their North American Subsidiaries to, perform all of their obligations arising after the Petition Date, and not stayed as a result of the Cases, under the terms of each material agreement by which it is bound, except
(x) such non-performances as are not reasonably likely to, in the aggregate, have a Material Adverse Effect or (y) with which the Borrowers and their North American Subsidiaries are not required to comply by virtue of the status of the Borrowers and their North American Subsidiaries as debtors-in-possession in the Cases or any order issued in the Cases.

     7.08 Further Assurances. (a) Whenever and so often as reasonably requested by the DIP Agent, the Borrowers, and each of their Subsidiaries, will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in the DIP Collateral Agents, the DIP Agent and the Lenders all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Agreement, the other DIP Credit Documents and the Orders.

     (b) Each of the Borrowers, and each of their Subsidiaries, agree that at any time and from time to time, at the expense of the Borrowers, it will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the DIP Agent may reasonably request, to perfect and protect any Lien granted or purported to be granted hereby, by the other DIP Credit Documents or the Orders, or to enable the DIP Collateral Agents to exercise and enforce their rights and remedies with respect to any Collateral. Without limiting the generality of the foregoing, the Borrowers will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or desirable, or that the DIP Agent may reasonably request, to protect and preserve the Liens granted or purported to be granted hereby and by the other DIP Credit Documents and the Orders.

     (c) The Borrowers hereby authorize the DIP Collateral Agents to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrowers, where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The DIP Collateral Agents will promptly send the Borrowers any financing or continuation statements which they file without the signature of the Borrowers and the DIP Collateral Agents will promptly send such Borrowers the filing or recordation information with respect thereto.

     (d) If a decision is made by the Borrowers to cause any of their Subsidiaries which are not Credit Parties on the Effective Date to commence a voluntary proceeding under the US Bankruptcy Code or the CCAA, the Borrowers will cause such proceeding to be commenced before the US Bankruptcy Court or the Canadian Court, as appropriate, and in such event the Borrowers shall use their reasonable best efforts to cause such Subsidiary to become a guarantor or a co-borrower hereunder, and to pledge such Subsidiary's assets in support of the Obligations pursuant to appropriate amendments to this Agreement and other documentation and the approval of the US Bankruptcy Court or the Canadian Court, as appropriate (in form and substance satisfactory to the DIP Agent).

     7.09 Maintenance of Concentration Accounts. The Borrowers will, and will cause each of their Subsidiaries to, subject to Section 4.03(iii) and (iv), maintain the US Collection Accounts, the BT Concentration Accounts and the Canadian Bank Accounts as of the Effective Date and use (i) the US Collection Accounts, as the principal accounts for day-to-day collections for the US Borrower and its Domestic Subsidiaries and (ii) the US Loan Account (a) for deposits of proceeds of sales of assets of the US Borrower and its Domestic Subsidiaries or deposits resulting from activities other than in the ordinary course of business and (b) into which all cash in the BT Concentration Accounts shall be required to be swept daily.

     7.10 ERISA. As soon as possible and, in any event, within ten (10) days after the Borrowers, any Subsidiary of the Borrowers or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrowers will deliver to each of the Lenders a certificate of the Chief Financial Officer of either of the Borrowers setting forth the full details as to such occurrence and the action, if any, that the Borrowers, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given or filed by such Borrowers, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with the PBGC or any other government agency, or a Plan participant and any notices received by such Borrowers, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrowers have previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation
Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation
Section 4043 is reasonably expected to occur with respect to such Plan within the following thirty (30) days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or
Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrowers, any Subsidiary of the Borrowers or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under
Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409, 502(i) or
502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrowers or any Subsidiary of the Borrowers may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. Upon request, the Borrowers will deliver to each of the Lenders copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The Borrowers will also deliver to each of the Lenders a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other government agency, and any material notices received by the Borrowers, any Subsidiary of the Borrowers or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than ten (10) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or any other government agency or such notice has been received by the Borrowers, the Subsidiary or the ERISA Affiliate, as applicable. The Borrowers and each of their applicable Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing would not be reasonably likely to result in a Material Adverse Effect.

     7.11 Payment of Taxes. The Borrowers will pay and discharge, and will cause each of their North American Subsidiaries to, pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any material properties belonging to it, in each case arising after the Petition Date and on a timely basis, and all material lawful claims arising after the Petition Date which, if unpaid, would become a Lien or charge upon any properties of either Borrower or of any of their North

American Subsidiaries, provided that neither the Borrowers nor any of their North American Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim (x) which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of such Person) with respect thereto in accordance with GAAP or (y) the payment of which is excused or stayed as a result of the Borrowers' or their Subsidiaries' status as debtors-in-possession in the Cases.

     7.12 Compliance with Environmental Laws. (a) The Borrowers will comply, and will cause each of their North American Subsidiaries to comply, with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by the Borrowers or any of their North American Subsidiaries, except such non compliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, will within a reasonable time-period pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. To the extent the Borrowers or their North American Subsidiaries generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by the Borrowers or any of their North American Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, they will do so in each case in material compliance with all applicable Environmental Laws except where failure to comply, individually or in the aggregate would have a Material Adverse Effect.

     (b) At the written request of the DIP Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, the Borrowers will provide, at the Borrowers' sole cost and expense, an environmental site assessment report concerning any Real Property now or hereafter owned or operated by the Borrowers or any of their North American Subsidiaries, prepared by an environmental consulting firm approved by the DIP Agent, assessing whether the Real Property and the Borrowers' operations at such Real Property are in compliance with Environmental Laws, indicating the presence or absence of Hazardous Materials and determining the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property; provided, that such request may be made only if (i) there has occurred and is continuing an Event of Default, (ii) the DIP Agent reasonably believes that the Borrowers or any such Real Property is not in material compliance with Environmental Law, or
(iii) circumstances exist that reasonably could be expected to form the basis of a material Environmental Claim against either Borrower or any such Real Property. If the Borrowers fail to provide the same within 90 days after such request was made, the DIP Agent may order the same, and the Borrowers shall grant and hereby grant to the DIP Agent, the Lenders and their environmental consultant access to such Real Property and specifically grant the DIP Agent, the Lenders and their environmental consultant an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrowers' expense.

     Section 8. Negative Covenants. The Borrowers agree that, unless the Required Lenders otherwise consent, on and after the Effective Date and until the Total Commitment has terminated and all Letters of Credit (other than Letters of Credit with respect to which the

Borrowers have deposited cash collateral or provided a backing letter of credit as provided in Section 2.01(d)) have expired or have been terminated or canceled and the Revolving Loans, all Unpaid Drawings and the Revolving Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

     8.01 Liens. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) owned by the Borrowers or any of their Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrowers or any of their Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute (except in connection with the Liens permitted below), or apply to the Bankruptcy Courts for the authority to do the foregoing, except in connection with, and then only to be effective on or after the Consummation Date in respect of, the Pre-Arranged Plan; provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of the following ("Permitted Liens"):

           (i) Liens in existence on the Petition Date to the extent described in Schedule IV hereto, without giving effect to any replacements thereof, and then only to the extent of the Indebtedness or obligations secured thereby on the Petition Date, including the Senior Liens ("Permitted Existing Liens"), and replacement Liens authorized by the Bankruptcy Courts and acceptable to the DIP Agent to the extent encumbering the same or similar property as the Permitted Existing Lien being replaced;

           (ii) Liens securing the Obligations;

           (iii) Liens granted to the Pre-Petition Agents to secure the Pre-Petition Credit Agreement Obligations and liens created pursuant to any Acceptable Cash Collateral Order and other Liens satisfactory to the Required Lenders permitted or created by other orders issued in the Cases;

           (iv) Liens securing Indebtedness in the amount permitted by Section 8.04(iii) of or upon (i) any property or assets acquired (whether by purchase, merger or otherwise) after the Petition Date, or (ii) improvements made on any property or assets now owned or hereafter acquired, in each case, securing the purchase price thereof or created or incurred simultaneously with, or within 180 days after, such acquisition or the making of such improvements or existing at the time of such acquisition (whether or not assumed) or the making of such improvements, as the case may be, if (x) such Lien shall be limited to the property or assets so acquired or the improvements so made and (y) the amount of the obligations or Indebtedness secured by such Lien shall not be increased after the date of the acquisition of such property or assets or the making of such improvements;

           (v) Liens arising under capitalized leases to the extent permitted by Section 8.04(iii) provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrowers or any Subsidiary of the Borrowers;

           (vi) Customary Permitted Liens;

           (vii) Liens of a lessor under an operating lease on the property subject to such lease;

           (viii) Liens arising from precautionary UCC financing statement filings regarding operating leases or consignment arrangements entered into by either Borrower or any of their Subsidiaries in the ordinary course of business;

           (ix) Liens arising out of the existence of judgments or awards not constituting an Event of Default under Section 9.07, provided that no cash or property is deposited or delivered to secure the respective judgment or award (or any appeal bond in respect thereof, except as permitted by the following clause (x));

           (x) Liens (other than any Lien imposed by ERISA) (x) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, (y) to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) incurred in the ordinary course of business or (z) constituting deposits made in the ordinary course of business to secure liability for premiums to insurance carriers, provided that the aggregate amount of deposits at any time pursuant to sub-clause (y) and sub-clause (z) that are not listed on
      Schedule IV shall not exceed $3,000,000 in the aggregate;

           (xi) Liens necessary to comply with bonding requirements as approved by the Required Lenders;

           (xii) Liens pursuant to Section 546(b) of the US Bankruptcy Code;

           (xiii) Liens not otherwise permitted by the foregoing clauses (i) through (xii) to the extent attaching to properties and assets with an aggregate fair value not in excess of, and securing liabilities not in excess of, $500,000 in the aggregate at any time outstanding; and

           (xiv) Liens encumbering the Project Accounts.

     8.02 Consolidation, Merger, Sale of Assets, etc. Subject to corporate restructuring decisions to be made as part of the plan of reorganization and implementation thereof after the Effective Date, the Borrowers will not, and will not permit any of their Subsidiaries to, (i) wind up, liquidate or dissolve its affairs or (ii) enter into any transaction of merger or consolidation, or (iii) convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or
(iv) enter into any partnerships, joint ventures or sale-leaseback transactions, or (v) purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, or (vi) apply to the Bankruptcy Courts to do any of the foregoing, except in connection with, and then only to be effective on or after the Consummation Date in respect of, the Pre-Arranged Plan, except that the foregoing shall not preclude:

           (i) Capital Expenditures by the Borrowers and their Subsidiaries shall be permitted to the extent not in violation of Section 8.06;

           (ii) investments may be made to the extent permitted by Section
      8.05;

           (iii) each of the Borrowers and their Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 8.04(iii));

           (iv) each of the Borrowers and their Subsidiaries may make sales or transfers of inventory in the ordinary course of business and consistent with past practices (including, without limitation, sales or transfers of inventory by the Borrowers to their Subsidiaries so long as at fair market value);

           (v) the Borrowers and their Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

           (vi) transfers of condemned property to the respective governmental authority or agency that has condemned same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the respective insurer of such property as part of an insurance settlement;

           (vii) licenses or sublicenses by the Borrowers and their Subsidiaries of software, trademarks and other intellectual property in the ordinary course of business and which do not materially interfere with the business of the Borrowers or any Subsidiary;

           (viii) the US Borrower or any Domestic Subsidiary of the Borrowers may transfer assets or lease to or acquire or lease assets from the US Borrower or any Domestic Subsidiary and any Domestic Subsidiary may be merged into the US Borrower (as long as such Borrower is the surviving corporation of such merger) or any Domestic Wholly-Owned Subsidiary of the Borrowers;

           (ix) the Borrowers or any Subsidiary may enter into consignment arrangements (as consignor or as consignee) or similar arrangements for the sale of goods in the ordinary course of business and consistent with the past practices of the Borrowers and their Subsidiaries prior to the Effective Date; and

           (x) the Borrowers or any Subsidiary may enter into the Permitted Asset Sales.

To the extent the Required Lenders waive the provisions of this Section 8.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 8.02 (except to the Borrowers or any of their Subsidiaries), such Collateral shall be sold free and clear of the Liens created by the DIP Credit Documents, and the DIP Collateral Agents shall be authorized to take such actions as they deem appropriate to effect the foregoing.

     8.03 Dividends. The Borrowers will not, and will not permit any of their Subsidiaries to, authorize, declare or pay any Dividends or return any capital to, their stockholders or authorize or apply to the Bankruptcy Courts for the authority to do so, except: any Subsidiary of the Borrowers may make distributions to any Wholly-Owned Subsidiary of the Borrowers owning such Subsidiary and to either of the Borrowers; provided that the US Credit Parties will not declare or pay any Dividends or return any capital to the Canadian Credit Parties or authorize or apply to the Bankruptcy Courts for the authority to do so, prior to the date on which the Canadian Approvals have been obtained.

     8.04 Indebtedness. The Borrowers will not, and will not permit their Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, or apply to the Bankruptcy Courts for the authority to do so, except (A) in connection with, and only to the extent incurred on or after the Consummation Date in respect of, the Pre-Arranged Plan, and (B) as follows:

           (i) Indebtedness incurred pursuant to this Agreement and the other DIP Credit Documents;

           (ii) Indebtedness of the Borrowers and their Subsidiaries incurred prior to, and outstanding on, the Petition Date (including Indebtedness arising from reimbursement obligations for letter of credit drawings occurring after the Petition Date on letters of credit outstanding on the Petition Date) and to the extent such Indebtedness is Indebtedness for borrowed money or reimbursement obligations under letters of credit, such Indebtedness is listed on Schedule V hereto ("Existing Indebtedness"), without giving effect to any extensions, renewals or refinancings thereof;

           (iii) Indebtedness secured by Liens permitted pursuant to Section 8.01(iv) or arising under Capitalized Lease Obligations incurred after the Petition Date, to the extent all of the foregoing Indebtedness does not exceed $5,000,000 in the aggregate at any time outstanding;

           (iv) Accrued expenses and current trade accounts payable incurred in the ordinary course of business;

           (v) Indebtedness of any Wholly-Owned Subsidiary to the Borrowers or another Wholly-Owned Subsidiary constituting the purchase price in respect of intercompany transfers of goods made in the ordinary course of business to the extent not constituting Indebtedness for borrowed money;

           (vi) Contingent Obligations of the Borrowers or any Subsidiary as a guarantor of the lessee under any lease pursuant to which either Borrower or a Subsidiary is the lessee so long as such lease is otherwise permitted hereunder;

           (vii) Indebtedness in respect of Customary Permitted Liens;

           (viii) Indebtedness created pursuant to any Acceptable Cash Collateral Order and other Indebtedness satisfactory to the Required Lenders permitted or created by other orders issued in the Cases;

           (ix) Indebtedness necessary to comply with bonding requirements as approved by the Required Lenders;

           (x) Guarantees by the Borrowers of the performance obligations of their Subsidiaries;

           (xi) Indebtedness under the Canadian Bank Accounts and the US Collection Accounts;

           (xii) Intercompany indebtedness to the extent permitted by Section 8.05(v); provided that the proceeds of such intercompany loans are used for purposes consistent with Section 6.09; and

           (xiii) Indebtedness of any Credit Party to Phencorp in the ordinary course of business.

     8.05 Advances, Investments and Revolving Loans. The Borrowers will not, and will not permit any of their Subsidiaries to, from and after the Petition Date lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person or hold any cash or Cash Equivalents, or apply to the Bankruptcy Courts for the authority to do any of the foregoing, except in connection with, and only to the extent made on or after the Consummation Date in respect of, the Pre-Arranged Plan, except that the following shall be permitted:

           (i) the Borrowers and their Subsidiaries may acquire and hold accounts receivable owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

           (ii) the Borrowers and their Subsidiaries may acquire and hold cash and Cash Equivalents, provided that during any time that Revolving Loans are outstanding, the Borrowers will not, and will not permit any of the Subsidiaries to, directly or indirectly maintain in the aggregate, in all of their checking, savings or other accounts (other than the US Collection Accounts, the BT Concentration Accounts, the Disbursement Accounts, the Loan Accounts, the Project Accounts and the Canadian Bank Accounts) total cash balances and investments (including investments in Cash Equivalents) other than the Permitted Cash in excess of $5,000,000 for any period of five consecutive days;

           (iii) the Borrowers and their Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $500,000;

           (iv) subject to clause (v) below, the Borrowers and their Subsidiaries may sell or transfer assets to each other to the extent permitted by Section 8.02;

           (v) (a) investments in and advances to direct and indirect Subsidiaries of the Canadian Borrower that are not Credit Parties, subject to an aggregate limitation of $10,000,000, (b) investments and advances to the Canadian Credit Parties after the Canadian Approvals have been obtained and (c) investments in and advances to the US Credit Parties;

           (vi) investments by the Borrowers and their Subsidiaries existing on the Effective Date and set forth on Schedule IX;

           (vii) investments consisting of promissory notes payable to any Borrower or any Subsidiary thereof in connection with sales of assets permitted by Section 8.02; and

           (viii) the Borrowers and their Subsidiaries may make cash advances in the ordinary course of business in an aggregate amount not to exceed $1,500,000.

     8.06 Capital Expenditures. The Borrowers will not, and will not permit any of their Subsidiaries to, make (i) any Capital Expenditures, except in accordance with this Section 8.06 and (ii) Capital Expenditures in any period beginning on January 1, 1999 and ending on the last day of any month described below exceeding the amount opposite such month set forth below:

                          Month                Amount
                          --------------  -----------
                          June 1999       $32,515,000
                          July 1999       $39,794,000
                          August 1999     $47,073,000
                          September 1999  $54,326,000
                          October 1999    $62,731,000
                          November 1999   $71,069,000


     8.07 Limitation on Repayments, etc. Except as set forth in the First Day Orders approved on or before the Effective Date, the Borrowers will not, and will not permit their Subsidiaries to, apply to the Bankruptcy Courts for the authority to, except in connection with, and only on and after the Consummation Date for, the Pre-Arranged Plan, (x) make any payment or prepayment on or redemption or acquisition for value (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) of any Indebtedness of the Borrowers incurred or created prior to the Petition Date, or (y) pay any interest on any Indebtedness or other obligations of the Borrowers incurred or created prior to the Petition Date (whether in cash, in-kind, in securities or otherwise), other than (a) Trade Payables and other claims authorized to be paid on terms satisfactory to the DIP Agent as approved by the Bankruptcy Courts; (b) the payments set forth in any Acceptable Cash Collateral Order or (c) payments of scheduled lease payments under capitalized leases of the Borrowers existing on the Petition Date to the extent such leases are not rejected by the Borrowers or their Subsidiaries in the Cases.

     8.08 Transactions with Affiliates. The Borrowers will not, and will not permit their respective North American Subsidiaries to, apply to the Bankruptcy Courts for the authority to, except in connection with, and only to the extent entered into on or after the Consummation Date in respect of, the Pre-Arranged Plan, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of such Person, other than on terms and conditions substantially as favorable to such Person as would be obtainable by such Person at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided that this Section
8.08 shall not apply to transactions between Credit Parties.

     8.09 Subsidiaries. (a) Except as contemplated by and effected to consummate the Pre-Arranged Plan, the Borrowers will not, and will not permit their North American Subsidiaries to, on and after the Effective Date establish, create or acquire any new Subsidiary.

     (b) The Borrowers shall cause their Subsidiaries to conduct their respective businesses in the ordinary course and in accordance with past practices.

     8.10 Chapter 11 Claims. Except as permitted by Section 6.05, the Borrowers will not, and will not permit their respective Subsidiaries to (a) commence or prosecute any defense, action, objection or counterclaim with respect to the claims, liens or security interests of the Pre-Petition Lenders, the Pre-Petition Agents, the Lenders and/or the DIP Agent, or (b) apply to the Bankruptcy Courts for the authority to incur, create, assume, suffer or permit any claim or Lien against the Borrowers or their Subsidiaries or their respective assets in the Cases to be pari passu with, or senior to, the Liens and claims of the Lenders hereunder.

     8.11 Restriction on Payment Restrictions Affecting Subsidiaries. The Borrowers shall not, and shall not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction (other than pursuant to this Agreement) on the ability of the Borrowers' Subsidiaries to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits, owned by either Borrower or pay any Indebtedness owed to either Borrower, (b) make advances or loans to the Borrowers or (c) transfer any of its properties or assets to the Borrowers, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) the DIP Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrowers or such Subsidiary, (iv) restrictions in effect on the Petition Date and (v) customary restrictions on dispositions of real property interests.

     8.12 Minimum EBITDA. The Consolidated EBITDA of the Borrowers and their Subsidiaries at the end of each month for the previous period of three months (treated as one accounting period) shall be a positive amount.

     8.13 Change in Business The Borrowers will not and will not permit any of their Subsidiaries to engage (directly or indirectly) in any business other than the business of the Borrowers and their Subsidiaries as of the Effective Date and, except for Phencorp, other businesses reasonably related thereto.

     8.14 No Additional Bank Accounts. Unless the Borrowers have obtained the prior written approval of the DIP Agent, such approval not to be unreasonably withheld, the Borrowers will not, and will not permit any of their Subsidiaries within the United States or Canada to, directly or indirectly, open, maintain or otherwise have any checking, savings or other deposit accounts at any bank or other financial institution where money is or may be deposited or maintained with any Person, other than (i) the Loan Accounts (ii) the BT Concentration Accounts, (iii) the US Collection Accounts, (iv) the Canadian Bank Accounts (v) the Disbursement Accounts and (vi) the Project Accounts.

     8.15 Other Claims. The Borrowers will not and will not permit any of their Subsidiaries, except in connection with any claims granted to the Pre-Petition LC Issuers, the Pre-Petition LC Lenders, issuers of letters of credit under the Permitted LC Facility, the Bank Account Service Providers, the DIP Lenders, the Pre-Petition Agents and the Pre-Petition Lenders, to apply to the Bankruptcy Courts for the authority to incur, create, assume, suffer or permit any claim against the Borrowers or their assets in the Cases to be entitled to a superpriority under Section 364(c)(1) of the Bankruptcy Code or in the Canadian Cases.

     8.16 Pre-Arranged Plan. The Borrowers will not and will not permit any of their Subsidiaries (a) to file a plan of reorganization, disclosure statement or plan of arrangement, as applicable, in the Cases, other than the Pre-Arranged Plan and the disclosure statement approved by the Required Lenders with respect thereto, without the consent of the Required Lenders, (b) to amend, modify or withdraw the Pre-Arranged Plan, or the disclosure statement approved by the Required Lenders with respect thereto, without the consent of the Required Lenders (except as provided under the Acceptable Cash Collateral Order) or (c) to fail to comply with any material applicable provisions of the Pre-Arranged Plan.

     Section 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

     9.01 Payments. Either Borrower or any Subsidiary Guarantor shall (i) default in the payment when due of any payment of principal of its Revolving Loans or Revolving Notes or of any Unpaid Drawing or (ii) default, and such default shall continue for at least two Business Days, in any payment of interest on its Revolving Loans or Revolving Notes or on any Unpaid Drawing or any Fees or any other amounts owing by it hereunder or thereunder; or

     9.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be incorrect or misleading in any material respect when made; or

     9.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 7.09 or any provision
of Section 8 or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 9.01 and 9.02 and clause (i) of this Section 9.03) contained in this Agreement or any other Credit Document and such default shall continue unremedied for a period of 20 days after written notice to the Borrowers by the DIP Agent or the Required Lenders; or

     9.04  The Cases, etc.  (a)  Any of the Cases shall be dismissed; or

     (b) Any of the US Cases shall be converted to a case under Chapter 7 of the US Bankruptcy Code; or a Chapter 11 trustee shall be appointed in any of the US Cases; or

     (c) The entry of an order by the Canadian Court lifting the stay in the Canadian Cases to permit the enforcement of any security against any Credit Party or the appointment of a receiver, or the making of a receiving order against any Credit Party; or

     (d) (i) An order of the US Bankruptcy Court shall be entered in any of the US Cases appointing an examiner with enlarged powers (powers beyond those set forth in Section 1106(a)(3) and (4) of the US Bankruptcy Code) under
Section 1106(b) of the US Bankruptcy Code or (ii) an order of the Canadian Court shall be entered having a similar effect; or

     (e) An order of (i) the US Bankruptcy Court or (ii) the Canadian Court shall be entered amending, reversing, supplementing, staying, vacating or otherwise modifying the DIP Credit Documents, any of the Orders or any Acceptable Cash Collateral Order, provided that no Event of Default shall occur under this clause (e) to the extent that any such amendment, supplement or other modification is entered into with the prior written consent of the DIP Agent and the Required Lenders; or

     (f) the entry of an order by the (i) US Bankruptcy Court or (ii) Canadian Court granting any other claim superpriority status or a lien equal or superior to that granted to the DIP Agent and the Lenders, other than orders entered in respect of (x) reclamation claims pursuant to Section 546(c) of the US Bankruptcy Code or (y) the Pre-Petition LC Issuers, the Pre-Petition LC Lenders, the issuers of letters of credit under the Permitted LC Facility or the Bank Account Service Providers; or

     (g) any action taken by the Pre-Petition Agent or the Security Agent under the Pre-Petition Credit Agreement and related security documentation to exercise remedies in respect of the Pre-Petition Credit Agreement Obligations; or

     (h) the entry of an order by (i) the Canadian Court or (ii) the US Bankruptcy Court granting relief from the automatic stay applicable under
Section 362 of the US Bankruptcy Code in the US Cases or lifting the stay in the Canadian Cases, so as to allow a third party to proceed against any material asset of the Borrowers or Subsidiary Guarantors taken as a whole; or

     (i) the entry of the US Final Order shall not have occurred within 30 days after the Effective Date; or

     (j) An order shall be entered by either Bankruptcy Court, or application shall be filed by any Credit Party for the approval of, any claims for recovery of amounts under Section 506(c) of the US Bankruptcy Code arising from the preservation or disposal of any Collateral; or

     (k) the filing of any pleading by one of the Borrowers or any Subsidiary Guarantor seeking any of the matters set forth in clauses (a) through (f) or
(h); or

     (l) An Acceptable Cash Collateral Order shall not have been entered by the Bankruptcy Courts or shall not be in full force and effect.

     9.05 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following thirty (30) days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, the Borrowers or any Subsidiary of the Borrowers or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code, or the Borrowers or any Subsidiary of the Borrowers has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, or a "default," within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan; any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change in Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the reasonable opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; or

     9.06 DIP Credit Documents. Any DIP Credit Document shall cease to be in full force and effect, or any Lien purported to be created by any DIP Credit Document or any of the Orders in any of the Collateral purported to be covered thereby shall, for any reason, cease to be valid or shall cease to have the priorities set forth in this Agreement, the other DIP Credit Documents or the Orders; or

     9.07 Judgments. (a) One or more judgments giving rise to post-petition liability or an order as to post-petition liability or debt shall be entered against either Borrower or any of their Subsidiaries involving in the aggregate for the Borrowers or any of their Subsidiaries a liability (to the extent not paid or fully covered (subject to a deductible not in excess of 5% of such liability) by insurance) of $2,000,000 or more outstanding at any one time, and either (i) enforcement proceedings shall have been commenced and shall be continuing by any creditor upon such judgments or orders or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgments or orders, by reason of a pending appeal or otherwise, shall not be in effect; or

     (b) Any non-monetary judgment or order with respect to a post-petition event shall be rendered against either Borrower or any of their Subsidiaries which could reasonably be expected to (i) cause or create a Material Adverse Effect, (ii) have a material adverse effect on the ability of the Borrowers to perform their obligations under any Credit Document, or (iii) have a material adverse effect on the rights and remedies of the DIP Agent or any Lender under any Credit Document, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     9.08 Pre-Arranged Plan. A Pre-Arranged Plan Adverse Development shall occur; or

     9.09 Material Disruption in Senior Management, Change of Control, etc. There shall occur a material disruption in the senior management of either Borrower (other than (A) the appointment of a chief executive officer approved by (a) Pre-Petition Lenders holding debt under the Pre-Petition Credit Agreement which, under the Restructuring Term Sheet, would entitle such holders to receive a majority of the common shares of the restructured Canadian Borrower, (b) the board of directors of the Canadian Borrower and (c) the US Bankruptcy Court and the Canadian Court or (B) a material disruption of the senior management of the US Borrower if the senior management of the Canadian Borrower can perform the function of the senior management of the US Borrower) or a Change of Control shall occur, then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing and without further order of or application to the Bankruptcy Courts, the DIP Agent shall upon the written request of the Required Lenders, by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the DIP Agent, any Lender or the holder of any Revolving Note to enforce its claims against the Borrowers: (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Commission and Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Revolving Loans and all Obligations owing hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers;
(iii) terminate any Letter of

Credit which may be terminated in accordance with its terms; (iv) declare all reimbursement obligations in respect of all outstanding Letters of Credit, whether or not then due and payable or matured, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; (v) realize on all or part of the Facility Liens without the necessity of obtaining further relief or order from the Bankruptcy Courts; (vi) impose an administrative freeze or administrative hold with respect to cash collateral;
(vii) apply any cash collateral held by the DIP Agent; and (viii) exercise any other rights or remedies (including, without limitation, set-off rights) under the DIP Credit Documents, the Orders and applicable law; provided, however, that the DIP Agent may exercise the aforementioned rights and remedies, other than those provided in (i), (ii) and (vi) above, only after three Business Days written notice to the Borrowers, the Subsidiary Guarantors, the United States Trustee and any statutory committee or monitor appointed in the Cases.

     Section 10.  Definitions.

     10.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Acceptable Cash Collateral Order" shall have the meaning set forth in
Section 5.01(d)(iii).

     "Account Banks" shall mean all the banks which provide bank account and cash management services to the US Borrower and its Domestic Subsidiaries.

     "Account Intermediary Receivable Liens" shall mean liens on Canadian accounts receivable addressed in documentation entered into in connection with the establishment of operating accounts of certain of the Canadian Credit Parties at CIBC and the maintenance of operating accounts of certain of the US Credit Parties at Comerica Bank.

     "Account Intermediary Replacement Liens" shall have the meaning provided in Section 6.05(b):

     "Accounts" shall mean, with respect to any Person, all present and future accounts, contract rights and other rights to payment for goods sold or leased (whether or not delivered) or for services rendered in the ordinary course of business which are not evidenced by an instrument or chattel paper, whether or not they have been earned by performance, and any letter of credit, guarantee, security interest or other security issued or granted to secure payment of such Account by the account debtor thereof.

     "Additional Credit Date" shall have the meaning provided in Section
5.02(c).

     "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1%) of (1) the rate obtained by dividing (x) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled

"Select Interest Rates," published weekly on Form H.15 as of the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the DIP Agent on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the DIP Agent, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve System in excess of $100,000 (including, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (2) the then daily net annual assessment rate as estimated by the DIP Agent for determining the current annual assessment payable by the DIP Agent to the Federal Deposit Insurance Corporation for insuring three-month certificates of deposit.

     "Adjusted Total Commitment" shall mean at any time the Total Commitment less the aggregate Commitments of all Defaulting Lenders.

     "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person, or (ii) that directly or indirectly owns more than 5% of the voting securities of such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Aggregate Unutilized Commitments" shall mean, at any time, the amount equal to (i) the Total Commitment less (ii) the sum of (x) the aggregate outstanding principal amount of Revolving Loans and (y) the aggregate Letter of Credit Outstandings.

     "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

     "Aluminum Proceeds" shall mean the Net Sale Proceeds of the Pre-Petition sale of certain assets of the Borrowers' Aluminum division.

     "Applicable Margin" shall mean in the case of Revolving Loans that are maintained as (x) Base Rate Loans, 2.5%, and (y) Eurodollar Loans, 3.5%.

     "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement in the form of Exhibit K hereto appropriately completed.

     "Assignor" shall mean each of the Borrowers and each Subsidiary Guarantor.

     "Authorized Facility Amount" shall mean (x) prior to the earlier of the Additional Credit Date and the issuance of the US Final Order, the Authorized Interim Advances and (y) thereafter, the Authorized Final Advances.

     "Authorized Final Advances" shall mean the amount authorized by the US Final Order.

     "Authorized Interim Advances" shall mean the lower of (x) the amount authorized by the US Interim Order and (y) $30,000,000.

     "Authorized Officer" shall mean Phillip Widman, Michael Myskiw, and George Hardy, and any other executive officer designated by the Chief Financial Officer of the Canadian Borrower acceptable to the DIP Agent.

     "Bank Account Service Providers" shall mean (a) CIBC in its individual capacity as the provider of the CIBC Bank Account Services, and (b) Comerica and its Affiliates in their respective capacities as the providers of the Comerica Bank Account Services.

     "Bankruptcy Courts" shall mean the US Bankruptcy Court and the Canadian Court.

     "Barbados" shall mean Phencorp Reinsurance Company, Inc.

     "Base Rate" at any time shall mean the higher of (x) the per annum rate of interest which is 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate and (y) the Prime Lending Rate as in effect from time to time.

     "Base Rate Loans" shall mean any Revolving Loan designated as such by the applicable Borrower at the time of the incurrence thereof or conversion thereto.

     "Bonding Liens" shall have the meaning provided in Section 6.05(b).

     "Bonding Order" shall have the meaning provided in Section 5.01(d)(iii).

     "Borrowers" shall have the meaning provided in the first paragraph of this Agreement.

     "Borrowers' Obligations" shall mean the principal of and interest on the Revolving Notes issued under this Agreement, and all other obligations and indebtedness (including, without limitation, Unpaid Drawings, indemnities, fees and interest thereon) of the Borrowers, now existing or hereafter incurred under, arising out of or in connection with this Agreement and the other DIP Credit Documents and the due performance and compliance with the terms of this Agreement and the other DIP Credit Documents by the Borrowers.

     "Borrowing" shall mean the incurrence of one Type of Revolving Loan by the applicable Borrower from all the Lenders on a given date (or resulting from conversions or continuations on a given date), having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.09(b) shall be considered part of the related Borrowing of Eurodollar Loans.

     "Borrowing Base Amount" shall mean, (A) the sum of up to 80% of the value of the Eligible Accounts Receivable, and up to 50% of the value of Eligible Unbilled Accounts Receivable of (i) the Credit Parties constituting part of the Industrial Services Group (the "ISG division") plus (ii) the US Credit Parties constituting part of the US Ferrous division, minus (B) the Carve-Out; provided, however, that the Borrowing Base Amount shall not include assets of the Canadian Credit Parties until the Canadian Approvals have been obtained. The DIP Agent shall, in the exercise of its Permitted Discretion, (x) at any time after the Effective Date be entitled to (i) establish and increase or decrease reserves against the Eligible Accounts Receivable and Eligible Unbilled Accounts Receivable of the Credit Parties referred to in the foregoing clauses (i) and (ii), or (ii) impose additional restrictions (or eliminate the same) to the standards of "Eligible Accounts Receivable" and "Eligible Unbilled Accounts Receivable"; provided that the DIP Agent shall not be entitled to decrease reserves as provided under (x)(i) or eliminate restrictions as provided under (x)(ii) to levels lower than those in effect on the Effective Date and (y) upon not less than five days' prior written notice to the Borrowers reduce or increase the percentages used in calculating the Borrowing Base Amount in the exercise of its Permitted Discretion to any level equal to or below the rates stated in (A) above. The DIP Agent may, but shall not be required to, rely on each Borrowing Base Certificate and any other schedules or reports delivered to it in connection herewith in determining the eligibility of Accounts. Reliance thereon by the DIP Agent from time to time shall not be deemed to limit the right of the DIP Agent to revise the advance rate as provided in (y) above or standards of eligibility as provided in (x)(i) and
(ii) above. The Borrowing Base Amount will be computed on the dates set forth on Schedule VI attached hereto (or, if requested by the DIP Agent in the exercise of its Permitted Discretion, more frequently as so requested) and a Borrowing Base Certificate presenting its computation will be delivered promptly as set forth in Section 7.01(g).

     "Borrowing Base Certificate" shall have the meaning given to such term in
Section 7.01(g).

     "BTCo" shall have the meaning provided in the first paragraph of this Agreement.

     "BT Concentration Accounts" shall mean the Metals Concentration Account and the ISG Concentration Account.

     "Budget" shall mean the budget received by the DIP Agent and the Lenders dated April 1, 1999 reflecting the projected cash requirements of the Credit Parties (including, without limitation, utilization of the Pre-Petition Lenders' cash collateral) from the Effective Date through the Maturity Date, calculated on a monthly basis, and other cash flow and financial information that the DIP Agent may have requested.

     "Budgeted Loan Amount" shall mean from time to time, the then cumulative monthly projected utilization of the DIP Facility set forth in the Budget (as may be amended with the consent of the DIP Agent and the Required Lenders), plus $10,000,000, which amounts shall be initially (subject to amendment with the consent of the DIP Agent and the Required Lenders) $17,179,000 through May 31, 1999; $39,165,000 through June 30, 1999; $53,072,000 through July 31, 1999;
$56,677,000 through August 31, 1999; $65,650,000 through September 30, 1999;
$69,797,000 through October 31, 1999; and $76,984,000 through November 30,
1999.

     "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the interbank Eurodollar market.

     "Canadian Approvals" shall mean the following orders of the Canadian Court and consents from the Pre-Petition Lenders:

           (A) The DIP Facility, including the security interests and charges over the assets located in Canada subject to Facility Liens, with the priority described in Section 6.05(b), shall have been approved by an order of the Canadian Court in the Canadian Cases, in form and substance satisfactory to the DIP Agent and the Lenders, which shall also contain provisions:

           1. authorizing the execution and delivery by the Canadian Credit Parties of all documents, and the granting of all security, required in connection with the DIP Facility, and providing that such documents or security shall not be challengeable by any present or future creditors of the Canadian Credit Parties (provided, however, that such security shall be junior to the security granted to the Bank Account Service Providers),

           2. providing that such documents and security shall be effective notwithstanding that the execution of such documents and the granting of such security may result in a breach of any contract or restriction to which any of the Canadian Credit Parties is bound,

           3. prohibiting the granting of any additional security on the assets of any of the Canadian Credit Parties,

           4. providing that the obligations of the Canadian Credit Parties to the DIP Agent, the Lenders and the Bank Account Service Providers shall not be subject to, or compromised or affected in any way by, any plan of compromise or arrangement in the Canadian Cases, and

           5. granting relief from the stay in the Canadian Cases to permit enforcement by (a) the DIP Agent, the DIP Collateral Agents and the Lenders of the rights and remedies under the DIP Facility and their security and (b) the Bank Account Service Providers of their rights and remedies, upon the occurrence of an Event of Default;

           (B) The Pre-Petition Lenders shall have agreed, in a manner acceptable to the DIP Agent and the Lenders, to postpone their security in the Pre-Petition Collateral to the Facility Liens, and such agreement and postponement shall be in form and substance satisfactory to the DIP Agent and the Lenders;

           (C) All orders of the Canadian Court in form and substance satisfactory to the DIP Agent and the Lenders, authorizing the use by the Borrowers and the Subsidiary Guarantors of (i) the Pre-Petition Lenders' cash collateral (other than the cash collateral of the Pre-Petition LC Issuers, the Pre-Petition LC Lenders, issuers of letters of credit under the Permitted LC Facility and the Bank Account Service Providers) and
      (ii) the Other Asset Sale Proceeds deposited in the Proceeds Account prior to the commencement of the Cases in accordance with the Proceeds Agreement;

           (D) All other "First Day" Orders or interim orders in the Canadian Cases necessary or appropriate in the judgment of the DIP Agent and the Lenders;

           (E) The orders of the Canadian Court referred to in (A), (B), (C) and (D) above shall not have expired or been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required Lenders; and

           (F) The DIP Agent and the Lenders shall be satisfied that all orders described in (A), (B), (C) and (D) above shall be binding on all existing material creditors (or other persons described therein) of the Borrowers and the Subsidiary Guarantors, and shall be effective to provide the stay of actions, priorities, liens and other protections for the Borrowers, the Subsidiary Guarantors, the DIP Agent, the DIP Collateral Agents and the Lenders purported to be granted thereby.

     "Canadian Bank Accounts" shall mean the Canadian bank accounts, other than the Project Accounts, maintained by the Canadian Borrower and the Canadian Subsidiary Guarantors with CIBC in its capacity as Bank Account Service Provider.

     "Canadian Borrower" shall have the meaning provided in the first paragraph of this Agreement.

     "Canadian Cases" shall have the meaning provided in the second whereas clause to this Agreement.

     "Canadian Court" shall mean the Canadian bankruptcy court or such other court having jurisdiction over the Canadian Cases from time to time.

     "Canadian Credit Parties" shall have the meaning provided in the second whereas clause to this Agreement.

     "Canadian DIP Collateral Agent" shall mean CIBC acting as collateral agent for the collateral located in Canada pursuant to this Agreement and the Collateral Documents.

     "Canadian Dollars" shall mean freely transferable lawful money of Canada.

     "Canadian Loan Account" shall have the meaning provided in Section 4.04.

     "Canadian Loan Amount" shall mean the lower of (x) the amount of the working capital and general corporate requirements of the Canadian Borrower and the other Canadian Credit Parties as determined by the DIP Agent from time to time and (y) $15,000,000.

     "Canadian Pre-Petition Collateral" shall mean all the existing and after acquired assets of the Borrowers and the Subsidiary Guarantors located in Canada securing obligations to the Pre-Petition Agents and the Pre-Petition Lenders under the Pre-Petition Credit Agreement.

     "Canadian Security Agreement" shall mean the security agreement in the form of Exhibit O attached hereto.

     "Canadian Subsidiary" shall mean all direct and indirect Subsidiaries of either Borrower incorporated in Canada or any province or territory thereof.

     "Canadian Subsidiary Guarantors" shall mean those direct and indirect Subsidiaries of either Borrower organized in Canada or any province or territory thereof that are signatories hereto or have executed a joinder hereto.

     "Capital Expenditures" shall mean, with respect to any Person, all expenditures (excluding barter transactions effected in the ordinary course of business consistent with past practices) by such Person which should be capitalized in accordance with GAAP, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with
GAAP) and the amount of Capitalized Lease Obligations incurred by such Person.

     "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with GAAP.

     "Carve-Out" shall mean a $3,000,000 carve-out for the payment of (i) allowed and unpaid fees and disbursements incurred by the professionals retained, pursuant to Sections 327 or 1103(a) of the US Bankruptcy Code in the US Cases and any statutory committees appointed in the Chapter 11 Cases, and, after the entry of an order of the Canadian Court approving the DIP Facility on the terms described in the DIP Credit Documents, the professionals, including the monitor, retained in the Canadian Cases, and (ii) any unpaid fees payable pursuant to 28 U.S.C. Section 1930(a)(6) and any unpaid fees payable to the Clerk of the US Bankruptcy Court or any other similar entity in the Canadian Cases; provided, however, the Carve-Out shall not be utilized to pay any professional fees or disbursements incurred in connection with asserting any claims or causes of action against the Pre-Petition Lenders, the Pre-Petition Agents, the Security Agent, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens or the LC Liens, the Lenders, the DIP Agent, the DIP Collateral Agents, the DIP Co-Arrangers (including, unless the US Interim Order shall become the US Final Order, or if the US Final Order shall so provide, formal discovery proceedings in anticipation thereof) and/or challenging (whether by defense, objection, counterclaim or otherwise) the validity, perfection, priority or amount of any claim, lien or security interest of the Pre-Petition Agents, the Security Agent, the Pre-Petition Lenders, the DIP Agent, the DIP Collateral Agents, the DIP Co-Arrangers, the

Lenders and/or the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens or the LC Liens.

     "Cases" shall mean the US Cases and the Canadian Cases.

     "Cash Concentration Accounts" shall have the meaning provided in Section 5.01(k).

     "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or the government of Canada or any province of Canada or any agency or instrumentality thereof (provided that the full faith and credit of the United States, the government of Canada or of such provinces is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank or trust company having, or which is the principal banking subsidiary of a bank holding company or trust company organized under the laws of the United States, any State thereof, the District of Columbia, Canada, any province thereof or any foreign jurisdiction having, capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause
(i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., or incorporated in Canada any having such ratings or an equivalent rating from Canadian Bond Rating Service Inc. or Dominion Bond Rating Service Limited and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above and (vi) demand deposit accounts maintained in the ordinary course of business not in excess of $100,000 in the aggregate.

     "CCAA" shall have the meaning provided in the second whereas clause to this Agreement.

     "CERCLA" shall mean the Comprehensive Environmental Response Compensation and Liability Act of 1980, as same may be amended from time to time.

     "Change in Law" shall have the meaning provided in Section 9.05 of this Agreement.

     "Change of Control" shall mean the acquisition, whether directly or indirectly, after the Petition Date by any Person or "group" as defined in
Section 13(d) (3) of the Securities Exchange Act of 1934, as amended (other than the Persons beneficially owning the shares of common stock of the Borrowers on the Petition Date), of (i) shares, or the right to vote shares, constituting more than 30% of the common stock or other voting securities of the Borrowers or (ii) the power to elect a majority of the Borrowers' board of directors.

     "Chase Concentration Account" shall mean the account number 00103316692 established at Chase Bank of Texas by the US Borrower.

     "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "CIBC" shall have the meaning provided in the first paragraph of this Agreement.

     "CIBC Bank Account Services" shall mean the bank account services and cash management services provided by CIBC in Canada to the Canadian Borrower and certain of its Canadian Subsidiaries.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

     "Collateral" shall mean all the "Collateral" referred to in Section 13, the Collateral Documents or in the Orders.

     "Collateral Documents" shall mean all contracts, instruments and other documents now or hereafter executed and delivered in connection with this Agreement, pursuant to which liens and security interests are granted to the DIP Collateral Agents in the Collateral for the benefit of the Lenders, including, without limitation, the Pledge Agreement and the Collection Bank Agreements.

     "Collection Bank Agreements" shall mean the existing lockboxes and deposit agreements and all future similar agreements entered into among the US Borrower and certain of its subsidiaries, BTCo, and the bank at which the relevant lock-box or deposit account is maintained.

     "Comerica" shall mean Comerica Bank.

     "Comerica Bank Account Services" shall mean the bank account and cash management services provided by Comerica and its Affiliates in the United States of America to the US Borrower and certain Subsidiaries of the US Borrower.

     "Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Schedule I, directly below the column entitled "Commitment" as the same may be (x) reduced or terminated from time to time pursuant to Sections 3.02 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.12 or 12.04(b).

     "Commitment Commission" shall have the meaning provided in Section
3.01(a).

     "Company" shall mean any corporation, limited liability company, partnership or other business entity (and the adjectival form thereof, where appropriate).

     "Confidential Material" shall have the meaning provided in Section 12.13.

     "Confidentiality Agreement" shall mean an agreement in the form of Exhibit L hereto.

     "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income of the Borrowers and their Consolidated Subsidiaries, before Consolidated Net Interest Expense and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

     "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all non-recurring charges relating to the Cases plus all amortization of intangibles and depreciation and all non-cash charges in respect of pension and retiree benefits, in each case that were deducted in arriving at Consolidated EBIT for such period.

     "Consolidated Net Income" shall mean, for any period, the consolidated net after tax income of the Borrowers and their Consolidated Subsidiaries determined in accordance with GAAP.

     "Consolidated Net Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrowers and their Consolidated Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrowers and their Consolidated Subsidiaries representing the interest factor for such period, in each case net of the total consolidated cash interest income of the Borrowers and their Consolidated Subsidiaries for such period, but excluding the amortization of any deferred financing costs incurred in connection with this Agreement.

     "Consolidated Subsidiaries" shall mean, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes in accordance with GAAP.

     "Consummation Date" shall mean the earliest to occur of (i) the "Effective Date" as defined in a Reorganization Plan in the US Cases, (ii) the date of effectiveness of a Reorganization Plan in the Canadian Cases, (iii) the date of the substantial consummation (as such term is defined in Section 1101 of the US Bankruptcy Code) of a Reorganization Plan in the US Cases, and (iv) the date of the substantial consummation of a Reorganization Plan in the Canadian Cases.

     "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,
(iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Contract Rights" shall mean all rights of the Borrowers (including, without limitation, all rights to payment) under each Contract.

     "Contracts" shall mean all contracts between the Assignors and one or more additional parties but excluding contracts and licenses to the extent that the terms thereof prohibit the assignment of, or granting of a security interest in, such contracts and licenses.

     "Copyrights" shall mean any United States copyright which the Assignors now or hereafter have registered with the United States Copyright Office, as well as any application for a United States or Canadian copyright registration now or hereafter made with the United States Copyright Office and the relevant Canadian authorities by the Assignors.

     "Credit Event" shall mean the making of any Revolving Loan or the issuance of any Letter of Credit.

     "Credit Parties" shall mean the US Credit Parties and the Canadian Credit Parties.

     "Customary Permitted Liens" shall mean

           (i) Liens (other than any Lien imposed under ERISA) for taxes, assessments or charges of any government authority or claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of generally accepted accounting principles;

           (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with generally accepted accounting principles or which in the aggregate do not detract from the value of the Borrowers' or any Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrowers or such Subsidiary;

           (iii) licenses, leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Borrowers and their Subsidiaries taken as a whole;

           (iv) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness and not materially interfering with the conduct of the business of the Borrowers or any of their Subsidiaries;

           (v) rights of tenants, subtenants, franchisees or parties in possession (other than a debtor in possession, trustee in bankruptcy or receiver of the Borrowers), or options or rights of first refusal, whether pursuant to leases, subleases, franchise agreements, other occupancy agreements or otherwise, if such rights were vested on the Effective Date or created thereafter in the ordinary course of business in transactions permitted under this Agreement;

           (vi) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

           (vii) Liens in favor of a banking institution arising as a matter of law or pursuant to the agreements regulating the Disbursement Accounts or the accounts in which the Permitted Cash is maintained encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

           (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods;

           (ix) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the purchase or sale of goods entered into by the Borrowers or any of their Subsidiaries in the ordinary course of business in accordance with the past practices of the Borrowers and their Subsidiaries; and

           (x) deposits made to secure statutory obligations in the form of excise taxes.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

     "DIP Agent" shall have the meaning provided in the first paragraph of this Agreement.

     "DIP Agents" shall mean the DIP Agent and the DIP Collateral Agents.

     "DIP Co-Arrangers" shall have the meaning provided in the first paragraph of this Agreement.

     "DIP Collateral Agents" shall mean the US DIP Collateral Agent and the Canadian DIP Collateral Agent.

     "DIP Credit Documents" shall mean this Agreement, and once executed and delivered pursuant to the terms of this Agreement, each Revolving Note, each Letter of Credit Request, each Notice of Borrowing, each Notice of Conversion and each Collateral Document.

     "DIP Facility" shall have the meaning provided in the fourth whereas clause of this Agreement.

     "Direction Letter" shall have the meaning provided in Section 6.20 of this Agreement.

     "Disbursement Accounts" shall mean the existing disbursement accounts of the Borrowers and their Subsidiaries among the accounts listed on Schedule VIII or any disbursement account substituted therefor and approved by the DIP Agent, such approval not to be unreasonably withheld, which are used to finance the local operations of the Borrowers and their Subsidiaries.

     "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock outstanding on or after the Petition Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of such Person outstanding on or after the Petition Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

     "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States (expressed in dollars).

     "Domestic Subsidiary" shall mean each Subsidiary of the Borrowers incorporated or organized in the United States or any State or territory thereof.

     "Domestic Wholly-Owned Subsidiary" shall mean each Domestic Subsidiary which is a Wholly-Owned Subsidiary of either Borrower.

     "Drawing" shall have the meaning provided in Section 2.04(b).

     "Effective Date" shall have the meaning provided in Section 5.01.

     "Eligible Accounts Receivable" shall mean Accounts of the Credit Parties constituting part of the ISG division and of the US Credit Parties constituting part of the US Ferrous division for which invoices have been rendered payable in Dollars or Canadian Dollars (calculated in the US Dollar Equivalent thereof) and deemed by the DIP Agent in its Permitted Discretion to be eligible for inclusion in the calculation of the Borrowing Base Amount. In determining the amount to be so included, the face amount of such Accounts shall be reduced (i) by the amount of all returns, discounts, claims, credits, charges, chargebacks, rebates, retainages or other allowances (but without duplication of any of the foregoing), and (ii) by the aggregate amount of all reserves, limits and deductions provided for in this definition and the definition of "Borrowing Base Amount". Unless otherwise approved in writing by the DIP Agent, no Account shall be deemed to be an Eligible Account Receivable if:

           (a) it arises out of a sale made by any of the Credit Parties to an Affiliate; or

           (b) the Account provides for payment after the date which is 90 days after the date of the original invoice or the Account remains unpaid 60 days after the date on which the original invoice provides that such payment is due; or

           (c) it is from the same account debtor (or any Subsidiary thereof) and fifty percent (50%) or more, in face amount, of all Accounts from such account debtor (or any Subsidiary thereof) are ineligible pursuant to (b) above; or

           (d) the Account, when aggregated with all other Accounts of such account debtor, exceeds five percent (5%) of all Eligible Accounts Receivable; provided that any Account deemed ineligible pursuant to this clause (d) shall only be ineligible to the extent of the amount in excess of 5% of all Eligible Accounts Receivable; or

           (e) (i) the account debtor is also a creditor of any of the Credit Parties (other than account debtors which have provided to the DIP Agent a "no-offset" letter in form and substance satisfactory to the DIP Agent), (ii) the account debtor has disputed its liability on, or the account debtor has made any claim with respect to, such Account or any other Account due from such account debtor to any of the Credit Parties, which has not been resolved or (iii) the Account otherwise is subject to any right of setoff by the account debtor; provided that any Account deemed ineligible pursuant to this clause (e) shall only be ineligible to the extent of the amount owed by any of the Credit Parties to the account debtor, the amount of such dispute or claim, or the amount of such setoff, as applicable; or

           (f) the account debtor has commenced a voluntary case under US or Canadian insolvency or bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or if a decree or order for relief has been entered by a court having jurisdiction over the account debtor in an involuntary case under US or Canadian insolvency or bankruptcy laws, as now constituted or hereafter amended, or if any other petition or other application for relief under US or Canadian insolvency or bankruptcy laws has been filed by or against the account debtor, or if the account debtor has filed a certificate of dissolution under applicable state or provincial law or shall be liquidated, dissolved or wound up, or shall authorize or commence any action or proceeding for dissolution, winding-up or liquidation, or if the account debtor has failed, suspended business, declared itself to be insolvent, is generally not paying its debts as they become due or has consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs, unless the payment of Accounts from such account debtor is secured in a manner satisfactory to the DIP Agent or, if the Account from such account debtor arises subsequent to a decree or order for relief with respect to such account debtor under US or Canadian insolvency or bankruptcy laws, as now or hereafter in effect, the DIP Agent shall have determined that the timely payment and collection of such Account will not be impaired; or

           (g) the sale is to an account debtor outside of the United States or Canada, unless the account debtor thereon has supplied any of the Credit Parties with an irrevocable letter of credit in form and substance reasonably satisfactory to the DIP Agent, issued by a financial institution reasonably satisfactory to the DIP Agent and which has been duly pledged to the DIP Collateral Agents (together with sufficient documentation to permit direct draws by the DIP Collateral Agents); or

           (h) the sale to the account debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis or made pursuant to any other written agreement providing for repurchase or return (other than pursuant to ordinary course of business warranties); or

           (i) the DIP Agent determines in its Permitted Discretion that such Account may not be paid by reason of the account debtor's financial inability to pay; or

           (j) the account debtor is the Canadian government, the government of any province of Canada or any department, agency, or instrumentality thereof unless the Liens of the Lenders in such Accounts shall be effective as against such government, province, department, agency or instrumentality in accordance with applicable law; or

           (k) the Account does not comply with all applicable legal requirements, including, where applicable, the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act, Regulation Z of the Board of Governors of the Federal Reserve System and comparable laws and regulations in any other applicable jurisdiction, in each case as amended; or

           (l) the Account arises under a bonded contract of any of the Credit Parties; or

           (m) the DIP Collateral Agents do not have a valid and perfected first priority security interest in or Lien on such Account or the Account does not otherwise conform to the representations and warranties contained in this Agreement or the other DIP Credit Documents, except that the value of any Account shall be reduced by the amount of any obligations secured by Permitted Liens which are prior to the Liens in favor of the DIP Collateral Agents.

     "Eligible Transferee" shall mean and include a commercial bank, financial institution or other institutional "accredited investor" (as defined in Regulation D of the Securities Act).

     "Eligible Unbilled Accounts Receivable" shall mean for a period up to 30 days after the date that the Credit Parties constituting part of the ISG division and the US Credit Parties constituting part of US Ferrous division completed the work with respect thereto and carried on the books of the Borrowers and their Subsidiaries, an account for which an invoice has not been rendered by the Credit Parties which would otherwise be an Eligible Account Receivable had an invoice been rendered on the date of such completion; provided that the aggregate amount of such Eligible Unbilled Accounts Receivable shall not exceed $20,000,000.

     "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

     "Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on the Borrowers or any of their Subsidiaries, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC. Section 1251 et seq.; the Toxic Substances Control Act, 15 USC. Section 2601 et seq.; the Clean Air Act, 42 USC. Section 7401 et seq.; the Safe Drinking Water Act, 42 USC. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 USC. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 USC. Section
1801 et seq.; and the Occupational Safety and Health Act, 29 USC. Section 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time; and any similar statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy or rule of common law now or hereafter in effect in Canada and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment to the extent binding on the Borrower.

     "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignors and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, and movable trade fixtures now or hereafter owned by the Assignors and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

     "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with any Borrower or a Subsidiary of such Borrower would be deemed to be a "single employer" (i) within the meaning of Section 414(b),
(c), (m) or (o) of the Code or (ii) as a result of any Borrower or a Subsidiary of such Borrower being or having been a general partner of such person.

     "Eurodollar Loan" shall mean any Loan designated as such by the applicable Borrower at the time of the incurrence thereof or conversion thereto.

     "Eurodollar Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by the DIP Agent for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the DIP Agent with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded off to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

     "Event of Default" shall have the meaning provided in Section 9.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Existing Indebtedness" shall have the meaning provided in Section 8.04.

     "Expenses" shall mean all present and future invoiced expenses incurred by or on behalf of the DIP Agent and the DIP Collateral Agents in connection with this Agreement, any other DIP Credit Document or otherwise in their capacity as the DIP Agent and the DIP Collateral Agents under this Agreement, whether incurred heretofore or hereafter, which expenses shall include, without being limited to, the cost of record searches, the reasonable fees and expenses of attorneys and paralegals, all costs and expenses incurred by the DIP Agent and the DIP Collateral Agents in opening bank accounts, depositing checks, electronically or otherwise receiving and transferring funds, and any charges imposed on the DIP Agent and the DIP Collateral Agents due to insufficient funds of deposited checks and the standard fee of the DIP Agent and the DIP Collateral Agents relating thereto, collateral examination fees and expenses, reasonable fees and expenses of accountants, appraisers or other consultants, experts or advisors employed or retained by the DIP Agent and the DIP Collateral Agents, out of pocket syndication fees and expenses, fees and taxes relative to the filing of financing statements, costs of preparing and recording any other Collateral Documents, all expenses, costs and fees set forth in Section 3 of this Agreement, all other fees and expenses required to be paid pursuant to the Fee Letter and all fees and expenses incurred in connection with releasing Collateral and the amendment or termination of any of the DIP Credit Documents.

     "Expiry Date" shall mean November 30, 1999.

     "Facility Lien" shall have the meaning provided in Section 6.05(b).

     "Facing Fee" shall have the meaning provided in Section 3.01(b).

     "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Payments Administrator from three Federal Funds brokers of recognized standing selected by the Payments Administrator.

     "Fee Letter" shall mean that certain letter dated as of April 15, 1999 among BTCo and the Borrowers providing for the payment of fees in connection with this Agreement.

     "Fees" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

     "First Day Orders" shall mean all orders entered by the Bankruptcy Courts on or around the Petition Date.

     "Foothill" shall mean Foothill Capital Corporation.

     "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrowers or any one or more of their Subsidiaries primarily for the benefit of employees of the Borrowers or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

     "GAAP" shall have the meaning provided in Section 12.07(a).

     "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event include all of Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement to which the Assignor is a party or with respect to any partnership of which the Assignor is a partner.

     "Goods" shall have the meaning provided in Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Governmental Authority" shall mean any government, parliament, legislature, regulatory authority, agency, commission, tribunal, department, commission, board, instrumentality, court, arbitration board or arbitrator or other law, regulation or rule making entity (including a Minister of the Crown) having or purporting to have jurisdiction on behalf of, or pursuant to the laws of, any country in which any Credit Party is incorporated, continued, amalgamated, merged or otherwise created or established or in which any Credit Party carries on business or holds property, or any province, territory, state, municipality, district or political subdivision of any such country or of any such state, province or territory of such country.

     "Guaranteed Obligations" shall mean the Borrowers' Obligations.

     "Guaranty" shall mean the guaranty issued pursuant to Section 14 hereof.

     "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," "dangerous goods," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority under Environmental Laws.

     "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services,
(ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all liabilities of the types described in clauses
(i), (ii), (iv), (v), (vi) and (vii) secured by any Lien on any property owned by such Person (to the extent of the value of the respective property), whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such

Person is the lessee, (v) all Contingent Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., "take-or-pay" or other similar arrangements and (vii) all obligations of such Person under interest rate and currency protection or other similar agreements, provided that Indebtedness shall not include Trade Payables and accrued expenses, in each case arising in the ordinary course of business.

     "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

     "Interest Period" shall have the meaning provided in Section 1.08.

     "Inventory" shall mean all inventory owned by the Borrowers, including without limitation, merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the DIP Collateral Agents from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

     "ISG Concentration Account" shall mean the concentration account number 00385529 established at BTCo for the ISG division.

     "ISG division" shall have the meaning provided in the definition of Borrowing Base Amount.

     "Issuing Lender" shall mean BTCo and any Lender which at the request of the Borrowers and with the consent of the DIP Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section 2. The sole Issuing Lender on the Petition Date is BTCo.

     "LC Sublimit" shall have the meaning provided in Section 2.01(c).

     "LC Liens" shall mean the liens of the Pre-Petition LC Issuers and the Pre-Petition LC Lenders under the Pre-Petition Credit Agreement in specified cash collateral held under Section 5.06 of the Pre-Petition Credit Agreement and the holders of the liens in specified cash collateral granted in connection with the Permitted LC Facility in the Pre-Petition Credit Agreement.

     "L/C Supportable Obligations" shall have the meaning provided in Section 6.09(c).

     "Lender" shall mean each financial institution listed on Schedule I, as well as any Person which becomes a "Lender" hereunder pursuant to Sections 1.12 and 12.04(b).

     "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Lender having notified in writing the Borrowers and/or the DIP Agent that it does not intend to comply with its obligations under Sections 1.01 or 2.03 or having otherwise repudiated its Commitment.

     "Letter of Credit" shall have the meaning provided in Section 2.01(a).

     "Letter of Credit Fee" shall have the meaning provided in Section 3.01(b).

     "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate of the Stated Amount of each outstanding Letter of Credit in respect of which the Termination Date has not occurred and (ii) the aggregate amount of all Unpaid Drawings.

     "Letter of Credit Request" shall have the meaning provided in Section 2.02(a).

     "Licensed Marks" shall mean all marks which each Assignor has been granted a right to use by contract or license from another party, excluding such rights which will be subject to involuntary forfeiture pursuant to the terms of any license or other agreement granting the right or applicable law, if a security interest were granted therein.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other applicable personal property security legislation in any jurisdiction or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

     "Loan Accounts" shall mean the US Loan Account and the Canadian Loan
Account.

     "Lock-Box Agreement" shall have the meaning provided in Section 6.20 of this Agreement.

     "Lock-Up Agreement" shall mean the agreement dated June 21, 1999 agreed to by the Canadian Borrower on behalf of itself and each of its Affiliates pursuant to which certain of the Pre-Petition Lenders have agreed, inter alia, to vote in favor of a plan of reorganization reflecting the terms of the Restructuring Term Sheet.

     "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

     "Marks" shall mean any trademarks and service marks now held or hereafter acquired by the Assignors, which are registered in the United States Patents and Trademark Office or in any similar office or agency of the United States or Canada or any state or province thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by the Assignors in the United States or Canada and trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States or Canada.

     "Material Adverse Effect" shall mean a material adverse change in the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of either Borrower or of the Borrowers and their Subsidiaries taken as a whole (other than such effects that result solely from the commencement of the Cases, including litigation, if any, with creditors or interest holders who object to the plan of reorganization and other than as set forth on Schedule X (to the extent and in the manner so disclosed)) from that set forth in their financial statements dated as of March 31, 1999; provided that any loss of earnings disclosed to the Lenders prior to the Effective Date shall not be considered a Material Adverse Effect.

     "Maturity Date" shall mean the earlier of (x) the Consummation Date and
(y) the Expiry Date.

     "Metals Concentration Account" shall mean the concentration account number 00385510 established at BTCo for the Metals division.

     "Minimum Borrowing Amount" shall mean $5,000,000 for Eurodollar Loans.

     "Net Sale Proceeds" shall mean for any sale, lease, transfer or other disposition of assets of the Borrowers or any of their Subsidiaries, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received by the Borrowers or any of their Subsidiaries from such sale, lease, transfer or other disposition, net of transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions, taxes payable within one year of the disposition and reasonable legal, advisory and other fees and expenses, including title and recording expenses and reasonable expenses incurred for preparing such assets for sale, associated therewith), the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is senior to the Indebtedness of the Lenders pursuant to this Agreement and secured by the respective assets which were sold and, unless and until the Bank Account Service Providers release their security interests in such proceeds, the amount of such cash proceeds constituting proceeds of Canadian accounts receivable received by the Borrowers or such Subsidiary with respect to such asset sale.

     "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

     "North American Subsidiaries" shall have the meaning provided in Section
6.10 of this Agreement.

     "Notice of Borrowing" shall have the meaning provided in Section 1.02(a).

     "Notice of Conversion" shall have the meaning provided in Section 1.05.

     "Notice Office" shall mean the office of the DIP Agent or Payments Administrator, as applicable, shown opposite its name on the signature pages hereof, or such other office as the DIP Agent or Payments Administrator, as applicable, may hereafter designate in writing as such to the other parties hereto.

     "Obligations" shall mean all amounts owing to the DIP Agent, the DIP Collateral Agents, any Issuing Lender or any Lender pursuant to the terms of this Agreement, any other DIP Credit Document or the Orders, including, without limitation, (i) (x) with respect to the Borrowers, the Borrowers' Obligations, and (y) with respect to each Assignor which is a Subsidiary Guarantor, all obligations and indebtedness of such Subsidiary Guarantor, now existing or hereinafter incurred under, arising out of or in connection with the Guaranty and the other DIP Credit Documents and the due performance and compliance with the terms of this Agreement and the other DIP Credit Documents by such Subsidiary Guarantor, (ii) any and all sums advanced by the DIP Collateral Agents in order to preserve the Collateral or preserve their security interest in the Collateral, and (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of any Assignor referred to in clause (i), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the DIP Collateral Agents of their rights hereunder, together with reasonable attorneys' fees and court costs.

     "Orders" shall mean and include the Canadian Approvals and the US Orders.

     "Other Account Intermediary Liens" means liens on specified cash collateral which was also addressed in documentation entered into in connection with the establishment of operating accounts of certain of the Canadian Credit Parties at CIBC and the maintenance of operating accounts of certain of the US Credit Parties at Comerica Bank and in other documentation entered into in connection with the establishment of the Permitted LC Facility under Amending Agreement No. 3 to the Pre-Petition Credit Agreement (the "Permitted LC Facility" and such cash collateral, the "Permitted Cash Collateral").

     "Other Asset Sale Proceeds" shall mean the Aluminum Proceeds, the Net Sale Proceeds of other Pre-Petition asset sales consummated with the consent of the Pre-Petition Lenders, and the Net Sale Proceeds of Permitted Asset Sales other than the Net Sale Proceeds of the sale of the interest of the Canadian Borrower in PUMC.

     "Participant" shall have the meaning provided in Section 2.03(a).

     "Patents" shall mean any United States or Canadian patent now or hereafter owned by the Assignors, as well as any application for a United States or Canadian patent now or hereafter owned by the Assignors.

     "Payment Office" shall mean the office of the Payments Administrator located at 130 Liberty Street, New York, New York or such other office as the Payments Administrator may designate to the Borrowers from time to time.

     "Payments Administrator" shall mean BTCo provided, however, that if BTCo shall cease to be the DIP Agent hereunder, the Lenders shall have the option to appoint one of the remaining Lenders as the Payments Administrator by written notice to the Borrowers.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

     "Permitted Asset Sales" shall mean (i) no more than $10,000,000 of asset sales during the Cases, and (ii) any other asset sales consummated during the Cases with the consent of the Required Lenders.

     "Permitted Cash" shall mean (i) the cash and Cash Equivalents held in bank accounts or otherwise by Phencorp not to exceed $15,000,000 and (ii) the cash and Cash Equivalents held in bank accounts or otherwise by Barbados not to exceed $10,000,000, except for cash and Cash Equivalents held as security by other parties for the benefit of Barbados.

     "Permitted Cash Collateral" shall have the meaning provided in the definition of Other Account Intermediary Liens.

     "Permitted Discretion" shall mean, with respect to the DIP Agent, the DIP Agent's judgment exercised in good faith based upon its consideration of any factor which the DIP Agent believes in good faith: (i) will or could adversely affect the value of any Collateral, the enforceability or priority of the DIP Collateral Agents' Liens thereon or the amount which the DIP Agent and the Lenders would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral; (ii) suggests that any collateral report or financial information delivered to the DIP Agent by any Person on behalf of the Borrowers or any Subsidiary of the Borrowers is incomplete, inaccurate or misleading in any material respect; or
(iii) creates or reasonably could be expected to create a Default or Event of Default. In exercising such judgment, the DIP Agent may consider such factors already included in or tested by the definition of Eligible Accounts Receivable, as well as any of the following: (i) the financial and business climate of the Borrowers' industry; (ii) changes in collection history and dilution with respect to the Accounts; (iii) significant changes in any concentration of risk with respect to Accounts; and (iv) any other factors that significantly increase the credit risk of lending to the Borrowers on the security of, inter alia, the Accounts. The DIP Agent shall disclose to the Borrowers the basis on which its Permitted Discretion is exercised; however, the burden of establishing lack of good faith hereunder shall be on the Borrowers.

     "Permitted Existing Liens" shall have the meaning provided in Section 8.01(i).

     "Permitted LC Facility" shall have the meaning provided in the definition of Other Account Intermediary Liens.

     "Permitted Liens" shall have the meaning provided in Section 8.01.

     "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     "Petition Date" shall have the meaning provided in the first whereas clause of this Agreement.

     "Phencorp" shall mean Phencorp International Finance Inc.

     "Plan" shall mean any pension plan, as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of), the Borrowers or a Subsidiary of the Borrowers or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrowers, a Subsidiary of the Borrowers or an ERISA Affiliate maintained, contributed or had an obligation to contribute to such plan.

     "Pledge Agreement" shall have the meaning provided in Section 5.01(f).

     "Pledged Securities" shall mean "Pledged Securities" as defined in the Pledge Agreement.

     "Post-Petition Proceeds Account" shall have the meaning provided in Exhibit J.

     "Pre-Arranged Plan" shall mean the pre-arranged plan of reorganization or arrangement under Chapter 11 of the US Bankruptcy Code and the CCAA contemplated in the Lock-up Agreement and the Restructuring Term Sheet.

     "Pre-Arranged Plan Adverse Development" shall mean and include (i) failure to obtain the confirmation of the Pre-Arranged Plan by October 31, 1999 or,
(ii) failure to consummate such plan by November 30, 1999.

     "Pre-Petition" shall mean the period prior to the Petition Date.

     "Pre-Petition Agents" shall mean CIBC, as administrative agent, BTCo, as syndication agent, the Security Agent, and Dresdner Bank Canada and Dresdner Bank AG New York Branch, as documentation agent under the Pre-Petition Credit Agreement, their Eligible Affiliates (as defined in the Pre-Petition Credit Agreement) and their successors and assigns from time to time.

     "Pre-Petition Collateral" shall mean all of the existing and after-acquired assets of the Borrowers and the Subsidiary Guarantors constituting collateral securing obligations to the Pre-Petition Agents and the Pre-Petition Lenders under the Pre-Petition Credit Agreement.

     "Pre-Petition Credit Agreement" shall mean the Credit Agreement, dated as of August 11, 1997, among the Canadian Borrower, as a borrower in Canada, the US Borrower (f/k/a Philip Environmental (Delaware) Inc.), as a borrower in the United States of America, CIBC, as administrative agent, BTCo, as syndication agent, CIBC and BTCo, as co-arrangers and the various Persons from time to time parties to the Pre-Petition Credit Agreement as lenders, and all schedules.

     "Pre-Petition Credit Agreement Obligations" shall mean all present and future indebtedness, liabilities and obligations of any kind, nature or description whatsoever (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured and whether as principal debtor, guarantor, surety or otherwise and for greater certainty, of the Canadian Borrower and all of its Subsidiaries to each of the Security Agent, the administrative agent under the Pre-Petition Credit Agreement, the Pre-Petition Lenders, the other agents under the Pre-Petition Credit Agreement and their respective Eligible Affiliates under, in connection with or with respect to each of the Pre-Petition Credit Agreement and the Credit Documents (as such term is defined therein) and Lender/Borrower Hedging Arrangement (as such term is defined therein), and any unpaid balance thereof.

     "Pre-Petition LC Issuers" shall mean the entities identified as LC Issuers in the Pre-Petition Credit Agreement in such capacities (as the Pre-Petition Credit Agreement is in effect on the Effective Date).

     "Pre-Petition LC Lenders" shall mean the entities identified as LC Lenders in the Pre-Petition Credit Agreement in such capacities (as the Pre-Petition Credit Agreement is in effect on the Effective Date).

     "Pre-Petition Lenders" shall mean the lenders party to the Pre-Petition Credit Agreement.

     "Pre-Petition Senior Liens" shall mean the pre-existing validly perfected and unavoidable liens and security interests that were senior to the Pre-Petition Lenders' liens and security interests as of the Petition Date.

     "Prime Lending Rate" shall mean the per annum rate of interest which the DIP Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The DIP Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

     "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the DIP Collateral Agents or the Borrowers from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Borrowers from time to time in connection with any requisition, confisca-tion, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Proceeds Account" shall mean the account established pursuant to the Proceeds Agreement into which Other Asset Sale Proceeds were deposited prior to the Petition Date.

     "Proceeds Agreement" shall mean the "Proceeds Agreement" dated April 5, 1999 made by and among the Borrowers, the Subsidiary Guarantors and the Pre-Petition Lenders.

     "Project Account" shall mean any bank account, approved by the DIP Agent, that is maintained by any Borrower or any of its Subsidiaries for the sole purpose of collecting and disbursing funds received from a customer of such Borrower or such Subsidiary to the extent necessary and for the sole purpose of facilitating the completion by such Borrower or such Subsidiary of a specific project contracted for by such customer so long as the amounts therein are appropriately related to the subject project.

     "Proportionate Share" shall mean (subject to the provisions of Section 1.03(e)), with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the Total Commitments or, if the Commitments are terminated, a fraction the numerator of which shall be the amount of such Lender's Revolving Loans and the denominator of which shall be the aggregate amount of then outstanding Revolving Loans of all the Lenders.

     "PUMC" shall mean the Philip Utilities Management Corporation.

     "RCRA" shall mean the Resource Conservation and Recovery Act, as same may be amended from time to time 42 USC. Section 6901 et seq.

     "Real Property" shall mean all of the right, title and interest of any Person in and to land, improvements and fixtures, including leaseholds.

     "Real Property Collateral" shall mean all of the Borrowers' right, title and interest in and to:

           (i) all ownership or leasehold interests in any land owned or leased by the Borrowers or their Subsidiaries (the "Land") and in the buildings and improvements now or hereafter erected on the Land (collectively, the "Improvements") and all personal property, including, but not limited to, that portion of the personal property that constitutes fixtures, attachments, appliances, equipment, machinery and other tangible personal property now or hereafter attached to said Improvements or now or at any time hereafter located on the Land and/or Improvements and necessary for the continued operation of the Land and/or Improvements;

           (ii) all appurtenant rights and easements, rights of way, and other rights used in connection with the Land and/or the Improvements;

           (iii) all leasehold estates, and any or other agreements relating to the use and occupancy of the Land and/or the Improvements or any portion thereof;

           (iv) all rents, issues and profits of the Land and/or Improvements;

           (v) all the right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which the Borrowers or their Subsidiaries now has or may hereafter acquire in the Land and/or Improvements, and any and all awards made for the taking by eminent domain, or by any proceedings or purchase in lieu thereof, of the whole or any part of the Land and/or Improvements;

           (vi) if relating to a leasehold interest in the Land and/or Improvements, all right, title and interest of the Borrowers or their Subsidiaries in and to all modifications, extensions and renewals of the lease evidencing such leasehold estate and to all rights to renew or extend the term of such lease and all credits, deposits, options, privileges and rights of the Borrowers or their Subsidiaries as lessees thereunder, and any modifications, extensions and renewals thereof; and

           (vii) all general intangibles, contract rights and accounts receivable arising from any of the foregoing, any and all replacements and renewals of or additions and substitutions to any of the foregoing and all proceeds of any of the foregoing.

     "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York (including each Account), now or hereafter owned by a Credit Party and, in any event, shall include, but shall not be limited to, all of any Credit Party's rights to payment for goods sold or leased or services performed by any Credit Party, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by any Credit Party to secure the foregoing, (ii) all of the Credit Parties' rights, title and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vii) all credit information, reports and memoranda relating thereto and (viii) all other writings related in any way to the foregoing.

     "Register" shall have the meaning provided in Section 12.14.

     "Registered Marks" shall mean all trademarks and service marks for which the Borrowers own federal registrations issued by the United States Patent and Trademark Office, the Canadian Intellectual Property Office - Patents Branch and the Canadian Intellectual Property Office - Trademarks Branch .

     "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

     "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the environment.

     "Reorganization Plan" shall mean any plan of reorganization or arrangement (including the Pre-Arranged Plan) in the Cases.

     "Replaced Lender" shall have the meaning provided in Section 1.12.

     "Replacement Lender" shall have the meaning provided in Section 1.12.

     "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27, or .28 of PBGC Regulation Section 4043.

     "Required Lenders" at any time shall mean Non-Defaulting Lenders whose Commitments represent an amount greater than 50% of the Adjusted Total Commitment (or, if the Adjusted Total Commitment has been terminated, of the Adjusted Total Commitment as in effect immediately prior to such termination).

     "Responsible Officer" shall mean any of the Chairman of the Board of Directors, Vice Chairman of the Board of Directors, President, Executive Vice President, Vice President/Corporate Accounting, Vice President/Treasurer or Chief Financial Officer of the relevant Credit Party.

     "Restructuring Term Sheet" shall mean the term sheet dated June 21, 1999 in the form of Exhibit N agreed to by the Canadian Borrower on behalf of itself and each of its Affiliates, which sets forth the principal terms and conditions for the restructuring of the Borrowers and their Affiliates under the Pre-Arranged Plan.

     "Returns" shall have the meaning provided in Section 6.10.

     "Revolving Loan" shall have the meaning provided in Section 1.01.

     "Revolving Note" shall have the meaning provided in Section 1.04(a).

     "RMF Accounts" shall mean the lockboxes number 200846/200055/201561 and the deposit account number 00103167442 held by RMF Global Management, a subsidiary of the US Borrower at Chase Bank of Texas.

     "SEC" shall have the meaning provided in Section 7.01(d).

     "Section 4.06(b)(ii) Certificate" shall have the meaning provided in
Section 4.06(b)(ii).

     "Securities Act" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

     "Security Agent" shall mean the security agent under the Security Agency Agreement dated as of March 16, 1998 among the Borrowers, CIBC as security agent, and CIBC as administrative agent.

     "Senior Liens" shall mean the Pre-Petition Senior Liens, the LC Liens, the Account Intermediary Receivable Liens and the Other Account Intermediary Liens.

     "Settlement Date" shall have the meaning given to such term in Section 1.03(b)(i).

     "Specified Lender" shall have the meaning provided in Section 4.06(b).

     "Standby Letters of Credit" shall have the meaning provided in Section 2.01(a) of this Agreement.

     "Stated Amount" of each Letter of Credit shall mean the maximum amount available to be drawn thereunder, determined without regard to whether any conditions to drawing could then be met, as such amount may be reduced from time to time in accordance with the terms of such Letter of Credit; provided that the "Stated Amount" of each Letter of Credit denominated in a currency other than Dollars shall be, on any date of calculation, the US Dollar Equivalent of the maximum amount available to be drawn in the respective currency thereunder (determined without regard to whether any conditions to drawing could then be met).

     "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

     "Subsidiary Guarantors" shall mean all Canadian Subsidiary Guarantors and all US Subsidiary Guarantors as debtors-in-possession in the Cases, provided, however that the Subsidiaries of the Borrowers incorporated in Canada or in any province or territory thereof shall not be Subsidiary Guarantors prior to the date that the Canadian Approvals have been obtained.

     "Taxes" shall have the meaning provided in Section 4.06.

     "Termination Date" shall mean with respect to each Letter of Credit (x) if no drawing is made thereunder, the final expiration date thereof or such earlier date on which such Letter of Credit was cancelled and returned to the respective Issuing Lender or (y) if a drawing or drawings are made thereunder, the date of payment of the final drawing thereunder as provided by the terms thereof.

     "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders (which on the Effective Date shall be $100,000,000).

     "Total Refractory Accounts" shall mean lockbox number 200500 and the deposit account number 00101836618 maintained by Total Refractory, a Subsidiary of the US Borrower at Chase Bank of Texas.

     "Trade Letters of Credit" shall have the meaning provided in Section 2.01(a) of this Agreement.

     "Trade Payables" shall mean, as of any date of determination, the accounts payable of the Borrowers determined in accordance with generally accepted accounting principles in favor of trade vendors.

     "Type" shall mean any type of Revolving Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Loan.

     "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

     "Unfunded Current Liability" of any Plan means the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

     "Union Amounts" shall mean the amounts retained in the Total Refractory Accounts and the RMF Global Management Accounts to the extent necessary for Total Refractory and RMF Global Management, Subsidiaries of the US Borrower, to comply with their payroll and related obligations.

     "United States" and "US" shall each mean the United States of America.

     "Unpaid Drawings" shall have the meaning provided in Section 2.04(a).

     "Unutilized Commitment" shall mean for each Lender, at any time, the amount, if positive, equal to (x) such Lender's Commitment at such time less
(y) the sum of (i) the aggregate outstanding principal amount of all Revolving Loans made by such Lender and (ii) such Lender's Proportionate Share of the Letter of Credit Outstandings at such time that have not been converted to Revolving Loans.

     "US Bankruptcy Code" shall mean title 11 of the United States Code entitled "Bankruptcy", as in effect from time to time.

     "US Bankruptcy Court" shall mean the United States Bankruptcy Court for the District of Delaware or such other court having jurisdiction over the US Cases from time to time.

     "US Borrower" shall have the meaning provided in the first paragraph of this Agreement.

     "US Cases" shall mean the Chapter 11 cases of the Borrowers and the US Subsidiary Guarantors pending in the US Bankruptcy Court.

     "US Collection Accounts" shall mean the existing lock box and deposit accounts established by the US Credit Parties in the United States for the collection of payments made in respect of Accounts of the US Credit Parties, and all such present and future accounts to be opened by the US Borrower or its Domestic Subsidiaries with the consent of the DIP Agent, other than the Project Accounts, including without limitation, the Chase Concentration Account.

     "US Credit Parties" shall have the meaning provided in the first whereas clause to this Agreement.

     "US DIP Collateral Agent" shall mean BTCo acting as collateral agent for the collateral located in the United States pursuant to this Agreement and the Collateral Documents.

     "US Dollar Equivalent" of an amount denominated in Canadian Dollars shall mean, at any time for the determination thereof, the amount of Dollars necessary to purchase Canadian Dollars at the spot exchange rate quoted by the DIP Agent as of 12:00 noon (New York time) on the date two Business Days prior to the date of determination thereof for purchase on such date; provided (i) that the US Dollar Equivalent of any Unpaid Drawing in a currency other than Dollars shall be determined at the time the drawing under the related Letter of Credit was paid or disbursed by the Issuing Lender, and (ii) for purposes of calculating fees pursuant to Section 3.01(a) and (b), the US Dollar Equivalent shall be revalued on a monthly basis using the spot rate quoted in the Wall Street Journal on the first Business Day of each month.

     "US Final Order" shall mean an order of the US Bankruptcy Court in substantially the form of Exhibit G-2, as determined by the DIP Agent, or as otherwise acceptable to the Required Lenders.

     "US Interim Order" shall mean an order of the US Bankruptcy Court in the form of Exhibit G-1.

     "US Loan Account" shall have the meaning provided in Section 4.04.

     "US Orders" shall mean and include the US Interim Order and the US Final Order.

     "US Pre-Petition Collateral" shall mean all of the existing and after-acquired assets of the Borrowers and the Subsidiary Guarantors located in the US constituting collateral securing obligations to the Pre-Petition Lenders and the Pre-Petition Agents under the Pre-Petition Credit Agreement.

     "US Subsidiary Guarantors" shall mean those direct and indirect subsidiaries of the Borrowers organized in the United States or any state thereof that are signatories hereto or have executed a joinder hereto.

     "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than directors' qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

     "written" or "in writing" shall mean any form of written communication or a communication by means of telex, telecopier or facsimile device, telegraph or cable.

     "Year 2000 Problem" shall mean any significant risk that computer hardware or software used in the Borrowers' or their respective Subsidiaries business or operations will not store and provide data input information without creating an ambiguity as to the century.

     10.02 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Revolving Notes, any other DIP Credit Document or any certificate or other document made or delivered pursuant hereto.

     (b) As used herein and in the Revolving Notes, any other DIP Credit Document and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrowers and their Subsidiaries not defined in subsection 10.01 and accounting terms partly defined in subsection
10.01 to the extent not defined, shall have the respective meanings given to them under GAAP.

     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

     Section 11.  The DIP Agents.

     11.01 Appointment. (a) Each Lender hereby designates (i) BTCo as DIP Agent (for purposes of this Section 11, the term "DIP Agent" shall include BTCo as Payments Administrator, and as US DIP Collateral Agent) and (ii) CIBC as Canadian DIP Collateral Agent under the Collateral Documents to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Revolving Note or participation in any Letter of Credit by the acceptance of a Revolving Note or participation shall be deemed irrevocably to authorize, the DIP Agent and the DIP Collateral Agents to take such action on its behalf under the provisions of this Agreement and the Revolving Notes and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the DIP Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The DIP Collateral Agents shall hold all






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Collateral and the Payments Administrator shall hold all payments of principal, interest, Fees, charges and other Expenses received pursuant to this Agreement or any other DIP Credit Document for the benefit of the Lenders to be distributed as provided herein. The DIP Agent and the DIP Collateral Agents may perform any of their duties hereunder by or through its agents or employees.

     (b) The provisions of this Section 11 are solely for the benefit of the DIP Agent, the DIP Collateral Agent and the Lenders, and neither Borrower nor any of the Borrowers' Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof (other than Sections 11.09 and 11.10(c)). In performing its functions and duties under this Agreement, the DIP Agent and the DIP Collateral Agent shall act solely as agents of the Lenders and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrowers or any of the Borrowers' Subsidiaries.

     11.02 Nature of Duties of DIP Agents. Neither the DIP Agent nor the DIP Collateral Agents shall have duties or responsibilities except those expressly set forth in this Agreement and the other DIP Credit Documents. Neither the DIP Agent, the DIP Collateral Agents, nor any of their officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the DIP Agent and the DIP Collateral Agents shall be mechanical and administrative in nature; neither the DIP Agent nor the DIP Collateral Agents shall have by reason of this Agreement or the other DIP Credit Documents a fiduciary relationship in respect of any Lender; and nothing in this Agreement or the other DIP Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon the DIP Agent or the DIP Collateral Agents any obligations in respect of this Agreement or the other DIP Credit Documents except as expressly set forth herein or therein.

     11.03 Lack of Reliance on DIP Agent. (a) Independently and without reliance upon the DIP Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial or other condition and affairs of the Borrowers and their Subsidiaries in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrowers and their Subsidiaries, and, except as expressly provided in this Agreement, the DIP Agent and the DIP Collateral Agents shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Revolving Loans or at any time or times thereafter.

     (b) The DIP Agent and the DIP Collateral Agents shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or the other DIP Credit Documents or the financial or other condition of the Borrowers or any of their Subsidiaries. The DIP Agent and the DIP Collateral Agents shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the other DIP Credit Documents, or the






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financial condition of the Borrowers or any of Borrowers' Subsidiaries, or the
existence or possible existence of any Default or Event of Default, unless specifically requested to do so in writing by any Lender.

     11.04 Certain Rights of the DIP Agents. The DIP Agent and the DIP Collateral Agents shall have the right to request instructions from the Required Lenders at any time. If the DIP Agent and the DIP Collateral Agents shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or the other DIP Credit Documents, the DIP Agent and the DIP Collateral Agents shall be entitled to refrain from such act or taking such action unless and until the DIP Agent or the DIP Collateral Agents shall have received instructions from the Required Lenders, and the DIP Agent and the DIP Collateral Agents shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the DIP Agent or the DIP Collateral Agents as a result of the DIP Agent or the DIP Collateral Agents acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

     11.05 Reliance by DIP Agents. The DIP Agent and the DIP Collateral Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person. The DIP Agent and the DIP Collateral Agents may consult with legal counsel (including counsel for the Borrowers with the consent of the Borrowers and with respect to matters concerning the Borrowers and their Subsidiaries), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     11.06 Indemnification of DIP Agents. To the extent the DIP Agent and the DIP Collateral Agents and their advisors are not reimbursed and indemnified by the Borrowers, each Lender will reimburse and indemnify the DIP Agent and the DIP Collateral Agents and their advisors in proportion to its respective Commitment, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever (including all reasonable expenses) which may be imposed on, incurred by or asserted against the DIP Agent and the DIP Collateral Agents in performing their duties hereunder, in any way relating to or arising out of this Agreement or for any payments made by the DIP Agent or the DIP Collateral Agents to their advisors; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the DIP Agent's or the DIP Collateral Agents' gross negligence or willful misconduct. The agreements contained in this Section shall survive any termination of this Agreement and the other DIP Credit Documents and the payment in full of the Obligations.

     11.07 The DIP Agents in their Individual Capacity. With respect to their obligation to lend under this Agreement, the Revolving Loans made by them and the Revolving Notes issued to them, and their participation in Letters of Credit issued hereunder, the DIP Agent and






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the DIP Collateral Agents shall have the same rights and powers hereunder as any other Lender or holder of a Revolving Note or participation interests and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Revolving Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the DIP Agent and the DIP Collateral Agents in their individual capacity. The DIP Agent and the DIP Collateral Agents may accept deposits from, lend money to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrowers or any Affiliate of the Borrowers as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrowers for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

     11.08 Holders of Revolving Notes. The DIP Agent and the DIP Collateral Agents may deem and treat the payee of any Revolving Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the DIP Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Revolving Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Revolving Note or of any Revolving Note or Revolving Notes issued in exchange therefor.

     11.09 Successor DIP Agents. (a) The DIP Agent and the DIP Collateral Agents may, upon five Business Days' notice to the Lenders and the Borrowers, resign at any time (effective pursuant to the following provisions of this Section 11.09) by giving written notice thereof to the Lenders and the Borrowers. Such resignation of the DIP Agent or DIP Collateral Agents shall also operate as a resignation as an Issuing Lender and as Payments Administrator. Upon any such resignation, the Required Lenders shall have the right, upon five days' notice and approval by the Borrowers (which approval shall not be unreasonably withheld or delayed), to appoint a successor DIP Agent (which shall also serve as a successor Issuing Lender) or a successor DIP Collateral Agent. If no successor DIP Agent or DIP Collateral Agent (i) shall have been so appointed by the Required Lenders and (ii) shall have accepted such appointment, within thirty days after the retiring DIP Agent's or DIP Collateral Agent's giving of notice of resignation, then, upon five days' notice and approval by the Borrowers (which approval shall not be unreasonably withheld or delayed), the retiring DIP Agent or DIP Collateral Agent may, on behalf of the Lenders, appoint a successor DIP Agent or DIP Collateral Agent, which shall also serve as a successor Issuing Lender. In the event that no successor DIP Agent or DIP Collateral Agent is appointed pursuant to the foregoing provisions, the DIP Agent's or DIP Collateral Agent's resignation shall become effective on the date which is forty-five days after the retiring DIP Agent's or DIP Collateral Agent's giving of notice of resignation, and the Required Lenders shall perform the duties of the DIP Agent hereunder.

     (b) Upon the acceptance of any appointment as DIP Agent or DIP Collateral Agent hereunder by a successor DIP Agent or DIP Collateral Agent, such successor DIP Agent or DIP Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring DIP Agent or DIP Collateral Agent, and the retiring DIP Agent or DIP Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring DIP Agent's or DIP Collateral Agents' resignation hereunder as






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DIP Agent or DIP Collateral Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was DIP Agent or DIP Collateral Agent under this Agreement.

     11.10 Collateral Matters. (a) Each Lender authorizes and directs the DIP Collateral Agents to enter into the Collateral Documents for the benefit of the Lenders. Each Lender hereby agrees, and each holder of any Revolving Note or participant in Letters of Credit by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Collateral Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The DIP Collateral Agents are hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the security interests in and Liens upon the Collateral granted pursuant to the Collateral Documents.

     (b) The Lenders hereby authorize the DIP Collateral Agents, at their option and in their discretion, upon the direction of the DIP Agent to release any Lien granted to or held by the DIP Collateral Agents upon any Collateral
(i) upon termination of the Commitments and payment and satisfaction of all of the Obligations at any time arising under or in respect of this Agreement or the DIP Credit Documents or the transactions contemplated hereby or thereby,
(ii) constituting property being sold or disposed of upon receipt of the proceeds of such sale by the DIP Collateral Agents which proceeds are required by the terms hereof to be remitted to the DIP Agent by the Borrowers if the Borrowers certify to the DIP Collateral Agents that the sale or disposition is made in compliance with Section 8.02 hereof (and the DIP Collateral Agents may rely conclusively on any such certificate, without further inquiry) or (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder. Upon request by the DIP Agent at any time, the Lenders will confirm in writing the DIP Collateral Agents' authority to release particular types or items of Collateral pursuant to this Section 11.10.

     (c) Upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Agreement, or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five Business Days' prior written request by the Borrowers, the DIP Collateral Agents shall (and are hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the DIP Collateral Agents for the benefit of the Lenders herein or pursuant hereto upon the Collateral that was sold or transferred; provided that (i) the DIP Collateral Agents shall not be required to execute any such document on terms which, in the DIP Collateral Agents' opinion, would expose the DIP Collateral Agents to liability or create any obligation or entail any consequence other than the release of such Liens without recourse, representation or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrowers or any of their Subsidiaries in respect of) all interests retained by the Borrowers or any of their Subsidiaries, including, without limitation, the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale






                                      -97-
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or transfer of Collateral, or any foreclosure with respect to any of the
Collateral, the DIP Collateral Agents shall be authorized to deduct all of the Expenses reasonably incurred by the DIP Collateral Agents from the proceeds of any such sale, transfer or foreclosure.

     (d) The DIP Collateral Agents shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by the Borrowers or any of their Subsidiaries or is cared for, protected or insured or that the Liens granted to the DIP Collateral Agents herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the DIP Collateral Agents in this Section 11.10 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the DIP Collateral Agents may act in any manner they may deem appropriate, in their sole discretion, given the DIP Collateral Agents' own interest in the Collateral as one of the Lenders and that the DIP Collateral Agents shall have no duty or liability whatsoever to the Lenders, except for their gross negligence or willful misconduct.

     11.11 Actions with Respect to Defaults. In addition to the DIP Agent's right to take actions on its own accord as permitted under this Agreement, the DIP Agent shall take such action with respect to an Event of Default as shall be directed by the Required Lenders; provided that until the DIP Agent shall have received such directions, the DIP Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable and in the best interests of the Lenders.

     11.12 Delivery of Information. The DIP Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the DIP Agent from the Borrowers, any Subsidiary, the Required Lenders, any Lender or any other Person under or in connection with this Agreement or any other Credit Document except
(i) as specifically provided in this Agreement or any other DIP Credit Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the DIP Agent at the time of receipt of such request and then only in accordance with such specific request.

     Section 12.  Miscellaneous.

     12.01 Payment of Expenses, etc. The Borrowers shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the DIP Agent and the DIP Collateral Agents (including, without limitation, the reasonable fees and disbursements of White & Case LLP, Blake, Cassels & Graydon and local counsel) in connection with the preparation, execution, delivery and administration of this Agreement and the other DIP Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the DIP Agent in connection with its syndication efforts with respect to this Agreement and of the DIP Agent and the DIP Collateral Agents and, following and during the continuation of an Event of


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Default, each of the Lenders in connection with the enforcement of this
Agreement and the other DIP Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the DIP Agent and the DIP Collateral Agents and, following and during the continuation of an Event of Default, for each of the Lenders) which expenses shall include, without being limited to the cost of record searches, the reasonable fees and expenses of attorneys and paralegals, all reasonable costs and expenses incurred by the DIP Agent and the DIP Collateral Agents in opening bank accounts, depositing checks, electronically or otherwise receiving and transferring funds, and any charges imposed on the DIP Agent and the DIP Collateral Agents due to insufficient funds of deposited checks and the standard fees of the DIP Agent and the DIP Collateral Agents relating thereto, collateral examination fees and expenses, reasonable fees and expenses of accountants, appraisers or other consultants, experts or advisors employed or retained by the DIP Agent and the DIP Collateral Agents; (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify the DIP Agent, the DIP Collateral Agents and each Lender, and each of their respective officers, directors, employees, representatives (each, an "Indemnitee") from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) (all of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements collectively, the "Indemnified Amounts") incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the DIP Agent, the DIP Collateral Agents or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other DIP Credit Document or the use of any Letter of Credit or the proceeds of any Revolving Loans hereunder or the consummation of any transactions contemplated herein or in any other DIP Credit Document or the exercise of any of their rights or remedies provided herein or in the other DIP Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by the Borrowers or any of their Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrowers or any of their Subsidiaries, the non-compliance of any Real Property with foreign, federal, state, provincial and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrowers, any of their Subsidiaries or any Real Property owned or at any time operated by the Borrowers or any of their Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified); provided, however, that no Borrower shall have any obligation to any Indemnitee for any Indemnified Amounts to the extent such Indemnified Amounts resulted from the gross negligence or willful misconduct of such

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Indemnitee as determined by a court of competent jurisdiction.  To the extent that the undertaking to indemnify, pay or hold harmless the DIP Agent, the DIP Collateral Agents or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

     12.02 Survival. All indemnities set forth herein including, without limitation, in Sections 1.09, 1.10, 2.05, 4.06, 12.01 and 12.06 shall, subject to Section 12.15 (to the extent applicable), survive the execution and delivery of this Agreement and the Revolving Notes and the making and repayment of the Revolving Loans.

     12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the US Borrower, at the US Borrower's address specified opposite its signature below; if to the Canadian Borrower, at the Canadian Borrower's address specified opposite its signature below; if to a Subsidiary Guarantor, at such Subsidiary Guarantor's address specified opposite its signature below; if to any Lender, at its address specified opposite its signature below; and if to the DIP Agent, at its Notice Office; or, as to any Credit Party or the DIP Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrowers and the DIP Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails with first-class postage prepaid, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the DIP Agent and the Borrowers shall not be effective until received by the DIP Agent or the Borrowers, as the case may be.

     12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Borrower may assign or transfer any of its rights, obligations or interest hereunder or under any DIP Credit Document without the prior written consent of the Lenders. Each Lender may at any time grant participations in any of its rights hereunder or under any of the Revolving Notes to another financial institution, including, without limitation, investment funds, provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other DIP Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by either of the Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of Sections 1.09, 2.04 and 4.06 to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, provided further, that no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other DIP Credit Document except to the extent such amendment or waiver would
(i) extend the final scheduled maturity of any Revolving Loan or Revolving Note or Letter of Credit (unless such Letter of Credit is not extended beyond the

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Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause
(i)), or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that (x) a waiver of any Default or Event of Default or of a mandatory prepayment, shall not constitute a change in the terms of any Commitment and (y) an increase in any Commitment or Revolving Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) release all or substantially all of the Collateral which support the Revolving Loans in which such participant is participating (except as expressly permitted in any DIP Credit Documents), (iii) consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement, (iv) reduce the percentage specified in the definition of Required Lenders or (v) amend, modify or waive any provision of this Section 12.04.

     (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may, with the consent of the DIP Agent (which consent shall not be unreasonably withheld or delayed), (x) assign all or a portion of its Commitment (and related outstanding Obligations hereunder) to its parent company or individual parent and/or any Affiliate of such Lender which is at least 50% owned by such Lender, its parent company or individual parent or to one or more Lenders or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitments hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that,
(i) at such time Schedule I shall be deemed modified to reflect the Commitments of such new Lender and of the existing Lenders, (ii) upon surrender of the old Revolving Notes, new Revolving Notes will be issued, at the Borrowers' expense, to such new Lender and to the assigning Lender, such new Revolving Notes to be in conformity with the requirements of Section 1.04 (with appropriate modifications) to the extent needed to reflect the revised Commitments, and
(iii) the DIP Agent shall receive at the time of each such assignment from the assigning or assignee Lender other than an assignment to an affiliate of such Lender, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment will not be effective until recorded by the DIP Agent on the Register pursuant to Section 12.14 hereof. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for federal income tax purposes, the respective assignee Specified Lender shall provide to the Borrowers and the DIP Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.06(b)(ii) Certificate) described in Section 4.06(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.12 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under Sections 1.09, 1.10, 2.05 or 4.06 from those being charged by the respective assigning Lender prior to such

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assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

     (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its rights under this Agreement and/or its Revolving Loans and/or Revolving Note hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

     12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the DIP Agent, the DIP Collateral Agents, any Issuing Lender or any Lender or any holder of a Note in exercising any right, power or privilege hereunder or under any other DIP Credit Document and no course of dealing between any Credit Party and the DIP Agent, the DIP Collateral Agents, any Issuing Lender or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other DIP Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other DIP Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the DIP Agent, the DIP Collateral Agents, any Issuing Lender or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the DIP Agent, the DIP Collateral Agents, any Issuing Lender, the Lenders or the holder of any Note to any other or further action in any circumstances without notice or demand.

     12.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the DIP Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrowers in respect of any Obligations of the Borrowers hereunder or under any DIP Credit Document, it shall distribute such payment to the Lenders (other than any Lender which has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

     (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the DIP Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Revolving Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, different payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

     12.07 Calculations; Computations. (a) The financial statements to be furnished to the DIP Agent on behalf of the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting policies and principles in the United States or Canada, as applicable, consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrowers to the DIP Agent on behalf of the Lenders) (with the foregoing generally accepted accounting principles herein called "GAAP"). All calculations and computations determining compliance with Section 8 shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in
Section 6.06(a).

     (b) All computations of interest, Commitment Commission and Fees hereunder shall be made by the Payments Administrator on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable.

     (c) All interest payments to be made under this Agreement will be paid without allowance or deduction for deemed re-investment or otherwise, both before and after maturity and before and after default and/or judgment, if any, until payment of the amount on which such interest is accruing, and interest will accrue on overdue interest, if any. For the purposes of the Interest Act (Canada) and disclosure under such act, whenever interest to be paid under this Agreement is to be calculated on the basis of a year of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 360 or such other period of time, as the case may be.

     (d) For purposes of this Agreement, the US Dollar Equivalent of Canadian Dollars shall be calculated on the second Business Day of each week. The US Dollar Equivalent for all reimbursement obligations with respect to Letters of Credit issued in a currency other than Dollars shall be determined by using the US Dollar Equivalent thereof as in effect on the date the respective Unpaid Drawing was paid or disbursed by the Issuing Lender. The US Dollar Equivalent for Canadian Dollars shall remain in effect until the same is recalculated by BTCo as provided above and notice of such recalculation is received by the US Borrower, it being understood that until such notice is received, the US Dollar Equivalent shall be that US Dollar Equivalent as last reported to the US Borrower by BTCo. BTCo shall promptly notify the US Borrower and the Lenders of each determination of the US Dollar Equivalent for Canadian Dollars.

     12.08 Governing Law. This Agreement and the other DIP Credit Documents and the rights and obligations of the Borrowers hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York.

     12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the DIP Agent.

     12.10 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     12.11 Amendment or Waiver. (a) Neither this Agreement nor any other DIP Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Party thereto and the Required Lenders; provided, however, that no such change, waiver, discharge or termination shall, without the consent of each Lender and that certain participant Abelco Finance LLC (other than a Defaulting Lender) (with Obligations being directly affected thereby), (i) extend the final scheduled maturity of any Revolving Loan or Revolving Note or extend the stated maturity of any Letter of Credit beyond the Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) amend, modify or waive any provision of this Section 12.11, (iii) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Commitments are included on the Effective Date), (iv) release all or substantially all of the Collateral from the security interests and Liens created pursuant to the DIP Credit Documents and the Orders (except as set forth in the DIP Credit Documents), or (v) consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (w) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that any change to the Borrowing Base Amount or an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (x) without the consent of the DIP Agent, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (y) without the consent of the DIP Agent, amend, modify or waive any provision of Annex A as same applies to such DIP Agent or any other provision as same relates to the rights or obligations of such DIP Agent, (z) without the consent of the DIP Collateral Agents, amend, modify or waive any provision relating to the rights or obligations of the DIP Collateral Agents. Notwithstanding anything to the contrary contained herein, the modifications contemplated by Section 12.04, to the extent needed to make new Lenders party to this Agreement, shall be permitted in accordance with the terms thereof. All amendments effected in compliance with this Section 12.11 shall be effective and enforceable against all parties hereto without further application to, or order of, the Bankruptcy Courts.

     (b) If, in connection with any proposed change, waiver, discharge or termination to or of any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 12.11(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrowers shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.12 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination, provided that in any event the Borrowers shall not have the right to replace a Lender, terminate its Commitment or repay its Revolving Loans solely as a result of the exercise of such Lender's right pursuant to clause
(i) of Section 12.11(a) not to have its Commitment increased (and the withholding of any required consent by such Lender).

     12.12 Domicile of Revolving Loans. Each Lender may transfer and carry its Revolving Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Revolving Loans pursuant to this
Section 12.12 would, at the time of such transfer, result in increased costs under Section 1.09, 1.10, 2.05 or 4.06 from those being charged by the respective Lender prior to such transfer, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes giving rise to such increased costs after the date of the respective transfer).

     12.13 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 12.13, each Lender agrees that it will use its best efforts not to disclose without the prior consent of the Borrowers (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 12.13 to the same extent as such Lender) any information with respect to the Borrowers or any of their Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrowers to the Lenders in writing as confidential (collectively, the "Confidential Material"), provided that any Lender may disclose any Confidential Material (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state, provincial or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States, Canada or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to the DIP Agent or the DIP Collateral Agents and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer of any of the Revolving Notes or Commitments or any interest therein by such Lender, provided, that such prospective transferee or participant executes a Confidentiality Agreement with such Lender containing provisions substantially the same as to those contained in this Section.

     (b) Each Credit Party hereby acknowledges and agrees that each Lender may share with any of its Affiliates any Confidential Material related to any Credit Party (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Credit Parties, provided such Persons shall be subject to the provisions of this Section 12.13 to the same extent as such Lender).

     12.14 Registry. The Borrowers hereby designate the DIP Agent to serve as the Borrowers' agent, solely for purposes of this Section 12.14, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Revolving Loans made by each of the Lenders and each repayment in respect of the principal amount of the Revolving Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrowers' obligations in respect of such Revolving Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Revolving Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the DIP Agent with respect to ownership of such Commitments and Revolving Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Revolving Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Revolving Loans shall be recorded by the DIP Agent on the Register only upon the acceptance by the DIP Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the DIP Agent for acceptance and registration of assignment or transfer of all or part of a Revolving Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Revolving Loan, and thereupon one or more new Revolving Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrowers agrees to indemnify the DIP Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the DIP Agent in performing its duties under this Section 12.14.

     12.15 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Sections 1.09, 1.10, 2.05 or 4.06 of this Agreement, unless a Lender gives notice to the Borrowers that they are obligated to pay an amount under any such Section within one year after the later of (x) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrowers pursuant to said Section 1.09, 1.10, 2.05 or 4.06, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs one year prior to such Lender giving notice to the Borrowers that they are obligated to pay the respective amounts pursuant to said Section 1.09, 1.10, 2.05 or 4.06, as the case may be. This Section 12.15 shall have no applicability to any Section of this Agreement other than said Sections 1.09, 1.10, 2.05 or 4.06.

     Section 13.  Grant of Security Interest; Remedies.

     13.01 Grant of Security Interests. (a) (i) Each Canadian Subsidiary Guarantor does hereby assign and transfer unto the DIP Collateral Agents, and does hereby grant to the DIP Collateral Agents for the benefit of the Lenders, as security for the prompt and complete payment and performance when due of all of its Obligations and for the Obligations of the Canadian Borrower, (ii) each US Subsidiary Guarantor does hereby assign and transfer unto the DIP Collateral Agents, and does hereby grant to the DIP Collateral Agents for the benefit of the Lenders, as security for the prompt and complete payment and performance when due of all of the Obligations of the Borrowers and the Subsidiary Guarantors and (iii) each Borrower does hereby assign and transfer unto the DIP Collateral Agents, and does hereby grant to the DIP Collateral Agents for the benefit of the Lenders, as security for the prompt and complete payment and performance when due of all of the Obligations of such Borrower and of the other Borrower, a continuing security interest of first priority (subject to the Permitted Cash Collateral, Senior Liens and the Carve-Out) in all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every bank account; (ii) each and every Receivable; (iii) all Inventory; (iv) the BT Concentration Accounts and all monies, securities and instruments deposited or required to be deposited in the BT Concentration Accounts; (v) the US Collection Accounts and all monies, securities and instruments deposited in the US Collection Accounts; (vi) the Canadian Bank Accounts and all monies, securities and instruments deposited in the Canadian Bank Accounts; (vii) all Contracts, together with all Contract Rights arising thereunder; (viii) all Equipment including, without limitation, all of the vehicles and rolling stock (and the certificates of title and other registrations relating thereto); (ix) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Borrowers symbolized by the Marks; (x) all Patents and Copyrights; (xi) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, trade secrets; (xii) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities); (xiii) all Real Property Collateral; (xiv) all other interests in personal property of any nature whatsoever; and (xv) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral"), but excluding, unless the US Interim Order shall become the US Final Order or the US Final Order shall otherwise so provide, the proceeds of avoidance actions pursuant to Chapter 5 of the US Bankruptcy Code.

     (b) The security interest of the DIP Collateral Agents under this Agreement extends to all Collateral of the kind described in preceding clause
(a) which each Assignor owns as of the Effective Date and which each Assignor may acquire at any time during the continuation of this Agreement, and is entitled to all rights, priorities and benefits afforded by the US Bankruptcy Code, the UCC and any other relevant law.

     13.02 Power of Attorney. Each Assignor hereby absolutely and irrevocably constitutes and appoints the DIP Collateral Agents as such Assignor's true and lawful agents and attorneys-in-fact, with full power of substitution after the occurrence of and during the continuation of an Event of Default (in the name of such Assignor): (a) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Borrowers under or arising out of the Collateral, to endorse any checks or

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other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the DIP Collateral Agents may reasonably deem to be necessary or advisable to protect the interests of the Lenders; (b) to execute and do all such assurances, acts and things which each Assignor is required to do but has failed to do under the covenants and provisions contained in this Agreement; (c) to take any and all such action as the DIP Collateral Agents or any of their sub-agents, nominees or attorneys may, in their sole and absolute discretion, reasonably determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the DIP Collateral Agents under this Agreement; and (d) generally, in the name of each Assignor, exercise all or any of the powers, authorities and discretions, conferred on or reserved to the DIP Collateral Agents by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement, instrument or act as the DIP Collateral Agents may deem proper in or for the purpose of exercising any of such powers,
authorities or discretions.   Each Assignor hereby ratifies and confirms, and
hereby agrees to ratify and confirm, whatever lawful acts the DIP Collateral Agents or any of the DIP Collateral Agents' sub-agents, nominees or attorneys shall do or purport to do in the exercise of the power of attorney granted to the DIP Collateral Agents pursuant to this Section 13.02, which power of attorney, being given for security, is irrevocable.

     13.03 Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, to the extent any such action is not inconsistent with the Orders and Section 9 (including, without limitation, the final proviso to Section 9, as if references to the DIP Agent therein refer to the DIP Collateral Agents), the DIP Collateral Agents, in addition to any rights now or hereafter existing under applicable law, and without application to or order of the Bankruptcy Courts, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

           (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from any Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor; and

           (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such instrument, agreement or obligation directly to the Cash Concentration Accounts; and

           (c) withdraw all monies, securities and instruments in the Cash Concentration Accounts for application to the Obligations; and

           (d) sell, assign or otherwise liquidate, or direct any Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of

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      the proceeds of any such sale, assignment or liquidation for application to the Obligations; and

           (e) take possession of the Collateral or any part thereof, by directing any Assignor in writing to deliver the same to the DIP Collateral Agents at any place or places designated by the DIP Collateral Agents, in which event such Assignor shall at its own expense:

                 (i) forthwith cause the same to be moved to the place or
            places so designated by the DIP Collateral Agents and there delivered to the DIP Collateral Agents,

                 (ii) store and keep any Collateral so delivered to the DIP
            Collateral Agents at such place or places pending further action by the DIP Collateral Agents as provided in Section 13.04, and

                 (iii) while the Collateral shall be so stored and kept,
            provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

           (f) license or sublicense (to the extent not in violation of the license), whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the DIP Collateral Agents shall in their sole judgment determine;

      it being understood that each Assignor's obligation to so deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the DIP Collateral Agents shall be entitled to a decree requiring specific performance by such Assignor of such obligation.

     13.04 Remedies; Disposition of the Collateral. Upon the occurrence and continuance of an Event of Default, and to the extent not inconsistent with the Orders and Section 9 (including, without limitation, the final proviso to Section 9, as if references therein to the DIP Agent refer to the DIP Collateral Agents), without application to or order of the Bankruptcy Courts, any Collateral repossessed by the DIP Collateral Agents under or pursuant to
Section 13.03, and any other Collateral whether or not so repossessed by the DIP Collateral Agents, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the DIP Collateral Agents may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, assigned, leased or otherwise disposed of, in the condition in which the same existed when taken by the DIP Collateral Agents or after any overhaul or repair which the DIP Collateral Agents shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to the applicable Assignor specifying the time at which such disposition is to be

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made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of such Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the DIP Collateral Agents' option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in New York City or Toronto. To the extent permitted by any such requirement of law, the DIP Collateral Agents on behalf of the Lenders and/or the holders of the Revolving Notes may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 13.04 without accountability to any Assignor (except to the extent of surplus money received as provided in Section 13.06). If, under mandatory requirements of applicable law, the DIP Collateral Agents shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to such Assignor as hereinabove specified, the DIP Collateral Agents need give such Assignor only such notice of disposition as shall be reasonably practicable.

     13.05 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE DIP COLLATERAL AGENTS' TAKING POSSESSION OR THE DIP COLLATERAL AGENTS' DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY SUCH STATUTE OF THE UNITED STATES, CANADA OR OF ANY STATE OR PROVINCE THEREOF, and each Assignor hereby further waives, to the extent permitted by law:

           (i) all damages occasioned by such taking of possession except any damages which are the direct result of the DIP Collateral Agents' gross negligence or willful misconduct;

           (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the DIP Collateral Agents' rights hereunder; and

           (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

     13.06 Application of Proceeds. (a) The proceeds of any Collateral of an Assignor obtained pursuant to Section 13.03 or disposed of pursuant to Section
13.04 as well as,
after the occurrence of any Event of Default, any other amounts received or receivable by the DIP Collateral Agents hereunder (whether held in the BT Concentration Account, received pursuant to this Section 13.06 or otherwise) shall be applied in accordance with, and in the manner set forth in, the Orders.

     (b) It is understood that each Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of all unpaid Obligations of such Assignor.

     13.07 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the DIP Collateral Agents shall be in addition to every other right, power and remedy specifically given under this Agreement, the Orders or the other DIP Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the DIP Collateral Agents. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the DIP Collateral Agents in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it or any other Assignor to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the DIP Collateral Agents to any other or further action in any circumstances without notice or demand. In the event that the DIP Collateral Agents shall bring any suit to enforce any of their rights hereunder and shall be entitled to judgment, then in such suit the DIP Collateral Agents may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

     13.08 Discontinuance of Proceedings. In case the DIP Collateral Agents shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the DIP Collateral Agents, then and in every such case each Assignor, the DIP Collateral Agents and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interests created under this Agreement, and all rights, remedies and powers of the DIP Collateral Agents shall continue as if no such proceeding had been instituted.

     Section 14.  Guaranty.

     14.01 The Guaranty. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by each Subsidiary Guarantor and each Borrower from the proceeds of the Revolving Loans and the issuance of the Letters of Credit, each Subsidiary Guarantor and each Borrower hereby agrees with the Lenders as follows: (i) each US Subsidiary Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrowers to the Lenders, (ii) each Canadian Subsidiary Guarantor hereby unconditionally and irrevocably, severally, guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations of the Canadian Borrower to the Lenders and (iii) each Borrower hereby unconditionally and irrevocably, jointly and severally, guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations of the other Borrower to the Lenders. If any or all of the Guaranteed Obligations of the US Borrower to the Lenders become due and payable hereunder, each US Subsidiary Guarantor and the Canadian Borrower, jointly and severally, unconditionally promises to pay such Guaranteed Obligations to the Lenders, or order, on demand, together with any and all reasonable expenses which may be incurred by the DIP Agent or the Lenders in collecting any of the Guaranteed Obligations. If any or all of the Guaranteed Obligations of the Canadian Borrower to the Lenders became due and payable hereunder, each US Credit Party, jointly and severally, and each Canadian Subsidiary, severally, unconditionally promises to pay such Guaranteed Obligations to the Lenders, or order, on demand, together with any and all reasonable expenses which may be incurred by the DIP Agent or the Lenders in collecting any of the Guaranteed Obligations. Notwithstanding the foregoing, the Subsidiary Guarantors shall not include the subsidiaries of the Borrowers incorporated in Canada until the Canadian Approvals have been obtained.

     14.02 Nature of Liability. The liability of each Subsidiary Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrowers whether executed by such Subsidiary Guarantor, any other Subsidiary Guarantor, any other guarantor or by any other party, and the liability of each Subsidiary Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrowers or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrowers, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrowers, or (e) any payment made to the DIP Agent or the Lenders on the indebtedness which the DIP Agent or such Lenders repay the Borrowers pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Subsidiary Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

     14.03 Independent Obligation. The obligations of each Subsidiary Guarantor hereunder are independent of the obligations of any other Subsidiary Guarantor, any other guarantor or the Borrowers, and a separate action or actions may be brought and prosecuted against such Subsidiary Guarantor whether or not action is brought against any other Subsidiary Guarantor, any other guarantor or the Borrowers and whether or not any other Subsidiary Guarantor, any other guarantor or the Borrowers be joined in any such action or actions. Each Subsidiary Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the

Borrowers or other circumstance which operates to toll any statute of limitations as to the Borrowers shall operate to toll the statute of limitations as to the Subsidiary Guarantor.

     14.04 Authorization. Each Subsidiary Guarantor authorizes the DIP Agent and the Lenders without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

           (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

           (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

           (c) exercise or refrain from exercising any rights against the Borrowers or others or otherwise act or refrain from acting;

           (d) release or substitute any one or more endorsers, guarantors, the Borrowers or other obligors;

           (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrowers to their creditors other than the Lenders;

           (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Lenders regardless of what liability or liabilities of such Subsidiary Guarantor or the Borrowers remain unpaid; and/or

           (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements.

     14.05 Reliance. It is not necessary for the DIP Agent or the Lenders to inquire into the capacity or powers of the Borrowers or their Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     14.06 Subordination. Any of the indebtedness of (i) the Borrowers relating to the Guaranteed Obligations now or hereafter owing to any U.S. Subsidiary Guarantor, and of (ii) the Canadian Borrower relating to the Guaranteed Obligations of the Canadian Subsidiary Guarantors is hereby subordinated to the Guaranteed Obligations of the Borrowers owing to the DIP Agent and the Lenders, provided that payment may be made by the Borrowers on any such indebtedness owing to such Subsidiary Guarantor so long as the same is not prohibited by this Agreement and provided further that if the DIP Agent so requests at a time when an Event of Default exists, all such indebtedness relating to the Guaranteed Obligations of the Borrowers to such Subsidiary Guarantor shall be collected, enforced and received by such Subsidiary Guarantor as trustee for the Lenders and be paid over to the DIP Agent on behalf of the Lenders on account of the Guaranteed Obligations of the Borrowers to the Lenders, but without affecting or impairing in any manner the liability of such Subsidiary Guarantor under the other provisions of this Guaranty.
Prior to the transfer by any Subsidiary Guarantor of any note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Borrowers to such Subsidiary Guarantor, such Subsidiary Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

     14.07 Waiver. (a) Each Subsidiary Guarantor and each Borrower waives any right (except as shall be required by applicable statute and cannot be waived) to require the DIP Agent, the DIP Collateral Agents or the Lenders to
(i) proceed against the Borrowers, the other Borrower any other Subsidiary Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrowers, the other Borrower, any other Subsidiary Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the DIP Agent's, the DIP Collateral Agents' or the Lenders' power whatsoever. Each Subsidiary Guarantor and each Borrower waives (except as shall be required by applicable statute and cannot be waived) any defense based on or arising out of any defense of the Borrowers, the other Borrower, any other Subsidiary Guarantor, any other guarantor or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrowers, the other Borrower, any other Subsidiary Guarantor, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers other than payment in full of the Guaranteed Obligations. The DIP Agent, the DIP Collateral Agents and the Lenders may, at their election, foreclose on any security held by the DIP Agent, the DIP Collateral Agents or the Lenders by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the DIP Agent, the DIP Collateral Agents and the Lenders may have against the Borrowers or any other party, or any security, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Each Subsidiary Guarantor waives any defense arising out of any such election by the DIP Agent, the DIP Collateral Agents and the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Borrowers or any other party or any security.

     (b) Each Subsidiary Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each Subsidiary Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Subsidiary Guarantor assumes and incurs hereunder, and agrees that the DIP Agent, the DIP Collateral Agents and the Lenders shall have no duty to advise such Subsidiary Guarantor of information known to them regarding such circumstances or risks.

     14.08 Limitation on Enforcement. The Lenders agree that this Guaranty may be enforced only by the action of the DIP Agent, in each case acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the DIP Agent for the benefit of the Lenders upon the terms of this Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of any Subsidiary Guarantor, other than any stockholder which is a Subsidiary Guarantor.

     14.09 Nature of Liability. It is the desire and intent of each Subsidiary Guarantor, each Borrower and the Lenders that this Guaranty shall be enforced against each Subsidiary Guarantor and each Borrower to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of each Subsidiary Guarantor and each Borrower under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state, provincial or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of each Subsidiary Guarantor and each Borrower shall be deemed to be reduced and each Subsidiary Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

     14.10 Currency of Payments. All Obligations shall be repaid by each Borrower as required under this Agreement in Dollars. Any payment on account of an amount payable under any DIP Credit Document in Dollars made to or for the account of the DIP Agent or a Lender in a currency (the "other currency") other than Dollars, whether pursuant to a judgment or order of any court or tribunal or otherwise and whether arising from the conversion of any amount denominated in one currency into any other currency for the purpose of making or filing a claim, obtaining an order or judgment, enforcing an order or judgment or otherwise, shall constitute a discharge of the applicable Borrower's and the Subsidiary Guarantors' obligation under such DIP Credit Document up to the US Dollar Equivalent. If the US Dollar Equivalent which the DIP Agent or such Lender is able to purchase in the normal course of its business within one Business Day after receipt by it of such payment is less than the amount in Dollars originally due to it under such DIP Credit Document, such Borrower and the Subsidiary Guarantors shall indemnify and save the DIP Agent and the Lenders, as the case may be, harmless from and against any loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from any other obligation contained in any DIP Credit Document, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the DIP Agent or any Lender from time to time, shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under any DIP Credit Document or under any judgment or order and shall not merge in any order of foreclosure made in respect of any security interest given to or for the benefit of the DIP Agent and the Lenders.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


Telephone:                            PHILIP SERVICES CORP.
Facsimile:                            Debtor and Debtor-in-Possession




                                      By:  /s/ M. Colin H. Soule
                                           --------------------------
                                           Title:  Secretary

Telephone:                            PHILIP SERVICES (DELAWARE), INC.
Facsimile:                            Debtor and Debtor-in-Possession





                                      By:  /s/ M. Colin H. Soule
                                           --------------------------
                                           Title:  Secretary

Telephone:     RESI ACQUISITION (DELAWARE) CORPORATION
Facsimile:     ALLWASTE TANK CLEANING, INC.
               ALLWASTE TEXQUISITION, INC.
               21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF RHODE ISLAND
               ALLWORTH, INC.
               21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.
               ALRC, INC.
               21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF NEVADA
               APLC, INC.
               21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF PUERTO RICO
               BEC/PHILIP, INC.
               ACE/ALLWASTE ENVIRONMENTAL SERVICES OF INDIANA, INC.
               BURLINGTON ENVIRONMENTAL INC. (DELAWARE)
               ADVANCED ENERGY CORPORATION
               BURLINGTON ENVIRONMENTAL INC. (WASHINGTON)
               ADVANCED ENVIRONMENTAL SYSTEMS, INC.
               BUTCO, INC.
               ALL SAFETY AND SUPPLY, INC.
               CAPPCO TUBULAR PRODUCTS USA, INC.
               ALLIES STAFFING, INC.
               CHEM-FAB, INC.
               ALLQUEST CAPITAL, INC.
               CHEM-FREIGHT, INC.
               ALLSCAFF, INC.
               CHEMICAL POLLUTION CONTROL, INC. OF FLORIDA - A 21ST CENTURY
               ENVIRONMENTAL MANAGEMENT COMPANY
               ALLWASTE ASBESTOS ABATEMENT HOLDINGS, INC.
               CHEMICAL POLLUTION CONTROL, INC. OF NEW YORK - A 21ST CENTURY
               ENVIRONMENTAL MANAGEMENT COMPANY
               ALLWASTE ASBESTOS ABATEMENT, INC.
               CHEMICAL RECLAMATION SERVICES, INC.

               ALLWASTE ASBESTOS ABATEMENT OF NEW ENGLAND, INC. COUSINS WASTE CONTROL CORPORATION
               CYANOKEM, INC.
               ALLWASTE RAILCAR CLEANING, INC.
               DEEP CLEAN, INC.
               ALLWASTE RECOVERY SYSTEMS, INC.
               DM ACQUISITION CORPORATION
               ALLWASTE SERVICES OF EL PASO, INC.
               PHILIP INDUSTRIAL SERVICES (DELAWARE), INC.
               GASOLINE TANK SERVICE COMPANY, INC.
               PHILIP INDUSTRIAL SERVICES (USA), INC.
               GEORGIA RECOVERY SYSTEMS
               GRS/LAKE CHARLES, LTD.
               HARTNEY CORPORATION
               PHILIP INDUSTRIAL SERVICES GROUP, INC.
               HYDRO-ENGINEERING & SERVICE, INC.
               PHILIP INDUSTRIAL SERVICES OF TEXAS, INC.
               INDUSTRIAL CONSTRUCTION SERVICES COMPANY, INC. PHILIP/J.D. MEAGHER, INC.
               INDUSTRIAL SERVICES TECHNOLOGIES, INC.
               PHILIP MECHANICAL SERVICES OF LOUISIANA, INC.
               INTERMETCO U.S., INC.
               PHILIP METALS, INC.
               INTERMETCO U.S.A. LTD.
               PHILIP METALS (NEW YORK) INC.
               IST HOLDING CORP.
               PHILIP METALS (USA), INC.
               JAMES & LUTHER SERVICES, INC.
               PHILIP METALS RECOVERY (DELAWARE) INC.
               JESCO INDUSTRIAL SERVICE, INC.
               PHILIP METALS RECOVERY (USA) INC.
               LUNTZ ACQUISITION (DELAWARE) CORPORATION
               PHILIP MID-ATLANTIC, INC.
               LUNTZ CORPORATION
               PHILIP OIL RECYCLING, INC.
               MAC-TECH, INC.
               PHILIP PETRO RECOVERY SYSTEMS, INC.
               NORTHLAND ENVIRONMENTAL, INC.
               PHILIP PLANT SERVICES, INC.
               NORTRU, INC.

               PHILIP RECLAMATION SERVICES, HOUSTON, INC.
               ONEIDA ASBESTOS ABATEMENT INC.
               PHILIP REFRACTORY AND CORROSION CORPORATION
               ONEIDA ASBESTOS REMOVAL, INC.
               PHILIP REFRACTORY SERVICES, INC.
               PHILIP AUTOMOTIVE, LTD.
               PHILIP SCAFFOLD CORPORATION
               PHILIP CHEMI-SOLV, INC.
               PHILIP/SECO INDUSTRIES, INC.
               PHILIP CHEMISOLV HOLDINGS, INC.
               PHILIP SERVICES/ATLANTA, INC.
               PHILIP CORROSION SERVICES, INC.
               PHILIP ENTERPRISE SERVICE CORPORATION
               PHILIP SERVICES HAWAII, LTD.
               PHILIP ENVIRONMENTAL OF IDAHO CORPORATION
               PHILIP SERVICES/LOUISIANA, INC.
               PHILIP ENVIRONMENTAL SERVICES, INC.
               PHILIP SERVICES/MISSOURI, INC.
               PHILIP ENVIRONMENTAL SERVICES CORPORATION
               PHILIP SERVICES/MOBILE, INC.
               PHILIP ENVIRONMENTAL (WASHINGTON) INC.
               PHILIP SERVICES/NORTH ATLANTIC, INC.
               PHILIP SERVICES/NORTH CENTRAL, INC.
               RMF GLOBAL, INC.
               PHILIP SERVICES/OHIO, INC.
               RMF INDUSTRIAL CONTRACTING, INC.
               PHILIP SERVICES/OKLAHOMA, INC.
               SERV-TECH CONSTRUCTION AND MAINTENANCE, INC.
               PHILIP SERVICES (PENNSYLVANIA), INC.
               SERV-TECH ENGINEERS, INC.
               PHILIP SERVICES/SOUTH CENTRAL, INC.
               SERV-TECH EPC, INC.
               PHILIP SERVICES/SOUTHWEST, INC.
               SERV-TECH INTERNATIONAL SALES, INC.
               PHILIP ST, INC.
               SERV-TECH OF NEW MEXICO, INC.
               PHILIP ST PIPING, INC.
               SERV-TECH SERVICES, INC.
               PHILIP TECHNICAL SERVICES, INC.
               SOLVENT RECOVERY CORPORATION

               PHILIP TRANSPORTATION AND REMEDIATION, INC.
               SOUTHEAST ENVIRONMENTAL SERVICES COMPANY., INC.
               PHILIP WEST INDUSTRIAL SERVICES, INC.
               TERMCO CORPORATION
               PHILIP/WHITING, INC.
               TERMINAL TECHNOLOGIES, INC.
               PIPING COMPANIES, INC.
               THERMALKEM, INC.
               PIPING HOLDINGS CORP.
               TIPCO ACQUISITION CORP.
               PIPING MECHANICAL CORPORATION
               TOTAL REFRACTORY SYSTEMS, INC.
               PRS HOLDING, INC.
               UNITED DRAIN OIL SERVICE, INC.
               PSC ENTERPRISES, INC.
               UNITED INDUSTRIAL MATERIALS, INC.
               REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC.
               2766906 CANADA INC.
               REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), INC.
               SERVTECH CANADA, INC.
               REPUBLIC ENVIRONMENTAL SYSTEMS (TECHNICAL SERVICES GROUP), INC. 721646 ALBERTA LTD.
               REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), INC.
               ST DELTA CANADA, INC.
               RESOURCE RECOVERY CORPORATION
               ALLWASTE OF CANADA LTD.
               RHO-CHEM CORPORATION
               SABLIX INC.
               RMF ENVIRONMENTAL, INC.
               CALIGO RECLAMATION LTD.
               PHILIP ANALYTICAL SERVICES CORPORATION
               800151 ONTARIO INC.
               PHILIP ENTERPRISES INC./LES ENTREPRISES PHILIP INC.
               PHILIP INVESTMENT CORP.
               PHILIP ENVIRONMENTAL (ATLANTIC) LIMITED
               PHILIP PLASMA METALS INC.
               1195613 ONTARIO INC.
               912613 ONTARIO LTD.

               PHILIP ENVIRONMENTAL (ELMIRA) INC.
               PSC/IML ACQUISITION CORP.
               1233793 ONTARIO INC.
               NORTRU, LTD.
               PHILIP ENVIRONMENTAL SERVICES LIMITED
               RECYCLAGE D'ALUMINUM QUEBEC INC./QUEBEC ALUMINUM RECYCLING INC. 2842-7979 QUEBEC INC.
               842578 ONTARIO LIMITED
               DELSAN DEMOLITION LIMITED
               ALLIES STAFFING LTD.
                 Debtors And Debtors-In-Possession





               By:  /s/ M. Colin H. Soule
                    --------------------------
                    Title:  Secretary

                         ARNOS CORP.




                         By:_______________________________
                            Title:

                         BANKERS TRUST COMPANY
                           Individually and as US DIP Collateral Agent, DIP Agent and DIP Co-Arranger





                          By:  /s/ J. Jeffcott Ogden
                               --------------------------
                               Title:  Managing Director

                         BEAR, STEARNS & CO. INC.





                         By:  /s/ Gregory A. Hanley
                              ---------------------------------
                              Title:  Senior Managing Director

                         CANADIAN IMPERIAL BANK OF COMMERCE
                           Individually, as Canadian DIP Collateral Agent and as
                         DIP Co-Arranger





                         By:  /s/ Brian T. McDonough
                              ---------------------------
                              Title:  Vice-President

                         THE CHASE MANHATTAN BANK





                         By:  /s/ Thomas F. Maher
                              -------------------------
                              Title:  Managing Director

                         COMERICA BANK





                         By:  /s/ Stephen E. Lyons
                              ----------------------------
                              Title:  First Vice President

                         FOOTHILL CAPITAL CORPORATION





                         By:  /s/ Sean Dixon
                              -----------------------
                              Title:  Vice President

                         SOCIETE GENERALE (CANADA)





                         By:  /s/ Robert McGuire
                              -------------------------
                              Title:  Managing Director


                         By:  /s/ George Benay
                              -------------------------
                              Title:  Director

                         THE TORONTO-DOMINION BANK





                         By:  /s/ Michael Collins
                              -----------------------------
                              Title:  AVP Corporate Finance

                         ARNOS CORP.





                         By:  /s/ Edward E. Mattner
                              --------------------------
                              Title:  Vice President

                                                                       Exhibit A


                           FORM OF NOTICE OF BORROWING


                                                                          [Date]


Bankers Trust Company ("BTCo"), [______________] as
     DIP Agent for the Lenders
     party to the DIP Credit
     Agreement referred
     to below and as Payments Administrator thereunder
[ADDRESS]

Attention:

Ladies and Gentlemen:

                  The undersigned, [Philip Services Corp.] [Philip Services (Delaware), Inc.], refers to the Credit Agreement, dated as of ________________, 1999 (as amended, restated or otherwise modified from time to time, the "DIP Credit Agreement", unless otherwise defined herein, capitalized terms used herein shall have the meaning set forth in the DIP Credit Agreement), among PHILIP SERVICES CORP., a corporation existing under the laws of Ontario (the "Canadian Borrower"), PHILIP SERVICES (DELAWARE), INC., a corporation existing under the laws of Delaware (the "US Borrower", and together with the Canadian Borrower, the "Borrowers"), certain subsidiaries of the Borrowers located in Canada and in the United States (the "Subsidiary Guarantors"), Bankers Trust Company ("BTCo"), as administrative agent for the Lenders (the "DIP Agent"), Canadian Imperial Bank of Commerce and BTCo, as co-arrangers (the "DIP Co-Arrangers"), and the lenders from time to time parties to the DIP Credit Agreement (the "Lenders"), and pursuant to Section 1.02 of the DIP Credit Agreement, hereby gives you irrevocable notice that the undersigned hereby requests a Borrowing under the DIP Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.02 of the DIP Credit Agreement:

               (i) The Business Day of the Proposed Borrowing is __________, 19__.(1)

              (ii) The aggregate principal amount of the Proposed Borrowing is $___________.

             (iii) The Proposed Borrowing is to consist of [Base Rate Loans] [Eurodollar Loans].

__________

[FN]
(1) May be either a Business Day or same day notice in the case of Base Rate Loans and at least three Business Days after the date hereof in the case of Eurodollar Loans.

                                                                       Exhibit A
                                                                          Page 2



              (iv) The Interest Period for the Proposed Borrowing is [one month](2), [two months], [three months].

                  The undersigned hereby certifies, to the knowledge of the undersigned and without personal liability, that the following statements are true and correct in all material respects on the date hereof, and will be true and correct in all material respects on the date of the Proposed Borrowing:

                  (A) the representations and warranties contained in the DIP Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);

                  (B) the Proposed Borrowing and its intended use are consistent with the terms of the DIP Credit Documents and the Budget and is necessary, after utilization and application of available cash, in order to satisfy the obligations of the Borrowers and Subsidiary Guarantors in the ordinary course of business or as permitted under the DIP Credit Agreement;

                  (C) the Borrowers and the Subsidiary Guarantors have observed or performed all of their covenants and other agreements and have satisfied in all material respects every condition contained in the DIP Credit Documents and the Orders (as applicable) to be observed, performed or satisfied by the Borrowers or such Subsidiary Guarantors; and

                  (D) no Default or Event of Default has occurred and is continuing.



                                   Very truly yours,

                                   [Philip Services Corp.]
                                   [Philip Services (Delaware), Inc.],
                                   Debtor and Debtor-in-Possession




                                   By:  ____________________________________
                                        Title:


__________

[FN]
(2) All Eurodollar Loans shall have an Interest Period of one month.

                                                                       Exhibit B



                             FORM OF REVOLVING NOTE


$___________                                                  New York, New York
                                                               ___________, 1999


                  FOR VALUE RECEIVED, [Philip Services Corp.] [Philip Services (Delaware), Inc.] as borrower and as debtor-in-possession under [Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") (the "US Borrower")] [the Companies Creditors Arrangement Act (the "Canadian Borrower")], hereby promises to pay to the order of ____________________ (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "DIP Agent") located at One Bankers Trust Plaza, New York, New York 10006, on the Maturity Date (as defined in the DIP Credit Agreement referred to below) the principal sum of _________________ DOLLARS ($___________) or, if less, the unpaid principal amount of all Revolving Loans (as defined in the DIP Credit Agreement referred to below) made by the Lender pursuant to the DIP Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein shall have the meaning set forth in the DIP Credit Agreement.

                  The [US Borrower] [Canadian Borrower] promises also to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby in like money at said office from the date of the borrowing thereof to, but excluding, the date repaid at the rates and at the times provided in Section
1.07 of the DIP Credit Agreement referred to below.

                  This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of ___________ ___, 1999 (as amended, restated or otherwise modified from time to time, the "DIP Credit Agreement"), among PHILIP SERVICES CORP., a corporation existing under the laws of Ontario, as a borrower (the "Canadian Borrower"), PHILIP SERVICES (DELAWARE), INC., a corporation existing under the laws of Delaware, as a borrower (the "US Borrower", and together with the Canadian Borrower, the "Borrowers"), certain subsidiaries of the Borrowers located in Canada and in the United States (the "Subsidiary Guarantors"), Bankers Trust Company ("BTCo"), as administrative agent for the Lenders in the manner and to the extent described in the DIP Credit Documents (the "DIP Agent"), Canadian Imperial Bank of Commerce and BTCo as co-arrangers (the "DIP Co-Arrangers), and the lenders from time to time parties to the DIP Credit Agreement (the "Lenders"), and is entitled to the benefits thereof and the other DIP Credit Documents referred to therein.

                  The obligation of the [US Borrower] [Canadian Borrower] evidenced by this Note constitutes allowed administrative expenses entitled to priority over all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the US Bankruptcy Code, subject only to certain exceptions contained in the DIP Credit Agreement. Pursuant to [Sections 364(c) and 364(d) of the US Bankruptcy Code] [equivalent provision of the CCAA], this Note is secured by certain Collateral referred to in the DIP Credit Documents (as defined in the DIP Credit

                                                                       Exhibit B
                                                                          Page 2



Agreement), reference to which documents is hereby made for a description of the Collateral provided thereby and the rights of the Lenders and the DIP Agent and the DIP Collateral Agents in respect of such Collateral. This Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part, as provided in the DIP Credit Agreement.

                  In case an Event of Default (as defined in the DIP Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the DIP Credit Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



                                         [PHILIP SERVICES CORP.]
                                         [PHILIP SERVICES (DELAWARE) INC.],
                                          Debtor and Debtor-in-Possession



                                     By: ___________________________________
                                         Title:

                                                                       Exhibit C




                        FORM OF LETTER OF CREDIT REQUEST




No. _________________(1)                              Dated _________________(2)


Bankers Trust Company ("BTCo"), individually and as DIP Agent and Payments
  Administrator under the Credit Agreement (as amended, modified or supplemented from time to time, the "DIP Credit Agreement"), dated as of __________ ___, 1999 among PHILIP SERVICES CORP., a corporation existing under the laws of Ontario (the "Canadian Borrower"), PHILIP SERVICES (DELAWARE), INC., a corporation existing under the laws of Delaware (the "US Borrower", and together with the Canadian Borrower, the "Borrowers"), certain subsidiaries of the Borrowers located in Canada and in the United States (the "Subsidiary Guarantors"), BTCo, as administrative agent for the Lenders (the "DIP Agent"), Canadian Imperial Bank of Commerce and BTCo as co-arrangers (the "DIP Co-Arrangers), and the lenders from time to time parties to the DIP Credit Agreement (the "Lenders").

Attention:

Ladies and Gentlemen:

                  The undersigned hereby requests that [Name of Issuing Lender], in its individual capacity, issue a [Standby Letter of Credit] [Trade Letter of Credit] for the account of the undersigned on _____________(3) (the "Date of Issuance") in the aggregate stated amount of __________________.(4)

                  For purposes of this Letter of Credit Request, unless otherwise defined, all capitalized terms used herein shall have the respective meanings provided in the DIP Credit Agreement.


_________________

[FN]
(1)      Letter of Credit Request Number.

(2)      Date of Letter of Credit Request.

(3) Insert Date of Issuance which shall be a Business Day and shall be at least three Business Days (or such shorter period as is acceptable to the Issuing Lender) from the date hereof.

(4)      Aggregate initial stated amount of Letter of Credit.

                                                                       Exhibit C
                                                                          Page 2






                  The beneficiary of the requested Letter of Credit will be ___________,(5) and such Letter of Credit will be in support of ____________(6) and will have a stated termination date of __________________.(7)

                  The undersigned hereby certifies, to the knowledge of the undersigned and without personal liability, that:

                  (1) The representations and warranties contained in the DIP Credit Documents will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  (2) No Default or Event of Default has occurred and is continuing.



_________________

[FN]
(5)      Insert name and address of beneficiary.

(6) Insert description of L/C Supportable Obligations or description of commercial transactions of the Credit Parties which are being supported.

(7) Insert last date upon which drafts may be presented which (i), in the case of Standby Letters of Credit, may not be later than one year of such Letter of Credit's date of issuance and (ii), in the case of Trade Letters of Credit, may not be later than 180 days after the Date of Issuance.

                                                                       Exhibit C
                                                                          Page 3





                  Copies of all documentation with respect to the supported transaction are attached hereto.


                                     [PHILIP SERVICES (DELAWARE), INC.]
                                     Debtor and Debtor-in-Possession



                                     By:  _____________________________________
                                          Title:

                                                                       Exhibit D



                     FORM OF SECTION 4.06(b)(ii) CERTIFICATE


                  Reference is hereby made to the Credit Agreement, dated as of __________ ___, 1999 among PHILIP SERVICES CORP., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), PHILIP SERVICES (DELAWARE), INC., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower", and together with the Canadian Borrower, the "Borrowers"), certain subsidiaries of the Borrowers located in Canada and in the United States (the "Subsidiary Guarantors"), Bankers Trust Company ("BTCo"), as administrative agent for the Lenders (the "DIP Agent"), Canadian Imperial Bank of Commerce and BTCo as co-arrangers, (in such capacity, the "DIP Co-Arrangers), and the lenders from time to time parties to the DIP Credit Agreement (the "Lenders") (as amended, restated or otherwise modified from time to time, the "DIP Credit Agreement"). Pursuant to the provisions of Section 4.06(b)(ii) of the DIP Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in
Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.



                                       [NAME OF LENDER]



                                       By: ___________________________________
                                           Title:

Date: ___________________, 1999

                                                                       Exhibit E


                             [NAME OF CREDIT PARTY]
                              Officer's Certificate


                  I, the undersigned, [Title] of [Name of Credit Party], a corporation organized and existing under the laws of [the State] [the Province] of [ ] (the "Company"), DO HEREBY CERTIFY THAT:

                  1. This Certificate is furnished pursuant to Section 5.01(b) of that certain Credit Agreement, dated as of __________ ___, 1999 among PHILIP SERVICES CORP., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), PHILIP SERVICES (DELAWARE), INC., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower", and together with the Canadian Borrower, the "Borrowers"), certain subsidiaries of the Borrowers located in Canada and in the United States (the "Subsidiary Guarantors"), Bankers Trust Company ("BTCo"), as administrative agent for the Lenders (in such capacity, the "DIP Agent"), Canadian Imperial Bank of Commerce and BTCo as co-arrangers (the "DIP Co-Arrangers"), and the lenders from time to time parties to the DIP Credit Agreement (the "Lenders") (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "DIP Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the DIP Credit Agreement.

                  2. The following named individuals are elected officers of the Company and each holds the office of the Company set forth opposite such individual's name. The signature written opposite the name and title of such officer is such individual's correct signature.

        Name(1)                       Title                     Signature
        ----                        -----                     ---------

_______________________    ________________________    _________________________

_______________________    ________________________    _________________________

_______________________    ________________________    _________________________

_______________________    ________________________    _________________________

_______________________    ________________________    _________________________




_________________

[FN]
(1) Include name, title and signature of each officer who will sign any DIP Credit Document, including the officer, secretary or assistant secretary who will sign the certification at the end of this Certificate.

                                                                       Exhibit E
                                                                          Page 2






                  3. Attached hereto as Exhibit A is a copy of the Certificate of Incorporation of the Company as filed in the [Office of the Secretary of
State] [equivalent Canadian governmental authority of [                      ]
on _________ __, ____, together with all amendments thereto adopted through the date hereof.

                  4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof.

                  5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________ __, ____ by unanimous written consent of the Board of Directors of the Company, and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the DIP Credit Documents to which the Company is a party.

                  6. To the knowledge of the undersigned and without personal liability, on the date hereof, the representations and warranties contained in the DIP Credit Agreement and in the other DIP Credit Documents to which the Company is a party are true and correct in all material respects, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).(2)

                  7. To the knowledge of the undersigned and without personal liability, on the date hereof, no Default or Event of Default has occurred and is continuing under any DIP Credit Document to which the Company is a party or would result from the Credit Events to occur on the date hereof or from the application of the proceeds thereof.(3)

                  8. To the knowledge of the undersigned and without personal liability, there is no proceeding for the dissolution or liquidation of the Company or threatening its existence.


________________

[FN]
(2) Insert only in US Borrower's and Canadian Borrower's Officer's Certificate.

(3) Insert only in US Borrower's and Canadian Borrower's Officer's Certificate.

                                                                       Exhibit E
                                                                          Page 3





                  IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ____________, 1999.



                                        By: ___________________________________
                                            Name:
                                            Title:

                                                                       Exhibit E
                                                                          Page 4



                  I, the undersigned, [Secretary/Assistant Secretary] of the Company DO HEREBY CERTIFY THAT:

                  1. [Name] is the duly elected and qualified [Title] of the Company and the signature above is his/her genuine signature.

                  2. The certifications made by [Name of person making above certifications] in Items 2, 3, 4, 5, 6, 7 and 8 above are true and correct.

                  IN WITNESS WHEREOF, I have hereunto set my hand this __ day of _________ 1999.



                                           By: ________________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT F-1













                                                     July 9, 1999



To Each Addressee
   Listed on Schedule I hereto

                            Re: Philip Services Corp.


Ladies and Gentlemen:

     We have acted as special counsel to (i) Philip Services Corp., a corporation existing under the laws of Ontario and a debtor and debtor-in-possession (the "Canadian Borrower") in a pending case under Chapter 11 of the US Bankruptcy Code ("Chapter 11"), which case is being jointly administered with the cases of the US Borrower and certain of the Subsidiary Guarantors (each as defined below) pending under Chapter 11 (collectively, with the Chapter 11 case of the Canadian Borrower, the "Chapter 11 Cases"); (ii) Philip Services (Delaware), Inc., a corpora tion existing under the laws of Delaware and a debtor and debtor-in-possession in the Chapter 11 Cases (the "US Borrower" and together with the Canadian Borrower, the "Borrowers"); and (iii) each of the entities listed on Schedule II, each of which is a direct or indirect subsidiary of the Canadian Borrower (each, individually, a "Subsid iary Guarantor" and, collectively, the "Subsidiary Guarantors"), in connection with the preparation, execution and delivery of the Post-Petition Credit Agreement, dated as of June 28, 1999 (the "Credit Agreement"), among the Borrowers, the Subsidiary Guarantors, Bankers Trust Company, as administrative agent (in such capacity, the "DIP Agent") for the Lenders (as defined below), Bankers Trust Company and Canadian Imperial Bank of Commerce, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the various financial institutions from time to time party thereto (collectively, the "Lenders"). This opinion is being delivered pursuant to Section 5.01(c)(i) of the Credit Agreement. Capitalized terms used herein and not otherwise

July 9, 1999
Page 2


defined herein shall have the same meanings herein as ascribed thereto in the Credit Agreement.

     In our examination we have assumed the genuineness of all signatures including indorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon representations of the Borrowers and the other Opinion Parties (as defined below) and of public officials, including the facts set forth in the Officer's Certificate described below.

     In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

          (1)  the Credit Agreement;

          (2) the Revolving Notes (each a "Note" and, collectively, the "Notes") issued on the date hereof to the applicable Lenders;

          (3) the Pledge Agreement, dated as of June 28, 1999, by and among the US Borrower, the US Subsidiary Guar antors, and Bankers Trust Company and Canadian Imperial Bank of Commerce as DIP Collateral Agents (in such capacity, the "DIP Collateral Agents" and, together with the DIP Agent, the "Agents") (the "Pledge Agreement");

          (4) the Order, dated June 28, 1999 (the "Interim Order"), a copy of which is annexed hereto as Exhibit A;

          (5) the Order, dated June 28, 1999 (the "Cash Collateral Order"), a copy of which is annexed hereto as Exhibit B;

July 9, 1999
Page 3



          (6) the Certificate of the Borrowers and the Subsidiary Guarantors (collectively, the "Opinion Parties"), dated the date hereof, a copy of which is annexed hereto as Exhibit C (the "Officer's Certificate"); and

          (7) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

     We express no opinion as to the laws of any jurisdiction other than (i) the Applicable Laws of the State of New York and (ii) the Applicable Laws of the United States of America. We have relied with your consent as to matters of the laws of the State of New York on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP dated the date hereof and addressed to us.

     The documents listed at items 1, 2 and 3 above shall hereinafter be referred to collectively as the "Loan Documents". The following terms shall have the following meanings when used herein:

     (i) "Applicable Laws" shall mean those laws, rules and regula tions which, in our experience, are normally applicable to transactions of the type contemplated by the Loan Documents (including the US Bankruptcy Code) without our having made any special investigation as to the applicability of any specific law, rule or regulation and which are not the subject of a specific opinion herein referring to a particular law or laws; and

     (ii) "Governmental Approval" shall mean any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to Applicable Laws of the State of New York or the Applicable Laws of the United States of America.


     Based upon the foregoing and subject to the limitations, qualifica tions, exceptions and assumptions set forth herein, we are of the opinion that:

July 9, 1999
Page 4


     1. Each of the Loan Documents constitutes the valid and binding obligation of each Opinion Party thereto enforceable against such Opinion Party in accordance with its terms under the laws of the State of New York. Our opinion in this paragraph is subject to the following qualifications:

          (a) enforcement of the Loan Documents is subject to the US Bankruptcy Court's general powers (including its powers as a court of equity), to applicable New York state bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

          (b) certain of the remedial provisions with respect to the collateral including waivers with respect to the exercise of remedies against the collateral contained in the Credit Agreement and the Pledge Agreement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of any such agreement, taken as a whole, and each of the Credit Agreement and the Pledge Agreement, each taken as a whole, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security interest created thereby;

          (c) enforcement of the Credit Agreement and the Pledge Agreement as it relates to the grant of a security interest in the Collat eral may be subject to the terms of instruments, leases, contracts or other agreements between each Opinion Party thereto and the other parties to such agreements, the rights of such other parties and any claims or defenses of such other parties against such Opinion Parties arising under or outside such instruments, leases or contracts or other agreements;

          (d) we express no opinion as to the creation, perfection or priority of any lien on or security interest in the Collateral purported to be created by any Loan Document;

          (e) we express no opinion regarding any other provi sion of any Loan Document to the extent that it authorizes or permits any

July 9, 1999
Page 5


     purchaser of a participation interest from any Lender to set off or apply any deposit, property or indebtedness with respect to any participation interest;

          (f) we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Loan Docu ments which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation); and

          (g) the enforceability of the Loan Documents may be limited to the extent any term or provision of the Loan Documents conflicts or is found to conflict with any term or provision of the Interim Order.

     2. The execution and delivery by each Opinion Party of each Loan Document to which it is a party and the performance by each such Opinion Party of its obligations thereunder do not violate any provision of any Applicable Law of the State of New York or any Applicable Law of the United States of America.

     3. Other than the entry by the US Bankruptcy Court of the Interim Order, the Cash Collateral Order and the US Final Order, no Governmental Ap proval, which has not been obtained or taken and is not in full force and effect, is required under any Applicable Law of the State of New York or the United States of America to authorize, or is required in connection with, the execution, delivery or performance of any Loan Documents.

     4. The Interim Order was entered on the docket of the Clerk of the US Bankruptcy Court for the US Cases of the Borrower and the US Subsidiary Guarantors (the "Docket") on June 28, 1999 (the "Effective Time"). Based solely upon our review of the Docket as it existed as of 9:30 a.m. on July 9, 1999, (x) we believe that the Interim Order is in full force and effect and (y) no order amending, staying, vacating or rescinding the Interim Order has been entered by the US Bankruptcy Court. In connection with the foregoing, please note that there may be a delay between the time when papers are filed with the US Bankruptcy Court and the time when such papers entered into the Docket. To our knowledge, as of the Effective Time, no order amending, staying, vacating or rescinding the Interim Order has been entered by the US Bankruptcy Court.

July 9, 1999
Page 6



                         QUALIFICATIONS AND ASSUMPTIONS

     A. In rendering the foregoing opinions as they relate to or are affected by the Interim Order, we have the following qualifications and assumptions relating to the Interim Order:

          (a) we have assumed that each interested party, to the extent entitled thereto, has received or will receive due, sufficient and ade quate notice of the Interim Order and the US Bankruptcy Court's interim hearing on the Interim Order;

          (b) you have not asked for, and we express no opinion herein, on the substantive effect of the Interim Order or the US Final Order or the provisions thereof;

          (c) we have assumed that the evidence in the record at the preliminary hearing was adequate to support the relief requested in the Motion (as defined in the Interim Order) and the entry of the Interim Order; and

          (d) in rendering our opinions in paragraphs 1, 2 and 3, we have relied on the terms of the Interim Order as in effect at the Effective Time and reflected on the Docket at such time, and we express no opinion as to whether the Interim Order may be subject to subsequent alteration or revocation by the US Bankruptcy Court or another court of competent jurisdiction or effects of any such alteration or revocation on the transactions contemplated by the Loan Documents.

     B. In rendering the foregoing opinions, we also have assumed, with your consent, that:

          (a) each Opinion Party has been duly incorporated or formed, as applicable, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable; provided that we call to your attention that (i) the Opinion Parties listed on Exhibit D are not in good standing in their respective jurisdictions of organi-

July 9, 1999
Page 7

     zation and (ii) the Opinion Parties listed on Exhibit E are not validly existing in their respective jurisdictions of organization;

          (b) each Opinion Party has the requisite power and authority, corporate or otherwise, to execute, deliver and perform all of its obligations under each of the Loan Documents to which it is a party, and the execution and delivery of such Loan Documents and the consummation by each Opinion Party of the transactions contemplated thereby have been duly authorized by all requisite action, corporate or otherwise, on the part of such Opinion Party;

          (c) each of the Loan Documents has been duly exe cuted and delivered by each Opinion Party that is a party thereto;

          (d) the execution and delivery by each Opinion Party of the Loan Documents to which it is a party and the performance of its obligations thereunder do not and will not conflict with, contravene, violate or constitute a default under (i) the articles or certificate of incorporation or the by-laws (or the equivalent organizational and governing documents) of such Opinion Party, (ii) any law, rule, or regulation to which any Opinion Party is subject including, without limitation, the Investment Company Act of 1940, as amended, and the Public Utilities Holding Company Act of 1935, as amended (other than Applicable Laws, as to which we express our opinion in paragraph 2 herein), (iii) any judicial or administrative order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority (other than Governmental Approvals as to which we express our opinion in paragraph 3 herein); and

          (e) no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body (other than Governmental Approvals as to which we express our opinion in paragraph 3 herein) is required to authorize or is required in connection with the execution, delivery or performance by each Opinion Party of any Loan Document to which it is a party or the transactions contemplated thereby.

July 9, 1999
Page 8



We understand that you are separately receiving an opinion, with respect to certain of the foregoing assumptions from Colin Soule, Esq., General Counsel to the Canadian Borrower and we are advised that such opinion contains qualifications. Our opinions herein stated are based on the assumptions specified above and we express no opinion as to the effect on the opinions herein stated of the qualifications contained in such other opinion.

     C. Finally, our opinions are also subject to the following assumptions and qualifications:

          (a) each Loan Document constitutes the legal, valid and binding obligation of each party to such Loan Document (other than the Opinion Parties) enforceable against such party (other than the Opinion Parties) in accordance with its terms;

          (b) we express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any Agent, Lender or other party (other than the Opinion Parties to the extent set forth herein) to the Loan Documents with any state, federal or other laws or regulations applicable to them or (ii) the legal or regulatory status or the nature of the business of any DIP Agent, DIP Co-Arranger, DIP Collateral Agent, Lender or other such party;

          (c) each Lender, each DIP Co-Arranger, the DIP Agent and the DIP Collateral Agent has acted in good faith in the execution, deliv ery and performance of the Loan Documents and the transactions contem plated thereby;

          (d) in rendering our opinions expressed herein, we express no opinion as to the applicability or effect of any fraudulent transfer or similar law on the Loan Documents or any transactions contemplated thereby;

          (e) we call to your attention that the execution, delivery and performance by the Opinion Parties of the Loan Documents, the grant by the Opinion Parties pursuant thereto of security interests and other

July 9, 1999
Page 9


     liens in respect of their assets, the issuance by each Borrower of the Notes to which it is a party and the borrowing by the Borrowers of Borrowings thereunder may violate or constitute defaults under other agreements and instruments to which any Opinion Party or its property is subject, and, in giving our opinion in paragraph 1 herein, we are relying upon the effective ness of the Interim Order and the US Bankruptcy Code; and

          (f) we call to your attention that (i) the Subsidiary Guarantors listed on Exhibit D are not in good standing in their respective jurisdictions of organization and (ii) the Subsidiary Guarantors listed on Exhibit E are not validly existing in their respective jurisdictions of organiza tion and, in each case, we express no opinion as to the effect of such failure to be in good standing on the opinions expressed herein.

July 9, 1999
Page 10


     This opinion is being furnished only to the addressees named above in connection with the Loan Documents and is solely for their benefit and is not to be used, circulated, quoted, relied upon or otherwise referred to by any other Person or for any other purpose without our prior written consent, except that
(i) an assignee of a Lender which becomes a party to (and a Lender under) the Credit Agreement pursuant to subsection 12.04(b) of the Credit Agreement may rely on this opinion as if it were addressed and delivered to such assignee on the date hereof; and (ii) you may deliver a copy of this opinion to (A) any permitted assignee, transferee or participant in respect of your interest under the Credit Agreement, or (B) any regulatory authority having jurisdiction over any Agent or Lender; provided that, except as set forth in the preceding clause
(i), no Person who receives a copy of this opinion pursuant to the preceding clause (ii) may use, quote, rely upon or otherwise refer to this opinion.



                                             Very truly yours,

                                                                   Schedule I to
                                                       SASM&F (Illinois) Opinion



                              Addressees of Opinion

Bankers Trust Company, as Administrative Agent, DIP Agent and Co-Arranger

Canadian Imperial Bank of Commerce, as Co-Arranger

Arnos Corp.

Bankers Trust Company

Bear Stearns & Co. Inc.

Canadian Imperial Bank of Commerce

Comerica Bank

Foothill Capital Corporation

Societe Generale Canada

The Chase Manhattan Bank

The Toronto-Dominion Bank

                                                                  Schedule II to

                                                       SASM&F (Illinois) Opinion

                                  Subsidiaries


1195613 Ontario Inc.
1233793 Ontario Inc.
21st Century Environmental Management, Inc.
21st Century Environmental Management, Inc. of Rhode Island
21st Century Environmental Management, Inc. of Nevada
21st Century Environmental Management, Inc. of Puerto Rico
2766906 Canada Inc.
2842-7979 Quebec Inc.
721646 Alberta Ltd.
800151 Ontario Inc.
842578 Ontario Limited
912613 Ontario Ltd.
Ace/Allwaste Environmental Services of Indiana, Inc.
Advanced Energy Corporation
Advanced Environmental Systems, Inc.
All Safety and Supply, Inc.
Allies Staffing, Inc.
Allies Staffing Ltd.
AllQuest Capital, Inc.
AllScaff, Inc.
Allwaste Asbestos Abatement Holdings, Inc.
Allwaste Asbestos Abatement, Inc.
Allwaste Asbestos Abatement of New England, Inc.
Allwaste of Canada Ltd.
Allwaste Railcar Cleaning, Inc.
Allwaste Recovery Systems, Inc.
Allwaste Services of El Paso, Inc.
Allwaste Tank Cleaning, Inc.
Allwaste Texquisition, Inc.
Allworth, Inc.

ALRC, Inc.
APLC, Inc.
BEC/Philip, Inc.
Burlington Environmental Inc. (Delaware)
Burlington Environmental Inc. (Washington)
Butco, Inc.
Caligo Reclamation Ltd.
Cappco Tubular Products USA, Inc.
Chem-Fab, Inc.
Chem-Freight, Inc.
Chemical Pollution Control, Inc. of New York - A 21st Century Environmental
     Management Company
Chemical Pollution Control, Inc. of Florida - A 21st Century Environmental
     Management Company
Chemical Reclamation Services, Inc.
Cousins Waste Control Corporation
CyanoKEM, Inc.
Deep Clean, Inc.
Delsan Demolition Limited
DM Acquisition Corporation
Gasoline Tank Service Company Inc.
Georgia Recovery Systems
GRS/Lake Charles, Ltd.
Hartney Corporation
Hydro-Engineering & Service, Inc.
Industrial Construction Services Company, Inc.
Industrial Services Technologies, Inc.
Intermetco U.S., Inc.
Intermetco U.S.A. Ltd.
IST Holding Corp.
James & Luther Services, Inc.
Jesco Industrial Service, Inc.
Luntz Acquisition (Delaware) Corporation
Luntz Corporation
Mac-Tech, Inc.
Northland Environmental, Inc.
Nortru, Inc.

Nortru, Ltd.
Oneida Asbestos Abatement Inc.
Oneida Asbestos Removal, Inc.
Philip Analytical Services Corporation
Philip Automotive, Ltd.
Philip Chemi-Solv, Inc.
Philip Chemisolv Holdings, Inc.
Philip Corrosion Services, Inc.
Philip Enterprise Service Corporation
Philip Enterprises Inc./Les Entreprises Philip Inc.
Philip Environmental (Atlantic) Limited
Philip Environmental (Elmira) Inc.
Philip Environmental of Idaho Corporation
Philip Environmental Services Corporation
Philip Environmental Services, Inc.
Philip Environmental Services Limited
Philip Environmental (Washington) Inc.
Philip Industrial Services (Delaware), Inc.
Philip Industrial Services (USA), Inc.
Philip Industrial Services Group, Inc.
Philip Industrial Services of Texas, Inc.
Philip Investment Corp.
Philip/J.D. Meagher, Inc.
Philip Mechanical Services of Louisiana, Inc.
Philip Metals (New York), Inc.
Philip Metals (USA), Inc.
Philip Metals, Inc.
Philip Metals Recovery (Delaware), Inc.
Philip Metals Recovery (USA), Inc.
Philip Mid-Atlantic, Inc.
Philip Oil Recycling, Inc.
Philip Petro Recovery Systems, Inc.
Philip Plant Services, Inc.
Philip Plasma Metals Inc.
Philip Reclamation Services, Houston, Inc.
Philip Refractory and Corrosion Corporation
Philip Refractory Services, Inc.

Philip Scaffold Corporation
Philip/SECO Industries, Inc.
Philip Services (Pennsylvania), Inc.
Philip Services/Atlanta, Inc.
Philip Services Hawaii, Ltd.
Philip Services/Louisiana, Inc.
Philip Services/Missouri, Inc.
Philip Services/Mobile, Inc.
Philip Services/North Atlantic, Inc.
Philip Services/North Central, Inc.
Philip Services/Ohio, Inc.
Philip Services/Oklahoma, Inc.
Philip Services/South Central, Inc.
Philip Services/Southwest, Inc.
Philip ST, Inc.
Philip ST Piping, Inc.
Philip Technical Services, Inc.
Philip Transportation and Remediation, Inc.
Philip West Industrial Services, Inc.
Philip/Whiting, Inc.
Piping Companies, Inc.
Piping Holdings Corp.
Piping Mechanical Corp.
PRS Holding, Inc.
PSC Enterprises, Inc.
PSC/IML Acquisition Corp.
Recyclage d'Aluminium Quebec Inc./Quebec Aluminum Recycling Inc.
Republic Environmental Recycling (New Jersey), Inc.
Republic Environmental Systems (Pennsylvania), Inc.
Republic Environmental Systems (Technical Services Group), Inc.
Republic Environmental Systems (Transportation Group), Inc.
RESI Acquisition (Delaware) Corporation
Resource Recovery Corporation
Rho-Chem Corporation
RMF Environmental, Inc.
RMF Global, Inc.
RMF Industrial Contracting, Inc.

Sablix Inc.
Serv-Tech Construction and Maintenance, Inc.
Serv-Tech Engineers, Inc.
Serv-Tech EPC, Inc.
Serv-Tech International Sales, Inc.
Serv-Tech of New Mexico, Inc.
Serv-Tech Services, Inc.
ServTech Canada, Inc.
Solvent Recovery Corporation
Southeast Environmental Services Company, Inc.
ST Delta Canada, Inc.
Termco Corporation
Terminal Technologies, Inc.
ThermalKEM Inc.
TIPCO Acquisition Corp.
Total Refractory Systems, Inc.
United Industrial Materials, Inc.
United Drain Oil Service, Inc.

                                                                    Exhibit A to
                                                                  SASM&F Opinion


                                  Interim Order


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                    )
                                          )     Chapter 11
PHILIP SERVICES (DELAWARE) INC., et al.,  )
                                          )     Case No. 99-_______
                 Debtors.                 )     Through  99-_______ (____)
                                          )
                                          )     Jointly Administered


                           INTERIM ORDER AUTHORIZING
                        DEBTORS TO OBTAIN POST-PETITION
           FINANCING PURSUANT TO 11 U.S.C. SECTIONS 364(c) AND 364(d)


     Upon the motion (the "Motion") dated June 28, 1999 of Philip Services Corp. ("PSC") and certain of its subsidiaries incorporated in the United States, each as a debtor and debtor in possession (each a "Debtor" and collectively, the "Debtors"), (a) seeking this Court's authorization pursuant to Sections 364(c)(1), (2) and (3) and 364(d)(1) of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (as amended, the "Bankruptcy Code") and Rules 2002, 4001(c) and 9014 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), for PSC and its wholly-owned subsidiary, Philip Services (Delaware), Inc., a Debtor herein ("PSI", and together with PSC, the "Borrowers"), inter alia (1) to obtain post-petition financing (the "Post-Petition Financing") in an aggregate principal amount not to exceed $100,000,000, from Bankers Trust Company ("BTCo"), as agent (in such capacity, the "DIP Agent") and a syndicate of financial institutions arranged by Canadian Imperial Bank of Commerce ("CIBC") and BTCo (including the DIP Agent, "the DIP Lenders"), which syndicate may include any or all of the Pre-Petition Lenders (as defined below), and for the Debtors herein (other than the Borrowers) to guaranty the payment of the Borrowers' obligations in respect of the Post-Petition Financing; for the subsidiaries of the Borrowers incorporated in Canada (each a "Canadian Entity" and, collectively with PSC, the "Canadian Entities"(1), and together with the Debtors other than the Borrowers, the "Guarantors") to guaranty the payment of PSC's obligations in respect of the Post-Petition Financing and for each of the Borrowers to guaranty the payment of the other Borrower's obligations in respect of the Post-Petition Financing; and for the Borrowers and the Guarantors to execute a Credit Agreement with respect to the Post-Petition Financing (as amended, supplemented or otherwise modified from time to time, the "Post-Petition Credit Agreement"); and for the Borrowers to execute revolving credit notes (the "Notes"); and for each (i) Debtor (other than the Borrowers) to guarantee the Notes, (ii) Canadian Entity (other than PSC) to guaranty the Notes executed by PSC, and (iii) Borrower to guaranty the Notes of the other Borrower, all as in accordance with the Post-Petition Credit Agreement (the Post-Petition Credit Agreement, the Notes, and all ancillary documents as any time executed in connection therewith, collectively, the "Post-Petition Credit Documents"); and (ii) to grant the DIP Lenders,

____________

(1) PSC, together with all of its direct and indirect subsidiaries, are collectively referred to herein as the "Philip Entities." This Interim Order does not reflect the consent to jurisdiction by any Philip Entity that is not otherwise subject to the jurisdiction of this Court.

     Furthermore, the obligations of the Canadian Entities (other than PSC) under this Order are expressly conditioned upon the court in the Canadian Cases (as defined below) authorizing and directing the Canadian Entities to enter into their obligations hereunder (the "Canadian Approvals").

for the obligations of the Debtors and the Canadian Entities under the Post-Petition Credit Documents: (A) pursuant to Section 364(c)(1) of the Bankruptcy Code, claims having administrative expense priority, over any and all other administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, including, without limitation, administration expenses arising in connection with any superseding proceeding under Chapter 7 of the Bankruptcy Code, subject only to (1) the superpriority claims granted to the holders of the Account Intermediary Receivable Liens (as defined below) pursuant to that certain Stipulation and Other Authorizing and Restricting Use of Cash Collateral and Granting Adequate Protection of Secured Claims (the "Cash Collateral Order") and (2) the Carve-Out (as defined below); (B) pursuant to
Section 364(c)(2) of the Bankruptcy Code, first priority liens and security interests on all unencumbered assets of the Debtors located in the United States (whether heretofore or hereafter acquired), subject only to (1) the Bonding Liens (as defined below), (2) the replacement liens granted to the holders of the Account Intermediary Receivable Liens pursuant to the Cash Collateral Order (the "Account Intermediary Replacement Liens"), and (3) the Carve-out; (C) pursuant to Section 364(c)(3) of the Bankruptcy Code, junior liens and security interests on all assets located in the United States encumbered by the Senior Liens (as defined below) (whether heretofore or hereafter acquired), subject only to (1) the Bonding Liens, (2) the Account Intermediary Replacement Liens, and (3) the Carve-Out; and (D) pursuant to Section 364(d)(1) of the Bankruptcy Code, liens and security interests priming the liens and security interests granted to the Pre-Petition Lenders (as defined below) and the Pre-Petition Agents (as defined below) under the Pre-Petition Credit Documents (whether heretofore or hereafter acquired), subject only to (1) the Bonding Liens, (2) the Senior Liens, (3) the Account Intermediary Replacement Liens, and (4) the Carve-Out; (b) seeking a preliminary hearing (the

"Preliminary Hearing") on the Motion to consider entry of an interim order pursuant to Bankruptcy Rule 4001(c) (the "Interim Order") authorizing the Borrowers to cause letters of credit to be issued under the Post-Petition Financing up to the aggregate face amount of $12,000,000 upon the terms and conditions set forth in the Post-Petition Credit Documents and this Interim Order pending the Final Hearing referred to below; and (c) requesting that the final hearing (the "Final Hearing") be scheduled by this court to consider entry of a final order pursuant to Bankruptcy Rule 4001(c) (the "Final Order") authorizing, inter alia, the Post-Petition Financing; and appropriate notice of the Motion under the circumstances having been given; and Preliminary Hearing on the Motion having been held before this Court on June__, 1999; and upon the record made at the Preliminary Hearing, and this court having found good and sufficient cause appearing therefor;

     IT IS HEREBY FOUND AND DETERMINED THAT:

     A. This Court has jurisdiction over this matter pursuant to 28 U.S.C. ss157(b) and 1334. Consideration of this matter constitutes a core proceeding as defined in 28 U.S.C. s157(b)2. The statutory predicates for the relief sought herein are Sections 105, 361, 362, 363 and 364 of the Bankruptcy Code and Rule 4001(c) of the Bankruptcy Rules. Venue of the Chapter 11 Cases (as defined below) and the motion seeking approval of this Order in this District is proper pursuant to 28 U.S.C. ss1408 and 1409.

     B. On June 25, 1999 (the "Petition Date"), the Debtors filed petitions for relief (the "Chapter 11 Cases") pursuant to Chapter 11 of the Bankruptcy Code with the Clerk of the United States Bankruptcy Court for the District of Delaware. The Chapter 11 Cases have been consolidated for procedural purposes only. Also on the Petition Date, the Canadian Entities commenced insolvency proceedings under the Companies' Creditors Arrangement Act (the "CCAA," and the proceedings commenced thereunder, the "Canadian Cases" and, together with the Chapter 11 Cases, the "Cases") in the Superior Court of Ontario (the "Canadian Court").

     C. The Debtors have continued in the management and operation of their business and property as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee, examiner or creditors committee has been appointed in the Chapter 11 Cases, nor has any request for the appointment of a trustee or examiner been made.

     D. PSC and its direct and indirect subsidiaries are an integrated metals recovery and industrial services company which provides metals recovery and processing services, by-products recovery, and industrial outsourcing services to major industry sectors with over 230 locations in the United States, Canada and Europe. PSC's primary base of operations is in the United States. PSC is organized into two operating divisions, the Metals Services Group and the Industrial Services Group. The Metals Services Group is one of the largest ferrous scrap processors in North America and the United Kingdom and has approximately 2,000 employees. The Industrial Services Group is an integrated provider of by-products recovery and industrial outsourcing with a network of over 200 facilities and approximately 10,000 employees. For the year ended December 31, 1998, PSC had revenue of approximately $2.0 billion.

     E. Prior to the Petition Date, the lenders (the "Pre-Petition Lenders") from time to time party to that certain Credit Agreement dated as of August 11, 1997 (the "Pre-Petition Credit Agreement") among the Pre-Petition Lenders, the Borrowers, CIBC, as

Administrative Agent, BTCo, as Syndication Agent, and CIBC and BTCo, as Co-Arrangers, (CIBC and BTCo, collectively in their capacity as agents under the Pre-Petition Credit Agreement, the "Pre-Petition Agents") loaned money or extended financial accommodations (the "Pre-Petition Loans") to the Borrowers pursuant to the Pre-Petition Credit Agreement. The Borrowers' Restricted Subsidiaries (as defined in the Pre-Petition Credit Agreement), including each of the subsidiaries that are Debtors herein, executed guarantees of the Borrowers' obligations under the Pre-Petition Credit Agreement. The obligations of the Debtors, other than PSC, under the Pre-Petition Credit Agreement and the guarantees were secured in accordance with that certain U.S. Security Agreement dated as of March 16, 1998, as well as various mortgages and other security documents, and the obligations of the Canadian Entities under the Pre-Petition Credit Agreement and the guarantees were secured in accordance with that certain Canadian Security Agreement dated as of March 16, 1998, as well as various mortgages and other security documents (all guarantees and security documents, collectively with the Credit Agreement, the "Pre-Petition Credit Documents").

     F. The Philip Entities have acknowledged the validity, priority and perfection of the liens and security interests of the Pre-Petition Lenders in virtually all of their assets, including, without limitation, all funds on deposit at the banks at which the Debtors' and the Canadian Entities' maintain their cash management system, all proceeds of the Debtors' and the

Canadian Entities' accounts and all other proceeds of the Pre-Petition Lenders' collateral (the "Cash Collateral")(2)

     G. In light of their immediate and critical need to use the Cash Collateral, the Philip Entities have sought authorization to use the Cash Collateral, on an interim basis, pursuant to the terms of the Cash Collateral Order. The Cash Collateral Order provides for the granting of certain replacement liens, security interests and superpriority administrative claims to the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens as adequate

-------------------

(2) Specifically, the Philip Entities have acknowledged in the Cash Collateral Order that, except for relatively de minimis exceptions, the Pre-Petition Lenders' liens and security interests in the assets of the Philip Entities are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination, except such liens and security interests are junior and subordinate to (a) the liens and security interests granted to the DIP Agent and the DIP Lenders herein and under the Post-Petition Credit Documents, (b) pre-existing validly perfected and unavoidable liens and security interests that were senior to the Pre-Petition Lenders' liens and security interests as of the Petition Date (the "Pre-Petition Senior Liens"), (c) the liens of the LC Issuers and the LC Lenders under the Pre-Petition Credit Agreement in specified cash collateral held under
     Section 5.06 of the Pre-Petition Credit Agreement and the holders of the liens in specified cash collateral granted in connection with the Permitted LC Facility in the Pre-Petition Credit Agreement (the "LC Liens"), (d) liens on Canadian accounts receivable addressed in documentation entered into in connection with the establishment of operating accounts of certain of the Canadian Entities at CIBC and the maintenance of operating accounts of certain of the Debtors at Comerica Bank (the "Account Intermediary Receivable Liens"), and (e) liens on specified cash collateral which was also addressed in documentation entered into in connection with the establishment of operating accounts of certain of the Canadian Entities at CIBC and the maintenance of operating accounts of certain of the Debtors at Comerica Bank and in other documentation entered into in connection with the establishment of the Permitted LC Facility under Amending Agreement No.3 to the Pre-Petition Credit Agreement (the "Other Account Intermediary Liens", and together with the Pre-Petition Senior Liens, the LC Liens and the Account Intermediary Receivable Liens, the "Senior Liens").

protection for the use and diminution in value of the Cash Collateral and the other Pre-Petition Collateral subject to such liens and security interests.

     H. In addition to the use of the Cash Collateral, the Debtors also have a critical need to access the sources of working capital and financing contemplated under the Post-Petition Credit Documents in order to enable them to meet their working capital and general corporate requirements during the anticipated duration of these cases. The Debtors have an urgent need for letter of credit capacity in the amount of $12 million, pending any final relief on the Motion, to avoid any immediate and irreparable harm to their estates. The Debtors are unable to obtain unsecured credit allowable under Section 503(b)(1) of the Bankruptcy Code as an administrative expense or solely through the granting of liens pursuant to Sections 364(c)(2) or (c)(3) of the Bankruptcy Code. Because virtually all of the assets of the Philip Entities are pledged to the Pre-Petition Lenders and the Pre-Petition Agents to secure the obligations of the Borrowers and the Guarantors in respect of the Pre-Petition Credit Documents, new borrowing facilities are unavailable to the Debtors without the Debtors (a) granting to the DIP Lenders claims, with respect to all obligations and indebtedness under the Post-Petition Credit Documents, having priority over any and all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code (other than the Carve-Out and the superpriority claims granted to the holders of the Account Intermediary Receivable Liens in the Cash Collateral Order) and (b) securing such obligations and indebtedness with various senior and junior liens on the assets of the Philip Entities pursuant to Sections 364(c)(2), (c)(3) and (d)(1) of the Bankruptcy Code (each subject to the Senior Liens, the Bonding Liens, the Account

Intermediary Replacement Liens and the Carve-Out, and as otherwise described more fully herein).

     I. The ability of the Debtors and the Canadian Entities to finance their operations and the availability to them of sufficient working capital and liquidity and other financial accommodations is vital to their ability to maintain their operations. The Post-Petition Financing is required to enable (i) the Borrowers to finance the working capital and general corporate requirements of the Debtors during the Cases (ii) the US Credit Parties to (a) make necessary investments in and advances to direct and indirect subsidiaries of PSC that are not Credit Parties(1), subject to an aggregate limitation of $10,000,000 and (b) after the Canadian Approvals are obtained, make investments in and advances to the Canadian Entities through the Maturity Date, and (iii) the Borrowers to finance the working capital and general corporate requirements of PSC and the Other Canadian Entities during the Canadian Cases in an amount not to exceed the Canadian Loan Amount.

     J. The preservation and maintenance of the going concern value of the Debtors and the Canadian Entities is of utmost significance and importance to a successful reorganization of the Debtors and the Canadian Entities pursuant to the provisions of Chapter 11 of the Bankruptcy Code and the CCAA. The entry of this Interim Order (i) will minimize the disruption to the business of the Debtors and the Canadian Entities which would otherwise result



__________________

(1) Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Post-Petition Credit Agreement.

from the filing of the petitions commencing the Cases, (ii) will increase the likelihood that the Debtors and the Canadian Entities will be reorganized pursuant to the Bankruptcy Code and the CCAA, (iii) is in the best interest of the Debtors and the Canadian Entities and their estates and (iv) is necessary to avoid immediate and irreparable harm to the Debtors and the Canadian Entities, their creditors, and their assets, businesses, goodwill, reputation, employees and franchises.

     K. The Post-Petition Financing has been negotiating in good faith and at arms' length among the Debtors, the Canadian Entities, the DIP Agent and the DIP Lenders, with all parties represented by counsel, and any loans made to, and any letter of credit issued for the account of, the Borrowers by the DIP Lenders pursuant to the Post-Petition Credit Agreement shall be deemed to have been extended in good faith, as that term is used in Section 364(e) of the Bankruptcy Code, and the liens and priorities granted to the DIP Agent and the DIP Lenders pursuant to this Interim Order and the Post-Petition Credit Documents shall be entitled to the protections of Section 364(e) of the Bankruptcy Code.

     L. It is a condition precedent to availability under the Post-Petition Financing that the Debtors are allowed to use the Cash Collateral in accordance with and pursuant to the terms of the Cash Collateral Order. The Cash Collateral Order expressly contemplates the granting of liens, security interests and superpriority administrative claims to the DIP Lenders, subject to the Carve-Out, pursuant to the DIP Credit Documents and this Interim Order, (a) with priority over the liens, security interests and superpriority administrative claims provided to the Pre-Petition Lenders pursuant to the Pre-Petition Credit Documents and the Cash Collateral Order, (b) junior and subordinate to the liens and security interests provided to the holders of the

Senior Liens and the Bonding Liens, and (c) junior and subordinate to the superpriority administrative claims provided to the holders of the Account Intermediary Receivable Liens pursuant to the Cash Collateral Order. The Required Lenders (as defined in the Pre-Petition Credit Agreement) and the holders of the Account Intermediary Receivable Liens have consented and agreed to the liens, security interests and superpriority administrative claims (and the priority thereof) granted pursuant to the DIP Credit Documents and this Interim Order and the Court expressly finds that such consent, in addition to the protections afforded in the Cash Collateral Order, constitutes adequate protection under, and satisfies the requirements of, Section 364(d) of the Bankruptcy Code.

                       IT IS HEREBY ORDERED AND ADJUDGED that:

     1. The Motion is granted, subject to the terms and conditions set forth in this Interim Order.

     2. The Debtors are expressly authorized and empowered to execute and deliver the Post-Petition Credit Agreement, the Notes and any other Post-Petition Credit Documents to be executed in connection therewith, all in substantially the form annexed to the Post-Petition Credit Agreement. The terms and conditions of the Post-Petition Credit Documents are approved, and the Borrowers and the Guarantors are authorized and directed to comply with and perform all of the terms and conditions contained therein, to repay amounts borrowed and, in the case of each Guarantor, to repay amounts guaranteed, with interest to the DIP Lenders in accordance with and subject to the terms and conditions set forth in the Post-Petition Credit Agreement, the Notes, the other Post-Petition Credit Documents and this Interim

Order. The Debtors are further authorized to pay amounts to various state authorities to remain incorporated in good standing in such states, including any and all amounts that may have been due and owing as of the Petition Date, in order to comply with the provisions of the Post-Petition Credit Documents. The Debtors are further authorized and directed to pay all fees and expenses, including, without limitation, all reasonable fees and expenses of professionals engaged by the DIP Agent and the DIP Lenders, in accordance with the terms of the Post-Petition Credit Agreement. All loans made under the Post-Petition Credit Agreement ("Loans") and interest thereon together with all reimbursement and other obligations in respect of letters of credit issued under the Post-Petition Credit Agreement ("Letters of Credit"), and fees, costs, expenses, and other indebtedness, obligations and liabilities of the Borrowers and the Guarantors to the DIP Agent and the DIP Lenders under the Post-Petition Credit Documents and this Interim Order are hereinafter referred to as the "Obligations."

     3. The Debtors are authorized to make, execute, deliver and perform any and all modifications and amendments to the Post-Petition Credit Documents which are not material and as may be agreed upon in writing by the Debtors, the Canadian Entities, the DIP Agent and the DIP Lenders (pursuant to the Post-Petition Credit Agreement) without further order of this Court; provided that modifications and amendments to the Post-Petition Credit Documents that are material may not be made without further order of this Court. The obligations of the Debtors under the Post-Petition Credit Documents are legal, valid and binding and are enforceable against the Debtors in accordance with their terms.

     4. The Borrowers are expressly authorized to incur indebtedness for letters of credit from the DIP Lenders in the aggregate amount of $12,000,000 of the proposed Post-Petition Financing pending final relief on the Motion. All borrowings under the Post-Petition

Financing are subject to the budget dated April 1, 1999 to be filed with the Court (the "Budget") and as otherwise permitted in the Post-Petition Credit Documents.

     5. In accordance with Section 364(c)(1) of the Bankruptcy Code, the Obligations shall constitute claims ("Super-Priority Claims") with priority in payment over any and all administrative expenses of the kinds specified or ordered pursuant to any provision of the Bankruptcy Code, including, but not limited to, Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b) and
726 of the Bankruptcy Code, other than (i) the superpriority claims granted to the holders of the Account Intermediary Receivable Liens pursuant to the Cash Collateral Order and (ii) the Carve-Out. No cost or expense of administration under Sections 105, 364(c)(1), 503(b), 506(c), 507(b) of the Bankruptcy Code or otherwise, including those resulting from the conversion of any of the Chapter 11 Cases pursuant to Section 1112 of the Bankruptcy Code, shall be senior to, or pari passu with, the Super-Priority Claims of the DIP Agent and the DIP Lenders arising out of the Obligations, subject only to the superpriority claims granted to the holders of the Account Intermediary Receivable Liens pursuant to the Cash Collateral Order and the Carve-Out.

     6. As security for the Obligations, the DIP Agent and the DIP Lenders shall have and are hereby granted (effective upon the date of this Interim Order and without the necessity of the execution by the Debtors or the Canadian Entities, or filing, of security agreements, pledge agreements, mortgages, financing statements or otherwise):

          (i) pursuant to Section 364(c)(2) of the Bankruptcy Code, first priority liens and security interests on all unencumbered assets of the Debtors (whether heretofore or hereafter acquired), subject only to (a) the Carve-Out, (b) liens and security interests granted to the bonding companies pursuant to the Stipulation and order Authorizing Debtors to Obtain Post-Petition Surety Bonds and to Enter into Indemnity Agreement and Intercreditor Agreement as necessary to comply with the bonding requirements of the Philip Entities (as defined in the Pre-Petition Credit Agreement) (the "Bonding Liens"), and (c) the Account Intermediary Replacement Liens;

          (ii) pursuant to Section 364(c)(3) of the Bankruptcy Code, junior liens and security interests on all assets encumbered by the Senior Liens, subject only to (a) the Carve-Out, (b) the Account Intermediary Replacement Liens, and (c) the Bonding Liens;

          (iii) pursuant to Section 364(d)(1) of the Bankruptcy Code, liens and security interests priming the liens and security interests granted to the Pre-Petition Agents and the Pre-Petition Lenders under the Pre-Petition Credit Documents, subject only to (a) the Carve-Out, (b) the Senior Liens,
     (c) the Account Intermediary Replacement Liens, and (d) the Bonding Liens.

The liens and security interests provided to the DIP Agent and the DIP Lenders in this paragraph are hereafter collectively referred to as the "Post-Petition DIP Liens," and the assets securing the Post-Petition Liens are hereafter referred to as the "Post-Petition DIP Collateral." Notwithstanding anything else herein to the contrary, unless this order shall become a final order, the proceeds of any Chapter 5 avoidance actions shall not be included in the Post-Petition DIP Liens.

     7. The Post-Petition DIP Liens shall, from and after the date of effectiveness of the Post-Petition Credit Documents, be deemed perfected as of the commencement of the Cases and shall not be subject to or pari passu with any lien or security interest existing as of the Petition Date (other than the Senior Liens). Subject only to the Bonding Liens, the Account Intermediary Replacement Liens, and the Carve-Out, no lien or security interest in the property of the Debtors granted or arising on or after the Petition Date (including, without limitation, liens and security interests, if any, granted in favor of any federal, state, municipal or other governmental unit, commission, board or court for any liability of the Debtors) shall be created or permitted to be pari passu with, or senior to, the Post-Petition DIP Liens.

     8. The Super-Priority Claims granted to the DIP Agent and the DIP Lenders pursuant to the Post-Petition Credit Agreement and this Interim Order shall be subject only to (a) following the occurrence and during the continuance of an Event of Default (as such terms is defined in the Post-Petition Credit Agreement), a $3,000,000 carve-out (the "Carve-Out") for the payment of (i) allowed and unpaid fees and disbursements incurred by the professionals retained, pursuant to Sections 327 or 1103(a) of the Bankruptcy Code, by the Debtors and any statutory committees appointed in the Chapter 11 Cases, and, after the entry of an order of the Canadian Court approving the DIP Financing on the terms described in the Post-Petition Credit Documents (the "Canadian Order"), the professionals, including the monitor, retained in the Canadian Cases, and (ii) any unpaid fees payable pursuant to 28 U.S.C. s. 1930(a)(6) and any unpaid fees payable to the Clerk of this Court or in the similar entity in the Canadian Cases, and (b) the superpriority claims granted to the holders of Account Intermediary Replacement Liens pursuant to the Cash Collateral Order.

     9. The Carve-Out shall not be utilized to pay any professional fees or disbursements incurred in connection with asserting any claims or causes of action against the DIP Agent, DIP Lenders, the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens or the LC Liens, or the collateral or security agents under the Pre-Petition Credit Documents or the Post-Petition Credit Documents (including formal discovery proceedings in anticipation thereof) and/or challenging (whether by defense, objection, counterclaim or otherwise) the validity, perfection, priority or amount of any lien or claim of the DIP Agent, the DIP Lenders, the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens or LC Liens, or the collateral or security agents under the Pre-Petition Credit Documents or the Post-Petition Credit Documents. So long as no Default or Event of Default shall have occurred and be continuing, the Debtors shall be permitted to pay compensation and reimbursement of expenses under Sections 330 and 331 of the Bankruptcy Code, as the same may be due and payable, and the same shall not reduce the Carve-Out.

     10. All superpriority administrative claims, all liens and security interests granted to the Pre-Petition Agents and the Pre-Petition Lenders shall, upon the entry of this Interim Order, be junior and subordinate to the Super-Priority Claims and the Post-Petition Liens granted to the DIP Agent and the DIP Lenders pursuant to the Post-Petition Credit Documents and this Interim Order. Any ambiguity or inconsistency between the Cash Collateral Order and this Interim Order shall be resolved to give full effect to this Interim Order.

     11. Neither the DIP Agent nor the DIP Lenders shall be required to file or record financing statements, mortgages, notices of lien or similar instruments in any jurisdiction or take any other action in order to validate, create or perfect the Post-Petition DIP Liens granted to them pursuant to this Interim Order and the Post-Petition Credit Documents. If the DIP Lenders shall file or record such financing statements, mortgages, notices of lien or similar instruments or otherwise confirm perfection of Post-Petition DIP Liens, the Debtors shall cooperate and comply with the requests of the DIP Lenders and all such documents shall be deemed to have been filed or recorded on the date of commencement of the Cases, and the automatic stay provisions of Section 362 of the Bankruptcy Code are modified to permit the execution, delivery and filing of such documents.

     12. The DIP Agent and the DIP Lenders shall have all remedies permitted under this Interim Order and the Post-Petition Credit Documents and upon their exercise of any such rights thereunder or hereunder, the Debtors shall cooperate and comply with any requests of the DIP Agent and the DIP Lenders relating thereto.

     13. In determining to make loans or to issue letters of credit under the Post-Petition Credit Documents or to collect the Obligations, or in exercising any rights or remedies as and when permitted under the Post-Petition Credit Documents or this Interim Order, neither the DIP Agent nor the DIP Lenders shall be deemed to be in control of the operations of any Debtor or to be acting as a "responsible person" or "owner or operator" with respect to the operation or management of any Debtor (as such terms, or any similar terms, are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar federal or state statute).

     14. The Debtors are authorized to do and perform all acts, to make, execute and deliver all instruments and documents (including, without limitation, the execution of additional security agreements, mortgages and financing statements) and to pay fees and reimburse expenses which may be required pursuant to the terms of the Post-Petition Financing, without further application to or order of this court, including, without limitation: (i) the execution and performance of the Post-Petition Credit Documents, (ii) the payment of the DIP Agent and the DIP Lenders, on a non-refundable basis, of the fees set forth in all documentation relating to the DIP facility, including, without limitation, facility fees, commitment fees, agent's administration fees, letter of credit fees, fronting fees, other reasonable fees, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) and all amounts owing at any time in respect of the indemnification provisions of the Post-Petition Credit Documents.

     15. All collateral sold or otherwise disposed of by the DIP Agent and/or the DIP Lenders pursuant to the terms of this Interim Order and the Post-Petition Credit Documents shall be sold or otherwise disposed of free and clear of any interests in such property pursuant to

Sections 363(b)(1) and 363(f) of the Bankruptcy Code without any further application to or order of this Court and with three Business Days' notice to counsel to the Debtors, counsel for any official committee or committees appointed in the Cases and the United States Trustee. Such sales may be scheduled and noticed and neither the DIP Agent nor the DIP Lenders shall have any duty to marshal assets or to be bound by any other doctrine which could prohibit or restrict the ability of the DIP Lenders in choosing to foreclose or realize upon any portion of the Post-Petition DIP Collateral, subject to the conditions that (x) the DIP Agent and the DIP Lenders shall be obligated to apply the proceeds of any realization by the DIP Lenders from the foreclosure on the Post-Petition DIP Collateral in the manner set forth in paragraph 16 below and (y) the DIP Agent and the DIP Lenders shall not exercise the rights set forth in this paragraph upon any Post-Petition DIP Collateral securing the Senior Liens or the Bonding Liens unless (i) with respect to collateral other than receivables, the Post-Petition DIP Collateral is sold subject to such Senior Lien or Bonding Lien, or (ii) the holder of such Senior Lien or Bonding Lien otherwise consents. The right of the DIP Agent and the DIP Lenders to exercise all of their remedies with respect to the liens and security interests encumbering the Post-Petition DIP Collateral and securing the obligations of the Debtors to the DIP Lenders with respect to the Post-Petition Financing in accordance with the provisions of this Interim Order without delay is an integral and fundamental part of the Post-Petition Financing, and all advances made by the DIP Lenders under the Post-Petition Credit Agreement are made in reliance upon such right.

     16. The proceeds of any Post-Petition DIP Collateral obtained as a result of any exercise of remedies pursuant to the terms of this Interim Order or any of the Post-Petition Credit Documents shall be applied, subject to the Carve-Out, as follows:

          (i) first, to the payment of any and all expenses and fees (including reasonable attorneys' fees and expenses) incurred by the DIP Agent and the DIP Lenders in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Post-Petition Collateral;

          (ii) second, to the extent proceeds remain after the payment pursuant to preceding clause (i), if the Post-Petition Collateral is encumbered by a Senior Lien, Bonding Lien or Account Intermediary Replacement Lien and such Post-Petition Collateral has not been sold subject to such Senior Lien, Bonding Lien or Account Intermediary Replacement Lien, an amount equal to the outstanding obligations owing to the holder of such Senior Lien, Bonding Lien or Account Intermediary Replacement Lien which are secured thereby shall be paid into an escrow fund and held by an escrow agent satisfactory to such holder as substitute collateral for such obligations, and/or be paid directly to such holders, as the Court may deem appropriate in the circumstances;

          (iii) third, to the extent proceeds remain after the payment pursuant to preceding clauses (i) and (ii), the Total Commitment under the DIP Facility shall be permanently reduced or cash-collateralized in an amount equal to such proceeds,

          (iv) fourth, to the extent proceeds remain after the payment pursuant to preceding clauses (i), (ii) and (iii), an amount equal to the outstanding Obligations owing to the DIP Lenders shall be paid to the DIP Agent, for the ratable benefit of the DIP Lenders, for application to such Obligations; and

          (v) fifth, to the extent proceeds remain after the payment pursuant to preceding clauses (i), (ii), (iii) and (iv), if the Total Commitment under the Post-Petition Credit Agreement has been terminated, and no Letters of Credit (other than letters of credit with respect to which the Borrowers have deposited cash collateral as provided in the Post-Petition Credit Documents), Loans or other Obligation to the DIP Agent or the DIP Lenders under the Post-Petition Credit Documents or this Interim Order remains outstanding, any surplus then remaining shall be paid as ordered by the Court.

     17. The DIP Agent and the DIP Lenders shall be entitled to exercise all rights and remedies as and when permitted under, and upon such notice as expressly required in, this Interim Order and the Post-Petition Credit Documents, and in connection with their exercise of any such rights and remedies thereunder or hereunder in accordance with the terms of the Post-Petition Credit Documents, and Debtors shall cooperate and comply with the requests of the DIP Lenders and the DIP Agent with respect to the enforcement thereof.

     18. Upon three Business Days' notice of the occurrence of an Event of Default to counsel to the Debtors, counsel for any official committee that may be appointed in the Cases and counsel to the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens and the United States Trustee, the automatic stay provisions of Section 362 of the Bankruptcy Code shall be deemed vacated and modified to the extent necessary so as to permit the DIP Agent and the DIP Lenders to exercise all rights and remedies provided for in this Interim Order and in the Post-Petition Credit Documents, or otherwise available under applicable nonbankruptcy law, without filing further pleadings or application to or order of this Court; provided, however, that the DIP Agent and the DIP Lenders may terminate the Commitments, accelerate the Loans and impose an administrative freeze or administrative hold with respect to any cash collateral held by the DIP Agent immediately upon the occurrence of an Event of Default.

     19. Notwithstanding any other provisions of this order, upon the occurrence of a Triggering Event, as defined in the Inter-Creditor Agreement (which is
attached as Exhibit [    ] to the Motion for Approval of Stipulation and Order
Authorizing Debtors to Obtain Post-Petition Surety Bonds and To Enter Into Indemnity Agreements), the Surety Participants (as defined in the Inter-Creditor Agreement) shall upon three business days' notice to counsel to the Debtors, counsel to the DIP Agent and the DIP Lenders, counsel to the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, and the United States Trustee, be entitled to pursue any and all remedies and rights referred to in paragraph 7(b) of the Inter-Creditor Agreement, unless the Court orders otherwise.

     20. Accounts established or maintained pursuant to the terms of the Post-Petition Credit Agreement or the Cash Collateral Order shall not be subject to the provisions of

Section 345(b) of the Bankruptcy Code so that neither the Debtors nor the DIP Agent nor any other holder of such accounts shall be required to post a bond or deposit securities in connection with any deposit into such accounts.

     21. The provisions of this Interim Order shall be binding upon and inure to the benefit of the DIP Agents, the DIP Lenders, the Debtors and the Canadian Entities and their respective successors and assigns. Moreover, this Interim Order shall bind any trustee hereinafter appointed for the estates of the Debtors, whether in this Chapter 11 proceeding or in the event of conversion of the Chapter 11 Cases to a liquidation under Chapter 7 of the Bankruptcy Code, to the fullest extent permitted by law including notice provisions. Such binding effect is an integral part of this transaction and the DIP Financing. The Debtors shall jointly and severally be obligated to repay all Obligations of the Debtors and the Canadian Entities in respect of the DIP Financing (other than certain obligations with respect to letters of credit then outstanding with respect to which the Debtors will be required to deposit cash collateral as provided in the Post-Petition Credit Documents) on the earlier of the Maturity Date or the Termination Date.

     22. The Debtors waive their rights, to the fullest extent permitted by law and consistent with their fiduciary obligations, to seek an order, or to consent to any right brought by any other party for an order dismissing or converting any of the Cases under Section 305 or 1112 of the Bankruptcy Code or otherwise, without the consent of the DIP Lenders, unless prior to the entry thereof:

          (i) all obligations (excluding Letters of Credit that have been cash collateralized or subject to backing letters of credit in accordance with the provisions of the Post-Petition Credit Agreement) shall have been paid in full, or

          (ii) all material assets of the Debtors and the Canadian Entities shall have been liquidated and the proceeds thereof distributed in accordance with the priorities established by the Cash Collateral Order, this Interim Order and the Post-Petition Credit Documents.

     23. The provisions of this Interim Order shall be immediately effective upon entry of this Interim Order by the Court, and any actions taken pursuant hereto shall survive entry of, and shall govern with respect to any conflict with, any order which may be entered confirming any plan of reorganization or which may be entered dismissing the Chapter 11 Cases or converting the Chapter 11 Cases to Chapter 7 liquidations or lifting the stay in the Canadian Cases to permit the appointment of a receiver or a receiver and manager (or any entity with substantially similar powers) of the assets of any Canadian Entity. The terms and provisions of this Interim Order as well as the Super-Priority Claims and the Post-Petition Liens, and all rights of the DIP Agents and the DIP Lenders and the Obligations created or arising pursuant hereto and pursuant to the Post-Petition Credit Documents, shall continue in the Chapter 11 Cases and in any superseding proceedings under the Bankruptcy Code, and in Canada in any superseding proceedings under the CCAA, and the Super-Priority Claims and the Post-Petition DIP Liens shall maintain their priority as provided by the Cash Collateral Order this Interim Order and the Post-Petition Credit Documents until satisfied and discharged in accordance with the terms of the Post-Petition Credit Documents or otherwise modified in accordance with the terms thereof. If any or all of the provisions of this Interim Order are hereafter modified (other than in accordance with the terms of the Post-Petition Credit Agreement), vacated or stayed, such stay, modification or vacation shall not affect the validity of any of the Obligations incurred prior to the effective date of such stay, modification or vacation, or the validity and enforceability of any security interest, lien, priority or right authorized or created hereby or pursuant to the Post-Petition Credit Documents. Notwithstanding any such stay, modification or vacation, the Obligations incurred prior to the affective date of such stay, modification or vacation shall be governed in all respects by the original provisions of this Interim Order, and the DIP Agent and each DIP Lender shall be entitled to all the rights, remedies, privileges and benefits, including the security interests, liens and priorities granted herein and pursuant to the Post-Petition Credit Documents, with respect to such Obligations. All advances under the Post-Petition Credit Agreement are made in reliance upon this Interim Order, and the Obligations in respect of such advances made prior to the effective date of any stay, modification or vacation of this Interim Order cannot (i) be subordinated, (ii) lose their super-priority status or (iii) be deprived of the benefit of the status of the liens granted to the DIP Agent and the DIP Lenders, as a result of any subsequent order in the Cases.

     24. In the event of any express conflict between the terms of this Interim Order and the terms of the Post-Petition Credit Documents, the terms of this Interim Order shall control.

     25. The provisions of this Interim Order shall immediately be binding upon and inure to the benefit of the DIP Agent, the Pre-Petition Agents, the DIP Lenders, the Pre-Petition Lenders, the Debtors, and their respective successors and assigns, including any trustee or other fiduciary hereafter appointed in the Chapter 11 Cases a legal representative of the Debtors or the Debtors' estates, a trustee in bankruptcy, or a receiver and manager (or any entity with substantially similar powers) in the Canadian Cases.

     26. The Debtors shall, within three (3) days of the date hereof, mail notice of the approval of this Interim Order, in the form as annexed as an Exhibit to the Motion, together with a copy of this Interim Order, to each of their utility service providers and lessors of non-residential real property, and to the parties having been given notice of the Preliminary Hearing and to any other party which has filed a request for notices with the Court and to counsel for any committee appointed pursuant to Section 1102 of the Bankruptcy Code. The notice of approval of this Interim Order shall state that any party in interest objecting to this Interim Order as a final Order shall file written objections with the Clerk of the United States Bankruptcy Court for the District of Delaware no later than July 22, 1999 at 4:00 p.m. (the "Objection Deadline"), which objections shall be served so that the same are received on or before such date by: (a) Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606, Attention: David S. Kurtz, Esq. and Jeffrey W. Linstrom, Esq., Stikeman, Elliott, Commerce Court West, Suite 5300 Toronto, Ontario M5L 1B9, Attention: Sean F. Dunphy, Esq. and Skadden, Arps, Slate, Meagher & Flom LLP, One Rodney Square, P.O. Box 636, Wilmington, Delaware 19899,
Attention: Gregg M. Galardi, Esq., attorneys for the Debtors; (b) White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Howard S. Beltzer, Esq., Blake, Cassels & Graydon, Box 25, Commerce Court West, Toronto, Ontario M5L 1A9, Attention: Susan M. Grundy, Esq., and Young, Conaway, Stargatt & Taylor, 1100 North Market Street, 11th Floor, Wilmington, Delaware 19801,
Attention: S. David Peress, Esq., attorneys for the DIP Agents and the DIP Lenders, (c) Miller Canfield Paddock and Stone, PLC, 150 West Jefferson, Suite 2500, Detroit, Michigan 48226, Attention: Jonathan S. Green, Esq., attorneys for Comerica Bank in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, (d) Sidley & Austin, 875 Third Avenue, New York, NY 10022, Attention: J. Ronald Trost, Esq., and Osler, Hoskin & Harcourt, P.O. Box 50, 1 First Canadian Place, Toronto, Ontario M5X 1B8,
Attention: Edward Sellers, Esq., attorneys for CIBC in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, and (e) the Office of the United States Trustee.

     27. If no such written objection is timely served and filed in accordance with paragraph 26, this Interim Order shall be deemed the Final Order on the Objection Deadline and this Interim Order shall continue on a final basis and remain in full force and effect and shall constitute final authority for the balance of the Post-Petition Financing, and any objection by any party in interest to the terms of this Interim Order and the relief requested in the Motion shall be deemed forever waived. If a timely objection is served and filed, a final hearing to consider the Motion will be held on July 27, 1999 at 2:00 p.m.

Dated: Wilmington, Delaware
       June 28, 1999


                                            /s/ Judge M. Walrath
                                            -------------------------------
                                            UNITED STATES BANKRUPTCY JUDGE

                                                                    Exhibit B to
                                                                  SASM&F Opinion


                             Cash Collateral Order

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                               )
                                     )         Chapter 11
PHILIP SERVICES (DELAWARE),          )
  INC., et al.,                      )         Case No. 99-_____
                                     )         Through 99- _____ (____)
                   Debtors.          )
                                     )         Jointly Administered


                     STIPULATION AND ORDER AUTHORIZING AND
                     RESTRICTING USE OF CASH COLLATERAL AND
             GRANTING ADEQUATE PROTECTION OF CERTAIN SECURED CLAIMS

     This Stipulation and Order (the "Stipulation and Order") is made by and among Philip Services (Delaware), Inc. ("PSI"), Philip Services Corp. ("PSC", and together with PSI, the "Borrowers") and each of their affiliates that are Restricted Subsidiaries' (as defined in the Pre-Petition Credit Agreement (as defined below)) (the Restricted Subsidiaries, together with the Borrowers, the "Philip Entities")(2), and the lenders party to the Credit Agreement dated as of August 11, 1997, as amended from time to time through the Petition Date, as defined below (as

_______________

(1) Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Pre-Petition Credit Agreement (as defined below).

(2) This Stipulation and Order reflects the contractual agreement of each of the Philip Entities but does not reflect the consent to jurisdiction by any Philip Entity that is not otherwise subject to the jurisdiction of this Court. Furthermore, the rights and obligations of the Canadian Entities (as defined below) under this Stipulation and Order are expressly conditioned upon the court in the Canadian Cases (as defined below) authorizing the Canadian Entities to enter into this Stipulation and Order.

amended, the "Pre-Petition Credit Agreement") among the Borrowers, Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent (in such capacity, the "Pre-Petition Administrative Agent"), Bankers Trust Company ("BTCo"), as Syndication Agent, and CIBC and BTCo, as Co-Arrangers, (CIBC and BTCo collectively, the "Pre-Petition Agents"), the various lenders from time to time parties thereto (collectively, the "Pre-Petition Lenders"), and the holders of the Account Intermediary Receivable Liens (as defined below) and the Other Account Intermediary Liens (as defined below).

                    Findings of Fact and Conclusions of Law

THE COURT HEREBY FINDS:

     A. This Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157(b) and 1334. Consideration of this matter constitutes a core proceeding as defined in 28 U.S.C. Section 157(b)(2). The statutory predicates for the relief sought herein are Sections 105, 361, 362, 363 and 364 of title 11 of the United States Code (the "Bankruptcy Code") and Rule 4001(b), (c) and
(d) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"). Venue of the Chapter 11 Cases (as defined below) and the motion seeking approval of this Stipulation and Order in this District is proper pursuant to 28 U.S.C. Sections 1408 and 1409.

     B. On June 25, 1999 (the "Petition Date"), PSC and certain of its direct and indirect subsidiaries incorporated in the United States, including PSI (collectively, the "Debtors") filed petitions for relief (the "Chapter 11 Cases") pursuant to Chapter 11 of the Bankruptcy Code with the Clerk of the United States Bankruptcy Court for the District of Delaware (the "Court"). The Chapter 11 Cases have been consolidated for procedural purposes only. On June 25, 1999, PSC and certain direct and indirect subsidiaries of PSC incorporated in Canada (the "Canadian

Entities") filed insolvency proceedings in the Superior Court of Ontario (the "Canadian Court") under the Companies' Creditors Arrangement Act (the "CCAA"). The proceeding commenced under the CCAA is hereinafter referred to as the "Canadian Case" and, collectively with the Chapter 11 Cases, the "Cases").

     C. The Debtors have continued in the management and operation of their business and property as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee, examiner or creditors committee has been appointed in the Chapter 11 Cases, nor has any request for the appointment of a trustee or examiner been made.

     D. PSC and its direct and indirect subsidiaries are an integrated metals recovery and industrial services company which provides metals recovery and processing services, by-products recovery, and industrial outsourcing services to major industry sectors with over 230 locations in the United States, Canada and Europe. PSC's primary base of operations is in the United States. PSC is organized into two operating divisions, the Metals Services Group and the Industrial Services Group. The Metals Services Group is one of the largest ferrous scrap processors in North America and the United Kingdom and has approximately 2,000 employees. The Industrial Services Group is an integrated provider of by-products recovery and industrial outsourcing with a network of over 200 facilities and approximately 10,000 employees. For the year ended December 31, 1998, PSC had revenue of $2.0 billion.

     E. Prior to the Petition Date, the Pre-Petition Lenders loaned money to, and issued letters of credit for the account of, the Borrowers (such loans and letters of credit collectively, the "Pre-Petition Loans") pursuant to the Pre-Petition Credit Agreement. The Restricted Subsidiaries, including each of the Borrowers' subsidiaries that are Debtors herein, executed guarantees of the Borrowers' obligations under the Pre-Petition Credit Agreement and each Borrower executed a guaranty of the other Borrower's obligations under the Pre-Petition Credit Agreement. The obligations of the Debtors, other than PSC, under the Pre-Petition Credit Agreement and the guarantees were secured in accordance with that certain U.S. Security Agreement dated as of March 16, 1998, as well as various mortgages and other security documents, and the obligations of the Canadian Entities under the Pre-Petition Credit Agreement and the guarantees were secured in accordance with that certain Canadian Security Agreement dated as of March 16, 1998, as well as various mortgages and other security documents (all guarantees and security documents collectively with the Credit Agreement, the "Pre-Petition Credit Documents").

          F.   The Philip Entities acknowledge that:

          1. As of the Petition Date, the Philip Entities were, and remain, indebted to the Pre-Petition Lenders, without defense, counterclaim or offset of any kind, in the approximate amount of $1 billion (collectively, the "Indebtedness"). The Indebtedness constitutes a legal, valid and binding obligation of the Philip Entities, enforceable in accordance with the terms of the Pre-Petition Credit Documents, no offsets, defenses or counterclaims to the Indebtedness exist, and no portion of the Indebtedness is subject to avoidance or subordination pursuant to the Bankruptcy Code or other applicable law.

          2. Except for de minimis exceptions,(3) and subject to the Senior Liens (as defined below), by reason of the Pre-Petition Credit Documents, the Indebtedness is

------------------------

(3) The Debtors believe that the Pre-Petition Lenders' security interests in certain of the

                                                                 (continued...)

     secured by valid and enforceable first-priority liens and security interests granted by the Philip Entities to CIBC as security agent, for the ratable benefit of the Pre-Petition Lenders, upon all of the Philip Entities' right, title and interest in, to and under the property of each described in the Pre-Petition Credit Documents to which they are a party, constituting substantially all of the Philip Entities' present and future undertaking, property and assets of any kind, including, without limitation, (i) real property, (ii) accounts receivable, (iii) contracts and contract rights, (iv) inventory, (v) equipment, including without limitation, rolling stock, (vi) trademarks, service marks and trade names, together with the registrations and right to all renewals thereof, and the goodwill symbolized by such trademarks, service marks and trade names,
     (vii) patents, (viii) copyrights, (ix) computer programs and all intellectual property rights therein and all proprietary information and trade secrets, (x) all other goods, general intangibles, chattel paper, documents, investment property, securities and instruments, and (xi) all proceeds and products of any of the foregoing (collectively, the "Pre-Petition Collateral").

---------------
(...continued)

     Debtors' vehicles (with an estimated value of $20,000,000) are either not properly perfected or have been perfected within the last 90 days. The Debtors have expressly reserved their rights to contest the validity of the Pre-Petition Lenders' liens and security interest in these vehicles and any other collateral which may have been perfected within 90 days of the Petition Date.

     The foregoing is a general description of the Pre-Petition Collateral and is not intended to limit the collateral in which the Pre-Petition Lenders hold a security interest or lien as set forth in the Pre-Petition Credit Documents. For purposes of this Stipulation and Order, "proceeds" shall mean proceeds as defined in the Uniform Commercial Code as enacted in the State of New York, as well as (x) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Philip Entities from time to time with respect to any of the Pre-Petition Collateral or Post-Petition Collateral (as defined below) and (y) any and all payments (in any form whatsoever) made or due and payable to the Philip Entities in

                                                                  (continued...)

          3. Except as disclosed in footnote 3, the Pre-Petition Lenders' liens and security interests in the Pre-Petition Collateral are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination, except such liens and security interests are junior and subordinate to (a) the liens and security interests granted to the lenders and agents under the post-petition financing described below (the "DIP Financing Liens"), (b) pre-existing validly perfected and unavoidable liens and security interests that were senior to the Pre-Petition Lenders' liens and security interests as of the Petition Date and other rights, if any, that may be prior under applicable law (the "Pre-Petition Senior Liens"),
     (c) the liens of the LC Issuers and the LC Lenders under the Pre-Petition Credit Agreement in specified cash collateral held under Section 5.06 of the Pre-Petition Credit Agreement and the holders of liens in specified cash collateral granted in connection with the Permitted LC Facility in the Pre-Petition Credit Agreement (the "LC Liens"), (d) liens on Canadian accounts receivable and the proceeds thereof addressed in documentation executed in connection with the establishment and maintenance of operating accounts of certain of the Canadian Entities at CIBC and the maintenance of operating accounts of certain of the Debtors at Comerica Bank (the "Account Intermediary Receivable Liens"), and (e) liens on specified cash collateral which was also addressed in documentation executed in connection with the establishment and maintenance of operating accounts of certain of the Canadian Entities at CIBC and the

 _________________
 (...continued)

     connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pre-Petition Collateral or Post-Petition Collateral, by any governmental body, authority, bureau or agency (or any person under color of governmental authority).

     maintenance of operating accounts of certain of the Debtors at Comerica Bank and in other documentation entered into in connection with the establishment of the Permitted LC Facility under Amending Agreement No. 3 to the Pre-Petition Credit Agreement (the "Other Account Intermediary Liens", and together with the DIP Financing Liens, the Pre-Petition Senior Liens, the LC Liens and the Account Intermediary Receivable Liens, the "Senior Liens").

          4. The LC Liens, the Account Intermediary Receivable Liens, and the Other Account Intermediary Liens in the Pre-Petition Collateral securing the claims of the holders of such liens, are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination.


          5. By reason of the foregoing described liens and security interests, the Pre-Petition Lenders have valid and perfected first-priority liens, subject to the Senior Liens, as applicable, on, among other things, all of the Debtors and the Canadian Entities cash collateral, as such term is defined in the Bankruptcy Code, including, without limitation, all funds on deposit at the banks at which the Debtors' and the Canadian Entities' maintain their cash management system, all proceeds of the Debtors' and the Canadian Entities' accounts and all other proceeds of the Pre-Petition Collateral (the "Cash Collateral").


          6. By reason of the foregoing described liens and security interests, the holders of the LC Liens, the Account Intermediary Receivable Liens and the Other Account Intermediary Liens have valid an perfected first-priority liens in that portion of the Cash Collateral securing such liens.

     G. An immediate and critical need exists for the Philip Entities to use the Cash Collateral in order to continue the operation of their business. Without such funds, the Philip Entities will not be able to pay their payroll and other direct operating expenses and obtain goods and services needed to carry on their business in a manner that will avoid irreparable harm to the Debtors' estates. The ability of the Philip Entities to use the Cash Collateral and to have available to them sufficient working capital and liquidity through the incurrence of credit in respect of the Cash Collateral is vital to the confidence of their major customers and vendors and their employees and to the preservation and maintenance of the going concern values of the Debtors' estates. Additionally, it is a condition precedent to availability under the DIP Financing (defined below) that the Philip Entities are allowed to utilize the Cash Collateral as described herein.

     H. The Pre-Petition Collateral securing the Indebtedness constitutes substantially all of the Debtors' assets. The Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens object to the use by the Debtors of the Pre-Petition Collateral, including the Cash Collateral, except on the terms of this Stipulation and Order. The Debtors are unable to obtain the required funds to replace such Cash Collateral, in the form of unsecured credit or unsecured debt allowable under Section 503(b)(1) of the Bankruptcy Code as an administrative expense pursuant to Section 364(a) or (b) of the Bankruptcy Code, unsecured debt having the priority afforded by Section 364(c)(1) of the Bankruptcy Code, or debt secured as described in Section 364(c)(2) or (3) of the Bankruptcy Code.

     I. The Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens are willing to consent and agree to the Debtors' and the Canadian Entities' use of the Cash Collateral, subject to the conditions set forth herein. The Pre-Petition Lenders, the Pre-Petition Agents and holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens have acted in good faith in consenting to and negotiating the terms upon which they have agreed to provide the cash collateral arrangements contemplated by this Stipulation and Order.

     J. Pursuant to a credit agreement dated as of June 28, 1999 (as amended from time to time pursuant to the terms thereof, together with all agreements, documents and instruments delivered in connection therewith, the "DIP Credit Agreement"), the Debtors have moved for authorization to enter into and access a revolving credit and letter of credit facility to be provided by all or a sub-group of the Pre-Petition Lenders providing up to $100,000,000 in aggregate debtor-in-possession financing (the "DIP Financing"), to be used to finance the working capital and general corporate requirements of the Debtors and the Canadian Entities during the Cases.

     K. As set forth in the motions filed in the Cases seeking interim and final approval for the DIP Financing (any such interim and final orders, collectively, the "DIP Order" and, together with the DIP Credit Agreement, the "DIP Financing Documents"), the DIP Financing is to be secured by, among other things, a lien senior to the liens of the Pre-Petition Lenders and the Pre-Petition Agents on the Pre-Petition Collateral securing the Indebtedness pursuant to Section 364(d)(1) of the Bankruptcy Code.

     L. Pursuant to the Bankruptcy Code, the Debtors are required to provide adequate protection to the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens in respect of their use of the Pre-Petition Collateral (including the Cash Collateral) and in respect of the liens granted to the agent and lenders under the DIP Credit Agreement. The protections provided pursuant to the terms and conditions of this Stipulation and Order shall be deemed to constitute adequate protection of the interests of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens in the Cash Collateral for so long as the Debtors shall be entitled to use the Cash Collateral pursuant to this Stipulation and Order, and/or for so long as the Canadian Entities shall be entitled to use the Cash Collateral in the Post-Petition Proceeds Account (as defined below) pursuant to this Stipulation and Order and pursuant to an order of the Canadian Court.

     M. Notice of this Stipulation and the motion for a preliminary hearing (the "Preliminary Hearing") in connection herewith (the "Motion") has been provided to (i) the Office of the United States Trustee; (ii) the Pre-Petition Agents; (iii) the agent under the DIP Credit Agreement, (iv) the known holders of the material Senior Liens, and (v) the twenty largest unsecured creditors of the Debtors. Appropriate notice of the Preliminary Hearing and the relief requested in the Motion has been given pursuant to Sections 102(1) and 363 of the Bankruptcy Code and Bankruptcy Rules 2002, 4001(b), 4001(c) and 4001(d).

     N. Good cause has been shown for the entry of this Order. Among other things, entry of this Order will minimize disruption of the Debtors' business and operations and the business and operations of the Philip Entities generally, and permit them to meet payroll and other operating expenses, obtain needed supplies and retain customer and supplier confidence by demonstrating an ability to maintain customer delivery schedules and vendor payment schedules. The financing and cash collateral use arrangement authorized hereunder and access to the DIP Financing are vital to avoid immediate and irreparable harm to the Debtors' estates and to allow the Debtors to operate in the ordinary course of business. Consummation of such financing and cash collateral arrangements therefore are in the best interests of the Debtors' estates.

     O. The credit and adequate protection arrangements authorized hereunder have been negotiated in good faith and at arm's length among the Philip Entities, the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, and the terms of such arrangements are fair and reasonable under the circumstances and reflect the Philip Entities' exercise of prudent business judgment consistent with their fiduciary duties and are supported by reasonably equivalent value and fair consideration.

     P. The Debtors have requested immediate entry of this Stipulation and Order pursuant to Bankruptcy Rule 4001(b)(2) and (c)(2). The permission granted herein to use the Cash Collateral is necessary to avoid immediate and irreparable harm to the Debtors, their estates, and to the Philip Entities generally. Entry of this Stipulation and Order is in the best interests of the Debtors' respective estates and creditors as its implementation will, among other things, sustain the operation of the Debtors' existing business and enhance the Debtors' prospects for successful reorganization.

     Based on the foregoing.

     IT IS HEREBY STIPULATED, CONSENTED, AGREED AND ORDERED as follow:


                          Effectiveness of Stipulation

     1. This Stipulation and Order shall have no force or effect, and the Debtors shall not be authorized to use any of the Cash Collateral, unless and until it is approved by the Court.

                         Management of Cash Collateral

     2. The Debtors shall establish and maintain a cash management system as provided in the DIP Credit Agreement. The Canadian Entities shall maintain bank account arrangements as provided in the DIP Credit Agreement and as ordered by the Canadian Court. All funds subject to such cash management systems and bank account arrangements shall be subject to the liens and superpriority administrative claims of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of Account Intermediary Receivable Liens and the Other Account Intermediary Liens, as hereinafter provided.

     3. Subject to the approval of this Stipulation and Order, BTCo, in its capacity as administrative agent under the DIP Credit Agreement (in such capacity, the "DIP Agent"), shall establish and maintain an interest-bearing account (the "Post-Petition Proceeds Account") into which the Pre-Petition Administrative Agent shall transfer, subject to the relative priorities (without the need to take any steps to maintain perfection in respect thereof) of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens, any funds remaining in the account (the "Pre-Petition Proceeds Account") established pursuant to the Proceeds Agreement dated April 5, 1999, as amended, made by and among the Philip Entities and the Pre-Petition Lenders. All funds deposited into the Post-Petition Proceeds Account shall be subject to the liens and superpriority administrative claims of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens, as hereinafter provided.

     4. The Debtors shall direct that the proceeds of all post-petition asset sales other than proceeds obtained from the sale or transfer of inventory in the normal course of business (the "Post-Petition Asset Sales"), including any non-cash proceeds in the form of instruments and bills of exchange, net only of reasonable costs and expenses and of payment of indebtedness secured by any Pre-Petition Senior Liens on such assets that are not assumed by the acquirer of such assets, be delivered directly to the DIP Agent on the closing dates thereof, subject to the Account Intermediary Receivable Liens, if and to the extent applicable.

     5. The DIP Agent shall use the cash proceeds of Post-Petition Asset Sales, other than any funds generated by a sale, if any, of the US Ferrous division of the Philip Entities (the "US Ferrous Proceeds"), first to repay any amounts then outstanding under the DIP Financing Documents or pursuant to paragraph 35 hereof, and shall deposit any balance of such funds into the Post-Petition Proceeds Account; provided, however, that all proceeds of Post-Petition Asset Sales received by the DIP Agent plus all cash proceeds at any time deposited into the Pre-Petition Proceeds Account (without giving effect to any disbursements from the Pre-Petition Proceeds Account prior to the Petition Date) in excess of $93,000,000 (after post-closing adjustments of no greater than $4,000,000 with respect to the proceeds of the pre-petition sale of certain assets of the aluminum division of the Philip Entities deposited into the Pre-Petition Proceeds Account), shall be deposited into a separate interest-bearing account to be established by the DIP Agent (the "Excess Proceeds Account"), and all funds deposited into the Excess Proceeds Account shall be held by the DIP Agent (a) in the absence of an event of default under the DIP Credit Agreement, for application in accordance with the provisions of the pre-arranged plan of reorganization to be filed by the Debtors as contemplated by the Lock-up Agreement dated as of June 21, 1999 among the Philip Entities and the Pre-Petition Lenders parties thereto (the "Plan"), or, (b) upon the occurrence of an event of default under the DIP Credit Agreement which results in the termination of the commitments of the lenders under the DIP Financing, to repay any amounts outstanding under the DIP Financing Documents.

                             Use of Cash Collateral

     6. In the absence of an Event of Default (as defined below), and except as provided below, (a) Cash Collateral shall be advanced from the Post-Petition Proceeds Account to the Debtors and the Canadian Entities in accordance with and to the extent permitted in the Budget, as described below, (b) the Debtors (and the Canadian Entities subject to an order of the Canadian Court) shall be authorized to use all other Cash Collateral (excluding any Cash Collateral securing the LC Liens or the Other Account Intermediary Liens, or Cash Collateral deposited in the Excess Proceeds Account) in the ordinary course of business, subject to any restrictions imposed by (i) the Bankruptcy Code (as modified by Order of the Court), (ii) the DIP Financing Documents, and (iii) the Stipulation and Order Authorizing Debtors to Obtain Post-Petition Surety Bonds and to Enter into Indemnity Agreements, (the "Bond Order") and (c) the DIP Agent shall withdraw funds from the Post-Petition Proceeds Account or from any other Cash Collateral held by the DIP Agent (excluding any Cash Collateral deposited into the Excess Proceeds Account) to the extent necessary to repay amounts outstanding under the DIP Financing Documents. The Debtors and the Canadian Entities hereby waive any and all rights to use the Cash Collateral securing the LC Liens or the Other Account Intermediary Liens, or any Cash Collateral deposited in the Excess Proceeds Account.

     7. If at the relevant time any of the Cash Collateral held in the Post-Petition Proceeds Account is subject to the Account Intermediary Receivable Liens, all releases of Cash Collateral from the Post-Petition Proceeds Account
(a) shall be deemed to have been made by the holders of the Account Intermediary Receivable Liens in the same proportion as the amount of funds subject to the Account Intermediary Receivable Liens then in the Post-Petition Proceeds Account bears to the total funds then in the Post-Petition Proceeds Account, and (b) shall be deemed to have been made by the Pre-Petition Lenders in the same proportion as the amount of funds not subject to the Account Intermediary Receivable Liens then in the Post-Petition Proceeds Account bears to the total funds then in the Post-Proceeds Account. All releases of Cash Collateral other than from the Post-Petition Proceeds Account shall be deemed to have been made by the Pre-Petition Lenders only.

     8. The Debtors may not use Cash Collateral hereunder if the right of the Debtors and the Canadian Entities to use Cash Collateral has terminated pursuant to the provisions of this Stipulation and Order.

     9. Notwithstanding anything herein to the contrary, no Cash Collateral may be used to object to or contest in any manner, or raise any objections, counterclaims or defenses to, the validity, perfection, priority or enforceability of the claims or liens of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens, the LC Liens, or the DIP Financing
Liens, or the liens of claims of the collateral and security agents under the Pre-Petition Credit Documents or under the DIP Financing Documents, or assert any claims or causes of action against the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens, the LC Liens or the DIP Financing Liens or the collateral and security agents under the Pre-Petition Credit Documents or under the DIP Financing Documents.

     10. Any and all Cash Collateral payments or other proceeds remitted (including payments or proceeds remitted pursuant to paragraph 29 hereof), or deemed to be remitted, the Pre-Petition Administrative Agent for the benefit of the Pre-Petition Lenders pursuant to this Stipulation and Order (i) shall (subject to the Senior Liens and the Carve-Out (as defined below), as applicable) be received by the Pre-Petition Agents for the benefit of the Pre-

Petition Lenders free and clear of any claim, charge, deduction, assessment or other liability, including, without limitation, any such claim, charge or deduction arising out of or based on, directly or indirectly, Sections 506(c) or 552(b) of the Bankruptcy Code, all of which are hereby waived by the Philip Entities and (ii) shall be paid and applied, and deemed paid and applied, subject to Section 502(b)(2) of the Bankruptcy Code, after making any payments (or establishing any reserves) required in respect of the Senior Liens and the Carve-Out, as applicable, in accordance with the provisions of the Pre-Petition Credit Agreement.

                                     The Budget

     11. PSC and PSI have prepared a budget dated April 1, 1999 (the "Budget"), a copy of which will be filed promptly with the Court, which has been approved in form and substance by the Pre-Petition Agents and the Required Lenders. The Budget reflects projected utilization of DIP Financing and Cash Collateral held in the Post-Petition Proceeds Account, from the Petition Date through the maturity date of the DIP Financing, calculated on a monthly basis.

     12. Notwithstanding anything contained herein to the contrary, no funds shall be released to the Debtors or the Canadian Entities from the Post-Petition Proceeds Account (a) except upon a written request of an Authorized Officer (as defined in the DIP Credit Agreement), in the form annexed as Exhibit A, accompanied by a certificate of such Authorized Officer, in the form annexed as Exhibit B, certifying the availability of the amount requested pursuant to the Budget and representing that (i) the Philip Entities require the amount requested in order to maintain operations as reflected in the Budget and such funds are not readily available elsewhere, and (ii) no Event of Default has occurred under this Stipulation and Order that has not been cured or waived, or
(b) in excess of the Available Amount as calculated in Exhibit B.

                     Right to Inspect: Copies of Documents

     13. The Philip Entities agree and are hereby directed to allow the Pre-Petition Agents and the holders of the Account Intermediary Receivable
Liens to send representatives, including accountants and appraisers, to the premises of any of the Philip Entities to examine the books, records, operations and assets of the Philip Entities and to provide such representatives full access to the Philip Entities.

     14. The Philip Entities will provide the Pre-Petition Administrative Agent and the holders of the Account Intermediary Receivable Liens with copies of any and all documents that they provide to the DIP Agent, any statutory or unofficial committee appointed or appearing in the Cases, or the Office of the United States Trustee, or file in the Cases. Such documents shall be provided at the same time that they are filed in the Cases or provided to any of the entities identified in the immediately preceding sentence. The Philip Entities shall also provide the Pre-Petition Administrative Agent and the holders of the Account Intermediary Receivable Liens with copies of all business plans, restructuring proposals, and similar documents as they become available to the Philip Entities, and upon the request of the Pre-Petition Administrative Agent or the holders of the Account Intermediary Receivable Liens, shall promptly provide all consultants' reports and appraisals, including all audits, projections and other reports prepared by the accountants or financial advisors to any of the Philip Entities.

     15. Except in the event of an emergency or as otherwise provided herein or ordered by the Court, the Debtors and the Canadian Entities shall provide co-counsel to the Pre-Petition Lenders and co-counsel to the holders of the Account Intermediary Receivable Liens with at least five (5) days' prior notice of all motions, applications, requests or other papers filed by the Debtors or the Canadian Entities in, or in connection with, the Cases that could reasonably be expected to directly impact the claims, liens or rights of the Pre-Petition Lenders or the holders of the Account Intermediary Receivable Liens.


                   Debtors' Actions Outside of Ordinary Course

     16. The Debtors shall not take any action outside the ordinary course of their business without the prior approval of the Court following no less than ten (10) days' prior notice to counsel to the Pre-Petition Lenders and counsel to the holders of the Account Intermediary Receivable Liens and as required under Bankruptcy Rule 2002(a)(2), except in the event of an emergency, in which case the Debtors shall provide at least three (3) business days' prior notice together with a written explanation of the exigent circumstances requiring such shortened notice. Notwithstanding the foregoing, absent the approval of the Required Lenders, the Debtors shall not (a) make any payments outside the ordinary course of business to any of their officers, directors, employees, representatives or agents, other than the management retention arrangements approved by the Required Lenders or (b) sell assets outside the ordinary course of business.

     17. The Debtors shall deliver to the Pre-Petition Agents evidence satisfactory to the Pre-Petition Agents that adequate insurance is maintained on all material tangible Pre-Petition Collateral and Post-Petition Collateral (as defined below) as required under the Pre-Petition Credit Documents.


                      Grant of Security Interests and Liens

     18. As adequate protection for the use by the Debtors and the Canadian Entities of the Cash Collateral that is subject to the Account Intermediary Receivable Liens, and for the granting of the Bonding Liens (defined below) pursuant to the Bond Order, (i) the holders of the Account Intermediary Receivable Liens are hereby granted valid and perfected security interests in and to and liens (the "Account Intermediary Replacement Liens") upon all of the Debtors' and their respective estates' assets and interests in presently owned or hereafter acquired real and personal property of any kind or nature, wherever located, (excluding, unless the Stipulation and Order shall become a final order, the proceeds of any Chapter 5 avoidance actions) to the extent that the granting of the Bonding Liens or the use of the Cash Collateral results in a decrease in the value of the holders of the Account Intermediary Receivable Liens interests in such Cash Collateral during such period as the Debtors and the Canadian Entities shall be entitled to use Cash Collateral pursuant to this Stipulation and Order (the "Post-Petition U.S. Collateral"), and (ii) the Canadian Entities shall, if requested by the Holders of the Account Intermediary Receivable Liens, endeavor to obtain an order in the Canadian Cases granting the holders of the Account Intermediary Receivable Liens valid and perfected security interests in and to, and liens upon, all of the Canadian Entities' and their respective estates' assets and interests in presently owned or hereafter acquired real and personal property of any kind or nature, wherever located (the "Post-Petition Canadian Collateral," and collectively with the Post-Petition U.S. Collateral, the "Post-Petition Collateral"). Such security interests and liens shall be subject only to: (a) liens and security interests necessary to comply with bonding requirements of the Philip Entities as granted by the Philip Entities from time to time (the "Bonding Liens"), (b) the LC Liens, (c) the Other Account Intermediary Liens, (d) the Carve-Out (as defined below), and (e) the Pre-Petition Senior Liens.

     19. As adequate protection for the use by the Debtors and the Canadian Entities of the Cash Collateral and the other Pre-Petition Collateral, for the granting of the Pre-Petition Lenders' consent to the Bonding Liens pursuant to the Bond Order, and for the priming liens securing the DIP Financing Liens, the Pre-Petition Agents and the Pre-Petition Lenders are hereby granted valid and perfected security interests in and to, and liens upon (the "Pre-Petition

Lender Replacement Liens"), the Post-Petition U.S. Collateral (excluding, unless this Stipulation and Order shall become a final order, the proceeds of any Chapter 5 avoidance actions) to the extent that the granting of the Bonding Liens and the DIP Financing Liens or the use of the Cash Collateral and the other Pre-Petition Collateral results in a decrease in the value of the holders of the Pre-Petition Lenders' interests in such Cash Collateral or the Other Pre-Petition Collateral during such period as the Debtors and the Canadian Entities shall be entitled to use Cash Collateral pursuant to this Stipulation and Order. Such security interests and liens shall be subject only to: (a) the Bonding Liens, (b) the Senior Liens, (c) following the occurrence and during the continuance of an Event of Default (as such term is defined in the DIP Credit Agreement), a $3,000,000 Carve-Out (as defined in the order granting the DIP Financing Liens), and (d) the Account Intermediary Replacement Liens in the Post-Petition Collateral granted in the immediately preceding paragraph.

     20. The Carve-Out shall not be utilized to pay professional fees and disbursements incurred in connection with asserting any claims or causes of action (excluding, unless this Stipulation and Order shall become a final order) formal discovery proceedings in anticipation thereof against the Pre-Petition Lenders, the Pre-Petition Agents, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens, or the DIP Financing Liens or the collateral or security agents under the Pre-Petition Credit Documents or the DIP Financing Documents, and/or challenging (whether by defense, objection, counterclaim or otherwise, including formal discovery proceedings in anticipation thereof) the validity, perfection, priority or amount of any lien or claim of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens, or the DIP Financing Liens, or any lien or claim of the agents or lenders under the DIP Financing Documents, or the collateral or security agents under the Pre-Petition Credit Documents or the DIP Financing Documents. Except as expressly set forth herein, the liens and security interests granted in this Stipulation and Order shall not be (i) subject to any lien or security interest which is avoided and preserved for the benefit of the Debtors' estates under Section 551 of the Bankruptcy Code or (ii) subordinated to or made pari passu with any other lien or security interest under Section 364 of the Bankruptcy Code or otherwise.

     21. Nothing contained herein shall constitute a waiver of, and the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens shall have, the rights provided in Section 507(b) of the Bankruptcy Code.

     22. This Stipulation and Order shall be sufficient and conclusive evidence of the validity, perfection and enforceability of the Pre-Petition Lender Replacement Liens and the Account Intermediary Replacement Liens in and upon the Post-Petition U.S. Collateral without the necessity of filing or recording any financing statements, mortgages, deeds of trust, notices or other documents which may otherwise be required under the law of any jurisdiction, or the taking of any other action to validate or perfect the Pre-Petition Lender Replacement Liens and the Account Intermediary Replacement Liens.

     23. If the Pre-Petition Agents, the Pre-Petition Lenders or the holders of the Account Intermediary Receivable Liens shall, in their discretion, elect for any reason to file or record any such financing statements, mortgages, deeds of trust, notices or other documents with respect to such security interests and liens, the filing or recording thereof shall be deemed to have been made as of the Petition Date.

     24. The Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens, may, in their discretion, file a photostatic copy of this Stipulation and Order as a financing statement in any jurisdiction in which the Debtors have real or personal property, and in such event, the subject filing or recording officer is authorized to file or record such copy of this Stipulation and Order.

     25. The Debtors and their officers are hereby authorized and directed to execute any security agreements, mortgages, assignments, financing statements, instruments or documents as may be reasonably requested by the Pre-Petition Agents, the Pre-Petition Lenders or the holders of the Account Intermediary Receivables Liens, to evidence and perfect the security interests and mortgage liens granted or confirmed hereunder including, without limitation, continuation statements with respect to the liens and security interests of the Pre-Petition Agents and the Pre-Petition Lenders on the Pre-Petition Collateral. The signature of any officer of a Debtor appearing on any one or more of the agreements or other documents relating to this Stipulation and Order shall bind such Debtor and its estate.

                             Administrative Claims

     26. In addition to the grants of liens and security interests herein, the holders of the Account Intermediary Receivable Liens shall have any claims against the Debtors to the extent that the use of the Cash Collateral results in a decrease in the value of the interests of the holders of the Account Intermediary Receivable Liens in the Cash Collateral on or after the Petition Date, such claims shall be allowed administrative expense claims with priority in payment over all administrative expense claims and unsecured claims against the Debtors now existing or hereafter arising, of any kind or nature whatsoever including, without limitation, administrative expenses of the kinds specified in
Section 326, 330, 331, 503(b), 506(c), 507(a), 507(b) and 726 of the Bankruptcy
Code. Except as expressly provided herein, no cost or expense of administration under Sections 105, 364(c)(l), 503(b), 506(c) or 507(b) of the Bankruptcy Code or otherwise, including those resulting from, the conversion of any of the Chapter 11 Cases pursuant to Section 1112 of the Bankruptcy Code, shall be senior to, or pari passu with, the administrative claims of the holders of the Account Intermediary Receivable Liens.

     27. In addition to the grants of liens and security interests herein and subject to: (a) the Carve-Out; (b) the superpriority claims provided to the DIP Agent and the lenders under the DIP Financing Documents; and (c) the superpriority claims granted pursuant to this Stipulation and Order to the holders of the Account Intermediary Receivable Liens, if the Pre-Petition Agents or the Pre-Petition Lenders shall have any claims against the Debtors to the extent that the use of the Cash Collateral and the other Pre-Petition Collateral and the granting of the Bonding Liens and the DIP Financing Liens results in a decrease in the value of the interests of the Pre-Petition Lenders' in the Pre-Petition Collateral or the Cash Collateral on or after the Petition Date, such claims shall be allowed administrative expense claims with priority in payment over all administrative expense claims and unsecured claims against the Debtors now existing or hereafter arising, of any kind or nature whatsoever including, without limitation, administrative expenses of the kinds specified in Sections 326, 330, 331, 503(b), 506(c), 507(a), 507(b) and 726 of the Bankruptcy
Code. Except as expressly provided herein, no cost expense of administration under Sections 105, 364(c)(1), 503(b), 506(c) or 507(b) of the Bankruptcy Code or otherwise, including those resulting from the conversion of any of the Chapter 11 Cases pursuant to Section 1112 of the Bankruptcy Code, shall be senior to, or pari passu with, the administrative claims of the Pre-Petition Agents and the Pre-Petition Lenders.


                               Events of Default

     28. An "Event of Default" under this Stipulation and Order will exist (until waived or cured) upon the occurrence of any of the following:

          (i) failure of the Philip Entities to perform or comply with the provisions of this Stipulation and Order (or any equivalent or substantially similar order in the Canadian Cases) in any respect;

          (ii)  an occurrence of a default under the DIP Credit Agreement;

          (iii) entry of an order appointing a Chapter 11 trustee in any of the Chapter 11 Cases, or appointing an examiner having enlarged powers beyond those set forth under Section 1106(a)(3) and (4) of the Bankruptcy Code;

          (iv) entry of an order dismissing any of the Cases, or converting any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, or lifting the stay in the Canadian Cases to permit the appointment of a receiver or receiver and manager (or any entity with substantially similar powers) of any of the assets of any Canadian Entity;

          (v) entry of an order amending, supplementing, staying, reversing, vacating or otherwise modifying this Stipulation and Order, or the entry of an order in the Canadian Cases having the equivalent effect, without the prior consent of the Required Lenders, other than a ministerial amendment or modification of this Stipulation and Order;

          (vi) entry of an order granting any other claim superpriority status or a lien equal or superior to the Pre-Petition Lenders' claims and liens, without the prior consent of the Required Lenders, other than pursuant to or as permitted by this Stipulation and Order and the DIP Order;

          (vii) amendment, modification or withdrawal of the Plan or the plan of arrangement filed in the Canadian Cases, or the disclosure statements filed with respect thereto (the "Disclosure Statement"), without the consent of the Required Lenders, other than a ministerial amendment or modification of such plans or the disclosure statements;

          (viii) entry of an order granting relief from the automatic stay in the Chapter 11 Cases, or lifting the stay in the Canadian Cases, so as to allow a third party to proceed against any material asset of the Debtors or the Canadian Entities;

          (ix) the filing of any pleading by any of the Philip Entities seeking any of the matters set forth in clauses (iii) through (viii);

          (x) failure to (a) obtain approval of the Disclosure Statement by August 31, 1999, (b) obtain confirmation of the Plans by October 31, 1999 and (c) to consummate the Plans by November 30, 1999; or

          (xi) an order shall be entered by the Bankruptcy Court, or an application shall be filed by any Philip Entity for the approval of an order, surcharging any amounts under Section 506(c) of the Bankruptcy Code against the Pre-Petition Collateral or the Post-Petition Collateral.


                                    Remedies

     29. Immediately upon the occurrence of an Event of Default specified in sub-paragraphs (iii) and (iv) of paragraph 28, the Philip Entities' rights to use the Cash Collateral shall terminate automatically. In the case of any other Event of Default specified in paragraph 28, the Philip Entities' rights to use the Cash Collateral shall terminate upon written notice to counsel to the Debtors by the Pre-Petition Administrative Agent (at the direction of the Required Lenders). In addition, upon three (3) business days' prior written notice to (i) counsel to the

Debtors,(ii) the DIP Agent, (iii) the counsel to the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, and
(iv) any official committee that may be appointed in the Cases, given by the Pre-Petition Administrative Agent (at the direction of the Required Lenders), of the occurrence of an Event of Default, the automatic stay imposed pursuant to Section 362 of the Bankruptcy Code shall be deemed lifted, modified and vacated, without further order of this Court, to permit the Pre-Petition Agents, and the Pre-Petition Lenders to exercise, subject to the Senior Liens, the Bonding Liens, the liens and security interests of the holders of the Account Intermediary Receivable Liens in the Post-Petition Collateral described in paragraph 18 hereof, and the Carve-Out, any and all of their rights and remedies granted under the Pre-Petition Credit Documents, this Stipulation and Order and applicable law, including, without limitation, foreclosing upon and selling all or a portion of the Pre-Petition Collateral or the Post-Petition Collateral. The Pre-Petition Agents and the Pre-Petition Lenders shall have the right to exercise such rights and remedies, subject to the Senior Liens and the Bonding Liens, the liens and security interests of the holders of the Account Intermediary Receivable Liens in the Post-Petition Collateral described in paragraph 18 hereof, and the Carve-Out, as to all or such part of the Pre-Petition Collateral and the Post-Petition Collateral as the Required Lenders shall, in their sole discretion elect. The Philip Entities shall cooperate and comply with the requests of the Pre-Petition Agents and the Pre-Petition Lenders in connection with the exercise of such rights and remedies. The Pre-Petition Agents and the Pre-Petition Lenders liens shall be entitled to apply the payments or proceeds of the Pre-Petition Collateral and the Post-Petition Collateral in accordance with the provisions of this Stipulation and Order, without regard to the doctrine of "marshaling" or any other similar doctrine with respect to any of their Pre-Petition Collateral or Post-Petition Collateral or otherwise. Any failure or delay of the Pre-Petition Agents or the Pre-Petition Lenders to seek relief under this paragraph shall not constitute a waiver of any of their rights.

     30. Notwithstanding any other provisions of this order, upon the occurrence of a Triggering Event, as defined in the Inter-Creditor Agreement (which is attached as Exhibit B to the Motion for Approval of Stipulation and Order Authorizing Debtors to Obtain Post-Petition Surety Bonds and To Enter Into Indemnity Agreements), the Surety Participants (as defined in the Inter-Creditor Agreement) shall upon three business days' notice to counsel to the Debtors, counsel to the Pre-Petition Agents and the Pre-Petition Lenders, counsel to the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, and the United States Trustee, be entitled to pursue any and all remedies and rights referred to in paragraph 7.1(b) of the Inter-Creditor Agreement, unless the Court orders otherwise.

                            Miscellaneous Provisions

     31. The liens, security interests, priorities, superpriority administrative claims and other rights and remedies granted to the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens by the provisions of this Stipulation and Order and any actions taken pursuant hereto shall survive, and shall not be modified, altered or impaired in any manner by (a) any other financing or extension of credit or incurrence of debt by the Philip Entities (pursuant to Section 364 of the Bankruptcy Code or otherwise); (b) the entry of an order dismissing any of the Chapter 11 Cases, or converting any of the Chapter 11 Cases to Chapter 7; (c) the entry of an order confirming any plan of reorganization; or (d) any act or omission whatsoever. The terms and provisions of this Stipulation and Order as well as the superpriority administrative claims, liens and security interests granted pursuant to this Stipulation and Order, the Pre-Petition Credit Documents and the documents creating the Account Intermediary Receivable Liens and the Other Account Intermediary Liens shall continue in the Chapter 11 Cases and any subsequent Chapter 7 cases under the Bankruptcy Code. The superpriority administrative claims, liens and security interests granted pursuant to this Stipulation and Order, the Pre-Petition Credit Documents and the documents creating the Account Intermediary Receivable Liens and the Other Account Intermediary Liens shall continue in full force and shall maintain their priority as provided in this Stipulation and Order until all of the Philip Entities' obligations to the Pre-Petition Agents, the Pre-Petition Lenders, and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens are indefeasibly paid in full in cash or discharged.

     32. Other than (i) the Bonding Liens, (ii) any liens or security interests granted to the holders of the Account Intermediary Receivable Liens, and (iii) the DIP Financing Liens, no security interests, liens, encumbrances, or mortgages shall be granted under Section 364(d) of the Bankruptcy Code or otherwise to any other entity if they are or are proposed to be senior to or pari passu with any security interests, liens, encumbrances, or mortgages previously granted to the Pre-Petition Agents and the Pre-Petition Lenders or granted under this Stipulation and Order to the Pre-Petition Agents and the Pre-Petition Lenders.

     33. Other than the Bonding Liens, no security interests, liens, encumbrances, or mortgages shall be granted under Section 364(d) of the Bankruptcy Code or otherwise to any other entity if they are or are proposed to be senior to or pari passu with any security interests, liens, encumbrances, or mortgages previously granted to the holders of the Account Intermediary Receivable Liens or the Other Account Intermediary Liens (in their capacity as holders of such liens) or granted under this Stipulation and Order to the holders of the Account Intermediary Receivable Liens (in their capacity as holders of Account Intermediary Receivable Liens).

     34. The Philip Entities shall not use or dispose of any property (other than Cash Collateral) in which the Pre-Petition Agents, the Pre-Petition Lenders or the holders of the Account Intermediary Receivable Liens have a perfected security interest or lien, under Sections 363(b), 363(c)(2), or 365 of the Bankruptcy Code or otherwise, unless the proceeds of all such dispositions of property are promptly deposited into the loan accounts established under DIP Financing Documents, the Post-Petition Proceeds Account, or the Excess Proceeds Account, as applicable, or are otherwise treated in accordance with this Stipulation and Order and the DIP Financial Documents.

     35. The Debtors agree, and are hereby authorized and directed to pay, as additional adequate protection pursuant to Section 361 of the Bankruptcy Code, promptly upon demand, all fees and expenses of the Pre-Petition Agents and counsel for the Pre-Petition Lenders and the Pre-Petition Agents collectively, all fees and expenses of any accountants, financial advisors or other professionals that may be retained by the Pre-Petition Agents (or counsel to the Pre-Petition Agents or the Pre-Petition Lenders) in connection with the Cases, and all fees and expenses of counsel for the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, all without further order of this Court, including, without limitation, the fees and disbursements of White & Case LLP, Blake, Cassels & Graydon and Young Conaway Stargatt & Taylor, LLP, as co-counsel for the Pre-Petition Lenders and the Pre-Petition Agents collectively, and the fees and disbursements of KPMG LLP, accountants to the Pre-Petition Lenders and the Pre-Petition Agents collectively. The obligations of the Debtors pursuant to the immediately preceding sentence shall also include all unpaid fees and disbursements of the respective professionals accrued prior to the Petition Date.

     36. As further adequate protection pursuant to Section 361 of the Bankruptcy Code, the holders of the LC Liens are hereby authorized (to the extent approved by the Canadian Court) to apply any cash collateral held under
Section 5.06 of the Pre-Petition Credit Agreement, or under the Permitted LC Facility, in accordance with the provisions of the Pre-Petition Credit Agreement, or the Permitted LC Facility, as applicable, and the holders of the Other Account Intermediary Liens are hereby authorized (to the extent approved by the Canadian Court) to apply any cash collateral held pursuant to their pre-petition documentation if and when they are entitled to do so in accordance with those documents.

     37. Except as otherwise provided herein, the provisions of this Stipulation and Order shall immediately be binding upon and inure to the benefit of the Pre-Petition Agents, the Pre-Petition Lenders, the DIP Agent, the holders of the Account Intermediary Receivable Liens, the holders of the LC Liens, the holders of the Other Account Intermediary Liens, and the Philip Entities and their respective successors and assigns, including, but not limited to, any trustee in bankruptcy or other fiduciary hereinafter appointed as a legal representative of any of the Debtors or the Debtors' estates or the Canadian Entities or the Canadian Entities' estates. The obligations of the Philip Entities hereunder shall be joint and several.

     38. By entering into and performing under this Stipulation and Order, or by consenting to the use of Cash Collateral hereunder, neither the Pre-Petition Agents, the Pre-Petition Lenders nor the holders of the Account Intermediary Receivable Liens shall be deemed to be in control of the operations of any of the Philip Entities or to be acting as a "responsible person" or "owner or operator" with respect to the operation or management of any of the Philip Entities.

     39. The Philip Entities have waived any entitlement to assert a claim under Section 506(c) of the Bankruptcy Code for any costs and expenses incurred in connection with the preservation, protection or enhancement of, or realization by the holders of the Account Intermediary Receivable Liens, the Pre-Petition Agents or the Pre-Petition Lenders on, the Pre-Petition Collateral or the Post-Petition Collateral, or the realization by the holders of the Other Account Intermediary Liens or the holders of the LC Liens on the collateral securing their claims.

     40. No rights are intended to be created hereunder for the benefit of any third party or creditor or any direct, indirect or incidental beneficiary, except as specifically provided herein.

     41. This Stipulation and Order shall constitute findings of fact and conclusions of law and shall take effect and be fully enforceable immediately upon execution hereof.

     42. The automatic stay imposed by virtue of Section 362 of the Bankruptcy Code is hereby modified to permit the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the LC Liens and the holders of the Other Account Intermediary Liens to take any action authorized by the terms of this Stipulation and Order, including, without limitation, any action in respect of the filing or recording of the Post-Petition Collateral.

     43. Except as specifically provided herein, execution of this Stipulation and Order by the Pre-Petition Agents and the holders of the Account Intermediary Receivable Liens is not intended and shall not be deemed to be a waiver of any of the rights or remedies of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens under applicable law, any of the Pre-Petition Credit Documents, or the documents creating the Account Intermediary Receivable Liens, including, without limitation, their rights to request additional adequate protection, to seek relief from the automatic stay, to seek the appointment of a trustee, responsible party or examiner, to make any contention respecting valuation of any of their collateral or respecting methods of valuation, to claim they are entitled to be paid interest at a default rate, or to take any other action that may be necessary to protect their interests.

     44. No waiver, modification, or amendment of any of the provisions hereof shall be effective unless set forth in writing, signed by the parties hereto (at the direction of the Required Lenders with respect to the interests of the Pre-Petition Lenders) and approved by the Court.

     45. This Stipulation and Order is entered in a "core" proceeding as defined in, inter alia 28 U.S.C. Section 157(b)92)(A), (M) and (O), is a final order, and is valid and fully effective upon its entry.

     46. Any stay, modification, reversal or vacation of this Stipulation and Order shall not affect the liens, security interests and superpriority administrative claims granted herein, in the Pre-Petition Credit Documents, or in the documents creating the Account Intermediary Receivable Liens or the Other Account Intermediary Liens, or the validity, enforceability or priority of any of the obligations of the Philip Entities to the Pre-Petition Agents, the Pre-Petition Lenders or the holders of the Account Intermediary Receivable Liens or the Other Account Intermediary Liens incurred pursuant to this Stipulation and Order. Notwithstanding any such stay, modification, reversal or vacation of this Stipulation and Order, all uses of Cash Collateral and obligations incurred by the Philip Entities pursuant hereto prior to the effective date of such stay, modification, reversal or vacation shall be governed in all respects by the original provisions hereof, and the Pre-Petition Agent, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens or the Other Account Intermediary Liens shall be entitled to all rights, privileges, benefits and remedies, including without limitation, the liens, security interests and priorities (as applicable) granted herein.

     47. Except for the Philip Entities (who, subject to footnote 3 hereof, have herein acknowledged the validity, enforceability and priority of the claims of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens and the holders of the LC Liens and the perfection of the liens and security interests in the Pre-Petition Collateral of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens and the holders of the LC Liens, and who hereby waive any right to commence or prosecute any defense, action, objection or counterclaim with respect to the claims, liens or security interests of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens or the holders of the LC Liens), any party in interest, including any statutory committee of unsecured creditors, shall commence any adversary proceeding or contested matter challenging the validity, enforceability or priority of the claims of the Pre-Petition Lenders, the Pre-Petition Agents, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens or the holders of the LC Liens, or the perfection of the liens or security interests in the Pre-Petition Collateral of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens or the holders of the LC Liens, no later than the date that is sixty (60) days from the date that the first statutory committee of unsecured creditors is appointed in accordance with Section 1102(a) of the Bankruptcy Code. If no such adversary proceeding or contested matter is properly commenced as of such date, the Pre-Petition Agents', the Pre-Petition Lenders' and the holders of the Account Intermediary Receivable Liens' and the other Account Intermediary Liens claims shall constitute allowed claims, not subject to subordination, setoff, counterclaim, defense or objection, for all purposes, and the holders of the Account Intermediary Receivable Liens' and the Other Account Intermediary Liens, the Pre-Petition Agents' and the Pre-Petition Lenders' liens and security interests in the Pre-Petition Collateral shall be deemed legal, valid, binding, perfected, enforceable and otherwise unavoidable, and shall not be subject to any other or further challenge by any party in interest seeking to exercise the rights of the Debtors' estates.

     48. Any reversal or modification of this Stipulation and Order on appeal shall not affect the validity of any obligation incurred hereunder by the Philip Entities, or any claim, lien, security interest or superpriority administrative claim provided to the Pre-Petition Agents, the Pre-Petition Lenders or the holders of Account Intermediary Receivable Liens hereunder, it appearing that the financial accommodations extended to the Philip Entities hereunder are being extended by the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens in "good faith" as contemplated by
Section 364(e) of the Bankruptcy Code.

     49. The Debtors shall, within three (3) days subsequent to the date hereof, mail notice of the approval of this Stipulation and Order, together with a copy of this Stipulation and Order, to the parties having been given notice of the Preliminary Hearing and to any other party which has filed a request for notices with the Court and to counsel for any committee appointed pursuant to
Section 1102 of the Bankruptcy Code. The notice of approval of this

Stipulation and Order shall state that any party in interest objecting to this Stipulation and Order as a final order shall file written objections with the Clerk of the United States Bankruptcy Court for the District of Delaware no later than July 22, 1999 at 4:30 p.m. (the "Objection Deadline"), which objections shall be served so that the same are received on or before such date by: (a) Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606, Attention: David S. Kurtz, Esq., Stikeman, Elliott, Commerce Court West, Suite 5300 Toronto, Ontario M5L 1B9, Attention: Sean F. Dunphy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP, One Rodney Square, P.O. Box 636, Wilmington, Delaware 19899, Attention: Gregg M. Galardi, Esq. attorneys for the Philip Entities; (b) White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Howard S. Beltzer, Esq., Blake, Cassels & Graydon, Box 25, Commerce Court West, Toronto, Ontario M5L 1A9, Attention: Susan
M. Grundy, Esq., and Young, Conaway, Stargatt & Taylor, 1100 North Market Street, 11th Floor, Wilmington, Delaware 19801, Attention: S. David Peress, Esq., attorneys for the Pre-Petition Agents and the Pre-Petition Lenders,
(c) Miller Canfield Paddock and Stone, PLC, 150 West Jefferson, Suite 2500, Detroit, Michigan 48226, Attention: Jonathan S. Green, Esq., attorneys for Comerica Bank in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, (d) Sidley & Austin, 875 Third Avenue, New York, NY 10022, Attention: J. Ronald Trost, Esq., and Osler, Hoskin & Harcourt, P.O. Box 50, 1 First Canadian Place, Toronto, Ontario M5X 1B8,
Attention: Edward A. Sellers, Esq., attorneys for CIBC in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, and (e) the Office of the United States Trustee.

     50. If no written objections are timely served and filed, this Stipulation and Order shall be deemed a Final Order on the Objection Deadline, and shall continue on a final basis and remain in full force and effect and shall constitute authority for the use of Cash Collateral from the date hereof through November 30, 1999 (the "Interim Period") unless (i) such date is extended with the written agreement of the Pre-Petition Agents (at the direction of the Required Lenders) or (ii) such authority is terminated before such date as a result of the occurrence of an Event of Default. If a timely objection is served and filed, a final hearing to consider the Motion will be held on July 27, 1999 at 2:00 p.m.

Dated: Wilmington, Delaware
       June 28, 1999



                                                /s/ Judge M. Walrath
                                                ------------------------------
                                                UNITED STATES BANKRUPTCY JUDGE


The terms of this Stipulation and Order are hereby agreed and consented to by the following:


PHILIP SERVICES CORP.
     on its own behalf, and
     on behalf of each of the
     Restricted Subsidiaries


By: /s/ Phillip Widman
    ------------------------
    Name: Phillip Widman
    Title: Chief Financial Widman


CANADIAN IMPERIAL BANK OF COMMERCE,
      as Administrative Agent

By: /s/ A.C. Becker
    ------------------------
    Name: A.C. Becker
    Title: General Manager


CANADIAN IMPERIAL BANK OF COMMERCE,
     as Account Intermediary Security Agent


By: /s/ A.C. Becker
    ------------------------
    Name: A.C. Becker
    Title: General Manager

    Name:
    Title:


CANADIAN IMPERIAL BANK OF COMMERCE,
    as a holder of Account Intermediary
    Receivable Liens and Other Account
    Intermediary Liens

By: /s/ A.C. Becker
    --------------------------
    Name:  A. C. BECKER
    Title: GENERAL MANAGER

BANKERS TRUST COMPANY,
    as Syndication Agent

By: /s/ Jeff Ogden
    --------------------------
    Name: Jeff Ogden
    Title: Managing Director

COMERICA BANK,
    as a holder of Account Intermediary
    Receivable Liens and
    Other Account Intermediary Liens

By: /s/ Stephen E. Lyons
    --------------------------
    Name: Stephen E. Lyons
    Title: First Vice President

                                                                       EXHIBIT A


                             REQUEST AND DIRECTION

To:  Bankers Trust Company, as DIP Agent

Re:  Request for release of Cash Collateral from Post-Petition Proceeds Account

WHEREAS:

A. The Debtors and the Canadian Entities have requested authorization to expend Cash Collateral held in the Post-Petition Proceeds Account in accordance with the Stipulation and Order

B. Capitalized terms used but not defined in this Request and Direction have the meanings given to such terms in the Stipulation and Order.

THIS REQUEST AND DIRECTION WITNESSES THAT the Debtors and the Canadian Entities hereby irrevocably request and direct that the DIP Agent release and deliver $-- (the "Requested Amount") of Cash Collateral from the Post-Petition Proceeds Account pursuant to the Stipulation and Order, and acknowledge that this shall be the DIP Agent's good and sufficient authority for doing so.


DATED as of --, 1999.



                                   PHILIP SERVICES CORP.



                                   By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT B


                                  CERTIFICATE



TO:  Bankers Trust Company, as DIP Agent

     RE: Request for release of Cash Collateral from Post-Petition Proceeds Account


     I,               , in my capacity as an Authorized Officer of PSC, certify
on behalf of PSC, and without personal liability, as follows:

1. Capitalized terms used but not otherwise defined in this Certificate have the respective meanings given to such terms in the Stipulation and Order.

2. This Certificate is furnished to you pursuant to the Stipulation and Order in connection with a request and direction (the "REQUEST AND DIRECTION") delivered today to the DIP Agent by the Debtors and the Canadian Entities (the "Requesting Parties") requesting the release and delivery of $
     (the "REQUESTED AMOUNT") to the Requesting Parties.

3. I have made, or caused to be made, such examinations or investigations as are, in my opinion, necessary to make the statements of fact contained in this Certificate and I have furnished this Certificate with the intent that it may be relied on by the DIP Agent as a basis for releasing the Requested Amount in accordance with the Request and Direction.

4. As the date of this Certificate and to the best of my knowledge, no Event of Default has occurred under the Stipulation and Order that has not been cured or waived.

5. The Philip Entities require the Requested Amount in order to maintain operations as reflected in the Budget and such funds are not readily available elsewhere.

6. The Requested Amount is less than or equal to the amount of Cash Collateral available to be released from the Post-Petition Proceeds Account by the DIP Agent to the Requesting Parties as of the date of this Certificate (the "Available Amount"), such Available Amount being calculated as follows:


I.   (a)  Aggregate amount of authorized
          cash withdrawals from Post-Petition
          Proceeds Account plus authorized
          draws under DIP Facility set out in      $_____________________
          Budget for all prior calendar months

     (b)  Plus, authorized cash withdrawals
          from Post-Petition Proceeds

                                                                       Exhibit B
                                                                          Page 2

          Account plus authorized draws
          under DIP Facility set out in Budget          $__________________
          for current calendar month

     (c)  Plus                                          $10,000,000

     (d)  Subtotal (I(a) + I(b) + I(c))                 $__________________

II.  (a)  Aggregate amount of actual cash
          withdrawals from Post-Petition
          Proceeds Account plus actual draws
          under DIP Financing for all prior             $__________________
          calendar months


     (b)  Requested Amount                              $__________________

     (c)  Subtotal (II(a) + II(b))                      $__________________

III. (a)  I(d) - II(c)                                  $__________________

     (b)  Amount held in Post-Petition Proceeds Account $__________________

IV.  Lesser of III(a) and III(b) = Available
     Amount                                             $__________________







Dated as of  -  day of  -  , 1999

   - , in my capacity as__________________ of Philip Services Corp., an Authorized Officer




____________________________________

                                     BUDGET

     The authorized amount of cash withdrawals at any time from the Post-Petition Proceeds Account plus authorized draws under the DIP Facility is the then cumulative amounts set forth below:

                                      Month        Cumulative
                                      -----        ----------
     April                         $39,212,000    $ 39,212,000
     May                            32,472,000      71,684,000
     June                           21,986,000      93,670,000
     July                           13,907,000     107,577,000
     August                          3,605,000     111,182,000
     September                       8,973,000     120,155,000
     October                         4,107,000     124,262,000
     November                        7,227,000     131,489,000


                                                                    EXHIBIT C TO
                                                       SASM&F (ILLINOIS) OPINION




                              OFFICER'S CERTIFICATE


The undersigned duly elected and authorized officer of Philip Services Corp., a corporation existing under the laws of Ontario (the "Canadian Borrower"), and Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware, (the "US Borrower", and together with the Canadian Borrower, the "Borrowers"), and each of the entities referred to as Subsidiary Guarantors in the Credit Agreement referred to below (the "Subsidiary Guarantors", and together with the Borrowers, the "Opinion Parties") does hereby certify to Skadden, Arps, Slate, Meagher & Flom (Illinois) ("SASM&F") and its affiliates, in connection with the opinion of counsel to be given by SASM&F (the "SASM&F Opinion") pursuant to Section 5.01(c) of the Credit Agreement, dated as of June 28, 1999 (the "Credit Agreement"), among the Borrowers, the Subsidiary Guarantors, Bankers Trust Company, as administrative agent (in such capacity, the "DIP Agent") for the Lenders (as defined below), Bankers Trust Company and Canadian Imperial Bank of Commerce, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and each of the Lenders from time to time party thereto (collectively, the "Lenders"), the following:

1. Terms used in this Officer's Certificate (this "Certificate") and not defined herein have the same meanings as in the Credit Agreement.

2. Due inquiry has been made of all persons deemed necessary or appropriate to verify or confirm the statements contained herein.

3. SASM&F and its affiliates may rely on the representations and warranties that each of the Opinion Parties has made in each of the Loan Documents to which it is a party. The undersigned has made a careful review of the representations and warranties of each of the Opinion Parties contained in each of the Loan Documents and hereby confirms, to the best of the undersigned's knowledge and belief, that such representations and warranties are true, correct and complete on and as of the date of this Certificate.

4. Less than 25 percent of the assets of each of the Opinion Parties on a consolidated basis and on an unconsolidated basis consist of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System).

5. The Canadian Borrower is engaged primarily, directly and through its wholly-owned subsidiaries and its Majority-Owned Subsidiaries (as hereinafter defined), in the business of providing metals recovery and industrial services and (i) is not and does not hold itself out as being, engaged primarily nor does it propose to engage primarily, in the business of investing, reinvesting or trading in Securities (as hereinafter defined), (ii) has not and is not engaged in, and does not propose to engage in, the business of issuing Face-Amount Certificates of the Installment Type (as hereinafter defined) and has no such certificate outstanding and (iii) is not engaged and does not propose to engage in the business of investing, reinvesting, owning, holding or trading in Securities, whether or not as its primary activity, and does not own or propose to acquire Investment Securities (as hereinafter defined) having a Value exceeding 40% of the Value of the total assets of the Canadian Borrower (exclusive of Government Securities (as hereinafter defined)) on an unconsolidated basis.

6. Neither of the Borrowers nor any of their subsidiaries or affiliates which are controlled by one or both of the Borrowers (directly or indirectly) owns or operates facilities that are used for the generation, transmission, or distribution of electric energy for sale ("electric utility facilities").

7. Neither of the Borrowers nor any of their respective subsidiaries or affiliates which are controlled by one or both of the Borrowers (directly or indirectly) owns or operates facilities that are used for the distribution at retail of natural or manufactured gas for heat, light, or power ("gas utility facilities").

8. Neither of the Borrowers nor any of their respective subsidiaries or affiliates which are controlled by one or both of the Borrowers (directly or indirectly), or through one or more intermediary companies, owns, controls or holds with power to vote (a) five percent (5%) or more of the outstanding securities, such as notes, drafts, stock, treasury stock, bonds, debentures, certificates of interest or participation in any profit sharing agreements or in oil, gas, other mineral royalties or leases, collateral-trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting-trust certificates, certificate of deposit for a security, receiver's or trustee's certificates, or any other instrument commonly known as a "security" (including certificates of interest or participation in, temporary or interim certificates for, receipt for, guaranty of, assumption of liability on, or warrants or right to subscribe to or purchase any of the foregoing) presently entitling it to vote in the direction or management of, or any such instrument issued under or pursuant to any trust, agreement, or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such instrument is presently entitled to vote in the direction or management of, any corporation, partnership, association, joint-stock company, joint venture or trust that owns or operates any electric utility facilities or gas utility facilities, or (b) any other interest, directly or indirectly, or through one or more intermediary entities, in any corporation, partnership, association, joint-stock company, joint venture or trust that owns or operates any electric utility facilities or gas utility facilities.

9. Neither of the Borrowers nor any of their respective subsidiaries or affiliates has received notice that the Securities and Exchange Commission has determined, or may determine, that either of the Borrowers or any of their subsidiaries or affiliates exercises a controlling influence over the management or direction of the policies of a gas utility company or an electric utility company as to make it subject to the obligations, duties and liabilities imposed on holding companies by the Public Utility Holding Company Act of 1935, as amended.

10. As used in paragraph 5 of this certificate, the following terms shall have the following meanings:

"Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company;

"Face-Amount Certificate of the Installment Type" means any certificate, investment contract, or other Security that represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than 24 months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount;

"Government Securities" means all Securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing;

"Investment Securities" includes all Securities except (A) Government Securities, (B) Securities issued by employees' securities companies, and (C) Securities issued by Majority-Owned Subsidiaries of the Canadian Borrower which are not engaged and do not propose to be engaged in activities within the scope of clause (i), (ii) or (iii) of paragraph 5 of this Certificate;

"Majority-Owned Subsidiary" of a person means a company 50% or more of the outstanding Voting Securities of which are owned by such person, or by a company which, within the meaning of this paragraph, is a Majority-Owned Subsidiary of such person. Notwithstanding the foregoing, a company shall not be considered a Majority-Owned Subsidiary of a person if Control of such company rests with someone other than such person;

"Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferrable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing;

"Value" means (i) with respect to Securities owned at the end of the last preceding fiscal quarter for which market quotations are readily available, the market value at the end of such quarter; (ii) with respect to other Securities and assets owned at the end of the last preceding fiscal quarter, fair value at the end of such quarter, as determined in good faith by or under the direction of the board of directors; and (iii) with respect to securities and other assets acquired after the end of the last preceding fiscal quarter, the cost thereof;

"Voting Security" means any security presently entitling the owner or holder hereof to vote for the election of directors of a company.

The undersigned is executing this Certificate on behalf of the Borrowers, and shall incur no personal liability in connection herewith except in connection with any knowingly false statement contained herein.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of July __,1999.



By:_____________________________
   Colin Soule
   Corporate Secretary

                                                                    EXHIBIT D TO
                                                       SASM&F (ILLINOIS) OPINION


                   Subsidiary Guarantors Not in Good Standing

Allwaste Tank Cleaning Inc.
Burlington Environmental Inc. (a Delaware corporation)
Cappco Tubular Products USA, Inc.
Republic Environmental Recycling (New Jersey), Inc.
21st Century Environmental Management, Inc.
Ace/Allwaste Environmental Services of Indiana, Inc.
Allwaste Asbestos Abatement Holdings, Inc.
Allwaste Asbestos Abatement, Inc.
Allwaste Asbestos Abatement of New England, Inc.
Allwaste Texquisition, Inc.
Hydro Engineering & Services, Inc.
Industrial Services Technologies, Inc.
IST Holding Corp.
Oneida Asbestos Removal Inc.
Piping Holdings Corp.
Piping Mechanical Corporation
Republic Environmental Systems (Technical Services Group), Inc.
2842-7979 Quebec, Inc.
Serv-Tech International Sales, Inc.

                                                                    EXHIBIT E TO
                                                       SASM&F (ILLINOIS) OPINION

                   Subsidiary Guarantors Not Validly Existing

21st Century Environmental Management, Inc.
Ace/Allwaste Environmental Services of Indiana, Inc.
Allwaste Asbestos Abatement Holdings, Inc.
Allwaste Asbestos Abatement, Inc.
Allwaste Asbestos Abatement of New England, Inc.
Allwaste Texquisition, Inc.
Hydro Engineering & Services, Inc.
Industrial Services Technologies, Inc.
IST Holding Corp.
Oneida Asbestos Removal Inc.
Piping Holdings Corp.
Piping Mechanical Corporation
Republic Environmental Systems (Technical Services Group), Inc.
2842-7979 Quebec, Inc.

                                                                     EXHIBIT F-2





                                                                    July 9, 1999

To each Addressee
Listed on Schedule I hereto


Ladies and Gentlemen:

                            RE: PHILIP SERVICES CORP.

     We have acted as Ontario counsel to (i) Philip Services Corp. (the "CANADIAN BORROWER"); and (ii) each of the entities listed on Schedule II (each, a "CANADIAN SUBSIDIARY GUARANTOR" and, collectively, the "CANADIAN SUBSIDIARY GUARANTORS") in connection with the execution and delivery of the Canadian Security Documents (as hereinafter defined) which are delivered pursuant to and in connection with a credit agreement dated as of June 28, 1999 (the "DIP CREDIT AGREEMENT") made among the Canadian Borrower and Philip Services (Delaware), Inc., as Borrowers, Bankers Trust Company, as DIP Agent for the Lenders, Bankers Trust Company and Canadian Imperial Bank of Commerce, as DIP Co-Arrangers, and the various financial institutions from time to time party thereto as Lenders. Capitalized terms used in this opinion which we have not defined have the meanings given to them in the DIP Credit Agreement. This opinion is being provided to you pursuant to Section 5.01(c)(ii) of the DIP Credit Agreement.

     We have participated in the preparation of and have examined executed copies of the following documents and instruments:

     (a)  the DIP Credit Agreement;

     (b) a general security agreement made as of June 28, 1999 by the Canadian Borrower and each of the Canadian Subsidiary Guarantors, among others, in favour of the Canadian DIP Collateral Agent ; and

     (c) a securities and debt pledge agreement made as of June 28, 1999 by the Canadian Borrower and each of the Canadian Subsidiary Guarantors, among others, in favour of the Canadian DIP Collateral Agent.

The documents and instruments set forth in (b) and (c) above are referred to, collectively, as the "CANADIAN SECURITY DOCUMENTS".

We have examined and relied upon an order of the Superior Court of Justice (Ontario) dated June 25, 1999 pursuant to which the Court ordered, among other things, that the Canadian Borrower and the Canadian Subsidiary Guarantors are authorized and directed to enter into a Credit Agreement substantially in the form of the DIP Credit Agreement attached to the affidavit of Phillip C. Widman sworn June 24, 1999 (the "Order").

We have also examined and relied upon, without independent verification, certificates of Colin Soule, General Counsel of the Canadian Borrower, copies of which are attached to this opinion.

     The following terms shall have the following meanings when used in this opinion:

     "APPLICABLE LAWS" shall mean those laws, rules and regulations of the Province of Ontario or of Canada applicable in the Province of Ontario which, in our experience, are normally applicable to transactions of the type contemplated by the DIP Credit Agreement and the Canadian Security Documents (including without limitation the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), the Personal Property Security Act (Ontario), the Canada Business Corporations Act and the Business Corporations Act (Ontario)) without our having made any special investigation as to the applicability of any specific law, rule or regulation and which are not the subject of a specific opinion herein referring to a particular law or laws; and

     "GOVERNMENTAL APPROVAL" shall mean any consent, approval, authorization or validation of, or filing with, any governmental authority pursuant to Applicable Laws.

     In our examination of all documents we have assumed that:

     (a)  all individuals had the requisite legal capacity;

     (b)  all signatures are genuine;

     (c) all documents submitted to us as originals are complete and authentic and all photostatic, certified, notarial, facsimile or other copies conform to the originals;

     (d) all facts set forth in the official public records, indices and filing systems and all certificates and documents supplied by public officials or otherwise conveyed to us by public officials are complete, true and accurate;

     (e) all facts set forth in the certificates supplied by the respective officers and directors of the Canadian Borrower and the Canadian Subsidiary Guarantors are true and accurate; and

     (f) the DIP Credit Agreement and each of the Canadian Security Documents have been duly authorized, executed and delivered by each party thereto other than the Canadian Borrower and the Canadian Subsidiary Guarantors and constitute legal, valid and binding agreements enforceable against such parties in accordance with their terms.

     In addition, in rendering our opinion herein, we also have assumed that:

     (a) the Canadian Borrower and each Canadian Subsidiary Guarantor is a validly existing corporation under the laws of the jurisdiction of its incorporation, continuance or amalgamation, as applicable;

     (b) the Canadian Borrower and each Canadian Subsidiary Guarantor have the requisite power and authority, corporate or otherwise, to execute, deliver and perform all of their respective obligations under the DIP Credit Agreement and each of the Canadian Security Documents to which each is a party, and the execution and delivery of the DIP Credit Agreement and such Canadian Security Documents and the consummation by the Canadian Borrower and each Canadian Subsidiary Guarantor of the transactions contemplated thereby have been duly authorized by all requisite action, corporate or otherwise, on the part of the Canadian Borrower and each such Canadian Subsidiary Guarantor, as the case may be;

     (c) the DIP Credit Agreement and each of the Canadian Security Documents have been duly executed and delivered by the Canadian Borrower and each Canadian Subsidiary Guarantor that is a party thereto;

     (d) the execution and delivery by the Canadian Borrower and each Canadian Subsidiary Guarantor of the DIP Credit Agreement and the Canadian Security Documents to which each is a party and the performance of its obligations thereunder do not and will not conflict with, contravene, violate or constitute a default under (i) the articles or certificate of incorporation or the by-laws (or the equivalent organizational and governing documents) of the

          Canadian Borrower or such Canadian Subsidiary Guarantor, as the case may be, (ii) any law, rule or regulation to which the Canadian Borrower or any Canadian Subsidiary Guarantor is subject (other than Applicable Laws, as to which we express our opinion in paragraph 8);
          (iii) any judicial or administrative order or decree of any governmental authority; or (iv) any consent, approval, authorization or validation of, or filing, recording or registration with any governmental authority (other than Governmental Approvals as to which we express our opinion in paragraph 9); and

     (e) no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body (other than Governmental Approvals as to which we express our opinion in paragraph
          9) is required to authorize or is required in connection with the execution, delivery or performance by the Canadian Borrower or any Canadian Subsidiary Guarantor of the DIP Credit Agreement or any Canadian Security Document to which it is a party or the transactions contemplated thereby.

We understand that you are separately receiving an opinion, with respect to certain of the foregoing assumptions from Colin Soule, Esq. and we are advised that such opinion contains qualifications. Our opinion herein stated is based on the assumptions specified above and we express no opinion as to the effect on the opinion herein stated of the qualifications contained in such other opinion.

     Our opinion is expressed only with respect to the laws of the Province of Ontario and the laws of Canada applicable in Ontario in effect on the date of this opinion.

     Based upon the foregoing and subject to the qualifications set forth below, we are of the opinion that:

1. Each of the Canadian Security Documents to which the Canadian Borrower is a party constitutes a legal, valid and binding agreement of the Canadian Borrower enforceable against the Canadian Borrower in accordance with its terms.

2. Each of the Canadian Security Documents to which each Canadian Subsidiary Guarantor is a party constitutes a legal, valid and binding agreement of such Canadian Subsidiary Guarantor enforceable against such Canadian Subsidiary Guarantor in accordance with its terms.

3. A court of competent jurisdiction (an "ONTARIO COURT") in the Province of Ontario would, where applicable, give effect to the choice of the laws of the State of New York ("NEW YORK LAW") as the proper law governing the

     DIP Credit Agreement, provided that such applicable choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such applicable choice of law is not contrary to the public policy, as that term is understood under the laws of the Province of Ontario ("ONTARIO LAW"). To the best of our knowledge, there are no reasons based on public policy, as that term is understood under Ontario Law as at the date of this opinion, for avoiding the choice of New York Law to govern the DIP Credit Agreement.

4. In an action on a final and conclusive judgement in personam of any New York court (a "NEW YORK COURT") that is not impeachable as void or voidable or otherwise ineffective under New York Law, an Ontario Court would, subject to paragraph 3 above, give effect to the provisions in the DIP Credit Agreement whereby the Canadian Borrower and the Canadian Subsidiary Guarantors have submitted to the non-exclusive jurisdiction of a New York Court.

5. If the DIP Credit Agreement is sought to be enforced in the Province of Ontario in accordance with the laws applicable to the DIP Credit Agreement as chosen by the parties, namely New York Law, an Ontario Court would, subject to paragraph 3 above, recognize the choice of New York Law and, upon appropriate evidence as to such law being adduced, apply such law to contract issues, provided that none of the provisions of the DIP Credit Agreement or of applicable New York Law is contrary to public policy, as that term is understood under Ontario Law, except that (i) in matters of procedure Ontario Law will be applied, (ii) an Ontario court will retain discretion to decline to hear such action if it is contrary to public policy, as that term is understood under Ontario Law, for such court to do so, or if such court is not the proper forum to hear such action or if concurrent proceedings are being brought elsewhere, and (iii) an Ontario Court may not enforce an obligation enforceable under New York Law where performance of the obligation would be illegal by the law of the place of performance or which constitutes the direct or indirect enforcement of a foreign revenue, penal or expropriation law. To the best of our knowledge, there are no reasons based on public policy, as that term is understood under Ontario Law as at the date of this opinion, for avoiding enforcement of the DIP Credit Agreement in accordance with its terms.

6. Ontario Law permits an action to be brought in an Ontario Court on a final and conclusive judgment in personam of a New York Court respecting the enforcement of the DIP Credit Agreement that is not impeachable as void or voidable or otherwise ineffective under New York Law for a sum certain in money provided that,

     (a) the court rendering such judgment had jurisdiction over the judgment debtor as recognized by an Ontario Court (and submission by the Canadian Borrower and the Canadian Subsidiary Guarantors to the jurisdiction of a New York Court pursuant to the DIP Credit Agreement will be sufficient for this purpose);

     (b) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as such term is understood under Ontario Law;

     (c) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws;

     (d) no new admissible evidence, right or defence relevant to the action is discovered prior to the rendering of the judgment by the Ontario Court;

     (e) the motion to enforce such judgment is commenced within six years of the date of such judgement; and

     (f) the enforcement of the judgment would not be contrary to any order made by the Attorney-General of Canada under the Foreign Extraterritorial Measures Act (Canada) or the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments, laws and directives having effects on competition in Canada.

7. If Ontario Law, rather than New York Law, were to apply to the DIP Credit Agreement, the DIP Credit Agreement would constitute a legal, valid and legally binding obligation of the Canadian Borrower and each of the Canadian Subsidiary Guarantors enforceable against each such person in accordance with its terms. The opinion expressed in this paragraph is included at your request and with your acknowledgement that an Ontario Court would not necessarily apply Ontario Law to determine the legality, validity and interpretation of the DIP Credit Agreement if New York Law were pleaded and proved.

8. The execution and delivery by the Canadian Borrower and each of the Canadian Subsidiary Guarantors of the DIP Credit Agreement and each of the Canadian Security Documents to which it is a party and the performance by the Canadian Borrower and each of the Canadian Subsidiary Guarantors of its obligations thereunder do not contravene any provision of any Applicable Law.

9. Other than the entry by the Superior Court of Justice (Ontario) of the Order, no Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required under any Applicable Law to authorize, or is required in connection with, the execution, delivery, performance or enforceability of the DIP Credit Agreement or any of the Canadian Security Documents.

10. The Order has been entered and has not been amended, stayed, vacated or rescinded.

     The opinions expressed above are subject to the following qualifications:

     (a) except to the extent provided in the Order, the enforceability of the Canadian Security Documents may be limited by bankruptcy, winding-up, insolvency, arrangement, fraudulent preference and conveyance, assignment and preference and other similar laws of general application affecting the enforcement of creditor's rights;

     (b) a court may exercise discretion in the granting of equitable remedies such as specific performance and injunction;

     (c) the enforceability of the DIP Credit Agreement and the Canadian Security Documents may be limited by general principles of law relating to the conduct of the DIP Agents and the Lenders prior to execution of or in the administration or performance of the DIP Credit Agreement and the Canadian Security Documents, including, without limitation, (i) undue influence, unconscionability, duress, misrepresentation and deceit, (ii) estoppel and waiver, (iii) laches, and (iv) reasonableness and good faith in the exercise of discretionary powers;

     (d) the DIP Agents and the Lenders may be required to give the Canadian Borrower and the Canadian Subsidiary Guarantors a reasonable time to repay following a demand for payment prior to taking any action to enforce right of repayment or before exercising any of the rights and remedies expressed to be exercisable by the DIP Agents and the Lenders in the DIP Credit Agreement or in any of the Canadian Security Documents;

     (e) no opinion is expressed as to the title of the Canadian Borrower or any Canadian Subsidiary Guarantor to any property or as to the rank or priority of any security interest that may be created by the Canadian Security Documents;

     (f) we express no opinion as to the perfection of any mortgage, charge or security interest nor have we effected any registrations in any property or assets;

     (g)  no opinion is expressed as to the creation of any security interest
          (i) with respect to (x) any property or assets which are not identifiable or traceable or (y) any property which may be governed by the provisions of an Act of the Parliament of Canada including, without limitation, any vessel registered under the Canada Shipping Act and any patents, trademarks or other intellectual property; or
          (ii) in (x) property consisting of a receivable, licence, approval, privilege, franchise, permit, lease or agreement (collectively, "SPECIAL PROPERTY") to the extent that the terms of the Special Property or any applicable law prohibit the assignment or require as a condition of assignability, a consent, approval or other authorization or registration which has not been made or given; or (y) federal Crown debts to the extent the Financial Administration Act (Canada) has not been complied with;

     (h) we express no opinion as to whether a security interest may be created in permits, quotas, licences or other property which is neither personal property nor an interest in land;

     (i) the Personal Property Security Act (Ontario), the Registry Act (Ontario) and the Land Titles Act (Ontario) impose certain obligations on secured creditors which cannot be varied by contract. The legislation may also affect the enforcement of certain rights and remedies under the Canadian Security Documents to the extent that these rights and remedies are inconsistent with or contrary to the legislation;

     (j) a court may decline to accept the factual and legal determinations of a party notwithstanding that a contract or instrument provides that the determinations of that party shall be conclusive;

     (k) a court might not allow the Lenders or the DIP Agents to exercise rights to accelerate the performance of obligations or otherwise seek the enforcement of the DIP Credit Agreement or the Canadian Security Documents based upon the occurrence of a default deemed immaterial;

     (l) no opinion is given as to the enforceability of any provision of the DIP Credit Agreement or the Canadian Security Documents providing for the severance of illegal or unenforceable provisions from the remaining provisions of the Canadian Security Documents;

     (m) a receiver or receiver and manager appointed pursuant to the provisions of any Canadian Security Document may, for certain purposes, be treated by a court as being the agent of the secured party and not solely the agent of the debtor (and the secured party may not be deemed to be acting as the agent and attorney of the debtor in making such appointment), notwithstanding any agreement to the contrary;

     (n) the recoverability of costs and expenses may be limited to those a court considers to be reasonably incurred and the court has the discretion to determine by whom and to what extent costs and expenses incidental to court proceedings shall be paid;

     (o)  rights of indemnification may be limited under applicable law;

     (p) the Currency Act (Canada) precludes a court in Canada from giving judgment in any currency other than Canadian currency;

     (q) any provision of the DIP Credit Agreement or the Canadian Security Documents that provides for a forfeiture of a deposit or any other property or which provides for a particular calculation of damages upon breach may not be enforceable if it is interpreted by a court to be a penalty or if the court determines that relief from forfeiture is appropriate;

     (r) pursuant to the provisions of section 8 of the Interest Act (Canada), no fine, penalty or rate of interest may be exacted on any arrears of principal or interest secured by a mortgage on real property that has the effect of increasing the charge on the arrears beyond the rate of interest payable on principal money not in arrears;

     (s) our opinion herein does not apply to Section 13 of the DIP Credit Agreement;

     (t) we express no opinion as to the enforceability of any provision of the DIP Credit Agreement or any of the Canadian Security Documents:

          (i) which purports to waive any or all defences which might be available to, or constitute a discharge of the liability of, the Canadian Borrower or the Canadian Subsidiary Guarantors;

         (ii) to the extent it purports to exculpate the Lenders, the DIP Agents or any receiver, manager or receiver manager from liability in respect of acts or omissions which may be illegal, fraudulent or involve wilful misconduct; and

        (iii) which states that modifications, amendments or waivers are not binding unless in writing; and

     (u) the enforceability of the DIP Credit Agreement and the Canadian Security Documents may be limited to the extent any term or provision of the DIP Credit Agreement, the Canadian Security Documents or any other DIP Credit Document conflicts or is found to conflict with any term or provision of the Order.

     This opinion is solely for the benefit of the addressees and their permitted assigns and not for the benefit of any other person. It is rendered solely in connection with the transaction to which it relates. It may not be quoted, in whole or in part, or otherwise referred to or used for any other purpose without our prior written consent.


                                                Yours truly,

                                   SCHEDULE I

                                   ADDRESSEES


Bankers Trust Company, as DIP Agent, DIP Co-Arranger and Lender

Canadian Imperial Bank of Commerce, as Canadian DIP Collateral Agent, DIP Co-Arranger and Lender

The Lenders under the DIP Credit Agreement

Blake, Cassels & Graydon

White & Case

                                   SCHEDULE II

                         CANADIAN SUBSIDIARY GUARANTORS

2766906 Canada Inc.                    ServTech Canada, Inc.

721646 Alberta Ltd.                    ST Delta Canada, Inc.

Allwaste of Canada Ltd.                Sablix Inc.

Caligo Reclamation Ltd.                Philip Analytical Services Corporation

Philip Enterprises Inc./               Philip Environmental (Atlantic) Limited
Les Entreprises Philip Inc.

1195613 Ontario Inc.                   Philip Environmental (Elmira) Inc.

1233793 Ontario Inc.                   Philip Environmental Services Limited

2842-7979 Quebec Inc.                  Delsan Demolition Limited

800151 Ontario Inc.                    Philip Investment Corp.

842578 Ontario Limited                 Philip Plasma Metals Inc.

912613 Ontario Ltd.                    PSC/IML Acquisition Corp.

Nortru, Ltd.                           Recyclage d'Aluminium Quebec Inc./Quebec

Allies Staffing Ltd.                   Aluminium Recycling Inc.

                              PHILIP SERVICES CORP.

                             CERTIFICATE OF OFFICER
                          (FINANCIAL ASSISTANCE - OBCA)


TO: Bankers Trust Company, as DIP Agent, DIP Co-Arranger and Lender Canadian Imperial Bank of Commerce, as Canadian DIP Collateral Agent,
               DIP Co-Arranger and Lender
         The Lenders under the credit agreement dated as of June 28, 1999 made among Philip Services Corp., Philip Services (Delaware), Inc., Bankers Trust Company and Canadian Imperial Bank of Commerce, among others
         Blake, Cassels & Graydon
         White & Case
         Stikeman, Elliott


-------------------------------------------------------------------------------

         The undersigned, Colin Soule, duly appointed Executive Vice-President, General Counsel and Corporate Secretary of Philip Services Corp. (the "CORPORATION"), certifies for and on behalf of the Corporation, and not in his personal capacity and without personal liability, intending that the same may be relied upon by each of you without further enquiry, as follows:

1. I am the Executive Vice-President, General Counsel and Corporate Secretary of the Corporation and as such have knowledge of the ownership of the Corporation's subsidiaries;

2. I have made all enquiries and examined all records as I have considered necessary in respect of the matters hereinafter certified;

3. attached as Schedule "A" is a true and complete description of the registered and beneficial ownership of all of the securities of each of the corporations listed therein; and

4. the Corporation is the holding body corporate (within the meaning of such term for the purposes of Section 20 of the Business Corporations Act (Ontario) (the "OBCA")) of each of the corporations listed on Schedule "B" and each such corporation is a wholly owned subsidiary (within the meaning of such term for the purposes of Section 20 of the OBCA) of the Corporation.

         DATED at Toronto this 9th day of July, 1999.


                                         COLIN SOULE
                                         --------------------------------------
                                         Colin Soule

                                  SCHEDULE "A"



1. All of the issued and outstanding securities of Allwaste of Canada Ltd. ("ALLWASTE") are held by and for the benefit of Philip Services Corp. ("PSC").

2. All of the issued and outstanding securities of Caligo Reclamation Ltd. are held by and for the benefit of Allwaste.

3. All of the issued and outstanding securities of Philip Enterprises Inc./Les Entreprises Philip Inc. ("PHILIP ENTERPRISES") are held by and for the benefit of PSC.

4. All of the issued and outstanding securities of 1195613 Ontario Inc. are held by and for the benefit of Philip Enterprises.

5. All of the issued and outstanding securities of 1233793 Ontario Inc. are held by and for the benefit of Philip Enterprises.

6. All of the issued and outstanding securities of 800151 Ontario Inc. are held by and for the benefit of Philip Enterprises.

7. All of the issued and outstanding securities of 842578 Ontario Limited are held by and for the benefit of Philip Enterprises.

8. All of the issued and outstanding securities of 912613 Ontario Ltd. are held by and for the benefit of Philip Enterprises.

9. All of the issued and outstanding securities of Nortru, Ltd. are held by and for the benefit of Nortru Inc. All of the issued and outstanding securities of Nortru Inc. are held by and for the benefit of Philip Industrial Services (USA), Inc. ("PHILIP USA"). All of the issued and outstanding securities of Philip USA, are held by and for the benefit of Philip Services (Delaware), Inc. ("PHILIP DELAWARE"). All of the issued and outstanding securities of Philip Delaware are held by and for the benefit of Philip Enterprises.

10. All of the issued and outstanding securities of Allies Staffing Ltd. are held by and for the benefit of Allies Staffing, Inc. All of the issued and outstanding securities of Allies Staffing Inc. are held by and for the benefit of PSC Enterprises, Inc. All of the issued and outstanding securities of PSC Enterprises Inc. are held by and for the benefit of Philip Industrial Services Group, Inc. All of the issued and outstanding securities of Philip Industrial Services Group, Inc. are held by and for the benefit of Philip USA.

11. All of the issued and outstanding securities of ServTech Canada, Inc. ("SERVTECH") are held by and for the benefit of Philip ST, Inc. All of the issued and outstanding securities of Philip ST, Inc. are held by and for the benefit of Philip USA.

12. All of the issued and outstanding securities of ST Delta Canada, Inc. are held by and for the benefit of ServTech.

13. All of the issued and outstanding securities of Philip Analytical Services Corporation are held by and for the benefit of PSC.

14. All of the issued and outstanding securities of Philip Environmental (Elmira) Inc. are held by and for the benefit of PSC.

15. All of the issued and outstanding securities of Philip Environmental Services Limited ("PHILIP ENVIRONMENTAL") are held by and for the benefit of PSC.

16. All of the issued and outstanding securities of Delsan Demolition Limited are held by and for the benefit of Philip Environmental.

17. All of the issued and outstanding securities of Philip Investment Corp. are held by and for the benefit of PSC.

18. All of the issued and outstanding securities of Philip Plasma Metals Inc. are held by and for the benefit of PSC.

19. All of the issued and outstanding securities of PSC/IML Acquisition Corp. are held by and for the benefit of PSC.

                                  SCHEDULE "B"



Allwaste of Canada Ltd.            Allies Staffing Ltd.
Caligo Reclamation Ltd.            ServTech Canada, Inc.
Philip Enterprises Inc./           ST Delta Canada, Inc.
Les Entreprises Philip Inc.
1195613 Ontario Inc.               Philip Analytical Services Corporation
1233793 Ontario Inc.               Philip Environmental (Elmira) Inc.
800151 Ontario Inc.                Philip Environmental Services Limited
842578 Ontario Limited             Delsan Demolition Limited
912613 Ontario Ltd.                Philip Investment Corp.
Nortru, Ltd.                       Philip Plasma Metals Inc.
                                   PSC/IML Acquisition Corp.

                              PHILIP SERVICES CORP.

                             CERTIFICATE OF OFFICER
                          (FINANCIAL ASSISTANCE - CBCA)


TO: Bankers Trust Company, as DIP Agent, DIP Co-Arranger and Lender Canadian Imperial Bank of Commerce, as Canadian DIP Collateral Agent,
              DIP Co-Arranger and Lender
         The Lenders under the credit agreement dated as of June 28, 1999 made among Philip Services Corp., Philip Services (Delaware), Inc., Bankers Trust Company and Canadian Imperial Bank of Commerce, among others
         Blake, Cassels & Graydon
         White & Case
         Stikeman, Elliott

-------------------------------------------------------------------------------

         The undersigned, Colin Soule, duly appointed Executive Vice-President, General Counsel and Corporate Secretary of Philip Services Corp. (the "CORPORATION"), certifies for and on behalf of the Corporation, and not in his personal capacity and without personal liability, intending that the same may be relied upon by each of you without further enquiry, as follows:

1. I am the Executive Vice-President, General Counsel and Corporate Secretary of the Corporation and as such have knowledge of the ownership of the Corporation's subsidiaries;

2. I have made all enquiries and examined all records as I have considered necessary in respect of the matters hereinafter certified;

3. attached as Schedule "A" is a true and complete description of the registered and beneficial ownership of all of the securities of each of the corporations listed therein; and

4. the Corporation is the holding body corporate (within the meaning of such term for the purposes of Section 44 of the Canada Business Corporations Act (the "CBCA")) of each of the corporations listed on Schedule "B" and each such corporation is a wholly-owned subsidiary (within the meaning of such term for the purposes of Section 44 of the CBCA) of the Corporation.

         DATED at Toronto this 9th day of July, 1999.


                                         COLIN SOULE
                                         --------------------------------------
                                         Colin Soule

                                  SCHEDULE "A"



1. All of the issued and outstanding securities of 2766906 Canada Inc. are held by and for the benefit of Philip Services Corp. ("PSC").

2. All of the issued and outstanding securities of Recylage d'Aluminium Quebec Inc./Quebec Aluminium Recycling Inc. are held by and for the benefit of PSC.

                                  SCHEDULE "B"


2766906 Canada Inc.
Recyclage d'Aluminium Quebec Inc./
Quebec Aluminium Recycling Inc

                                                                     EXHIBIT F-3

July 9, 1999


The Persons listed  on Schedule I hereto


RE: PHILIP SERVICES CORP. CREDIT AGREEMENT


Ladies and Gentlemen:

I am General Counsel to Philip Services Corp., a corporation existing under the laws of Ontario and a debtor and debtor-in-possession (the "Canadian Borrower") in a pending case under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11"), which case is being jointly administered with the cases of the "US Borrower" (as defined below), and certain of the Subsidiary Guarantors (each as defined below) pending under Chapter 11 (collectively, with the Chapter 11 case of the Canadian Borrower, the "Chapter 11 Cases"). In my capacity as General Counsel, I am authorized to furnish opinions on behalf of the Canadian Borrower and its subsidiaries that may be required in connection with various matters. This opinion is being furnished in connection with the preparation, execution and delivery of the Credit Agreement, dated as of June 28, 1999 (the "Credit Agreement"), among the Canadian Borrower, Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor and debtor-in-possession in the Chapter 11 Cases (the "US Borrower" and together with the Canadian Borrower, the "Borrowers"), and each of the entities listed on
Schedule II, each of which is a direct or indirect subsidiary of the Canadian Borrower (each, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"), Bankers Trust Company, as administrative agent (in such capacity, the "DIP Agent") for the Lenders (as defined below), Bankers Trust Company and Canadian Imperial Bank of Commerce, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the various financial institutions from time to time party thereto (collectively, the "Lenders"). This opinion is being delivered pursuant to Section 5.01(c)(iii) of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed thereto in the Credit Agreement.

In rendering the opinions set forth herein, I have examined originals or copies, certified or otherwise identified to my satisfaction, of:

(1)  the Credit Agreement;

(2) the Revolving Notes (each a "Note" and, collectively, the "Notes") issued on the date hereof to the applicable Lenders;

(3) the Pledge Agreement, dated as of June 28, 1999, by and among the US Borrower, the U.S. Subsidiary Guarantors, and Bankers Trust Company and Canadian Imperial Bank of Commerce as DIP Collateral Agents (in such capacity, the "DIP Collateral Agents" and, together with the DIP Agent, the "Agents") (the "Pledge Agreement");

(4)  the Orders;

(5) copies of the Articles of Incorporation, Certificates of Incorporation, Certificates of Formation, By-Laws, Operating Agreements, or equivalent organizational documents of each of the Borrowers, together with the Subsidiary Guarantors (collectively, the "Opinion Parties");

(6) copies of resolutions of the Boards of Directors or other governing bodies of each of the Opinion Parties adopted on June 24, 1999;

(7) certificates of good standing or certificates of existence for each of the Opinion Parties (other than the Opinion Parties listed on Exhibit A hereto (collectively, the "Excluded Subsidiaries");

(8)  certificates of public officials; and

(9) such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

The documents listed at items (a), (b) and (c) above shall hereinafter be referred to collectively as the "Loan Documents". In rendering the opinions set forth herein, I have also made such inquiries of officers and representatives of the Opinion Parties as I have deemed relevant or necessary as the basis for such opinions. I have relied upon, and assume the accuracy of, such certificates and other statements, documents, records, and papers with respect to the factual matters set forth therein and I have assumed the genuineness of all of the signatures and the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as certified or photostatic copies.

With your permission, I have further assumed the due authorization, execution and delivery of the Loan Documents by all of the parties thereto other than the Opinion Parties, and that all parties thereto other than the Opinion Parties have complied or will comply with all applicable laws and regulations in connection with the consummation of the transactions contemplated thereby.

Based on the foregoing and subject to the qualifications stated herein, I am of the opinion that:

1. Each of the Opinion Parties, other than the Excluded Subsidiaries, that exists under the laws of Canada or the provinces thereof, is duly organized and validly existing under the laws of its jurisdiction of formation. Each of the Opinion Parties, other than the Excluded Subsidiaries, that exists under the laws of the United States or the states thereof, is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Each of the Opinion Parties other than the Excluded Subsidiaries is duly authorized to do business in each jurisdiction in which it owns or leases property and where the failure to do so would have a material adverse effect on the business, property, condition (financial or otherwise) or results of operations of such Opinion Party (a "Material Adverse Effect").

2. Each of the Opinion Parties has all requisite power and authority to enter into and perform its obligations under the Loan Documents.

3. The execution and delivery by each Opinion Party of the Loan Documents to which it is a party and the performance by each such Opinion Party of its respective obligations thereunder have been duly authorized by all necessary proceedings, corporate or otherwise, on the part of such Opinion Party.

4. The Loan Documents have been duly executed and delivered by each Opinion Party that is a party thereto.

5. The execution and delivery by each Opinion Party of the Loan Documents to which it is a party and the performance of its obligation thereunder do not conflict with, contravene, violate or constitute a default under and are not in contravention of (i) its articles of incorporation or bylaws (or other equivalent organizational documents) or (ii) any judicial or administrative order or decree of any governmental authority.

I am qualified to practice law in the Province of Ontario, Canada, and I do not purport to express any opinion herein concerning any laws other than the laws of the Province of Ontario, Canada and the laws of Canada applicable therein and, solely with respect to the opinion expressed in paragraph 1 regarding certain of the Opinion Parties organized under the laws of the State of Delaware, the General Corporation Law of the State of Delaware.

This opinion is predicated solely upon laws and regulations in existence as of the present date and as they presently apply, and to the facts as they presently exist. I assume no obligation to revise or supplement this opinion should the present facts change or the present laws be changed by legislative action, judicial decision or otherwise.

I call to your attention that the execution, delivery and performance by the Opinion Parties of the Loan Documents, the grant by the Opinion Parties pursuant thereto of security interests and other liens in respect of their assets, the issuance by each Borrower of the Notes to which it is a party and the borrowing by the Borrowers of Borrowings thereunder may violate or constitute defaults under other agreements and instruments to which any Opinion Party or its property is subject, and, in giving my opinion in paragraph 1 herein, I am relying upon the effectiveness of the Interim Order. In addition, I call to your attention that (i) the Excluded Subsidiaries listed under the heading "Subsidiaries Not in Good Standing" on Exhibit A hereto are not in good standing in their respective jurisdictions of organization and (ii) the Excluded Subsidiaries listed under the heading "Subsidiaries Not Validly Existing" on Exhibit A hereto are not validly existing in their respective jurisdictions of organization and, in each case, I express no opinion as to the effect of such failure to be in good standing or to be validly existing on the opinions expressed herein.

This opinion is being furnished only to the addressees named above in connection with the Loan Documents and is solely for their benefit and is not to be used, circulated, quoted, relied upon or otherwise referred to by any other Person or for any other purpose without my prior written consent, except that (i) an assignee of a Lender which becomes a party to (and a Lender under) the Credit Agreement pursuant to subsection 12.04(b) of the Credit Agreement may rely on this opinion as if it were addressed and delivered to such assignee on the date hereof.

Very truly yours,

PHILIP SERVICES CORP.




Colin Soule
Executive Vice President, General Counsel
& Corporate Secretary

                                   SCHEDULE I
                                   ----------


Addressees of Opinion
---------------------

Bankers Trust Company, as Administrative Agent, DIP Agent and Co-Arranger Canadian Imperial Bank of Commerce, as Co-Arranger
Arnos Corp.
Bankers Trust Company
Bear Stearns & Co. Inc.
Canadian Imperial Bank of Commerce
Comerica Bank
Foothill Capital Corporation
Societe Generale Canada
The Chase Manhattan Bank
The Toronto-Dominion Bank
Skadden, Arps, Slate, Meagher & Flom (Illinois)
Skadden, Arps, Slate, Meagher & Flom LLP
Stikeman, Elliott

                                   SCHEDULE II
                                   -----------


Subsidiary Guarantors
---------------------

1195613 Ontario Inc.
1233793 Ontario Inc.
21st Century Environmental Management, Inc.
21st Century Environmental Management, Inc. of Rhode Island
21st Century Environmental Management, Inc. of Nevada
21st Century Environmental Management, Inc. of Puerto Rico
2766906 Canada Inc.
2842-7979 Quebec Inc.
721646 Alberta Ltd.
800151 Ontario Inc.
842578 Ontario Limited
912613 Ontario Ltd.
Ace/Allwaste Environmental Services of Indiana, Inc.
Advanced Energy Corporation
Advanced Environmental Systems, Inc.
All Safety and Supply, Inc.
Allies Staffing, Inc.
Allies Staffing Ltd.
AllQuest Capital, Inc.
AllScaff, Inc.
Allwaste Asbestos Abatement Holdings, Inc.
Allwaste Asbestos Abatement, Inc.
Allwaste Asbestos Abatement of New England, Inc.
Allwaste of Canada Ltd.
Allwaste Railcar Cleaning, Inc.
Allwaste Recovery Systems, Inc.
Allwaste Services of El Paso, Inc.
Allwaste Tank Cleaning, Inc.
Allwaste Texquisition, Inc.
Allworth, Inc.
ALRC, Inc.
APLC, Inc.
BEC/Philip, Inc.
Burlington Environmental Inc. (Delaware)

Burlington Environmental Inc. (Washington)
Butco, Inc.
Caligo Reclamation Ltd.
Cappco Tubular Products USA, Inc.
Chem-Fab, Inc.
Chem-Freight, Inc.
Chemical Pollution Control, Inc. of New York - A 21st Century Environmental
     Management Company
Chemical Pollution Control, Inc. of Florida - A 21st Century Environmental
     Management Company
Chemical Reclamation Services, Inc.
Cousins Waste Control Corporation
CyanoKEM, Inc.
Deep Clean, Inc.
Delsan Demolition Limited
DM Acquisition Corporation
Gasoline Tank Service Company Inc.
Georgia Recovery Systems
GRS/Lake Charles, Ltd.
Hartney Corporation
Hydro-Engineering & Service, Inc.
Industrial Construction Services Company, Inc.
Industrial Services Technologies, Inc.
Intermetco U.S., Inc.
Intermetco U.S.A. Ltd.
IST Holding Corp.
James & Luther Services, Inc.
Jesco Industrial Service, Inc.
Luntz Acquisition (Delaware) Corporation
Luntz Corporation
Mac-Tech, Inc.
Northland Environmental, Inc.
Nortru, Inc.
Nortru, Ltd.
Oneida Asbestos Abatement Inc.
Oneida Asbestos Removal, Inc.
Philip Analytical Services Corporation
Philip Automotive, Ltd.

Philip Chemi-Solv, Inc.
Philip Chemisolv Holdings, Inc.
Philip Corrosion Services, Inc.
Philip Enterprise Service Corporation
Philip Enterprises Inc./Les Entreprises Philip Inc.
Philip Environmental (Atlantic) Limited
Philip Environmental (Elmira) Inc.
Philip Environmental of Idaho Corporation
Philip Environmental Services Corporation
Philip Environmental Services, Inc.
Philip Environmental Services Limited
Philip Environmental (Washington) Inc.
Philip Industrial Services (Delaware), Inc.
Philip Industrial Services (USA), Inc.
Philip Industrial Services Group, Inc.
Philip Industrial Services of Texas, Inc.
Philip Investment Corp.
Philip/J.D. Meagher, Inc.
Philip Mechanical Services of Louisiana, Inc.
Philip Metals (New York), Inc.
Philip Metals (USA), Inc.
Philip Metals, Inc.
Philip Metals Recovery (Delaware), Inc.
Philip Metals Recovery (USA), Inc.
Philip Mid-Atlantic, Inc.
Philip Oil Recycling, Inc.
Philip Petro Recovery Systems, Inc.
Philip Plant Services, Inc.
Philip Plasma Metals Inc.
Philip Reclamation Services, Houston, Inc.
Philip Refractory and Corrosion Corporation
Philip Refractory Services, Inc.
Philip Scaffold Corporation
Philip/SECO Industries, Inc.
Philip Services (Pennsylvania), Inc.
Philip Services/Atlanta, Inc.
Philip Services Hawaii, Ltd.
Philip Services/Louisiana, Inc.

Philip Services/Missouri, Inc.
Philip Services/Mobile, Inc.
Philip Services/North Atlantic, Inc.
Philip Services/North Central, Inc.
Philip Services/Ohio, Inc.
Philip Services/Oklahoma, Inc.
Philip Services/South Central, Inc.
Philip Services/Southwest, Inc.
Philip ST, Inc.
Philip ST Piping, Inc.
Philip Technical Services, Inc.
Philip Transportation and Remediation, Inc.
Philip West Industrial Services, Inc.
Philip/Whiting, Inc.
Piping Companies, Inc.
Piping Holdings Corp.
Piping Mechanical Corp.
PRS Holding, Inc.
PSC Enterprises, Inc.
PSC/IML Acquisition Corp.
Recyclage d'Aluminium Quebec Inc./Quebec Aluminum Recycling Inc.
Republic Environmental Recycling (New Jersey), Inc.
Republic Environmental Systems (Pennsylvania), Inc.
Republic Environmental Systems (Technical Services Group), Inc.
Republic Environmental Systems (Transportation Group), Inc.
RESI Acquisition (Delaware) Corporation
Resource Recovery Corporation
Rho-Chem Corporation
RMF Environmental, Inc.
RMF Global, Inc.
RMF Industrial Contracting, Inc.
Sablix Inc.
Serv-Tech Construction and Maintenance, Inc.
Serv-Tech Engineers, Inc.
Serv-Tech EPC, Inc.
Serv-Tech International Sales, Inc.
Serv-Tech of New Mexico, Inc.
Serv-Tech Services, Inc.

ServTech Canada, Inc.
Solvent Recovery Corporation
Southeast Environmental Services Company, Inc.
ST Delta Canada, Inc.
Termco Corporation
Terminal Technologies, Inc.
ThermalKEM Inc.
TIPCO Acquisition Corp.
Total Refractory Systems, Inc.
United Industrial Materials, Inc.
United Drain Oil Service, Inc.

                                                                       Exhibit A
                                                                       ---------



                              Excluded Subsidiaries
                              ---------------------



Subsidiaries Not in Good Standing
---------------------------------

Allwaste Tank Cleaning Inc.
Burlington Environmental Inc. (a Delaware corporation)
Cappco Tubular Products USA, Inc.
Republic Environmental Recycling (New Jersey), Inc.
21st Century Environmental Management, Inc.
Ace/Allwaste Environmental Services of Indiana, Inc.
Allwaste Asbestos Abatement Holdings, Inc.
Allwaste Asbestos Abatement, Inc.
Allwaste Asbestos Abatement of New England, Inc.
Allwaste Texquisition, Inc.
Hydro Engineering & Services, Inc.
Industrial Services Technologies, Inc.
IST Holding Corp.
Oneida Asbestos Removal Inc.
Piping Holdings Corp.
Piping Mechanical Corporation
Republic Environmental Systems (Technical Services Group), Inc.
2842-7979 Quebec, Inc.
Serv-Tech International Sales, Inc.

Subsidiaries Not Validly Existing
---------------------------------

21st Century Environmental Management, Inc.
Ace/Allwaste Environmental Services of Indiana, Inc.
Allwaste Asbestos Abatement Holdings, Inc.
Allwaste Asbestos Abatement, Inc.
Allwaste Asbestos Abatement of New England, Inc.
Allwaste Texquisition, Inc.
Hydro Engineering & Services, Inc.
Industrial Services Technologies, Inc.
IST Holding Corp.

Oneida Asbestos Removal Inc.
Piping Holdings Corp.
Piping Mechanical Corporation
Republic Environmental Systems (Technical Services Group), Inc.
2842-7979 Quebec, Inc.

                                                                   EXHIBIT G-1


                                  Interim Order


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                    )
                                          )     Chapter 11
PHILIP SERVICES (DELAWARE) INC., et al.,  )
                                          )     Case No. 99-_______
                 Debtors.                 )     Through  99-_______ (____)
                                          )
                                          )     Jointly Administered


                           INTERIM ORDER AUTHORIZING
                        DEBTORS TO OBTAIN POST-PETITION
           FINANCING PURSUANT TO 11 U.S.C. SECTIONS 364(c) AND 364(d)


     Upon the motion (the "Motion") dated June 28, 1999 of Philip Services Corp. ("PSC") and certain of its subsidiaries incorporated in the United States, each as a debtor and debtor in possession (each a "Debtor" and collectively, the "Debtors"), (a) seeking this Court's authorization pursuant to Sections 364(c)(1), (2) and (3) and 364(d)(1) of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (as amended, the "Bankruptcy Code") and Rules 2002, 4001(c) and 9014 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), for PSC and its wholly-owned subsidiary, Philip Services (Delaware), Inc., a Debtor herein ("PSI", and together with PSC, the "Borrowers"), inter alia (1) to obtain post-petition financing (the "Post-Petition Financing") in an aggregate principal amount not to exceed $100,000,000, from Bankers Trust Company ("BTCo"), as agent (in such capacity, the "DIP Agent") and a syndicate of financial institutions arranged by Canadian Imperial Bank of Commerce ("CIBC") and BTCo (including the DIP Agent, "the DIP Lenders"), which syndicate may include any or all of the Pre-Petition Lenders (as defined below), and for the Debtors herein (other than the Borrowers) to guaranty the payment of the Borrowers' obligations in respect of the Post-Petition Financing; for the subsidiaries of the Borrowers incorporated in Canada (each a "Canadian Entity" and, collectively with PSC, the "Canadian Entities"(1), and together with the Debtors other than the Borrowers, the "Guarantors") to guaranty the payment of PSC's obligations in respect of the Post-Petition Financing and for each of the Borrowers to guaranty the payment of the other Borrower's obligations in respect of the Post-Petition Financing; and for the Borrowers and the Guarantors to execute a Credit Agreement with respect to the Post-Petition Financing (as amended, supplemented or otherwise modified from time to time, the "Post-Petition Credit Agreement"); and for the Borrowers to execute revolving credit notes (the "Notes"); and for each (i) Debtor (other than the Borrowers) to guarantee the Notes, (ii) Canadian Entity (other than PSC) to guaranty the Notes executed by PSC, and (iii) Borrower to guaranty the Notes of the other Borrower, all as in accordance with the Post-Petition Credit Agreement (the Post-Petition Credit Agreement, the Notes, and all ancillary documents as any time executed in connection therewith, collectively, the "Post-Petition Credit Documents"); and (ii) to grant the DIP Lenders,

____________

(1) PSC, together with all of its direct and indirect subsidiaries, are collectively referred to herein as the "Philip Entities." This Interim Order does not reflect the consent to jurisdiction by any Philip Entity that is not otherwise subject to the jurisdiction of this Court.

     Furthermore, the obligations of the Canadian Entities (other than PSC) under this Order are expressly conditioned upon the court in the Canadian Cases (as defined below) authorizing and directing the Canadian Entities to enter into their obligations hereunder (the "Canadian Approvals").

for the obligations of the Debtors and the Canadian Entities under the Post-Petition Credit Documents: (A) pursuant to Section 364(c)(1) of the Bankruptcy Code, claims having administrative expense priority, over any and all other administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, including, without limitation, administration expenses arising in connection with any superseding proceeding under Chapter 7 of the Bankruptcy Code, subject only to (1) the superpriority claims granted to the holders of the Account Intermediary Receivable Liens (as defined below) pursuant to that certain Stipulation and Other Authorizing and Restricting Use of Cash Collateral and Granting Adequate Protection of Secured Claims (the "Cash Collateral Order") and (2) the Carve-Out (as defined below); (B) pursuant to
Section 364(c)(2) of the Bankruptcy Code, first priority liens and security interests on all unencumbered assets of the Debtors located in the United States (whether heretofore or hereafter acquired), subject only to (1) the Bonding Liens (as defined below), (2) the replacement liens granted to the holders of the Account Intermediary Receivable Liens pursuant to the Cash Collateral Order (the "Account Intermediary Replacement Liens"), and (3) the Carve-out; (C) pursuant to Section 364(c)(3) of the Bankruptcy Code, junior liens and security interests on all assets located in the United States encumbered by the Senior Liens (as defined below) (whether heretofore or hereafter acquired), subject only to (1) the Bonding Liens, (2) the Account Intermediary Replacement Liens, and (3) the Carve-Out; and (D) pursuant to Section 364(d)(1) of the Bankruptcy Code, liens and security interests priming the liens and security interests granted to the Pre-Petition Lenders (as defined below) and the Pre-Petition Agents (as defined below) under the Pre-Petition Credit Documents (whether heretofore or hereafter acquired), subject only to (1) the Bonding Liens, (2) the Senior Liens, (3) the Account Intermediary Replacement Liens, and (4) the Carve-Out; (b) seeking a preliminary hearing (the

"Preliminary Hearing") on the Motion to consider entry of an interim order pursuant to Bankruptcy Rule 4001(c) (the "Interim Order") authorizing the Borrowers to cause letters of credit to be issued under the Post-Petition Financing up to the aggregate face amount of $12,000,000 upon the terms and conditions set forth in the Post-Petition Credit Documents and this Interim Order pending the Final Hearing referred to below; and (c) requesting that the final hearing (the "Final Hearing") be scheduled by this court to consider entry of a final order pursuant to Bankruptcy Rule 4001(c) (the "Final Order") authorizing, inter alia, the Post-Petition Financing; and appropriate notice of the Motion under the circumstances having been given; and Preliminary Hearing on the Motion having been held before this Court on June__, 1999; and upon the record made at the Preliminary Hearing, and this court having found good and sufficient cause appearing therefor;

     IT IS HEREBY FOUND AND DETERMINED THAT:

     A. This Court has jurisdiction over this matter pursuant to 28 U.S.C. ss157(b) and 1334. Consideration of this matter constitutes a core proceeding as defined in 28 U.S.C. s157(b)2. The statutory predicates for the relief sought herein are Sections 105, 361, 362, 363 and 364 of the Bankruptcy Code and Rule 4001(c) of the Bankruptcy Rules. Venue of the Chapter 11 Cases (as defined below) and the motion seeking approval of this Order in this District is proper pursuant to 28 U.S.C. ss1408 and 1409.

     B. On June 25, 1999 (the "Petition Date"), the Debtors filed petitions for relief (the "Chapter 11 Cases") pursuant to Chapter 11 of the Bankruptcy Code with the Clerk of the United States Bankruptcy Court for the District of Delaware. The Chapter 11 Cases have been consolidated for procedural purposes only. Also on the Petition Date, the Canadian Entities commenced insolvency proceedings under the Companies' Creditors Arrangement Act (the "CCAA," and the proceedings commenced thereunder, the "Canadian Cases" and, together with the Chapter 11 Cases, the "Cases") in the Superior Court of Ontario (the "Canadian Court").

     C. The Debtors have continued in the management and operation of their business and property as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee, examiner or creditors committee has been appointed in the Chapter 11 Cases, nor has any request for the appointment of a trustee or examiner been made.

     D. PSC and its direct and indirect subsidiaries are an integrated metals recovery and industrial services company which provides metals recovery and processing services, by-products recovery, and industrial outsourcing services to major industry sectors with over 230 locations in the United States, Canada and Europe. PSC's primary base of operations is in the United States. PSC is organized into two operating divisions, the Metals Services Group and the Industrial Services Group. The Metals Services Group is one of the largest ferrous scrap processors in North America and the United Kingdom and has approximately 2,000 employees. The Industrial Services Group is an integrated provider of by-products recovery and industrial outsourcing with a network of over 200 facilities and approximately 10,000 employees. For the year ended December 31, 1998, PSC had revenue of approximately $2.0 billion.

     E. Prior to the Petition Date, the lenders (the "Pre-Petition Lenders") from time to time party to that certain Credit Agreement dated as of August 11, 1997 (the "Pre-Petition Credit Agreement") among the Pre-Petition Lenders, the Borrowers, CIBC, as

Administrative Agent, BTCo, as Syndication Agent, and CIBC and BTCo, as Co-Arrangers, (CIBC and BTCo, collectively in their capacity as agents under the Pre-Petition Credit Agreement, the "Pre-Petition Agents") loaned money or extended financial accommodations (the "Pre-Petition Loans") to the Borrowers pursuant to the Pre-Petition Credit Agreement. The Borrowers' Restricted Subsidiaries (as defined in the Pre-Petition Credit Agreement), including each of the subsidiaries that are Debtors herein, executed guarantees of the Borrowers' obligations under the Pre-Petition Credit Agreement. The obligations of the Debtors, other than PSC, under the Pre-Petition Credit Agreement and the guarantees were secured in accordance with that certain U.S. Security Agreement dated as of March 16, 1998, as well as various mortgages and other security documents, and the obligations of the Canadian Entities under the Pre-Petition Credit Agreement and the guarantees were secured in accordance with that certain Canadian Security Agreement dated as of March 16, 1998, as well as various mortgages and other security documents (all guarantees and security documents, collectively with the Credit Agreement, the "Pre-Petition Credit Documents").

     F. The Philip Entities have acknowledged the validity, priority and perfection of the liens and security interests of the Pre-Petition Lenders in virtually all of their assets, including, without limitation, all funds on deposit at the banks at which the Debtors' and the Canadian Entities' maintain their cash management system, all proceeds of the Debtors' and the

Canadian Entities' accounts and all other proceeds of the Pre-Petition Lenders' collateral (the "Cash Collateral")(2)

     G. In light of their immediate and critical need to use the Cash Collateral, the Philip Entities have sought authorization to use the Cash Collateral, on an interim basis, pursuant to the terms of the Cash Collateral Order. The Cash Collateral Order provides for the granting of certain replacement liens, security interests and superpriority administrative claims to the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens as adequate

-------------------

(2) Specifically, the Philip Entities have acknowledged in the Cash Collateral Order that, except for relatively de minimis exceptions, the Pre-Petition Lenders' liens and security interests in the assets of the Philip Entities are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination, except such liens and security interests are junior and subordinate to (a) the liens and security interests granted to the DIP Agent and the DIP Lenders herein and under the Post-Petition Credit Documents, (b) pre-existing validly perfected and unavoidable liens and security interests that were senior to the Pre-Petition Lenders' liens and security interests as of the Petition Date (the "Pre-Petition Senior Liens"), (c) the liens of the LC Issuers and the LC Lenders under the Pre-Petition Credit Agreement in specified cash collateral held under
     Section 5.06 of the Pre-Petition Credit Agreement and the holders of the liens in specified cash collateral granted in connection with the Permitted LC Facility in the Pre-Petition Credit Agreement (the "LC Liens"), (d) liens on Canadian accounts receivable addressed in documentation entered into in connection with the establishment of operating accounts of certain of the Canadian Entities at CIBC and the maintenance of operating accounts of certain of the Debtors at Comerica Bank (the "Account Intermediary Receivable Liens"), and (e) liens on specified cash collateral which was also addressed in documentation entered into in connection with the establishment of operating accounts of certain of the Canadian Entities at CIBC and the maintenance of operating accounts of certain of the Debtors at Comerica Bank and in other documentation entered into in connection with the establishment of the Permitted LC Facility under Amending Agreement No.3 to the Pre-Petition Credit Agreement (the "Other Account Intermediary Liens", and together with the Pre-Petition Senior Liens, the LC Liens and the Account Intermediary Receivable Liens, the "Senior Liens").

protection for the use and diminution in value of the Cash Collateral and the other Pre-Petition Collateral subject to such liens and security interests.

     H. In addition to the use of the Cash Collateral, the Debtors also have a critical need to access the sources of working capital and financing contemplated under the Post-Petition Credit Documents in order to enable them to meet their working capital and general corporate requirements during the anticipated duration of these cases. The Debtors have an urgent need for letter of credit capacity in the amount of $12 million, pending any final relief on the Motion, to avoid any immediate and irreparable harm to their estates. The Debtors are unable to obtain unsecured credit allowable under Section 503(b)(1) of the Bankruptcy Code as an administrative expense or solely through the granting of liens pursuant to Sections 364(c)(2) or (c)(3) of the Bankruptcy Code. Because virtually all of the assets of the Philip Entities are pledged to the Pre-Petition Lenders and the Pre-Petition Agents to secure the obligations of the Borrowers and the Guarantors in respect of the Pre-Petition Credit Documents, new borrowing facilities are unavailable to the Debtors without the Debtors (a) granting to the DIP Lenders claims, with respect to all obligations and indebtedness under the Post-Petition Credit Documents, having priority over any and all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code (other than the Carve-Out and the superpriority claims granted to the holders of the Account Intermediary Receivable Liens in the Cash Collateral Order) and (b) securing such obligations and indebtedness with various senior and junior liens on the assets of the Philip Entities pursuant to Sections 364(c)(2), (c)(3) and (d)(1) of the Bankruptcy Code (each subject to the Senior Liens, the Bonding Liens, the Account

Intermediary Replacement Liens and the Carve-Out, and as otherwise described more fully herein).

     I. The ability of the Debtors and the Canadian Entities to finance their operations and the availability to them of sufficient working capital and liquidity and other financial accommodations is vital to their ability to maintain their operations. The Post-Petition Financing is required to enable (i) the Borrowers to finance the working capital and general corporate requirements of the Debtors during the Cases (ii) the US Credit Parties to (a) make necessary investments in and advances to direct and indirect subsidiaries of PSC that are not Credit Parties(1), subject to an aggregate limitation of $10,000,000 and (b) after the Canadian Approvals are obtained, make investments in and advances to the Canadian Entities through the Maturity Date, and (iii) the Borrowers to finance the working capital and general corporate requirements of PSC and the Other Canadian Entities during the Canadian Cases in an amount not to exceed the Canadian Loan Amount.

     J. The preservation and maintenance of the going concern value of the Debtors and the Canadian Entities is of utmost significance and importance to a successful reorganization of the Debtors and the Canadian Entities pursuant to the provisions of Chapter 11 of the Bankruptcy Code and the CCAA. The entry of this Interim Order (i) will minimize the disruption to the business of the Debtors and the Canadian Entities which would otherwise result



__________________

(1) Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Post-Petition Credit Agreement.

from the filing of the petitions commencing the Cases, (ii) will increase the likelihood that the Debtors and the Canadian Entities will be reorganized pursuant to the Bankruptcy Code and the CCAA, (iii) is in the best interest of the Debtors and the Canadian Entities and their estates and (iv) is necessary to avoid immediate and irreparable harm to the Debtors and the Canadian Entities, their creditors, and their assets, businesses, goodwill, reputation, employees and franchises.

     K. The Post-Petition Financing has been negotiating in good faith and at arms' length among the Debtors, the Canadian Entities, the DIP Agent and the DIP Lenders, with all parties represented by counsel, and any loans made to, and any letter of credit issued for the account of, the Borrowers by the DIP Lenders pursuant to the Post-Petition Credit Agreement shall be deemed to have been extended in good faith, as that term is used in Section 364(e) of the Bankruptcy Code, and the liens and priorities granted to the DIP Agent and the DIP Lenders pursuant to this Interim Order and the Post-Petition Credit Documents shall be entitled to the protections of Section 364(e) of the Bankruptcy Code.

     L. It is a condition precedent to availability under the Post-Petition Financing that the Debtors are allowed to use the Cash Collateral in accordance with and pursuant to the terms of the Cash Collateral Order. The Cash Collateral Order expressly contemplates the granting of liens, security interests and superpriority administrative claims to the DIP Lenders, subject to the Carve-Out, pursuant to the DIP Credit Documents and this Interim Order, (a) with priority over the liens, security interests and superpriority administrative claims provided to the Pre-Petition Lenders pursuant to the Pre-Petition Credit Documents and the Cash Collateral Order, (b) junior and subordinate to the liens and security interests provided to the holders of the

Senior Liens and the Bonding Liens, and (c) junior and subordinate to the superpriority administrative claims provided to the holders of the Account Intermediary Receivable Liens pursuant to the Cash Collateral Order. The Required Lenders (as defined in the Pre-Petition Credit Agreement) and the holders of the Account Intermediary Receivable Liens have consented and agreed to the liens, security interests and superpriority administrative claims (and the priority thereof) granted pursuant to the DIP Credit Documents and this Interim Order and the Court expressly finds that such consent, in addition to the protections afforded in the Cash Collateral Order, constitutes adequate protection under, and satisfies the requirements of, Section 364(d) of the Bankruptcy Code.

                       IT IS HEREBY ORDERED AND ADJUDGED that:

     1. The Motion is granted, subject to the terms and conditions set forth in this Interim Order.

     2. The Debtors are expressly authorized and empowered to execute and deliver the Post-Petition Credit Agreement, the Notes and any other Post-Petition Credit Documents to be executed in connection therewith, all in substantially the form annexed to the Post-Petition Credit Agreement. The terms and conditions of the Post-Petition Credit Documents are approved, and the Borrowers and the Guarantors are authorized and directed to comply with and perform all of the terms and conditions contained therein, to repay amounts borrowed and, in the case of each Guarantor, to repay amounts guaranteed, with interest to the DIP Lenders in accordance with and subject to the terms and conditions set forth in the Post-Petition Credit Agreement, the Notes, the other Post-Petition Credit Documents and this Interim

Order. The Debtors are further authorized to pay amounts to various state authorities to remain incorporated in good standing in such states, including any and all amounts that may have been due and owing as of the Petition Date, in order to comply with the provisions of the Post-Petition Credit Documents. The Debtors are further authorized and directed to pay all fees and expenses, including, without limitation, all reasonable fees and expenses of professionals engaged by the DIP Agent and the DIP Lenders, in accordance with the terms of the Post-Petition Credit Agreement. All loans made under the Post-Petition Credit Agreement ("Loans") and interest thereon together with all reimbursement and other obligations in respect of letters of credit issued under the Post-Petition Credit Agreement ("Letters of Credit"), and fees, costs, expenses, and other indebtedness, obligations and liabilities of the Borrowers and the Guarantors to the DIP Agent and the DIP Lenders under the Post-Petition Credit Documents and this Interim Order are hereinafter referred to as the "Obligations."

     3. The Debtors are authorized to make, execute, deliver and perform any and all modifications and amendments to the Post-Petition Credit Documents which are not material and as may be agreed upon in writing by the Debtors, the Canadian Entities, the DIP Agent and the DIP Lenders (pursuant to the Post-Petition Credit Agreement) without further order of this Court; provided that modifications and amendments to the Post-Petition Credit Documents that are material may not be made without further order of this Court. The obligations of the Debtors under the Post-Petition Credit Documents are legal, valid and binding and are enforceable against the Debtors in accordance with their terms.

     4. The Borrowers are expressly authorized to incur indebtedness for letters of credit from the DIP Lenders in the aggregate amount of $12,000,000 of the proposed Post-Petition Financing pending final relief on the Motion. All borrowings under the Post-Petition

Financing are subject to the budget dated April 1, 1999 to be filed with the Court (the "Budget") and as otherwise permitted in the Post-Petition Credit Documents.

     5. In accordance with Section 364(c)(1) of the Bankruptcy Code, the Obligations shall constitute claims ("Super-Priority Claims") with priority in payment over any and all administrative expenses of the kinds specified or ordered pursuant to any provision of the Bankruptcy Code, including, but not limited to, Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b) and
726 of the Bankruptcy Code, other than (i) the superpriority claims granted to the holders of the Account Intermediary Receivable Liens pursuant to the Cash Collateral Order and (ii) the Carve-Out. No cost or expense of administration under Sections 105, 364(c)(1), 503(b), 506(c), 507(b) of the Bankruptcy Code or otherwise, including those resulting from the conversion of any of the Chapter 11 Cases pursuant to Section 1112 of the Bankruptcy Code, shall be senior to, or pari passu with, the Super-Priority Claims of the DIP Agent and the DIP Lenders arising out of the Obligations, subject only to the superpriority claims granted to the holders of the Account Intermediary Receivable Liens pursuant to the Cash Collateral Order and the Carve-Out.

     6. As security for the Obligations, the DIP Agent and the DIP Lenders shall have and are hereby granted (effective upon the date of this Interim Order and without the necessity of the execution by the Debtors or the Canadian Entities, or filing, of security agreements, pledge agreements, mortgages, financing statements or otherwise):

          (i) pursuant to Section 364(c)(2) of the Bankruptcy Code, first priority liens and security interests on all unencumbered assets of the Debtors (whether heretofore or hereafter acquired), subject only to (a) the Carve-Out, (b) liens and security interests granted to the bonding companies pursuant to the Stipulation and order Authorizing Debtors to Obtain Post-Petition Surety Bonds and to Enter into Indemnity Agreement and Intercreditor Agreement as necessary to comply with the bonding requirements of the Philip Entities (as defined in the Pre-Petition Credit Agreement) (the "Bonding Liens"), and (c) the Account Intermediary Replacement Liens;

          (ii) pursuant to Section 364(c)(3) of the Bankruptcy Code, junior liens and security interests on all assets encumbered by the Senior Liens, subject only to (a) the Carve-Out, (b) the Account Intermediary Replacement Liens, and (c) the Bonding Liens;

          (iii) pursuant to Section 364(d)(1) of the Bankruptcy Code, liens and security interests priming the liens and security interests granted to the Pre-Petition Agents and the Pre-Petition Lenders under the Pre-Petition Credit Documents, subject only to (a) the Carve-Out, (b) the Senior Liens,
     (c) the Account Intermediary Replacement Liens, and (d) the Bonding Liens.

The liens and security interests provided to the DIP Agent and the DIP Lenders in this paragraph are hereafter collectively referred to as the "Post-Petition DIP Liens," and the assets securing the Post-Petition Liens are hereafter referred to as the "Post-Petition DIP Collateral." Notwithstanding anything else herein to the contrary, unless this order shall become a final order, the proceeds of any Chapter 5 avoidance actions shall not be included in the Post-Petition DIP Liens.

     7. The Post-Petition DIP Liens shall, from and after the date of effectiveness of the Post-Petition Credit Documents, be deemed perfected as of the commencement of the Cases and shall not be subject to or pari passu with any lien or security interest existing as of the Petition Date (other than the Senior Liens). Subject only to the Bonding Liens, the Account Intermediary Replacement Liens, and the Carve-Out, no lien or security interest in the property of the Debtors granted or arising on or after the Petition Date (including, without limitation, liens and security interests, if any, granted in favor of any federal, state, municipal or other governmental unit, commission, board or court for any liability of the Debtors) shall be created or permitted to be pari passu with, or senior to, the Post-Petition DIP Liens.

     8. The Super-Priority Claims granted to the DIP Agent and the DIP Lenders pursuant to the Post-Petition Credit Agreement and this Interim Order shall be subject only to (a) following the occurrence and during the continuance of an Event of Default (as such terms is defined in the Post-Petition Credit Agreement), a $3,000,000 carve-out (the "Carve-Out") for the payment of (i) allowed and unpaid fees and disbursements incurred by the professionals retained, pursuant to Sections 327 or 1103(a) of the Bankruptcy Code, by the Debtors and any statutory committees appointed in the Chapter 11 Cases, and, after the entry of an order of the Canadian Court approving the DIP Financing on the terms described in the Post-Petition Credit Documents (the "Canadian Order"), the professionals, including the monitor, retained in the Canadian Cases, and (ii) any unpaid fees payable pursuant to 28 U.S.C. s. 1930(a)(6) and any unpaid fees payable to the Clerk of this Court or in the similar entity in the Canadian Cases, and (b) the superpriority claims granted to the holders of Account Intermediary Replacement Liens pursuant to the Cash Collateral Order.

     9. The Carve-Out shall not be utilized to pay any professional fees or disbursements incurred in connection with asserting any claims or causes of action against the DIP Agent, DIP Lenders, the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens or the LC Liens, or the collateral or security agents under the Pre-Petition Credit Documents or the Post-Petition Credit Documents (including formal discovery proceedings in anticipation thereof) and/or challenging (whether by defense, objection, counterclaim or otherwise) the validity, perfection, priority or amount of any lien or claim of the DIP Agent, the DIP Lenders, the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens or LC Liens, or the collateral or security agents under the Pre-Petition Credit Documents or the Post-Petition Credit Documents. So long as no Default or Event of Default shall have occurred and be continuing, the Debtors shall be permitted to pay compensation and reimbursement of expenses under Sections 330 and 331 of the Bankruptcy Code, as the same may be due and payable, and the same shall not reduce the Carve-Out.

     10. All superpriority administrative claims, all liens and security interests granted to the Pre-Petition Agents and the Pre-Petition Lenders shall, upon the entry of this Interim Order, be junior and subordinate to the Super-Priority Claims and the Post-Petition Liens granted to the DIP Agent and the DIP Lenders pursuant to the Post-Petition Credit Documents and this Interim Order. Any ambiguity or inconsistency between the Cash Collateral Order and this Interim Order shall be resolved to give full effect to this Interim Order.

     11. Neither the DIP Agent nor the DIP Lenders shall be required to file or record financing statements, mortgages, notices of lien or similar instruments in any jurisdiction or take any other action in order to validate, create or perfect the Post-Petition DIP Liens granted to them pursuant to this Interim Order and the Post-Petition Credit Documents. If the DIP Lenders shall file or record such financing statements, mortgages, notices of lien or similar instruments or otherwise confirm perfection of Post-Petition DIP Liens, the Debtors shall cooperate and comply with the requests of the DIP Lenders and all such documents shall be deemed to have been filed or recorded on the date of commencement of the Cases, and the automatic stay provisions of Section 362 of the Bankruptcy Code are modified to permit the execution, delivery and filing of such documents.

     12. The DIP Agent and the DIP Lenders shall have all remedies permitted under this Interim Order and the Post-Petition Credit Documents and upon their exercise of any such rights thereunder or hereunder, the Debtors shall cooperate and comply with any requests of the DIP Agent and the DIP Lenders relating thereto.

     13. In determining to make loans or to issue letters of credit under the Post-Petition Credit Documents or to collect the Obligations, or in exercising any rights or remedies as and when permitted under the Post-Petition Credit Documents or this Interim Order, neither the DIP Agent nor the DIP Lenders shall be deemed to be in control of the operations of any Debtor or to be acting as a "responsible person" or "owner or operator" with respect to the operation or management of any Debtor (as such terms, or any similar terms, are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar federal or state statute).

     14. The Debtors are authorized to do and perform all acts, to make, execute and deliver all instruments and documents (including, without limitation, the execution of additional security agreements, mortgages and financing statements) and to pay fees and reimburse expenses which may be required pursuant to the terms of the Post-Petition Financing, without further application to or order of this court, including, without limitation: (i) the execution and performance of the Post-Petition Credit Documents, (ii) the payment of the DIP Agent and the DIP Lenders, on a non-refundable basis, of the fees set forth in all documentation relating to the DIP facility, including, without limitation, facility fees, commitment fees, agent's administration fees, letter of credit fees, fronting fees, other reasonable fees, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) and all amounts owing at any time in respect of the indemnification provisions of the Post-Petition Credit Documents.

     15. All collateral sold or otherwise disposed of by the DIP Agent and/or the DIP Lenders pursuant to the terms of this Interim Order and the Post-Petition Credit Documents shall be sold or otherwise disposed of free and clear of any interests in such property pursuant to

Sections 363(b)(1) and 363(f) of the Bankruptcy Code without any further application to or order of this Court and with three Business Days' notice to counsel to the Debtors, counsel for any official committee or committees appointed in the Cases and the United States Trustee. Such sales may be scheduled and noticed and neither the DIP Agent nor the DIP Lenders shall have any duty to marshal assets or to be bound by any other doctrine which could prohibit or restrict the ability of the DIP Lenders in choosing to foreclose or realize upon any portion of the Post-Petition DIP Collateral, subject to the conditions that (x) the DIP Agent and the DIP Lenders shall be obligated to apply the proceeds of any realization by the DIP Lenders from the foreclosure on the Post-Petition DIP Collateral in the manner set forth in paragraph 16 below and (y) the DIP Agent and the DIP Lenders shall not exercise the rights set forth in this paragraph upon any Post-Petition DIP Collateral securing the Senior Liens or the Bonding Liens unless (i) with respect to collateral other than receivables, the Post-Petition DIP Collateral is sold subject to such Senior Lien or Bonding Lien, or (ii) the holder of such Senior Lien or Bonding Lien otherwise consents. The right of the DIP Agent and the DIP Lenders to exercise all of their remedies with respect to the liens and security interests encumbering the Post-Petition DIP Collateral and securing the obligations of the Debtors to the DIP Lenders with respect to the Post-Petition Financing in accordance with the provisions of this Interim Order without delay is an integral and fundamental part of the Post-Petition Financing, and all advances made by the DIP Lenders under the Post-Petition Credit Agreement are made in reliance upon such right.

     16. The proceeds of any Post-Petition DIP Collateral obtained as a result of any exercise of remedies pursuant to the terms of this Interim Order or any of the Post-Petition Credit Documents shall be applied, subject to the Carve-Out, as follows:

          (i) first, to the payment of any and all expenses and fees (including reasonable attorneys' fees and expenses) incurred by the DIP Agent and the DIP Lenders in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Post-Petition Collateral;

          (ii) second, to the extent proceeds remain after the payment pursuant to preceding clause (i), if the Post-Petition Collateral is encumbered by a Senior Lien, Bonding Lien or Account Intermediary Replacement Lien and such Post-Petition Collateral has not been sold subject to such Senior Lien, Bonding Lien or Account Intermediary Replacement Lien, an amount equal to the outstanding obligations owing to the holder of such Senior Lien, Bonding Lien or Account Intermediary Replacement Lien which are secured thereby shall be paid into an escrow fund and held by an escrow agent satisfactory to such holder as substitute collateral for such obligations, and/or be paid directly to such holders, as the Court may deem appropriate in the circumstances;

          (iii) third, to the extent proceeds remain after the payment pursuant to preceding clauses (i) and (ii), the Total Commitment under the DIP Facility shall be permanently reduced or cash-collateralized in an amount equal to such proceeds,

          (iv) fourth, to the extent proceeds remain after the payment pursuant to preceding clauses (i), (ii) and (iii), an amount equal to the outstanding Obligations owing to the DIP Lenders shall be paid to the DIP Agent, for the ratable benefit of the DIP Lenders, for application to such Obligations; and

          (v) fifth, to the extent proceeds remain after the payment pursuant to preceding clauses (i), (ii), (iii) and (iv), if the Total Commitment under the Post-Petition Credit Agreement has been terminated, and no Letters of Credit (other than letters of credit with respect to which the Borrowers have deposited cash collateral as provided in the Post-Petition Credit Documents), Loans or other Obligation to the DIP Agent or the DIP Lenders under the Post-Petition Credit Documents or this Interim Order remains outstanding, any surplus then remaining shall be paid as ordered by the Court.

     17. The DIP Agent and the DIP Lenders shall be entitled to exercise all rights and remedies as and when permitted under, and upon such notice as expressly required in, this Interim Order and the Post-Petition Credit Documents, and in connection with their exercise of any such rights and remedies thereunder or hereunder in accordance with the terms of the Post-Petition Credit Documents, and Debtors shall cooperate and comply with the requests of the DIP Lenders and the DIP Agent with respect to the enforcement thereof.

     18. Upon three Business Days' notice of the occurrence of an Event of Default to counsel to the Debtors, counsel for any official committee that may be appointed in the Cases and counsel to the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens and the United States Trustee, the automatic stay provisions of Section 362 of the Bankruptcy Code shall be deemed vacated and modified to the extent necessary so as to permit the DIP Agent and the DIP Lenders to exercise all rights and remedies provided for in this Interim Order and in the Post-Petition Credit Documents, or otherwise available under applicable nonbankruptcy law, without filing further pleadings or application to or order of this Court; provided, however, that the DIP Agent and the DIP Lenders may terminate the Commitments, accelerate the Loans and impose an administrative freeze or administrative hold with respect to any cash collateral held by the DIP Agent immediately upon the occurrence of an Event of Default.

     19. Notwithstanding any other provisions of this order, upon the occurrence of a Triggering Event, as defined in the Inter-Creditor Agreement (which is
attached as Exhibit [    ] to the Motion for Approval of Stipulation and Order
Authorizing Debtors to Obtain Post-Petition Surety Bonds and To Enter Into Indemnity Agreements), the Surety Participants (as defined in the Inter-Creditor Agreement) shall upon three business days' notice to counsel to the Debtors, counsel to the DIP Agent and the DIP Lenders, counsel to the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, and the United States Trustee, be entitled to pursue any and all remedies and rights referred to in paragraph 7(b) of the Inter-Creditor Agreement, unless the Court orders otherwise.

     20. Accounts established or maintained pursuant to the terms of the Post-Petition Credit Agreement or the Cash Collateral Order shall not be subject to the provisions of

Section 345(b) of the Bankruptcy Code so that neither the Debtors nor the DIP Agent nor any other holder of such accounts shall be required to post a bond or deposit securities in connection with any deposit into such accounts.

     21. The provisions of this Interim Order shall be binding upon and inure to the benefit of the DIP Agents, the DIP Lenders, the Debtors and the Canadian Entities and their respective successors and assigns. Moreover, this Interim Order shall bind any trustee hereinafter appointed for the estates of the Debtors, whether in this Chapter 11 proceeding or in the event of conversion of the Chapter 11 Cases to a liquidation under Chapter 7 of the Bankruptcy Code, to the fullest extent permitted by law including notice provisions. Such binding effect is an integral part of this transaction and the DIP Financing. The Debtors shall jointly and severally be obligated to repay all Obligations of the Debtors and the Canadian Entities in respect of the DIP Financing (other than certain obligations with respect to letters of credit then outstanding with respect to which the Debtors will be required to deposit cash collateral as provided in the Post-Petition Credit Documents) on the earlier of the Maturity Date or the Termination Date.

     22. The Debtors waive their rights, to the fullest extent permitted by law and consistent with their fiduciary obligations, to seek an order, or to consent to any right brought by any other party for an order dismissing or converting any of the Cases under Section 305 or 1112 of the Bankruptcy Code or otherwise, without the consent of the DIP Lenders, unless prior to the entry thereof:

          (i) all obligations (excluding Letters of Credit that have been cash collateralized or subject to backing letters of credit in accordance with the provisions of the Post-Petition Credit Agreement) shall have been paid in full, or

          (ii) all material assets of the Debtors and the Canadian Entities shall have been liquidated and the proceeds thereof distributed in accordance with the priorities established by the Cash Collateral Order, this Interim Order and the Post-Petition Credit Documents.

     23. The provisions of this Interim Order shall be immediately effective upon entry of this Interim Order by the Court, and any actions taken pursuant hereto shall survive entry of, and shall govern with respect to any conflict with, any order which may be entered confirming any plan of reorganization or which may be entered dismissing the Chapter 11 Cases or converting the Chapter 11 Cases to Chapter 7 liquidations or lifting the stay in the Canadian Cases to permit the appointment of a receiver or a receiver and manager (or any entity with substantially similar powers) of the assets of any Canadian Entity. The terms and provisions of this Interim Order as well as the Super-Priority Claims and the Post-Petition Liens, and all rights of the DIP Agents and the DIP Lenders and the Obligations created or arising pursuant hereto and pursuant to the Post-Petition Credit Documents, shall continue in the Chapter 11 Cases and in any superseding proceedings under the Bankruptcy Code, and in Canada in any superseding proceedings under the CCAA, and the Super-Priority Claims and the Post-Petition DIP Liens shall maintain their priority as provided by the Cash Collateral Order this Interim Order and the Post-Petition Credit Documents until satisfied and discharged in accordance with the terms of the Post-Petition Credit Documents or otherwise modified in accordance with the terms thereof. If any or all of the provisions of this Interim Order are hereafter modified (other than in accordance with the terms of the Post-Petition Credit Agreement), vacated or stayed, such stay, modification or vacation shall not affect the validity of any of the Obligations incurred prior to the effective date of such stay, modification or vacation, or the validity and enforceability of any security interest, lien, priority or right authorized or created hereby or pursuant to the Post-Petition Credit Documents. Notwithstanding any such stay, modification or vacation, the Obligations incurred prior to the affective date of such stay, modification or vacation shall be governed in all respects by the original provisions of this Interim Order, and the DIP Agent and each DIP Lender shall be entitled to all the rights, remedies, privileges and benefits, including the security interests, liens and priorities granted herein and pursuant to the Post-Petition Credit Documents, with respect to such Obligations. All advances under the Post-Petition Credit Agreement are made in reliance upon this Interim Order, and the Obligations in respect of such advances made prior to the effective date of any stay, modification or vacation of this Interim Order cannot (i) be subordinated, (ii) lose their super-priority status or (iii) be deprived of the benefit of the status of the liens granted to the DIP Agent and the DIP Lenders, as a result of any subsequent order in the Cases.

     24. In the event of any express conflict between the terms of this Interim Order and the terms of the Post-Petition Credit Documents, the terms of this Interim Order shall control.

     25. The provisions of this Interim Order shall immediately be binding upon and inure to the benefit of the DIP Agent, the Pre-Petition Agents, the DIP Lenders, the Pre-Petition Lenders, the Debtors, and their respective successors and assigns, including any trustee or other fiduciary hereafter appointed in the Chapter 11 Cases a legal representative of the Debtors or the Debtors' estates, a trustee in bankruptcy, or a receiver and manager (or any entity with substantially similar powers) in the Canadian Cases.

     26. The Debtors shall, within three (3) days of the date hereof, mail notice of the approval of this Interim Order, in the form as annexed as an Exhibit to the Motion, together with a copy of this Interim Order, to each of their utility service providers and lessors of non-residential real property, and to the parties having been given notice of the Preliminary Hearing and to any other party which has filed a request for notices with the Court and to counsel for any committee appointed pursuant to Section 1102 of the Bankruptcy Code. The notice of approval of this Interim Order shall state that any party in interest objecting to this Interim Order as a final Order shall file written objections with the Clerk of the United States Bankruptcy Court for the District of Delaware no later than July 22, 1999 at 4:00 p.m. (the "Objection Deadline"), which objections shall be served so that the same are received on or before such date by: (a) Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606, Attention: David S. Kurtz, Esq. and Jeffrey W. Linstrom, Esq., Stikeman, Elliott, Commerce Court West, Suite 5300 Toronto, Ontario M5L 1B9, Attention: Sean F. Dunphy, Esq. and Skadden, Arps, Slate, Meagher & Flom LLP, One Rodney Square, P.O. Box 636, Wilmington, Delaware 19899,
Attention: Gregg M. Galardi, Esq., attorneys for the Debtors; (b) White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Howard S. Beltzer, Esq., Blake, Cassels & Graydon, Box 25, Commerce Court West, Toronto, Ontario M5L 1A9, Attention: Susan M. Grundy, Esq., and Young, Conaway, Stargatt & Taylor, 1100 North Market Street, 11th Floor, Wilmington, Delaware 19801,
Attention: S. David Peress, Esq., attorneys for the DIP Agents and the DIP Lenders, (c) Miller Canfield Paddock and Stone, PLC, 150 West Jefferson, Suite 2500, Detroit, Michigan 48226, Attention: Jonathan S. Green, Esq., attorneys for Comerica Bank in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, (d) Sidley & Austin, 875 Third Avenue, New York, NY 10022, Attention: J. Ronald Trost, Esq., and Osler, Hoskin & Harcourt, P.O. Box 50, 1 First Canadian Place, Toronto, Ontario M5X 1B8,
Attention: Edward Sellers, Esq., attorneys for CIBC in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, and (e) the Office of the United States Trustee.

     27. If no such written objection is timely served and filed in accordance with paragraph 26, this Interim Order shall be deemed the Final Order on the Objection Deadline and this Interim Order shall continue on a final basis and remain in full force and effect and shall constitute final authority for the balance of the Post-Petition Financing, and any objection by any party in interest to the terms of this Interim Order and the relief requested in the Motion shall be deemed forever waived. If a timely objection is served and filed, a final hearing to consider the Motion will be held on July 27, 1999 at 2:00 p.m.

Dated: Wilmington, Delaware
       June 28, 1999


                                            /s/ Judge M. Walrath
                                            -------------------------------
                                            UNITED STATES BANKRUPTCY JUDGE

                                                                       EXHIBIT H
                             PHILIP SERVICES CORP.
                        PHILIP SERVICES (DELAWARE), INC.

             Borrowing Base Certificate as of _____________________

To: Bankers Trust Company ("BTCo"), as DIP Agent under the DIP Credit
    Agreement dated as of June_______ 1999 (as amended, restated or otherwise modified from time to time the "DIP Credit Agreement"), among the Borrowers, the Subsidiary Guarantors, BTCo, as DIP Agent, Canadian Imperial Bank of Commerce and BTCo, as DIP Co-Arrangers, and the Lenders.

     Each capitalized term used herein shall have the meaning provided therefor in the DIP Credit Agreement, or, if such term is not defined therein, it shall have the meaning provided therefor in the Borrowers' Interim internal management reports.

I. Accounts Receivable Activity
   (000 of US$)


                               Industrial Services       US Ferrous           Total          Grand
                                Billed  Unbilled     Billed  Unbilled     Billed  Unbilled   Total
                               -------------------   ----------------     ----------------   -----

Beginning Accounts
Receivable (date)                 0      0            0        0           0        0          0

Sales                             0      0            0        0           0        0          0
Collections
Credits and Other Adjustments     0      0            0        0           0        0          0
                                  ---------------------------------------------------------------
Ending Accounts Receivable
(date)                            0      0            0        0           0        0          0

II. Accounts Receivable Availability

Total Accounts Receivable         0      0            0        0           0        0          0

Less: Ineligibles                 0      0            0        0           0        0          0
                                  ----------          ------------         ------------    -------
Eligible Accounts Receivable      0      0            0        0           0        0          0

Eligible Accounts
Receivable @ 80%                  0                   0                    0                   0
Eligible Accounts
Receivable @ 50%                         0                     0                    0          0
                                 ----------          ------------         -------------   -------

III. A/R AVAILABILITY

Less:                                                                                          0
Carve-Out                                                                                      0

IV. TOTAL AVAILABILITY

Less:                                                                                          0
Revolving Loans Outstanding (US Borrower)                                                      0
Revolving Loans Outstanding (Canadian Borrower)                                                0

Letters of Credit Outstandings                                                                 0
                                -----------         -------------         -------------    ------

V. TOTAL OUTSTANDINGS                                                                          0

VI. NET AVAILABILITY BEFORE RESERVES                                                           0

Less: Other Reserves Pursuant to the                                                           0
      Terms of the DIP Credit Agreement
                                                                                            ------
VII. NET AVAILABILITY                                                                          0


     The undersigned, the chief financial officer of the Canadian Borrower, hereby certifies that all of the information provided above is true and correct as of the date first above written. The representations and warranties contained herein are those of the Borrowers and not of the individual officer in its personal capacity.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this ____ day of _________.


                                                PHILIP SERVICES CORPORATION

                                                By: ____________________________
                                                Name:
                                                Title:



                                                PHILIP SERVICES (DELAWARE), INC.

                                                By: ____________________________
                                                Name:
                                                Title:

SCHEDULE "A"

Accounts Receivable ineligibles as of _____________, ______

                                         Industrial Services          US Ferrous                  Total
                                         -------------------      ------------------       -------------------    Grand
                                         Billed     Unbilled      Billed    Unbilled       Billed    Unbilled     Total
                                         ------     --------      ------    --------       ------    --------     -----

Receivables > 60 days past due                0           0            0           0            0           0         0
Credits Balances > 60 days past due           0           0            0           0            0           0         0
Extended Terms Accounts                       0           0            0           0            0           0         0
Contra Offset (A/P) < 60 days past due        0           0            0           0            0           0         0
Cross-Age @50% < 60 days past due             0           0            0           0            0           0         0
Foreign < 60 days past due                    0           0            0           0            0           0         0
Canadian Recievalbes < 60 days past due       0           0            0           0            0           0         0
Non-Trade Receivables                         0           0            0           0            0           0         0
Affiliate/Intercompany Receivables            0           0            0           0            0           0         0
Freight Receivables                           0           0            0           0            0           0         0
Retainage                                     0           0            0           0            0           0         0
Concentration > 5% of Eligible A/R            0           0            0           0            0           0         0
Accrued Volume Discounts                      0           0            0           0            0           0         0
Sales Tax Payable                             0           0            0           0            0           0         0
Bill & Hold Reserve                           0           0            0           0            0           0         0
Government Receivables                        0           0            0           0            0           0         0
Debtor Bankrupt or insolvent                  0           0            0           0            0           0         0
BEC Receivables                               0           0            0           0            0           0         0
Soave Receivables                             0           0            0           0            0           0         0
Unbilled > 30 days                            0           0            0           0            0           0         0
Canadian Unbilled < 30 days                   0           0            0           0            0           0         0
Static Reserve (Unbilled Only)                0           0            0           0            0           0         0
Other                                         0           0            0           0            0           0         0
Other                                         0           0            0           0            0           0         0
                                         ------     -------       ------    --------       ------    --------     -----
Total Ineligibles                             0           0            0           0            0           0         0

OTHER SCHEDULES

B. U.S. FERROUS ELIGIBILITY CALCULATION
          See Attached

C. ISG ELIGIBILITY CALCULATION
          See attached

D. EXTRAPOLATED INELIGIBLES - BASED ON JDE REPORTS (ISG)
          See attached

E. STATUS OF INTERCOMPANY LOANS

F. OTHER SCHEDULES PURSUANT TO THE TERMS OF THE DIP CREDIT AGREEMENT

                                                                     EXHIBIT I-1
                                                                       CONFORMED
                                                                     AS EXECUTED

                               US PLEDGE AGREEMENT
                               -------------------

     PLEDGE AGREEMENT, dated as of June 28, 1999 (as same may be amended, amended and restated, modified or supplemented from time to time, this "Agreement"), made by PHILIP SERVICES (DELAWARE), INC., a Delaware corporation, as a borrower (the "US Borrower"), the US Subsidiary Guarantors (as defined in the DIP Credit Agreement referred to below) and each other Domestic Subsidiary of the US Borrower that is required to execute a counterpart hereof pursuant to
Section 25 of this Agreement (the "Pledgors", and each, a "Pledgor"), and Bankers Trust Company ("BTCo"), not in its individual capacity but solely as US DIP Collateral Agent (as defined in the DIP Credit Agreement) (including any successor collateral agent, collectively, the "Pledgee") for the benefit of the Lenders, the Issuing Lender and the DIP Agent (as defined in the DIP Credit Agreement) (such Lenders, the Issuing Lender and the DIP Agent are hereinafter called the "Lender Creditors" or the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the DIP Credit Agreement shall be used herein as so defined.


                              W I T N E S S E T H :
                              ---------------------

     WHEREAS, the US Borrower, Philip Services Corp. (the "Canadian Borrower" and together with the US Borrower, the "Borrowers"), the Subsidiary Guarantors, the financial institutions from time to time party thereto (the "Lenders"), BTCo, as DIP Agent for the Lenders and Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), have entered into a Credit Agreement, dated as of June 28, 1999, providing for the making of Revolving Loans to the Borrowers and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "DIP Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified or supplemented from time to time;

     WHEREAS, pursuant to Section 14 of the DIP Credit Agreement, (i) the Canadian Subsidiary Guarantors have guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Canadian Borrower under or with respect to the DIP Credit Documents, (ii) the US Subsidiary Guarantors have jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrowers under or with respect to the DIP Credit Documents and (iii) each Borrower has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the other Borrower under or with respect to the DIP Credit Documents.

     WHEREAS, it is a condition precedent to the making of Revolving Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the US Borrower under the DIP Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement and granted a security interest in, and lien on, substantially all of the Pledgor's assets and the proceeds thereof pursuant to Sections 364(c) and 364(d) of the US Bankruptcy Code;

     WHEREAS, such security interest and lien has been granted by the Orders;

     WHEREAS, to supplement the Orders without in any way diminishing or limiting the effect of the Orders or the security interests and liens granted thereunder, the parties hereto desire to more fully set forth their respective rights in connection with such security interests and liens;

     WHEREAS, this Agreement has been approved by the Orders;

     WHEREAS, each Pledgor will obtain benefits from the incurrence of Revolving Loans by the Borrowers and the issuance of Letters of Credit for the account of the US Borrower under the DIP Credit Agreement and, accordingly, desires to execute this Agreement in order to satisfy the conditions precedent described in the preceding paragraph and to induce the Lenders to make Revolving Loans to the Borrowers and participate in Letters of Credit, to induce the Issuing Lenders to issue Letters of Credit for the account of the US Borrower;

     NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee for the benefit of Secured Creditors as follows:

     1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor owing to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the DIP Credit Agreement and the other DIP Credit Documents to which such Pledgor is a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the DIP Credit Agreement and such other DIP Credit Documents to which such Pledgor is a party (all such obligations, liabilities and indebtedness under this clause (i) being herein collectively called the "DIP Credit Agreement Obligations");

          (ii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) pledged by such Pledgor and/or preserve its security interest therein;

          (iii) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the DIP Credit Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as defined below)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

          (iv) all amounts paid by any Indemnitee to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement.

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

     2. DEFINITIONS; ANNEXES. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the DIP Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

     (b) The following capitalized terms used herein shall have the definitions specified below:

     "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

     "Agreement" has the meaning set forth in the first paragraph hereof.

     "Certificated Security" has the meaning given such term in Section 8-102(a)(4) of the UCC.

     "Clearing Corporation" has the meaning given such term in Section 8-102(a)(5) of the UCC.

     "Collateral" has the meaning set forth in Section 3.1 hereof.

     "Collateral Accounts" means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

     "DIP Credit Agreement" has the meaning set forth in the Recitals hereto.

     "DIP Credit Agreement Obligations" has the meaning set forth in Section 1 hereof.

     "Domestic Corporation" has the meaning set forth in the definition of "Stock."

     "Event of Default" has the meaning set forth in Section 1 hereof.

     "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC.

     "Foreign Corporation" has the meaning set forth in the definition of "Stock."

     "Indemnitees" has the meaning set forth in Section 11 hereof.

     "Instrument" has the meaning given such term in Section 9-105(1)(i) of the UCC.

     "Investment Property" has the meaning given such term in Section 9-115(f) of the UCC.

     "Lender Creditors" has the meaning set forth in the first paragraph hereof.

     "Lenders" has the meaning set forth in the Recitals hereto.

     "Limited Liability Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

     "Limited Liability Company Interests" means all limited liability company membership interest at any time owned by any Pledgor in any limited liability company; provided that only the interest in any directly or indirectly wholly-owned Subsidiary of the Borrowers may be pledged hereunder.

     "Non-Voting Stock" means all capital stock which is not Voting Stock.

     "Notes" means (x) all intercompany notes at any time issued to any Pledgor and (y) all other promissory notes from time to time issued to, or held by, any Pledgor.

     "Obligations" has the meaning set forth in Section 1 hereof.

     "Partnership Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

     "Partnership Interest" means all general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership; provided that only the interests in any directly or indirectly wholly-owned Subsidiary of the Borrowers may be pledged hereunder.

     "Pledged Notes" has the meaning set forth in Section 3.5 hereof.

     "Pledgee" has the meaning set forth in the first paragraph hereof.

     "Pledgor" has the meaning set forth in the first paragraph hereof.

     "Proceeds" has the meaning given such term in Section 9-306(l) of the UCC.

     "Required Lenders" has the meaning given such term in the DIP Credit Agreement.

     "Secured Creditors" has the meaning set forth in the first paragraph hereof.

     "Secured Debt Agreements" has the meaning set forth in Section 5 hereof.

     "Securities Account" has the meaning given such term in Section 8-501(a) of the UCC.

     "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

     "Security" and "Securities" has the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event include all Stock and Notes (to the extent same constitute "Securities" under Section 8-102(a)(15)).

     "Security Entitlement" has the meaning given such term in Section 8-102(a)(17) of the UCC.

     "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to corporations that are not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor, provided that only the stock of any directly or indirectly wholly-owned Subsidiary of the Borrowers may be pledged hereunder.

     "Termination Date" has the meaning set forth in Section 19 hereof.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

     "Uncertificated Security" has the meaning given such term in Section 8-102(a)(18) of the UCC.

     "Voting Stock" means all classes of capital stock of any Foreign Corporation entitled to vote.

     3. PLEDGE OF SECURITY INTEREST, ETC.

     3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

          (a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the DIP Credit Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the DIP Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (b) subject to the proviso to the last sentence of Section 3.3 hereof, all Securities owned by such Pledgor from time to time; provided that only the interest in any directly or indirectly wholly-owned Subsidiary of the Borrowers may be pledged hereunder;

          (c) subject to the proviso to the last sentence of Section 3.3 hereof, all Limited Liability Company Interests owned by such Pledgor from time to time, whether now existing or hereafter acquired, including, without limitation:

               (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

               (B) all other payments due or to become due to such Pledgor in respect of such Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise, in each case in respect of such Limited Liability Company Interests;

               (D) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default; and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (d) subject to the proviso to the last sentence of Section 3.3 hereof, all Partnership Interests owned by such Pledgor from time to time, whether now existing or hereafter acquired, including, without limitation:

               (A) all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

               (B) all other payments due or to become due to such Pledgor in respect of such Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise, in each case, in respect of such Partnership Interests;

               (D) all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (e) subject to the proviso to the last sentence of Section 3.3 hereof, all Security Entitlements of such Pledgor from time to time in any and all of the foregoing; provided that only the interest in any directly or indirectly wholly-owned Subsidiary of the Borrowers may be pledged hereunder;

          (f) subject to the proviso to the last sentence of Section 3.3 hereof, all Financial Assets and Investment Property of such Pledgor from time to time; provided that only the interest in any directly or indirectly wholly-owned Subsidiary of the Borrowers may be pledged hereunder; and

          (g) all Proceeds of any and all of the foregoing.

     3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and in any event within 45 days after it obtains such Collateral or, in the case of Collateral owned by such Pledgor on the date hereof, within 45 days after the date hereof) for the benefit of the Pledgee and the Secured Creditors:

          (i) each Pledgor hereby pledges and deposits as security with the Security Agent acting as bailee (the "Bailee") under the Agency Agreement in the form attached hereto as Annex H (the "Agency Agreement") all Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), and all Notes and hereby confirms that the certificates or instruments therefor duly endorsed in blank or accompanied by undated stock powers duly executed in blank by such Pledgor, as applicable, previously delivered to the Bailee shall be deemed delivered in furtherance of the foregoing pledge;

          (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Lender, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115 (1)(e) and 8-106 (d) of
     the UCC). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

          (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i), and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii); and

          (v) with respect to cash, to the extent not otherwise provided in the DIP Credit Agreement, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

     (b) In addition to the actions required to be taken pursuant to the proceeding Section 3.2(a), each Pledgor shall take the following additional actions with respect to the Securities and Collateral owned by such Pledgor (as defined below):

          (i) with respect to all Collateral owned by such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

          (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on form covering all Collateral owned by such Pledgor and pledged hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral owned by such Pledgor which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

     3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in
Section 3.2, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Corporation, provided that (x) no Pledgor (to the extent that it is the US Borrower or a Domestic Subsidiary of the US Borrower) shall be required at any time to pledge hereunder more than 65% of (a) the Voting Stock of any Foreign Corporation or (b) all of the issued and outstanding capital stock or other ownership or equity interests of any other issuer that is not organized under the laws of the United States, or any state or territory thereof, to the extent the undistributed earnings of such issuer are treated as a deemed dividend to such Pledgor for Federal income tax purposes, and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

     3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section
3.3 shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

     3.5 Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes".

     3.6 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto;
(ii) the Stock held by such Pledgor and required to be pledged by such Pledgor hereunder consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor and required to be pledged by such Pledgor hereunder consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor and required to be pledged by such Pledgor hereunder consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests other than any such Securities, Limited Liability Company Interests and Partnership Interests expressly excluded from the pledge hereunder by the terms hereof. Each Pledgor further warrants that promptly and in any event within 45 days after the Petition Date such Pledgor will comply with the respective procedure set forth in Section 3.2(a) with respect to each item of Collateral described in Annexes A through E hereto.

     4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents (including the Bailee) for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

     5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default (or a Default under Section 9.04(b) of the DIP Credit Agreement), each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the DIP Credit Agreement, any other DIP Credit Document (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any Secured Creditor therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default (or a Default under Section 9.04(b) of the DIP Credit Agreement) shall occur and be continuing and
Section 7 hereof shall become applicable.

     6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default (or a Default under Section 9.04(b) of the DIP Credit Agreement) shall have occurred and be continuing, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. Subject to Section 3.2 hereof, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (excluding cash dividends other than when an Event of Default (or a Default under Section 9.04(b) of the DIP Credit Agreement) shall have occurred and be continuing) paid or distributed by way of dividend or otherwise in respect of the Collateral;

          (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

     7. REMEDIES IN CASE OF AN EVENT OF DEFAULT OR CERTAIN DEFAULTS. In case an Event of Default shall have occurred and be continuing, then and in every such case to the extent any such action is not inconsistent with the Orders and
Section 9 of the DIP Credit Agreement (including, without limitation, the final proviso to Section 9 thereof, as if references to the DIP Agent therein refer to the Pledgee), the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

          (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

          (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
     so);

          (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days' prior notice of the time and place of any such sale shall be given to the applicable Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

          (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations;

provided that, upon the occurrence of a Default under Section 9.04(b) of the DIP Credit Agreement, the Pledgee may exercise the rights specified in clause (i) above.

     8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the DIP Credit Documents, no notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without demand or notice. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Lenders and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the other DIP Credit Documents.

     9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as set forth in the Orders.

     (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

     10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

     11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee, each Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee", and collectively, the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities (including liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee). In no event shall any Indemnitee hereunder be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Revolving Notes issued under the DIP Credit Agreement, the termination of all Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

     12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

     (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

     13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold or cause the Bailee to hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 11 of the DIP Credit Agreement.

     14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the DIP Credit Documents).

     15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

          (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral pledged by it consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or as otherwise permitted by the DIP Credit Agreement);

          (ii) subject to the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order when applicable), it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

          (iii) upon the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order where applicable), this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) except for the entry of the Orders, no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance by such Pledgor of this Agreement, (b) the validity or enforceability of this Agreement as to such Pledgor (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral pledged by such Pledgor or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein as against such Pledgor;

          (v) upon the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order where applicable), the execution, delivery and performance of this Agreement by such Pledgor (i) will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any material mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and (ii) will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement (other than the Liens created by the Collateral Documents or the Orders);

          (vi) all of the Collateral pledged by such Pledgor (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

          (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

          (viii) upon the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order when applicable), the pledge, collateral assignment and delivery to the Pledgee of the Collateral pledged by such Pledgor consisting of certificated securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than Permitted Liens) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

          (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee (or the Bailee) over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

     (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral pledged by it and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that upon the entry by the US Bankruptcy Court of the US Interim Order (or the US Final Order when applicable) it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

     16. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of each Pledgor is located at the address specified in Annex F hereto. Each Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 16. The originals of all documents in the possession of such Pledgor evidencing all Collateral owned by such Pledgor, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of the Pledgor relating thereto are, and will continue to be, kept at such chief executive office at the location specified in Annex F hereto, or at such new locations as the Pledgor may establish in accordance with the last sentence of this Section 16. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office location specified in Annex F hereto, or such new locations as the Pledgor may establish in accordance with the last sentence of this Section 16. No Pledgor shall establish a new location for such offices until (i) it shall have given to the Pledgee not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex F hereto so as to cause such Annex F hereto to be complete and accurate.

     17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

          (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

          (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

          (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

          (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

          (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by the Bankruptcy Courts in the Cases, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

     18. REGISTRATION, ETC. (a) If there shall have occurred and be continuing and after written notice as provided in the Orders, an Event of Default and acceleration of the Revolving Notes in accordance with the DIP Credit Agreement then, in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

     (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

     19. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee (but not of the Bailee) and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such

Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv). As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments have been terminated, no Letter of Credit or Revolving Note is outstanding (and all Revolving Loans have been paid in full), all Letters of Credit have been terminated, and all other Obligations then due and payable have been paid in full.

     (b) In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or disposition permitted by Section 8.02 of the DIP Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 11.10 of the DIP Credit Agreement), and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the DIP Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee or any of its sub-agents and has not theretofore been released pursuant to this Agreement.

     (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 19(a) or (b). If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.

     (d) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with this Section 19.

     20. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

          (i) if to any Pledgor, at its address set forth opposite its signature below;

          (ii) if to the Pledgee, at:

                      Bankers Trust Company
                      1 Bankers Trust Plaza
                      New York, New York  10005
                      Attention:  J. Jeffcott Ogden
                      Tel:  (212) 250-8286
                      Fax:  (212) 669-1575;

          (iii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the DIP Credit Agreement;

or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

     21. THE PLEDGEE. The Pledgee will hold, or cause the Bailee to hold, in accordance with this Agreement, all items of the Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee with respect to the Collateral, interests therein and the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in the UCC and this Agreement.

     22. WAIVER; AMENDMENT. Except as contemplated in Section 25 hereof, none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever unless such change, waiver, discharge or termination is in writing duly signed by each Pledgor to be bound thereby and the DIP Collateral Agents (with the consent of the Required Lenders or, to the extent required by Section 11.10 of the DIP Credit Agreement, all of the Lenders), provided, however, that no such change, waiver, modification or variance shall be made to Section 9 hereof or this Section 22 without the consent of each Secured Creditor adversely affected thereby.

     23. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Lenders or to the extent required by Section 11.10 of the DIP Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

     24. WAIVER OF JURY TRIAL. Each Pledgor hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this agreement or the transactions contemplated hereby.

     25. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrowers that is required to execute a counterpart of this Agreement after the date hereof pursuant to the DIP Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

     26. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

     27. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in Section 14 of the DIP Credit Agreement.

     28. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

     (b) Except as provided in the last sentence of paragraph (a) of this
Section 28, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 28.

     (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

     (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

     IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Addresses:
----------
                                        PHILIP SERVICES (DELAWARE), INC.,
                                            as Pledgor
100 King Street West
P.O. Box 2440
LCD 1
Hamilton, Ontario L8N 4J6               By:  /s/ M. Colin H. Soule
                                           -----------------------
                                           Title:  Secretary

100 King Street West                RESI ACQUISITION (DELAWARE)
P.O. Box 2440                       CORPORATION
LCD 1                               ALLWASTE TANK CLEANING, INC.
Hamilton, Ontario L8N 4J6           ALLWASTE TEXQUISITION, INC.
                                    21ST CENTURY ENVIRONMENTAL
                                    MANAGEMENT, INC. OF RHODE ISLAND
                                    ALLWORTH, INC.
                                    21ST CENTURY ENVIRONMENTAL
                                    MANAGEMENT, INC.
                                    ALRC, INC.
                                    21ST CENTURY ENVIRONMENTAL
                                    MANAGEMENT, INC. OF NEVADA
                                    APLC, INC.
                                    21ST CENTURY ENVIRONMENTAL
                                    MANAGEMENT, INC. OF PUERTO RICO
                                    BEC/PHILIP, INC.
                                    ACE/ALLWASTE ENVIRONMENTAL SERVICES OF
                                    INDIANA, INC.
                                    BURLINGTON ENVIRONMENTAL INC.
                                    (DELAWARE)
                                    ADVANCED ENERGY CORPORATION
                                    BURLINGTON ENVIRONMENTAL INC.
                                    (WASHINGTON)
                                    ADVANCED ENVIRONMENTAL SYSTEMS, INC.
                                    BUTCO, INC.
                                    ALL SAFETY AND SUPPLY, INC.
                                    CAPPCO TUBULAR PRODUCTS USA, INC.
                                    ALLIES STAFFING, INC.
                                    CHEM-FAB, INC.
                                    ALLQUEST CAPITAL, INC.
                                    CHEM-FREIGHT, INC.
                                    ALLSCAFF, INC.
                                    CHEMICAL POLLUTION CONTROL, INC. OF
                                    FLORIDA - A 21ST CENTURY
                                    ENVIRONMENTAL MANAGEMENT COMPANY
                                    ALLWASTE ASBESTOS ABATEMENT
                                    HOLDINGS, INC.
                                    CHEMICAL POLLUTION CONTROL, INC. OF
                                    NEW YORK - A 21ST CENTURY
                                    ENVIRONMENTAL MANAGEMENT COMPANY
                                    ALLWASTE ASBESTOS ABATEMENT, INC.
                                    CHEMICAL RECLAMATION SERVICES, INC.

                                    ALLWASTE ASBESTOS ABATEMENT OF NEW
                                    ENGLAND, INC.
                                    COUSINS WASTE CONTROL  CORPORATION
                                    CYANOKEM, INC.
                                    ALLWASTE RAILCAR CLEANING, INC.
                                    DEEP CLEAN, INC.
                                    ALLWASTE RECOVERY SYSTEMS, INC.
                                    DM ACQUISITION CORPORATION
                                    ALLWASTE SERVICES OF EL PASO, INC.
                                    PHILIP INDUSTRIAL SERVICES
                                    (DELAWARE), INC.
                                    GASOLINE TANK SERVICE COMPANY, INC.
                                    PHILIP INDUSTRIAL SERVICES (USA), INC.
                                    GEORGIA RECOVERY SYSTEMS
                                    GRS/LAKE CHARLES, LTD.
                                    HARTNEY CORPORATION
                                    PHILIP INDUSTRIAL SERVICES GROUP, INC.
                                    HYDRO-ENGINEERING & SERVICE, INC.
                                    PHILIP INDUSTRIAL SERVICES OF   TEXAS, INC.
                                    INDUSTRIAL CONSTRUCTION SERVICES
                                    COMPANY, INC.
                                    PHILIP/J.D. MEAGHER, INC.
                                    INDUSTRIAL SERVICES TECHNOLOGIES, INC.
                                    PHILIP MECHANICAL SERVICES OF
                                    LOUISIANA, INC.
                                    INTERMETCO U.S., INC.
                                    PHILIP METALS, INC.
                                    INTERMETCO U.S.A. LTD.
                                    PHILIP METALS (NEW YORK) INC.
                                    IST HOLDING CORP.
                                    PHILIP METALS (USA), INC.
                                    JAMES & LUTHER SERVICES, INC.
                                    PHILIP METALS RECOVERY (DELAWARE)INC.
                                    JESCO INDUSTRIAL SERVICE, INC.
                                    PHILIP METALS RECOVERY (USA) INC.
                                    LUNTZ ACQUISITION (DELAWARE)CORPORATION
                                    PHILIP MID-ATLANTIC, INC.
                                    LUNTZ CORPORATION
                                    PHILIP OIL RECYCLING, INC.
                                    MAC-TECH, INC.
                                    PHILIP PETRO RECOVERY SYSTEMS, INC.
                                    NORTHLAND ENVIRONMENTAL, INC.
                                    PHILIP PLANT SERVICES, INC.
                                    NORTRU, INC.

                                    PHILIP RECLAMATION SERVICES, HOUSTON, INC.
                                    ONEIDA ASBESTOS ABATEMENT INC.
                                    PHILIP REFRACTORY AND CORROSION CORPORATION
                                    ONEIDA ASBESTOS REMOVAL, INC.
                                    PHILIP REFRACTORY SERVICES, INC.
                                    PHILIP AUTOMOTIVE, LTD.
                                    PHILIP SCAFFOLD CORPORATION
                                    PHILIP CHEMI-SOLV, INC.
                                    PHILIP/SECO INDUSTRIES, INC.
                                    PHILIP CHEMISOLV HOLDINGS, INC.
                                    PHILIP SERVICES/ATLANTA, INC.
                                    PHILIP CORROSION SERVICES, INC.
                                    PHILIP ENTERPRISE SERVICE CORPORATION
                                    PHILIP SERVICES HAWAII, LTD.
                                    PHILIP ENVIRONMENTAL OF IDAHO CORPORATION
                                    PHILIP SERVICES/LOUISIANA, INC.
                                    PHILIP ENVIRONMENTAL SERVICES, INC.
                                    PHILIP SERVICES/MISSOURI, INC.
                                    PHILIP ENVIRONMENTAL SERVICES CORPORATION
                                    PHILIP SERVICES/MOBILE, INC.
                                    PHILIP ENVIRONMENTAL (WASHINGTON) INC.
                                    PHILIP SERVICES/NORTH ATLANTIC, INC.
                                    PHILIP SERVICES/NORTH CENTRAL, INC.
                                    RMF GLOBAL, INC.
                                    PHILIP SERVICES/OHIO, INC.
                                    RMF INDUSTRIAL CONTRACTING, INC.
                                    PHILIP SERVICES/OKLAHOMA, INC.
                                    SERV-TECH CONSTRUCTION AND MAINTENANCE, INC.
                                    PHILIP SERVICES (PENNSYLVANIA), INC.
                                    SERV-TECH ENGINEERS, INC.
                                    PHILIP SERVICES/SOUTH CENTRAL, INC.
                                    SERV-TECH EPC, INC.
                                    PHILIP SERVICES/SOUTHWEST, INC.
                                    SERV-TECH INTERNATIONAL SALES, INC.
                                    PHILIP ST, INC.
                                    SERV-TECH OF NEW MEXICO, INC.
                                    PHILIP ST PIPING, INC.
                                    SERV-TECH SERVICES, INC.

                                    PHILIP TECHNICAL SERVICES, INC.
                                    SOLVENT RECOVERY CORPORATION
                                    PHILIP TRANSPORTATION AND  REMEDIATION, INC.
                                    SOUTHEAST ENVIRONMENTAL SERVICES
                                    COMPANY, INC.
                                    PHILIP WEST INDUSTRIAL SERVICES, INC.
                                    TERMCO CORPORATION
                                    PHILIP/WHITING, INC.
                                    TERMINAL TECHNOLOGIES, INC.
                                    PIPING COMPANIES, INC.
                                    THERMALKEM, INC.
                                    PIPING HOLDINGS CORP.
                                    TIPCO ACQUISITION CORP.
                                    PIPING MECHANICAL CORPORATION
                                    TOTAL REFRACTORY SYSTEMS, INC.
                                    PRS HOLDING, INC.
                                    UNITED DRAIN OIL SERVICE, INC.
                                    PSC ENTERPRISES, INC.
                                    UNITED INDUSTRIAL MATERIALS, INC.
                                    REPUBLIC ENVIRONMENTAL RECYCLING
                                    (NEW JERSEY), INC.
                                    REPUBLIC ENVIRONMENTAL SYSTEMS
                                    (PENNSYLVANIA), INC.
                                    REPUBLIC ENVIRONMENTAL SYSTEMS
                                    (TECHNICAL SERVICES GROUP) INC.
                                    REPUBLIC ENVIRONMENTAL SYSTEMS
                                    (TRANSPORTATION GROUP), INC.
                                    RESOURCE RECOVERY CORPORATION
                                    RHO-CHEM CORPORATION
                                    RMF ENVIRONMENTAL, INC.
                                      as Pledgors



                                      By:  /s/ M. Colin H. Soule
                                         -----------------------
                                         Title:  Secretary

                                      BANKERS TRUST COMPANY,
                                      not in its individual capacity but solely as US DIP Collateral Agent and Pledgee






                                      By:  /s/ J. Jeffcott Ogden
                                         -----------------------
                                         Title:  Managing Director

                                     ANNEX A
                                     -------

                         LIST OF US PLEDGOR SUBSIDIARIES


                SUBSIDIARY                                               PARENT
                ----------                                               ------
21st Century Environmental Management, Inc.             Luntz Acquisition (Delaware) Corporation
21st Century Environmental Management, Inc.             21st Century Environmental Management, Inc.
 of Rhode Island
21st Century Environmental Management, Inc.             21st Century Environmental Management, Inc.
 of Puerto Rico
21st Century Environmental Management, Inc.             21st Century Environmental Management, Inc.
 of Nevada
Ace/Allwaste Environmental Services of                  Philip Environmental Services, Inc.
 Indiana, Inc.
Advanced Energy Corporation                             Advanced Environmental Systems, Inc.
Advanced Environmental Systems, Inc.                    Industrial Services Technologies, Inc.
All Safety and Supply, Inc.                             Philip Environmental Services, Inc.
Allies Staffing, Inc.                                   PSC Enterprises, Inc.
Allies Staffing Ltd.                                    Allies Staffing, Inc.
AllQuest Capital, Inc.                                  PSC Enterprises, Inc.
AllScaff, Inc.                                          Philip Environmental Services, Inc.
Allwaste Asbestos Abatement Holdings, Inc.              Philip Industrial Services Group, Inc.
Allwaste Asbestos Abatement, Inc.                       Philip Industrial Services Group, Inc.
Allwaste Asbestos Abatement of New                      Allwaste Asbestos Abatement, Inc.


             SUBSIDIARY                                              PARENT
             ----------                                              ------
England, Inc.
Allwaste Environmental Services/North                   Philip Environmental Services, Inc.
Central, Inc.
Allwaste Railcar Cleaning, Inc.                         Allwaste Tank Cleaning, Inc.
Allwaste Recovery Systems, Inc.                         Allwaste Tank Cleaning, Inc.
Allwaste Services of El Paso, Inc.                      James & Luther Services, Inc.
Allwaste Tank Cleaning, Inc.                            Philip Industrial Services Group, Inc.
Allwaste Texquisition, Inc.                             Philip Environmental Services, Inc.
Allworth, Inc.                                          Nortru, Inc.
ALRC, Inc.                                              Philip Industrial Services Group, Inc.
APLC, Inc.                                              Philip Industrial Services Group, Inc.
BEC/Philip, Inc.                                        Philip Environmental Services, Inc.
Burlington Environmental Inc.                           Philip Environmental (Washington) Inc.
Burlington Environmental Inc.                           Burlington Environmental Inc.
Butco, Inc.                                             Intermetco U.S., Inc.
Caligo Reinigungages m.b.H.                             Philip Industrial Services Group, Inc.
Cappco Tubular Products USA, Inc.                       Intermetco U.S.A. Ltd.
Chem-Fab, Inc.                                          IST Holding Corp.
Chem-Freight, Inc.                                      RESI Acquisition (Delaware) Corporation
Chemical Pollution Control, Inc. of                     21st Century Environmental Management, Inc.
 New York - A 21st Century Environmental
 Management Company
Chemical Pollution Control, Inc. of                     21st Century Environmental Manage-


             SUBSIDIARY                                              PARENT
             ----------                                              ------
Florida - A 21st Century Environmental                  ment, Inc.
 Management Company
Chemical Reclamation Services, Inc.                     Nortru, Inc.
Chemisolv Limited                                       Philip Chemisolv Holdings, Inc.
Cousins Waste Control Corporation                       Philip Industrial Services (USA), Inc.
CyanoKEM, Inc.                                          Nortru, Inc.
D&L, Inc.                                               Philip Metals (USA), Inc.
Deep Clean, Inc.                                        Philip Automotive, Ltd.
Delta Maintenance, Inc.                                 DM Acquisition Corporation
DM Acquisition Corporation                              Philip ST, Inc.
Dotspec Ltd.                                            Philip ST, Inc.
F.C. Schaffer & Associates, Inc.                        Serv-Tech Engineers, Inc.
Gasoline Tank Service Company, Inc.                     Termco Corporation
Georgia Recovery Systems                                Allwaste Recovery Systems, Inc. - 7.5%
                                                         GRS/Lake Charles, Ltd. - 92.5%
GRS/Lake Charles, Ltd.                                  Allwaste Recovery Systems, Inc. - 50%
                                                         Allwaste Tank Cleaning, Inc. - 50%
Hartney Corporation                                     Philip Refractory and Corrosion Corporation
Hydro-Engineering & Service, Inc.                       Piping Mechanical Corporation
Industrial Construction Services Company, Inc.          Philip Environmental Services, Inc.
Industrial Services Technologies, Inc.                  Philip ST, Inc.
Intermetco U.S., Inc.                                   Philip Metals (USA), Inc.


             SUBSIDIARY                                              PARENT
             ----------                                              ------
Intermetco U.S.A. Ltd.                                  Philip Metals (USA), Inc.
International Catalyst, Inc.                            Advanced Energy Corporation
IST Holding Corp.                                       Industrial Services Technologies, Inc.
James & Luther Services, Inc.                           Philip Environmental Services, Inc.
Jesco Industrial Service, Inc.                          Philip Environmental Services, Inc.
Luntz Acquisition (Delaware) Corporation                Luntz Corporation
Mac-Tech, Inc.                                          Philip ST, Inc.
Northland Environmental, Inc.                           21st Century Environmental Management, Inc.
Nortru, Inc.                                            Philip Industrial Services (USA), Inc.
Nortru, Ltd.                                            Nortru, Inc.
Oneida Asbestos Abatement Inc.                          Oneida Asbestos Removal, Inc.
Oneida Asbestos Removal, Inc.                           Allwaste Asbestos Abatement, Inc.
Petrochem Field Services de Venezuela, S.A.             Philip ST, Inc. - 70%
                                                         Serv-Tech EPC, Inc. - 30%
Philip Automotive, Ltd.                                 Philip Environmental Services, Inc.
Philip Chemi-Solv, Inc.                                 Philip Chemisolv Holdings, Inc.
Philip Chemisolv Holdings, Inc.                         Philip ST, Inc.
Philip Corrosion Services, Inc.                         Hartney Corporation
Philip Enterprise Service Corporation                   Philip ST, Inc.
Philip Environmental (Washington) Inc.                  Philip Industrial Services (USA), Inc.
Philip Environmental of Idaho                           Philip Industrial Services (USA), Inc.


             SUBSIDIARY                                              PARENT
             ----------                                              ------
Corporation
Philip Environmental Services Corporation               Burlington Environmental Inc.
Philip Environmental Services, Inc.                     Philip Industrial Services Group, Inc.
Philip Industrial Services (Delaware), Inc.             Philip Services (Delaware), Inc.
Philip Industrial Services (USA), Inc.                  Philip Services (Delaware), Inc.
Philip Industrial Services Group, Inc.                  Philip Industrial Services (USA), Inc.
Philip Industrial Services of Texas, Inc.               Philip Environmental Services, Inc.
Philip/J.D. Meagher, Inc.                               Philip Environmental Services, Inc
Philip Mechanical Services of Louisiana, Inc.           Philip ST, Inc.
Philip Metals (New York) Inc.                           Philip Metals Recovery (USA) Inc.
Philip Metals (USA), Inc.                               Philip Services (Delaware), Inc.
Philip Metals, Inc.                                     Philip Metals Recovery (USA) Inc.
Philip Metals Recovery (Delaware) Inc.                  Philip Services (Delaware), Inc.
Philip Metals Recovery (USA) Inc.                       Philip Metals (USA), Inc.
Philip Mid-Atlantic, Inc.                               Philip Environmental Services, Inc.
Philip Oil Recycling, Inc.                              Philip Environmental Services, Inc.
Philip Petro Recovery Systems, Inc.                     PRS Holding, Inc.
Philip Plant Services, Inc.                             Philip Environmental Services, Inc.
Philip Reclamation Services, Houston, Inc.              Chemical Reclamation Services, Inc.


             SUBSIDIARY                                              PARENT
             ----------                                              ------
Philip Refractory and Corrosion                         Philip ST, Inc.
 Corporation
Philip Refractory Services, Inc.                        Philip Refractory and Corrosion
                                                         Corporation
Philip Scaffold Corporation                             Philip Environmental Services, Inc.
Philip/SECO Industries, Inc.                            Philip ST, Inc.
Philip Services (Pennsylvania), Inc.                    Philip Services (Delaware), Inc.
Philip Services/Atlanta, Inc.                           Philip Environmental Services, Inc.
Philip Services Hawaii, Ltd.                            Philip Environmental Services, Inc.
Philip Services/Louisiana, Inc.                         Philip Environmental Services, Inc.
Philip Services/Missouri, Inc.                          Philip Environmental Services, Inc.
Philip Services/Mobile, Inc.                            Philip Environmental Services, Inc.
Philip Services/North Atlantic, Inc.                    Philip Environmental Services, Inc.
Philip Services/North Central, Inc.                     Philip Environmental Services, Inc.
Philip Services/Ohio, Inc.                              Philip Environmental Services, Inc.
Philip Services/Oklahoma, Inc.                          Philip Environmental Services, Inc.
Philip Services/South Central, Inc.                     Philip Environmental Services, Inc.
Philip Services/Southwest, Inc.                         Philip Environmental Services, Inc.
Philip ST, Inc.                                         Philip Industrial Services (USA), Inc.
Philip ST Piping, Inc.                                  Philip ST, Inc.
Philip Technical Services, Inc.                         Philip ST, Inc.
Philip Transportation and Remediation, Inc.             Philip West Industrial Services, Inc.


             SUBSIDIARY                                              PARENT
             ----------                                              ------
Philip West Industrial Services, Inc.                   Philip Environmental Services, Inc.
Philip/Whiting, Inc.                                    Philip Environmental Services, Inc.
Piping Companies, Inc.                                  Piping Holdings Corp.
Piping Holdings Corp.                                   IST Holding Corp.
Piping Mechanical Corporation                           IST Holding Corp.
PRS Holding, Inc.                                       Philip ST, Inc.
PSC Enterprises, Inc.                                   Philip Industrial Services Group, Inc.
Republic Environmental Recycling                        RESI Acquisition (Delaware) Corporation
 (New Jersey), Inc.
Republic Environmental Systems                          RESI Acquisition (Delaware) Corporation
 (Transportation Group), Inc.
Republic Environmental Systems (Technical               RESI Acquisition (Delaware) Corporation
Services Group) Inc.
Republic Environmental Systems                          RESI Acquisition (Delaware) Corporation
 (Pennsylvania), Inc.
RESI Acquisition (Delaware) Corporation                 Luntz Corporation
Resource Recovery Corporation                           Burlington Environmental Inc.
Rho-Chem Corporation                                    Nortru, Inc.
RMF Environmental, Inc.                                 RMF Industrial Contracting, Inc.
RMF Global, Inc.                                        Philip Industrial Services (USA), Inc.
RMF Industrial Contracting, Inc.                        RMF Global, Inc.
Serv-Tech Construction and Maintenance, Inc.            Serv-Tech EPC, Inc.
Serv-Tech Engineers, Inc.                               Serv-Tech EPC, Inc.


             SUBSIDIARY                                              PARENT
             ----------                                              ------
Serv-Tech EPC, Inc.                                     Philip ST, Inc.
Serv-Tech Europe GMBH                                   Philip ST, Inc.
Serv-Tech International Sales, Inc.                     Philip ST, Inc.
Serv-Tech of New Mexico, Inc.                           Philip ST, Inc.
Serv-Tech Services, Inc.                                Philip ST, Inc.
ServTech Canada, Inc.                                   Philip ST, Inc.
Sessa, S.A. de C.V.                                     Nortru, Inc.
Solvent Recovery Corporation                            Burlington Environmental Inc.
Southeast Environmental Services                        Chemical Reclamation Services, Inc.
 Company, Inc.
Termco Corporation                                      Burlington Environmental Inc.
Terminal Technologies, Inc.                             Philip ST, Inc.
ThermalKEM, Inc.                                        Nortru, Inc.
TIPCO Acquisition Corp.                                 Philip/SECO Industries, Inc.
Total Refractory Systems, Inc.                          Hartney Corporation
United Drain Oil Service, Inc.                          Burlington Environmental Inc.
United Industrial Materials, Inc.                       Hartney Corporation

                                     ANNEX B

                              LIST OF PLEDGED STOCK




                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
Luntz Corporation        Luntz Acquisition (Delaware)           Common                100              100%           (i)
                         Corporation

                         RESI Acquisition (Delaware)            Common              1,000              100%           (i)
                         Corporation

Luntz Acquisition        21st Century Environmental             Common         12,545,949              100%           (i)
(Delaware)               Management, Inc.
Corporation

21st Century             21st Century Environmental             Common                100              100%           (i)
Environmental            Management, Inc. of Nevada
Management, Inc.
                         21st Century Environmental             Common                100              100%           (i)
                         Management, Inc. of Puerto Rico

                         21st Century Environmental             Common                100              100%           (i)
                         Management, Inc. of Rhode Island

                         Chemical Pollution Control, Inc.       Common                100              100%           (i)
                         of Florida - A 21st Century
                         Environmental Management Company

                         Chemical Pollution Control, Inc.       Common                100              100%           (i)
                         of New York - A 21st Century
                         Environmental Management Company

                         Northland Environmental, Inc.          Common                100              100%           (i)


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
RESI Acquisition         Chem-Freight, Inc.                     Common                750              100%           (i)
(Delaware)
Corporation
                         Republic Environmental Recycling       Common                100              100%           (i)
                         (New Jersey), Inc.

                         Republic Environmental Systems         Common              1,000              100%           (i)
                         (Pennsylvania), Inc.

                         Republic Environmental System          Common                100              100%           (i)
                         (Technical Services Group) Inc.

                         Republic Environmental Systems         Common              1,000              100%           (i)
                         (Transportation group), Inc.

Philip Services          Philip Industrial Services (USA),      Common                200              100%           (i)
(Delaware), Inc.         Inc.

                         Philip Metals (USA), Inc.              Common                100              100%           (i)

                         Philip Services (Pennsylvania),        Common                100              100%           (i)
                         Inc.

                         Philip Industrial Services             Common                100              100%           (i)
                         (Delaware), Inc.

                         Philip Metals Recovery (Delaware)      Common                100              100%           (i)
                         Inc.

Philip Industrial        Cousins Waste Control Corporation      Common                  5              100%           (i)
Services (USA),
Inc.

                         Nortru, Inc.                           Class A         66,262.69              100%           (i)
                                                                Class B         12,886.02              100%           (i)


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
                         Philip Environmental of               Common                 10               100%          (i)
                         Idaho Corporation

                         Philip Environmental                  Common                  1               100%          (i)
                         (Washington) Inc.

                         Philip Industrial Services            Common                100               100%          (i)
                         Group, Inc.

                         Philip ST, Inc.                       Common                100               100%          (i)

                         RMF Global, Inc.                      Common                100               100%          (i)

Nortru, Inc.             Allworth, Inc.                        Common                200               100%          (i)

                         Chemical Reclamation Services,        Common              1,000               100%          (i)
                         Inc.

                         CyanoKEM, Inc.                        Common             50,000               100%          (i)

                         Nortru, Ltd.                          Common                100               100%          (i)

                         Rho-Chem Corporation                  Common              1,540               100%          (i)

                         Sessa, S.A. de C.B.                   Common              3,000               100%          (i)

                         ThermalKEM, Inc.                      Common              1,000               100%          (i)

Chemical                 Philip Reclamation Services,          Common                325               100%          (i)
Reclamation              Houston, Inc.
Services, Inc.
                         Southeast Environmental Services      Common              2,000               100%          (i)
                         Company, Inc.

Philip                   Burlington Environmental Inc.         Common          7,590,000               100%          (i)
Environmental
(Washington) Inc.


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
Burlington               Burlington Environmental Inc.          Common          463,917              100%            (i)
Environmental Inc.
                         Philip Environmental Services          Common           21,000              100%            (i)
                         Corporation

                         Solvent Recovery Corporation           Common            3,100              100%            (i)

Burlington               Resource Recovery Corporation          Common            1,000              100%            (i)
Environmental Inc.
                         Termco Corporation                     Common            1,400              100%            (i)

Termco Corporation       Gasoline Tank Service Company,         Common              868              100%            (i)
                         Inc.

                         United Drain Oil Service, Inc.         Common           45,000              100%            (i)

Philip Industrial        ALRC, Inc.                             Common            1,000              100%            (i)
Services Group,
Inc.
                         APLC, Inc.                             Common            1,000              100%            (i)

                         Allwaste Asbestos Abatement            Common            1,000              100%            (i)
                         Holdings, Inc.

                         Allwaste Asbestos Abatement, Inc.      Common          100,000              100%            (i)

                         Allwaste Tank Cleaning, Inc.           Common            1,000              100%            (i)

                         Philip Environmental Services, Inc.    Common          100,000              100%            (i)

                         PSC Enterprises, Inc.                  Common            1,000              100%            (i)

Allwaste Asbestos        Allwaste Asbestos Abatement of New     Common                1              100%            (i)
Abatement, Inc.          England, Inc.


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
                         Oneida Asbestos Removal, Inc.          Common              100              100%            (i)

Oneida Asbestos          Oneida Asbestos Abatement Inc.         Common              100              100%            (i)
Removal, Inc.

Allwaste Tank            Allwaste Railcar Cleaning, Inc.        Common            1,000               50%            (i)
Cleaning, Inc.

                         Allwaste Recovery Systems, Inc.        Common            1,000              100%            (i)

Philip                   Ace/Allwaste Environmental Services    Common            1,000              100%            (i)
Environmental            of Indiana, Inc.
Services, Inc.

                         All Safety and Supply, Inc.            Common            1,000              100%            (i)

                         AllScaff, Inc.                         Common            1,000              100%            (i)

                         Allwaste Environmental                 Common          100,000              100%            (i)
                         Services/North Central, Inc.

                         Allwaste Texquisition, Inc.            Common            1,000              100%            (i)

                         BEC/Philip, Inc.                       Common               15              100%            (i)

                         Industrial Construction Services       Common            1,000              100%            (i)
                         Company, Inc.

                         James & Luther Services, Inc.          Common            1,000              100%            (i)

                         Jesco Industrial Service, Inc.         Common            1,000              100%            (i)

                         Philip Industrial Services of Texas,   Common            1,000              100%            (i)
                         Inc.

                         Philip Services/Louisiana, Inc.        Common            1,000              100%            (i)


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
                         Philip Mid-Atlantic, Inc.              Common            1,000               100%           (i)

                         Philip Services/Missouri, Inc.         Common            1,000               100%           (i)

                         Philip Services/Mobile, Inc.           Common            8,000               100%           (i)

                         Philip Services/North Atlantic,        Common            1,000               100%           (i)
                         Inc.

                         Philip Services/North Central,         Common            16.40               100%           (i)
                         Inc.

                         Philip Services/Ohio, Inc.             Common              100               100%           (i)

                         Philip Oil Recycling, Inc.             Common               10               100%           (i)

                         Philip Services/Oklahoma, Inc.         Common           10,000               100%           (i)

                         Philip Plant Services, Inc.            Common            1,000               100%           (i)

                         Philip Scaffold Corporation            Common            1,000               100%           (i)

                         Philip Services/Atlanta, Inc.          Common            1,000               100%           (i)

                         Philip Services/Southwest, Inc.        Common            1,000               100%           (i)

                         Philip Services South Central,         Common           40,000               100%           (i)
                         Inc.

                         Philip West Industrial Services,       Common            1,000               100%           (i)
                         Inc.

                         Philip/J.D. Meagher, Inc.              Common            2,000               100%           (i)

                         Philip/Whiting, Inc.                   Common            1,000               100%           (i)

James &                  Allwaste Services of El Paso,          Common          100,000               100%           (i)


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
Luther Services,         Inc.
Inc.

Philip                   Deep Clean, Inc.                       Common            500                 100%           (i)
Automotive, Ltd.

Philip West              Philip Transportation and              Common            100                 100%           (i)
Industrial               Remediation, Inc.
Services, Inc.

PSC Enterprises,         Allies Staffing, Inc.                  Common          1,000                 100%           (i)
Inc.

                         AllQuest Capital, Inc.                 Common          1,000                 100%           (i)

Allies Staffing,         Allies Staffing Ltd.                   Common            100                 100%           (i)
Inc.

Philip ST, Inc.          Dotspec Ltd.                           Ordinary          700                 100%           (i)

                         Philip Chemisolv Holdings, Inc.        Common          1,000                 100%           (i)

                         DM Acquisition Corporation             Common          1,000                 100%           (i)

                         Industrial Services                    Common          5,000                 100%           (i)
                         Technologies, Inc.

                         Mac-Tech, Inc.                         Common          1,000                 100%           (i)

                         Petrochem Field Services de            Common              1                  70%           (i)
                         Venezuela, S.A.

                         Philip Enterprise Service              Common          1,000                 100%           (i)
                         Corporation
                         Philip Mechanical Services of          Common            100                 100%           (i)
                         Louisiana, Inc.


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
                         Philip Refractory and Corrosion        Common           1,000                100%           (i)
                         Corporation

                         Philip ST Piping, Inc.                 Series A           490                100%           (i)
                                                                Common           7,000                100%           (i)
                                                                Common           2,000                100%           (i)

                         Philip Technical Services, Inc.        Common             680                100%           (i)

                         Philip/SECO Industries, Inc.           Common          49,444                100%           (i)

                         PRS Holding, Inc.                      Common           1,000                100%           (i)

                         Serv-Tech EPC, Inc.                    Common           1,000                100%           (i)

                         Serv-Tech Europe GMBH                  Common               3                100%           (i)

                         Serv-Tech International Sales, Inc.    Common           1,000                100%           (i)

                         Serv-Tech of New Mexico, Inc.          Common             500                100%           (i)

                         Serv-Tech Services, Inc.               Common          10,000                100%           (i)

                         ServTech Canada, Inc.                  Common               1                100%           (i)

                         Terminal Technologies, Inc.            Common           1,000                100%           (i)

Philip Chemisolv         Chemisolv Limited                      Ordinary         1,000                100%           (i)
Holdings, Inc.

                         Philip Chemi-Solv, Inc.                Common           1,000                100%           (i)

DM Acquisition           Delta Maintenance, Inc.                Common              23                100%           (i)
Corporation


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
Industrial               Advanced Environmental                 Series A        11,656,910            100%           (i)
Services                 Systems, Inc.                          Preferred
Technologies, Inc.
                                                                Series B        12,295,585            100%           (i)
                                                                Preferred

                         IST Holding Corp.                      Common               1,000            100%           (i)

Advanced                 Advanced Energy Corporation            Common           2,500,003            100%           (i)
Environmental
Systems, Inc.

Advanced Energy          International Catalyst, Inc.           Common             109,598            100%           (i)
Corporation

IST Holding Corp.        Chem-Fab, Inc.                         Common               9,987            100%           (i)

                         Piping Holdings Corp.                  Common               1,500            100%           (i)

                         Piping Mechanical Corporation          Common             880,000            100%           (i)

Piping Holdings          Piping Companies, Inc.                 Common               1,877            100%           (i)
Corp.

Piping Mechanical        Hydro-Engineering & Service,           Common               1,000            100%           (i)
Corp.                    Inc.

Philip Refractory        Hartney Corporation                    Common              15,000            100%           (i)
and Corrosion
Corporation

                         Philip Refractory Services,            Common              10,000            100%           (i)
                         Inc.

Hartney                  Philip Corrosion Services,             Common              10,000            100%           (i)
Corporation              Inc.


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
                         Total Refractory Systems, Inc.         Common          1,000                 100%           (i)

                         United Industrial Materials, Inc.      Common          1,000                 100%           (i)

Philip/SECO              TIPCO Acquisition Corp.                Common          1,000                 100%           (i)
Industries, Inc.

PRS Holding, Inc.        Philip Petro Recovery Systems, Inc.    Common            174                 100%           (i)

Serv-Tech EPC,           Petrochem Field Services de            Common              1                  30%           (i)
Inc.                     Venezuela, S.A.

                         Serv-Tech Construction and             Common          1,000                 100%           (i)
                         Maintenance, Inc.

                         Serv-Tech Engineers, Inc.              Common          1,000                 100%           (i)

Serv-Tech                F.C. Schaffer & Associates, Inc.       Class A           379                 100%           (i)
Engineers, Inc.                                                 Voting

                                                                Class B           981                 100%           (i)
                                                                Non-Voting

RMF Global, Inc.         RMF Industrial Contracting, Inc.       Common          1,000                 100%           (i)

RMF Industrial           RMF Environmental, Inc.                Common            100                 100%           (i)
Contracting, Inc.

Philip Metals            D & L, Inc.                            Common          2,000                 100%           (i)
(USA), Inc.

                         Intermetco U.S., Inc.                  Common          1,000                 100%           (i)


                                                                                                                 SUB-CLAUSE
                                                                                                                     OF
                                                                                                                   SECTION
                                                                                                                    3.2(A)
                                                                 TYPE            NUMBER                               OF
                                                                  OF               OF              PERCENTAGE       PLEDGE
   PLEDGOR                    PLEDGED SHARES                    SHARES           SHARES               OWNED        AGREEMENT
   -------                    --------------                    ------           ------               -----        ---------
                         Philip Metals Recovery                 Common              10                100%            (i)
                         (USA), Inc.

Intermetco U.S.,         Butco, Inc.                            Common               1                100%            (i)
Inc.

Intermetco U.S.A.        Cappco Tubular Products USA,           Common             500                100%            (i)
Ltd.                     Inc.

Philip Metals            Philip Metals (New York) Inc.          Common          15,000                100%            (i)
Recovery (USA)
Inc.

                         Philip Metals, Inc.                    Common               1                100%            (i)

                                     ANNEX C
                                     -------

                              LIST OF PLEDGED NOTES


     None.

                                     ANNEX D
                                     -------

                   LIST OF LIMITED LIABILITY COMPANY INTERESTS


     None.

                                     ANNEX E
                                     -------

                          LIST OF PARTNERSHIP INTERESTS

                                                                                                    SUB-CLAUSE
                                                                                                         OF
                                                                                                     SECTION
                                                                                                      3.2(A)
                                                                          TYPE                          OF
                                                                           OF       PERCENTAGE        PLEDGE
PLEDGOR                            NAME OF PARTNERSHIP                  INTEREST      OWNED          AGREEMENT
-------                            -------------------                  --------      -----          ---------
Allwaste Tank Cleaning, Inc.       GRS/Lake Charles, Ltd.               Limited          50%          (iv)(2)

Allwaste Recovery Systems,         GRS/Lake Charles, Ltd.               Limited          50%          (iv)(2)
Inc.
                                   Georgia Recovery Systems             General         7.5%          (iv)(2)

Philip Environmental               Philip Automotive, Ltd.              Limited         100%          (iv)(1)
Services, Inc.
                                   Philip Services Hawaii, Ltd.         Limited         100%          (iv)(1)

Philip Metals (USA), Inc.          Intermetco U.S.A. Ltd.               Limited         100%          (iv)(1)

GRS/Lake Charles, Ltd.             Georgia Recovery Systems             General        92.5%          (iv)(2)

                                     ANNEX F

                         LIST OF CHIEF EXECUTIVE OFFICES

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
21st Century Environmental                   Rhode Island:                        Hamilton:
Management, Inc. of Rhode Island             25 Graystone Street                  651 Burlington St. E.
                                             Warwick, RI  02886                   Hamilton, Ontario  L8L 7W2

21st Century Environmental                   Nevada:                              Rhode Island:
Management, Inc. of Nevada                   2095 Newlands Drive                  25 Graystone Street
                                             Fernley, NV  89408                   Warwick, RI  02886

21st Century Environmental                   Rhode Island:                        Hamilton:
Management, Inc.                             25 Graystone Street                  100 King St. W.
                                             Warwick, RI  02886                   P.O. Box 2440
                                                                                  LCD 1
                                                                                  Hamilton, Ontario
                                                                                  L8N 4J6

21st Century Environmental                   Rhode Island:                        Hamilton:
Management, Inc. of Puerto Rico              25 Graystone Street                  651 Burlington St. E.
                                             Warwick, RI  02886                   Hamilton, Ontario  L8L 7W2

Ace/Allwaste Environmental Services          Texas:
of Indiana, Inc.                             5151 San Felipe
                                             Houston, TX 77056

Advanced Energy Corporation                  Texas:                               Texas:
                                             5151 San Felipe                      4313 FM 2351
                                             Houston, TX  77056                   Friendswood, TX 77546

Advanced Environmental Systems, Inc.         Texas:                               Denver:
                                             5151 San Felipe                      Republic Plaza
                                             Houston, TX  77056                   370 Seventeenth
                                                                                  Suite 2300
                                                                                  Denver, CO 80202
All Safety and Supply, Inc.                  Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Allies Staffing, Inc.                        Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

AllQuest Capital, Inc.                       Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

AllScaff, Inc.                               Texas:

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
                                             5151 San Felipe
                                             Houston, TX 77056

Allwaste Asbestos Abatement                  Texas:
Holdings, Inc.                               5151 San Felipe
                                             Houston, TX 77056

Allwaste Asbestos Abatement, Inc.            Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Allwaste Asbestos Abatement of New           Texas:
England, Inc.                                5151 San Felipe
                                             Houston, TX 77056

Allwaste Environmental                       Texas:
Services/North Central, Inc.                 5151 San Felipe
                                             Houston, TX 77056

Allwaste Railcar Cleaning, Inc.              Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Allwaste Recovery Systems, Inc.              Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Allwaste Services of El Paso, Inc.           Texas:                                 Hamilton:
                                             5151 San Felipe                        100 King St. W.
                                             Houston, TX  77056                     P.O. Box 2440
                                                                                    LCD 1
                                                                                    Hamilton, Ontario
                                                                                    L8N 4J6

Allwaste Tank Cleaning, Inc.                 Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Allwaste Texquisition, Inc.                  Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Allworth, Inc.                               Michigan:                              Alabama:
                                             515 Lycaste Rd.                        500 Medco Rd.
                                             Detroit, MI  48214                     Birmingham, AL 35217

ALRC, Inc.                                   Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

APLC, Inc.                                   Texas:
                                             5151 San Felipe

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
                                             Houston, TX 77056

BEC/Philip, Inc.                             Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Burlington Environmental Inc.                Washington:
                                             100 Oakesdale Ave.
                                             S.W.
                                             Renton, WA 98055

Burlington Environmental Inc.                Washington:                          Texas:
                                             100 Oakesdale Ave.                   5151 San Felipe
                                             S.W.                                 Houston, TX  77056
                                             Renton, WA 98055
                                                                                  Michigan:
                                                                                  515 Lycaste Rd.
                                                                                  Detroit, MI  48214
Butco, Inc.                                  Hamilton:
                                             519 Parkdale N.
                                             Hamilton, Ontario l8H 5Y6

Cappco Tubular Products USA, Inc.            Georgia:
                                             109 Dent Drive
                                             Bldg. #1
                                             Cartersville, GA 30121-5192

Chem-Fab, Inc.                               Texas:                               Texas:
                                             5151 San Felipe                      217 Commerce Rd.
                                             Houston, TX  77056                   P.O. Box 2257
                                                                                  Freeport, TX 77541
Chem-Freight,  Inc.                          Pennsylvania:
                                             2337 North Penn Road
                                             Hatfield, PA  19440-1908

Chemical Pollution Control, Inc. of          Florida:                             Rhode Island:
Florida - A 21st Century                     3248 SW 15th St.                     25 Graystone Street
Environmental Management Company             Deerfield Beach, FL  33442           Warwick, RI  02886

Chemical Pollution Control, Inc. of          New York:                            Rhode Island:
New York - A 21st Century                    120 South 4th St.                    25 Graystone Street
Environmental Management Company             Bayshore, NY  11706                  Warwick, RI  02886

Chemical Reclamation Services, Inc.          Michigan:                            Texas:
                                             515 Lycaste Rd.                      405 Powell St.
                                             Detroit, MI  48214                   Avalon, TX 76623

Cousins Waste Control Corporation            Ohio:
                                             1701 East Matzinger Rd.
                                             Toledo, OH 43612

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
CyanoKEM, Inc.                               Michigan:
                                             12381 Schaefer Hgwy.
                                             Detroit, MI 48227

D & L, Inc.                                  Pennsylvania:
                                             547 Clydesdale Dr.
                                             Philadelphia, PA 18938

Deep Clean, Inc.                             Texas:                               Hamilton:
                                             5151 San Felipe                      100 King St. W.
                                             Houston, TX  77056                   P.O. Box 2440
                                                                                  LCD 1
                                                                                  Hamilton, Ontario
                                                                                  L8N 4J6
Delta Maintenance, Inc.                      Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

DM Acquisition Corporation                   Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

F.C. Schaffer & Associates, Inc.             Hamilton:                            Texas:
                                             100 King St. W.                      5151 San Felipe
                                             P.O. Box 2440 LCD1                   Houston, TX 77056
                                             Hamilton, Ontario  L8N 4J6

Gasoline Tank Service Company, Inc.          Washington:
                                             100 Oakesdale Ave.
                                             S.W.
                                             Renton, WA 98055

Georgia Recovery Systems                     Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

GRS/Lake Charles, Ltd.                       Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Hartney Corporation                          Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Hydro-Engineering & Service, Inc.            Texas:                               Denver:
                                             5151 San Felipe                      Republic Plaza
                                             Houston, TX  77056                   370 Seventeenth
                                                                                  Suite 2300
                                                                                  Denver, CO 80202

Industrial Construction Services             Texas:

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
Company, Inc.                                5151 San Felipe
                                             Houston, TX 77056

Industrial Services Technologies,            Texas:                               Denver:
Inc.                                         5151 San Felipe                      Republic Plaza
                                             Houston, TX  77056                   370 Seventeenth
                                                                                  Suite 2300
                                                                                  Denver, CO 80202

Intermetco U.S., Inc.                        Hamilton:
                                             519 Parkdale N.
                                             Hamilton, Ontario L8H 5Y6

Intermetco U.S.A. Ltd.                       Hamilton:
                                             519 Parkdale N.
                                             Hamilton, Ontario l8H 5Y6

International Catalyst, Inc.                 Texas:                               Texas:
                                             5151 San Felipe                      4313 FM 2351
                                             Houston, TX  77056                   Friendswood, TX 77546

IST Holding Corp.                            Texas:                               Denver:
                                             5151 San Felipe                      Republic Plaza
                                             Houston, TX  77056                   370 Seventeenth
                                                                                  Suite 2300
                                                                                  Denver, CO 80202

James & Luther Services, Inc.                Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Jesco Industrial Service, Inc.               Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Luntz Acquisition (Delaware)                 Hamilton:
Corporation                                  100 King St. W.
                                             P.O. Box 2440
                                             LCD 1
                                             Hamilton, Ontario L8N 4J6

Luntz Corporation                            Ohio: 237 East Tuscarawas
                                             Canton, OH 44701

Mac-Tech, Inc.                               Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Northland Environmental, Inc.                Rhode Island:                        Hamilton:
                                             275 Allens Ave.                      651 Burlington St. E.
                                             Providence, RI  02905-5003           Hamilton, Ontario  L8L 7W2

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
Nortru, Inc.                                 Michigan:
                                             515 Lycaste Rd.
                                             Detroit, MI 48214

Oneida Asbestos Abatement Inc.               Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Oneida Asbestos Removal, Inc.                Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Automotive, Ltd.                      Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Chemi-Solv, Inc.                      Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Chemisolv Holdings, Inc.              Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Corrosion Services, Inc.              Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Enterprise Service                    Texas:
Corporation                                  5151 San Felipe
                                             Houston, TX 77056

Philip Environmental of Idaho                Hamilton:
Corporation                                  100 King St. W.
                                             P.O. Box 2440 LCD 1
                                             Hamilton, Ontario  L8N 4J6

Philip Environmental Services                Texas:                               Pennsylvania:
Corporation                                  5151 San Felipe                      550 Pinetown Rd.
                                             Houston, TX  77056                   Fort Washington, PA 19034

Philip Environmental Services, Inc.          Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Environmental (Washington)            Washington:                          Texas:
Inc.                                         100 Oakesdale Ave.                   5151 San Felipe
                                             S.W.                                 Houston, TX  77056
                                             Renton, WA 98055

                                                                                  Michigan:
                                                                                  515 Lycaste Rd.
                                                                                  Detroit, MI  48214

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
Philip Industrial Services                   Hamilton:
(Delaware), Inc.                             100 King St. W.
                                             P.O. Box 2440 LCD1
                                             Hamilton, Ontario L8N 4J6

Philip Industrial Services (USA),            Hamilton:
Inc.                                         100 King St. W.
                                             P.O. Box 2440 LCD1
                                             Hamilton, Ontario L8N 4J6

                                             Records Located In Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Industrial Services Group,            Texas:                               Hamilton:
Inc.                                         5151 San Felipe                      100 King St. W.
                                             Houston, TX  77056                   P.O. Box 2440 LCD1
                                                                                  Hamilton, Ontario  L8N 4J6

Philip Industrial Services of                Texas:
Texas, Inc.                                  5151 San Felipe
                                             Houston, TX 77056

Philip/J.D. Meagher, Inc.                    Hamilton:
                                             100 King St. W.
                                             P.O. Box 2440 LCD1
                                             Hamilton, Ontario  L8N 4J6

Philip Mechanical Services of                Texas:
Louisiana, Inc.                              5151 San Felipe
                                             Houston, TX 77056

Philip Metals (New York) Inc.                New York:
                                             6223 Thompson Rd.
                                             East Syracuse, NY 13057

Philip Metals (USA), Inc.                    Hamilton:
                                             100 King St. W.
                                             P.O. Box 2440 LCD1
                                             Hamilton, Ontario  L8N 4J6

Philip Metals, Inc.                          Ohio:
                                             20521 Chagrin Blvd.
                                             Cleveland, OH  44122

Philip Metals Recovery (Delaware)            Hamilton:
Inc.                                         100 King St. W.
                                             P.O. Box 2440 LCD1
                                             Hamilton, Ontario L8N 4J6

Philip Metals Recovery (USA) Inc.            Hamilton:

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
                                             100 King St. W.
                                             P.O. Box 2440 LCD 1
                                             Hamilton, Ontario L8N 4J6

Philip Mid-Atlantic, Inc.                    Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip MPS Industrial Services,              Hamilton:
L.L.C.                                       100 King St. W.
                                             P.O. Box 2440 LCD1
                                             Hamilton, Ontario L8N 4J6

Philip Oil Recycling, Inc.                   Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Petro Recovery Systems, Inc.          Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Plant Services, Inc.                  Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Reclamation Services,                 Texas:
Houston, Inc.                                4050 Homestead Road
                                             Houston, TX 77028

Philip Refractory and Corrosion              Sugarland, TX                        Texas:
Corporation                                                                       5151 San Felipe
                                                                                  Houston, TX 77056

Philip Refractory Services, Inc.             Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Scaffold Corporation                  Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip/SECO Industries, Inc.                 Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services (Delaware), Inc.             Hamilton:
                                             100 King St. W.
                                             P.O. Box 2440 LCD1
                                             Hamilton, Ontario  L8N 4J6

Philip Services (Delaware), L.L.C.           Hamilton:
                                             100 King St. W.

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
                                             P.O. Box 2440 LCD1
                                             Hamilton, Ontario L8N 4J6

Philip Services (Pennsylvania), Inc.         Hamilton:                            Pennsylvania:
                                             100 King St. W.                      One Mellon Bank Center
                                             P.O. Box 2440 LCD 1                  500 Grant St.
                                             Hamilton, Ontario  L8N 4J6           53rd Floor
                                                                                  Pittsburgh, PA 15219

Philip Services/Atlanta, Inc.                Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services Hawaii, Ltd.                 Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services/Louisiana, Inc.              Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services/Missouri, Inc.               Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services/Mobile, Inc.                 Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services/North Atlantic, Inc.         Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services/North Central, Inc.          Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services/Ohio, Inc.                   Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services/Oklahoma, Inc.               Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services/South Central, Inc.          Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Services/Southwest, Inc.              Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
Philip ST, Inc.                              Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip ST Piping, Inc.                       Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Technical Services, Inc.              Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Philip Transportation and                    Texas:
Remediation, Inc.                            5151 San Felipe
                                             Houston, TX 77056

Philip West Industrial Services,             Texas:
Inc.                                         5151 San Felipe
                                             Houston, TX 77056

Philip/Whiting, Inc.                         Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Piping Companies, Inc.                       Texas:                               Sand Springs:
                                             5151 San Felipe                      1520 South 129th Ave.
                                             Houston, TX  77056                   Sand Springs, OK 74063

Piping Holdings Corp.                        Texas:                               Sand Springs:
                                             5151 San Felipe                      1520 South 129th Ave.
                                             Houston, TX  77056                   Sand Springs, OK 74063

Piping Mechanical Corporation                Texas:                               Sand Springs:
                                             5151 San Felipe                      1520 South 129th Ave.
                                             Houston, TX  77056                   Sand Springs, OK 74063

PRS Holding, Inc.                            Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

PSC Enterprises, Inc.                        Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Republic Environmental Recycling             New Jersey:                          Pennsylvania:
(New Jersey), Inc.                           Cenco Blvd.                          2337 North Penn Road
                                             P.O. Box 275                         Hatfield, PA  19440-1908
                                             Clayston, NJ  08312

Republic Environmental Systems               Pennsylvania:                        Hamilton:
(Pennsylvania), Inc.                         2337 North Penn Road                 100 King St. W.
                                                                                  P.O. Box 2440 LCD1

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
                                             Hatfield, PA  19440-1908             Hamilton, Ontario  L8N 4J6

Republic Environmental Systems               New Jersey:                          Pennsylvania:
(Technical Services Group) Inc.              Cenco Blvd.                          2337 North Penn Road
                                             P.O. Box 275                         Hatfield, PA  19440-1908
                                             Clayston, NJ  08312

Republic Environmental Systems               Pennsylvania:                        Hamilton:
(Transportation Group), Inc.                 21 Church Road                       100 King St. W.
                                             Hatfield, PA  19440                  P.O. Box 2440 LCD1
                                                                                  Hamilton, Ontario  L8N 4J6

RESI Acquisition (Delaware)                  Hamilton:
Corporation                                  100 King St. W.
                                             P.O. Box 2440 LCD 1
                                             Hamilton, Ontario  L8N 4J6

Resource Recovery Corporation                Washington:                          Texas:
                                             100 Oakesdale Ave.                   5151 San Felipe
                                             S.W.                                 Houston, TX  77056
                                             Renton, WA 98055

                                                                                  Michigan:
                                                                                  515 Lycaste Rd.
                                                                                  Detroit, MI  48214

Rho-Chem Corporation                         Washington:                          California:
                                             100 Oakesdale Ave.                   425 Isis Ave.
                                             S.W.                                 Inglewood, CA 90301
                                             Renton, WA 98055

RMF Environmental, Inc.                      Ohio:
                                             671 Spencer Street
                                             Toledo, OH 43609

RMF Global, Inc.                             Ohio:
                                             671 Spencer Street
                                             Toledo, OH 43609

RMF Industrial Contracting, Inc.             Ohio:
                                             671 Spencer Street
                                             Toledo, OH 43609

Serv-Tech Construction and                   Hamilton:                            Texas:
Maintenance, Inc.                            100 King St. W.                      5151 San Felipe
                                             P.O. Box 2440 LCD1                   Houston, TX 77056
                                             Hamilton, Ontario  L8N 4J6

Serv-Tech Engineers, Inc.                    Hamilton:                            Texas:
                                             100 King St. W.                      5151 San Felipe
                                             P.O. Box 2440 LCD1                   Houston, TX 77056
                                             Hamilton, Ontario  L8N 4J6

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
Serv-Tech EPC, Inc.                          Hamilton:                            Texas:
                                             100 King St. W.                      5151 San Felipe
                                             P.O. Box 2440 LCD1                   Houston, TX 77056
                                             Hamilton, Ontario  L8N 4J6

Serv-Tech of New Mexico, Inc.                Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Serv-Tech Services, Inc.                     Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Solvent Recovery Corporation                 Missouri:                            Texas:
                                             700 Mulberry St.                     5151 San Felipe
                                             Kansas, MO  64101                    Houston, TX  77056

Southeast Environmental Services             Texas:
Company, Inc.                                4050 Homestead Road
                                             Houston, TX 77028

Termco Corporation                           Washington:                          Texas:
                                             100 Oakesdale Ave.                   5151 San Felipe
                                             S.W.                                 Houston, TX  77056
                                             Renton, WA 98055

                                                                                  Michigan:
                                                                                  515 Lycaste Rd.
                                                                                  Detroit, MI  48214

Terminal Technologies, Inc.                  Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

ThermalKEM, Inc.                             Michigan:                            South Carolina:
                                             515 Lycaste Rd.                      2324 Vernadale Rd.
                                             Detroit, MI  48214                   Rock Hill, SC 29731

TIPCO Acquisition Corp.                      Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

Total Refractory Systems, Inc.               Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

United Drain Oil Service, Inc.               Washington:                          Texas:
                                             1629 E. Alexander Ave.               5151 San Felipe
                                             Tacoma, WA  98421                    Houston, TX  77056

                                                                                  Michigan:
                                                                                  515 Lycaste Rd.
                                                                                  Detroit, MI  48214

       Debtor Name                         Chief Executive Office                   Additional Locations
       -----------                         ----------------------                   --------------------
United Industrial Materials, Inc.            Texas:
                                             5151 San Felipe
                                             Houston, TX 77056

                                                                         ANNEX G


    Form of Agreement Regarding Uncertificated Securities, Limited Liability
                   Company Interests and Partnership Interests
                   -------------------------------------------


     AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _________ __, _____, among each of the undersigned pledgors (each a "Pledgor" and, collectively, the "Pledgors"), __________, not in their individual capacities but solely as DIP Collateral Agents (the "Pledgee"), and __________, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").

                              W I T N E S S E T H :
                              ---------------------

     WHEREAS, each Pledgor and the Pledgee are entering into a Pledge Agreement, dated as of __________, 1999 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

     WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

     NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by

                                                                         Annex G
                                                                          Page 2

any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

     2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

     3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

     4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

            Bankers Trust Company
            1 Bankers Trust Plaza
            New York, New York  10005
            Attention:  _____________
            Tel: (212)  _____________
            Fax: (212)  _____________

     5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, subject to Section 6 of the Pledge Agreement, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

            ______________________
            ______________________
            ______________________
            ______________________
            [Account Information]
            ABA No.: ___________________________
            Account in the Name of:  ___________
            Account No.:  ______________________

     6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the

                                                                         Annex G
                                                                          Page 3


Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

     (a)  if to any Pledgor, at:

          __________________________
          __________________________
          Attention:________________
          Tel.::____________
          Fax:______________

     (b)  if to the Pledgee, at:

          Bankers Trust Company
          1 Bankers Trust Plaza
          New York, New York  10005
          Attention:  ______________
          Tel:  (212) ______________
          Fax:  (212) ______________

     (c)  if to the Issuer, at:
          __________________________
          __________________________
          Attention:  ______________
          Telephone No.:____________
          Telecopier No.:___________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

     7. This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

                                                                         Annex G
                                                                          Page 4


     8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.


     IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                     [                             ],
                                        as a Pledgor


                                     By_____________________________
                                        Name:
                                        Title:



                                     [                             ],
                                        as a Pledgor


                                     By_____________________________
                                        Name:
                                        Title:



                                     [                             ],
                                        as a Pledgor


                                     By_____________________________
                                        Name:
                                        Title:


                                     BANKERS TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as DIP Collateral Agent and
                                                        Pledgee


                                     By_____________________________
                                        Name:
                                        Title:

                                                                         Annex G
                                                                          Page 5


                                     CANADIAN IMPERIAL BANK OF COMMERCE,
                                     not in its individual capacity but
                                     solely as DIP Collateral Agent and
                                                        Pledgee


                                     By_____________________________
                                        Name:
                                        Title:



                                     [                             ],
                                        the Issuer


                                     By_____________________________
                                        Name:
                                        Title:

                                                                         ANNEX H
                                                                              TO
                                                                PLEDGE AGREEMENT
                                                                ----------------

                                AGENCY AGREEMENT
                                ----------------

     AGENCY AGREEMENT (this "Agreement") dated as of June 28, 1999 between Bankers Trust Company ("BTCo") as US DIP Collateral Agent and Canadian Imperial Bank of Commerce ("CIBC") , as Canadian DIP Collateral Agent and Security Agent.


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Philip Services Corp. (the "Canadian Borrower"), Philip Services (Delaware) Inc. (the "U.S. Borrower", and together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors, the financial institutions from time to time party thereto (the "Lenders"), BTCo, as DIP Agent for the Lenders and CIBC and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), have entered into a Credit Agreement, dated as of June 28, 1999, providing for the making of Revolving Loans to the Borrowers and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "DIP Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified or supplemented from time to time);

     All capitalized terms used herein and not defined herein shall have the meanings provided in the DIP Credit Agreement;

     WHEREAS, in satisfaction of a condition to the Lenders making credit available to the Borrowers under the DIP Credit Agreement, the Pledgors are contemporaneously with the execution of this Agreement executing and delivering to Bankers Trust Company as US DIP Collateral Agent a Pledge Agreement dated as of June 28, 1999 (the "Pledge Agreement") to evidence and govern the pledge and security interest in the capital stock, notes, accounts or other ownership or equity interests described therein (together with the proceeds thereof, the "Pledged Collateral");

     WHEREAS, the pledge and security interest in the Pledged Collateral in favor of the DIP Collateral Agents for the benefit of the Lenders constitute a first priority security interest therein;

     WHEREAS, CIBC, as Agent (in such capacity, "Agent") currently holds the Pledged Collateral pursuant to the Pre-Petition Credit Agreement in pledge to secure the Borrowers' obligations under the Pre-Petition Credit Agreement outstanding on the Petition Date;

     WHEREAS, in order to avoid unnecessary delay that might result if the Pledged Collateral were to have to be transferred to the DIP Collateral Agents, the Agent and the DIP Collateral Agents desire to enter into this Agency Agreement in order to provide the basis on which the Agent will act as bailee for the DIP Collateral Agents in respect of the Pledged Collateral;

                                                     Annex H TO PLEDGE AGREEMENT
                                                                          Page 2

     NOW, THEREFORE, it is agreed:

     1. The DIP Collateral Agents hereby appoint the Agent as, and the Agent hereby agrees to act as, bailee (in such capacity, the "Bailee") for the DIP Collateral Agents in respect of the Pledged Collateral on the following basis:

          (iv) The Bailee shall have no duties or responsibilities except those expressly set forth herein and nothing herein shall restrict the rights of the Bailee under the Acceptable Cash Collateral Order. Neither the Bailee nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder, unless caused by its or their gross negligence or willful misconduct. The duties of the Bailee shall be mechanical and administrative in nature and shall consist solely of (x) holding in pledge (in accordance with those same practices it utilized in holding the Pledged Collateral as Agent under the Pre-Petition Pledge Agreement) as bailee the Pledged Collateral for the benefit of the DIP Collateral Agents and the other Lenders and (y) delivering all or any of the Pledged Collateral to the DIP Collateral Agents at such time or times as directed to do so in writing by the DIP Collateral Agents, provided that the DIP Collateral Agents shall only give any such notice after the Obligations have been accelerated and provided further that prior to such delivery the DIP Collateral Agents shall have executed and delivered to the Agent an Agency Agreement in form and substance satisfactory to the DIP Collateral Agents and the Agent pursuant to which the DIP Collateral Agents agree, subject and without prejudice to the exercise of such other of its rights or remedies in its capacity as DIP Collateral Agents with respect to the Collateral as are provided under
     Section 9 of the DIP Credit Agreement, that it will hold the Collateral as bailee for the benefit of the Pre-Petition Lenders on a junior and subordinate basis. The Bailee shall not have the right to take any other action with respect to the Pledged Collateral.

          (v) If the Bailee shall request instructions from the DIP Collateral Agents with respect to any act or action (including failure to act) in connection with its role as Bailee hereunder, the Bailee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions in writing from the DIP Collateral Agents, and to the extent requested, indemnification in form and substance reasonably satisfactory to the Agent in respect of actions to be taken; and the Bailee shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, the DIP Collateral Agents and the other Lenders shall not have any right of action whatsoever against the Bailee as a result of the Bailee acting or refraining from acting hereunder in accordance with the instructions of the DIP Collateral Agents consistent with this Agreement.

          (vi) The Bailee shall be entitled to rely, and shall be fully protected in relying, upon any written notice, signed or sent by employees, officers or agents of the DIP Collateral Agents, and, with respect to all legal matters pertaining to its duties hereunder, upon advice of counsel selected by it.

                                                     Annex H TO PLEDGE AGREEMENT
                                                                          Page 3

          (vii) To the extent the Bailee is not reimbursed and indemnified by the Borrowers, the Lenders (or if they failed to do so, the DIP Collateral Agents) will reimburse and indemnify the Bailee for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Bailee in performing its duties hereunder except for those resulting solely from the Bailee's own gross negligence or willful misconduct.

          (viii) The Bailee may resign from the performance of all of its functions and duties under this Agreement at any time by giving 20 Business Days' prior written notice to the DIP Collateral Agents. Such resignation shall take effect only upon delivery by the Bailee to the DIP Collateral Agents of all Pledged Collateral then held by Bailee. In any event, the Agent's duties as Bailee shall terminate once the Total Commitment under the DIP Credit Agreement has been terminated and all Obligations have been paid in full.

     2. It is hereby acknowledged and agreed that the Agent will continue to hold the Collateral in place pursuant to the Pre-Petition Credit Agreement for the benefit of the Pre- Petition Lenders provided that until the Total Commitment under the DIP Credit Agreement has been terminated and all Obligations have been paid in full the Agent shall not take any action with respect to the Pledged Collateral (except as specifically provided herein or directed or permitted in writing by the DIP Collateral Agents) or in respect to the enforcement of remedies under the Pre-Petition Credit Agreement.

                                                                         ANNEX H
                                                                              TO
                                                                PLEDGE AGREEMENT
                                                                ----------------

     IN WITNESS WHEREOF, the DIP Collateral Agents and the Agents have caused the Agreement to be executed by their duly elected officers duly authorized as of the date first written above.

                                    BANKERS TRUST COMPANY,
                                      US DIP Collateral Agent


                                    By:_______________________
                                        Title:



                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                      as  Security  Agent  and  Canadian  DIP
                                      Collateral Agent


                                    By:_______________________
                                        Title:

                                                                     EXHIBIT I-2

                 CANADIAN SECURITIES AND DEBT PLEDGE AGREEMENT

                FROM PHILIP SERVICES CORP. AND ITS SUBSIDIARIES

     THIS SECURITIES AND DEBT PLEDGE AGREEMENT is made as of June 28, 1999 by each of the Pledgors in favour of CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as Canadian DIP Collateral Agent.

WHEREAS:

A. In order to induce the Lenders to make or to continue to make financial accommodation to Philip, the Pledgors are willing to execute and deliver this Agreement.


     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the Pledgors, each of the Pledgors severally (and not jointly or jointly and severally) agrees with the Canadian DIP Collateral Agent as follows:

1. DEFINITIONS. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the DIP Credit Agreement, and the following terms shall have the following meanings:

     "ADDITIONAL PLEDGED COLLATERAL" shall mean, relative to any Pledgor, all Pledged Collateral, from time to time held or acquired in any manner by such Pledgor, other than the Initially Pledged Collateral of such Pledgor.

     "BOOKS AND RECORDS" shall mean, relative to any Pledgor, all books, records, files, papers, disks, documents and other repositories of data recording in any form or medium, evidencing or relating to the Pledged Collateral of such Pledgor which are at any time owned by such Pledgor or to which such Pledgor (or any Person on such Pledgor's behalf) has access.

     "CANADIAN DIP COLLATERAL AGENT" shall mean CIBC in its capacity as Canadian DIP Collateral Agent on behalf of and for the benefit of the Lenders in accordance with the DIP Credit Agreement and shall include its successors and assigns in such capacity.

     "CERTIFICATED SECURITY" shall mean a Security that is represented by a certificate.

     "CLEARING CORPORATION" shall mean a Person which is a "Clearing corporation" as defined in Section 8-102(a)(5) of the New York Uniform Commercial Code or which is a "clearing agency" as defined in the Securities Act (Ontario).

     "CREDIT PROVIDERS" shall mean the Canadian DIP Collateral Agent, the DIP Agent, the DIP Co-Arrangers and the Lenders and "CREDIT PROVIDER" shall mean any one of the Credit Providers.

     "DIP CREDIT AGREEMENT" shall mean the June 28, 1999 credit agreement between Philip and Philip Services (Delaware), Inc., as debtors in possession and borrowers, the Subsidiaries of such borrowers named in such agreement as parties to such agreement, Bankers Trust Company, as DIP Agent, Bankers Trust Company and Canadian Imperial Bank of Commerce, as DIP Co-Arrangers, and the Persons from time to time parties to such agreement as lenders, as such credit agreement may from time to time be supplemented, amended, restated or consolidated.

     "INITIALLY PLEDGED COLLATERAL" shall mean, relative to any Pledgor, all Pledged Collateral of such Pledgor held on the date of this Agreement by such Pledgor (or in the case of a Person which becomes a Pledgor as a result of the execution and delivery of a Supplement, on the date of such execution and delivery of such Supplement by such Person).

     "ISSUER" shall mean, at any time, any Person which is at such time an issuer of any Securities which constitute part of the Pledged Collateral of any Pledgor.

     "LIABILITIES" shall mean, relative to any Pledgor, all present and future indebtedness, liabilities and obligations of any and every kind, nature or description whatsoever and however incurred (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured and whether as principal debtor, guarantor, surety or otherwise and, for greater certainty, including interest that, but for any filing made relative to such Pledgor under the provisions of any applicable bankruptcy or insolvency statute, would accrue on any such indebtedness, liabilities and obligations) of such Pledgor to each of the Credit Providers under, in connection with or with respect to each of the Secured Credit Documents, and any unpaid balance thereof.

     "LIMITED LIABILITY COMPANY ASSETS" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

     "LIMITED LIABILITY COMPANY INTERESTS" shall mean all limited liability company membership interest at any time owned by any Pledgor in any limited liability company which is a direct or indirect wholly-owned Subsidiary of such Pledgor.

     "OBLIGOR" shall mean, at any time, any Person which is at such time an obligor under any indebtedness which constitutes part of the Pledged Collateral of any Pledgor.

     "ORGANIZATIONAL DOCUMENTS" shall mean, with respect to any Person, such Person's articles or other charter documents, by-laws, unanimous shareholder agreement, partnership agreement, joint venture agreement, operating agreement or trust agreement, as applicable, and any and all other similar agreements, documents and instruments relative to such Person.

     "PARTNERSHIP ASSETS" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

     "PARTNERSHIP INTERESTS" shall mean all general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership which is a direct or indirect wholly-owned Subsidiary of such Pledgor.

     "PHILIP" shall mean Philip Services Corp., a corporation existing under the laws of the Province of Ontario, together with its successors by amalgamation, merger or otherwise.

     "PLEDGE CONFIRMATION" shall have the meaning specified in subsection 7(f).

     "PLEDGED COLLATERAL" relative to any Pledgor, shall have the meaning specified in Section 2.

     "PLEDGED DEBT" shall mean, relative to any Pledgor, all present and future indebtedness, liabilities and obligations (monetary or otherwise) of any kind, nature or description whatsoever (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured) of each Subsidiary of such Pledgor to such Pledgor.

     "PLEDGED SECURITIES" shall mean, relative to any Pledgor, all present and future Securities issued by any directly or indirectly wholly-owned Subsidiary of such Pledgor and from time to time held, owned or acquired by such Pledgor.

     "PLEDGORS" shall mean the signatories to this Agreement other than the Canadian DIP Collateral Agent together with each other Person which from time to time becomes a Pledgor under this Agreement by executing and delivering to the Canadian DIP Collateral Agent a Supplement to this Agreement as provided for in Section 23 of this Agreement, and "PLEDGOR" shall mean any of the Pledgors.

     "PPSA" shall mean the Personal Property Security Act (Ontario), as such legislation may be amended, renamed or replaced from time to time (and includes all regulations from time to time made under such legislation).

     "PRE-PETITION AGENT" shall mean CIBC as security agent under the Security Agency Agreement dated as of March 16, 1998 among the Borrowers, CIBC as security agent and CIBC as administrative agent.

     "PROCEEDS" shall have the meaning given to that term in the PPSA.

     "RECEIVER" shall mean a receiver, a manager or a receiver and manager.

     "SECURED CREDIT DOCUMENTS" shall mean (a) the DIP Credit Agreement, and
(b) all other present and future DIP Credit Documents as the same may from time to time be supplemented, amended, restated or consolidated.

     "SECURITY" shall have the meaning given to such term in Part VI of the Business Corporations Act (Ontario) and, for greater certainty, shall include Limited Liability Company Interests and Partnership Interests.

     "SUPPLEMENT" shall have the meaning specified in Section 23 hereof.

     "UNCERTIFICATED SECURITY" shall mean a Security that is not represented by a certificate.

2. GRANT OF SECURITY INTEREST. As general and continuing security for the due payment and performance of its Liabilities (including the payment of any such Liabilities that would become due but for any automatic stay under the provisions of the Bankruptcy and Insolvency Act (Canada), the United States Bankruptcy Code or any analogous provisions of any other applicable law in Canada, the United States of America or any other jurisdiction), each Pledgor assigns and pledges to and in favour of the Canadian DIP Collateral Agent, and grants to the Canadian DIP Collateral Agent a continuing security interest in:

      (a) the Pledged Securities of such Pledgor, together with all replacements of any such Pledged Securities and substitutions for any such Pledged Securities and all certificates and instruments evidencing such Pledged Securities;

      (b) all interest and dividends, whether in cash, kind or stock, received or receivable upon or in respect of any of the Pledged Securities of such Pledgor and all moneys or other property payable or paid on account of any return or repayment of capital in respect of any of the Pledged Securities of such Pledgor or otherwise distributed in respect of such Pledged Securities or which will in any way be charged to, or payable or paid out of, the capital of the applicable Issuer on account of any such Pledged Securities;

      (c) with respect to all present and future Limited Liability Company Interests owned by such Pledgor from time to time:

                (i) all the capital of, and all of such Pledgor's interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of, such Limited Liability Company Interests;

               (ii) all other payments due or to become due to such Pledgor in respect of such Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

              (iii) all of such Pledgor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise, in each case in respect of such Limited Liability Company Interests;

               (iv) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                (v) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take action in connection with any of the foregoing (with all the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default; and

               (vi) all other property at any time in the future delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing or any or all of such other property;

      (d) with respect to all present and future Partnership Interests owned by such Pledgor from time to time, all of such Pledgor's right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                (i) all the capital of, and all of such Pledgor's interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of, such Partnership Interests;

               (ii) all other payments due or to become due to such Pledgor in respect of such Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

              (iii) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise, in each case, in respect of such Partnership Interests;

               (iv) all present and future claims, if any, of such Pledgor against any such partnership or any of the partners of such partnership for moneys loaned or advanced, for services rendered or otherwise;

                (v) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

               (vi) all other property at any time in the future delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing or any or all of such other property;

      (e) the Pledged Debt of such Pledgor, together with all replacements of any such Pledged Debt and substitutions for any such Pledged Debt and all instruments evidencing such Pledged Debt;

      (f) all additional indebtedness from time to time owed to such Pledgor by any Obligor and the instruments evidencing such indebtedness, and all interest, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

      (g) all other property that may at any time be received or receivable by or otherwise distributed to such Pledgor in respect of, or in substitution for, or in exchange for, any of the foregoing; and

      (h) all cash, securities and other Proceeds of any of the foregoing and all rights and interests of such Pledgor in respect thereof or evidenced thereby, including all moneys received from time to time by such Pledgor in connection with any sale or disposition of any of the Pledged Securities or any of the Pledged Debt of such Pledgor;

(collectively relative to each Pledgor, the "PLEDGED COLLATERAL" of such Pledgor).

3. DELIVERY OF PLEDGED COLLATERAL. Each of the Pledgors, concurrently with its execution and delivery of this Agreement (or, if applicable, concurrently with its execution and delivery of a Supplement) in connection with the Initially Pledged Collateral of such Pledgor, and immediately on acquiring the same in connection with all Additional Pledged Collateral of such Pledgor:

      (a) with respect to all such Pledged Collateral which are Certificated Securities (other than a Certificated Security credited in the books of a Clearing Corporation), will deliver to the Pre-Petition Agent acting as bailee all certificates, instruments and securities representing or evidencing such Pledged Collateral of such Pledgor in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, in each case satisfactory to the Canadian DIP Collateral Agent, all of which certificates, instruments and securities shall remain in the custody of the Pre-Petition Agent acting as bailee and all such instruments, certificates and securities previously delivered to the bailee shall be deemed delivered in furtherance of the foregoing pledge;

      (b) with respect to all such Collateral which are Uncertificated Securities (other than an Uncertificated Security credited on the books of a Clearing Corporation), will cause the Issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Canadian DIP Collateral Agent, an agreement for the benefit of the Canadian DIP Collateral Agent and the Credit Providers, in form and substance satisfactory to the Canadian DIP Collateral Agent, acting reasonably, pursuant to which such Issuer agrees to comply with any and all instructions originated by the Canadian DIP Collateral Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such Issuer) originated by any other Person other than a court of competent jurisdiction;

      (c) with respect to all such Collateral which is a Certificated Security or an Uncertificated Security (including for greater certainty, a Partnership Interest or a Limited Liability Company Interest) credited on the books of a Clearing Corporation, will promptly notify the Canadian DIP Collateral Agent thereof and will promptly (i) take all actions required to comply with the applicable rules of such Clearing Corporation, (ii) take all actions required to perfect the security interest of the Canadian DIP Collateral Agent in such Collateral under applicable law, and (iii) take all such further and other actions as the Canadian DIP Collateral Agent, acting reasonably, deems necessary or desirable to effect the foregoing.

If the Organizational Documents of any Issuer restrict the transfer of the Securities of such Issuer, then the applicable Pledgor will also deliver to the Canadian DIP Collateral Agent a certified copy of a resolution of the directors or shareholders of such Issuer (as required) consenting to the transfers contemplated by this Agreement, including any prospective transfer of the Pledged Collateral by the Canadian DIP Collateral Agent or its nominee upon a realization on the security constituted by this Agreement in accordance with this Agreement. All Pledged Collateral that is in registrable form may, at the option of the Canadian DIP Collateral Agent, be registered in the name of Canadian DIP Collateral Agent or its nominee. Each Pledgor agrees to execute and deliver to the appropriate Persons, promptly if and when required by the Canadian DIP Collateral Agent, all such instruments, documents and agreements as the Canadian DIP Collateral Agent in its discretion may deem necessary to effect a change in the shareholders' register of any Issuer of any Pledged Collateral of such Pledgor or in the books and records of any Obligor under any Pledged Collateral of such Pledgor from such Pledgor to the Canadian DIP Collateral Agent or a nominee of the Canadian DIP Collateral Agent. In addition, the Canadian DIP Collateral Agent shall have the right to exchange certificates, instruments or securities representing or evidencing any Pledged Collateral for certificates, instruments or securities of smaller or larger denominations. If the Canadian DIP Collateral Agent so requests, any endorsement on any certificate representing any of the Pledged Collateral will also be guaranteed by a Canadian or United States bank or other financial institution acceptable to the Canadian DIP Collateral Agent.

4. ATTACHMENT; NO OBLIGATION TO ADVANCE. Each of the Pledgors confirms that value has been given by the Canadian DIP Collateral Agent and the other Credit Providers to such Pledgor, that such Pledgor has rights in its Pledged Collateral existing at the date of this Agreement, and the Canadian DIP Collateral Agent and the other Credit Providers have not agreed to postpone the time for attachment of the Liens created by this Agreement to any of the Pledged Collateral of such Pledgor. The Liens created by this Agreement relative to the Pledged Collateral of each Pledgor will have effect and be deemed to be effective whether or not the Liabilities of such Pledgor or any part thereof are owing or in existence before or after or upon the date of this Agreement or the date of any Supplement, as the case may be. The execution and delivery of this Agreement or any Supplement by any Pledgor shall not oblige the Credit Providers to make any financial accommodation available to Philip or any of its Subsidiaries.

5. REPRESENTATIONS AND WARRANTIES. Each of the Pledgors represents and warrants with respect to itself that:

      (a) Title; No Other Security Interests. Except for (i) the Liens created by this Agreement, and (ii) any other Liens expressly permitted under the Secured Credit Documents, such Pledgor is the exclusive legal and beneficial owner of, and has good title to, the Pledged Collateral of such Pledgor free and clear of any Liens. No security agreement, financing statement or other notice with respect to any or all of the Pledged Collateral of such Pledgor is on file or on record in any public office, except for filings in favour of the Canadian DIP Collateral Agent or any holder of a Permitted Lien.

      (b) Authority. Subject to the entry by the US Bankruptcy Court of the US Interim Order and the entry by the Canadian Court of the Canadian Approvals, as applicable, each Pledgor has the power and authority to execute, deliver and perform the terms and provisions of this Agreement and, upon the entry by the US Bankruptcy Court of the US Interim Order and the entry by the Canadian Court of the Canadian Approvals, as applicable, has taken all necessary Company action to authorize the execution, delivery and performance by it of this Agreement.

      (c) Consents. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except the entry of the Orders) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by any Pledgor of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement.

      (d) Execution and Delivery; Enforceability. Upon the entry by the US Bankruptcy Court of the US Interim Order and the entry by the Canadian Court of the Canadian Approvals, each Pledgor has duly executed and delivered this Agreement, and this Agreement will be the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms and the Orders.

      (e) Percentage of Issued Securities. The Pledged Securities of such Pledgor listed in Schedule A hereto constitute at the date of this Agreement the percentage specified in Schedule A hereto of the issued and outstanding Securities of each of the applicable Issuers listed in such Schedule.

6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations, warranties and covenants made by each of the Pledgors in this Agreement are material, will be considered to have been relied on by each of the Credit Providers and will survive the execution and delivery of this Agreement, the execution and delivery of any Supplement and any investigation made at any time by or on behalf of any one or more of the Credit Providers and any disposition or payment of the Liabilities of such Pledgor until repayment and performance in full of the Liabilities of such Pledgor and termination of all rights of each Person that, if exercised, would result in the existence of Liabilities of such Pledgor.

7. COVENANTS. Each of the Pledgors severally (and not jointly or jointly and severally) covenants and agrees that such Pledgor:

      (a) Further Documentation. Will from time to time, at the expense of such Pledgor, promptly and duly authorize, execute and deliver such further instruments and documents, and take such further action, as the Canadian DIP Collateral Agent may request for the purpose of obtaining or preserving the full benefits of, and the rights and powers granted by, this Agreement (including the filing of any financing statements or financing change statements under any applicable law with respect to the Liens created by this Agreement). Such Pledgor acknowledges that this Agreement has been prepared based on existing applicable laws and that a change in such laws, or the laws of other jurisdictions, may require the execution and delivery of different forms of security documentation. Accordingly, such Pledgor agrees that the Canadian DIP Collateral Agent will have the right to require that this Agreement be amended, supplemented or replaced by such Pledgor, and that such Pledgor will immediately on request by the Canadian DIP Collateral Agent authorize, execute and deliver any such amendment, supplement or replacement (i) to reflect any changes in such laws, whether arising as a result of statutory amendments, court decisions or otherwise,
           (ii) to facilitate the creation and registration of appropriate security in all appropriate jurisdictions, or (iii) if such Pledgor merges or amalgamates with any other Person or enters into any corporate reorganization, in each case in order to confer on the Canadian DIP Collateral Agent Liens similar to, and having the same effect and priority as, the Liens created by this Agreement.

      (b) Payment of Expenses; Indemnification. Will pay on demand, and will indemnify and save each of the Credit Providers harmless from, any and all liabilities, costs and expenses (including legal fees and expenses and any sales, goods and services, harmonized sales and goods and services or other similar taxes payable to any governmental authority with respect to any such liabilities, costs and expenses)
           (i) incurred by the Canadian DIP Collateral Agent in the preparation, registration, administration or enforcement against such Pledgor of this Agreement, or (ii) incurred by the Canadian DIP Collateral Agent in performing or observing any of the other covenants of such Pledgor under this Agreement.

      (c) Limitations on Other Liens. Will not create, incur or permit to exist, and will defend the Pledged Collateral of such Pledgor against, and will take such other action as is necessary to remove, any and all Liens on and claims in respect of the Pledged Collateral of such Pledgor other than the Liens created by this Agreement or as otherwise expressly permitted pursuant to the provisions of the Secured Credit Documents, and will defend the right, title and interest of the Canadian DIP Collateral Agent in and to the Pledged Collateral of such Pledgor against the claims and demands of all Persons.

      (d) Limitations on Dispositions of Pledged Collateral. Will not sell or otherwise dispose of any of the Pledged Collateral of such Pledgor except to the extent that such sale or other disposition is permitted pursuant to the provisions of the Secured Credit Documents and then only subject to and in compliance with the applicable provisions of the Secured Credit Documents.

      (e) Notices. Will advise the Canadian DIP Collateral Agent promptly, in reasonable detail, of (i) any Lien (other than the Liens created by this Agreement and any Liens expressly permitted pursuant to the provisions of the Secured Credit Documents) on, or claim asserted against, any of the Pledged Collateral of such Pledgor, (ii) any change in the location of the principal place of business or chief executive office of such Pledgor, (iii) any change in the name of such Pledgor, and (iv) any merger or amalgamation of such Pledgor with any other Person, and will not effect or permit any of the changes referred to in clauses
           (ii), (iii) or (iv) above unless all filings have been made and all other actions taken that are required in order for the Canadian DIP Collateral Agent for the benefit of the Credit Providers to continue at all times following such change to have a valid and perfected Lien in respect of all of the Pledged Collateral of such Pledgor.

      (f) Pledge Deliveries and Confirmations. Will deliver to the Canadian DIP Collateral Agent under this Agreement immediately upon acquisition thereof by such Pledgor:

                (i) any and all additional Securities of each wholly-owned Issuer acquired (directly or indirectly) by such Pledgor after the date of this Agreement;

               (ii) any and all Securities of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a wholly-owned Subsidiary of such Pledgor and which Securities are owned or held by such Pledgor;

              (iii) any and all instruments or other evidences of additional indebtedness from time to time after the date of this Agreement which are owed to such Pledgor by any Obligor; and

               (iv) any and all instruments or other evidences of additional indebtedness from time to time after the date of this Agreement owed to such Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a wholly-owned Subsidiary of such Pledgor.

           Such Pledgor agrees that it will, upon obtaining any additional Securities or instruments or other evidences of additional indebtedness referred to above, promptly (and in any event within 10 Business Days following the end of the calendar month in which the same were obtained) deliver to the Canadian DIP Collateral Agent a pledge confirmation (a "PLEDGE CONFIRMATION"), duly executed by such Pledgor, substantially in the form of Schedule B to this Agreement with respect to the additional Pledged Securities pledged by such Pledgor under this Agreement. Each Pledgor authorizes the Canadian DIP Collateral Agent to attach each Pledge Confirmation delivered to the Canadian DIP Collateral Agent by such Pledgor to this Agreement and agrees that for greater certainty all Pledged Securities listed on any Pledge Confirmation delivered to the Canadian DIP Collateral Agent by such Pledgor shall be considered for all purposes of this Agreement to be Pledged Collateral of such Pledgor, provided however, that the failure of any Pledgor to execute and deliver a Pledge Confirmation with respect to any additional Pledged Securities of such Pledgor shall not impair the Lien of the Canadian DIP Collateral Agent in such additional Pledged Securities or otherwise adversely affect the rights and remedies of the Canadian DIP Collateral Agent under this Agreement with respect to such additional Pledged Securities.

8. VOTING RIGHTS. Unless an Event of Default has occurred and is continuing, each Pledgor will be entitled to exercise all voting power from time to time exercisable in respect of the Pledged Collateral of such Pledgor and give consents, waivers and ratifications in respect thereof; provided, however, that no vote will be cast or consent, waiver or ratification given or action taken which would be prejudicial to the interests of the Credit Providers or which would have the effect of reducing the value of the Pledged Collateral of such Pledgor as security for the Liabilities of such Pledgor or imposing any restriction on the transferability of any of the Pledged Collateral of such Pledgor. Unless an Event of Default has occurred and is continuing, the Canadian DIP Collateral Agent shall, from time to time at the request and expense of any Pledgor, execute, in respect of all Pledged Securities of such Pledgor that are registered in the name of the Canadian DIP Collateral Agent, valid proxies appointing such Pledgor as its proxy to attend, vote and act for and on behalf of the Canadian DIP Collateral Agent at any and all meetings of each Issuer of Pledged Securities of such Pledgor that are registered in the name of the Canadian DIP Collateral Agent and to execute and deliver, consent to or approve or disapprove of or withhold consent to any resolutions in writing of shareholders of each such Issuer for and on behalf of the Canadian DIP Collateral Agent. Immediately upon the occurrence and during the continuance of any Event of Default, all such rights of each Pledgor to vote and give consents, waivers and ratifications will cease and the Canadian DIP Collateral Agent or any nominee of the Canadian DIP Collateral Agent will be entitled to exercise all such voting rights and to give all such consents, waivers and ratifications.

9. DIVIDENDS; INTEREST. Unless an Event of Default has occurred and is continuing, each Pledgor will be entitled to receive any and all cash dividends, interest, principal payments and other forms of cash distribution on the Pledged Collateral of such Pledgor which it is otherwise entitled to receive, but any and all stock and/or liquidating dividends, distributions of property, returns of capital or other distributions made on or in respect of the Pledged Collateral of such Pledgor, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any Issuer or received in exchange for the Pledged Collateral of such Pledgor or any part thereof or as a result of any amalgamation, merger, consolidation, acquisition or other exchange of property to which any Issuer may be a party or otherwise, and any and all cash and other property received in exchange for any Pledged Collateral of such Pledgor, will be and become part of the Pledged Collateral of such Pledgor subject to the Liens created by this Agreement and, if received by such Pledgor, unless otherwise applied by such Pledgor in a manner expressly permitted by the Canadian DIP Collateral Agent, will immediately be delivered to the Canadian DIP Collateral Agent or its nominee (accompanied, if appropriate, by proper and duly executed instruments of assignment or transfer in accordance with the Canadian DIP Collateral Agent's instructions) to be held subject to the terms of this Agreement; and if any of the Pledged Collateral of any such Pledgor has been registered in the name of the Canadian DIP Collateral Agent or its nominee, the Canadian DIP Collateral Agent will execute and deliver (or cause to be executed and delivered) to such Pledgor all such dividend orders and other instruments as such Pledgor may request for the purpose of enabling such Pledgor to receive the dividends or other payments which such Pledgor is authorized to receive and retain pursuant to this Section. If an Event of Default has occurred and is continuing, all rights of each Pledgor pursuant to this Section will cease and the Canadian DIP Collateral Agent will have the sole and exclusive right and authority to receive and retain the cash dividends, interest, principal payments and other forms of cash distribution which such Pledgor would otherwise be authorized to retain pursuant to this Section. Any money and other property paid over to or received by the Canadian DIP Collateral Agent pursuant to the provisions of this Section will be retained by the Canadian DIP Collateral Agent as additional Pledged Collateral of the applicable Pledgor and be applied in accordance with the provisions of this Agreement.

10. RIGHTS ON DEFAULT. If any Event of Default shall have occurred and be continuing, then and in every such case the security constituted by this Agreement relative to each Pledgor shall become enforceable and, to the extent any such action is not inconsistent with the Orders and Section 9 of the DIP Credit Agreement, the Canadian DIP Collateral Agent, in addition to any rights now or hereafter existing under applicable law, and without application to or order of the Bankruptcy Courts, may, personally or by agent, at such time or times as the Canadian DIP Collateral Agent in its discretion may determine, do any one or more of the following:

      (a) Rights under PPSA, etc. Exercise against such Pledgor and any or all of the Pledged Collateral of such Pledgor all of the rights and remedies granted to secured parties under the PPSA and any other applicable statute, or otherwise available to the Canadian DIP Collateral Agent by contract, under statute, at law or in equity.

      (b) Dispose of Pledged Collateral. Realize on any or all of the Pledged Collateral of such Pledgor and sell, lease, assign, give options to purchase, or otherwise dispose of and deliver any or all of the Pledged Collateral of such Pledgor (or contract to do any of the above), in one or more parcels at any public or private sale, at any exchange, broker's board or office of the Canadian DIP Collateral Agent or elsewhere, on such terms and conditions as the Canadian DIP Collateral Agent may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery.

      (c) Court-Approved Disposition of Pledged Collateral. Obtain from any court of competent jurisdiction an order for the sale or foreclosure of any or all of the Pledged Collateral of such Pledgor.

      (d) Purchase by Credit Providers. At any public sale, and to the extent permitted by law on any private sale, bid for and purchase, or permit any Credit Provider to bid for or purchase, any or all of the Pledged Collateral of such Pledgor offered for sale and, upon compliance with the terms of such sale, hold, retain, sell or otherwise dispose of such Pledged Collateral without any further accountability to such Pledgor or any other Person with respect to such holding, retention, sale or other disposition, except as required by law. In any such sale to the Canadian DIP Collateral Agent, the Canadian DIP Collateral Agent may, for the purpose of making payment for all or any part of the Pledged Collateral of any Pledgor so purchased, use any claim for Liabilities of such Pledgor then due and payable to the Credit Providers as a credit against the purchase price.

      (e)  Collect Pledged Debt.  Notify the Obligors under any Pledged
           Debt of such Pledgor of the assignment of such Pledged Debt to the Canadian DIP Collateral Agent and direct such Obligors to make payment of all amounts due or to become due to such Pledgor in respect of such Pledged Debt directly to the Canadian DIP Collateral Agent and, upon such notification and at the expense of such Pledgor, enforce collection of any such Pledged Debt, and adjust, settle or compromise the amount or payment of such Pledged Debt, in such manner and to such extent as the Canadian DIP Collateral Agent deems appropriate in the circumstances.

      (f) Transfer of Pledged Collateral. Transfer all or part of the Pledged Collateral of such Pledgor into the name of the Canadian DIP Collateral Agent or its nominee, with or without disclosing that the Pledged Collateral of such Pledgor is subject to the Liens created by this Agreement.

      (g) Vote Pledged Collateral. Vote any or all of the Pledged Collateral of such Pledgor (whether or not transferred to the Canadian DIP Collateral Agent or its nominee) and give or withhold all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof.

      (h) Appoint Receiver. Appoint by instrument in writing one or more Receivers of any or all of the Pledged Collateral of such Pledgor with such rights, powers and authority (including any or all of the rights, powers and authority of the Canadian DIP Collateral Agent under this Agreement) as may be provided for in the instrument of appointment or any supplemental instrument, and remove and replace any such Receiver from time to time. To the extent permitted by applicable law, any Receiver appointed by the Canadian DIP Collateral Agent will (for purposes relating to responsibility for the Receiver's acts or omissions) be considered to be the agent of such Pledgor and not of the Canadian DIP Collateral Agent or the Credit Providers.

      (i) Court-Appointed Receiver. Obtain from any court of competent jurisdiction an order for the appointment of a Receiver of any or all of the Pledged Collateral of such Pledgor.

      (j) Exercise Other Rights. Exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral of such Pledgor as if it were the absolute owner thereof, including the right to exchange at its discretion any and all of the Pledged Collateral of such Pledgor upon the amalgamation, merger, consolidation, reorganization, recapitalization or other readjustment of any Issuer or upon the exercise by any Issuer or the Canadian DIP Collateral Agent of any right, privilege or option pertaining to any of the Pledged Collateral of such Pledgor, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral of such Pledgor with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by the Canadian DIP Collateral Agent.

The Canadian DIP Collateral Agent may exercise any or all of the foregoing rights and remedies without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except as required by applicable law) to or on such Pledgor or any other Person, and such Pledgor waives each such demand, presentment, protest, advertisement and notice to the extent permitted by applicable law. None of the above rights or remedies will be exclusive of or dependent on or merge in any other right or remedy against such Pledgor or any other Pledgor, and one or more of such rights and remedies may be exercised independently or in combination from time to time whether against such Pledgor or against such Pledgor and any or all other Pledgors. Without prejudice to the ability of the Canadian DIP Collateral Agent to dispose of the Pledged Collateral of such Pledgor in any manner which is commercially reasonable, each Pledgor acknowledges that a disposition of Pledged Collateral of such Pledgor by the Canadian DIP Collateral Agent which takes place substantially in accordance with the following provisions will be deemed to be commercially reasonable:

        (i) Pledged Collateral of such Pledgor may be disposed of in whole or in part;

       (ii) Pledged Collateral of such Pledgor may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

      (iii) any purchaser of Pledged Collateral of such Pledgor may be a customer of any of the Credit Providers;

       (iv) a sale or other disposition of Pledged Collateral of such Pledgor may be on such terms and conditions as to credit or otherwise as the Canadian DIP Collateral Agent, in its sole discretion, may deem advantageous; and

        (v) the Canadian DIP Collateral Agent may establish an upset or reserve bid or price in respect of Pledged Collateral of such Pledgor.

11. SALE OF SECURITIES. The Canadian DIP Collateral Agent is authorized, in connection with any offer or sale of any Pledged Collateral of a Pledgor, to comply with any limitation or restriction as it may be advised by counsel is necessary to comply with applicable law, including compliance with procedures that may restrict the number of prospective bidders and purchasers, requiring that prospective bidders and purchasers have certain qualifications, and restricting prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Pledged Collateral of such Pledgor. Each Pledgor further agrees that compliance with any such limitation or restriction will not result in a sale of the Pledged Collateral of such Pledgor being considered or deemed not to have been made in a commercially reasonable manner, and neither the Canadian DIP Collateral Agent or any Credit Provider will be liable or accountable to such Pledgor for any reasonable discount allowed by reason of the fact that such Pledged Collateral of such Pledgor is sold in compliance with any such limitation or restriction.

12. APPLICATION OF PROCEEDS. All Proceeds of Pledged Collateral of a Pledgor received by the Canadian DIP Collateral Agent shall be applied in accordance with, and in the manner set forth in, the Orders.

13. CONTINUING LIABILITY OF PLEDGORS. Each of the Pledgors will remain liable for any Liabilities of such Pledgor that are outstanding following realization of all or any part of the Pledged Collateral of such Pledgor and the application of the Proceeds of such Pledged Collateral.

14. CANADIAN DIP COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. Each Pledgor hereby absolutely and irrevocably constitutes and appoints the Canadian DIP Collateral Agent as such Pledgor's true and lawful agent and attorney-in-fact, with full power of substitution after the occurrence of and during the continuation of an Event of Default (in the name of such Pledgor):
(a) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for monies due or to become due to such Pledgor under or arising out of the Collateral of such Pledgor, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Canadian DIP Collateral Agent may reasonably deem to be necessary or advisable to protect the interests of the Credit Providers; (b) to execute and do all such assurances, acts and things which such Pledgor is required to do but has failed to do under the covenants and provisions contained in this Agreement; (c) to take any and all such action as the Canadian DIP Collateral Agent or any of its sub-agents, nominees or attorneys may, in their sole and absolute discretion, reasonably determine as necessary or advisable for the purpose of maintaining, preserving or protecting the Security Interests constituted by this Agreement or any of the rights, remedies, powers or privileges of the Canadian DIP Collateral Agent by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement, instrument or act as the Canadian DIP Collateral Agent may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. Each Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Canadian DIP Collateral Agent or any of the Canadian DIP Collateral Agent's sub-agents, nominees or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Canadian DIP Collateral Agent pursuant to this Section, which power of attorney, being given for security, is coupled with an interest and is irrevocable.

15. PERFORMANCE BY CANADIAN DIP COLLATERAL AGENT OF PLEDGORS' OBLIGATIONS. If any Pledgor fails to perform or comply with any of the obligations of such Pledgor under this Agreement, the Canadian DIP Collateral Agent may, but need not, perform or otherwise cause the performance or compliance of such obligation, provided that such performance or compliance will not constitute a waiver, remedy or satisfaction of such failure. The expenses of the Canadian DIP Collateral Agent incurred in connection with any such performance or compliance will be payable by such Pledgor to the Canadian DIP Collateral Agent immediately on demand, and until paid, any such expenses will form part of the Liabilities of such Pledgor and will be secured by the Liens created by this Agreement over the Pledged Collateral of such Pledgor.

16. INTEREST. If any amount payable by a Pledgor to the Canadian DIP Collateral Agent or any other Credit Provider under this Agreement is not paid when due, to the extent that the DIP Credit Agreement does not provide for interest on such unpaid amount, such Pledgor will pay to the Canadian DIP Collateral Agent or such other Credit Provider, as the case may be, to the extent permitted by law, immediately on demand, interest on such amount from the date due until paid, at a nominal rate per annum equal at all times to the Base Rate in effect from time to time plus 2 %, which rate per annum will change automatically without notice to such Pledgor as and when the Base Rate changes. All amounts payable by any Pledgor to the Canadian DIP Collateral Agent or any other Credit Provider under this Agreement, and all interest on all such amounts, will form part of the Liabilities of such Pledgor and will be secured by the Liens created by this Agreement over the Pledged Collateral of such Pledgor.

17. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction or against any Pledgor will, as to that jurisdiction and such Pledgor, be ineffective to the extent of such prohibition or unenforceability and will be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction or against any other Pledgor.

18. RIGHTS OF CANADIAN DIP COLLATERAL AGENT; LIMITATIONS ON CREDIT PROVIDERS' OBLIGATIONS. None of the Canadian DIP Collateral Agent, any other Credit Provider, any Receiver or any agent of any of the foregoing (including, in Alberta or British Columbia, any sheriff) (i) will be liable to any Pledgor or any other Person for any failure or delay in exercising any of its rights under this Agreement (including any failure to take possession of, collect, sell, lease or otherwise dispose of any Pledged Collateral of such Pledgor, or to preserve rights against prior parties); (ii) is required to take, or will have any liability for any failure to take or delay in taking, any steps necessary or advisable to preserve rights against other Persons under any Pledged Collateral of any Pledgor in its possession; or (iii) will be liable for any, and each Pledgor will bear the full risk of all, loss or damage to any and all of the Pledged Collateral of such Pledgor (including any Pledged Collateral of such Pledgor in the possession of any such Person) caused for any reason other than the gross negligence or willful misconduct of such Person.

19. DEALINGS BY CANADIAN DIP COLLATERAL AGENT. The Canadian DIP Collateral Agent will not be obliged to exhaust its recourse against any Pledgor or any other Person or against any other security it may hold in respect of the Liabilities of any Pledgor before realizing upon or otherwise dealing with the Pledged Collateral of such Pledgor in such manner as the Canadian DIP Collateral Agent may consider desirable. The Canadian DIP Collateral Agent or the Credit Providers may grant extensions of time and other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with each Pledgor and any other

Person, and with any or all of the Pledged Collateral of each Pledgor, and with other security and sureties, as the Canadian DIP Collateral Agent and the Credit Providers may see fit, all without prejudice to the Liabilities of any Pledgor or to the rights and remedies of the Canadian DIP Collateral Agent under this Agreement. The powers conferred on the Canadian DIP Collateral Agent under this Agreement are solely to protect the interests of the Canadian DIP Collateral Agent and the Credit Providers in the Pledged Collateral of each of the Pledgors and will not impose any duty upon the Canadian DIP Collateral Agent to exercise any such powers.

20. COMMUNICATION. All notices and other communications given under or with respect to this Agreement will be in writing and may be sent by facsimile, mailed or delivered to the Canadian DIP Collateral Agent at its address Canadian Imperial Bank of Commerce, 161 Bay Street, 8th Floor, BCE Place, Toronto, Ontario, M5J 2S8, (facsimile (416) 956-3830) for the attention of the Manager-Agency, or to any Pledgor care of Philip at 100 King Street West, P.O. Box 2440 LCD 1, Hamilton, Ontario, L8N 4J6 (facsimile (905) 521-9160)) attention General Counsel or, as to any such Person, at such other address or facsimile number as may be designated by such Person in a notice to the others given as required hereby. Except as otherwise provided in this Agreement, all such communications will be deemed to have been duly given when (a) transmitted by facsimile if transmitted prior to 4:00 p.m. (local time at the place of delivery) on a Business Day and otherwise on the Business Day following transmission, (b) personally delivered or (c) in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

21. RELEASE OF INFORMATION. Each of the Pledgors authorizes the Canadian DIP Collateral Agent to provide a copy of this Agreement and such other information as may be requested of the Canadian DIP Collateral Agent by any Credit Provider and by any other Persons entitled thereto pursuant to any applicable law or court order, and otherwise with the consent of such Pledgor.

22. WAIVERS AND INDEMNITY. To the extent permitted by applicable law, each of the Pledgors unconditionally and irrevocably waives (i) all claims, damages and demands it may acquire against any Credit Provider arising out of the exercise by the Canadian DIP Collateral Agent or any Receiver of any rights or remedies under this Agreement or at law, and (ii) all of the rights, benefits and protections given by any present or future statute that imposes limitations on the rights, powers or remedies of a secured party or on the methods of, or procedures for, realization of security, including any "seize or sue" or "anti-deficiency" statute or any similar provision of any other statute. No Credit Provider will, by any act or delay, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. Neither the taking of any judgment nor the exercise of any power of seizure or sale will extinguish the liability of any Pledgor to pay the Liabilities of such Pledgor, nor will the same operate as a merger of any covenant contained in this Agreement or of any other liability, nor will the acceptance of any payment or other security constitute or create any novation. Each of the Pledgors severally (and not jointly or jointly and severally) agrees to indemnify the Canadian DIP Collateral Agent and the Credit Providers from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (except by reason of the gross negligence or wilful misconduct of such Person) which may be imposed on, incurred by, or asserted against the Canadian DIP Collateral Agent or any Credit Provider and arising by reason of any action (including any action referred to in this Agreement) or inaction or omission to do any act legally required by such Pledgor. These indemnifications will survive the satisfaction, release or extinguishment of the Liabilities of each Pledgor and the Liens created by this Agreement.

23. ADDITION OF PLEDGORS. Additional Persons may from time to time after the date of this Agreement become Pledgors under this Agreement by executing and delivering to the Canadian DIP Collateral Agent a supplemental agreement (a "SUPPLEMENT") to this Agreement in substantially the form attached as Schedule C to this Agreement. Effective from and after the date of the execution and delivery by any Person to the Canadian DIP Collateral Agent of a Supplement:

      (a) such Person shall be, and shall be deemed for all purposes to be, a Pledgor under this Agreement with the same force and effect, and subject to the same agreements, representations, indemnities, liabilities, obligations and Liens, as if such Person had been an original signatory to this Agreement as a Pledgor;

      (b) all Persons identified in such Supplement, or in any schedule or exhibit to such Supplement, as Issuers or Obligors shall be, and shall be deemed for all purposes to be, Issuers and Obligors as defined in this Agreement; and

      (c) all securities of any Issuers (including any Issuers referred to in clause (b) of this Section) and all indebtedness from any Obligors (including any Obligors referred to in clause (b) of this Section) identified in such Supplement, or in any schedule or exhibit to such Supplement, as Initially Pledged Collateral of any Person which becomes a Pledgor pursuant to such Supplement shall be, and shall be deemed for all purposes to be, Initially Pledged Collateral of such Pledgor as defined in this Agreement.

The execution and delivery of a Supplement by any additional Person shall not require the consent of any Pledgor and all of the Liabilities of each Pledgor under this Agreement, and all Liens granted by each Pledgor under this Agreement, shall remain in full force and effect notwithstanding the addition of any new Pledgor to this Agreement.

24. AMALGAMATION. If any Pledgor is a corporation, such Pledgor acknowledges that if it amalgamates or merges with any other corporation or corporations, then (i) the term "Pledgor", where used in this Agreement, will extend to and include the continuing corporation from such amalgamation or merger, (ii) the term "Liabilities", where used in this Agreement in connection with such Pledgor, will extend to and include the Liabilities of each of the amalgamating or merging corporations at the time of such amalgamation or merger and the Liabilities of the continuing corporation from such amalgamation or merger arising thereafter, and (iii) the Pledged Collateral of such Pledgor and the Liens created by this Agreement over the Pledged Collateral of such Pledgor will extend to and include all of the Pledged Collateral of each of the amalgamating or merging corporations at the time of such amalgamation or merger and to any and all Pledged Collateral of the continuing corporation from such amalgamation or merger thereafter owned or acquired.

25. RELEASE OF PLEDGOR. Promptly following any release of any Pledgor from all of its Liabilities (including any such release effected by the operation of an express provision of the Secured Credit Documents previously providing for the release of such Liabilities in specified circumstances), the Canadian DIP Collateral Agent, without affecting in any manner whatsoever any of the Liabilities of any other Pledgor or any of the Liens created by this Agreement over the Pledged Collateral of any other Pledgor, will release such Pledgor and the Pledged Collateral of such Pledgor then subject to the Liens created by this Agreement from this Agreement and from the Liens created by this Agreement. Upon such release, and at the request and expense of such Pledgor, the Canadian DIP Collateral Agent shall execute and deliver such releases, discharges, instruments and resolutions as such Pledgor may reasonably request.

26. ADDITIONAL SECURITY. This Agreement is in addition to, and not in substitution of, any and all other security documents previously or concurrently delivered by any Pledgor to the Canadian DIP Collateral Agent or to any Credit Provider, all of which other security documents shall remain in full force and effect.

27. SEVERAL AGREEMENT; ALTERATION OR WAIVER. No provision of this Agreement may be changed, waived, discharged or terminated except with the written consent of each Pledgor directly affected thereby and the written consent of the Canadian DIP Collateral Agent. This Agreement shall be construed as a separate agreement with respect to each Pledgor and, subject to the first sentence of this Section, may be amended, modified, supplemented, waived or released with respect to any Pledgor, or any representations, agreements, covenants, indemnities, Liabilities or Pledged Collateral of, or any Lien from, any Pledgor, without the approval of any other Pledgor and without affecting the liabilities or obligations of any other Pledgor under this Agreement. Any waiver will be effective only in the specific instance, and only for the specific purpose, in respect of which the waiver is given. No failure by any Credit Provider to exercise, and no delay in exercising, any right under this Agreement will operate as a waiver of any right, nor will any single or partial exercise of any right under this Agreement against any Pledgor preclude any other or further exercise of such right against such Pledgor, the exercise of such right against any other Pledgor or the exercise of any other right against such Pledgor or against any other Pledgor.

28. GOVERNING LAW; ATTORNMENT. This Agreement is a contract made under, and will for all purposes be governed by and interpreted and enforced according to, the laws of the Province of Ontario (including the laws of Canada applicable in such Province), excluding any conflict of laws rule or principle that might refer these matters to the laws of another jurisdiction, and without prejudice to or limitation of any other rights or remedies available to the Canadian DIP Collateral Agent or the Credit Providers under the laws of any other jurisdiction. Each of the Pledgors irrevocably submits to the jurisdiction of the courts of the Province of Ontario and to the Supreme Court of Canada without prejudice to the right of the Credit Providers to commence an action against such Pledgor in any other jurisdiction. Each of the Pledgors agrees that service of all writs, processes, statements, correspondence and summonses in any suit, action or proceeding brought against such Pledgor under or in respect of this Agreement in the Province of Ontario may be made upon such Pledgor at such Pledgor's address for notices as provided for in Section 20 of this Agreement, and each of the Pledgors irrevocably appoints Philip as such Pledgor's true and lawful attorney-in-fact in such Pledgor's name, place and stead to accept such service of any and all writs, processes, statements, correspondence and summonses, and agrees that the failure of Philip to give any notice thereof to such Pledgor shall not impair or affect the validity of such service or of any judgment based thereon. Each of the Pledgors further irrevocably consents to the service of any writs, processes, statements, correspondence and summonses in any suit, action or proceeding in such courts by the mailing thereof by registered or certified mail, postage prepaid to such Pledgor at such Pledgor's address for notice as provided for in Section 20 of this Agreement. Nothing in this Section shall be deemed to in any way limit the ability of the Canadian DIP Collateral Agent or any other Credit Provider to serve any such writs, processes, statements, correspondence or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any Pledgor in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Pledgors irrevocably waives any objection which it may now or in the future have based on lack of personal jurisdiction over such Pledgor or which it may have to the laying of venue of any such suit, action or proceeding brought in the courts of the Province of Ontario or the Supreme Court of Canada and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an improper venue or in an inconvenient forum.

29. WAIVER OF JURY TRIAL. Because disputes arising in connection with complex financial transactions of the nature provided for under this Agreement and the other Secured Credit Documents are most quickly and economically resolved by an experienced and expert person and the Pledgors and the Credit Providers wish applicable laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the Pledgors and the Credit Providers waive all right to trial by jury in any action, suit, or proceeding brought to resolve any dispute, whether in contract, tort, or otherwise, between any Pledgor and the Credit Providers arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement.

30. DELIVERY AND COMPLETENESS OF AGREEMENT. Upon this Agreement (or a Supplement as provided for in Section 23 hereof), bearing the signature of a Person claiming to have authority to bind a Pledgor, coming into the possession of the Canadian DIP Collateral Agent, and irrespective of whether this Agreement (or any such Supplement) has been executed by any other Pledgor, this Agreement (and such Supplement) will be deemed to be finally and irrevocably executed and delivered by, and be effective and binding on, and enforceable against, such Pledgor free from any promise or condition affecting or limiting the liabilities or obligations of such Pledgor under or in respect of this Agreement. No statement, representation, agreement or promise by any officer, employee or agent of any Credit Provider, unless expressly set forth in this Agreement, forms any part of this Agreement or has induced the making of this Agreement by any Pledgor or in any way affects any of the liabilities or obligations of any Pledgor under this Agreement. This Agreement constitutes the entire agreement between the Credit Providers and each of the Pledgors with respect to the subject matter of this Agreement and cancels and supersedes any prior understandings and agreements between the Credit Providers and each such Pledgor with respect to this Agreement (without affecting any other security previously or concurrently delivered by any Pledgor to the Credit Providers).

31. ENFORCEMENT BY CANADIAN DIP COLLATERAL AGENT. The Credit Providers agree that this Agreement and the security constituted by this Agreement may be enforced only by the action of the Canadian DIP Collateral Agent acting on behalf of the Credit Providers and that no other Credit Provider shall have any rights individually to seek to enforce or to enforce this Agreement or any of the security constituted by the Agreement, it being understood and agreed that such rights and remedies may be exercised by the Canadian DIP Collateral Agent for the benefit of the Credit Providers upon the terms of this Agreement.

32. INTERPRETATION. Unless otherwise expressly provided in this Agreement, if any matter in this Agreement is subject to the consent or approval of the Canadian DIP Collateral Agent or is to be acceptable to the Canadian DIP Collateral Agent, such consent, approval or determination of acceptability will be in the sole discretion of the Canadian DIP Collateral Agent. If any provision in this Agreement refers to any action taken or to be taken by any Pledgor, or which such Pledgor is prohibited from taking, such provision will be interpreted to include any and all means, direct or indirect, of taking, or not taking, such action. The division of this Agreement into sections and paragraphs, and the insertion of headings, is for convenience of reference only and will not affect the construction or interpretation of this Agreement. Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders. Any reference in this Agreement to "Section" means the relevant Section of this Agreement. When used in this Agreement , the word "including" or "includes" shall mean including or includes "without limitation". Any reference in this Agreement to something being permitted by the Secured Credit Documents is intended to be a reference to such thing being permitted by all of the Secured Credit Documents. In the event of any conflict between the provisions of this Agreement and the provisions (other than Section 13) of the DIP Credit Agreement, the provisions of the DIP Credit Agreement will prevail.

33. SUCCESSORS AND ASSIGNS. This Agreement will enure to the benefit of, and be binding on, each of the Pledgors and its successors and permitted assigns, and will enure to the benefit of, and be binding on, the Canadian DIP Collateral Agent and the other Credit Providers and their respective successors and assigns. No Pledgor may assign this Agreement, or any of its rights or obligations under this Agreement, without the prior written consent of the Canadian DIP Collateral Agent.

34. ACKNOWLEDGMENT OF RECEIPT/WAIVER. Each of the Pledgors acknowledges receipt of an executed copy of this Agreement and, to the extent permitted by applicable law, waives the right to receive a copy of any financing statement, financing change statement or verification statement registered or issued in connection with this Agreement.

35. COUNTERPARTS AND FACSIMILE. This Agreement may be executed in counterparts. Each executed counterpart shall be deemed to be an original and all counterparts taken together shall constitute one and the same Agreement. Delivery of an executed signature page to this Agreement by any Pledgor by facsimile transmission shall be as effective as delivery of a manually executed copy of this Agreement by such Pledgor.

36. LANGUAGE. The parties to this Agreement expressly request and require that this Agreement and all related documents be drafted in English. Les parties aux presentes conviennent et exigent que cette Convention et tous les documents qui s'y rattachent soient rediges en Anglais.


     IN WITNESS OF WHICH each of the undersigned has executed this agreement as of the date shown on the first page of this Agreement.

                                    CANADIAN IMPERIAL BANK OF COMMERCE, as
                                    Canadian DIP Collateral Agent

                                    by:___________________________________
                                       name:
                                       title:

                                    PHILIP SERVICES CORP.

                                    PHILIP ENTERPRISES INC./LES ENTREPRISES
                                    PHILIP INC.

                                    PHILIP ANALYTICAL SERVICES CORPORATION

                                    PHILIP ENVIRONMENTAL (ATLANTIC) LIMITED

                                    PHILIP ENVIRONMENTAL (ELMIRA) INC.

                                    PHILIP ENVIRONMENTAL SERVICES LIMITED

                                    PHILIP INVESTMENT CORP.

                                    PSC/IML ACQUISITION CORP.

                                    RECYCLAGE D'ALUMINIUM QUEBEC INC./QUEBEC
                                    ALUMINIUM RECYCLING INC.

                                    1195613 ONTARIO INC.

                                    1233793 ONTARIO INC.

                                    842578 ONTARIO LIMITED

                                    ALLWASTE OF CANADA LTD.

                                    CALIGO RECLAMATION LTD.

                                    ALLIES STAFFING LTD.

                                    SERVTECH CANADA, INC.

                                    ST DELTA CANADA, INC.

                                    PHILIP INTERNATIONAL DEVELOPMENT INC.

                                    PHILIP SERVICES INDUSTRIAIS DO BRAZIL LTDA

                                    2766906 CANADA INC.

                                    721646 ALBERTA LTD.

                                    800151 ONTARIO INC.

                                    912613 ONTARIO LTD.

                                    PHILIP PLASMA METALS INC.

                                    CALIGO PARTNERSHIP
                                    BY ITS PARTNER ALLWASTE OF CANADA LTD.

                                    DELSAN DEMOLITION LIMITED

                                    NORTRU, LTD.

                                    SERV-TECH EUROPE GMBH

                                    P.S.P.E. SERVICOS PRESTADOS AS EMPRESAS
                                    UNIPESSOAL LIMITADA

                                    SABLIX INC.

                                    P.S.C. PHILIP SERVICES IBERICA, S.L.

                                    2842-7979 QUEBEC INC.


                                    in each case by:



                                    ________________________________________
                                    ____________________
                                    Authorized Signatory

                                 SCHEDULE A TO
                 CANADIAN SECURITIES AND DEBT PLEDGE AGREEMENT



                                                              % of Issued and
                                                            Oustanding Securities
       Pledgor                       Issuers                      of Issuer
=====================  ==================================== =====================
Philip Services Corp.  Arc Dust Processing (Barbados)                100%
                       Limited
                       Luntz Corporation                             100%
                       Philip Enterprises Inc./Les                   100%
                       Entreprises Philip Inc.
                       Phencorp Reinsurance Company Inc.             100%
                       Philip Analytical Services                    100%
                       Corporation
                       Philip Environmental (Atlantic)               100%
                       Limited
                       Philip Environmental (Elmira) Inc.            100%
                       Philip Environmental Services                 100%
                       Limited
                       Philip International Development              100%
                       Inc.
                       Philip Investment Corp.                       100%
                       PSC/IML Acquisition Corp.                     100%
                       Recylage d'Aluminium Quebec                   100%
                       Inc./Quebec Aluminum Recycling Inc.
                       Cecatur Holdings                              100%
                       Allwaste of Canada Ltd.                       100%
                       2766906 Canada Ltd.                           100%
                       721646 Alberta Ltd.                           100%
Philip Enterprises     Phencorp International Finance, Inc.          100%
Inc./Les Entreprises   Phencorp International B.V.                   100%
Philip.                Philip Services (Europe) Limited              100%
                       1195613 Ontario Inc.                          100%
                       1233793 Ontario Inc.                          100%
                       842578 Ontario Limited                        100%
                       Philip Services (Delaware), Inc.              100%
                       --------------------------------      --------------------



                                                            % of Issued and
                                                          Oustanding Securities
          Pledgor                     Issuers                  of Issuer
===========================  =========================  =======================
                             Luntz Corporation                    100%
                             2842-7979 Quebec Inc.                100%
                             800151 Ontario Inc.                  100%
                             912613 Ontario Ltd.                  100%
                             Philip Plasma Metals Inc.            100%
Philip Analytical Services
Corporation
Philip Environmental
(Atlantic) Limited
Philip Environmental
(Elmira) Inc.
Philip Environmental
Services Limited             Delsan Demolition Limited            100%
Philip Investment Corp.
PSC/IML Acquisition Corp.
Recyclage d'Aluminium
Quebec Inc./Quebec
Aluminum Recycling Inc.
1195613 Ontario Inc.
1233793 Ontario Inc.
842578 Ontario Limited
Allwaste of Canada Ltd.      Caligo Reclamation Ltd.              100%
Caligo Reclamation Ltd.
Allies Staffing Ltd.
ServTech Canada, Inc.        ST Delta Canada, Inc.                100%
ST Delta Canada, Inc.
Philip Services
Industriais do Brazil Ltda
2766906 Canada Inc.
721646 Alberta Ltd.
800151 Ontario Inc.
912613 Ontario Ltd.

                                                          % of Issued and
                                                        Oustanding Securities
          Pledgor                     Issuers                 of Issuer
============================  =======================   =====================
Philip Plasma Metals Inc.
Caligo Partnership
Delsan Demolition Limited
Nortru, Ltd.
Serv-Tech Europe GmbH         Refinery Maintenance                        100%
                              International Limited
P.S.P.E. Servicos Prestados
As Empresas Unipessoal
Limitada
P.S.C. Philip Services
Iberica, S.L.
Sablix Inc.

                                 SCHEDULE B TO
                 CANADIAN SECURITIES AND DEBT PLEDGE AGREEMENT
                FROM PHILIP SERVICES CORP. AND ITS SUBSIDIARIES

                            PLEDGE CONFIRMATION NO.
                                       TO
                 CANADIAN SECURITIES AND DEBT PLEDGE AGREEMENT

     This Pledge Confirmation is made as of                     by
(the "PLEDGOR") in favour of Canadian Imperial Bank of Commerce, as Canadian DIP Collateral Agent.

WHEREAS:

A. Reference is made to the Canadian Securities and Debt Pledge Agreement (the "SECURITIES PLEDGE AGREEMENT") dated as of June , 1999 from the Pledgor and certain other Persons in favour of the Canadian DIP Collateral Agent for the benefit of the Credit Providers.

B. Capitalized terms used but not otherwise defined in this Pledge Confirmation have the respective meanings given to such terms in the Securities Pledge Agreement including the definitions of terms incorporated in the Securities Pledge Agreement by reference to other agreements.

C. Subsection 7(f) of the Securities Pledge Agreement provides for the delivery of Pledge Confirmations from time to time by Pledgors with respect to additional Pledged Securities of such Pledgors.


     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged by the Pledgor, the Pledgor covenants and agrees with the Canadian DIP Collateral Agent for the benefit of the Credit Providers as follows:

     1. This Pledge Confirmation is being delivered to the Canadian DIP Collateral Agent pursuant to subsection 7(f) of, and may be attached by the Canadian DIP Collateral Agent to, the Securities Pledge Agreement.

     2. For greater certainty, the Pledged Securities listed on this Pledge Confirmation are part of, and shall be deemed for all purposes to form part of, the Pledged Collateral of the Pledgor and shall secure the Liabilities of the Pledgor.

     3. This Pledge Confirmation is a contract made under, and will for all purposes be governed by and interpreted and enforced according to, the laws of the Province of Ontario (and the laws of Canada applicable in such Province) excluding any conflict of laws rule or principle which might refer these matters to the laws of another jurisdiction.


     IN WITNESS OF WHICH this Pledge Confirmation has been duly executed and delivered by the Pledgor as of the date shown on the first page of this Pledge Confirmation.


                                        (name of Pledgor)


                                         by: _______________________________
                                             name:
                                             title:

EXHIBIT 1 TO PLEDGE CONFIRMATION NO.    TO SECURITIES AND DEBT PLEDGE AGREEMENT
-------------------------------------------------------------------------------


                                                   % of Issued and Outstanding
Pledgor  Issuers   Additional Pledged Security         Securities of Issuer

                                 SCHEDULE C TO
                 CANADIAN SECURITIES AND DEBT PLEDGE AGREEMENT
                FROM PHILIP SERVICES CORP. AND ITS SUBSIDIARIES

                                 SUPPLEMENT NO.
                                       TO
                 CANADIAN SECURITIES AND DEBT PLEDGE AGREEMENT

     This Supplement is made as of                   ,        in favour of
Canadian Imperial Bank of Commerce as Canadian DIP Collateral Agent.

WHEREAS:

A. Reference is made to the Canadian Securities and Debt Pledge Agreement dated as of June , 1999 from PHILIP SERVICES CORP. and certain of its Subsidiaries in favour of the Canadian DIP Collateral Agent for the benefit of the Credit Providers (the "SECURITIES PLEDGE AGREEMENT").

B. Capitalized terms used but not otherwise defined in this Supplement have the respective meanings given to such terms in the Securities Pledge Agreement including the definitions of terms incorporated in the Securities Pledge Agreement by reference to other agreements.

C. Section 23 of the Securities Pledge Agreement provides that additional Persons may from time to time after the date of the Securities Pledge Agreement become Pledgors under the Securities Pledge Agreement by executing and delivering to the Canadian DIP Collateral Agent a supplemental agreement to the Securities Pledge Agreement in the form of this Supplement.

D. Each of the undersigned (each a "NEW PLEDGOR") is a Subsidiary of Philip and a condition to the Credit Providers continuing to make certain financial accommodation available to Philip is that each of the New Pledgors becomes a Pledgor under the Securities Pledge Agreement by executing and delivering this Supplement to the Canadian DIP Collateral Agent.


     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged by each of the New Pledgors, each of the New Pledgors severally (and not jointly or jointly and severally) covenants and agrees with the Canadian DIP Collateral Agent for the benefit of the Credit Providers as follows:

     1. Each of the New Pledgors has received a copy of, and has reviewed, the Securities Pledge Agreement and the other Secured Credit Documents in existence on the date of this Supplement and is executing and delivering this Supplement to the Canadian DIP Collateral Agent pursuant to Section 23 of the Securities Pledge Agreement.

     2. Effective from and after the date this Supplement is executed and delivered to the Canadian DIP Collateral Agent by any New Pledgor (and irrespective of whether this

Supplement or the Securities Pledge Agreement has been executed and delivered by any other Person):

      (a) such New Pledgor is, and shall be deemed for all purposes to be, a Pledgor under the Securities Pledge Agreement with the same force and effect, and subject to the same agreements, representations, indemnities, liabilities, obligations and Liens, as if such New Pledgor had been, effective as of the date of this Supplement, an original signatory to the Securities Pledge Agreement as a Pledgor;

      (b) each of the Persons identified in Exhibit 1 to this Supplement under the heading "Issuers" or "Obligors" shall be, and shall be deemed for all purposes to be, Issuers and Obligors as defined in the Securities Pledge Agreement; and

      (c) all securities of any Issuer and all indebtedness from any Obligor listed or described opposite the name of such New Pledgor under the heading "Initially Pledged Collateral" in Exhibit 1 to this Supplement shall be, and shall be deemed for all purposes to be, Initially Pledged Collateral of such New Pledgor as defined in the Securities Pledge Agreement.

In furtherance of the foregoing each New Pledgor severally (and not jointly or jointly and severally), as security for the payment and performance of the Liabilities (including the payment of any such Liabilities that would become due but for any automatic stay under the provisions of the Bankruptcy and Insolvency Act (Canada), the United States Bankruptcy Code or any analogous provisions of any other applicable law in Canada, the United States of America or any other jurisdiction) of such New Pledgor assigns and pledges to and in favour of the Canadian DIP Collateral Agent, and grants to the Canadian DIP Collateral Agent a continuing security interest in, the Pledged Collateral of such New Pledgor. Each reference to a Pledgor in the Securities Pledge Agreement shall be deemed to include each New Pledgor. The terms and provisions of the Securities Pledge Agreement are incorporated by reference in this Supplement.

     3. Each of the New Pledgors represents and warrants with respect to itself to the Canadian DIP Collateral Agent and the Credit Providers that (a) this Supplement has been duly authorized, executed and delivered by such New Pledgor and constitutes a legal, valid and binding obligation of such New Pledgor enforceable against such New Pledgor in accordance with its terms, and (b) each of the representations and warranties made or deemed to have been made by such New Pledgor under the Securities Pledge Agreement as a Pledgor are true and correct on the date of this Supplement.

     4. Upon this Supplement bearing the signature of any Person claiming to have authority to bind any New Pledgor coming into the possession of the Canadian DIP Collateral Agent, and irrespective of whether this Supplement or the Securities Pledge Agreement has been executed by any other Person, this Supplement and the Securities Pledge Agreement will be deemed to be finally and irrevocably executed and delivered by, and be effective and binding on, and enforceable against, such New Pledgor free from any promise or condition affecting or limiting the liabilities of such New Pledgor and such New Pledgor shall be, and shall be deemed for all purposes to be, a Pledgor under the Securities Pledge Agreement. No statement, representation, agreement or promise by any officer, employee or agent of any Credit Provider, unless expressly set forth in this Supplement forms any part of this Supplement or has induced any of the New Pledgors to enter into this Supplement and the Securities Pledge Agreement or in any way affects any of the agreements, obligations or liabilities of any New Pledgor under the Securities Pledge Agreement.

     5. This Supplement may be executed in counterparts. Each executed counterpart shall be deemed to be an original and all counterparts taken
together shall constitute one and the same Supplement.   Delivery of an
executed signature page to this Supplement by any of the New Pledgors by facsimile transmission shall be as effective as delivery of a manually executed copy of this Supplement by such New Pledgor.

     6. This Supplement is a contract made under, and will for all purposes be governed by and interpreted and enforced according to, the laws of the Province of Ontario (and the laws of Canada applicable in such Province) excluding any conflict of laws rule or principle which might refer these matters to the laws of another jurisdiction.

     7. This Supplement and the Securities Pledge Agreement shall be binding upon each of the New Pledgors and the successors of each of the New Pledgors. None of the New Pledgors shall assign its rights and obligations under this Supplement or the Securities Pledge Agreement or any interest in this Supplement or the Securities Pledge Agreement

 .

     IN WITNESS OF WHICH this Supplement has been duly executed and delivered by each of the undersigned as of the date shown on the first page of this Supplement.


                          [SIGNATURES OF NEW PLEDGORS]

   EXHIBIT 1 TO SUPPLEMENT NO.       TO SECURITIES AND DEBT PLEDGE AGREEMENT
   -------------------------------------------------------------------------


                                                % of Issued and Outstanding
Pledgor  Issuers  Initially Pledged Collateral     Securities of Issuer

                                                                       Exhibit J


                             Cash Collateral Order

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                               )
                                     )         Chapter 11
PHILIP SERVICES (DELAWARE),          )
  INC., et al.,                      )         Case No. 99-_____
                                     )         Through 99- _____ (____)
                   Debtors.          )
                                     )         Jointly Administered


                     STIPULATION AND ORDER AUTHORIZING AND
                     RESTRICTING USE OF CASH COLLATERAL AND
             GRANTING ADEQUATE PROTECTION OF CERTAIN SECURED CLAIMS

     This Stipulation and Order (the "Stipulation and Order") is made by and among Philip Services (Delaware), Inc. ("PSI"), Philip Services Corp. ("PSC", and together with PSI, the "Borrowers") and each of their affiliates that are Restricted Subsidiaries' (as defined in the Pre-Petition Credit Agreement (as defined below)) (the Restricted Subsidiaries, together with the Borrowers, the "Philip Entities")(2), and the lenders party to the Credit Agreement dated as of August 11, 1997, as amended from time to time through the Petition Date, as defined below (as

_______________

(1) Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Pre-Petition Credit Agreement (as defined below).

(2) This Stipulation and Order reflects the contractual agreement of each of the Philip Entities but does not reflect the consent to jurisdiction by any Philip Entity that is not otherwise subject to the jurisdiction of this Court. Furthermore, the rights and obligations of the Canadian Entities (as defined below) under this Stipulation and Order are expressly conditioned upon the court in the Canadian Cases (as defined below) authorizing the Canadian Entities to enter into this Stipulation and Order.

amended, the "Pre-Petition Credit Agreement") among the Borrowers, Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent (in such capacity, the "Pre-Petition Administrative Agent"), Bankers Trust Company ("BTCo"), as Syndication Agent, and CIBC and BTCo, as Co-Arrangers, (CIBC and BTCo collectively, the "Pre-Petition Agents"), the various lenders from time to time parties thereto (collectively, the "Pre-Petition Lenders"), and the holders of the Account Intermediary Receivable Liens (as defined below) and the Other Account Intermediary Liens (as defined below).

                    Findings of Fact and Conclusions of Law

THE COURT HEREBY FINDS:

     A. This Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157(b) and 1334. Consideration of this matter constitutes a core proceeding as defined in 28 U.S.C. Section 157(b)(2). The statutory predicates for the relief sought herein are Sections 105, 361, 362, 363 and 364 of title 11 of the United States Code (the "Bankruptcy Code") and Rule 4001(b), (c) and
(d) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"). Venue of the Chapter 11 Cases (as defined below) and the motion seeking approval of this Stipulation and Order in this District is proper pursuant to 28 U.S.C. Sections 1408 and 1409.

     B. On June 25, 1999 (the "Petition Date"), PSC and certain of its direct and indirect subsidiaries incorporated in the United States, including PSI (collectively, the "Debtors") filed petitions for relief (the "Chapter 11 Cases") pursuant to Chapter 11 of the Bankruptcy Code with the Clerk of the United States Bankruptcy Court for the District of Delaware (the "Court"). The Chapter 11 Cases have been consolidated for procedural purposes only. On June 25, 1999, PSC and certain direct and indirect subsidiaries of PSC incorporated in Canada (the "Canadian

Entities") filed insolvency proceedings in the Superior Court of Ontario (the "Canadian Court") under the Companies' Creditors Arrangement Act (the "CCAA"). The proceeding commenced under the CCAA is hereinafter referred to as the "Canadian Case" and, collectively with the Chapter 11 Cases, the "Cases").

     C. The Debtors have continued in the management and operation of their business and property as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee, examiner or creditors committee has been appointed in the Chapter 11 Cases, nor has any request for the appointment of a trustee or examiner been made.

     D. PSC and its direct and indirect subsidiaries are an integrated metals recovery and industrial services company which provides metals recovery and processing services, by-products recovery, and industrial outsourcing services to major industry sectors with over 230 locations in the United States, Canada and Europe. PSC's primary base of operations is in the United States. PSC is organized into two operating divisions, the Metals Services Group and the Industrial Services Group. The Metals Services Group is one of the largest ferrous scrap processors in North America and the United Kingdom and has approximately 2,000 employees. The Industrial Services Group is an integrated provider of by-products recovery and industrial outsourcing with a network of over 200 facilities and approximately 10,000 employees. For the year ended December 31, 1998, PSC had revenue of $2.0 billion.

     E. Prior to the Petition Date, the Pre-Petition Lenders loaned money to, and issued letters of credit for the account of, the Borrowers (such loans and letters of credit collectively, the "Pre-Petition Loans") pursuant to the Pre-Petition Credit Agreement. The Restricted Subsidiaries, including each of the Borrowers' subsidiaries that are Debtors herein, executed guarantees of the Borrowers' obligations under the Pre-Petition Credit Agreement and each Borrower executed a guaranty of the other Borrower's obligations under the Pre-Petition Credit Agreement. The obligations of the Debtors, other than PSC, under the Pre-Petition Credit Agreement and the guarantees were secured in accordance with that certain U.S. Security Agreement dated as of March 16, 1998, as well as various mortgages and other security documents, and the obligations of the Canadian Entities under the Pre-Petition Credit Agreement and the guarantees were secured in accordance with that certain Canadian Security Agreement dated as of March 16, 1998, as well as various mortgages and other security documents (all guarantees and security documents collectively with the Credit Agreement, the "Pre-Petition Credit Documents").

          F.   The Philip Entities acknowledge that:

          1. As of the Petition Date, the Philip Entities were, and remain, indebted to the Pre-Petition Lenders, without defense, counterclaim or offset of any kind, in the approximate amount of $1 billion (collectively, the "Indebtedness"). The Indebtedness constitutes a legal, valid and binding obligation of the Philip Entities, enforceable in accordance with the terms of the Pre-Petition Credit Documents, no offsets, defenses or counterclaims to the Indebtedness exist, and no portion of the Indebtedness is subject to avoidance or subordination pursuant to the Bankruptcy Code or other applicable law.

          2. Except for de minimis exceptions,(3) and subject to the Senior Liens (as defined below), by reason of the Pre-Petition Credit Documents, the Indebtedness is

------------------------

(3) The Debtors believe that the Pre-Petition Lenders' security interests in certain of the

                                                                 (continued...)

     secured by valid and enforceable first-priority liens and security interests granted by the Philip Entities to CIBC as security agent, for the ratable benefit of the Pre-Petition Lenders, upon all of the Philip Entities' right, title and interest in, to and under the property of each described in the Pre-Petition Credit Documents to which they are a party, constituting substantially all of the Philip Entities' present and future undertaking, property and assets of any kind, including, without limitation, (i) real property, (ii) accounts receivable, (iii) contracts and contract rights, (iv) inventory, (v) equipment, including without limitation, rolling stock, (vi) trademarks, service marks and trade names, together with the registrations and right to all renewals thereof, and the goodwill symbolized by such trademarks, service marks and trade names,
     (vii) patents, (viii) copyrights, (ix) computer programs and all intellectual property rights therein and all proprietary information and trade secrets, (x) all other goods, general intangibles, chattel paper, documents, investment property, securities and instruments, and (xi) all proceeds and products of any of the foregoing (collectively, the "Pre-Petition Collateral").

---------------
(...continued)

     Debtors' vehicles (with an estimated value of $20,000,000) are either not properly perfected or have been perfected within the last 90 days. The Debtors have expressly reserved their rights to contest the validity of the Pre-Petition Lenders' liens and security interest in these vehicles and any other collateral which may have been perfected within 90 days of the Petition Date.

     The foregoing is a general description of the Pre-Petition Collateral and is not intended to limit the collateral in which the Pre-Petition Lenders hold a security interest or lien as set forth in the Pre-Petition Credit Documents. For purposes of this Stipulation and Order, "proceeds" shall mean proceeds as defined in the Uniform Commercial Code as enacted in the State of New York, as well as (x) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Philip Entities from time to time with respect to any of the Pre-Petition Collateral or Post-Petition Collateral (as defined below) and (y) any and all payments (in any form whatsoever) made or due and payable to the Philip Entities in

                                                                  (continued...)

          3. Except as disclosed in footnote 3, the Pre-Petition Lenders' liens and security interests in the Pre-Petition Collateral are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination, except such liens and security interests are junior and subordinate to (a) the liens and security interests granted to the lenders and agents under the post-petition financing described below (the "DIP Financing Liens"), (b) pre-existing validly perfected and unavoidable liens and security interests that were senior to the Pre-Petition Lenders' liens and security interests as of the Petition Date and other rights, if any, that may be prior under applicable law (the "Pre-Petition Senior Liens"),
     (c) the liens of the LC Issuers and the LC Lenders under the Pre-Petition Credit Agreement in specified cash collateral held under Section 5.06 of the Pre-Petition Credit Agreement and the holders of liens in specified cash collateral granted in connection with the Permitted LC Facility in the Pre-Petition Credit Agreement (the "LC Liens"), (d) liens on Canadian accounts receivable and the proceeds thereof addressed in documentation executed in connection with the establishment and maintenance of operating accounts of certain of the Canadian Entities at CIBC and the maintenance of operating accounts of certain of the Debtors at Comerica Bank (the "Account Intermediary Receivable Liens"), and (e) liens on specified cash collateral which was also addressed in documentation executed in connection with the establishment and maintenance of operating accounts of certain of the Canadian Entities at CIBC and the

 _________________
 (...continued)

     connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pre-Petition Collateral or Post-Petition Collateral, by any governmental body, authority, bureau or agency (or any person under color of governmental authority).

     maintenance of operating accounts of certain of the Debtors at Comerica Bank and in other documentation entered into in connection with the establishment of the Permitted LC Facility under Amending Agreement No. 3 to the Pre-Petition Credit Agreement (the "Other Account Intermediary Liens", and together with the DIP Financing Liens, the Pre-Petition Senior Liens, the LC Liens and the Account Intermediary Receivable Liens, the "Senior Liens").

          4. The LC Liens, the Account Intermediary Receivable Liens, and the Other Account Intermediary Liens in the Pre-Petition Collateral securing the claims of the holders of such liens, are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination.


          5. By reason of the foregoing described liens and security interests, the Pre-Petition Lenders have valid and perfected first-priority liens, subject to the Senior Liens, as applicable, on, among other things, all of the Debtors and the Canadian Entities cash collateral, as such term is defined in the Bankruptcy Code, including, without limitation, all funds on deposit at the banks at which the Debtors' and the Canadian Entities' maintain their cash management system, all proceeds of the Debtors' and the Canadian Entities' accounts and all other proceeds of the Pre-Petition Collateral (the "Cash Collateral").


          6. By reason of the foregoing described liens and security interests, the holders of the LC Liens, the Account Intermediary Receivable Liens and the Other Account Intermediary Liens have valid an perfected first-priority liens in that portion of the Cash Collateral securing such liens.

     G. An immediate and critical need exists for the Philip Entities to use the Cash Collateral in order to continue the operation of their business. Without such funds, the Philip Entities will not be able to pay their payroll and other direct operating expenses and obtain goods and services needed to carry on their business in a manner that will avoid irreparable harm to the Debtors' estates. The ability of the Philip Entities to use the Cash Collateral and to have available to them sufficient working capital and liquidity through the incurrence of credit in respect of the Cash Collateral is vital to the confidence of their major customers and vendors and their employees and to the preservation and maintenance of the going concern values of the Debtors' estates. Additionally, it is a condition precedent to availability under the DIP Financing (defined below) that the Philip Entities are allowed to utilize the Cash Collateral as described herein.

     H. The Pre-Petition Collateral securing the Indebtedness constitutes substantially all of the Debtors' assets. The Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens object to the use by the Debtors of the Pre-Petition Collateral, including the Cash Collateral, except on the terms of this Stipulation and Order. The Debtors are unable to obtain the required funds to replace such Cash Collateral, in the form of unsecured credit or unsecured debt allowable under Section 503(b)(1) of the Bankruptcy Code as an administrative expense pursuant to Section 364(a) or (b) of the Bankruptcy Code, unsecured debt having the priority afforded by Section 364(c)(1) of the Bankruptcy Code, or debt secured as described in Section 364(c)(2) or (3) of the Bankruptcy Code.

     I. The Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens are willing to consent and agree to the Debtors' and the Canadian Entities' use of the Cash Collateral, subject to the conditions set forth herein. The Pre-Petition Lenders, the Pre-Petition Agents and holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens have acted in good faith in consenting to and negotiating the terms upon which they have agreed to provide the cash collateral arrangements contemplated by this Stipulation and Order.

     J. Pursuant to a credit agreement dated as of June 28, 1999 (as amended from time to time pursuant to the terms thereof, together with all agreements, documents and instruments delivered in connection therewith, the "DIP Credit Agreement"), the Debtors have moved for authorization to enter into and access a revolving credit and letter of credit facility to be provided by all or a sub-group of the Pre-Petition Lenders providing up to $100,000,000 in aggregate debtor-in-possession financing (the "DIP Financing"), to be used to finance the working capital and general corporate requirements of the Debtors and the Canadian Entities during the Cases.

     K. As set forth in the motions filed in the Cases seeking interim and final approval for the DIP Financing (any such interim and final orders, collectively, the "DIP Order" and, together with the DIP Credit Agreement, the "DIP Financing Documents"), the DIP Financing is to be secured by, among other things, a lien senior to the liens of the Pre-Petition Lenders and the Pre-Petition Agents on the Pre-Petition Collateral securing the Indebtedness pursuant to Section 364(d)(1) of the Bankruptcy Code.

     L. Pursuant to the Bankruptcy Code, the Debtors are required to provide adequate protection to the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens in respect of their use of the Pre-Petition Collateral (including the Cash Collateral) and in respect of the liens granted to the agent and lenders under the DIP Credit Agreement. The protections provided pursuant to the terms and conditions of this Stipulation and Order shall be deemed to constitute adequate protection of the interests of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens in the Cash Collateral for so long as the Debtors shall be entitled to use the Cash Collateral pursuant to this Stipulation and Order, and/or for so long as the Canadian Entities shall be entitled to use the Cash Collateral in the Post-Petition Proceeds Account (as defined below) pursuant to this Stipulation and Order and pursuant to an order of the Canadian Court.

     M. Notice of this Stipulation and the motion for a preliminary hearing (the "Preliminary Hearing") in connection herewith (the "Motion") has been provided to (i) the Office of the United States Trustee; (ii) the Pre-Petition Agents; (iii) the agent under the DIP Credit Agreement, (iv) the known holders of the material Senior Liens, and (v) the twenty largest unsecured creditors of the Debtors. Appropriate notice of the Preliminary Hearing and the relief requested in the Motion has been given pursuant to Sections 102(1) and 363 of the Bankruptcy Code and Bankruptcy Rules 2002, 4001(b), 4001(c) and 4001(d).

     N. Good cause has been shown for the entry of this Order. Among other things, entry of this Order will minimize disruption of the Debtors' business and operations and the business and operations of the Philip Entities generally, and permit them to meet payroll and other operating expenses, obtain needed supplies and retain customer and supplier confidence by demonstrating an ability to maintain customer delivery schedules and vendor payment schedules. The financing and cash collateral use arrangement authorized hereunder and access to the DIP Financing are vital to avoid immediate and irreparable harm to the Debtors' estates and to allow the Debtors to operate in the ordinary course of business. Consummation of such financing and cash collateral arrangements therefore are in the best interests of the Debtors' estates.

     O. The credit and adequate protection arrangements authorized hereunder have been negotiated in good faith and at arm's length among the Philip Entities, the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, and the terms of such arrangements are fair and reasonable under the circumstances and reflect the Philip Entities' exercise of prudent business judgment consistent with their fiduciary duties and are supported by reasonably equivalent value and fair consideration.

     P. The Debtors have requested immediate entry of this Stipulation and Order pursuant to Bankruptcy Rule 4001(b)(2) and (c)(2). The permission granted herein to use the Cash Collateral is necessary to avoid immediate and irreparable harm to the Debtors, their estates, and to the Philip Entities generally. Entry of this Stipulation and Order is in the best interests of the Debtors' respective estates and creditors as its implementation will, among other things, sustain the operation of the Debtors' existing business and enhance the Debtors' prospects for successful reorganization.

     Based on the foregoing.

     IT IS HEREBY STIPULATED, CONSENTED, AGREED AND ORDERED as follow:


                          Effectiveness of Stipulation

     1. This Stipulation and Order shall have no force or effect, and the Debtors shall not be authorized to use any of the Cash Collateral, unless and until it is approved by the Court.

                         Management of Cash Collateral

     2. The Debtors shall establish and maintain a cash management system as provided in the DIP Credit Agreement. The Canadian Entities shall maintain bank account arrangements as provided in the DIP Credit Agreement and as ordered by the Canadian Court. All funds subject to such cash management systems and bank account arrangements shall be subject to the liens and superpriority administrative claims of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of Account Intermediary Receivable Liens and the Other Account Intermediary Liens, as hereinafter provided.

     3. Subject to the approval of this Stipulation and Order, BTCo, in its capacity as administrative agent under the DIP Credit Agreement (in such capacity, the "DIP Agent"), shall establish and maintain an interest-bearing account (the "Post-Petition Proceeds Account") into which the Pre-Petition Administrative Agent shall transfer, subject to the relative priorities (without the need to take any steps to maintain perfection in respect thereof) of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens, any funds remaining in the account (the "Pre-Petition Proceeds Account") established pursuant to the Proceeds Agreement dated April 5, 1999, as amended, made by and among the Philip Entities and the Pre-Petition Lenders. All funds deposited into the Post-Petition Proceeds Account shall be subject to the liens and superpriority administrative claims of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens, as hereinafter provided.

     4. The Debtors shall direct that the proceeds of all post-petition asset sales other than proceeds obtained from the sale or transfer of inventory in the normal course of business (the "Post-Petition Asset Sales"), including any non-cash proceeds in the form of instruments and bills of exchange, net only of reasonable costs and expenses and of payment of indebtedness secured by any Pre-Petition Senior Liens on such assets that are not assumed by the acquirer of such assets, be delivered directly to the DIP Agent on the closing dates thereof, subject to the Account Intermediary Receivable Liens, if and to the extent applicable.

     5. The DIP Agent shall use the cash proceeds of Post-Petition Asset Sales, other than any funds generated by a sale, if any, of the US Ferrous division of the Philip Entities (the "US Ferrous Proceeds"), first to repay any amounts then outstanding under the DIP Financing Documents or pursuant to paragraph 35 hereof, and shall deposit any balance of such funds into the Post-Petition Proceeds Account; provided, however, that all proceeds of Post-Petition Asset Sales received by the DIP Agent plus all cash proceeds at any time deposited into the Pre-Petition Proceeds Account (without giving effect to any disbursements from the Pre-Petition Proceeds Account prior to the Petition Date) in excess of $93,000,000 (after post-closing adjustments of no greater than $4,000,000 with respect to the proceeds of the pre-petition sale of certain assets of the aluminum division of the Philip Entities deposited into the Pre-Petition Proceeds Account), shall be deposited into a separate interest-bearing account to be established by the DIP Agent (the "Excess Proceeds Account"), and all funds deposited into the Excess Proceeds Account shall be held by the DIP Agent (a) in the absence of an event of default under the DIP Credit Agreement, for application in accordance with the provisions of the pre-arranged plan of reorganization to be filed by the Debtors as contemplated by the Lock-up Agreement dated as of June 21, 1999 among the Philip Entities and the Pre-Petition Lenders parties thereto (the "Plan"), or, (b) upon the occurrence of an event of default under the DIP Credit Agreement which results in the termination of the commitments of the lenders under the DIP Financing, to repay any amounts outstanding under the DIP Financing Documents.

                             Use of Cash Collateral

     6. In the absence of an Event of Default (as defined below), and except as provided below, (a) Cash Collateral shall be advanced from the Post-Petition Proceeds Account to the Debtors and the Canadian Entities in accordance with and to the extent permitted in the Budget, as described below, (b) the Debtors (and the Canadian Entities subject to an order of the Canadian Court) shall be authorized to use all other Cash Collateral (excluding any Cash Collateral securing the LC Liens or the Other Account Intermediary Liens, or Cash Collateral deposited in the Excess Proceeds Account) in the ordinary course of business, subject to any restrictions imposed by (i) the Bankruptcy Code (as modified by Order of the Court), (ii) the DIP Financing Documents, and (iii) the Stipulation and Order Authorizing Debtors to Obtain Post-Petition Surety Bonds and to Enter into Indemnity Agreements, (the "Bond Order") and (c) the DIP Agent shall withdraw funds from the Post-Petition Proceeds Account or from any other Cash Collateral held by the DIP Agent (excluding any Cash Collateral deposited into the Excess Proceeds Account) to the extent necessary to repay amounts outstanding under the DIP Financing Documents. The Debtors and the Canadian Entities hereby waive any and all rights to use the Cash Collateral securing the LC Liens or the Other Account Intermediary Liens, or any Cash Collateral deposited in the Excess Proceeds Account.

     7. If at the relevant time any of the Cash Collateral held in the Post-Petition Proceeds Account is subject to the Account Intermediary Receivable Liens, all releases of Cash Collateral from the Post-Petition Proceeds Account
(a) shall be deemed to have been made by the holders of the Account Intermediary Receivable Liens in the same proportion as the amount of funds subject to the Account Intermediary Receivable Liens then in the Post-Petition Proceeds Account bears to the total funds then in the Post-Petition Proceeds Account, and (b) shall be deemed to have been made by the Pre-Petition Lenders in the same proportion as the amount of funds not subject to the Account Intermediary Receivable Liens then in the Post-Petition Proceeds Account bears to the total funds then in the Post-Proceeds Account. All releases of Cash Collateral other than from the Post-Petition Proceeds Account shall be deemed to have been made by the Pre-Petition Lenders only.

     8. The Debtors may not use Cash Collateral hereunder if the right of the Debtors and the Canadian Entities to use Cash Collateral has terminated pursuant to the provisions of this Stipulation and Order.

     9. Notwithstanding anything herein to the contrary, no Cash Collateral may be used to object to or contest in any manner, or raise any objections, counterclaims or defenses to, the validity, perfection, priority or enforceability of the claims or liens of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens, the LC Liens, or the DIP Financing
Liens, or the liens of claims of the collateral and security agents under the Pre-Petition Credit Documents or under the DIP Financing Documents, or assert any claims or causes of action against the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens, the LC Liens or the DIP Financing Liens or the collateral and security agents under the Pre-Petition Credit Documents or under the DIP Financing Documents.

     10. Any and all Cash Collateral payments or other proceeds remitted (including payments or proceeds remitted pursuant to paragraph 29 hereof), or deemed to be remitted, the Pre-Petition Administrative Agent for the benefit of the Pre-Petition Lenders pursuant to this Stipulation and Order (i) shall (subject to the Senior Liens and the Carve-Out (as defined below), as applicable) be received by the Pre-Petition Agents for the benefit of the Pre-

Petition Lenders free and clear of any claim, charge, deduction, assessment or other liability, including, without limitation, any such claim, charge or deduction arising out of or based on, directly or indirectly, Sections 506(c) or 552(b) of the Bankruptcy Code, all of which are hereby waived by the Philip Entities and (ii) shall be paid and applied, and deemed paid and applied, subject to Section 502(b)(2) of the Bankruptcy Code, after making any payments (or establishing any reserves) required in respect of the Senior Liens and the Carve-Out, as applicable, in accordance with the provisions of the Pre-Petition Credit Agreement.

                                     The Budget

     11. PSC and PSI have prepared a budget dated April 1, 1999 (the "Budget"), a copy of which will be filed promptly with the Court, which has been approved in form and substance by the Pre-Petition Agents and the Required Lenders. The Budget reflects projected utilization of DIP Financing and Cash Collateral held in the Post-Petition Proceeds Account, from the Petition Date through the maturity date of the DIP Financing, calculated on a monthly basis.

     12. Notwithstanding anything contained herein to the contrary, no funds shall be released to the Debtors or the Canadian Entities from the Post-Petition Proceeds Account (a) except upon a written request of an Authorized Officer (as defined in the DIP Credit Agreement), in the form annexed as Exhibit A, accompanied by a certificate of such Authorized Officer, in the form annexed as Exhibit B, certifying the availability of the amount requested pursuant to the Budget and representing that (i) the Philip Entities require the amount requested in order to maintain operations as reflected in the Budget and such funds are not readily available elsewhere, and (ii) no Event of Default has occurred under this Stipulation and Order that has not been cured or waived, or
(b) in excess of the Available Amount as calculated in Exhibit B.

                     Right to Inspect: Copies of Documents

     13. The Philip Entities agree and are hereby directed to allow the Pre-Petition Agents and the holders of the Account Intermediary Receivable
Liens to send representatives, including accountants and appraisers, to the premises of any of the Philip Entities to examine the books, records, operations and assets of the Philip Entities and to provide such representatives full access to the Philip Entities.

     14. The Philip Entities will provide the Pre-Petition Administrative Agent and the holders of the Account Intermediary Receivable Liens with copies of any and all documents that they provide to the DIP Agent, any statutory or unofficial committee appointed or appearing in the Cases, or the Office of the United States Trustee, or file in the Cases. Such documents shall be provided at the same time that they are filed in the Cases or provided to any of the entities identified in the immediately preceding sentence. The Philip Entities shall also provide the Pre-Petition Administrative Agent and the holders of the Account Intermediary Receivable Liens with copies of all business plans, restructuring proposals, and similar documents as they become available to the Philip Entities, and upon the request of the Pre-Petition Administrative Agent or the holders of the Account Intermediary Receivable Liens, shall promptly provide all consultants' reports and appraisals, including all audits, projections and other reports prepared by the accountants or financial advisors to any of the Philip Entities.

     15. Except in the event of an emergency or as otherwise provided herein or ordered by the Court, the Debtors and the Canadian Entities shall provide co-counsel to the Pre-Petition Lenders and co-counsel to the holders of the Account Intermediary Receivable Liens with at least five (5) days' prior notice of all motions, applications, requests or other papers filed by the Debtors or the Canadian Entities in, or in connection with, the Cases that could reasonably be expected to directly impact the claims, liens or rights of the Pre-Petition Lenders or the holders of the Account Intermediary Receivable Liens.


                   Debtors' Actions Outside of Ordinary Course

     16. The Debtors shall not take any action outside the ordinary course of their business without the prior approval of the Court following no less than ten (10) days' prior notice to counsel to the Pre-Petition Lenders and counsel to the holders of the Account Intermediary Receivable Liens and as required under Bankruptcy Rule 2002(a)(2), except in the event of an emergency, in which case the Debtors shall provide at least three (3) business days' prior notice together with a written explanation of the exigent circumstances requiring such shortened notice. Notwithstanding the foregoing, absent the approval of the Required Lenders, the Debtors shall not (a) make any payments outside the ordinary course of business to any of their officers, directors, employees, representatives or agents, other than the management retention arrangements approved by the Required Lenders or (b) sell assets outside the ordinary course of business.

     17. The Debtors shall deliver to the Pre-Petition Agents evidence satisfactory to the Pre-Petition Agents that adequate insurance is maintained on all material tangible Pre-Petition Collateral and Post-Petition Collateral (as defined below) as required under the Pre-Petition Credit Documents.


                      Grant of Security Interests and Liens

     18. As adequate protection for the use by the Debtors and the Canadian Entities of the Cash Collateral that is subject to the Account Intermediary Receivable Liens, and for the granting of the Bonding Liens (defined below) pursuant to the Bond Order, (i) the holders of the Account Intermediary Receivable Liens are hereby granted valid and perfected security interests in and to and liens (the "Account Intermediary Replacement Liens") upon all of the Debtors' and their respective estates' assets and interests in presently owned or hereafter acquired real and personal property of any kind or nature, wherever located, (excluding, unless the Stipulation and Order shall become a final order, the proceeds of any Chapter 5 avoidance actions) to the extent that the granting of the Bonding Liens or the use of the Cash Collateral results in a decrease in the value of the holders of the Account Intermediary Receivable Liens interests in such Cash Collateral during such period as the Debtors and the Canadian Entities shall be entitled to use Cash Collateral pursuant to this Stipulation and Order (the "Post-Petition U.S. Collateral"), and (ii) the Canadian Entities shall, if requested by the Holders of the Account Intermediary Receivable Liens, endeavor to obtain an order in the Canadian Cases granting the holders of the Account Intermediary Receivable Liens valid and perfected security interests in and to, and liens upon, all of the Canadian Entities' and their respective estates' assets and interests in presently owned or hereafter acquired real and personal property of any kind or nature, wherever located (the "Post-Petition Canadian Collateral," and collectively with the Post-Petition U.S. Collateral, the "Post-Petition Collateral"). Such security interests and liens shall be subject only to: (a) liens and security interests necessary to comply with bonding requirements of the Philip Entities as granted by the Philip Entities from time to time (the "Bonding Liens"), (b) the LC Liens, (c) the Other Account Intermediary Liens, (d) the Carve-Out (as defined below), and (e) the Pre-Petition Senior Liens.

     19. As adequate protection for the use by the Debtors and the Canadian Entities of the Cash Collateral and the other Pre-Petition Collateral, for the granting of the Pre-Petition Lenders' consent to the Bonding Liens pursuant to the Bond Order, and for the priming liens securing the DIP Financing Liens, the Pre-Petition Agents and the Pre-Petition Lenders are hereby granted valid and perfected security interests in and to, and liens upon (the "Pre-Petition

Lender Replacement Liens"), the Post-Petition U.S. Collateral (excluding, unless this Stipulation and Order shall become a final order, the proceeds of any Chapter 5 avoidance actions) to the extent that the granting of the Bonding Liens and the DIP Financing Liens or the use of the Cash Collateral and the other Pre-Petition Collateral results in a decrease in the value of the holders of the Pre-Petition Lenders' interests in such Cash Collateral or the Other Pre-Petition Collateral during such period as the Debtors and the Canadian Entities shall be entitled to use Cash Collateral pursuant to this Stipulation and Order. Such security interests and liens shall be subject only to: (a) the Bonding Liens, (b) the Senior Liens, (c) following the occurrence and during the continuance of an Event of Default (as such term is defined in the DIP Credit Agreement), a $3,000,000 Carve-Out (as defined in the order granting the DIP Financing Liens), and (d) the Account Intermediary Replacement Liens in the Post-Petition Collateral granted in the immediately preceding paragraph.

     20. The Carve-Out shall not be utilized to pay professional fees and disbursements incurred in connection with asserting any claims or causes of action (excluding, unless this Stipulation and Order shall become a final order) formal discovery proceedings in anticipation thereof against the Pre-Petition Lenders, the Pre-Petition Agents, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens, or the DIP Financing Liens or the collateral or security agents under the Pre-Petition Credit Documents or the DIP Financing Documents, and/or challenging (whether by defense, objection, counterclaim or otherwise, including formal discovery proceedings in anticipation thereof) the validity, perfection, priority or amount of any lien or claim of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the Other Account Intermediary Liens, or the DIP Financing Liens, or any lien or claim of the agents or lenders under the DIP Financing Documents, or the collateral or security agents under the Pre-Petition Credit Documents or the DIP Financing Documents. Except as expressly set forth herein, the liens and security interests granted in this Stipulation and Order shall not be (i) subject to any lien or security interest which is avoided and preserved for the benefit of the Debtors' estates under Section 551 of the Bankruptcy Code or (ii) subordinated to or made pari passu with any other lien or security interest under Section 364 of the Bankruptcy Code or otherwise.

     21. Nothing contained herein shall constitute a waiver of, and the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens shall have, the rights provided in Section 507(b) of the Bankruptcy Code.

     22. This Stipulation and Order shall be sufficient and conclusive evidence of the validity, perfection and enforceability of the Pre-Petition Lender Replacement Liens and the Account Intermediary Replacement Liens in and upon the Post-Petition U.S. Collateral without the necessity of filing or recording any financing statements, mortgages, deeds of trust, notices or other documents which may otherwise be required under the law of any jurisdiction, or the taking of any other action to validate or perfect the Pre-Petition Lender Replacement Liens and the Account Intermediary Replacement Liens.

     23. If the Pre-Petition Agents, the Pre-Petition Lenders or the holders of the Account Intermediary Receivable Liens shall, in their discretion, elect for any reason to file or record any such financing statements, mortgages, deeds of trust, notices or other documents with respect to such security interests and liens, the filing or recording thereof shall be deemed to have been made as of the Petition Date.

     24. The Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens, may, in their discretion, file a photostatic copy of this Stipulation and Order as a financing statement in any jurisdiction in which the Debtors have real or personal property, and in such event, the subject filing or recording officer is authorized to file or record such copy of this Stipulation and Order.

     25. The Debtors and their officers are hereby authorized and directed to execute any security agreements, mortgages, assignments, financing statements, instruments or documents as may be reasonably requested by the Pre-Petition Agents, the Pre-Petition Lenders or the holders of the Account Intermediary Receivables Liens, to evidence and perfect the security interests and mortgage liens granted or confirmed hereunder including, without limitation, continuation statements with respect to the liens and security interests of the Pre-Petition Agents and the Pre-Petition Lenders on the Pre-Petition Collateral. The signature of any officer of a Debtor appearing on any one or more of the agreements or other documents relating to this Stipulation and Order shall bind such Debtor and its estate.

                             Administrative Claims

     26. In addition to the grants of liens and security interests herein, the holders of the Account Intermediary Receivable Liens shall have any claims against the Debtors to the extent that the use of the Cash Collateral results in a decrease in the value of the interests of the holders of the Account Intermediary Receivable Liens in the Cash Collateral on or after the Petition Date, such claims shall be allowed administrative expense claims with priority in payment over all administrative expense claims and unsecured claims against the Debtors now existing or hereafter arising, of any kind or nature whatsoever including, without limitation, administrative expenses of the kinds specified in
Section 326, 330, 331, 503(b), 506(c), 507(a), 507(b) and 726 of the Bankruptcy
Code. Except as expressly provided herein, no cost or expense of administration under Sections 105, 364(c)(l), 503(b), 506(c) or 507(b) of the Bankruptcy Code or otherwise, including those resulting from, the conversion of any of the Chapter 11 Cases pursuant to Section 1112 of the Bankruptcy Code, shall be senior to, or pari passu with, the administrative claims of the holders of the Account Intermediary Receivable Liens.

     27. In addition to the grants of liens and security interests herein and subject to: (a) the Carve-Out; (b) the superpriority claims provided to the DIP Agent and the lenders under the DIP Financing Documents; and (c) the superpriority claims granted pursuant to this Stipulation and Order to the holders of the Account Intermediary Receivable Liens, if the Pre-Petition Agents or the Pre-Petition Lenders shall have any claims against the Debtors to the extent that the use of the Cash Collateral and the other Pre-Petition Collateral and the granting of the Bonding Liens and the DIP Financing Liens results in a decrease in the value of the interests of the Pre-Petition Lenders' in the Pre-Petition Collateral or the Cash Collateral on or after the Petition Date, such claims shall be allowed administrative expense claims with priority in payment over all administrative expense claims and unsecured claims against the Debtors now existing or hereafter arising, of any kind or nature whatsoever including, without limitation, administrative expenses of the kinds specified in Sections 326, 330, 331, 503(b), 506(c), 507(a), 507(b) and 726 of the Bankruptcy
Code. Except as expressly provided herein, no cost expense of administration under Sections 105, 364(c)(1), 503(b), 506(c) or 507(b) of the Bankruptcy Code or otherwise, including those resulting from the conversion of any of the Chapter 11 Cases pursuant to Section 1112 of the Bankruptcy Code, shall be senior to, or pari passu with, the administrative claims of the Pre-Petition Agents and the Pre-Petition Lenders.


                               Events of Default

     28. An "Event of Default" under this Stipulation and Order will exist (until waived or cured) upon the occurrence of any of the following:

          (i) failure of the Philip Entities to perform or comply with the provisions of this Stipulation and Order (or any equivalent or substantially similar order in the Canadian Cases) in any respect;

          (ii)  an occurrence of a default under the DIP Credit Agreement;

          (iii) entry of an order appointing a Chapter 11 trustee in any of the Chapter 11 Cases, or appointing an examiner having enlarged powers beyond those set forth under Section 1106(a)(3) and (4) of the Bankruptcy Code;

          (iv) entry of an order dismissing any of the Cases, or converting any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, or lifting the stay in the Canadian Cases to permit the appointment of a receiver or receiver and manager (or any entity with substantially similar powers) of any of the assets of any Canadian Entity;

          (v) entry of an order amending, supplementing, staying, reversing, vacating or otherwise modifying this Stipulation and Order, or the entry of an order in the Canadian Cases having the equivalent effect, without the prior consent of the Required Lenders, other than a ministerial amendment or modification of this Stipulation and Order;

          (vi) entry of an order granting any other claim superpriority status or a lien equal or superior to the Pre-Petition Lenders' claims and liens, without the prior consent of the Required Lenders, other than pursuant to or as permitted by this Stipulation and Order and the DIP Order;

          (vii) amendment, modification or withdrawal of the Plan or the plan of arrangement filed in the Canadian Cases, or the disclosure statements filed with respect thereto (the "Disclosure Statement"), without the consent of the Required Lenders, other than a ministerial amendment or modification of such plans or the disclosure statements;

          (viii) entry of an order granting relief from the automatic stay in the Chapter 11 Cases, or lifting the stay in the Canadian Cases, so as to allow a third party to proceed against any material asset of the Debtors or the Canadian Entities;

          (ix) the filing of any pleading by any of the Philip Entities seeking any of the matters set forth in clauses (iii) through (viii);

          (x) failure to (a) obtain approval of the Disclosure Statement by August 31, 1999, (b) obtain confirmation of the Plans by October 31, 1999 and (c) to consummate the Plans by November 30, 1999; or

          (xi) an order shall be entered by the Bankruptcy Court, or an application shall be filed by any Philip Entity for the approval of an order, surcharging any amounts under Section 506(c) of the Bankruptcy Code against the Pre-Petition Collateral or the Post-Petition Collateral.


                                    Remedies

     29. Immediately upon the occurrence of an Event of Default specified in sub-paragraphs (iii) and (iv) of paragraph 28, the Philip Entities' rights to use the Cash Collateral shall terminate automatically. In the case of any other Event of Default specified in paragraph 28, the Philip Entities' rights to use the Cash Collateral shall terminate upon written notice to counsel to the Debtors by the Pre-Petition Administrative Agent (at the direction of the Required Lenders). In addition, upon three (3) business days' prior written notice to (i) counsel to the

Debtors,(ii) the DIP Agent, (iii) the counsel to the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, and
(iv) any official committee that may be appointed in the Cases, given by the Pre-Petition Administrative Agent (at the direction of the Required Lenders), of the occurrence of an Event of Default, the automatic stay imposed pursuant to Section 362 of the Bankruptcy Code shall be deemed lifted, modified and vacated, without further order of this Court, to permit the Pre-Petition Agents, and the Pre-Petition Lenders to exercise, subject to the Senior Liens, the Bonding Liens, the liens and security interests of the holders of the Account Intermediary Receivable Liens in the Post-Petition Collateral described in paragraph 18 hereof, and the Carve-Out, any and all of their rights and remedies granted under the Pre-Petition Credit Documents, this Stipulation and Order and applicable law, including, without limitation, foreclosing upon and selling all or a portion of the Pre-Petition Collateral or the Post-Petition Collateral. The Pre-Petition Agents and the Pre-Petition Lenders shall have the right to exercise such rights and remedies, subject to the Senior Liens and the Bonding Liens, the liens and security interests of the holders of the Account Intermediary Receivable Liens in the Post-Petition Collateral described in paragraph 18 hereof, and the Carve-Out, as to all or such part of the Pre-Petition Collateral and the Post-Petition Collateral as the Required Lenders shall, in their sole discretion elect. The Philip Entities shall cooperate and comply with the requests of the Pre-Petition Agents and the Pre-Petition Lenders in connection with the exercise of such rights and remedies. The Pre-Petition Agents and the Pre-Petition Lenders liens shall be entitled to apply the payments or proceeds of the Pre-Petition Collateral and the Post-Petition Collateral in accordance with the provisions of this Stipulation and Order, without regard to the doctrine of "marshaling" or any other similar doctrine with respect to any of their Pre-Petition Collateral or Post-Petition Collateral or otherwise. Any failure or delay of the Pre-Petition Agents or the Pre-Petition Lenders to seek relief under this paragraph shall not constitute a waiver of any of their rights.

     30. Notwithstanding any other provisions of this order, upon the occurrence of a Triggering Event, as defined in the Inter-Creditor Agreement (which is attached as Exhibit B to the Motion for Approval of Stipulation and Order Authorizing Debtors to Obtain Post-Petition Surety Bonds and To Enter Into Indemnity Agreements), the Surety Participants (as defined in the Inter-Creditor Agreement) shall upon three business days' notice to counsel to the Debtors, counsel to the Pre-Petition Agents and the Pre-Petition Lenders, counsel to the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, and the United States Trustee, be entitled to pursue any and all remedies and rights referred to in paragraph 7.1(b) of the Inter-Creditor Agreement, unless the Court orders otherwise.

                            Miscellaneous Provisions

     31. The liens, security interests, priorities, superpriority administrative claims and other rights and remedies granted to the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens by the provisions of this Stipulation and Order and any actions taken pursuant hereto shall survive, and shall not be modified, altered or impaired in any manner by (a) any other financing or extension of credit or incurrence of debt by the Philip Entities (pursuant to Section 364 of the Bankruptcy Code or otherwise); (b) the entry of an order dismissing any of the Chapter 11 Cases, or converting any of the Chapter 11 Cases to Chapter 7; (c) the entry of an order confirming any plan of reorganization; or (d) any act or omission whatsoever. The terms and provisions of this Stipulation and Order as well as the superpriority administrative claims, liens and security interests granted pursuant to this Stipulation and Order, the Pre-Petition Credit Documents and the documents creating the Account Intermediary Receivable Liens and the Other Account Intermediary Liens shall continue in the Chapter 11 Cases and any subsequent Chapter 7 cases under the Bankruptcy Code. The superpriority administrative claims, liens and security interests granted pursuant to this Stipulation and Order, the Pre-Petition Credit Documents and the documents creating the Account Intermediary Receivable Liens and the Other Account Intermediary Liens shall continue in full force and shall maintain their priority as provided in this Stipulation and Order until all of the Philip Entities' obligations to the Pre-Petition Agents, the Pre-Petition Lenders, and the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens are indefeasibly paid in full in cash or discharged.

     32. Other than (i) the Bonding Liens, (ii) any liens or security interests granted to the holders of the Account Intermediary Receivable Liens, and (iii) the DIP Financing Liens, no security interests, liens, encumbrances, or mortgages shall be granted under Section 364(d) of the Bankruptcy Code or otherwise to any other entity if they are or are proposed to be senior to or pari passu with any security interests, liens, encumbrances, or mortgages previously granted to the Pre-Petition Agents and the Pre-Petition Lenders or granted under this Stipulation and Order to the Pre-Petition Agents and the Pre-Petition Lenders.

     33. Other than the Bonding Liens, no security interests, liens, encumbrances, or mortgages shall be granted under Section 364(d) of the Bankruptcy Code or otherwise to any other entity if they are or are proposed to be senior to or pari passu with any security interests, liens, encumbrances, or mortgages previously granted to the holders of the Account Intermediary Receivable Liens or the Other Account Intermediary Liens (in their capacity as holders of such liens) or granted under this Stipulation and Order to the holders of the Account Intermediary Receivable Liens (in their capacity as holders of Account Intermediary Receivable Liens).

     34. The Philip Entities shall not use or dispose of any property (other than Cash Collateral) in which the Pre-Petition Agents, the Pre-Petition Lenders or the holders of the Account Intermediary Receivable Liens have a perfected security interest or lien, under Sections 363(b), 363(c)(2), or 365 of the Bankruptcy Code or otherwise, unless the proceeds of all such dispositions of property are promptly deposited into the loan accounts established under DIP Financing Documents, the Post-Petition Proceeds Account, or the Excess Proceeds Account, as applicable, or are otherwise treated in accordance with this Stipulation and Order and the DIP Financial Documents.

     35. The Debtors agree, and are hereby authorized and directed to pay, as additional adequate protection pursuant to Section 361 of the Bankruptcy Code, promptly upon demand, all fees and expenses of the Pre-Petition Agents and counsel for the Pre-Petition Lenders and the Pre-Petition Agents collectively, all fees and expenses of any accountants, financial advisors or other professionals that may be retained by the Pre-Petition Agents (or counsel to the Pre-Petition Agents or the Pre-Petition Lenders) in connection with the Cases, and all fees and expenses of counsel for the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, all without further order of this Court, including, without limitation, the fees and disbursements of White & Case LLP, Blake, Cassels & Graydon and Young Conaway Stargatt & Taylor, LLP, as co-counsel for the Pre-Petition Lenders and the Pre-Petition Agents collectively, and the fees and disbursements of KPMG LLP, accountants to the Pre-Petition Lenders and the Pre-Petition Agents collectively. The obligations of the Debtors pursuant to the immediately preceding sentence shall also include all unpaid fees and disbursements of the respective professionals accrued prior to the Petition Date.

     36. As further adequate protection pursuant to Section 361 of the Bankruptcy Code, the holders of the LC Liens are hereby authorized (to the extent approved by the Canadian Court) to apply any cash collateral held under
Section 5.06 of the Pre-Petition Credit Agreement, or under the Permitted LC Facility, in accordance with the provisions of the Pre-Petition Credit Agreement, or the Permitted LC Facility, as applicable, and the holders of the Other Account Intermediary Liens are hereby authorized (to the extent approved by the Canadian Court) to apply any cash collateral held pursuant to their pre-petition documentation if and when they are entitled to do so in accordance with those documents.

     37. Except as otherwise provided herein, the provisions of this Stipulation and Order shall immediately be binding upon and inure to the benefit of the Pre-Petition Agents, the Pre-Petition Lenders, the DIP Agent, the holders of the Account Intermediary Receivable Liens, the holders of the LC Liens, the holders of the Other Account Intermediary Liens, and the Philip Entities and their respective successors and assigns, including, but not limited to, any trustee in bankruptcy or other fiduciary hereinafter appointed as a legal representative of any of the Debtors or the Debtors' estates or the Canadian Entities or the Canadian Entities' estates. The obligations of the Philip Entities hereunder shall be joint and several.

     38. By entering into and performing under this Stipulation and Order, or by consenting to the use of Cash Collateral hereunder, neither the Pre-Petition Agents, the Pre-Petition Lenders nor the holders of the Account Intermediary Receivable Liens shall be deemed to be in control of the operations of any of the Philip Entities or to be acting as a "responsible person" or "owner or operator" with respect to the operation or management of any of the Philip Entities.

     39. The Philip Entities have waived any entitlement to assert a claim under Section 506(c) of the Bankruptcy Code for any costs and expenses incurred in connection with the preservation, protection or enhancement of, or realization by the holders of the Account Intermediary Receivable Liens, the Pre-Petition Agents or the Pre-Petition Lenders on, the Pre-Petition Collateral or the Post-Petition Collateral, or the realization by the holders of the Other Account Intermediary Liens or the holders of the LC Liens on the collateral securing their claims.

     40. No rights are intended to be created hereunder for the benefit of any third party or creditor or any direct, indirect or incidental beneficiary, except as specifically provided herein.

     41. This Stipulation and Order shall constitute findings of fact and conclusions of law and shall take effect and be fully enforceable immediately upon execution hereof.

     42. The automatic stay imposed by virtue of Section 362 of the Bankruptcy Code is hereby modified to permit the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the LC Liens and the holders of the Other Account Intermediary Liens to take any action authorized by the terms of this Stipulation and Order, including, without limitation, any action in respect of the filing or recording of the Post-Petition Collateral.

     43. Except as specifically provided herein, execution of this Stipulation and Order by the Pre-Petition Agents and the holders of the Account Intermediary Receivable Liens is not intended and shall not be deemed to be a waiver of any of the rights or remedies of the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens under applicable law, any of the Pre-Petition Credit Documents, or the documents creating the Account Intermediary Receivable Liens, including, without limitation, their rights to request additional adequate protection, to seek relief from the automatic stay, to seek the appointment of a trustee, responsible party or examiner, to make any contention respecting valuation of any of their collateral or respecting methods of valuation, to claim they are entitled to be paid interest at a default rate, or to take any other action that may be necessary to protect their interests.

     44. No waiver, modification, or amendment of any of the provisions hereof shall be effective unless set forth in writing, signed by the parties hereto (at the direction of the Required Lenders with respect to the interests of the Pre-Petition Lenders) and approved by the Court.

     45. This Stipulation and Order is entered in a "core" proceeding as defined in, inter alia 28 U.S.C. Section 157(b)92)(A), (M) and (O), is a final order, and is valid and fully effective upon its entry.

     46. Any stay, modification, reversal or vacation of this Stipulation and Order shall not affect the liens, security interests and superpriority administrative claims granted herein, in the Pre-Petition Credit Documents, or in the documents creating the Account Intermediary Receivable Liens or the Other Account Intermediary Liens, or the validity, enforceability or priority of any of the obligations of the Philip Entities to the Pre-Petition Agents, the Pre-Petition Lenders or the holders of the Account Intermediary Receivable Liens or the Other Account Intermediary Liens incurred pursuant to this Stipulation and Order. Notwithstanding any such stay, modification, reversal or vacation of this Stipulation and Order, all uses of Cash Collateral and obligations incurred by the Philip Entities pursuant hereto prior to the effective date of such stay, modification, reversal or vacation shall be governed in all respects by the original provisions hereof, and the Pre-Petition Agent, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens or the Other Account Intermediary Liens shall be entitled to all rights, privileges, benefits and remedies, including without limitation, the liens, security interests and priorities (as applicable) granted herein.

     47. Except for the Philip Entities (who, subject to footnote 3 hereof, have herein acknowledged the validity, enforceability and priority of the claims of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens and the holders of the LC Liens and the perfection of the liens and security interests in the Pre-Petition Collateral of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens and the holders of the LC Liens, and who hereby waive any right to commence or prosecute any defense, action, objection or counterclaim with respect to the claims, liens or security interests of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens or the holders of the LC Liens), any party in interest, including any statutory committee of unsecured creditors, shall commence any adversary proceeding or contested matter challenging the validity, enforceability or priority of the claims of the Pre-Petition Lenders, the Pre-Petition Agents, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens or the holders of the LC Liens, or the perfection of the liens or security interests in the Pre-Petition Collateral of the Pre-Petition Agents, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, the holders of the Other Account Intermediary Liens or the holders of the LC Liens, no later than the date that is sixty (60) days from the date that the first statutory committee of unsecured creditors is appointed in accordance with Section 1102(a) of the Bankruptcy Code. If no such adversary proceeding or contested matter is properly commenced as of such date, the Pre-Petition Agents', the Pre-Petition Lenders' and the holders of the Account Intermediary Receivable Liens' and the other Account Intermediary Liens claims shall constitute allowed claims, not subject to subordination, setoff, counterclaim, defense or objection, for all purposes, and the holders of the Account Intermediary Receivable Liens' and the Other Account Intermediary Liens, the Pre-Petition Agents' and the Pre-Petition Lenders' liens and security interests in the Pre-Petition Collateral shall be deemed legal, valid, binding, perfected, enforceable and otherwise unavoidable, and shall not be subject to any other or further challenge by any party in interest seeking to exercise the rights of the Debtors' estates.

     48. Any reversal or modification of this Stipulation and Order on appeal shall not affect the validity of any obligation incurred hereunder by the Philip Entities, or any claim, lien, security interest or superpriority administrative claim provided to the Pre-Petition Agents, the Pre-Petition Lenders or the holders of Account Intermediary Receivable Liens hereunder, it appearing that the financial accommodations extended to the Philip Entities hereunder are being extended by the Pre-Petition Agents, the Pre-Petition Lenders and the holders of the Account Intermediary Receivable Liens in "good faith" as contemplated by
Section 364(e) of the Bankruptcy Code.

     49. The Debtors shall, within three (3) days subsequent to the date hereof, mail notice of the approval of this Stipulation and Order, together with a copy of this Stipulation and Order, to the parties having been given notice of the Preliminary Hearing and to any other party which has filed a request for notices with the Court and to counsel for any committee appointed pursuant to
Section 1102 of the Bankruptcy Code. The notice of approval of this

Stipulation and Order shall state that any party in interest objecting to this Stipulation and Order as a final order shall file written objections with the Clerk of the United States Bankruptcy Court for the District of Delaware no later than July 22, 1999 at 4:30 p.m. (the "Objection Deadline"), which objections shall be served so that the same are received on or before such date by: (a) Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606, Attention: David S. Kurtz, Esq., Stikeman, Elliott, Commerce Court West, Suite 5300 Toronto, Ontario M5L 1B9, Attention: Sean F. Dunphy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP, One Rodney Square, P.O. Box 636, Wilmington, Delaware 19899, Attention: Gregg M. Galardi, Esq. attorneys for the Philip Entities; (b) White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Howard S. Beltzer, Esq., Blake, Cassels & Graydon, Box 25, Commerce Court West, Toronto, Ontario M5L 1A9, Attention: Susan
M. Grundy, Esq., and Young, Conaway, Stargatt & Taylor, 1100 North Market Street, 11th Floor, Wilmington, Delaware 19801, Attention: S. David Peress, Esq., attorneys for the Pre-Petition Agents and the Pre-Petition Lenders,
(c) Miller Canfield Paddock and Stone, PLC, 150 West Jefferson, Suite 2500, Detroit, Michigan 48226, Attention: Jonathan S. Green, Esq., attorneys for Comerica Bank in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, (d) Sidley & Austin, 875 Third Avenue, New York, NY 10022, Attention: J. Ronald Trost, Esq., and Osler, Hoskin & Harcourt, P.O. Box 50, 1 First Canadian Place, Toronto, Ontario M5X 1B8,
Attention: Edward A. Sellers, Esq., attorneys for CIBC in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, and (e) the Office of the United States Trustee.

     50. If no written objections are timely served and filed, this Stipulation and Order shall be deemed a Final Order on the Objection Deadline, and shall continue on a final basis and remain in full force and effect and shall constitute authority for the use of Cash Collateral from the date hereof through November 30, 1999 (the "Interim Period") unless (i) such date is extended with the written agreement of the Pre-Petition Agents (at the direction of the Required Lenders) or (ii) such authority is terminated before such date as a result of the occurrence of an Event of Default. If a timely objection is served and filed, a final hearing to consider the Motion will be held on July 27, 1999 at 2:00 p.m.

Dated: Wilmington, Delaware
       June 28, 1999



                                                /s/ Judge M. Walrath
                                                ------------------------------
                                                UNITED STATES BANKRUPTCY JUDGE


The terms of this Stipulation and Order are hereby agreed and consented to by the following:


PHILIP SERVICES CORP.
     on its own behalf, and
     on behalf of each of the
     Restricted Subsidiaries


By: /s/ Phillip Widman
    ------------------------
    Name: Phillip Widman
    Title: Chief Financial Widman


CANADIAN IMPERIAL BANK OF COMMERCE,
      as Administrative Agent

By: /s/ A.C. Becker
    ------------------------
    Name: A.C. Becker
    Title: General Manager


CANADIAN IMPERIAL BANK OF COMMERCE,
     as Account Intermediary Security Agent


By: /s/ A.C. Becker
    ------------------------
    Name: A.C. Becker
    Title: General Manager

    Name:
    Title:


CANADIAN IMPERIAL BANK OF COMMERCE,
    as a holder of Account Intermediary
    Receivable Liens and Other Account
    Intermediary Liens

By: /s/ A.C. Becker
    --------------------------
    Name:  A. C. BECKER
    Title: GENERAL MANAGER

BANKERS TRUST COMPANY,
    as Syndication Agent

By: /s/ Jeff Ogden
    --------------------------
    Name: Jeff Ogden
    Title: Managing Director

COMERICA BANK,
    as a holder of Account Intermediary
    Receivable Liens and
    Other Account Intermediary Liens

By: /s/ Stephen E. Lyons
    --------------------------
    Name: Stephen E. Lyons
    Title: First Vice President

                                                                       EXHIBIT A


                             REQUEST AND DIRECTION

To:  Bankers Trust Company, as DIP Agent

Re:  Request for release of Cash Collateral from Post-Petition Proceeds Account

WHEREAS:

A. The Debtors and the Canadian Entities have requested authorization to expend Cash Collateral held in the Post-Petition Proceeds Account in accordance with the Stipulation and Order

B. Capitalized terms used but not defined in this Request and Direction have the meanings given to such terms in the Stipulation and Order.

THIS REQUEST AND DIRECTION WITNESSES THAT the Debtors and the Canadian Entities hereby irrevocably request and direct that the DIP Agent release and deliver $-- (the "Requested Amount") of Cash Collateral from the Post-Petition Proceeds Account pursuant to the Stipulation and Order, and acknowledge that this shall be the DIP Agent's good and sufficient authority for doing so.


DATED as of --, 1999.



                                   PHILIP SERVICES CORP.



                                   By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT B


                                  CERTIFICATE



TO:  Bankers Trust Company, as DIP Agent

     RE: Request for release of Cash Collateral from Post-Petition Proceeds Account


     I,               , in my capacity as an Authorized Officer of PSC, certify
on behalf of PSC, and without personal liability, as follows:

1. Capitalized terms used but not otherwise defined in this Certificate have the respective meanings given to such terms in the Stipulation and Order.

2. This Certificate is furnished to you pursuant to the Stipulation and Order in connection with a request and direction (the "REQUEST AND DIRECTION") delivered today to the DIP Agent by the Debtors and the Canadian Entities (the "Requesting Parties") requesting the release and delivery of $
     (the "REQUESTED AMOUNT") to the Requesting Parties.

3. I have made, or caused to be made, such examinations or investigations as are, in my opinion, necessary to make the statements of fact contained in this Certificate and I have furnished this Certificate with the intent that it may be relied on by the DIP Agent as a basis for releasing the Requested Amount in accordance with the Request and Direction.

4. As the date of this Certificate and to the best of my knowledge, no Event of Default has occurred under the Stipulation and Order that has not been cured or waived.

5. The Philip Entities require the Requested Amount in order to maintain operations as reflected in the Budget and such funds are not readily available elsewhere.

6. The Requested Amount is less than or equal to the amount of Cash Collateral available to be released from the Post-Petition Proceeds Account by the DIP Agent to the Requesting Parties as of the date of this Certificate (the "Available Amount"), such Available Amount being calculated as follows:


I.   (a)  Aggregate amount of authorized
          cash withdrawals from Post-Petition
          Proceeds Account plus authorized
          draws under DIP Facility set out in      $_____________________
          Budget for all prior calendar months

     (b)  Plus, authorized cash withdrawals
          from Post-Petition Proceeds

                                                                       Exhibit B
                                                                          Page 2

          Account plus authorized draws
          under DIP Facility set out in Budget          $__________________
          for current calendar month

     (c)  Plus                                          $10,000,000

     (d)  Subtotal (I(a) + I(b) + I(c))                 $__________________

II.  (a)  Aggregate amount of actual cash
          withdrawals from Post-Petition
          Proceeds Account plus actual draws
          under DIP Financing for all prior             $__________________
          calendar months


     (b)  Requested Amount                              $__________________

     (c)  Subtotal (II(a) + II(b))                      $__________________

III. (a)  I(d) - II(c)                                  $__________________

     (b)  Amount held in Post-Petition Proceeds Account $__________________

IV.  Lesser of III(a) and III(b) = Available
     Amount                                             $__________________







Dated as of  -  day of  -  , 1999

   - , in my capacity as__________________ of Philip Services Corp., an Authorized Officer




____________________________________

                                     BUDGET

     The authorized amount of cash withdrawals at any time from the Post-Petition Proceeds Account plus authorized draws under the DIP Facility is the then cumulative amounts set forth below:

                                      Month        Cumulative
                                      -----        ----------
     April                         $39,212,000    $ 39,212,000
     May                            32,472,000      71,684,000
     June                           21,986,000      93,670,000
     July                           13,907,000     107,577,000
     August                          3,605,000     111,182,000
     September                       8,973,000     120,155,000
     October                         4,107,000     124,262,000
     November                        7,227,000     131,489,000


                                                                       EXHIBIT K
                                                                       ---------

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                              Date __________, 19__

     Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, modified, extended, renewed, replaced or supplemented from time to time, the "DIP Credit Agreement"). Unless defined in Annex I hereto, terms defined in the DIP Credit Agreement are used herein as therein defined. ___________ (the "Assignor") and __________ (the "Assignee") hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the DIP Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the DIP Credit Agreement, including, without limitation, all rights and obligations with respect to the Assigned Share of all or any portion of the Total Commitment and of any outstanding Revolving Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Commitment will be as set forth in Item 4 of Annex I hereto.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the DIP Credit Agreement or the other DIP Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the DIP Credit Agreement or the other DIP Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any of their Subsidiaries or the performance or observance by the Borrowers or any of their Subsidiaries of any of their obligations under the DIP Credit Agreement or the other DIP Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the DIP Credit Agreement and the other DIP Credit Documents, together with copies of the Budget and the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the DIP Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the DIP Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 12.04(b) of the DIP Credit Agreement;
(iv) appoints and authorizes the DIP Agent and the DIP Collateral Agents to take such action as agents on its behalf and to exercise such powers under the DIP Credit Agreement and the other DIP Credit Documents as are delegated to the DIP Agent and the DIP Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in

                                                                       Exhibit K
                                                                          Page 2

accordance with their terms all of the obligations which by the terms of the DIP Credit Agreement are required to be performed by it as a Lender [; and (vi) to the extent legally entitled to do so, attaches the forms described in Section 12.04(b) of the DIP Credit Agreement].1

     4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the DIP Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee and the receipt of the consent of the DIP Agent, to the extent required by Section 12.04(b) of the DIP Credit Agreement, receipt by the DIP Agent of the assignment fee referred to in such Section 12.04(b), and the registration of the transfer as provided by Section 12.14 of the DIP Credit Agreement.

     5. Upon the delivery of a fully executed original hereof to the DIP Agent, as of the Settlement Date, (i) the Assignee shall be a party to the DIP Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other DIP Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the DIP Credit Agreement and the other DIP Credit Documents.

     6. It is agreed that the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I; (y) all Commitment Commission (if applicable) on the Assigned Share of the Commitment at the rate specified in Item 7 of Annex I hereto; and (z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commission and Letter of Credit Fees, to be paid by the DIP Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the loans which occur on and after the Settlement Date will be paid directly by the DIP Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective loans made by the Assignor pursuant to the DIP Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the DIP Credit Agreement for periods prior to the Settlement Date directly between themselves.

     7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

_______________
[FN]
1 Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

                                                                       Exhibit K
                                                                          Page 3

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

Accepted this ______ day of                    [NAME OF ASSIGNOR]
__________, 19___                              as Assignor


                                               By_______________________________
                                                  Title:





                                               [NAME OF ASSIGNEE]
                                               as Assignee


                                               By_______________________________
                                                  Title:


[Acknowledged and Agreed:

___________________________, as DIP Agent


By_______________________________________
   Title:

[ISSUING LENDER], as Issuing Lender


By_______________________________________
   Title:


   [PHILIP SERVICES CORP.]


   [PHILIP SERVICES (DELAWARE) INC.]


By_______________________________________
   Title:                         ]2

__________________
[FN]
2    The consent of the DIP Agent is required for assignments pursuant to
     Section 12.04(b) of the DIP Credit Agreement.

                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I


1.   Borrowers:     Philip Services Corp.
                    Philip Services (Delaware) Inc.

2.   Name and Date of DIP Credit Agreement:

     Credit Agreement, dated as of ________________, among PHILIP SERVICES CORP., a corporation existing under the laws of Ontario (the "Canadian Borrower"), PHILIP SERVICES (DELAWARE), INC., a corporation existing under the laws of Delaware (the "US Borrower", and together with the Canadian Borrower, the "Borrowers"), certain subsidiaries of the Borrowers incorporated in Canada and in the United States (the "Subsidiary Guarantors"), Bankers Trust Company ("BTCo"), as administrative agent for the Lenders (the "DIP Agent"), Canadian Imperial Bank of Commerce and BTCo as co-arrangers (the "DIP Co-Arrangers"), and the lenders from time to time parties to the DIP Credit Agreement (the "Lenders").

3.   Date of Assignment and Assumption Agreement:

4.   Amounts (as of date of item #3 above):

                                               Commitment
                                               ----------
     a.  Aggregate Amount for all
         Lenders                             $___________
     b.  Assigned Share                       ___________%
     c.  Amount of Assigned Share
                                             $___________

5.   Settlement Date:

6. Rate of Interest to the As set forth in Section 1.07 of the DIP Credit Agreement (unless Assignee otherwise agreed to by the Assignor and the Assignee)3

_________________
[FN]
3 The Borrowers and the DIP Agents shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.07 of the DIP Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 2

7.   Commitment Commission:          As set  forth  in  Section  3.01(a)  of
                                     the  DIP  Credit  Agreement (unless
                                     otherwise agreed to by the Assignor and
                                     the Assignee)4

8.   Letter of Credit Fees to        As set forth in Section 3.01(b) of the
     the Assignee:                   DIP Credit Agreement (unless otherwise
                                     agreed to by the Assignor and the
                                     Assignee)5

9.   Notice:

          ASSIGNOR:
                   _______________________
                   _______________________
                   _______________________
                   _______________________

                   Attention:
                   Telephone:
                   Telecopier:
                   Reference:

          ASSIGNEE:

                   _______________________
                   _______________________
                   _______________________
                   _______________________
                   Attention:
                   Telephone:
                   Telecopier:
                   Reference:

___________________
[FN]
4 Insert "Not Applicable" in lieu of text if no portion of the Total Commitment is being assigned. Otherwise, the Borrowers and the DIP Agents shall direct the entire amount of the Commitment Commission to the Assignee at the rate set forth in Section 3.01(a) of the DIP Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Commitment Commission through payment by the Assignee to the Assignor.

5 Insert "Not Applicable" in lieu of text if no portion of the Total Commitment is being assigned. The Borrowers and the DIP Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in Section 3.01(b) of the DIP Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Letter of Credit Fees through payment by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 3
     Payment Instructions:

          ASSIGNOR:
                   _______________________
                   _______________________
                   _______________________
                   _______________________
                   Attention:
                   Telephone:
                   Telecopier:
                   Reference:

          ASSIGNEE:
                   _______________________
                   _______________________
                   _______________________
                   _______________________
                   Attention:
                   Telephone:
                   Telecopier:
                   Reference:

                                                                         Annex I
                                                                          Page 4

Accepted and Agreed:

[NAME OF ASSIGNEE]                         [NAME OF ASSIGNOR]


By_____________________________            By_____________________________
  _____________________________              _____________________________
      (Print Name and Title)                     (Print Name and Title)

                                                                       EXHIBIT L


                       [FORM OF CONFIDENTIALITY AGREEMENT]

                                                                          [DATE]


[Insert Name and Address of
the Prospective Assignee or Participant]


Ladies and Gentlemen:

     We refer to the Credit Agreement (the "DIP Credit Agreement") dated as of __________ ___, 1999 among PHILIP SERVICES CORP., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), PHILIP SERVICES (DELAWARE), INC., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower", and together with the Canadian Borrower, the "Borrowers"), certain subsidiaries of the Borrowers located in Canada and in the United States (the "Subsidiary Guarantors", and together with the Borrowers, the "Credit Parties"), Bankers Trust Company ("BTCo"), as administrative agent for the Lenders (in such capacity, the "DIP Agent"), Canadian Imperial Bank of Commerce and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the lenders from time to time parties to the DIP Credit Agreement (the "Lenders"). The Borrowers are applying to the Lenders for a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $100,000,000 (the "Financing"). All capitalized terms used herein but not defined herein shall have the meaning provided in the DIP Credit Agreement.

     As used herein, the term "Material" means any information concerning the Credit Parties which is furnished by or on behalf of the Credit Parties, provided that the term "Material" does not include information which (i) was or becomes generally available to the public other than as a result of a disclosure by the Credit Parties, or their employees, banks, agents or advisors, or (ii) was or becomes available on a non-confidential basis from a source other than the Credit Parties or their respective advisors provided that such source is not bound by a confidentiality agreement with the Credit Parties.

     We are prepared to provide you with a copy of [_________________] (the "Confidential Memorandum") and additional information ("Supplemental Materials") as necessary or which may be provided pursuant to the information provisions under the Credit Agreement. Pursuant to Section 12.13 of the Credit Agreement, we are required to have you, as a prospective assignee or participant in the Revolving Loans, enter into this Confidentiality Agreement (the "Agreement") before receiving the Confidential Memorandum and the Supplemental Materials. Such Materials will be made available to you upon your execution of

                                                                       Exhibit L
                                                                          Page 2

this Agreement. In consideration thereof, you agree that the Confidential Memorandum, the Supplemental Materials and all other Materials will be kept confidential, in accordance with your customary procedure for handling confidential information and in accordance with safe and sound banking practices, and not be used by you except in connection with the proposed Financing discussed above.

     You agree to cause your affiliates, directors, officers, employees, representatives, attorneys, accountants and advisors to be bound by the terms of this Agreement. This Agreement shall inure to the benefit of the Credit Parties.

     In this connection, we acknowledge that you may make disclosure (a) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state, provincial or federal regulatory body having or claiming to have jurisdiction over you or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States, Canada or elsewhere) or their successors, (b) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (c) in order to comply with any law, order, regulation or ruling applicable to you and (d) to the DIP Agent or the DIP Collateral Agents. You also agree to request confidential treatment of the Materials or the Supplemental Materials to the extent permitted by law.

                                                                       Exhibit L
                                                                          Page 3


     Please indicate your agreement to the foregoing at the place provided below.

                                        Very truly yours,

                                        [Insert Name of Lender]


                                        By_______________________________
                                           Title:

The foregoing is agreed to as
 of the date of this letter.


By _______________________________
     Title:



By _______________________________
     Title:

                                                                       EXHIBIT M

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - X IN RE :
                                                       CHAPTER 11
PHILIP SERVICES (DELAWARE), INC., ET AL.               CASE NO. 99-02385 (MFW)
                                                       (JOINTLY ADMINISTERED)
                                    DEBTORS.












    JOINT PLAN OF REORGANIZATION OF PHILIP SERVICES (DELAWARE), INC., ET AL.


                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS) David S. Kurtz
                      Jeffrey W. Linstrom
                      Timothy R. Pohl
                      333 W. Wacker Drive
                      Chicago, Illinois 60606-1285
                      (312) 407-0700

                               -and-

                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                      Gregg M. Galardi (I.D.#2991)
                      One Rodney Square
                      P.O. Box 636
                      Wilmington, Delaware  19899-0636
                      (302) 651-3000

                      Attorneys for Philip Services (Delaware), Inc., et al.




Dated:

                                TABLE OF CONTENTS

                                                                                                                       PAGE
TABLE OF
EXHIBITS..................................................................................................................vii

INTRODUCTION..............................................................................................................1

ARTICLE I.

         DEFINITIONS, RULES OF INTERPRETATION,
         COMPUTATION OF TIME AND GOVERNING LAW............................................................................1
         A.       Scope of Definitions; Rules of Construction.............................................................1
         B.       Definitions.............................................................................................1
         C.       Rules of Interpretation................................................................................11
         D.       Computation of Time....................................................................................12

ARTICLE II.

         CLASSIFICATION OF CLAIMS AND INTERESTS..........................................................................12
         A.       Introduction...........................................................................................12
         B.       Unclassified Claims....................................................................................12
                  1.  DIP Facility Claims................................................................................12
                  2.  Administrative Claims..............................................................................12
                  3.  Priority Tax Claims................................................................................12
         C.       Summary of Classified Claims and Interests.............................................................12
         D.       Classification of Unimpaired Classes of Claims and Interests ..........................................13
                  1.  Class 1:  Other Priority Claims....................................................................13
                  2.  Class 2:  Other Secured Claims.....................................................................13
                  3.  Class 3:  General Unsecured Claims.................................................................13
                  4.  Class 4:  Intercompany Claims of Non-Debtors.......................................................13
                  5.  Class 5:  Subsidiary Interests.....................................................................13
         E.       Classification of Impaired Classes of Claims and Interests.............................................13
                  1.  Class 6:  Secured Lender Claims....................................................................13
                  2.  Class 7:  All Impaired Unsecured Claims............................................................13
                  3.  Class 8A:  Old Common Shares.......................................................................13
                  4.  Class 8B:  Securities Claims in the Securities Actions.............................................13
                  5.  Class 8C:  Other Securities Claims.................................................................14
                  6.  Class 9:  Other Equity Securities..................................................................14

ARTICLE III.

         TREATMENT OF CLAIMS AND INTERESTS...............................................................................14
         A.       Unclassified Claims....................................................................................14
                  1.  DIP Facility Claims................................................................................14
                  2.  Administrative Claims..............................................................................14
                  3.  Priority Tax Claims................................................................................14
         B.       Unimpaired Classes of Claims and Interests.............................................................14
                  1.  Class 1:  Other Priority Claims....................................................................14
                  2.  Class 2:  Other Secured Claims.....................................................................15
                  3.  Class 3:  General Unsecured Claims.................................................................15
                  4.  Class 4:  Intercompany Claims of Non-Debtors.......................................................15
                  5.  Class 5:  Subsidiary Interests.....................................................................15
         C.       Impaired Classes Of Claims and Interests...............................................................15
                  1.  Class 6:  Secured Lender Claims....................................................................15
                  2.  Class 7:  Impaired Unsecured Claims................................................................16
                  3.  Class 8A:  Old Common Shares.......................................................................17
                  4.  Class 8B: Securities Claims in the Securities Actions..............................................17
                  5.  Class 8C: Other Securities Claims..................................................................17
                  6.  Class 9: Other Equity Securities...................................................................17
         D.       Special Provision Regarding Unimpaired Claims..........................................................17
         E.       Accrual Of Post-Petition Interest......................................................................17

ARTICLE IV.

         MEANS FOR IMPLEMENTATION OF THE PLAN............................................................................18

         A.       Continued Corporate Existence..........................................................................18
         B.       Corporate Action.......................................................................................18
                  1.  Cancellation of Old Securities and Agreements......................................................18
                  2.  Certificate of Incorporation and Bylaws............................................................18
                  3.  Restructuring Transactions.........................................................................18
                  4.  Shareholder Rights Plan............................................................................19
                  5.  Reverse Stock Split................................................................................19
                  6.  Shareholder Approval...............................................................................19
         C.       Plan Transactions .....................................................................................19
                  1.  New Securities.....................................................................................19
                  2.  New Senior Secured Debt............................................................................19
                  3.  New Guaranties.....................................................................................19
                  4.  Exit Facility......................................................................................20
         D.       Directors and Officers.................................................................................20
         E.       Revesting of Assets; Releases of Liens.................................................................20
         F.       Preservation of Rights of Action.......................................................................20
         G.       Effectuating Documents; Further Transactions...........................................................20
         H.       Exemption from Certain Transfer Taxes..................................................................20
         I.       Releases and Related Matters...........................................................................21
                  1.  Releases by Debtors................................................................................21
                  2.   Releases by Holders of Lender Claims, Claims and Interests........................................21
                  3.   Injunction Related to Releases....................................................................22
         J.       Substantive Consolidation for Purposes of Treating Impaired Claims.....................................22
         K.       Contribution and Indemnity Claims Other Than Assumed Indemnification Obligations.......................23
         L.       Assumed Indemnification Obligations....................................................................23

ARTICLE V.

         ACCEPTANCE OR REJECTION OF THE PLAN.............................................................................23
         A.       Classes Entitled to Vote...............................................................................23
         B.       Acceptance by Impaired Classes.........................................................................23
         C.       Cramdown...............................................................................................23

ARTICLE VI.

         SECURITIES TO BE ISSUED IN CONNECTION WITH THE PLAN.............................................................23

ARTICLE VII.

         PROVISIONS GOVERNING DISTRIBUTIONS..............................................................................24
         A.       Distributions for Claims Allowed as of the Effective Date..............................................24
         B.       Interest on Claims.....................................................................................24
         C.       Distributions by Disbursing Agent and the Indenture Trustee............................................24
         D.       Record Date for Distributions to Holders of Lender Claims and Old Debentures...........................24
         E.       Means of Cash Payment..................................................................................24
         F.       Calculation of Distribution Amounts....................................................................24
                  1.  New Common Shares..................................................................................25
                  2.  New Debt Securities................................................................................25
         G.       Delivery of Distributions..............................................................................25
         H.       Surrender of Securities and Instruments................................................................25
                  1.  Notes and Old Debentures...........................................................................25
                  2.  Lost, Mutilated or Destroyed Notes or Old Debentures...............................................25
                  3.  Failure to Surrender Canceled Note or Old Debentures...............................................26
         I.       Withholding and Reporting Requirements.................................................................26
         J.       Setoffs................................................................................................26

ARTICLE VIII.

         TREATMENT OF EXECUTORY CONTRACTS
         AND UNEXPIRED LEASES............................................................................................26
         A.       Assumed Contracts and Leases...........................................................................26
         B.       Payments Related to Assumption of Contracts and Leases.................................................27
         C.       Rejected Contracts and Leases..........................................................................27
         D.       Compensation and Benefit Programs......................................................................27

ARTICLE IX.

         PROCEDURES FOR RESOLVING DISPUTED,
         CONTINGENT, AND UNLIQUIDATED CLAIMS AND DISPUTED INTERESTS......................................................27

                                       ii

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
         A.       Prosecution of Objections..............................................................................27
         B.       No Distributions Pending Allowance.....................................................................27
         C.       Disputed Class 7 Distribution Reserve..................................................................27
         D.       Distributions After Allowance of Class 7 Claim.........................................................28
         E.       Distribution Procedures for Class 8 Claims and Interests...............................................28

ARTICLE X.

         CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN...............................................28
         A.       Conditions To Confirmation.............................................................................28
         B.       Conditions to Effective Date...........................................................................28
         C.       Waiver of Conditions...................................................................................29

ARTICLE XI.

         MODIFICATIONS AND AMENDMENTS....................................................................................30

ARTICLE XII.

         RETENTION OF JURISDICTION.......................................................................................30

ARTICLE XIII.

         COMPROMISES AND SETTLEMENTS.....................................................................................31

ARTICLE XIV.

         MISCELLANEOUS PROVISIONS........................................................................................31
         A.       Bar Dates For Certain Post-Petition Claims.............................................................31
                  1.  Administrative Claims; Substantial Contribution Claims.............................................31
                  2.  Professional Fee Claims............................................................................32
         B.       Payment of Statutory Fees..............................................................................32
         C.       Severability of Plan Provisions........................................................................32
         D.       Successors and Assigns.................................................................................32
         E.       Releases and Satisfaction of Subordination Rights......................................................32
         F.       Discharge of the Debtors; Injunction...................................................................32
                  1.  Discharge..........................................................................................32
                  2.  Injunction.........................................................................................33
         G.       Committees.............................................................................................33
         H.       Exculpation and Limitation of Liability; Indemnity.....................................................34
         I.       Binding Effect.........................................................................................35
         J.       Revocation, Withdrawal or Non-Consummation.............................................................35
         K.       Plan Supplement........................................................................................35
         L.       Notices................................................................................................35
         M.       Payment of Certain Fees and Expenses...................................................................35
         N.       Prepayment.............................................................................................36
         O.       Term of Injunctions or Stays...........................................................................36
         P.       Governing Law..........................................................................................36

                                      iii

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                                       iv

                               TABLE OF EXHIBITS


EXHIBIT                                     NAME

    A                      List of Subsidiary Debtors

    B                      List of Impaired Unsecured Claims

    C                      Summary of Terms of New Unsecured Convertible Notes

                                  INTRODUCTION

         Philip Services (Delaware), Inc., a Delaware corporation ("PSI"), Philip Services Corp., an Ontario corporation ("PSC"), and those entities listed on Exhibit A hereto (the "Subsidiary Debtors") hereby propose the following joint plan of reorganization (the "Plan") for the resolution of their outstanding creditor Claims and equity Interests. Reference is made to the Disclosure Statement (as that term is defined herein), distributed contemporaneously herewith, for a discussion of the Debtors' history, businesses, properties, results of operations, projections for future operations, risk factors, a summary and analysis of the Plan, and certain related matters, including the New Securities to be issued under the Plan. The Debtors are the proponents of this Plan within the meaning of section 1129 of the Bankruptcy Code.

         All holders of Claims and all holders of Interests are encouraged to read this Plan and the Disclosure Statement in their entirety before voting to accept or reject this Plan. Subject to certain restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Fed. R. Bankr. P. 3019 and
Article XI of this Plan, the Debtors reserve the right to alter, amend, modify, revoke or withdraw this Plan prior to its substantial consummation.


                                   ARTICLE I.

                      DEFINITIONS, RULES OF INTERPRETATION,
                      COMPUTATION OF TIME AND GOVERNING LAW

A.       SCOPE OF DEFINITIONS; RULES OF CONSTRUCTION

         For purposes of this Plan, except as expressly provided or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings ascribed to them in Article I of this Plan. Any term used in this Plan that is not defined herein, but is defined in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules. Whenever the context requires, such terms shall include the plural as well as the singular number, the masculine gender shall include the feminine, and the feminine gender shall include the masculine.

B.       DEFINITIONS

         1.1 "Account Intermediaries" means (a) CIBC in its capacity as the provider of the CIBC Bank Account Services and (b) Comerica and its Affiliates in their respective capacities as the providers of Comerica Bank Account Services.

         1.2 "Administrative Claim" means a Claim for payment of an administrative expense of a kind specified in section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority pursuant to section 507(a)(1) of the Bankruptcy Code, including, but not limited to, (a) the actual, necessary costs and expenses, incurred after the Petition Date, of preserving the Estates and operating the businesses of the Debtors, including wages, salaries or commissions for services rendered after the commencement of the Chapter 11 Cases, (b) Professional Fee Claims, (c) all fees and charges assessed against the Estates under 28 U.S.C. ss. 1930 and (d) all Allowed Claims that are entitled to be treated as Administrative Claims pursuant to a Final Order of the Bankruptcy Court under section 546(c)(2)(A)of the Bankruptcy Code.

         1.3 "Allowed Claim" means a Claim or any portion thereof (a) as to which no objection to allowance or request for estimation has been interposed on or before the Effective Date or the expiration of such other applicable period of limitation fixed by the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court, (b) as to which any objection to its allowance has been settled, waived through payment, or withdrawn, or has been denied by a Final Order, (c) that has been allowed by a Final Order, (d) as to which the liability of the Debtors, or any of them, and the amount thereof are determined by final order of a court of competent jurisdiction other than the Bankruptcy Court, or
(e) that is expressly allowed in a liquidated amount in the Plan; provided, however, that, with respect to an Administrative Claim, "Allowed Claim" means an Administrative Claim allowed in accordance with Section XIV.A of this Plan; provided further, however, that all Class 1, 2, 3 and 4 Claims, if any, shall, except as otherwise provided herein, be treated for all purposes as if the Chapter 11 Cases were not filed, and the determination of whether any such Claims shall be allowed and/or the amount of any such Claims (as to which no proof of Claim need be filed) shall be determined, resolved or adjudicated, as the case may be, in the manner in which such Claim would have been determined, resolved or adjudicated if the Chapter 11 Cases had not been commenced.

         1.4 "Allowed" means, when used in reference to a Claim or Interest within a particular Class, an Allowed Claim or Allowed Interest of the type described in such Class.

         1.5 "Allowed Class . . . Claim" means an Allowed Claim in the particular Class described.

         1.6 "Allowed Class . . . Interest" means an Interest in the particular Class described (a) that has been allowed by a Final Order, (b) for which (i) no objection to its allowance has been filed within the periods of limitation fixed by the Bankruptcy Code or by any Final Order of the Bankruptcy Court or (ii) any objection to its allowance has been settled or withdrawn, or (c) that is expressly allowed in the Plan.

         1.7 "Amended and Restated Term Credit Agreement" means collectively, the Amended and Restated Credit Agreement, together with ancillary documents, to be entered into among Reorganized PSC and Reorganized PSI and holders of Secured Lender Claims as of the Effective Date, pursuant to which the New Senior Secured Term Debt and New Secured PIK Debt will be governed, which agreement shall be substantially in the form included in the Plan Supplement.

         1.8 "Amended Certificates of Incorporation and Bylaws" means the Reorganized Debtors' certificates of incorporation and bylaws, as amended by the Plan.

         1.9 "Assumed Indemnification Obligations" means (a) the obligations of PSC pursuant to section 7.02 of its bylaws to indemnify current and former directors and officers), on the terms and subject to the limitations described therein, if and to the extent that such indemnification is permissible under the Ontario Business Corporations Act or such other applicable governing corporate statute and (b) the obligations of the Debtors other than PSC to indemnify current and former directors and officers under their respective bylaws to the extent such indemnification obligations are not more expansive than those of PSC under section 7.02 of its bylaws if and to the extent such indemnification is permissible under the applicable governing corporate statute of the applicable Debtor; in each case, including any affirmative obligation of the Debtors to indemnify current and former directors and officers in connection with any governmental, regulatory or enforcement investigation or action.

         1.10 "Ballots" means each of the ballot forms distributed with the Disclosure Statement to holders of Impaired Claims and/or Interests entitled to vote under Article II hereof in connection with the solicitation of acceptances of the Plan.

         1.11 "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as now in effect or hereafter amended.

         1.12 "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware or such other court as may have jurisdiction over the Chapter 11 Cases.

         1.13 "Bankruptcy Rules" means collectively the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, the Federal Rules of Civil Procedure, as amended, as applicable to the Chapter 11 Cases or proceedings therein, and the Local Rules of the Bankruptcy Court, as applicable to the Chapter 11 Cases or proceedings therein, as the case may be.

         1.14     "BTCo" means Bankers Trust Company.

         1.15 "Bar Date(s)" means the date(s), if any, designated by the Bankruptcy Court as the last dates for filing Proofs of Claim or Interest against the Debtors.

         1.16 "Business Day" means any day, excluding Saturdays, Sundays or "legal holidays" (as defined in Fed. R. Bankr. P. 9006(a)), on which commercial banks are open for business in New York, New York.

         1.17 "Canadian Bankruptcy Court" means the Ontario Superior Court of Justice.

         1.18 "Canadian Debtors" means PSC and the Subsidiaries that have commenced proceedings in the Canadian Bankruptcy Court under the CCAA.

         1.19 "Canadian Impaired Unsecured Claims" means the claims against the Canadian Debtors allowed by the Canadian Bankruptcy Court and classified as impaired unsecured claims under the Canadian Plan.

         1.20 "Canadian Plan" means the Plan of Compromise and Arrangement proposed by the Canadian Debtors in their CCAA proceedings.

         1.21 "Cash" means legal tender of the United States or equivalents thereof.

         1.22 "CCAA" means the Companies' Creditors Arrangement Act (Canada).

         1.23 "Chapter 11 Cases" means the jointly administered Chapter 11 cases of the Debtors.

         1.24 "Chazen Actions" means the actions filed by a group of former shareholders of the Southern-Foundry Supply group of companies captioned Gary D. Chazen, Robert G. Chazen, Julius L. Chazen and Ruth E. Chazen v. Philip Metals Inc., et al., Case No:99 Civ. 2797 (MBM) (S.D.N.Y.) (dismissed); and Stephen M. Chazen v. Philip Metals Inc., previously known as Philip Metals (Ohio) Inc., Philip Services Corp., Allen Fracassi, and Robert Waxman, No: CV9801642, in the Circuit Court of Jefferson County, Alabama (subsequently dismissed in favor of arbitration), and any and all actions that could be asserted by such Plaintiffs based upon the facts that have been or could be alleged in these actions or any other facts arising out of the acquisition by PSC of the Southern-Foundry Supply group of companies.

         1.25     "Chazen Claims" means any Claims arising out of the Chazen
Actions.

         1.26     "CIBC" means Canadian Imperial Bank of Commerce.

         1.27 "CIBC Bank Account Services" means "CIBC Bank Account Services" as defined in the Pre-Petition Credit Agreement.

         1.28 "Claim" means a claim against the Debtors, or any of them, whether or not asserted, as defined in section 101(5) of the Bankruptcy Code.

         1.29 "Claims Objection Deadline" means the last day for filing objections to Disputed Claims (other than Claims set forth in Section 1.54(a)), which day shall be 30 days after the filing of a Proof of Claim for such Claim.

         1.30 "Claims Estimation Deadline" means the last day for filing a request for estimation of a Disputed Class 7 Claim for the purpose of establishing the Disputed Class 7 Claims Reserve, which day shall be 15 days after the Confirmation Date.

         1.31 "Class" means a category of holders of Claims or Interests, as described in Article II below.

         1.32 "Class 7 Distribution Date" means the date, occurring as soon as practicable after the Effective Date, upon which distributions are made by the Reorganized Debtors to holders of Allowed Class 7 Claims; provided, however, that in no event shall the Class 7 Distribution Date occur prior to the estimation of all Disputed Class 7 Claims for the purpose of establishing the Disputed Class 7 Distribution Reserve as set forth in Section IX.C.

         1.33 "Class 7 Election" means that election to be made by Qualifying Class 7 Creditors on the Ballot to be submitted on or before the Voting Deadline as to a distribution of New Unsecured PIK Notes or New Unsecured Convertible Notes pursuant to Section III.C.2.

         1.34 "Class 8 Solicitation Order" means a Final Order of the Bankruptcy Court or other court of competent jurisdiction in form and substance satisfactory to PSC providing that Class 8 is not entitled to vote on the Plan and Class 8 is deemed to have rejected the Plan.

         1.35 "Collateral" means any property or interest in the property of a Debtor's Estate subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

         1.36 "Comerica Bank Account Services" means "Comerica Bank Account Services" as defined in the Pre-Petition Credit Agreement.

         1.37 "Confirmation" means entry by the Bankruptcy Court of the Confirmation Order.

         1.38 "Confirmation Date" means the date of entry by the clerk of the Bankruptcy Court of the Confirmation Order.

         1.39 "Confirmation Hearing" means the hearing to consider confirmation of the Plan under section 1128 of the Bankruptcy Code.

         1.40 "Confirmation Order" means the order entered by the Bankruptcy Court confirming the Plan.

         1.41 "Credit Documents" means the "Credit Documents" as defined in the Pre-Petition Credit Agreement.

         1.42 "Creditor" means any Person who holds a Claim against any of the Debtors.

         1.43 "Creditors' Committee" means the committee of unsecured creditors appointed pursuant to section 1102(a) of the Bankruptcy Code in the Chapter 11 Cases.

         1.44 "Cure" means the distribution of Cash, or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court, with respect to the assumption of an executory contract or unexpired lease, pursuant to section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties, under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable bankruptcy law.

         1.45 "Debtor(s)" means individually PSI, PSC and each of the Subsidiary Debtors, and collectively, PSI, PSC and the Subsidiary Debtors, including in their capacity as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code, and as reorganized hereunder.

         1.46 "Deloitte & Touche" means Deloitte & Touche, its successors and affiliates.

         1.47 "Dilution" means dilution subsequent to the Effective Date (a) to the extent necessary to give effect to the convertibility of the New Secured PIK Debt, the New Unsecured Convertible Notes and the exercise of the Management Options or (b) otherwise as a result of the issuance of common shares, implementation of other management incentive programs or other action taken by the board of directors of Reorganized PSC.

         1.48 "DIP Agent" means BTCo, in its capacity as administrative agent under the DIP Facility Agreement.

         1.49 "DIP Co-Arrangers" means BTCo and CIBC, in their capacities as co-arrangers of the DIP Facility.

         1.50 "DIP Facility" means the debtor-in-possession credit facility to be provided to the Debtors during the Chapter 11 Cases in the principal amount of $100 million of available credit, pursuant to the DIP Facility Agreement.

         1.51 "DIP Facility Agreement" means the Credit Agreement between PSC and PSI as borrowers, the Subsidiary Debtors as guarantors, certain other Subsidiaries as guarantors, the DIP Agent, and the DIP Co-Arrangers, and the other lender signatories thereto.

         1.52 "DIP Facility Claim" means a Claim arising under or as a result of the DIP Facility.

         1.53 "Disbursing Agent" means Reorganized PSC or any party designated by Reorganized PSC, in its sole discretion, to serve as a disbursing agent under the Plan and, with respect to the Old Debentures, shall mean the indenture trustee under the Old Indenture.

         1.54 "Disclosure Statement" means the written disclosure statement that relates to the Plan, as amended, supplemented or modified from time to time and that is prepared and distributed in accordance with section 1125 of the Bankruptcy Code and Fed. R. Bankr. P. 3018.

         1.55 "Disputed Class 7 Claim" means any Class 7 Claim which has not been Allowed pursuant to the Plan or a Final Order of the Bankruptcy Court, and

                  (a) if no Proof of Claim has been, or is deemed to have been, filed by the applicable Bar Date, which has been or hereafter is listed on the Impaired Unsecured Claims List as unliquidated, contingent or disputed, and which has not been resolved by written agreement of the parties or an order of the Bankruptcy Court;

                  (b) if a Proof of Claim has been filed, or is deemed to have been, filed by the applicable Bar Date (i) a Claim for which a corresponding Class 7 Claim has been listed on the Impaired Unsecured Claims List as unliquidated, contingent or disputed; (ii) a Class 7 Claim for which a corresponding Class 7 Claim has been listed on the Impaired Unsecured Claims list as other than unliquidated, contingent or disputed, but the amount of such Class 7 Claim as asserted in the Proof of Claim varies from the amount of such Claim as listed in the Impaired Unsecured Claims List; (iii) a Class 7 Claim listed on the Impaired Unsecured Claims List for which a Proof of Claim has or has not been filed to which a party in interest has timely filed an objection to such Class 7 Claim in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules and any orders of the Bankruptcy Court; or (iv) as to which a Debtor or other party in interest has timely filed an objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules, and any orders of the Bankruptcy Court, by the Claims Estimation Deadline, or which is otherwise disputed by a Debtor in accordance with applicable law, which objection, request for estimation or dispute has not been withdrawn, or determined by a Final Order;

                  (c) for which a Proof of Claim was required to be filed by order of the Bankruptcy Court but as to which a Proof of Claim was not timely or properly filed; or

                  (d) that is disputed in accordance with the provisions of this Plan.

         1.56 "Disputed Class 7 Claim Amount" means (a) if a liquidated amount is set forth in the Proof of Claim relating to a Disputed Class 7 Claim, (i) the liquidated amount set forth in the Proof of Claim relating to the Disputed Class 7 Claim; (ii) an amount agreed to by the Debtors and the holder of such Class 7 Disputed Claim; or (iii) if a request for estimation is filed by the Debtors or other parties in interest by the Claims Estimation Deadline, the amount at which such Claim is estimated by the Bankruptcy Court; (b) if no liquidated amount is set forth in the Proof of Claim relating to a Disputed Class 7 Claim, (i) an amount agreed to by the Debtors and the holder of such Class 7 Disputed Claim or
(ii) the amount estimated by the Bankruptcy Court with respect to such Disputed Class 7 Claim, provided, however, that the Debtors or other parties in interest must file a request for estimation of such Disputed Class 7 Claim no later than the Claims Objection Deadline; or (c) if the Claim was listed on the Impaired Unsecured Claims List as unliquidated, contingent or disputed and no Proof of Claim was filed, or deemed to have been filed, by the applicable Bar Date and the Claim has not been resolved by written agreement of the parties or an order of the Bankruptcy Court, zero.

         1.57 "Disputed Class 7 Distribution Reserve" means the reserve, if any, established and maintained by the Disbursing Agent, into which the Reorganized Debtors shall deposit the amount of New Unsecured PIK Notes, New Unsecured Convertible Notes and New Common Shares that would have been distributed on the Class 7 Distribution Date to holders of Disputed Class 7 Claims if such Claims had been undisputed or noncontingent Claims on the Class 7 Distribution Date, pending the allowance of such Claims.

         1.58 "Distribution Date" means the date, occurring as soon as practicable after the Effective Date, upon which distributions are made by the Reorganized Debtors, to holders of Allowed DIP Facility, Allowed Administrative, Allowed Priority Tax and Allowed Class 6 Claims; provided, however, that in no event shall the Distribution Date occur later than thirty (30) Business Days after the Effective Date.

         1.59 "Distribution Record Date" means the record date for purposes of making distributions under the Plan on account of Allowed Claims or Interests, which date shall be the Confirmation Date or such other date designated in the Confirmation Order.

         1.60 "Effective Date" means the Business Day on which all conditions to the consummation of the Plan as set forth in Section X.B hereof have been satisfied or waived as provided in Section X.C hereof and is the effective date of the Plan.

         1.61 "Estate(s)" means individually the estate of each Debtor in the Chapter 11 Cases, and, collectively, the estates of all Debtors in the Chapter 11 Cases, created pursuant to section 541 of the Bankruptcy Code.

         1.62 "Excess Proceeds Account" means a separate interest-bearing account established by the DIP Agent into which Net Asset Sale Proceeds of all asset sales of PSC and the Subsidiaries consummated on or after the Petition Date are deposited and into which all proceeds at any time deposited into the Pre-Petition Proceeds Account (without giving effect to any disbursements from the Pre-Petition Proceeds Account prior to the Petition Date) in excess of $93,000,000 (after post-closing adjustments of no greater than $4,000,000 deposited into the Pre-Petition Proceeds Account with respect to the sale of certain assets of PSC's aluminum division prior to the Petition Date) shall also be deposited, which funds shall be held by the DIP Agent to be distributed in accordance with this Plan on the Effective Date.

         1.63 "Excluded Indemnification Obligations" means (i) the obligations of the Debtors to indemnify any current or former officers, directors or employees solely as to claims actually asserted as of the Petition Date, or claims asserted after the Petition Date in the following actions or in actions initiated after the Petition Date, in each case arising out of the same nucleus of operative facts alleged in the following actions as of the Petition Date: (A) the consolidated, putative class action entitled In re Philip Services, Corp Securities Litigation, 98 CV 835 (MBM), previously pending against PSC in the United States District Court for the Southern District of New York, the putative class action Menegon v. Philip Services Corp., et al., File No. 4166 CP 98 (Ontario Court, General Division), (B) the action filed by a group of former shareholders of the Steiner-Liff Metals group of companies on October 6, 1998, with the American Arbitration Association captioned In re Liff Arbitration, Case No. 39 Y 1680012 98 and the litigation styled Liff v. Chodos, Case No. 99 Civ. 1322 (MBM) (S.D.N.Y.) (dismissed and pending appeal), and (C) the actions filed by a group of former shareholders of the Southern-Foundry Supply group of companies captioned Gary D. Chazen, Robert G. Chazen, Julius L. Chazen and Ruth E. Chazen v. Philip Metals Inc., et al., Case No:99 Civ. 2797 (MBM) (S.D.N.Y.) (dismissed); and Stephen M. Chazen v. Philip Metals Inc., previously known as Philip Metals (Ohio) Inc., Philip Services Corp., Allen Fracassi, and Robert Waxman, No: CV9801642, in the Circuit Court of Jefferson County, Alabama (subsequently dismissed in favor of arbitration); (ii) any claims for reimbursement, contribution or indemnity that may be asserted by Robert Waxman, Drew Luntz, Andrew Luntz and John Luntz; and (iii) any claims for reimbursement, contribution or indemnity asserted by present or former professionals or advisors of the Debtors or Subsidiaries, including, without limitation, Deloitte & Touche, Morgan Stanley & Co., Incorporated, accountants, auditors, financial consultants, underwriters or attorneys as to claims arising out of the matters alleged in the Securities Actions, the Chazen Actions, the Liff Actions, or in any action initiated after the Petition Date based upon similar factual allegations or alleging similar causes of action and any indemnification obligation of such professionals or advisors of the kind described in section 510(b) of the Bankruptcy Code; provided, however, that "Excluded Indemnification Obligations" shall not include Assumed Indemnification Obligations in connection with any governmental, regulatory or enforcement investigation or action or Assumed Indemnification Obligations to pay the reasonable defense costs of any individual who was a director, officer or employee of a Debtor as of the Petition Date in connection with any third party complaint or claim by Deloitte & Touche against such officer, director or employee in connection with any action commenced by the Debtors, the Reorganized Debtors or the Lenders against Deloitte & Touche arising out of the same nucleus of operative facts alleged in the Securities Actions, the Chazen Actions or the Liff Actions.

         1.64 "Exit Facility" means the new senior secured credit facility in an aggregate principal amount of approximately $125 million, which the Reorganized Debtors anticipate entering into as a condition to the consummation of the Plan.

         1.65     "Exit Lender(s)" means the lender(s) under the Exit Facility.

         1.66 "Face Amount" means (a) when used in reference to a Disputed Claim, the full stated amount claimed by the holder of such Claim in any Proof of Claim timely filed with the Bankruptcy Court or otherwise deemed timely filed by any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and (b) when used in reference to an Allowed Claim, the allowed amount of such Claim.

         1.67 "Final Order" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Chapter 11 Cases, the operation or effect of which has not been stayed, reversed, or amended and as to which order or judgment (or any revision, modification or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

         1.68 "General Unsecured Claim" means a Claim against the Debtors, that is not a DIP Facility Claim, Administrative Claim, Priority Tax Claim, Other Priority Claim, Other Secured Claim, Intercompany Claim of a Non-Debtor, Lender Claim or Impaired Unsecured Claim.

         1.69 "Impaired" means, when used with reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

         1.70 "Impaired Trade Claims" means Claims in excess of $50,000 of trade vendors who do not agree to continue to provide trade credit to the Debtors in accordance with terms provided prior to the Petition Date or who have not actually provided such terms during the Chapter 11 Cases.

         1.71 "Impaired Unsecured Claims" means collectively the Claims listed on the Impaired Unsecured Claims List, the Unsecured Lender Claims, the Old Debenture Claims, Impaired Trade Claims and Claims of parties to executory contracts and leases that are rejected in the Chapter 11 Cases.

         1.72 "Impaired Unsecured Claims List" means the list of Impaired Unsecured Claims attached hereto as Exhibit B as amended or supplemented from time to time.

         1.73 "Indenture Trustee" means First Union National Bank or its successor, in either case in its capacity as indenture trustee for the Old Debentures.

         1.74 "Intercompany Claim" means, as the case may be, any Claim of (a) any Subsidiary against a Debtor, (b) any Subsidiary against any other Subsidiary, or (c) PSC against any Subsidiary.

         1.75 "Interest" means (a) the legal, equitable, contractual and other rights of any Person (including any 401K plan or plan participant) with respect to Old Common Shares, Old Stock Options or any Other Equity Securities of any Debtor and (b) the legal, equitable, contractual or other rights of any Person to acquire or receive any of the foregoing.

         1.76 "Lender" means a "Lender" as defined in the Pre-Petition Credit Agreement, CIBC as Administrative Agent, BTCo as syndication agent, CIBC and BTCo as co-arrangers, and their individual successors and assigns.

         1.77 "Lender Claim" means a Claim of a Lender arising under or as a result of the Pre-Petition Credit Facility Agreements.

         1.78 "Lender Lock-up Agreement" means the letter agreement dated as of April 5, 1999, as amended and restated as of June 21, 1999, and as may be amended further subsequent to the date hereof, among PSC and the lenders signatories thereto with respect to the principal terms and conditions of this Plan.

         1.79 "Lien" means a charge against or interest in property to secure payment of a debt or performance of an obligation.

         1.80 "Liff Actions" means the action filed by a group of former shareholders of the Steiner-Liff Metals group of companies on October 6, 1998, with the American Arbitration Association captioned In re Liff Arbitration, Case No. 39 Y 168 00112 98, the litigation styled Liff v. Chodos, Case No. 99 Civ. 1322 (MBM) (S.D.N.Y.) (dismissed and pending appeal) and any and all actions that could be asserted by such Plaintiffs based upon the facts that have been or could be alleged in this action or any other facts arising out of the acquisition by PSC of the Steiner-Liff Metals group of companies.

         1.81 "Liff Claims"  means any Claims arising out of the Liff Actions.

         1.82 "Litigation Claims" means the claims, rights of action, suits, or proceedings, whether in law or in equity, whether known or unknown, that the Debtors or their Estates may hold against any Person, which are to be retained by the Reorganized Debtors pursuant to Section IV.F of this Plan as set forth in the Plan Supplement.

         1.83 "Management Option Agreement(s)" means the stock option agreement(s) to be entered into by Reorganized PSC and the Management Option Plan Participants, pursuant to which the Management Options will be granted.

         1.84 "Management Option Plan" means a stock option plan to be adopted by the Board of Directors of Reorganized PSC on or after the Effective Date.

         1.85 "Management Option Plan Participants" means the employees of Reorganized PSC entitled to participate in the Management Option Plan.

         1.86 "Management Options" means the options to be issued by Reorganized PSC to the Management Option Plan Participants to purchase PSC Common Shares pursuant to the provisions of the Management Option Agreement to be entered into under the Management Option Plan, subject to Dilution.

         1.87 "Net Asset Sale Proceeds" means the cash proceeds of asset sales of PSC and the Subsidiaries net only of reasonable costs and expenses and the payment of Other Secured Claims (excluding the Secured Claims of the Account Intermediaries) secured by Liens on such assets senior to the Liens securing the Secured Lender Claims on such assets.

         1.88 "Net Asset Sale Proceeds Pool" means the amount of cash in the Excess Proceeds Account equal to 66-2/3% of the first $200,000,000 of any Net Asset Sale Proceeds of the U.S. Ferrous division, if the US Ferrous division is sold, plus 75% of all other Net Asset Sale Proceeds in the Excess Proceeds Account.

         1.89 "New Common Shares" means shares of common shares of Reorganized PSC authorized under Section IV.C.1 of the Plan, and for the purposes of the Reverse Stock Split, shall include the shares of common shares of Reorganized PSC, if any, to be retained by holders of Allowed Class 8A Interests under the Plan.

         1.90 "New Debt Securities" means collectively the New Secured PIK Debt, the New Unsecured PIK Notes and the New Unsecured Convertible Notes.

         1.91 "New Guaranties" means collectively the secured guaranties of the Reorganized Subsidiary Debtors (in existence after giving effect to the Restructuring Transactions) and the other Restricted Subsidiaries to be entered into as of the Effective Date to guaranty and secure the New Senior Secured Term Debt and the New Secured PIK Debt.

         1.92 "New Securities" means collectively the New Common Shares, New Secured PIK Debt, New Unsecured PIK Notes, New Unsecured Convertible Notes and Management Options.

         1.93 "New Secured PIK Debt" means the 10% Secured Convertible PIK Debt due 2004 of Reorganized PSC, in the aggregate principal amount of $100 million, to be issued and distributed pursuant to the Plan on the Distribution Date and governed by the terms of the Amended and Restated Term Credit Agreement, the original face amount of which are convertible until maturity at the option of the holders into 25% of the PSC Common Shares, in the aggregate, on a fully diluted basis as of the Effective Date and having usual anti-dilution provisions applicable in a public offering of convertible debt, including giving effect to the issuance of any PSC Common Shares under the Shareholder Rights Plan.

         1.94 "New Senior Secured Term Debt" means the secured term debt of Reorganized PSI due 2004, to be governed by the terms of the Amended and Restated Term Credit Agreement, to be distributed under the Plan on the Distribution Date in the aggregate principal amount of $250 million minus an amount equal to the Net Asset Sale Proceeds Pool.

         1.95 "New Unsecured Convertible Notes" means the 3% Unsecured Convertible Notes due 2019 of Reorganized PSC, to be governed by the terms of the New Unsecured Convertible Notes Indenture, in an aggregate face amount not to exceed $18 million, to be issued and distributed pursuant to the Plan on the Class 7 Distribution Date, and having the terms set forth in Exhibit C; provided, however, that no New Unsecured Convertible Notes will be issued if Class 7 votes to reject the Plan.

         1.96 "New Unsecured Convertible Notes Indenture" means the indenture to be entered into between Reorganized PSC and an entity to be selected prior to the Effective Date, as indenture trustee, under which the New Unsecured Convertible Notes shall be issued, which indenture shall be substantially in the form included in the Plan Supplement.

         1.97 "New Unsecured PIK Notes Indenture" means the indenture to be entered into between Reorganized PSC and an entity to be selected prior to the Effective Date, as indenture trustee, under which the New Unsecured PIK Notes shall be issued, which indenture shall be substantially in the form included in the Plan Supplement.

         1.98 "New Unsecured PIK Notes" means the 6% Unsecured PIK Notes due 2009 of Reorganized PSC, in the aggregate principal amount not to exceed $60 million, to be issued and distributed pursuant to the Plan on the Class 7 Distribution Date and governed by the terms of the New Unsecured PIK Notes Indenture; provided, however, that no New Unsecured PIK Notes will be issued if Class 7 votes to reject the Plan and the class of holders of Canadian Impaired Unsecured Claims votes to reject the Canadian Plan.

         1.99 "Old Common Shares" means the common shares of PSC issued and outstanding as of the Petition Date.

         1.100 "Old Debentures" means the 7 1/4% Convertible Subordinated Debentures due 2014, issued and outstanding under the Old Indenture.

         1.101 "Old Indenture" means the Indenture, dated June 1, 1989, between Allwaste, Inc. and TCT, as trustee, as modified by the First Supplemental Indenture, dated as of July 30, 1997, between Allwaste, Inc., PSC and TCT, as trustee, pursuant to which the Old Debentures were issued and are outstanding.

         1.102 "Old Securities" means collectively the Old Common Shares, the Other Equity Securities and the Old Debentures.

         1.103 "Old Stock Options" means the outstanding options to purchase Old Common Shares, as of the Petition Date.

         1.104 "Ordinary Course Professionals' Order" means an order entered by the Bankruptcy Court authorizing the Debtors, or any of them, to retain, employ and pay certain professionals, as specified in the order, which are not involved in the administration of the Chapter 11 Cases, in the ordinary course of business, without further order of the Bankruptcy Court.

         1.105 "Other Equity Securities" means collectively the Old Stock Options, together with any other options, warrants, conversion rights, rights of first refusal or other rights, contractual or otherwise, to acquire or receive any Old Common Shares or other ownership interests in any Debtor or of an affiliate of any Debtor, and any contracts, subscriptions, commitments or agreements pursuant to which the non-debtor party was or could have been entitled to receive shares, securities or other ownership interests in any Debtor, excluding Subsidiary Interests.

         1.106 "Other Priority Claim" means a Claim entitled to priority pursuant to section 507(a) of the Bankruptcy Code other than a DIP Facility Claim, a Priority Tax Claim or an Administrative Claim.

         1.107 "Other Secured Claims" means collectively the Secured Claims of the Account Intermediaries and all other Secured Claims against the Debtors, as the case may be, other than the Secured Lender Claims included in Class 6.

         1.108 "Other Securities Claims" means the Chazen Claims, Liff Claims, and any and all Claims arising from the recission or right of recission of a purchase or sale of a security or Interest of any Debtor or of an affiliate of any Debtor, or for damages arising from the purchase or sale of such a security or Interest (excluding the Securities Claims classified in Class 8B) or for reimbursement, indemnification or contribution allowed under section 502 of the Bankruptcy Code on account of such Claims or on account of the Securities Actions or any actions initiated after the Petition Date that may be subordinated pursuant to section 510(b) of the Bankruptcy Code (including, without limitation, Excluded Indemnification Obligations) if not disallowed pursuant to Section IV.K; provided, however, that "Other Securities Claims" shall not include Assumed Indemnification Obligations.

         1.109 "Person" means Person as defined in section 101 (41) of the Bankruptcy Code.

         1.110 "Petition Date" means the dates on which the Debtors filed their petitions for relief commencing the Chapter 11 Cases.

         1.111 "Phencorp" means Phencorp International Finance Inc.

         1.112 "Plan" means this Chapter 11 reorganization plan and all exhibits annexed hereto or referenced herein, as the same may be amended, modified or supplemented from time to time with the consent of the Required Lenders.

         1.113 "Plan Supplement" means the compilation of documents and forms of documents specified in the Plan which will be filed with the Bankruptcy Court not later than five (5) Business Days prior to date of the commencement of the Confirmation Hearing.

         1.114 "Pre-Petition Credit Agreement" means the Credit Agreement dated as of August 11, 1997, among PSC, as borrower in Canada, PSI, as borrower in the United States, the Lenders, CIBC, as administrative agent for the Lenders, BTCo, as syndication agent, and CIBC and BTCo, as co-arrangers, as amended by amending agreements dated as of October 31, 1997, February 19, 1998, June 24, 1998, October 20, 1998, and December 4, 1998.

         1.115 "Pre-Petition Credit Facility Agreements" mean the Pre-Petition Credit Agreement, the Credit Documents and the Lender Lock-up Agreement.

         1.116 "Pre-Petition Proceeds Account" means the account established under the Proceeds Agreement into which proceeds of certain asset sales were deposited prior to the Petition Date.

         1.117 "Priority Tax Claim" means a Claim that is entitled to priority pursuant to section 507(a)(8) of the Bankruptcy Code.

         1.118 "Proceeds Agreement" means the Proceeds Agreement dated April 5, 1999, as amended, made by and among PSC, the Subsidiaries and the Lenders.

         1.119 "Professional" means any professional employed in the Chapter 11 Cases pursuant to section 327 or 1103 of the Bankruptcy Code or otherwise and any professionals seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

         1.120 "Professional Fee Claim" means a Claim of a Professional for compensation or reimbursement of costs and expenses relating to services incurred after the Petition Date and prior to and including the Effective Date.

         1.121 "Pro Rata" means, at any time, the proportion that the Face Amount of a Claim in a particular Class bears to the aggregate Face Amount of all Claims (including Disputed Claims) in such Class, unless the Plan provides otherwise.

         1.122 "Proof of Claim" means collectively (i) the proof of claim that must be filed by certain holders of Impaired Unsecured Claims pursuant to an Order of the Bankruptcy Court entered on June 28, 1999, and (ii) any other proof of claim filed in the Chapter 11 Cases as required by the Plan, the Bankruptcy Code, the Bankruptcy Rules or any order of the Bankruptcy Court.

         1.123 "Protocol" means the Cross-Border Insolvency Protocol entered in the Chapter 11 Cases and the CCAA cases of the Canadian Debtors.

         1.124 "PSC Common Shares" means the common shares of Reorganized PSC outstanding after giving effect to the issuance of the New Common Shares and the Reverse Stock Split.

         1.125 "Qualifying Class 7 Creditors" means the holders of Class 7 Impaired Unsecured Claims other than CIBC and its affiliates that as of the Voting Record Date are holders of Impaired Unsecured Claims in a liquidated amount.

         1.126 "Registration Rights Agreement" means an agreement to be entered into between Reorganized PSC and certain holders of Allowed Lender Claims with respect to rights of registration as to the New Common Shares in substantially the form included in the Plan Supplement.

         1.127 "Reinstated" or "Reinstatement" means (i) leaving unaltered the legal, equitable and contractual rights to which a Claim or Interest entitles the holder of such Claim or Interest so as to leave such Claim or Interest unimpaired in accordance with section 1124 of the Bankruptcy Code or (ii) notwithstanding any contractual provision or applicable law that entitles the holder of such Claim or Interest to demand or receive accelerated payment of such Claim or Interest after the occurrence of a default (a) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code; (b) reinstating the maturity of such Claim or Interest as such maturity existed before such default; (c) compensating the holder of such Claim or Interest for any damages incurred as a result of any reasonable reliance by such holder on such contractual provision or such applicable law; or (d) not otherwise altering the legal, equitable or contractual rights to which such Claim or Interest entitles the holder of such Claim or Interest; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim or Interest is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by the Plan, or conditioning such transactions or actions on certain factors, shall not be required to be reinstated in order to accomplish Reinstatement.

         1.128 "Reorganized PSC" means PSC or its successor, on and after the Effective Date.

         1.129 "Reorganized PSI" means PSI, on and after the Effective Date.

         1.130 "Reorganized Debtor(s)" means individually any Debtor and collectively all Debtors, on or after the Effective Date.

         1.131 "Reorganized Subsidiary Debtor(s)" means individually any Debtor and collectively all Debtors, on or after the Effective Date.

         1.132 "Required Lenders" means the "Required Lenders" as defined in the Pre-Petition Credit Agreement.

         1.133 "Restricted Subsidiaries" means "Restricted Subsidiaries" as defined in the Pre-Petition Credit Agreement.

         1.134 "Restructuring Transactions" has the meaning ascribed thereto in
Section IV.B.3 hereof.

         1.135 "Reverse Stock Split" means the reverse stock split of Reorganized PSC to be implemented only if Class 7 votes to accept the Plan, which if so implemented shall be done simultaneously with the Effective Date pursuant to which each 273 New Common Shares shall be consolidated into one PSC Common Share and as a result 24,000,000 shares of PSC Common Shares will be issued and outstanding.

         1.136 "Schedules" means the schedules of assets and liabilities and the statements of financial affairs, if any, filed in the Bankruptcy Court by the Debtors as such schedules or statements as may be amended or supplemented from time to time in accordance with Fed. R. Bankr. P. 1009 or orders of the Bankruptcy Court.

         1.137 "Secondary Liability Claim" means a Claim that arises from a Debtor being liable as a guarantor of, or otherwise being jointly, severally, or secondarily liable for, any contractual, or tort, or other obligation of another Debtor, including any Claim based on (a) guaranties of collection, payment, or performance; (b) indemnity bonds, obligations to indemnify or obligations to hold harmless; (c) performance bonds; (d) contingent liabilities arising out of contractual obligations or out of undertakings (including any assignment or other transfer) with respect to leases, operating agreements or other similar obligations made or given by a Debtor relating to the obligations or performance of another Debtor; (e) vicarious liability; or (f) any other joint or several liability that any Debtor may have in respect of any obligation that is the basis of a Claim.

         1.138 "Secured Claim" means a Claim that is secured by a Lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim holder's interest in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code.

         1.139 "Secured Lender Claim" means a Secured Claim of a Lender arising under or as a result of the Pre-Petition Credit Facility Agreements.

         1.140 "Securities Act" means the Securities Act of 1933, 15 U.S.C.ss.ss.77a-77aa, as now in effect or hereafter amended.

         1.141 "Securities Actions" means collectively (i) the consolidated, putative class action entitled In re Philip Services Corp. Securities Litigation, 98 CV 835 (MBM), previously pending against PSC in the United States District Court for the Southern District of New York and (ii) the putative class action entitled Menegon v. Philip Services Corp., et al., File No. 4166 CP 98 (Ontario Court, General Division).

         1.142 "Securities Claim" means a Claim of any Person as to causes of action asserted in the Securities Actions or Claims arising out of the ownership of Old Common Shares, excluding the Other Securities Claims.

         1.143 "Security Agent" means the "Security Agent" as defined in the Pre-Petition Credit Agreement.

         1.144 "Shareholder Rights Plan" means the Shareholder Rights Plan to be implemented on the Effective Date for Reorganized PSC substantially in the form included in the Plan Supplement.

         1.145 "Subsidiaries" means collectively all of the direct and indirect subsidiaries of PSC.

         1.146 "Subsidiary Debtors" means the direct and indirect subsidiaries of PSC listed on Exhibit A.

         1.147 "Subsidiary Interests" means collectively the issued and outstanding shares of stock of the Subsidiaries as of the Petition Date.

         1.148 "Substantial Contribution Claim" means a claim for compensation or reimbursement of expenses incurred in making a substantial contribution in the Chapter 11 Cases pursuant to section 503(b)(3),(4) or (5) of the Bankruptcy Code.

         1.149    "TCT" means Texas Commerce Trust Company of New York.

         1.150 "Unimpaired" means, when used with reference to a Claim or Interest, a Claim or Interest that is not impaired within the meaning of section 1124 of the Bankruptcy Code.

         1.151 "Unimpaired Claim" means a Claim that is not an Impaired Claim.

         1.152 "Unsecured Lender Claim" means a Claim of a Lender arising under or as a result of the Pre-Petition Credit Facility Agreements that is not a Secured Lender Claim.

         1.153 "Voting Deadline" means the voting deadline on the Plan as set by an order of the Bankruptcy Court.

         1.154 "Voting Record Date" means the voting record date as to the Plan as set by an order of the Bankruptcy Court.

C.       RULES OF INTERPRETATION

         For purposes of the Plan (a) any reference in the Plan to a contract, instrument, release, indenture, or other agreement or document's being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (b) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified, or supplemented; (c) unless otherwise specified, all references in the Plan to Sections, Articles, Schedules, and Exhibits are references to Sections, Articles, Schedules, and Exhibits of or to the Plan; (d) the words "herein" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan; (e) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan, and (f) the rules of construction set forth in section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply.

D.       COMPUTATION OF TIME

         In computing any period of time prescribed or allowed by the Plan, the provisions of Fed. R. Bankr. P. 9006(a) shall apply.


                                   ARTICLE II.

                     CLASSIFICATION OF CLAIMS AND INTERESTS

A.       INTRODUCTION

         The Plan is premised on the substantive consolidation of the Debtors only with respect to the treatment of Class 6, 7 and 8 Claims, as provided in
Section IV.J. The Plan does not contemplate the substantive consolidation of the Debtors with respect to the other Classes of Claims or Interests. All Claims and Interests, except DIP Facility Claims, Administrative Claims and Priority Tax Claims, are placed in the Classes set forth below. In accordance with section 1123(a)(1) of the Bankruptcy Code, DIP Facility Claims, Administrative Claims and Priority Tax Claims, as described below, have not been classified.

         A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes. A Claim is also placed in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released, or otherwise settled prior to the Effective Date.

B.       UNCLASSIFIED CLAIMS (NOT ENTITLED TO VOTE ON THE PLAN)

         1.  DIP Facility Claims

         2.  Administrative Claims

         3.  Priority Tax Claims

C.       SUMMARY OF CLASSIFIED CLAIMS AND INTERESTS

         Class                                                Status
Class 1 - Other Priority Claims                               Unimpaired - not entitled to vote
Class 2 - Other Secured Claims                                Unimpaired - not entitled to vote
Class 3 - General Unsecured Claims                            Unimpaired - not entitled to vote
Class 4 - Intercompany Claims of Non-Debtors                  Unimpaired (except for Intercompany Claims of Phencorp
                                                              against PSI, Luntz Acquisition (Delaware) Corporation, RESI
                                                              Acquisition (Delaware) Corporation and Industrial Services
                                                              Technology, Inc. ) - not entitled to vote (Phencorp deemed to accept)

Class 5 - Subsidiary Interests                                Unimpaired - not entitled to vote

Class 6 - Secured Lender Claims                               Impaired - entitled to vote

Class 7 - Impaired Unsecured Claims                           Impaired - entitled to vote

Class 8A - Old Common Shares                                  Impaired - entitled to vote, unless the Class 8 Solicitation
                                Order is entered

Class 8B - Securities Claims in the Securities Actions        Impaired - entitled to vote, unless the Class 8 Solicitation
                                                              Order is entered

Class 8C - Other Securities Claims                            Impaired - entitled to vote unless the Class 8 Solicitation
                                Order is entered

Class 9 - Other Equity Securities                             Impaired - deemed to reject

D. CLASSIFICATION OF UNIMPAIRED CLASSES OF CLAIMS AND INTERESTS (DEEMED TO HAVE ACCEPTED THE PLAN AND THEREFORE NOT ENTITLED TO VOTE)

         1.  Class 1:  Other Priority Claims

         Class 1 consists of all Other Priority Claims.

         2.  Class 2:  Other Secured Claims

         Class 2 consists of separate subclasses for each Other Secured Claim secured by a Lien upon property in which an Estate has an interest. Each subclass is deemed to be a separate Class for all purposes under the Bankruptcy Code.

         3.  Class 3:  General Unsecured Claims

         Class 3 consists of all General Unsecured Claims.

         4.  Class 4:  Intercompany Claims of Non-Debtors

         Class 4 consists of all Intercompany Claims of all Non-Debtors against Debtors.

         5.  Class 5:  Subsidiary Interests

         Class 5 consists of the Subsidiary Interests.

E. CLASSIFICATION OF IMPAIRED CLASSES OF CLAIMS AND INTERESTS. (Classes 6 and 7 are entitled to vote on the Plan. If the Class 8 Solicitation Order is entered, then Classes 8A, 8B and 8C will be deemed to have rejected the Plan and, therefore, will not be entitled to vote. If the Class 8 Solicitation Order is not entered, then Classes 8A, 8B and 8C will be entitled to vote.)

         1.  Class 6:  Secured Lender Claims

         Class 6 consists of all Secured Lender Claims. Notwithstanding anything contained in this Plan to the contrary, the Secured Lender Claims shall be deemed Allowed Class 6 Claims in the aggregate amount of $ ,000,000 plus accrued interest through the Petition Date.

         2.  Class 7:  All Impaired Unsecured Claims

         Class 7 consists of all Impaired Unsecured Claims.

         3.  Class 8A:  Old Common Shares

         Class 8A consists of the Interests of holders of Old Common Shares.

         4.  Class 8B:  Securities Claims in the Securities Actions

         Class 8B consists of all the Securities Claims of the putative plaintiffs in the Securities Actions.

         5.  Class 8C:  Other Securities Claims

         Class 8C consists of all Other Securities Claims.

         6.  Class 9:  Other Equity Securities

         Class 9 consists of the Interests of holders of Other Equity
         Securities.


                                  ARTICLE III.

                        TREATMENT OF CLAIMS AND INTERESTS

A.       UNCLASSIFIED CLAIMS

         1.  DIP Facility Claims

         On the Effective Date or the date such DIP Facility Claim becomes payable pursuant to any agreement between PSC and the holder of such DIP Facility Claim, each holder of an Allowed DIP Facility Claim shall receive in full satisfaction, settlement, release and discharge of and in exchange for such Allowed DIP Facility Claim (a) cash equal to the unpaid portion of such Allowed DIP Facility Claim or (b) such other treatment as to which PSC, with the consent of the Required Lenders, and such holder shall have agreed upon in writing.

         2.  Administrative Claims

         Except as otherwise provided for herein, and subject to the requirements of Section XIV.A hereof, on, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Administrative Claim becomes an Allowed Administrative Claim, or (iii) the date such Administrative Claim becomes payable pursuant to any agreement between a Debtor and the holder of such Administrative Claim, each holder of an Allowed Administrative Claim shall receive in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Administrative Claim (a) Cash equal to the unpaid portion of such Allowed Administrative Claim or (b) such other treatment as to which the applicable Debtor, with the consent of the Required Lenders, and such holder shall have agreed upon in writing; provided, however, that Administrative Claims with respect to liabilities incurred by a Debtor in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto.

         3.  Priority Tax Claims

         On, or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, each holder of an Allowed Priority Tax Claim shall receive in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Priority Tax Claim (a) with the consent of the Required Lenders, Cash equal to the unpaid portion of such Allowed Priority Tax Claim, (b) Cash payments over time in an aggregate principal amount equal to the amount of such Allowed Priority Tax Claim plus simple interest on the unpaid portion thereof at the rate of seven percent (7%) per annum from the Effective Date through the date of payment thereof, or (c) such other treatment as to which a Debtor, with the consent of the Required Lenders, and such holder shall have agreed upon in writing. Cash payments of principal shall be made in annual installments, each such installment amount being equal to ten percent (10%) of such Allowed Priority Tax Claim plus accrued and unpaid interest, with the first payment to be due on or before the first anniversary of the Effective Date, or as soon thereafter as is practicable, and subsequent payments to be due on the anniversary of the first payment date or as soon thereafter as is practicable; provided, however, that any installments remaining unpaid on the date that is six years after the date of assessment of the tax that is the basis for the Allowed Priority Tax Claim shall be paid on the first Business Day following such date, or as soon thereafter as is practicable, together with any accrued and unpaid interest to the date of payment; and provided further that the Debtors reserve the right to pay any Allowed Priority Tax Claim, or any remaining balance of any Allowed Priority Tax Claim, in full at any time on or after the Distribution Date without premium or penalty; and provided further that no holder of an Allowed Priority Tax Claim shall be entitled to any payments on account of any pre-Effective Date interest accrued on or penalty arising after the Petition Date with respect to or in connection with such Allowed Priority Tax Claim.

B.       UNIMPAIRED CLASSES OF CLAIMS AND INTERESTS

         1.  Class 1:  Other Priority Claims

         On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class 1 Other Priority Claim becomes an Allowed Class 1 Other Priority Claim, or (iii) the date such Class 1 Other Priority Claim becomes payable pursuant to any agreement between a Debtor and the holder of such Class 1 Other Priority Claim, each holder of an Allowed Class 1 Other Priority Claim shall receive in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 1 Other Priority Claim
(a) Cash equal to the unpaid portion of such Allowed Class 1 Other Priority Claim or (b) such other treatment as to which a Debtor, with the consent of the Required Lenders, and such holder shall have agreed upon in writing.

         2.  Class 2:  Other Secured Claims

         Each holder of a Class 2 Other Secured Claim shall be treated as a separate class for all purposes under this Plan, and each holder of an Allowed Class 2 Other Secured Claim shall receive the treatment set forth below in Option A or B. Except as to the Account Intermediaries, the Debtors specifically reserve all rights to challenge the validity, nature and perfection of any purported Liens and security interests.

         Option A: Allowed Class 2 Other Secured Claims with respect to which the applicable Debtor or the applicable Reorganized Debtor selects Option A will, subject to the consent of the Required Lenders, be paid in cash, in full, by the Reorganized Debtors, unless the holder of such Claim agrees to less favorable treatment.

         Option B: Allowed Class 2 Other Secured Claims with respect to which the applicable Debtor or Reorganized Debtor selects Option B will be Reinstated.

         The applicable Debtor or Reorganized Debtor will be deemed to have elected Option B as to Allowed Class 2 Other Secured Claims except those with respect to which the applicable Debtor, with the consent of the Required Lenders, elects Option A in writing prior to the Confirmation Hearing.

         3.  Class 3:  General Unsecured Claims

         Each holder of an Allowed Class 3 General Unsecured Claim shall, at the option of PSC, (a) have its Claim Reinstated or (b) receive such other treatment as to which the applicable Debtor or Reorganized Debtor, with the consent of the Required Lenders, and such holder shall have agreed upon in writing.

         4.  Class 4:  Intercompany Claims of Non-Debtors

         Except as provided herein, each holder of an Allowed Class 4 Intercompany Claim, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 4 Intercompany Claim, shall, in the sole discretion of the applicable Debtor or Reorganized Debtor, (a) have its Claim Reinstated or (b) receive such other treatment as the applicable Debtor or Reorganized Debtor, with the consent of the Required Lenders, and such holder have agreed upon in writing. The Intercompany Claim of Phencorp against PSI, Luntz Acquisition (Delaware) Corporation, and RESI Acquisition (Delaware) Corporation shall be deemed released and discharged on the Effective Date, and Phencorp shall not receive or retain any property under the Plan on account of such Intercompany Claims. Phencorp has agreed to accept the Plan.

         5.  Class 5:  Subsidiary Interests

         Subject to the Restructuring Transactions, all Class 5 Subsidiary Interests will be deemed Allowed Interests and Reinstated on the Effective Date, but the holders of the Class 5 Subsidiary Interests shall receive no distribution under the Plan on account of such Interests.

C.       IMPAIRED CLASSES OF CLAIMS AND INTERESTS

         1.  Class 6:  Secured Lender Claims

         On the Effective Date, the Pre-Petition Credit Facility Agreements shall be amended and restated by the Amended and Restated Term Credit Agreement without any further action by any party. Each holder of an Allowed Class 6 Secured Lender Claim, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 6 Secured Lender Claim, shall receive on or as soon as practicable after the Distribution Date its Pro Rata share of (a) the Net Asset Sale Proceeds Pool, (b) the New Secured PIK Debt, (c) the New Senior Secured Term Debt and (d) (i) if Class 7 votes to accept the Plan and the class of holders of Canadian Impaired Unsecured Claims votes to accept the Canadian Plan, 5,967,052,592 shares of the New Common Shares which shall be ninety-one percent (91%) or 21,840,000 shares of the PSC Common Shares issued and outstanding as of the Effective Date, after giving effect to the Reverse Stock Split, subject to Dilution, (ii) if Class 7 votes to reject the Plan and the class of holders of Canadian Impaired Unsecured Claims votes to reject the Canadian Plan, 24 million shares of New Common Shares which shall be one hundred percent (100%) of the PSC Common Shares issued and outstanding as of the Effective Date, subject to Dilution, (iii) if Class 7 votes to reject the Plan, but the class of holders of Canadian Impaired Unsecured Claims votes to accept the Canadian Plan, 22,800,000 shares of the New Common Shares which shall be ninety-five percent (95%) of the PSC Common Shares issued and outstanding as of the Effective Date plus an amount of PSC Common Shares equal to the aggregate number of the PSC Common Shares that would have been available for distribution to Class 7 had Class 7 voted to accept the Plan (based on the Debtors' estimate of the aggregate amount of Allowed Class 7 Claims), subject to Dilution, and an amount of New Unsecured PIK Notes equal to the amount that would have been distributed to Class 7 had Class 7 voted to accept the Plan (based on the Debtors' estimate of the aggregate amount of Allowed Class 7 Claims), or (iv) if Class 7 votes to accept the Plan, but the class of holders of Canadian Impaired Unsecured Claims votes to reject the Canadian Plan, 5,967,052,592 shares of the New Common Shares which shall be ninety-one percent (91%) or 21,840,000 shares of the PSC Common Shares issued and outstanding as of the Effective Date, after giving effect to the Reverse Stock Split, plus an amount of New Common Shares equal to the aggregate number of New Common Shares that would have been distributed to the class of holders of Canadian Impaired Unsecured Claims (based on the Debtors' estimate of the allowed amount of such Claims), subject to Dilution, and an amount of New Unsecured PIK Notes equal to the amount that would have been distributed to the class of holders of Canadian Impaired Unsecured Claims had such class voted to accept the Canadian Plan (based on the Debtors' estimate of the Allowed amount of such claims). The Secured Lender Claims shall be deemed Allowed Class 6 Claims in the aggregate amount of $______.

         On the Effective Date, Reorganized PSC shall record such holders of Allowed Class 6 Lender Claims as holders of record of such New Common Shares. Each holder of an Allowed Class 6 Secured Lender Claim shall vote the New Common Shares distributed to it under the Plan in favor of each of the matters set forth in Section IV.B.6 hereof.

         2.  Class 7:  Impaired Unsecured Claims

         On, or as soon as reasonably practicable after, the later of (i) the Class 7 Distribution Date or (ii) the date such Class 7 Claim becomes an Allowed Class 7 Claim,

                  (a) if the holders of Allowed Class 7 Claims vote to accept the Plan then each holder of an Allowed Class 7 Claim shall receive in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 7 Claim, its Pro Rata share of (i) subject to the Class 7 Election, $60 million of New Unsecured PIK Notes to be issued pursuant to
Section IV.C.1 of the Plan (to be shared with the class of holders of Canadian Impaired Unsecured Claims under the Canadian Plan) and (ii) 327,860,033 shares of the New Common Shares which shall be five percent (5%) or 1,200,000 shares of the PSC Common Shares issued and outstanding as of the Effective Date, after giving effect to the Reverse Stock Split, subject to Dilution (to be shared with the class of holders of Canadian Impaired Unsecured Claims under the Canadian
Plan), and the holders of Unsecured Lender Claims shall be deemed to have waived any and all distributions and benefit of any and all contractual subordination provisions in respect of the Old Debentures; or

                  (b) if the holders of Allowed Class 7 Claims vote to reject the Plan, then the holders of such Claims shall not receive or retain any property on account of such Claims.

         Qualifying Class 7 Creditors shall have the right to make the Class 7 Election if Class 7 votes to accept the Plan. The Class 7 Election shall entitle Qualifying Class 7 Creditors to elect to forgo their Pro Rata distribution of New Unsecured PIK Notes. If Class 7 votes to accept the Plan, Qualifying Class 7 Creditors electing New Unsecured Convertible Notes shall receive, in exchange for every $1.00 in face amount of New Unsecured PIK Notes that such Qualifying Class 7 Creditor would have received under the Plan, $1.50 in face amount of New Unsecured Convertible Notes. The aggregate of New Unsecured Convertible Notes shall not exceed $18 million.

         If Qualifying Class 7 Creditors elect to convert more than $12 million in aggregate face amount of New Unsecured PIK Notes into New Unsecured Convertible Notes, then each Qualifying Class 7 Creditor shall be entitled to its Pro Rata share of $18 million in face amount of New Unsecured Convertible Notes (with such Pro Rata determination to include only Claims of the Qualifying Class 7 Creditors electing the New Unsecured Convertible Notes), and such holders shall be deemed not to have made the Class 7 Election with respect to the balance of their Class 7 Claims.

         On the Effective Date, the Old Debentures, the Old Indenture and any agreement with respect to Impaired Unsecured Claims shall be terminated automatically without any further action by any party and shall no longer be of any force or effect.

         For purposes of distributions to holders of Class 7 Claims, except as otherwise set forth above, the Pro Rata calculations shall include in the determination of the Face Amount of all Claims in Class 7, (i) if the class of holders of Canadian Impaired Unsecured Claims votes to accept the Canadian Plan, the aggregate amount of all allowed Canadian Impaired Unsecured Claims or (ii) if the class of holders of Canadian Impaired Unsecured Claims votes to reject the Canadian Plan, the Debtors' estimate of the aggregate amount of all allowed Canadian Impaired Unsecured Claims. Canadian dollar ("CDN") Claims under the Canadian Plan will be converted to United States dollars ("USD") for purposes of distributions at a rate of $1. CDN per $1.0 USD.

         The Unsecured Lender Claims shall be deemed Allowed Class 7 Claims in the aggregate amount of $_______ plus accrued interest through the Petition Date.

         3.  Class 8A:  Old Common Shares

         On the Effective Date, in full satisfaction, settlement, release and discharge of and in exchange for Class 8A Interests, holders of Allowed Class 8A Interests shall be entitled to retain their existing shares of Old Common Shares, which after giving effect to the New Common Shares to be issued pursuant to the Plan shall be two percent (2.0%) or 480,000 shares of the PSC Common Shares issued and outstanding as of the Effective Date, after giving effect to the Reverse Stock Split, subject to Dilution.

         Notwithstanding any provision contained herein to the contrary, if Class 7 votes to reject the Plan, then the holders of Class 8A Interests shall not receive or retain any property on account of such Interests. In such case, Reorganized PSC will take all such corporate actions as may be required on and after the Effective Date to cancel such Interests.

         4.  Class 8B: Securities Claims in the Securities Actions

         On or as soon as reasonably practicable after the later of the Distribution Date or the date such Class 8B Claim becomes an Allowed Class 8B Claim, in full satisfaction, settlement, release and discharge and in exchange for Class 8B Claims, each holder of an Allowed Class 8B Claim will receive its Pro Rata share of 98,358,010 shares of the New Common Shares, which shall be in the aggregate, one and one-half percent (1.5%) or 360,000 shares of the PSC Common Shares issued and outstanding as of the Effective Date, after giving effect to the Reverse Stock Split, subject to Dilution.

         Notwithstanding any provision contained herein to the contrary, if Class 7 votes to reject the Plan, then the holders of Class 8B Claims shall not receive or retain any property on account of such Claims.

         5.  Class 8C: Other Securities Claims

         On the Effective Date, in full satisfaction, settlement, release and discharge of and in exchange for Class 8C Claims, each holder of an Allowed Class 8C Claim shall receive its Pro Rata share of 32,786,003 shares of the New Common Shares, which shall be one-half of one percent (0.5%) or 120,000 shares of the PSC Common Shares issued and outstanding as of the Effective Date, after giving effect to the Reverse Stock Split, subject to Dilution.

         Notwithstanding any provision contained herein to the contrary, if Class 7 votes to reject the Plan, then the holders of Class 8C Claims shall not receive or retain any property on account of such Claims.

         6.  Class 9: Other Equity Securities

         The holders of Other Equity Securities shall not receive or retain any property under the Plan on account of such Interests. On the Effective Date, all of the Other Equity Securities shall be deemed cancelled and extinguished.

D.       SPECIAL PROVISION REGARDING UNIMPAIRED CLAIMS

         Except as otherwise provided in the Plan, nothing shall affect the Debtors' or Reorganized Debtors' rights and defenses, both legal and equitable, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims. Notwithstanding the substantive consolidation of the Debtors, the Unimpaired Claims of any particular Debtor shall remain the obligations solely of such Debtor and shall not become obligations of any other Debtor or Reorganized Debtor.

E.       ACCRUAL OF POST-PETITION INTEREST

         Interest on and fees and expenses, if any, with respect to Allowed Class 2 Other Secured Claims, shall be paid when due under the contract, agreement, or other instrument governing the terms and conditions of the obligation comprising such Allowed Claim, together with any additional amounts required to be paid with respect to Unimpaired Claims pursuant to section 1124 of the Bankruptcy Code. Except as otherwise provided above, elsewhere in this Plan, or in an order of the Bankruptcy Court, no holder of an Allowed Claim that is not an Other Secured Claim shall be entitled to the accrual of post-petition interest or the payment by the Debtors or Reorganized Debtors of post-petition interest on account of such Claim for any purpose.


                                   ARTICLE IV.

                      MEANS FOR IMPLEMENTATION OF THE PLAN

A.       CONTINUED CORPORATE EXISTENCE

         Subject to the Restructuring Transactions, the Reorganized Debtors shall continue to exist after the Effective Date as separate corporate entities, in accordance with the applicable law in the respective jurisdictions in which they are incorporated and pursuant to their respective certificates or articles of incorporation and bylaws in effect prior to the Effective Date, except (i) to the extent such certificates or articles of incorporation and bylaws are amended by this Plan or (ii) Reorganized PSC, with the consent of the Required Lenders, continues under the laws of the Province of New Brunswick, which continuance is hereby expressly authorized by this Plan. Notwithstanding anything to the contrary in this Plan, including Section IV.J hereof as to substantive consolidation, subject to the Restructuring Transactions, the Unimpaired Claims of a particular Debtor or Reorganized Debtor shall remain the obligations solely of such Debtor or Reorganized Debtor and shall not become obligations of any other Debtor or Reorganized Debtor by virtue of the Plan, the Chapter 11 Cases or otherwise.

B.       CORPORATE ACTION

         1.  Cancellation of Old Securities and Agreements

         On the Effective Date, except as otherwise provided for herein, (i) the Old Debentures, Other Equity Securities, any other note, bond, indenture or other instrument or document evidencing or creating any indebtedness or obligation of a Debtor and, if Class 7 votes to reject the Plan and the class of holders of Canadian Impaired Unsecured Claims votes to reject the Canadian Plan, the Old Common Shares, except such notes or other instruments evidencing indebtedness or obligations of a Debtor that are Reinstated or amended and restated under the Plan, shall be canceled, and (ii) the obligations of the Debtors under any agreements, indentures or certificates of designations governing the Old Debentures and Other Equity Securities and any other note, bond, indenture or other instrument or document evidencing or creating any indebtedness or obligation of a Debtor and, if Class 7 votes to reject the Plan and the class of holders of Canadian Impaired Unsecured Claims votes to reject the Canadian Plan, the Old Common Shares, except such notes or other instruments evidencing indebtedness or obligations of a Debtor that are Reinstated or amended and restated under the Plan, as the case may be, shall be discharged. As of the Effective Date, all Old Common Shares that have been authorized to be issued but that have not been issued shall be deemed cancelled and extinguished without any further action of any party.

         2.  Certificate of Incorporation and Bylaws

         The certificate or articles of incorporation and bylaws of each Debtor shall be amended as necessary to satisfy the provisions of the Plan and the Bankruptcy Code and shall include, among other things, pursuant to section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of nonvoting equity securities, but only to the extent required by section 1123(a)(6) of the Bankruptcy Code.

         3.  Restructuring Transactions

         On or after the Effective Date, the applicable Reorganized Debtors with the consent of the Required Lenders (to the extent such actions are taken on the Effective Date) may enter into such transactions and may take such actions as may be necessary or appropriate to effect a corporate restructuring of their respective businesses, to simplify otherwise the overall corporate structure of the Reorganized Debtors, or to reincorporate certain of the Subsidiary Debtors under the laws of jurisdictions other than the laws of which the applicable Subsidiary Debtors are presently incorporated. Such restructuring is contemplated to include one or more mergers, consolidations, restructures, dispositions, liquidations, or dissolutions, as may be determined by the Debtors or Reorganized Debtors to be necessary or appropriate (collectively, the "Restructuring Transactions"). The actions to effect the Restructuring Transactions may include: (i) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, disposition, liquidation or dissolution containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable state law and such other terms to which the applicable entities may agree; (ii) the execution and delivery of appropriate instruments of transfer, assignment, assumption or delegation of any asset, property, right, liability, duty or obligation on terms consistent with the terms of the Plan and having such other terms to which the applicable entities may agree; (iii) the filing of appropriate certificates or articles of merger, consolidation or dissolution pursuant to applicable state law; and (iv) all other actions that the applicable entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable state law in connection with such transactions. The Restructuring Transactions may include one or more mergers, consolidations, restructurings, dispositions, liquidations or dissolutions, as may be determined by the Reorganized Debtors to be necessary or appropriate to result in substantially all of the respective assets, properties, rights, liabilities, duties and obligations of certain of the Reorganized Debtors vesting in one or more surviving, resulting, or acquiring corporations. In each case in which the surviving, resulting or acquiring corporation in any such transaction is a successor to a Reorganized Debtor, such surviving, resulting or acquiring corporation will perform the obligations of the applicable Reorganized Debtor pursuant to the Plan to pay or otherwise satisfy the Allowed Claims against such Reorganized Debtor, except as provided in any contract, instrument or other agreement or document effecting a disposition to such surviving, resulting or acquiring corporation, which may provide that another Reorganized Debtor will perform such obligations.

         4.  Shareholder Rights Plan

         On the Effective Date, Reorganized PSC shall implement the Shareholder Rights Plan.

         5.  Reverse Stock Split

         On the Effective Date, if Class 7 has voted to accept the Plan, Reorganized PSC shall take all steps necessary to implement the Reverse Stock Split.

         6.  Shareholder Approval

         On or immediately after the Effective Date and the distribution of New Common Shares to the holders of Allowed Class 6 Secured Lender Claims, Reorganized PSC shall hold a meeting of its shareholders for the purposes of:
(i) ratifying and approving the Shareholder Rights Plan; (ii) electing the directors of Reorganized PSC set out in the Plan Supplement; (iii) amending the articles of incorporation of Reorganized PSC to allow for the implementation of the Reverse Stock Split; (iv) authorizing the continuance of Reorganized PSC under the laws of New Brunswick; and (v) if Class 7 votes to reject the Plan, canceling the Old Common Shares.

C.       PLAN TRANSACTIONS

         1.  New Securities

                  (a) Authorization

         As of the Effective Date, the issuance by Reorganized PSC of $100 million in principal amount of New Secured PIK Debt, up to $60 million in principal amount of New Unsecured PIK Notes, up to $18 million in principal amount of New Unsecured Convertible Notes, up to 6,426,056,637 shares of New Common Shares, and Management Options to purchase the PSC Common Shares according to the terms of the Management Option Plan to be adopted by the Board of Directors of Reorganized PSC on or after the Effective Date, subject to Dilution (except with respect to the New Secured PIK Debt), is hereby authorized without further act or action under applicable law, regulation, order or rule.

                  (b)  Issuance

         The New Securities authorized pursuant to Section IV.C.1 hereof shall be issued pursuant to the Plan without further act or action under applicable law, regulation, order or rule other than the application for and receipt of discretionary rulings of certain of the applicable Canadian provincial securities regulatory authorities for the issuance of New Securities.

         2.  New Senior Secured Debt

         On the Effective Date, Reorganized PSC and Reorganized PSI shall execute and deliver the Amended and Restated Term Credit Agreement to govern the New Secured PIK Debt and the New Senior Secured Term Debt.

         3.  New Guaranties

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




         On the Effective Date, the Reorganized Subsidiary Debtors (in existence after giving effect to the Restructuring Transactions) and the other Restricted Subsidiaries shall enter into the New Guaranties and related security documents.

         4.  Exit Facility

         The Debtors, together with the Subsidiaries, expect to enter into a post-confirmation loan facility, the Exit Facility, in order to (a) refinance amounts outstanding on the Effective Date under the DIP Facility, (b) make other payments required to be made on the Effective Date or the Distribution Date, and
(c) provide the additional borrowing capacity required by the Reorganized Debtors and the Subsidiaries following the Effective Date to maintain their operations.

D.       DIRECTORS AND OFFICERS

Subject to the requirements of section 1129(a)(5) of the Bankruptcy Code, the Debtors intend to announce prior to the Confirmation Date the identities of the individuals proposed to serve as officers of the Reorganized Debtors and the directors of Reorganized PSC and PSI. To the extent possible, the identities of such individuals will be announced by inclusion of a list of proposed directors and/or officers in the Plan Supplement, which will be filed with the Bankruptcy Court at least five (5) Business Days prior to the commencement of the Confirmation Hearing. The new board of directors for Reorganized PSC will consist of nine (9) directors, who will be nominated by holders of Lender Claims. The nominees of the holders of Lender Claims shall include two (2) members of the existing PSC board of directors and will include two (2) members nominated by High River Limited Partnership ("High River") provided that High River and any holders of Lender Claims acting in concert with it beneficially own at least 25% of the Lender Claims. If one or both of the nominees from the existing board is a nominee on that board of High River or persons acting in concert with it, that person will be counted as a High River nominee on the slate for the new board of directors. The boards of directors of the Reorganized Debtors shall have the responsibility for the management, control, and operation of the Reorganized Debtors on and after the Effective Date.

E.       REVESTING OF ASSETS; RELEASES OF LIENS

         The property of each Debtor's Estate, together with any property of each Debtor that is not property of its Estate and that is not specifically disposed of pursuant to the Plan, shall revest in the applicable Debtor on the Effective Date. Thereafter, each Debtor may operate its business and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules and the Bankruptcy Court. As of the Effective Date, all property of each Debtor shall be free and clear of all Claims and Interests, except as specifically provided in the Plan or the Confirmation Order. Without limiting the generality of the foregoing, each Debtor may, without application to or approval by the Bankruptcy Court, pay fees that it incurs after the Effective Date for professional fees and expenses.

F.       PRESERVATION OF RIGHTS OF ACTION

         Except as otherwise provided in this Plan (Section IV.I.1) or the Confirmation Order, or in any contract, instrument, release, indenture or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors shall retain and may enforce, sue on, settle or compromise (or decline to do any of the foregoing) all claims, rights or causes of action, suits and proceedings, whether in law or in equity, whether known or unknown, that the Debtors or the Estates may hold against any Person or entity. Each Debtor or its successor(s) may pursue such retained claims, rights or causes of action, suits or proceedings as appropriate, in accordance with the best interests of the Reorganized Debtor or its successor(s) who hold such rights.

G.       EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS

         The chairman of the board of directors, president, chief financial officer, or any other appropriate officer of PSC or any applicable Debtor, as the case may be, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. The secretary or assistant secretary of PSC or any applicable Debtor, as the case may be, shall be authorized to certify or attest to any of the foregoing actions.

H.       EXEMPTION FROM CERTAIN TRANSFER TAXES

         Pursuant to section 1146(c) of the Bankruptcy Code, any transfers from a Debtor to a Reorganized Debtor or any other Person or entity pursuant to the Plan in the United States shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

I.       RELEASES AND RELATED MATTERS

         1.  Releases by Debtors

As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, the Debtors and Reorganized Debtors will be deemed to release forever, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities whatsoever in connection with or related to the Debtors and the Subsidiaries, the Chapter 11 Cases or the Plan (other than the rights of the Debtors or Reorganized Debtors to enforce the Plan and the contracts, instruments, releases, indentures and other agreements or documents delivered thereunder) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors or their Subsidiaries, the parties released pursuant to this Section IV.I.1, the Chapter 11 Cases, the Lender Lock-up Agreement or the Plan, and that may be asserted by or on behalf of the Debtors or their Estates or the Reorganized Debtors against (i) the directors, officers and employees of the Debtors or the Subsidiaries in each case as of the Petition Date and the Debtors' or Subsidiaries' agents and professionals (excluding Deloitte & Touche and Morgan Stanley & Co., Incorporated), (ii) the holders of Lender Claims, (iii) the ad hoc steering committee and any other committee of holders of Lender Claims, (iv) CIBC, as administrative agent and co-arranger under the Pre-Petition Credit Agreement,
(v) BTCo as syndication agent and co-arranger under the Pre- Petition Credit Agreement, (vi) any official committees appointed in the Chapter 11 Cases, (vii) the DIP Agent, the DIP Co- Arrangers and the holders of DIP Facility Claims,
(viii) the Security Agent, (ix) the Account Intermediaries and (x) the respective current and former professionals (excluding Deloitte & Touche and Morgan Stanley & Co., Incorporated) (including the current and former officers, directors, employees, shareholders and professionals of the released professionals) of the entities released in subclauses (ii)-(ix) of this Section IV.I.1 acting in such capacity; provided, however, that the releases provided to any director, officer or employee of the Debtors described in clause (i) of this
Section IV.I.1. of the Plan may be revoked by the Reorganized Debtors by written notice to such director, officer or employee in the event that the Reorganized Debtors reasonably determine that such director, officer or employee has failed to provide assistance as the Reorganized Debtors reasonably request in connection with any claim against Deloitte & Touche arising out of the same nucleus of operative facts alleged as of the Petition Date in the Securities Actions, the Chazen Actions or the Liff Actions, including, without limitation, providing information and documents, attendance at meetings and interviews, assisting counsel, attendance at discoveries, if required, assistance in pre-trial preparation and attendance at trial, including as a witness, but subject in the case of any person who is at the relevant time no longer a director, officer or employee of any of the Reorganized Debtors, to reimbursement of that person's foregone income and reasonable expenses.

         2.   Releases by Holders of Lender Claims, Claims and Interests

                  (a) Holders of Lender Claims. As of the Effective Date, in consideration for the obligations of the Debtors and the Reorganized Debtors under the Plan and the Lender Lock-up Agreement and the Cash, securities, contracts, instruments, releases and other agreements or documents to be delivered in connection with the Plan, each of the holders of Lender Claims, the ad hoc steering committee and any other committee of holders of Lender Claims, CIBC as administrative agent and co- arranger under the Pre-Petition Credit Agreement, BTCo as syndication agent and co-arranger under the Pre-Petition Credit Agreement, the DIP Agent, the DIP Co-Arrangers, the holders of DIP Facility Claims, the Security Agent, the Account Intermediaries, and any individual, corporation or other entity that was at any time formerly one of the foregoing releasing parties will be deemed to forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the rights to enforce the Debtors' or the Reorganized Debtors' obligations under the Plan and the securities, contracts, instruments, releases and other agreements and documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors or Subsidiaries, the Reorganized Debtors, the Chapter 11 Cases, the Lender Lock-up Agreement or the Plan against (i) the Debtors, Subsidiaries and Reorganized Debtors, (ii) the directors, officers and employees of the Debtors or Subsidiaries in each case as of the Petition Date, or (iii) their respective current and former professionals (excluding Deloitte & Touche and Morgan Stanley & Co., Incorporated) (including the current and former officers, directors, employees, shareholders and professionals of the released professionals), acting in such capacity; provided, however, that the releases provided to any director, officer or employee of the Debtors described in clause (ii) of this Section IV.I.2(a) of the Plan may be revoked by CIBC, as Administrative Agent and co-arranger under the Pre-Petition Credit Agreement, or its successor, by written notice to such director, officer or employee, in the event that CIBC or its successor reasonably determines that any such director, officer or employee has failed to provide assistance as CIBC or its successor reasonably requests in connection with any claim against Deloitte & Touche arising out of the same nucleus of operative facts alleged as of the Petition Date in the Securities Actions, the Chazen Actions or the Liff Actions, including, without limitation, providing information and documents, attendance at meetings and interviews, assisting counsel, attendance at discoveries, if required, assistance at pre-trial preparation and attendance at trial, including as a witness, but subject in the case of any person who is at the relevant time no longer a director, officer or employee of any of the Reorganized Debtors, to reimbursement of that person's foregone income and reasonable expenses.

                  (b) Holders of Claims and Interests. As of the Effective Date, to the fullest extent permitted under applicable law, in consideration for the obligations of the Debtors and the Reorganized Debtors under the Plan and the Cash, securities, contracts, instruments, releases and other agreements or documents to be delivered in connection with the Plan, and the benefits provided by the Lenders and the Account Intermediaries under the Plan, each present and former holder of a Claim or Interest will be deemed to release forever, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the rights to enforce the Debtors' or the Reorganized Debtors' obligations under the Plan and the securities, contracts, instruments, releases and other agreements and documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors or Subsidiaries, the Reorganized Debtors, the Chapter 11 Cases, the Lender Lock-up Agreement or the Plan against (i) the Debtors, Subsidiaries and Reorganized Debtors, (ii) the holders of Lender Claims, the ad hoc steering committee or any other committee of holders of Lender Claims, CIBC as Administrative Agent and co-arranger under the Pre-Petition Credit Agreement, BTCo as Syndication Agent and co- arranger under the Pre-Petition Credit Agreement, any official committees appointed in the Chapter 11 Cases, the DIP Agent, the DIP Co-Arrangers and the holders of DIP Facility Claims, the Security Agent, and the Account Intermediaries, (iii) the directors, officers and employees of the Debtors or Subsidiaries in each case as of the Petition Date, or (iv) their respective current and former professionals (excluding Deloitte & Touche and Morgan Stanley & Co., Incorporated) (including the current and former officers, directors, employees, shareholders and professionals of the released professionals), acting in such capacity.


         3.   Injunction Related to Releases

         As further provided in Section XIV. F, the Confirmation Order will enjoin the prosecution, whether directly, derivatively or otherwise, of any claim, obligation, suit, judgment, damage, demand, debt, right, cause of action, liability or interest released, discharged or terminated pursuant to the Plan.

         4.   Revocation of Certain Releases

         The revocation of any release of any director, officer or employee pursuant to Sections IV.I. 1 or 2(a) hereof shall void ab initio to the extent that a court of competent jurisdiction, including, but not limited to the Bankruptcy Court, determines that such director, officer or employee has provided the assistance reasonably requested by the Reorganized Debtors pursuant to Section IV.I.1 or CIBC or its successor pursuant to Section IV.I.2(a).

J.       SUBSTANTIVE CONSOLIDATION FOR PURPOSES OF TREATING IMPAIRED CLAIMS

         The Plan is premised upon the substantive consolidation of the Debtors only for purposes of treating Class 6, 7 or 8 Claims under the Plan, including for voting, confirmation and distribution purposes. The Plan does not contemplate the substantive consolidation of the Debtors with respect to the other Classes of Claims or Interests set forth in the Plan. On the Effective Date, (a) all guaranties of any Debtor of the payment, performance or collection of another Debtor with respect to Class 6, 7 or 8 Claims shall be deemed eliminated and cancelled; (b) any obligation of any Debtor and all guaranties with respect to Class 6, 7 or 8 Claims thereof executed by one or more of the other Debtors shall be treated as a single obligation and any obligation of two or more Debtors, and all multiple Impaired Claims against such entities on account of such joint obligations, shall be treated and Allowed only as a single Impaired Claim against the consolidated Debtors; and (c) each Class 6, 7 or 8 Claim filed in the Chapter 11 Cases of any Debtor shall be deemed filed against the consolidated Debtors and shall be deemed one Class 6, 7 or 8 Claim against and obligation of the consolidated Debtors. Except as set forth in this Section IV.J, such substantive consolidation shall not (other than for purposes related to the Plan) (a) affect the legal and corporate structures of the Reorganized Debtors, subject to the right of the Debtors or Reorganized Debtors to effect the Restructuring Transactions as provided in Section IV.B.3 hereof, (b) cause any Debtor to be liable for any Impaired Claim or Unimpaired Claim under the Plan, for which it otherwise is not liable, and the liability of any Debtor for any such Claim shall not be affected by such substantive consolidation, (c) affect Intercompany Claims of Debtors against Debtors, and (d) affect Interests in the Subsidiary Debtors. On the Effective Date, the Intercompany Claims of Debtors against Debtors shall be Reinstated or discharged and satisfied, at the option of PSC with the consent of the Required Lenders, by contributions, distributions or otherwise as determined by PSC. On the Effective Date, to the extent a Subsidiary Debtor is not dissolved or merged as part of the Restructuring Transactions, the Interests in such Subsidiary Debtor shall remain outstanding.

K. CONTRIBUTION AND INDEMNITY CLAIMS OTHER THAN ASSUMED INDEMNIFICATION OBLIGATIONS

Any Claim (including any Excluded Indemnification Obligations) other than the Assumed Indemnification Obligations that are not Excluded Indemnification Obligations against any Debtor for reimbursement, contribution or indemnity on account of a Claim that is subject to section 510(b) of the Bankruptcy Code shall be deemed rejected for all purposes under the Plan and shall be deemed disallowed under the Plan upon entry of the Confirmation Order pursuant to section 502(e)(1)(B) of the Bankruptcy Code to the fullest extent permitted by law; provided, however, to the extent that any such Claim is not so disallowed and becomes an Allowed Claim against any Debtor, then such Allowed Claim shall be treated as an Allowed Class 8C Claim pursuant to sections 510(b) and/or 510(c) of the Bankruptcy Code.

L.       ASSUMED INDEMNIFICATION OBLIGATIONS

         The Assumed Indemnification Obligations (other than Excluded Indemnification Obligations) shall be deemed assumed as of the Effective Date without any further action by any party.


                                   ARTICLE V.

                       ACCEPTANCE OR REJECTION OF THE PLAN

A.       CLASSES ENTITLED TO VOTE

         Classes 6 and 7 are entitled to vote to accept or reject the Plan. If the Class 8 Solicitation Order is entered, Classes 8A, 8B and 8C will be deemed to have rejected the Plan and therefore will not be entitled to vote. If the Class 8 Solicitation Order is not entered, then Classes 8A, 8B and 8C will be entitled to vote to accept or reject the Plan. By operation of law, each Unimpaired Class of Claims is deemed to have accepted the Plan and, therefore, is not entitled to vote to accept or reject the Plan. By operation of law, Class 9 is deemed to have rejected the Plan and therefore is not entitled to vote to accept or reject the Plan.

B.       ACCEPTANCE BY IMPAIRED CLASSES

         An Impaired Class of Claims shall have accepted the Plan if (i) the holders (other than any holder designated under section 1126(e) of the Bankruptcy Code) of at least two-thirds in amount of the Allowed Claims actually voting in such Class have voted to accept the Plan and (ii) the holders (other than any holder designated under section 1126(e) of the Bankruptcy Code) of more than one-half in number of the Allowed Claims actually voting in such Class have voted to accept the Plan. An Impaired Class of Interests shall have accepted the Plan if the holders (other than any holder designated under section 1126(e) of the Bankruptcy Code) of at least two-thirds in amount of the Allowed Interests actually voting in such Class have voted to accept the Plan.

C.       CRAMDOWN

         The Debtors will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code in view of the deemed rejection by Class 9. The Debtors reserve the right to request Confirmation of the Plan, as it may be modified from time to time, under section 1129(b) of the Bankruptcy Code. Subject to
Article XI hereof, the Debtors reserve the right to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.


                                   ARTICLE VI.

               SECURITIES TO BE ISSUED IN CONNECTION WITH THE PLAN

         On the Effective Date, Reorganized PSC shall issue for distribution in accordance with the provisions of the Plan all of the New Secured PIK Debt, New Unsecured PIK Notes, New Unsecured Convertible Notes and New Common Shares pursuant to the provisions of the Plan. All securities to be issued will be deemed issued as of the Effective Date regardless of the date on which they are actually distributed. The form of the Amended and Restated Credit Agreement governing the New Secured PIK Debt shall be in substantially the form attached in the Plan Supplement. The form of indenture governing the New Unsecured PIK Notes shall be in substantially the form attached to the Plan Supplement. The form of the New Convertible Notes Indenture governing the New Unsecured Convertible Notes shall be substantially in the form attached to the Plan Supplement.

                                  ARTICLE VII.

                       PROVISIONS GOVERNING DISTRIBUTIONS

A.       DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

         Except as otherwise provided herein or as ordered by the Bankruptcy Court, distributions to be made on account of Claims that are Allowed Claims as of the Effective Date shall be made not later than the applicable Distribution Date. Distributions on account of Claims that first become Allowed Claims after the Effective Date shall be made pursuant to Articles III, VII and IX of this Plan. Notwithstanding the date on which any distribution of securities is actually made to a holder of a Claim or Interest that is an Allowed Claim or Allowed Interest on the Effective Date, as of the date of the distribution such holder shall be deemed to have the rights of a holder of such securities distributed as of the Effective Date.

B.       INTEREST ON CLAIMS

         Unless otherwise specifically provided for in this Plan or the Confirmation Order, or required by applicable bankruptcy law, post-petition interest shall not accrue or be paid on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim. Interest shall not accrue or be paid upon any Disputed Claim in respect of the period from the Petition Date to the date a final distribution is made thereon if and after such Disputed Claim becomes an Allowed Claim.

C.       DISTRIBUTIONS BY DISBURSING AGENT AND THE INDENTURE TRUSTEE

         The Disbursing Agent shall make all distributions required under this Plan (subject to the provisions of Articles III, VII and IX hereof). Distributions provided for in the Plan on account of Allowed Old Debenture Claims shall be made to the indenture trustee, as Disbursing Agent for Old Debenture Claims, for further distribution to holders of Allowed Old Debenture Claims. Any such distributions shall be made pursuant to the Old Indenture.

         If the Disbursing Agent is an independent third party designated by the Reorganized Debtors to serve in such capacity, such Disbursing Agent shall receive, without further Bankruptcy Court approval, reasonable compensation for distribution services rendered pursuant to the Plan and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services from the Reorganized Debtors on terms acceptable to the Reorganized Debtors. No Disbursing Agent shall be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court.

D.       RECORD DATE FOR DISTRIBUTIONS TO HOLDERS OF LENDER CLAIMS AND OLD
         DEBENTURES

         At the close of business on the Distribution Record Date, the transfer records for the Old Debentures and Lender Claims shall be closed, and there shall be no further changes in the record holders of the Old Debentures or Lender Claims. Reorganized PSC, the Disbursing Agent, and the Administrative Agent for the Lenders shall have no obligation to recognize any transfer of such Old Debentures or Lender Claims occurring after the Distribution Record Date and shall be entitled instead to recognize and deal for all purposes hereunder with only those record holders as of the close of business on the Distribution Record Date.

E.       MEANS OF CASH PAYMENT

         Cash payments made pursuant to this Plan shall be in U.S. funds for creditors located in the United States and in Canadian funds for creditors located in Canada, unless such creditors in Canada have previously agreed, or contracted for, payment in U.S. funds, by the means agreed to by the payor and the payee, including by check or wire transfer or, in the absence of an agreement, such commercially reasonable manner as the payor shall determine in its sole discretion.

F.       CALCULATION OF DISTRIBUTION AMOUNTS

         1.  New Common Shares

No fractional shares of New Common Shares shall be issued or distributed under the Plan or by Reorganized PSC or the Disbursing Agent. Each Person entitled to receive New Common Shares will receive the total number of whole shares of New Common Shares to which such Person is entitled. Whenever any distribution to a particular Person would otherwise call for distribution of a fraction of a share of New Common Shares, the actual distribution of shares of such stock shall be rounded to the next higher or lower whole number as follows: (a) fractions 1/2 or greater shall be rounded to the next higher whole number, and (b) fractions of less than 1/2 shall be rounded to the next lower whole number. The total number of shares of New Common Shares to be distributed to a Class of Claims or Interests shall be adjusted as necessary to account for the rounding provided for in this Section VII.F. No consideration shall be provided in lieu of fractional shares that are rounded down.

         2.  New Debt Securities

         Notwithstanding any other provision of the Plan, New Debt Securities other than the New Secured PIK Debt will be issued in denominations of $1,000 and integral multiples thereof. In the event a Person is entitled to an amount of such New Debt Securities that is not an integral multiple of $1,000, the principal amount of such New Debt Securities such holder is entitled to receive shall be rounded up or down to the nearest integral multiple of $1,000.

G.       DELIVERY OF DISTRIBUTIONS

         Distributions to holders of Allowed Claims shall be made by the Disbursing Agent (a) at the addresses set forth on the proofs of Claim filed by such holders (or at the last known addresses of such holders if no Proof of Claim is filed or if the Debtors have been notified of a change of address), (b) at the addresses set forth in any written notices of address changes delivered to the Disbursing Agent after the date of any related Proof of Claim, (c) at the addresses reflected in the Schedules if no Proof of Claim has been filed and the Disbursing Agent has not received a written notice of a change of address, (d) in the case of the holder of an Allowed Old Debenture Claim, at the addresses contained in the official records of the indenture trustee under the Old Indenture, or (e) at the addresses set forth in a properly completed letter of transmittal accompanying securities properly remitted to the Debtors. If any holder's distribution is returned as undeliverable, no further distributions to such holder shall be made unless and until the Disbursing Agent is notified of such holder's then current address, at which time all missed distributions shall be made to such holder without interest. Amounts in respect of undeliverable distributions made through the Disbursing Agent, shall be returned to the Reorganized Debtors until such distributions are claimed. All claims for undeliverable distributions must be made on or before the second anniversary of the Effective Date, after which date all unclaimed property shall revert to the Reorganized Debtors free of any restrictions thereon and the claim of any holder or successor to such holder with respect to such property shall be discharged and forever barred, notwithstanding any federal or state escheat laws to the contrary. Nothing contained in the Plan shall require the Debtors, Reorganized Debtors, any Disbursing Agent or the indenture trustee to attempt to locate any holder of an Allowed Claim or Allowed Interest.

H.       SURRENDER OF SECURITIES AND INSTRUMENTS

         1.  Notes and Old Debentures

         Except as provided in Section VII.H.2 for lost, stolen, mutilated or destroyed Old Debentures, each holder of an Allowed Claim evidenced by a note or Old Debenture shall tender such note or Old Debenture to the Disbursing Agent in accordance with written instructions to be provided in a letter of transmittal to such holders by the Disbursing Agent as promptly as practicable following the Effective Date. Such letter of transmittal shall specify that delivery of such notes or Old Debentures will be effected, and risk of loss and title thereto will pass, only upon the proper delivery of such notes or Old Debentures with the letter of transmittal in accordance with such instructions. Such letter of transmittal shall also include, among other provisions, customary provisions with respect to the authority of the holder of the applicable note or Old Debenture to act and the authenticity of any signatures required on the letter of transmittal. All surrendered notes and Old Debentures shall be marked as canceled and delivered to Reorganized PSC.

         2.  Lost, Mutilated or Destroyed Notes or Old Debentures

         In addition to any requirements under the applicable certificate or articles of incorporation or bylaws of the applicable Debtor, any holder of a Claim or an Interest evidenced by a note or Old Debenture that has been lost, stolen, mutilated or destroyed shall, in lieu of surrendering such note or Old Debenture, deliver to the Disbursing Agent (a) evidence satisfactory to the Disbursing Agent of the loss, theft, mutilation or destruction; and (b) such indemnity as may be required by the Disbursing Agent to hold the Disbursing Agent harmless from any damages, liabilities or costs incurred in treating such individual as a holder of a note or Old Debenture. Upon compliance with this
Section VII.H.2 by a holder of a Claim or an Interest evidenced by a note or Old Debenture, such holder shall, for all purposes under the Plan, be deemed to have surrendered a note or Old Debenture, as applicable.

         3.  Failure to Surrender Canceled Note or Old Debentures

         Any note or Old Debenture holder that fails to surrender or be deemed to have surrendered such note or Old Debenture within the second anniversary after the Effective Date shall have its claim for a distribution pursuant to the Plan on account of such note or Old Debenture discharged and shall be forever barred from asserting any such claim against any Reorganized Debtor or its respective property.

I.       WITHHOLDING AND REPORTING REQUIREMENTS

         In connection with this Plan and all distributions hereunder, the Disbursing Agent shall, to the extent applicable, comply with all tax withholding and reporting requirements imposed by any federal, state, provincial, local or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements. The Disbursing Agent shall be authorized to take any and all actions that may be necessary or appropriate to comply with such withholding and reporting requirements. Notwithstanding any other provision of the Plan (i) each holder of an Allowed Claim or Interest that is to receive a distribution of New Securities pursuant to the Plan shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution, and (ii) no distribution shall be made to or on behalf of such holder pursuant to the Plan unless and until such holder has made arrangements satisfactory to the Disbursing Agent for the payment and satisfaction of such tax obligations. Any New Securities to be distributed pursuant to the Plan shall, pending the implementation of such arrangements, be treated as an undeliverable distribution pursuant to Section VII.G.

J.       SETOFFS

         The Reorganized Debtors may, but shall not be required to, set off against any Claim, and the payments or other distributions to be made pursuant to the Plan in respect of such Claim, claims of any nature whatsoever that the Debtors or Reorganized Debtors may have against the holder of such Claim; provided, however, that neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Reorganized Debtors of any such claim that the Debtors or Reorganized Debtors may have against such holder. Notwithstanding anything to the contrary, the Debtors and Reorganized Debtors will not exercise any right of setoff against any Lender, any agents under the Pre-Petition Credit Agreement or the DIP Facility Agreement, the Account Intermediaries or the DIP Lenders.


                                  ARTICLE VIII.

                        TREATMENT OF EXECUTORY CONTRACTS
                              AND UNEXPIRED LEASES

A.       ASSUMED CONTRACTS AND LEASES

         Except as otherwise provided in the Plan, or in any contract, instrument, release, indenture or other agreement or document entered into in connection with the Plan, as of the Effective Date each Debtor shall be deemed to have assumed each executory contract and unexpired lease to which it is a party, unless such contract or lease (i) was previously assumed or rejected by such Debtor, (ii) previously expired or terminated pursuant to its own terms, or
(iii) is otherwise set forth in the schedule to be filed in the Plan Supplement as being an executory contract or unexpired lease to be rejected, provided, however, that the Debtors reserve their right, at any time prior to the Confirmation Date, to amend the schedule to be filed in the Plan Supplement to delete any unexpired lease or executory contract therefrom or add any unexpired lease or executory contract thereto. The Confirmation Order shall constitute an order of the Bankruptcy Court under section 365 of the Bankruptcy Code approving the contract and lease assumptions described above, as of the Effective Date.

         Each executory contract and unexpired lease that is assumed and relates to the use, ability to acquire or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affect such executory contract or unexpired lease and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vaults, tunnel or bridge agreements or franchises, and any other interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to an order of the Bankruptcy Court.

B.       PAYMENTS RELATED TO ASSUMPTION OF CONTRACTS AND LEASES

         Any monetary amounts by which each executory contract and unexpired lease to be assumed pursuant to the Plan is in default shall be satisfied, under section 365(b)(1) of the Bankruptcy Code, at the option of the Debtor party to the contract or lease or the assignee of such Debtor party assuming such contract or lease, by Cure. If there is a dispute regarding (i) the nature or amount of any Cure, (ii) the ability of any Reorganized Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (iii) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order resolving the dispute and approving the assumption or assumption and assignment, as the case may be.

C.       REJECTED CONTRACTS AND LEASES

         Except as otherwise provided in the Plan and subject to Section VIII.A hereof or as otherwise provided in any contract, instrument, release, indenture or other agreement or document entered into in connection with the Plan, none of the executory contracts and unexpired leases to which the Debtors, or any of them, are a party shall be rejected under the Plan.

D.       COMPENSATION AND BENEFIT PROGRAMS

         Except and to the extent previously assumed by an order of the Bankruptcy Court on or before the Confirmation Date, all employee compensation and benefit programs of the Debtors, including programs subject to sections 1114 and 1129(a)(13) of the Bankruptcy Code, entered into before or after the Petition Date and not since terminated, shall be deemed to be, and shall be treated as though they are, executory contracts that are assumed under Section VIII.A of the Plan, except for (i) executory contracts or plans specifically rejected pursuant to the Plan (to the extent such rejection does not violate sections 1114 and 1129(a)(13) of the Bankruptcy Code) and (ii) executory contracts or plans as have previously been rejected, are the subject of a motion to reject, or have been specifically waived by the beneficiaries of any plans or contracts; provided, however, that the Debtors' obligations, if any, to pay all "retiree benefits" as defined in section 1114(a) of the Bankruptcy Code shall continue.


                                   ARTICLE IX.

                       PROCEDURES FOR RESOLVING DISPUTED,
           CONTINGENT, AND UNLIQUIDATED CLAIMS AND DISPUTED INTERESTS

A.       PROSECUTION OF OBJECTIONS

         After the Confirmation Date, only the Debtors and the Reorganized Debtors shall have the authority to file objections, settle, compromise, withdraw or litigate to judgment objections to Claims and Interests. From and after the Effective Date, the Reorganized Debtors may settle or compromise any Disputed Claim or Disputed Interest without approval of the Bankruptcy Court.

B.       NO DISTRIBUTIONS PENDING ALLOWANCE

         Notwithstanding any other provision of the Plan, no payments or distributions shall be made with respect to all or any portion of a Disputed Claim unless and until all objections to such Disputed Claim have been settled or withdrawn or have been determined by Final Order, and the Disputed Claim, or some portion thereof, has become an Allowed Claim.

C.       DISPUTED CLASS 7 DISTRIBUTION RESERVE

         On the Effective Date (or as soon thereafter as is practicable) if holders of Allowed Class 7 Claims are to receive distributions in accordance with Section III.C, the Disbursing Agent shall establish the Disputed Class 7 Distribution Reserve by withholding from distribution an amount of New Unsecured PIK Notes, New Unsecured Convertible Notes, and New Common Shares equal to 100% of distributions (i) to which holders of Disputed Class 7 Claims would be entitled under the Plan as of such date if such Disputed Class 7 Claims were Allowed Claims in their Disputed Class 7 Claim Amount and (ii) to which holders of disputed Canadian Impaired Unsecured Claims would be entitled if such disputed Canadian Impaired Unsecured Claims were allowed under the Canadian Plan in their maximum potential amounts.

D.       DISTRIBUTIONS AFTER ALLOWANCE OF CLASS 7 CLAIM

         The Disbursing Agent shall make payments and distributions from the Disputed Class 7 Distribution Reserve to each holder of a Disputed Class 7 Claim that has become an Allowed Class 7 Claim in accordance with the provisions of the Plan. On the next succeeding interim distribution date after the date that the order or judgment of the Bankruptcy Court allowing such Claim becomes a Final Order, the Disbursing Agent shall distribute to the holder of such Claim any New Unsecured PIK Notes, New Unsecured Convertible Notes, and New Common Shares in the Disputed Class 7 Distribution Reserve that would have been distributed on the Class 7 Distribution Date had such Claim been an Allowed Class 7 Claim on the Class 7 Distribution Date. After a Final Order has been entered, or other final resolution has been reached, with respect to each Disputed Class 7 Claim (i) any New Unsecured PIK Notes, New Unsecured Convertible Notes, and New Common Shares held in the Disputed Class 7 Distribution Reserve shall be distributed Pro Rata to holders of Allowed Class 7 Claims entitled thereto under the terms of this Plan and (ii) any Cash or other property remaining in the Disputed Class 7 Distribution Reserve shall become property of the Reorganized Debtors. All distributions made under this Section IX.D of the Plan on account of an Allowed Class 7 Claim shall be made together with any payments or other distributions made on account of, as well as any obligations arising from, the distributed property, as if such Allowed Class 7 Claim had been an Allowed Class 7 Claim on the Class 7 Distribution Date. Notwithstanding the foregoing, the Disbursing Agent shall not be required to make distributions under Section IX.D more frequently than once every 180 days or to make any individual payments in an amount less than $25.00.

E.       DISTRIBUTION PROCEDURES FOR CLASS 8 CLAIMS AND INTERESTS

         A description of the procedure for the distribution to holders of Class 8 Claims and Interests, as well as the procedure for the establishment of a reserve for the benefit of holders of Disputed Class 8 Claims and Interests, if any, and the procedure for distribution to holders of Disputed Class 8 Claims and Interests, if any, after such Claims or Interests become Allowed Claims or Interests will be included in the Plan Supplement.


                                   ARTICLE X.

        CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN

A.       CONDITIONS TO CONFIRMATION

         The following are conditions precedent to the occurrence of the Confirmation Date: (i) the entry of an order finding that the Disclosure Statement contains adequate information pursuant to section 1125 of the Bankruptcy Code and (ii) the proposed Confirmation Order shall be in form and substance acceptable to the Debtors and the Required Lenders.

B.       CONDITIONS TO EFFECTIVE DATE

         The following are conditions precedent to the occurrence of the Effective Date, each of which must be (i) satisfied or (ii) waived in accordance with Section X.C below:

                  1. The Confirmation Order confirming the Plan, as such Plan may have been modified, shall have been entered and become a Final Order in form and substance reasonably satisfactory to the Debtors and the Required Lenders and shall provide that:

                           (a) the Debtors and Reorganized Debtors are
                               authorized and directed to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Plan or the Restructuring Transactions;

                           (b) the provisions of the Confirmation Order are
                               nonseverable and mutually dependent;

                           (c) Reorganized PSC or Reorganized PSI, or both, as
                               applicable is authorized to issue the New
                               Unsecured PIK Notes, New Unsecured Convertible Notes, New Common Shares and Management Options and incur the New Senior Secured Term Debt and New Secured PIK Debt; and

                           (d) the New Secured PIK Debt, New Unsecured PIK
                               Notes, New Unsecured Convertible Notes and New Common Shares issued under the Plan in exchange for Claims against the Debtors are exempt from registration under the Securities Act of 1933 pursuant to section 1145 of the Bankruptcy Code, except to the extent that holders of the New Secured PIK Debt, New Unsecured PIK Notes, New Unsecured Convertible Notes and New Common Shares are "underwriters," as that term is defined in section 1145 of the Bankruptcy Code.

                  2. The Reorganized Debtors shall have credit availability under the Exit Facility, in amount, form and substance acceptable to PSC and the Required Lenders, to provide the Reorganized Debtors and the Subsidiaries with sufficient working capital to meet ordinary and peak requirements and additional borrowings to support future projects.

                  3. The following agreements, in form and substance satisfactory to the Debtors and the Required Lenders, shall have been executed and delivered, and all conditions precedent thereto shall have been satisfied:

                           (a) Amended Certificates of Incorporation and Bylaws
                               of the Reorganized Debtors and the other
                               Restricted Subsidiaries;

                           (b)  New Unsecured PIK Notes Indenture;

                           (c)  New Unsecured Convertible Notes Indenture;

                           (d)  Amended and Restated Term Credit Agreement;

                           (e)  New Guaranties and related security documents;

                           (f)  Registration Rights Agreement;

                           (g) Management Option Plan and Management Option Agreements;

                           (h)  Exit Facility;

                           (i)  Shareholder Rights Plan; and

                           (j) Agreements evidencing sufficient bonding to meet
                               the Debtors' projected bonding requirements.

                  4. The Amended Certificates of Incorporation and Bylaws of the Reorganized Debtors, as necessary, shall have been filed with the applicable authority of each entity's jurisdiction of incorporation in accordance with such jurisdiction's corporation laws.

                  5. All actions, documents and agreements necessary to implement the Plan shall have been effected or executed.

                  6. (a) The Canadian Bankruptcy Court shall have entered a final order under the CCAA sanctioning the Canadian Plan and all conditions to the effectiveness of the Canadian Plan shall have been satisfied other than the condition that this Plan shall have become effective or (b) the Lenders shall have realized on security they hold over some or all the Canadian Debtors, with such approvals by the Required Lenders and the Canadian Court as the Required Lenders may require, in a manner consistent with the implementation of this Plan on substantially the terms set forth herein.

                  7. The new Board of Directors of Reorganized PSC shall have been appointed.

C.       WAIVER OF CONDITIONS

Each of the conditions set forth in Section X.B above may be waived in whole or in part by the Debtors with the written consent of the Required Lenders, without any other notice to parties in interest or the Bankruptcy Court and without a hearing. The failure to satisfy or waive any condition to the Effective Date may be asserted by the Debtors or Reorganized Debtors regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by a Debtor or Reorganized Debtor). The failure of a Debtor or Reorganized Debtor to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right that may be asserted at any time.


                                   ARTICLE XI.

                          MODIFICATIONS AND AMENDMENTS

         Subject to the consent of the Required Lenders, the Debtors may alter, amend or modify the Plan or any Exhibits thereto under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date. After the Confirmation Date and prior to substantial consummation of the Plan, as defined in section 1101(2) of the Bankruptcy Code, the Debtors may, under section 1127(b) of the Bankruptcy Code, institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan, the Disclosure Statement or the Confirmation Order, and such matters as may be necessary to carry out the purposes and effects of the Plan so long as they have obtained the prior approval of the Required Lenders and such proceedings do not materially adversely affect the treatment of holders of Claims or Interests under the Plan; provided, however, that prior notice of such proceedings shall be served in accordance with the Bankruptcy Rules or order of the Bankruptcy Court.


                                  ARTICLE XII.

                            RETENTION OF JURISDICTION

          1. Under sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding entry of the Confirmation Order and occurrence of the Effective Date, subject to the Protocol, the Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Cases and the Plan to the fullest extent permitted by law, including, among other things, jurisdiction to:

                  A. Allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Interest not otherwise Allowed under the Plan, including the resolution of any request for payment of any Administrative Claim and the resolution of any objections to the allowance or priority of Claims or Interests;

                  B. Hear and determine all applications for compensation and reimbursement of expenses of Professionals under the Plan or under sections 330, 331, 503(b), 1103 and 1129(a)(4) of the Bankruptcy Code; provided, however, that from and after the Effective Date the payment of the fees and expenses of the retained Professionals of the Reorganized Debtors shall be made in the ordinary course of business and shall not be subject to the approval of the Bankruptcy Court;

                  C. Hear and determine all matters with respect to the assumption or rejection of any executory contract or unexpired lease to which a Debtor is a party or with respect to which a Debtor may be liable, including, if necessary, the nature or amount of any required Cure or the liquidation or allowance of any Claims arising therefrom;

                  D. Effectuate performance of and payments under the provisions of the Plan;

                  E. Hear and determine any and all adversary proceedings, motions, applications and contested or litigated matters arising out of, under, or related to, the Chapter 11 Cases;

                  F. Enter such orders as may be necessary or appropriate to execute, implement or consummate the provisions of the Plan and all contracts, instruments, releases and other agreements or documents created in connection with the Plan, the Disclosure Statement or the Confirmation Order;

                  G. Hear and determine disputes arising in connection with the interpretation, implementation, consummation or enforcement of the Plan, including disputes arising under agreements, documents or instruments executed in connection with the Plan;

                  H. Consider any modifications of the Plan, cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

                  I. Issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any entity with implementation, consummation or enforcement of the Plan or the Confirmation Order;

                   J. Enter and implement such orders as may be necessary or appropriate if the Confirmation Order is for any reason reversed, stayed, revoked, modified or vacated;

                  K. Hear and determine any matters arising in connection with or relating to the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan, the Disclosure Statement or the Confirmation Order;

                  L. Enforce all orders, judgments, injunctions, releases, exculpations, indemnifications and rulings entered in connection with the Chapter 11 Cases;

                  M. Except as otherwise limited herein, recover all assets of the Debtors and property of the Debtors' Estates, wherever located;

                  N. Hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

                  O. Hear and determine all disputes involving the existence, nature or scope of the Debtors' discharge;

                  P. Hear and determine such other matters as may be provided in the Confirmation Order or as may be authorized under, or not inconsistent with, provisions of the Bankruptcy Code; and

                  Q. Enter a final decree closing the Chapter 11 Cases.

         2. Notwithstanding the jurisdiction retained in this Article XII, from and after the Confirmation Date, the Bankruptcy Court shall not have the power to issue any order in the Chapter 11 Cases which modifies the provisions of the Amended and Restated Term Credit Agreement or the rights of holders of the New Senior Secured Term Debt, the New Secured PIK Debt or the New Common Shares.


                                  ARTICLE XIII.

                           COMPROMISES AND SETTLEMENTS

         Pursuant to Fed. R. Bankr. P. 9019(a), the Debtors may compromise and settle various Claims against them and/or claims that they may have against other Persons. The Debtors, subject to the prior approval of the Required Lenders, expressly reserve the right (with Bankruptcy Court approval, following appropriate notice and opportunity for a hearing) to compromise and settle Claims against the Debtors and claims that they may have against other Persons up to and including the Effective Date. After the Effective Date, such right shall pass to the Reorganized Debtors pursuant to Sections IV.E and IV.F of the Plan.


                                  ARTICLE XIV.

                            MISCELLANEOUS PROVISIONS

A.       BAR DATES FOR CERTAIN POST-PETITION CLAIMS

         1.  Administrative Claims; Substantial Contribution Claims

         The Confirmation Order will establish an Administrative Claims Bar Date for filing of Administrative Claims that have not been paid, released or otherwise settled (excluding Administrative Claims arising from the sale of goods or services to a Debtor, after the Petition Date, in the ordinary course of business), including Substantial Contribution Claims (but not including claims for Professional Fees or the expenses of the members of any creditors' committee), which date will be 45 days after the

Confirmation Date. Holders of asserted Administrative Claims, other than claims for Professional Fees or the expenses of the members of any creditors' committee, not paid prior to the Confirmation Date must submit proofs of Administrative Claim on or before such Administrative Claims Bar Date or forever be barred from doing so. The notice of Confirmation to be delivered pursuant to Fed. R. Bankr. P. 3020(c) and 2002(f) will set forth such date and constitute notice of this Administrative Claims Bar Date. The Debtors or Reorganized Debtors, as the case may be, shall have 45 days (or such longer period as may be allowed by order of the Bankruptcy Court) following the Administrative Claims Bar Date to review and object to such Administrative Claims before a hearing for determination of allowance of such Administrative Claims.

         2.  Professional Fee Claims

         All final requests for compensation or reimbursement of Professional Fees pursuant to section 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code for services rendered to the Debtors or any creditors' committee prior to the Effective Date (other than Substantial Contribution Claims under section 503(b)(4) of the Bankruptcy Code) must be filed and served on the Reorganized Debtors and their counsel no later than 45 days after the Effective Date, unless otherwise ordered by the Bankruptcy Court. Objections to applications of such Professionals or other entities for compensation or reimbursement of expenses must be filed and served on the Reorganized Debtors and their counsel and the requesting Professional or other entity no later than 45 days (or such longer period as may be allowed by order of the Bankruptcy Court) after the date on which the applicable application for compensation or reimbursement was served.

B.       PAYMENT OF STATUTORY FEES

         All fees payable pursuant to Section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation, shall be paid on or before the Effective Date.

C.       SEVERABILITY OF PLAN PROVISIONS

         If, prior to Confirmation, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court, at the request of any Debtor, shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

D.       SUCCESSORS AND ASSIGNS

         The rights, benefits and obligations of any entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such entity.

E.       RELEASES AND SATISFACTION OF SUBORDINATION RIGHTS

         All Claims of the holders of the Lender Claims and the Old Debentures against the Debtors and all rights and claims between or among such holders relating in any manner whatsoever to any claimed subordination rights shall be deemed satisfied by the distributions under, described in, contemplated by and/or implemented in Section III.C of this Plan. Distributions under, described in, contemplated by and/or implemented by this Plan to the various Classes of Claims hereunder shall not be subject to levy, garnishment, attachment or like legal process by any holder of a Claim, including, but not limited to, holders of Lender Claims and Old Debenture Claims, by reason of any claimed subordination rights or otherwise, so that each holder of a Claim shall have and receive the benefit of the distributions in the manner set forth in the Plan.

F.       DISCHARGE OF THE DEBTORS; INJUNCTION

         1.  Discharge

         Except as otherwise provided herein or in the Confirmation Order, all consideration distributed under the Plan shall be in exchange for, and in complete satisfaction, settlement, discharge, and release of, all Claims of any nature whatsoever against the Debtors or any of their assets or properties, and regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims, upon the Effective Date, the Debtors, and each of them, shall (i) be deemed discharged and released under section 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims, including, but not limited to, demands and liabilities that arose before the Confirmation Date, and all debts of the kind specified in section 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (a) a proof of Claim based upon such debt is filed or deemed filed under section 501 of the Bankruptcy Code, (b) a Claim based upon such debt is Allowed under section 502 of the Bankruptcy Code, or (c) the holder of a Claim based upon such debt accepted the Plan, and (ii) terminate all Interests of the holders of (A) Other Equity Securities and (B) if Class 7 votes to reject the Plan, Old Common Shares.

         As of the Confirmation Date, except as provided in the Plan or the Confirmation Order, all entities shall be precluded from asserting against the Debtors, Reorganized Debtors, those individuals who were directors, officers and employees of the Debtors as of the Petition Date and the professionals of the Debtors (excluding Deloitte & Touche and Morgan Stanley & Co., Incorporated) their successors or their property any other or further claims, debts, rights, causes of action, liabilities or equity interests relating to the Debtors based upon any act, omission, transaction or other activity of any nature that occurred prior to the Confirmation Date. In accordance with the foregoing, except as provided in the Plan or the Confirmation Order, the Confirmation Order shall be a judicial determination of discharge of all such Claims and other debts and liabilities against the Debtors and termination of all Interests of the holders of (i) Other Equity Securities and (ii) if Class 7 votes to reject the Plan, Old Common Shares, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment obtained against the Debtors at any time, to the extent that such judgment relates to a discharged Claim or terminated Interest.

         2.  Injunction

                  (a) Injunction Related to Discharged Claims and Terminated Interests

         Except as provided in the Plan or the Confirmation Order, as of the Confirmation Date, all entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is Impaired or terminated pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions against the Debtors, Reorganized Debtors or their property on account of any such discharged Claims, debts or liabilities or terminated interests or rights: (a) commencing or continuing, in any manner or in any place, any action or other proceeding; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (c) creating, perfecting or enforcing any lien or encumbrance; (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors and (e) commencing or continuing any action in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

                  (b)  Released Claims

         As of the Effective Date, all entities that have held, currently hold or may hold a claim, demand, debt, right, cause of action or liability that is released pursuant to Section IV.I or Section XIV.H are permanently enjoined from taking any of the following actions on account of such released claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities: (a) commencing or continuing in any manner any action or other proceeding; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (c) creating, perfecting or enforcing any lien or encumbrance: (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any released entity; and (e) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

                  (c)  Consent of Injunction

         By accepting a distribution pursuant to the Plan, each holder of an Allowed Claim or Allowed Interest receiving distributions pursuant to the Plan will be deemed to have specifically consented to the injunctions set forth in this Section XIV.F.

G.       COMMITTEES

         Effective on the Effective Date, the duties of the Creditors' Committee shall terminate.

H.       EXCULPATION AND LIMITATION OF LIABILITY; INDEMNITY

         Neither the Debtors, the Subsidiaries, the Reorganized Debtors, the holders of Lender Claims, the ad hoc steering committee or any other committee of holders of Lender Claims, CIBC as Administrative Agent and co-arranger under the Pre- Petition Credit Agreement, BTCo as Syndication Agent and co-arranger under the Pre-Petition Credit Agreement, any official committees appointed in the Chapter 11 Cases, the DIP Agent, the DIP Co-Arrangers and the holders of DIP Facility Claims, the Security Agent, and the Account Intermediaries, or any of their respective present or former members, officers, directors, employees, advisors, attorneys, or agents, shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, formulating, negotiating or implementing the Plan or the Lender Lock-up Agreement, the solicitation of acceptances of the Plan or the Lender Lock-up Agreement, the pursuit of confirmation of the Plan, the confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct, and in all respects shall be entitled to rely reasonably upon the advice of counsel with respect to their duties and responsibilities under the Plan.

         Notwithstanding any other provision of this Plan, no holder of a Claim or Interest, no other party in interest, none of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, and no successors or assigns of the foregoing, shall have any right of action against any Debtor, Subsidiary or Reorganized Debtor, the holders of Lender Claims, the ad hoc steering committee or any other committee of holders of Lender Claims, CIBC as Administrative Agent and co- arranger under the Pre-Petition Credit Agreement, BTCo as Syndication Agent and co-arranger under the Pre-Petition Credit Agreement, any official committees appointed in the Chapter 11 Cases, the DIP Agent, the DIP Co-Arrangers and the holders of DIP Facility Claims, the Security Agent, and the Account Intermediaries, or any of their respective present or former members, officers, directors, employees, advisors, attorneys, affiliates, or agents, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, formulating, negotiating or implementing the Plan or the Lender Lock-up Agreement, the solicitation of acceptances of the Plan or the Lender Lock-up Agreement, the pursuit of confirmation of the Plan, the consummation of the Plan, the confirmation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct.

         The foregoing exculpation and limitation on liability shall not, however, limit, abridge or otherwise affect the rights, if any, of the Reorganized Debtors to enforce, sue on, settle or compromise the Litigation Claims retained pursuant to Section IV.F hereof.

         The Reorganized Debtors and the Subsidiaries hereby jointly and severally fully indemnify each of the holders of Lender Claims, the ad hoc steering committee or any other committee of holders of Lender Claims, CIBC as Administrative Agent and co-arranger under the Pre-Petition Credit Agreement, BTCo as Syndication Agent and co-arranger under the Pre-Petition Credit Agreement, the DIP Agent, the DIP Co-Arrangers and the holders of DIP Facility Claims, the Security Agent, and the Account Intermediaries, and their respective agents, affiliates, directors, officers, employees, and representatives, including counsel (collectively, the "Indemnitees") against any manner of actions, causes of action, suits, proceedings, liabilities and claims of any nature, costs and expenses (including reasonable legal fees) which may be incurred by such Indemnitee or asserted against such Indemnitee arising out of or during the course of, or otherwise in connection with or in any way related to, the negotiation, preparation, formulation, solicitation, dissemination, implementation, confirmation and consummation of the Plan, other than any liabilities to the extent arising from the gross negligence or willful or intentional misconduct of any Indemnitee as determined by a final judgment of a court of competent jurisdiction. If any claim, action or proceeding is brought or asserted against an Indemnitee in respect of which indemnity may be sought from any of the Reorganized Debtors or any of the Subsidiaries, the Indemnitee shall promptly notify Reorganized PSC in writing, and Reorganized PSC may assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnitee, and the payment of all costs and expenses. The Indemnitee shall have the right to employ separate counsel in any such claim, action or proceeding and to consult with Reorganized PSC in the defense thereof and the fees and expenses of such counsel shall be at the expense of Reorganized PSC unless and until Reorganized PSC shall have assumed the defense of such claim, action or proceeding. If the named parties to any such claim, action or proceeding (including any impleaded parties) include both the Indemnitee and any of the Reorganized Debtors or Subsidiaries, and the Indemnitee reasonably believes that the joint representation of such entity and the Indemnitee may result in a conflict of interest, the Indemnitee may notify Reorganized PSC in writing that it elects to employ separate counsel at the expense of Reorganized PSC, and Reorganized PSC shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnitee. In addition, PSC shall not effect any settlement or release from liability in connection with any matter for which the Indemnitee would have the right to indemnification from

Reorganized PSC, unless such settlement contains a full and unconditional release of the Indemnitee, or a release of the Indemnitee satisfactory in form and substance to the Indemnitee.

I.       BINDING EFFECT

         The Plan shall be binding upon and inure to the benefit of the Debtors, all present and former holders of Claims against and Interests in the Debtors, their respective successors and assigns, including, but not limited to, the Reorganized Debtors and all other parties-in-interest in these Chapter 11 Cases.

J.       REVOCATION, WITHDRAWAL OR NON-CONSUMMATION

         Subject to the approval of the Required Lenders, the Debtors reserve the right to revoke or withdraw the Plan at any time prior to the Confirmation Date and to file subsequent plans of reorganization. If the Debtors revoke or withdraw the Plan, or if Confirmation or Consummation does not occur, then (i) the Plan shall be null and void in all respects, (ii) any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), assumption or rejection of executory contracts or leases effected by the Plan, and any document or agreement executed pursuant to the Plan shall be deemed null and void, and (iii) nothing contained in the Plan, and no acts taken in preparation for consummation of the Plan, shall (a) constitute or be deemed to constitute a waiver or release of any Claims by or against, or any Interests in, any Debtor or any other Person, (b) prejudice in any manner the rights of any Debtor or any Person in any further proceedings involving a Debtor, or (iii) constitute an admission of any sort by any Debtor or any other Person.

K.       PLAN SUPPLEMENT

         Any and all exhibits, lists or schedules not filed with the Plan shall be contained in the Plan Supplement and filed with the Clerk of the Bankruptcy Court at least five (5) Business Days prior to date of the commencement of the Confirmation Hearing. Upon its filing with the Bankruptcy Court, the Plan Supplement may be inspected in the office of the Clerk of the Bankruptcy Court during normal court hours. Holders of Claims or Interests may obtain a copy of the Plan Supplement upon written request to the Debtors in accordance with
Section XIV.K of the Plan.

L.       NOTICES

         Any notice, request, or demand required or permitted to be made or provided to or upon a Debtor or Reorganized Debtor under the Plan shall be (i) in writing, (ii) served by (a) certified mail, return receipt requested, (b) hand delivery, (c) overnight delivery service, (d) first class mail, or (e) facsimile transmission, and (iii) deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

         PHILIP SERVICES (DELAWARE), INC., et al.
         100 King St. W.
         P. O. Box 2440, LCD #1
         Hamilton, Ontario L8N4J6
         Att'n: Colin Soule, Esq.
         Telephone:   (905) 521-1600
         Facsimile:   (905) 521-9160

         with a copy to:

         SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
         333 West Wacker Drive
         Chicago, Illinois  60606-1285
         Att'n: David S. Kurtz, Esq.
         Telephone:   (312) 407-0700
         Facsimile:   (312) 407-0411

M.       PAYMENT OF CERTAIN FEES AND EXPENSES

         On the Effective Date, the Reorganized Debtors shall reimburse (a) First Union National Bank for its reasonable legal fees (determined on an hourly basis) and expenses in connection with the Debtors' restructuring and the Chapter 11 Cases, (b) the Indenture Trustee's reasonable fees and expenses as trustee, paying agent, registrar and authentication agent as to the Old Debentures, (c) the reasonable fees of Chanin, Kirkland & Messina (i) not to exceed $75,000 per month plus expenses for the two-month period commencing on April 25, 1999, and then (ii) not to exceed $37,500 per month for the period commencing on June 25, 1999 and ending on the earliest of (1) October 25, 1999,
(2) the date on which Chanin, Kirkland & Messina is retained as financial advisor to the creditors' committee and (3) the occurrence of a "Termination Event" as defined in the Lender Lock-up Agreement and (d) unreimbursed travel expenses of the holders of Old Debentures serving on the ad-hoc committee of holders of Old Debentures not to exceed $2,500 prior to June 25, 1999 and $2,500 subsequent to June 25, 1999.

N.       PREPAYMENT

         Except as otherwise provided in this Plan, any ancillary documents entered into in connection herewith, or the Confirmation Order, the Debtors, with the consent of the Required Lenders, shall have the right to prepay, without penalty, all or any portion of an Allowed Claim at any time; provided, however, that any such prepayment shall not be violative of, or otherwise prejudice, the relative priorities and parities among the classes of Claims.

O.       TERM OF INJUNCTIONS OR STAYS

         Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays provided for in the Chapter 11 Cases under sections 105 or 362 of the Bankruptcy Code or otherwise, and extant on the Confirmation Date (excluding any injunctions or stays contained in this Plan or the Confirmation Order), shall remain in full force and effect until the Effective Date.

P.       GOVERNING LAW

         Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), the laws of (i) the State of Delaware shall govern the construction and implementation of the Plan and any agreements, documents and instruments executed in connection with the Plan and (ii) the laws of the state of incorporation of each Debtor shall govern corporate governance matters with respect to such Debtor, in either case without giving effect to the principles of conflicts of law thereof.


Dated:

                                      PHILIP SERVICES CORP.
                                      (for itself and on behalf of the Debtors)



                                      By:
                                      Name:
                                      Title:

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)

David S. Kurtz
Jeffrey W. Linstrom
Timothy R. Pohl
333 W. Wacker Drive
Chicago, Illinois 60606-1285
(312) 407-0700

          -and-

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP



By:

Gregg M. Galardi (I.D. #2991)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
(302) 651-3000

Attorneys for Philip Services (Delaware), Inc., et al.

                                    EXHIBIT A



                           LIST OF SUBSIDIARY DEBTORS

                                    EXHIBIT B



                        LIST OF IMPAIRED UNSECURED CLAIMS

                                    EXHIBIT C



               SUMMARY OF TERMS OF NEW UNSECURED CONVERTIBLE NOTES

                                                                       EXHIBIT N

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                              Philip Services Corp.
                              100 King Street West
                              P.O. Box 2440, LCD #1
                            Hamilton, Ontario L8N 4J6
                                 (905) 521-1600



                                                                   June 21, 1999



Lenders under a Credit Agreement dated as of
   August 11, 1997, as amended
c/o Canadian Imperial Bank of Commerce, as
   Administrative Agent for the Lenders
6th Floor
Commerce Court West
Toronto, Ontario
M5L 1A2


Dear Sirs:

                            RE: PHILIP SERVICES CORP.

     This letter agreement (this "Agreement") sets out the revised agreement among Philip Services Corp ("PSC") on behalf of itself and each of its Affiliates, and each of the lenders which is a signatory hereto (individually, a "Consenting Lender" and collectively the "Consenting Lenders") in its capacity as a lender under a credit agreement dated as of August 11, 1997 among PSC, as borrower in Canada, Philip Services (Delaware) Inc., as borrower in the United States, the persons from time to time parties to such agreement as lenders, Canadian Imperial Bank of Commerce ("CIBC"), as administrative agent for the lenders (the "Administrative Agent"), Bankers Trust Company ("BTCo"), as syndication agent, CIBC and BTCo, as co-arrangers, as amended by amending agreements dated as of October 31, 1997, February 19, 1998, June 24, 1998, October 20, 1998 and December 4, 1998 (the "Existing Credit Agreement") regarding the principal terms and conditions of a prearranged plan of reorganization or arrangement (the "Plan") involving PSC and its Affiliates under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") and under the Companies' Creditors Arrangement Act (Canada) (the "CCAA").

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Term Sheet (as defined in Section 1 below) or the Existing Credit Agreement, as applicable. The Consenting Lenders, PSC and its Affiliates are collectively referred to as the "Parties".

     1.   RESTRUCTURING AND SOLICITATION

     (a) The principal terms and conditions of the Plan as agreed among the Parties are set forth in the term sheet attached hereto as Schedule A (the "Term Sheet"), which is incorporated herein and made a part of this Agreement. In the case of a conflict between the provisions contained in the text of this Agreement and Schedule A, the provisions of this Agreement shall govern. References in this Agreement to the term "Plan" include revisions thereto approved by the Consenting Lenders in accordance with the terms of Section 4(a) hereof.

     (b) Acceptances of the Plan from holders of claims arising out of the Existing Credit Agreement and from holders (or representatives of such holders) of all other classes of impaired claims and interests will be solicited after the commencement of the Cases.

     2.   REPRESENTATIONS AND COVENANTS OF EACH PARTY

     Each of the Parties hereto represents and warrants to the other Parties hereto that: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to carry on the business in which it is engaged, to own its property, to execute this Agreement and, subject to requisite approvals from the Bankruptcy Courts in which the Cases are commenced, to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance hereof has been duly authorized by all necessary corporate or other actions; and
(iii) no proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder.

     3.   CONSENTING LENDER REPRESENTATIONS

     Each Consenting Lender represents severally and not jointly to each of the other Parties that, as of the date of this Agreement:

     (a) it is a lender under the Existing Credit Agreement and in that capacity is owed the principal amount set forth next to such Consenting Lender's name on Schedule B attached hereto (the "Consenting Lender's Debt"). The amount of the Consenting Lender's Debt has been determined without reference to any Participations granted by such Consenting Lender;

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     (b) it holds its Consenting Lender's Debt free and clear of all liens, security interests and other encumbrances of any kind and it has not assigned or transferred, in whole or in part, any portion of its right, title or interests in the Consenting Lender's Debt other than by way of Participation in accordance with Section 12.01 of the Existing Credit Agreement; and

     (c) it is a sophisticated party with sufficient knowledge and experience to evaluate properly the terms and conditions of this Agreement; it has made its own analysis and decision to enter in this Agreement and has obtained such independent advice in this regard as it deemed appropriate; it qualifies as an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended; and it has not relied in such analysis or decision on the Administrative Agent or any other person other than its own independent advisors.

     4.   CONSENTING LENDER COVENANTS AND CONSENTS

     Each Consenting Lender agrees that, subject to Section 6 hereof and, as to Sections 4(a) and 4(b) hereof, subject to the filing of the Plan and its receipt of solicitation materials in respect of the Plan that are consistent with this
Agreement:

     (a) it will vote both its secured and unsecured claims in respect of the Consenting Lender's Debt and any claims under the Existing Credit Agreement it acquires after the date hereof in favour of the Plan at or prior to the deadline to be established for voting on the Plan and will not change or withdraw (or cause to be changed or withdrawn) such vote(s), provided that the terms of the Plan are consistent with the terms of the Plan described in the Term Sheet, as modified by any revisions thereto that have been agreed to in writing by such Consenting Lender after the date hereof;

     (b) it will not oppose the confirmation of the Plan, provided that the terms of the Plan are consistent with the terms of the Plan described in the Term Sheet, as modified by any revisions thereto referred to in
          Section 4(a);

     (c) it will not sell, transfer, pledge, participate or assign any of the Consenting Lender's Debt or any voting interest therein during the term of this Agreement, except in accordance with Section 12.01 of the Existing Credit Agreement and then only to an Assignee that agrees in writing prior to such acquisition, pledge or participation to be bound by all the terms of this Agreement as if such Assignee had originally executed this Agreement with respect to the Consenting Lender's Debt being acquired by such Assignee;

     (d) it consents to the incurrence of the debtor-in-possession financing (the "DIP Financing") on the terms described in the draft Term Sheet attached hereto as

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

          Schedule C hereto (the "DIP Term Sheet") and the granting of the security for the DIP Financing described under the heading "Security" in the DIP Term Sheet;

     (e) it consents to the entry of orders in the Cases effecting the subordination of any Security delivered pursuant to the Existing Credit Agreement to the DIP Security as provided in the DIP Term Sheet, and in particular to the entry of orders in the Cases effecting the subordination of the Security to:

          (i) a priming lien pursuant to Section 364(d)(1) of the Bankruptcy Code on all of the existing and after-acquired assets of the Borrowers and the Guarantor Subsidiaries located in the United States constituting collateral (the "Pre-Petition Collateral") securing obligations to the Agents and the lenders under the Existing Credit Agreement;

          (ii) a security interest and charge in the Pre-Petition Collateral located in Canada; and

         (iii) the other liens and security interests referred to in the DIP Term Sheet; and

          all as provided in the DIP Term Sheet;

     (f) it consents to the subordination of the security for the Senior Secured Debt to the security for the exit/working capital financing having the terms disclosed in Section 5 of the Term Sheet.

This Agreement relates only to the rights of the Consenting Lenders in their capacity as the holders of the Consenting Lender's Debt and does not affect or limit any rights or claims any Consenting Lender may have in any other capacity. For greater certainty, nothing in the Term Sheet or this Agreement affects or limits the priorities of the security of the Bank Account Service Providers, the security for the Permitted LC Facility or the security held by the Cdn. LC Issuer pursuant to section 5.06 of the Existing Credit Agreement, which will rank in priority to the DIP Security and the security for the exit/working capital facility.

     5.   PSC COVENANTS

     PSC agrees on behalf of itself and its Affiliates that:

     (a) it will use its best efforts to (i) comply with the Plan Timetable set out in the Term Sheet (ii) obtain written agreements, to the extent legally permissible, from holders (or representatives of such holders) of claims of all classes of impaired claims in terms of amount of claims and number of holders as required for the approval of the Plan by the relevant classes of claims under the Bankruptcy Code and the CCAA; and (iii) to identify to the satisfaction of the Consenting Lenders,

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT
          prior to commencing the Cases, those unsecured creditors whose claims will be reinstated under or unaffected by the Plan and those executory contracts that will be assumed;

     (b) PSC and its Affiliates will cooperate fully with the Lenders' advisors and permit them complete access to PSC, its subsidiaries and their books and records, officers and personnel throughout the restructuring process; and

     (c) subject to the provisions of the Bankruptcy Code, at least 90% of the cash balances and other near-cash financial instruments of the Restricted Parties including term deposits and marketable securities will be maintained with one or more Lenders (subject to exclusions acceptable to the Majority Lenders (as defined below)).

     6.   TERMINATION

     (a) Upon the occurrence of any Termination Event (as defined below) this Agreement may be terminated upon the election to do so by Consenting Lenders holding in the aggregate at least 51% of the aggregate amount of claims under the Existing Credit Agreement held by the Consenting Lenders (the "Majority Lenders").

          For  the purposes hereof, a "Termination Event" shall occur if:

               (i) any of the events described under "Plan Timetable" in the Term Sheet have not occurred within 15 days of the deadline specified for such event;

               (ii) the Bankruptcy Courts have not granted final approval of the
                    DIP Financing within 30 days following commencement of the Cases;

              (iii) in the opinion of the Majority Lenders PSC has disclaimed its intention or otherwise acted in a manner materially inconsistent with an intention to pursue the Plan or has otherwise breached the Term Sheet or this Agreement;

               (iv) in the opinion of the Majority Lenders there is any material adverse change in the terms or the feasibility of the Term Sheet or the Plan not previously consented to by the Majority Lenders, or in the confirmability of the Plan in the United States or in the likelihood of its approval by the required creditor majorities in Canada; or

               (v) PSC or any of its Affiliates is the subject of a voluntary or involuntary petition or other proceedings under any insolvency statute in any jurisdiction (other than the Cases contemplated by the Term Sheet and

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT
                    the chapter 11 case of RESI Acquisition Corporation); provided, however, that the filing of an involuntary petition under an insolvency statute shall not be deemed to be a Termination Event if the deadlines referred to in the Plan Timetable are met within the time permitted by Section 6(a)(i) above.

     (b) Upon termination of this Agreement, each Consenting Lender, in its sole discretion and without limiting its other rights, may change or withdraw any votes previously cast by it in favour of the Plan. PSC and its Affiliates will not contest any such decision by a Consenting Lender to change or withdraw its vote or to oppose confirmation of the Plan by reason of such termination, and will consent to any motion filed by a Consenting Lender under Federal Rule of Bankruptcy Procedure 3018(a) in the U.S. Cases.

     (c) This Agreement may be terminated by PSC if one or more Consenting Lenders have withdrawn or changed their votes pursuant to Section 4(a) or Section 6(b) or have breached the Term Sheet or this Agreement, and as a result there are no longer sufficient Lenders holding claims under the Existing Credit Agreement which have agreed to vote in favour of the Plan to ensure that the majorities of Lenders in number and amounts of claims required under section 1126(c) of the Bankruptcy Code and section 6 of the CCAA will be satisfied.

     (d) None of the Parties shall have any liability to any other Party in respect of any termination of this Agreement in accordance with the terms hereof.

     7.   CONDITIONS

     The respective obligations of the Parties to consummate each of the transactions contemplated by the Plan are also subject to the satisfaction of each of the following conditions:

     (a) negotiation, preparation and execution of mutually satisfactory definitive transaction agreements and other documents including without limitation the Plan and the Disclosure Statement, incorporating the terms and conditions of each of the transactions contemplated by the Plan set forth herein and in the Term Sheet and such other terms and conditions as the Parties may mutually agree;

     (b) all authorizations, consents and regulatory approvals required, if any, in connection with Plan Implementation and the continuation of the businesses of PSC and its Affiliates as currently conducted shall have been obtained; and

     (c) PSC shall have received commitments from bonding companies which are sufficient for the reasonable operating requirements of PSC and its Affiliates both prior to and following Plan Implementation.

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     8.   AMENDMENTS

     Except as otherwise provided herein, this Agreement may not be modified, amended or supplemented except in writing signed by each of the signing Parties or their Assignees.

     9.   OTHER PROPOSALS

     Notwithstanding anything in this Agreement or the Term Sheet to the contrary, PSC and its Affiliates may at all times (both before and after the execution of this Agreement and the filing of the Plan) respond to unsolicited offers (but for greater certainty may not, directly or indirectly, seek, solicit, encourage or initiate any discussions respecting any offers) relative to potential transactions which (i) restructure substantially all of the equity and debt of PSC and its Affiliates, and (ii) are demonstrably more favourable to the Consenting Lenders and the other stakeholders in PSC than the transactions set forth in the Term Sheet or in the Plan. Nothing in this Agreement binds any of the Consenting Lenders to agree to or vote in favour of any such alternate proposal.

     10.  INDEMNIFICATION OBLIGATIONS

     PSC and its Affiliates jointly and severally agree to fully indemnify each Consenting Lender, the Administrative Agent, the Other Agents, and their respective Affiliates, directors, officers, employees, agents or representatives including counsel (collectively, the "Indemnitees") against any manner of actions, causes of action, suits, proceedings, liabilities and claims of any nature, costs or expenses (including reasonable legal fees) which may be incurred by such Indemnitee or asserted against such Indemnitee arising out of or during the course of, or otherwise in connection with or in any way related to, the negotiation, preparation, formulation, solicitation, dissemination, implementation, confirmation and consummation of the Plan, other than any liabilities to the extent arising from the gross negligence or wilful or intentional misconduct of any Indemnitee as determined by a final judgment of a court of competent jurisdiction. If any claim, action or proceeding is brought or asserted against an Indemnitee in respect of which indemnity may be sought from PSC, the Indemnitee shall promptly notify PSC in writing, and PSC may assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnitee, and the payment of all costs and expenses. The Indemnitee shall have the right to employ separate counsel in any such claim, action or proceeding and to consult with PSC in the defense thereof, and the fees and expenses of such counsel shall be at the expense of PSC unless and until PSC shall have assumed the defense of such claim, action or proceeding. If the named parties to any such claim, action or proceeding (including any impleaded parties) include both the Indemnitee and PSC, and the Indemnitee reasonably believes that the joint representation of PSC and the Indemnitee may result in a conflict of interest the Indemnitee may notify PSC in writing that it elects to employ separate counsel at the expense of PSC, and PSC shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnitee. In addition, PSC shall not effect any settlement or release from liability in connection with any matter for which the Indemnitee

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT
would have the right to indemnification from PSC, unless such settlement contains a full and unconditional release of the Indemnitee, or a release of the Indemnitee satisfactory in form and substance to the Indemnitee.

     11.  SEVERAL AND NOT JOINT

     Notwithstanding anything herein to the contrary, or in any document or instrument executed and delivered in connection herewith, the Parties agree that the representations, warranties, obligations, liabilities and indemnities of each Consenting Lender hereunder shall be several and not joint, and no Consenting Lender shall have any liability hereunder for any breach by any other Consenting Lender of any obligation of such Consenting Lender set forth herein.

     12.  PUBLICITY

     The Parties agree that all public announcements of the entry into or the terms and conditions of this Agreement shall be mutually acceptable to the Administrative Agent and PSC.

     13.  NO THIRD PARTY BENEFICIARIES; SEPARATE RESPONSIBILITIES

     This Agreement is only for the benefit of the undersigned Parties and nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person or entity, other than such persons or entities, any rights or remedies under or by reason of, and no person or entity, other than such persons or entities, is entitled to rely in any way upon, this Agreement.

     14.  GOVERNING LAW; JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties hereby irrevocably and unconditionally agrees for itself that, subject to the following sentence, any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for the recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any state or federal court of competent jurisdiction in New York County, State of New York, and, by execution and delivery of this Agreement, each of the Parties hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. Nothing in this section shall limit the authority of the Bankruptcy Courts to hear any matter arising in the Cases.

     15.  WAIVER OF JURY TRIAL

     THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

ANY DISPUTE BETWEEN THE PARTIES UNDER THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     16.  SPECIFIC PERFORMANCE

     It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any of the Parties and the non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

     17.  EFFECT

     This Agreement shall become effective and enforceable against each Consenting Lender and against PSC and its Affiliates when it has been executed by PSC and by Consenting Lenders in number and holding an aggregate amount of claims outstanding under the Existing Credit Agreement sufficient to satisfy the requirements of Section 1126(c) of the Bankruptcy Code and Section 6 of the CCAA in respect of such claims.

     18.  CONFIRMATION

     Notwithstanding this Agreement, PSC, on behalf of itself and its Affiliates, acknowledges and agrees that the Existing Credit Agreement and all of the Security delivered by PSC or any of its Affiliates to any one or more of the Administrative Agent, the Security Agent, the LC Issuers or the Lenders in connection with, or otherwise applicable to, the debts or liabilities of PSC or any of its Affiliates to any one or more of the Administrative Agent, the Lenders, the Other Agents and their Eligible Affiliates under the Existing Credit Agreement, are hereby ratified and confirmed and remain in full force and effect.

     19.  SURVIVAL

     Notwithstanding any assignment or transfer of all or any part of the Consenting Lender's Debt in accordance with Section 4(c), or the termination of each Consenting Lender's obligations hereunder in accordance with Section 6 hereof, the agreements and obligations of PSC and its Affiliates in Sections 6(b), 10, 13, 15, 16 and 18 shall survive such termination (other than the indemnification provided for in Section 10, which shall terminate if this Agreement is terminated by the Majority Lenders under Section 6) and shall continue in full force and effect for the benefit of such Consenting Lender in accordance with the terms hereof.

     20.  PLAN RELEASES

     The Plan shall include releases by PSC and each of its Affiliates which is included in the Cases, in their individual capacities and as debtors in possession (collectively, the "Debtors"), the Consenting Lenders, and to the fullest extent allowed by applicable law, all other creditors and shareholders of the Debtors:

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     (a) in favour of each of the respective present officers, directors, employees, agents and professionals (other than the Debtor's auditors) of each of the Debtors ("Debtor Releasees") in form and substance and on terms satisfactory to PSC and the Consenting Lenders; and

     (b) in favour of each of the Consenting Lenders, the LC Issuers, the Administrative Agent, the Security Agent and the Other Agents, and their respective Affiliates, officers, directors, employees, agents and professionals (the "Lender Releasees") from any and all claims or causes of action existing as of Plan Implementation against any of the Lender Releasees, including without limitation, statutory claims and causes of action under the Bankruptcy Code or under similar laws of any state, of Canada or of any province, and claims and causes of action relating to, arising out of or in connection with the subject matter of, or the transaction or event giving rise to the claims of the releasing party affected by the Plan, the business and affairs of the Debtors, the Plan and the Cases, including any act, occurrence or event in any manner related to the claim of the releasing party, any activities of the members of the informal Lender steering committee, and any activities prior or subsequent to the filing of the Cases leading to the promulgation and confirmation of the Plan.

The Plan shall also require the delivery to the Debtor Releasees and the Lender Releasees of releases to the same effect from each of PSC's Restricted Subsidiaries which is not a Debtor.

     21.  HEADINGS

     The headings of the Sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

     22.  SUCCESSORS AND ASSIGNS

     This Agreement shall bind and enure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives.

     23.  PRIOR NEGOTIATIONS

     This Agreement (including the Term Sheet) amends and restates the letter agreement dated April 5, 1999, which as amended and restated hereby constitutes the entire agreement between the Parties with respect to the subject matter hereof except as otherwise expressly agreed in writing executed by or on behalf of PSC and the Consenting Lenders. All references in any other agreement to the Letter Agreement dated April 5, 1999 shall be deemed to be references to this agreement. There are no promises, undertakings, representations or warranties by any of the Parties not expressly set forth or referred to herein or therein.

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     24.  COUNTERPARTS

     This Agreement (and any modifications, amendments, supplements or waivers in respect hereof) may be executed in counterparts by manual or facsimile signature of each undersigned Party, and all such counterparts shall be deemed to constitute one and the same instrument.

     25.  NOTICE PROVISIONS

     All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by confirmed facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties as follows:

     IF TO EACH CONSENTING LENDER:

     To the address set forth
     For each Consenting Lender on
     Schedule B annexed hereto

     with copies to:

     Canadian Imperial Bank of Commerce
        as Administrative Agent
     Risk Management Division
     6th Floor, Commerce Court West
     Toronto, Ontario
     M5L 1A2
     Attention:   Vice-President
     Facsimile:   (416) 861-3602


     Blake, Cassels & Graydon                    White & Case LLP
     Box 25, Suite 2300, Commerce Court West     1155 Avenue of the Americas
     Toronto, Ontario                            New York, New York
     M5L 1A9                                     10036-2767 USA
     Attention.:  Susan M. Grundy                Attention:  Howard S. Beltzer
     Facsimile:   (416) 863-2653                 Facsimile:  (212) 354-8113

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     IF TO PSC:

     Philip Services Corp.
     100 King Street West
     P.O. Box 2440,
     LCD #1
     Hamilton, Ontario
     L8N 4J6

     Attention.:       Colin Soule
     Facsimile:        (905) 521-9160

     with copies to:

     Stikeman Elliott                            Skadden, Arps, Slate, Meagher
     Box 85, Commerce Court West                   & Flom
     Suite 5300                                  333 West Wacker Drive
     Toronto, Ontario                            Chicago, Illinois
     M5L 1B9                                     60606 U.S.A.

     Attention.: Sean Dunphy                     Attention:  David Kurtz
     Facsimile:  (416) 947-0866                  Facsimile:  (312) 407-0411



     26.  FURTHER ASSURANCES

     From and after the date hereof, each of the Parties covenants and agrees to execute and deliver all such agreements, instruments and documents and to take all such further actions as the Parties may reasonably deem necessary from time to time (at the requesting Party's expense) to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

     27.  CONFIRMATION

     Please confirm your agreement with the foregoing by signing and returning the enclosed copy of this Agreement to the undersigned.


                                            Very truly yours,

                                            PHILIP SERVICES CORP.



                                            By:_________________________________


Accepted and Agreed as
of the date first written above

CANADIAN IMPERIAL BANK OF
COMMERCE (in its capacity
as a Lender)                                CIBC INC.



by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


BANKERS TRUST COMPANY                       BT BANK OF CANADA


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)



ABN AMRO BANK CANADA                        ACCORD FINANCIAL CORPORATION


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


AMERICAN REAL ESTATE HOLDINGS L.P.          THE BANK OF EAST ASIA (CANADA)


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


BANCO CENTRAL HISPANOAMERICANO, S.A.        BANQUE NATIONALE DE PARIS
MIAMI AGENCY


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:



                  (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)



BANQUE NATIONALE DE PARIS (CANADA)          BEAR, STEARNS & CO. INC.


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:

CHASE BANK OF TEXAS, N.A.                   THE CHASE MANHATTAN BANK


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


THE CHASE MANHATTAN BANK OF CANADA          CITIBANK, N.A.


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:




                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)

COMERICA BANK                               CREDIT SUISSE FIRST BOSTON


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


CREDIT SUISSE FIRST BOSTON CANADA           DAI-ICHI KANGYO BANK (CANADA)


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


THE DAI-ICHI KANGYO BANK, LTD.              DEUTSCHE BANK AG, NEW YORK AND OR
                                            CAYMAN ISLAND BRANCHES


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)


DEUTSHCE BANK CANADA                        EATON VANCE-SENIOR DEBT PORTFOLIO


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:

FERNWOOD ASSOCIATES L.P.                    FOOTHILL CAPITAL CORPORATION


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


GOLDMAN SACHS CANADA CREDIT                 GOLDMAN SACHS CANADA CREDIT
PARTNERS CO.                                PARTNERS L.P.


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)





HIGH RIVER LIMITED PARTNERSHIP              KEYBANK NATIONAL ASSOCIATION


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


MADELEINE CORP.                             MADELEINE LLC


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


MELLON BANK CANADA                          MELLON BANK, N.A.


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)







THE MUTUAL LIFE ASSURANCE                   MUTUAL SHARES FUND, a series of
COMPANY OF CANADA                           FRANKLIN MUTUAL SERIES FUND INC.

by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


NATIONSBANK, N.A.                           PARIBAS


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


PNC BANK NATIONAL ASSOCIATION               THE ROYAL BANK OF SCOTLAND


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:



                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)



SAKURA BANK (CANADA)                        THE SAKURA BANK, LIMITED


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


SOCIETE GENERALE                            SOCIETE GENERALE (CANADA)


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


SUMMIT BANK                                 THE TORONTO-DOMINION BANK


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:



                 (Signatures continued on next following page)

                                           JUNE 21 AMENDMENT TO LOCKUP AGREEMENT

                   (Signatures continued from preceding page)




THE TORONTO-DOMINION (NEW YORK), INC.       TRI-LINKS INVESTMENT TRUST


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


by:_________________________________        by:_________________________________
    name:                                       name:
    title:                                      title:


WACHOVIA BANK, N.A.


by:_________________________________
    name:
    title:


by:_________________________________
    name:
    title:

                                   SCHEDULE A


                              PHILIP SERVICES CORP.

                               RESTRUCTURING TERMS


This term sheet sets forth the principal terms and conditions for the restructuring of Philip Services Corp. ("PSC") and its Affiliates under a prearranged plan of reorganization (the "Plan") under Chapter 11 of the United States Bankruptcy Code ("Bankruptcy Code") and under the Companies Creditors Arrangement Act (Canada) ("CCAA").

This term sheet pertains only to the terms of a restructuring in the context of the prearranged reorganization plan described in this term sheet and is not an agreement or commitment to a restructuring on any other terms or in any other context.

Capitalized terms used in this term sheet and not otherwise defined have the meanings set forth in the Credit Agreement dated as of August 11, 1997 among PSC and Philip Services (Delaware) Inc., as borrowers, Canadian Imperial Bank of Commerce ("CIBC") as Administrative Agent, Bankers Trust Company ("BTCo") as Syndication Agent, CIBC and BTCo as Co-Arrangers, and the various lenders from time to time parties thereto, including all amendments and modifications thereto (the "Existing Credit Agreement"). All amounts shown are in US Dollars.


1.   EXISTING SENIOR SECURED LENDERS:

     The obligations of the Borrowers to the Lenders under the Existing Credit Agreement (the "Existing Syndicate Debt") will be restructured as of Plan Implementation as follows:

(a)  SENIOR SECURED DEBT:           Subject to (vi)(C), $350 million of the
                                    Existing Syndicate Debt will be restructured as senior secured debt (the "Senior Secured
                                    Debt"), in two tranches. One tranche will be $250 million of senior secured term debt
                                    (the "Senior Secured Term Debt") and the other tranche will be $100 million of secured convertible payment in kind debt
                                    ("Secured PIK Debt"). PSC shall have the right to prepay the Senior Secured Term Debt at any time provided that at the time of such prepayment PSC also pays all accrued and unpaid interest, fees and other amounts payable with respect to the amount prepaid, and any call premium payable under (iv) (C) below.

(i)  BORROWERS:                     PSC as to the Secured PIK Debt and Philip
                                    Services (Delaware) Inc. (the "US Borrower") as to the Senior Secured Term Debt.

(ii) SENIOR SECURED
     TERM DEBT:                     The terms of the Senior Secured Term Debt
                                    will be set forth in a restatement of the Existing Credit Agreement (the "Senior Term
                                    Credit Agreement") in form and substance satisfactory to the Lenders and PSC.

     (A)  AMOUNT:                   $250 million.

     (B)  INTEREST:                 9% per annum.

                                    Interest on the Senior Secured Term Debt will be payable in cash, quarterly in arrears on the last business day of each calendar quarter; provided, however, that during the first 12 months subsequent to the effective date of the Plan (such effective date being "Plan Implementation"), the US Borrower shall pay interest on the Senior Secured Term Debt to the extent of the lesser of 9% per annum and $20,000,000, and accrue the balance thereof (subject to the mandatory prepayment obligations described below). Interest will also be payable at the time of repayment of any Senior Secured Term Debt and at maturity of such Senior Secured Term Debt. All interest calculations shall be based on a 360-day year and actual days elapsed.

                                    The Senior Term Credit Agreement shall
                                    include protective provisions for such
                                    matters as default interest, capital
                                    adequacy, increased costs, funding losses, illegality and withholding taxes.

     (C)  MATURITY:                 5 years from Plan Implementation.

     (D)  COVENANTS:                As in the Existing Credit Agreement on the
                                    date hereof, with revisions as approved by the Lenders and PSC. Financial covenants will be as set out in Exhibit 1 hereto.

(iii) SECURED PIK DEBT:             The Secured PIK Debt will be issued to the
                                    Lenders pro rata in exchange for an equal amount of the Existing Syndicate Debt.

     (A)  AMOUNT:                   $100 million.

     (B)  INTEREST:                 10% per annum. Subject to (iv)(A) below,
                                    interest will accrue and be compounded
                                    quarterly in arrears. All interest
                                    calculations shall be based on a 360-day year and actual days elapsed.

     (C)  CONVERTIBILITY:           The Secured PIK Debt exchanged for the
                                    Existing Syndicate Debt will be convertible until maturity at the option of the holders into 25% of the common shares of the restructured PSC, in the aggregate, on a fully diluted basis as of Plan
                                    Implementation. The Secured PIK Debt will contain the usual anti-dilution provisions applicable in a public offering of convertible debt, including giving effect to the issuance of any common shares under the shareholder rights plan referred to below.
                                    Any Secured PIK Debt issued in respect of interest on Secured PIK Debt will not be convertible.

     (D)  MATURITY:                 5 years from Plan Implementation.

     (E)  REDEMPTION:               The Secured PIK Debt will be redeemable by
                                    PSC in the following circumstances:

                                    (i)  If (a) an offer is made to the
                                         common shareholders of PSC to
                                         acquire all of the common shares
                                         of PSC, or, in the case of an
                                         offer by an existing beneficial
                                         owner or owners of PSC common
                                         shares, to acquire all of the
                                         common shares of PSC not already
                                         owned by such owner(s) together
                                         with persons acting in concert
                                         (the shares already owned being
                                         the "Offeror's Existing
                                         Holdings"), (b) under the offer
                                         the Offeror acquires (1) common
                                         shares which together with the
                                         Offeror's Existing Holdings amount
                                         to 67% or more of the common
                                         shares of PSC, or (2) a majority
                                         of the common shares of PSC other
                                         than the Offeror's Existing
                                         Holdings, whichever is greater,
                                         and (c) the person or persons
                                         making the offer (the "Offeror")
                                         notifies PSC that it requires PSC
                                         to exercise such redemption right,
                                         then, subject to the following
                                         sentence, PSC will have the right
                                         to redeem the Secured PIK Debt for
                                         a price (the "Redemption Price")
                                         equal to 115% of the face amount
                                         of such

                                         Secured PIK Debt plus all accrued
                                         interest on the Secured PIK Debt.

                                         If the Offeror has notified PSC that
                                         it requires PSC to exercise the
                                         redemption right and the amount the
                                         holders of the Secured PIK Debt
                                         would have received by converting
                                         the convertible Secured PIK Debt to
                                         common shares of PSC and tendering
                                         them to the Offeror under its offer
                                         (the "Tender Price") would be
                                         greater than the Redemption Price of
                                         such Debt, any Secured PIK Debt
                                         which has not been converted by the
                                         close of business on the day prior
                                         to the redemption date set out in
                                         the redemption notice issued by PSC
                                         will be deemed to have been
                                         converted and tendered to the
                                         Offeror's offer, and the holders of
                                         the convertible Secured PIK Debt
                                         will be entitled to receive the
                                         Tender Price.

                                    (ii) The Secured PIK Debt may not be
                                         redeemed prior to the end of the
                                         first full year after Plan
                                         Implementation except as provided in
                                         (i) above. Commencing in the second
                                         year after Plan Implementation, PSC
                                         may redeem the Secured PIK Debt upon
                                         payment of the following percentage
                                         of the face amount of the Secured
                                         PIK Debt during the periods
                                         following Plan Implementation
                                         indicated below, plus all accrued
                                         interest on the Secured PIK Debt:

                                         Year 1           Not redeemable
                                         Year 2           125%
                                         Year 3           125%
                                         Year 4           116 2/3%
                                         Year 5           108 1/3%
                                         Maturity         100%


     (F)  COVENANTS:                To be the same as for the Senior Secured
                                    Term Debt.

(iv) MANDATORY PREPAYMENTS:

     (A) 75% of Cash Flow Available for Debt Service will be swept on an annual basis for the first two years and will be swept each quarter thereafter based on cumulative quarterly Cash Flow Available for Debt Service in each subsequent annual period. The first annual period for the cash sweep will be the period from Plan Implementation until the end of the fourth full Financial Quarter after Plan
                                    Implementation, the second annual
                                    period for the cash sweep will be
                                    the next four Financial Quarters,
                                    and so on.

                                    The cash sweep will be applied in
                                    the following manner: (i) first, to
                                    pay any interest accrued during the
                                    first 12 months subsequent to Plan
                                    Implementation with respect to the
                                    Senior Secured Term Debt, together
                                    with accrued interest on any such
                                    deferred interest at the rate of 9%
                                    per annum; (ii) second, to pay
                                    accrued but unpaid interest with
                                    respect to the Secured PIK Debt; and
                                    (iii) third, to repay the Senior
                                    Secured Term Debt.

                                    "Cash Flow Available for Debt
                                    Service" will be defined as PSC's
                                    consolidated EBITDA for the
                                    applicable period (excluding asset
                                    sale proceeds) less permitted
                                    capital expenditures and mandatory
                                    cash payments of principal and
                                    interest on other permitted fixed
                                    obligations as such amounts become
                                    due and owing pursuant to applicable
                                    agreements, cash taxes and interest
                                    on the Senior Secured Term Debt and
                                    on the exit/working capital
                                    financing. "Permitted capital
                                    expenditures" will be defined to
                                    mean capital expenditures paid in
                                    cash during the period plus amounts
                                    deposited to a reserve account to
                                    pay known future capital
                                    expenditures, in each case to the
                                    extent of the capital expenditures
                                    forecast for such period in the most
                                    recent budget approved by the
                                    Required Lenders.

     (B) Subject to (vi)(C) below, the Senior Secured Term Debt will be repaid from 75% of Net Asset Sale Proceeds (as defined below), subject to the following: (i) this repayment formula will apply to the extent such Net Asset Sale Proceeds on a cumulative basis, plus the
                                    $68,500,000 proceeds of the sale of
                                    PSC's Aluminum division less
                                    required post-closing adjustments to
                                    a maximum of $4,000,000, exceed
                                    $93,000,000; and (ii) if PSC sells
                                    its US Ferrous division the Net
                                    Asset Sale Proceeds of such sale
                                    will not be part of the $93,000,000
                                    referred to in (i), and the Senior
                                    Secured Term Debt will be repaid to
                                    the extent of 66-2/3% of the first
                                    $200,000,000 of Net Asset Sale
                                    Proceeds of such division and then
                                    to the extent of 75% of the balance
                                    of the proceeds, if any.

                                    "Net Asset Sale Proceeds" will be
                                    defined to mean the cash proceeds of
                                    asset sales of PSC and its
                                    Affiliates approved by the Lenders
                                    after the date hereof, net only of
                                    reasonable costs and expenses and of
                                    payment of indebtedness secured by
                                    such assets senior to the security
                                    for the Existing Syndicate Debt or
                                    the Senior Secured Term Debt, as the
                                    case may be, on such assets.

     (C) At the time of any optional prepayment of any Senior Secured Term Debt, PSC shall also pay the Call Premium, if any, on the amount prepaid. The "Call Premium" on any such repayment under the Senior Secured Term Debt shall be with respect to any repayment made during the periods following Plan
                                    Implementation indicated below, the
                                    corresponding percentage of the
                                    amount repaid:

                                    0-12 months       5%
                                    13-24 months      4%
                                    25-36 months      3%
                                    37-48 months      2%
                                    49-60 months      1%

(v)  SECURITY:                      The Senior Secured Term Debt and the
                                    Secured PIK Debt will be secured by
                                    guarantees and charges over
                                    substantially all of the assets of
                                    PSC and its Affiliates, ranking in
                                    priority to all claims other than
                                    the exit/working capital financing,
                                    and existing senior liens as may be
                                    applicable to particular assets
                                    (including without limitation the
                                    liens for any Permitted LC Facility
                                    and for the Bank Account Service
                                    Liabilities). The guarantees and
                                    security for the Existing Syndicate
                                    Debt will be retained, with
                                    any appropriate modifications so
                                    that they secure the Senior Secured
                                    Term Debt and the Secured PIK Debt.
                                    The Senior Secured Term Debt and the
                                    Secured PIK Debt shall rank pari
                                    passu under such security.

     (vi) OTHER TERMS:

          (A) Events of default, remedies and other terms acceptable to the holders of Senior Secured Debt and PSC.

          (B) The $26,600,000 of cash collateral held as part of the Permitted LC Facility Cash Collateral Security and as security for the benefit of the Bank Account Service Providers (the "Cash Collateral") will be released to PSC as such Cash
                                    Collateral is released by the issuer
                                    of letters of credit under the
                                    Permitted LC Facility and the Bank
                                    Account Service Providers following
                                    Plan Implementation.

          (C) The treatment in the Plan of undrawn letters of credit issued under the Existing Credit Agreement (which for greater certainty does not include letters of credit issued under the Permitted LC Facilities) will be as set out in Exhibit 2 hereto.

(b)  EQUITY:                        The balance of the Existing
                                    Syndicate Debt will be exchanged for
                                    a number of common shares to be
                                    issued to the Lenders pro rata by
                                    PSC representing (1) if the Voting
                                    Requirement (as defined herein) is
                                    met, 90% or (2) if the Voting
                                    Requirement is not met, 100%, of the
                                    common shares of the restructured
                                    PSC, subject to dilution, inter
                                    alia, upon the conversion of the
                                    Secured PIK Debt.

                                    All common shares issued will be
                                    freely tradeable (subject to the
                                    status of any Lender being an
                                    "underwriter" or an "affiliate"
                                    pursuant to Section 1145 of the
                                    Bankruptcy Code). PSC will use its
                                    best efforts to retain the listing
                                    of its common shares on the Toronto,
                                    Montreal and New York stock
                                    exchanges.

                                    There will be a shareholder rights
                                    plan for the restructured PSC which
                                    will give the shareholders (other
                                    than the Acquiror, as defined below)
                                    rights

                                    ("Rights") attached to the common
                                    shares, but redeemable at the option
                                    of PSC's board of directors, to
                                    subscribe at 50% of the then current
                                    trading price for one additional
                                    common share of PSC for each common
                                    share held, but only where a person
                                    (together with those acting in
                                    concert with such person)
                                    (collectively, the "Acquiror")
                                    acquires issued common shares which
                                    would bring the Acquiror's
                                    beneficial ownership to 20% or more
                                    of the common shares of PSC (a)
                                    through purchases from non-residents
                                    of Canada or from persons whose PSC
                                    shares are registered on PSC's books
                                    with a non-Canadian address, or (b)
                                    through purchases under the
                                    exemptions from the takeover bid
                                    requirements of the Securities Act
                                    (Ontario) applicable to purchases
                                    (i) from 5 or fewer persons, or (ii)
                                    in transactions in any twelve months
                                    which aggregate less than 5% of the
                                    issuer's outstanding shares. These
                                    Rights will not be triggered if the
                                    acquisition is made through a
                                    takeover bid made to all common
                                    shareholders which must remain open
                                    for at least 45 days and which
                                    complies with Canadian takeover bid
                                    regulations and policies. Holdings
                                    of common shares as of Plan
                                    Implementation will be
                                    grandfathered. For greater
                                    certainty, the Rights will not be
                                    triggered by acquisitions of
                                    authorized but unissued shares or
                                    treasury shares. Apart from the
                                    Rights, there will be no other
                                    provisions of any charter, by-laws
                                    or other agreement by which PSC is
                                    bound (other than existing
                                    agreements) which would provide for
                                    or could permit shareholder rights
                                    or rights to the other party to such
                                    agreement as a result of the
                                    ownership or proposed ownership of
                                    PSC common shares by any person or
                                    group of persons or the change of
                                    ownership or proposed change of
                                    ownership of PSC common shares or
                                    control of PSC.

                                    The Articles of the restructured PSC
                                    will not limit the number of common
                                    shares of PSC that may be issued
                                    from time to time and will provide
                                    that PSC could adopt no rights plan
                                    or other poison pill device other
                                    than as provided herein.

                                    The distributions of debt and equity
                                    to the Lenders may be allocated
                                    between the US and Canadian Plans as
                                    agreed between PSC and the Lenders.


2.   EXISTING UNSECURED CLAIMANTS AND SENIOR SECURED CREDITORS:

     Senior secured creditors shall be paid in full or have their claims and liens preserved or reinstated. Furthermore, trade creditors who agree to conduct ongoing business relationships with PSC in accordance with existing trade terms shall have their claims paid in full in the ordinary course of business. Subject to the Voting Requirements, certain other unsecured creditors identified by PSC (as may be agreed by the Lenders in their sole discretion) ("Impaired Unsecured Claims") shall have their claims exchanged for a pro rata share of (a) up to $60 million in unsecured payment in kind notes (the "Unsecured PIK Notes") and (b) up to 5% of the common shares of the restructured PSC, subject to dilution, inter alia, upon the conversion of the Secured PIK Debt. The Lenders will waive their right to receive distributions in respect of their unsecured deficiency claims under the US Plan if the Voting Requirement is satisfied in the US without regard to the votes of the Lenders, and under the Canadian Plan if the Voting Requirement is satisfied in Canada, without regard to the votes of the Lenders. The "Voting Requirement" shall mean the acceptance of the US Plan or the Canadian Plan, as the case may be, by the requisite holders of Impaired Unsecured Claims in an amount and number sufficient to cause such class to accept the Plan under the Bankruptcy Code, or the CCAA, as applicable.

     UNSECURED PIK NOTES:

         ISSUER:                    PSC

         INTEREST:                  6% per annum. Interest on the Unsecured PIK
                                    Notes will accrue and compound. Provided the Senior Secured Debt is not in default, cash interest will be payable on the Unsecured
                                    PIK Notes and on accrued unpaid interest following repayment in full of the Secured
                                    PIK Debt.

         MATURITY:                  10 years from Plan Implementation.

         AMORTIZATION:              Commencing 5 years from Plan Implementation
                                    provided the Senior Secured Debt is not in default, in equal instalments at the end of years 6 to 10 after Plan Implementation.

         SECURITY:                  None.

3.   SECURITIES CLAIMS AND EXISTING EQUITY HOLDERS OF PSC:

     The claims of the putative class action plaintiffs in the action previously pending against PSC in the United States District Court for the Southern District of New York and pending against PSC in the Ontario Court, General Division (the "Securities Action") and all other claims against PSC and any of its Affiliates arising out of securities fraud, recission and similar claims will be discharged under the Plan and will share, together with the existing shareholders of PSC, in 5% of the common shares of restructured PSC, subject to paragraph 2 and subject to dilution. In addition, subject to Bankruptcy Court approval, the settlement of the Securities Action may include the payment on Plan Implementation of attorneys fees for counsel to such plaintiffs in an amount not to exceed $575,000.


4.   ALTERNATE PROPOSAL FOR IMPAIRED UNSECURED CLAIMS

     In the alternative to the arrangements described in paragraphs 2 and 3 above, if prior to commencing the Cases PSC enters into an agreement with representatives of the holders of the Allwaste 7 1/4% Convertible Subordinated Debentures (the "Old Debentureholders") acceptable to the Required Lenders on substantially the terms of this Term Sheet including this paragraph 4, then, subject to the Voting Requirement, the treatment of holders of Impaired Unsecured Claims will be as follows:

     (a) subject to (b), distributions to holders of Impaired Unsecured Claims in the US Plan and the Canadian Plan will be made on a pro rata basis based on allowed Claims amounts from a pool of (i) $60 million of Unsecured PIK Notes and (ii) 5% of the common shares of the restructured PSC, subject to dilution;

     (b) the holders of Impaired Unsecured Claims in the US Plan will have their claims exchanged for a pro rata share of the equity referred to in (a)(ii) above and either a pro rata share of

          (i)  the $60 million of Unsecured PIK Notes; or

          (ii) $18 million of unsecured convertible debt described below (the "Convertible Debt")

          provided that

         (iii) the $60 million pool of Unsecured PIK Debt shall be reduced by $1.00 for every $1.50 of Convertible Debt issued; and

          (iv) if holders of more than $27.5 million of such Impaired Unsecured Claims elect to receive Convertible Debt, the Convertible Debt shall be issued to the holders who make such election pro rata and the balance of their claims shall be exchanged for Unsecured PIK Notes;

     (c) The distributions to Impaired Unsecured Claims in the Canadian Plan will not be affected by this election, and such claims will continue to be exchanged for a pro rata share of the equity and Unsecured PIK Notes referred to above.

          CONVERTIBLE DEBT:

          (A)   AMOUNT:             $18 million

          (B)   INTEREST:           no interest for the first 3 years after Plan
                                    Implementation. Cash interest payable
                                    commencing in Year 4 at 3% per annum.

          (C)   CONVERTIBILITY:     The Convertible Debt will be convertible or
                                    exchangeable until maturity at the option of the holders into common shares of the restructured PSC at a price of $30 of Convertible Debt per share based on the assumption that the outstanding equity of restructured PSC immediately following consolidation will be 24,000,000 common shares.

          (D)   MATURITY:           20 years from Plan Implementation.

     In   such case:

     (c) the balance of the Existing Syndicate Debt referred to in paragraph 1(b) above will be exchanged for a number of common shares issued to the Lenders pro rata by PSC representing (i) if the Voting Requirement is met, 91% or (ii) if the Voting Requirement is not met, 100%, of the common shares of the restructured PSC, subject to dilution; and

     (d) the holders of claims or interests referred to in paragraph 3 will share in 4% of the equity of the restructured PSC, subject to paragraph 4(b)(ii) and subject to dilution.


5.   EXIT/WORKING CAPITAL FINANCING:

          BORROWER:                 PSC and Philip Services (Delaware) Inc.
                                    (others to be determined).

          AMOUNT:                   $100 million.

                                    If the resolution of the letter of credit issue described in item (vi)(D) under "Senior Secured

                                    Debt" above results in undrawn letters of credit being transferred to the exit facility, the exit lenders will give consideration, in their sole discretion, to increasing the facility to as much as $125 million to provide for such letters of credit.

          PURPOSE: To fund repayment of debtor-in-possession financing provided to the Borrowers in the Cases (as defined below), short-term working capital needs and letters of credit within a sub-limit of the credit.

          SECURITY:                 Secured by guarantees and charges over the
                                    accounts receivable and inventory and, if required, substantially all of the other assets, of PSC and its subsidiaries, senior to all other security including the security for the Senior Secured Debt, other than existing senior liens applicable to particular assets as provided in 1(a)(v) above.

          INTEREST RATE:            To be discussed (intended to be a market
                                    rate at the relevant time).

          FEES:                     To be discussed.

          MATURITY:                 Two years from Plan Implementation. The exit
                                    facility may be refinanced in whole but not in part by a replacement facility with the same priority as, and in an amount equal to, the exit facility, and having terms substantially the same as the exit facility to the extent commercially available.

          OTHER TERMS:              To be negotiated.


6.   PLAN TIMETABLE:

     PSC and its Affiliates will use their best efforts to achieve the following Plan Timetable:

                                    PSC and its Affiliates in the United States and Canada will commence, in a venue mutually agreeable to PSC and the Required Lenders, voluntary insolvency proceedings in the United States and Canada (the "Cases"), including the filing of the Plan not later than June 30, 1999.

                                    The Disclosure Statement shall be approved by the US and Canadian courts presiding over the Cases

                                    (the "Bankruptcy Courts") not later than August 31, 1999.

                                    The Bankruptcy Courts shall confirm the Plan not later than October 31, 1999.

                                    Plan Implementation shall occur not later than November 30, 1999 (the "Plan Implementation Date").


7.   OTHER PLAN TERMS:       (a)    The Plan will include an employee and
                                    management incentive plan acceptable to PSC and the Lenders which may include the granting of options, such incentive plan to be consistent with customary practices involving restructured companies.

                             (b) Notwithstanding anything in this term sheet to the contrary, PSC and its Affiliates may at all times (both before and after the execution of the Lock-Up Agreement and the filing of the Plan) respond to unsolicited offers (but for greater certainty may not, directly or indirectly, seek, solicit, encourage or initiate any discussions respecting any offers) relative to potential transactions which (i) restructure substantially all of the equity and debt of PSC and its Affiliates, and (ii) are demonstrably more favourable to the Lenders and the other stakeholders in PSC than the transactions set forth in this term sheet or in the Plan.

                             (c) The board of directors of the reorganized PSC will consist of 9 directors, who will be nominated by the Lenders. The Lenders agree that their nominees will include two members of the existing PSC board and will include two members nominated by High River Limited Partnership ("High River") provided that High River and Lenders acting in concert with it beneficially own at least 25% of the Existing Syndicate Debt. If one or both of the nominees from the existing board is a nominee on that board of High River or persons acting in concert with it, that person will be counted as a High River nominee on the slate for the new board.

                             (d) It shall be a condition to confirmation of the Plan that (i) the Lock-Up Agreement shall not have been terminated, and (ii) each of the conditions set out in Section 7 of the Lock-Up Agreement shall have been satisfied.


8.   PUBLIC ANNOUNCEMENTS:          The parties hereto agree that all public
                                    announcements of the entry into or the terms and conditions of this term sheet shall be mutually acceptable to the Administrative
                                    Agent and PSC.


DATED this 21st day of June, 1999.

                                    EXHIBIT 1
                              (Financial Covenants)


1. the ratio of (x) current assets to (y) current liabilities, at all times from and after the first day of the first Financial Quarter commencing after Plan Implementation, must be equal to or greater than 1.5 to 1.0.*

2. aggregate EBITDA for the third and fourth Financial Quarters commencing after Plan Implementation must not be less than 80% of budgeted EBITDA as approved by the Lenders.

3. the ratio of (x) Non PIK Debt to (y) EBITDA, at all times from and after December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], must be equal to or less than 3.75 to 1.0.

4. the ratio of (x) Total Debt to (y) EBITDA, at December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], and from that date until March 31, 2001, must be equal to or less than 5.5 to 1.0, and at all times thereafter must be equal to or less than 5.0 to 1.0.

5. the ratio of (x) EBITDA to (y) Cash Interest Expense, at all times from and after December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], must be greater than 3.5 to 1.0.

6. the ratio of (x) EBITDA to (y) Total Interest Expense, at all times from and after December 31, 2000 [INTENDED TO BE END OF FIRST FULL FINANCIAL YEAR AFTER PLAN IMPLEMENTATION], must be greater than 2.25 to 1.0.

     For the purpose of these financial covenants:

(a) EBITDA, Total Interest Expense and Cash Interest Expense are intended to be calculated on a rolling 4 quarter basis. The calculations of these items will exclude the periods prior to the commencement of the third full Financial Quarter following Plan Implementation with EBITDA under covenants 3 and 4 being annualized until there are four full Financial Quarters of EBITDA for such calculations.

(b) EBITDA will exclude any net extraordinary, unusual or non recurring gains or net non cash extraordinary, unusual or non recurring losses, and will be adjusted as provided in the definition of EBITDA in the Existing Credit Agreement on any Sale approved by the Lenders.

(c)  Total Interest Expense will be the existing definition of "Interest
     Expense".

(d) Cash Interest Expense will be Total Interest Expense excluding any accrued non-cash interest on the Senior Secured Term Debt and any interest on the Secured PIK Notes or on the Unsecured PIK Notes.

(e) Total Debt will be the existing definition of Debt (which, for greater certainty, includes contingent liabilities under letters of credit but excludes contingent liabilities incurred in support of bonds or similar arrangements delivered in support of goods or services provided by PSC in the ordinary course of its business until such bonds or similar arrangements are called upon or are required to be accrued as a charge against income on PSC's financial statements).

(f) Non PIK Debt will be Total Debt other than Debt owing under the Secured PIK Notes and the Unsecured PIK Notes.

[FN]
* If PSC (with the Lenders' approval) makes a significant asset disposition in any Financial Year after Plan Implementation which could affect its compliance with the working capital ratio requirements in covenant 1 above, the Lenders in their sole discretion will consider such covenant.

                                    EXHIBIT 2


        TREATMENT OF LCS OUTSTANDING UNDER THE EXISTING CREDIT AGREEMENT

1. For the purposes of the Plan, the aggregate claim of the LC Issuers and the LC Lenders against PSC and the US Borrower with respect to LCs issued under the Existing Credit Agreement ("Existing LCs") will be deemed to be the greater of :

     (a)  $20 million; and

     (b) the amount actually drawn under the Existing LCs on or before Plan Implementation.

This amount will be the "Agreed LC Claim". (LCs issued under a Permitted LC Facility are outside the Existing Credit Agreement and the claims of the issuer(s) of such letters of credit will not be compromised.)

2. For greater certainty, references in this Exhibit to the claims of the LC Lenders with respect to the Existing LCs are to the reimbursement claims the LC Lenders would have against PSC or the US Borrower, as applicable, under section 2.06(3) of the Existing Credit Agreement for drawings under an Existing LC, following the purchase of such claims by the LC Lenders from the LC Issuers under section 2.06(4) of the Existing Credit Agreement. Each LC Lender's share of the Agreed LC Claim and of any Unfunded LC Claim (as defined below) will be its pro rata share of such Claim based on its respective Cdn. LC Commitment and US LC Commitment as a proportion of the aggregate Cdn. LC Commitment and US LC Commitment.

3. To the extent that the Agreed LC Claim is greater than the amount actually drawn under the Existing LCs on or before Plan Implementation (such difference being the "Unfunded LC Claim"), this amount will be funded by the LC Lenders. Each LC Lender will fund its share of the Unfunded LC Claim either:

     (a)  in cash; or

     (b) to the extent an LC Lender does not fund its share of the Unfunded LC Claim in cash, by contributing distributions it receives in the Plan equivalent to its share of the Unfunded LC Claim. This contribution will be calculated by a formula reflecting these principles which will be set out in the definitive documentation.

The contribution by the LC Lenders (whether in cash or as provided in (b) above) will be included in calculating their share of the Existing Syndicate Debt and in calculating the total amount of Existing Syndicate Debt, and will be distributed to all of the Lenders on Plan Implementation pro rata as a distribution on the Existing Syndicate Debt.

4. The arrangements described in this Exhibit will be the only effect of the Plan on the respective rights and obligations of the LC Lenders, the LC Issuers, PSC and the US Borrower in connection with the Existing LCs. The obligations supported by the Existing LCs will not be impaired or compromised in the Plan without the consent of the LC Lenders and the LC Issuers. To the extent the Existing LCs are undrawn on Plan Implementation, they will be transferred to the exit facility and will be deemed to be outstanding under that facility on Plan Implementation. The obligations of the PSC and the US Borrower to reimburse the LC Issuers and the LC Lenders under section 2.06(3) of the Credit Agreement with respect to drawings made under Existing LCs following Plan Implementation will be unimpaired and will be included in the exit facility. On Plan Implementation, any cash collateral held under section 5.06 of the Credit Agreement for the benefit of the LC Lenders in respect of the Existing LCs will be paid to the LC Lenders.

5. These arrangements will not in any way limit or discharge any of the present or future liabilities of the LC Lenders to the LC Issuers. The Plan and the exit facility will include acknowledgements to this effect.

                                   SCHEDULE B


All amounts stated in United States dollars. For the purposes of this schedule, outstanding letters of credit and operating lines denominated in other currencies have been converted to U.S. Dollars at the prevailing rate of exchange.

The Debt of each LC Lender includes its non-LC Debt together with its rateable share of the face value of outstanding letters of credit, less its rateable share of all cash collateral held for application against outstanding letters of credit.


         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
ABN Amro Bank Canada                          15th Floor                                       $17,210,651
                                              Aetna Tower
                                              P.O. Box 114
                                              Toronto-Dominion Centre
                                              Toronto, Ontario
                                              M5K 1G8
                                              Attention:  Larry Maloney
                                              Facsimile:  (416) 367-7935
                                              - and -
                                              10 East, 53rd Street
                                              New York, New York  10022
                                              Attention:  Steven Wimpeny
                                              Facsimile:  (212) 891-0651

Accord Financial Corporation                  335 Madison Avenue                                $4,586,796
                                              26th Floor
                                              New York, New York 10017
                                              Attention:  Ruth Steinberg
                                              Facsimile:  (212) 850-7598

American Real Estate Holdings L.P.            c/o Icahn Associates Corp.                       $76,638,787
                                              767 Fifth Avenue
                                              New York, New York 10153
                                              Attention:  Martin Hirsch
                                              Facsimile:  (212) 750-5841
                                              - and -
                                              100 South Bedford Road
                                              Mt. Kisco, New York  10549
                                              Attention:  Henry J. Gerard
                                              Facsimile:  (914) 242-9282

Banco Central HispanoAmericano, S.A.          701 Brickell Ave.                                 $6,334,755
Miami Agency                                  Suite 2410
                                              Miami, Florida 33131-2914
                                              Attention:  Pierre Dulin
                                              Facsimile:  (305) 358-6851

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
The Bank of East Asia (Canada)                Suite 102-103, East Asia Centre                  $5,736,884
                                              350 Highway 7 East
                                              Richmond Hill, Ontario
                                              L4B 2N2
                                              Attention:  Daniel Chow
                                              Facsimile:  (905) 882-5220

Bankers Trust Company                         130 Liberty Street                               $7,526,760
                                              28th Floor
                                              New York, New York 10006
                                              Attention:  Allan Stewart/Jeff Ogden
                                                          & Keith Braun
                                              Facsimile:  (212) 669-1575
                                              - and -
                                              130 Liberty Street, Mail Stop 2283
                                              New York, New York 10008
                                              Attention:  Chantal J. Lapice
                                              Facsimile:  (212) 669-1577

Banque Nationale de Paris                     121 King Street                                          $0
                                              Suite 2130
                                              Toronto, Ontario
                                              M5H 3T9
                                              Attention:  Don Lee
                                              Facsimile:  (416) 947-3541
                                              - and -
                                              1981 McGill College Avenue
                                              Montreal, Quebec
                                              H3A 2W8
                                              Attention:  Jacquelin Ouellette
                                              Facsimile:  (514) 285-2906

Banque Nationale de Paris (Canada)            121 King Street                                 $10,381,883
                                              Suite 2130
                                              Toronto, Ontario
                                              M5H 3T9
                                              Attention:  Don Lee
                                              Facsimile:  (416) 947-3541
                                              - and -
                                              1981 McGill College Avenue
                                              Montreal, Quebec
                                              H3A 2W8
                                              Attention:  Jacquelin Ouellette
                                              Facsimile:  (514) 285-2906

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
Bear, Stearns & Co. Inc.                      245 Park Avenue                                 $85,015,472
                                              New York, New York 10167
                                              Attention:  Al Mintz
                                              Facsimile:  (212) 272-8102
                                              - and -
                                              245 Park Avenue
                                              New York, New York 10167
                                              Attention:  Laura Torrado
                                              Facsimile:  (212) 272-8079

BT Bank of Canada                             Royal Bank Plaza, North Tower                   $31,879,886
                                              Suite 1700
                                              200 Bay Street
                                              Toronto, Ontario
                                              M5J 2J2
                                              Attention:  Philip Hampson
                                              Facsimile:  (416) 865-0148

Canadian Imperial Bank of Commerce            Commerce Court West                             $45,877,648
                                              6th Floor
                                              Toronto, Ontario
                                              M5L 1A2
                                              Attention:  Adam Becker/
                                                          Brian McDonough
                                              Facsimile:  (416) 861-3602

Chase Bank of Texas, N.A.                     712 Main Street                                 $19,657,160
                                              5 TCBE 78
                                              Houston, Texas 77002
                                              Attention:  Ed Stringer
                                              Facsimile:  (713) 216-5642

The Chase Manhattan Bank                      c/o Chase Securities Inc.                        $4,291,285
                                              270 Park Avenue
                                              4th Floor
                                              New York, New York 10017
                                              Attention:  Howard Golden
                                              Facsimile:  (212) 270-7968
                                              - and -
                                              Special Loan Department
                                              380 Madison Avenue, 9th Floor
                                              New York, New York  10017
                                              Attention:  John McDonagh/
                                                          Tom Maher
                                              Facsimile:  (212) 622-3783

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
The Chase Manhattan Bank of Canada            1 First Canadian Place                          $12,907,988
                                              100 King Street West
                                              Suite 6900
                                              P.O. Box 106
                                              Toronto, Ontario
                                              M5X 1A4
                                              Attention:  Christine Chan
                                              Facsimile:  (416) 216-4161

CIBC Inc.                                     Cross Border                                    $10,035,681
                                              425 Lexington Avenue
                                              7th Floor
                                              New York, New York 10017
                                              Attention:  Bruce Layman
                                              Facsimile:  (212) 856-4135

Citibank, N.A.                                599 Lexington Avenue                             $8,593,341
                                              21st Floor
                                              New York, New York 10043
                                              Attention:  Harry Vlandis
                                              Facsimile:  (212) 793-9470

Comerica Bank                                 International Finance Department                $34,700,407
                                              One Detroit Center
                                              500 Woodward Avenue, 23rd Floor
                                              P.O. Box 7500
                                              Detroit, Michigan 48275-3328
                                              Attention:  Darlene Persons
                                              Facsimile:  (313) 222-3377
                                              - and -
                                              Attention:  Steve Lyons
                                              Facsimile:  (313) 222-5706

Credit Suisse First Boston                    Eleven Madison Avenue                                    $0
                                              New York, New York 10010-3629
                                              Attention:  Jan Kofol
                                              Facsimile:  (212) 325-0304

Credit Suisse First Boston Canada             Credit Suisse Centre                            $13,842,511
                                              525 University Avenue
                                              Suite 1300
                                              Toronto, Ontario
                                              M5G 2K8
                                              Attention:  Peter Chauvin
                                              Facsimile:  (416) 352-4576

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
Dai-Ichi Kangyo Bank (Canada)                 Commerce Court West                              $5,736,884
                                              Suite 5025
                                              P.O. Box 295
                                              Toronto, Ontario
                                              M5L 1H9
                                              Attention:  Wayne Shiplo
                                              Facsimile:  (416) 365-7314

The Dai-Ichi Kangyo Bank, Ltd.                One World Trade Centre                          $15,836,889
                                              48th Floor
                                              New York, New York 10048
                                              Attention:  Bob Gallagher
                                              Facsimile:  (212) 524-0579

Deutsche Bank AG, New York and or             31 West 52nd Street                                      $0
Cayman Island Branches                        New York, New York 10019-6150
                                              Attention:  Silvia Spear
                                              Facsimile:  (212) 469-8213

Deutsche Bank Canada                          222 Bay Street                                  $24,224,394
                                              Fax:  (416) 682-8444
                                              Suite 1200
                                              P.O. Box 196
                                              Toronto, Ontario
                                              M5K 1H6
                                              Attention:  Tim Leonard
                                              Facsimile:  (416) 682-8444

Eaton Vance - Senior Debt Portfolio           24 Federal Street                                $6,334,755
                                              Boston, Massachusetts 02110
                                              Attention:  Gretchen Bergstresser
                                              Facsimile:  (617) 695-9594

Fernwood Associates L.P.                      c/o Intermarket Corp.                           $21,139,974
                                              667 Madison Avenue
                                              20th Floor
                                              New York, New York 10021
                                              Attention:  Tom Borger/John Beiter
                                              Facsimile:  (212) 832-4997

Foothill Capital Corporation                  11111 Santa Monica Blvd.                        $37,643,856
                                              15th Floor
                                              Santa Monica, California 90025
                                              Attention:  Dennis Ascher/
                                                          Sean Dixon
                                              Facsimile:  (310) 479-0461

Goldman Sachs Canada Credit Partners Co.      85 Broad Street. 6th Floor                       $1,683,888
                                              New York, New York 10004
                                              Attention:  Lizelle Salvador/
                                                          Tracey McCaffrey
                                              Facsimile:  (212) 346-2608

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
Goldman Sachs Credit Partners L.P.             85 Broad Street, 6th Floor                      $3,139,757
                                               New York, New York 10004
                                               Attention:  James Gillespie
                                               Facsimile:  (212) 902-3757
                                               - and -
                                               85 Wall Street, 28th Floor
                                               New York, New York  10005
                                               Attention:  Purnima Puri
                                               Facsimile:  (212) 357-0922

High River Limited Partnership                 c/o Icahn Associates Corp.                    $199,887,471
                                               767 Fifth Avenue
                                               New York, New York 10153
                                               Attention:  Russell Glass/Carl Icahn
                                               Facsimile:  (212) 750-5807
                                               - and -
                                               1 Wall Street Court, Suite 980
                                               New York, New York  10005
                                               Attention:  Richard T. Buonato
                                               Facsimile:  (212) 635-5571

Keybank National Association                   127 Public Square                              $12,669,511
                                               Mail Code: OH-01-27-0504
                                               Cleveland, Ohio 44114-1306
                                               Attention:  Terry A. Graffis/
                                                           Craig Haverlock
                                               Facsimile:  (216) 689-8468

Madeleine Corp.                                c/o Cerberus Partners, L.P.                    $18,539,302
                                               450 Park Avenue
                                               28th Floor
                                               New York, New York 10167
                                               Attention:  Mike Hisler
                                               Facsimile:  (212) 421-2947
                                               - and -
                                               Attention:  Glen Marder
                                               Facsimile:  (212) 758-5305

Madeleine LLC                                  c/o Cerberus Partners, L.P.                    $28,506,401
                                               450 Park Avenue
                                               28th Floor
                                               New York, New York 10167
                                               Attention:  Mike Hisler
                                               Facsimile:  (212) 421-2947
                                               - and -
                                               Attention:  Glen Marder
                                               Facsimile:  (212) 758-5305

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
Mellon Bank Canada                            One Mellon Bank Center                          $13,842,511
                                              Suite 1525
                                              Pittsburgh, Pennsylvania 15258
                                              Attention:  Alan J. Kopolow
                                              Facsimile:  (412) 234-0286

Mellon Bank, N.A.                             One Mellon Bank Centre                                   $0
                                              Suite 1525
                                              Pittsburgh, Pennsylvania 15258-0001
                                              Attention:  Alan J. Kopolow
                                              Facsimile:  (412) 234-0286

The Mutual Life Assurance Company             227 King Street South                           $14,342,209
of Canada                                     Waterloo, Ontario
                                              N2J 4C5
                                              Attention:  Keith Cressman
                                              Facsimile:  (519) 888-3666

Mutual Shares Fund, a series of               51 John F. Kennedy Parkway                      $19,865,732
Franklin Mutual Series Fund Inc.              Short Hills, New Jersey 07078
                                              Attention:  Leigh Walzer
                                              Facsimile:  (973) 912-0147

Nationsbank, N.A.                             100 North Tyron Street                              $44,465
                                              NC1-007-12-04
                                              Charlotte, North Carolina  28255
                                              Attention:  Peter Santry/Ted Cook
                                              Facsimile:  (704) 388-9268
                                              - and -
                                              Special Assets Office, New York
                                              335 Madison Avenue, 6th Floor
                                              New York, New York  10017
                                              Attention:  Peter Wheelock
                                              Facsimile:  212-503-7080
                                              - and -
                                              Nationsbanc, Montgomery
                                              9 West 57th Street, 47th Floor
                                              New York, New York  10019
                                              Attention:  Richard Furst
                                              Facsimile:  212-583-8210

Paribas                                       1200 Smith                                      $12,669,511
                                              Fax:  (713) 659-5234
                                              Suite 3100
                                              Houston, Texas 77002
                                              Attention:  Scott Clingan
                                              Facsimile:  (713) 659-5234
                                              - and -
                                              787 Seventh Avenue
                                              New York, New York  10019
                                              Attention:  Albert Young
                                              Facsimile:  212-841-3565

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
PNC Bank, National Association                One PNC Plaza - 2nd Plaza                       $31,673,778
                                              249 Fifth Avenue
                                              Pittsburgh, Pennsylvania 15222-2707
                                              Attention:  Lewis Lobdell
                                              Facsimile:  (412) 762-4157

The Royal Bank of Scotland PLC                Wall Street Plaza                               $12,669,511
                                              88 Pine Street
                                              26th Floor
                                              New York, New York 10005
                                              Attention:  Derek Bonnar
                                              Facsimile:  (212) 480-0791

Sakura Bank (Canada)                          Commerce Court West                             $20,763,766
                                              Suite 3601
                                              P.O. Box 59
                                              Toronto, Ontario
                                              M5J 2S1
                                              Attention:  Elwood R. Langley
                                              Facsimile:  (416) 369-0268

The Sakura Bank, Limited                      Commerce Court West                                      $0
                                              Suite 3601
                                              P.O. Box 59
                                              Toronto, Ontario
                                              M5J 2S1
                                              Attention:  Yasumasa Kikuchi
                                              Facsimile:  (416) 369-0268

Societe Generale                              Asset Recovery Management                                $0
                                              560 Lexington Avenue
                                              New York, New York 10022
                                              Attention:  Nina Ross
                                              Facsimile:  (212) 278-6460

Societe Generale (Canada)                     Scotia Plaza                                    $34,606,278
                                              100 Yonge Street
                                              Suite 1002
                                              Toronto, Ontario
                                              M5C 2W1
                                              Attention:  Doug Bache
                                              Facsimile:  (416) 364-1879

Summit Bank                                   750 Walnut Avenue                                $3,727,568
                                              P.O. Box 1200
                                              Cranford, New Jersey 07016-1200
                                              Attention:  Joseph B. Hodgkins/
                                                          Martin Feig
                                              Facsimile:  (908) 709-6066

         CONSENTING LENDER                            ADDRESS                        CONSENTING LENDER'S DEBT
         -----------------                            -------                        ------------------------
The Toronto-Dominion Bank                     55 King Street West                             $34,606,278
                                              8th Floor
                                              Toronto Dominion Tower
                                              Toronto, Ontario
                                              M5K 1S2
                                              Attention:  Adam Newman
                                              Facsimile:  (416) 956-6896

Toronto Dominion (New York), Inc.             31 West 52nd Street                                      $0
                                              New York, New York 10019
                                              Attention:  Duncan Robertson
                                              Facsimile:  (212) 956-6896

Tri-Links Investment Trust                    2 World Financial Center                         $4,292,382
                                              17th Floor
                                              New York, New York 10028
                                              Attention:  Michael Doyle
                                              Facsimile:  (212) 667-1708

Wachovia Bank, N.A.                           191 Peachtreet Street North East                $12,669,511
                                              28th Floor
                                              Atlanta, Georgia 30303
                                              Attention:  Fitz Wickham/
                                                          John Robertson &
                                                          Harry Hagan
                                              Facsimile:  (404) 332-6898

                                   SCHEDULE C

                                                                    CONFIDENTIAL

                                                                   June 28, 1999

Philip Services Corp.
100 King Street West
Hamilton, Ontario
L8N 4J6


Attention: Colin Soule


Philip Services (Delaware), Inc.
100 King Street West
Hamilton, Ontario
L8N 4J6
Attention:        Colin Soule


re  Debtor-in-Possession Financing Letter
-----------------------------------------

Dear Mr. Soule:

     At your request, Canadian Imperial Bank of Commerce ("CIBC") and Bankers Trust Company ("BTCo") and/or its affiliates (together with CIBC, the "DIP Co-Arrangers") have reviewed certain information provided to date in connection with a possible debtor-in-possession financing (the "DIP Financing") in the form of the credit facility described below for Philip Services (Delaware), Inc. (the "US Borrower") and Philip Services Corp. (the "Canadian Borrower") as borrowers thereunder on an individual basis (collectively, the "Borrowers") in connection with the pre-arranged plan of reorganization (the "Pre-Arranged Plan") contemplated in the Lock-Up Agreement and Restructuring Terms Sheet, dated June 21, 1999, agreed to by the Canadian Borrower on behalf of itself and each of its affiliates.

     We understand that you have requested a revolving credit and letter of credit facility (the "DIP Facility") of up to $100,000,000, which shall be used (x) to pay all professional fees incurred by the DIP Agent (as defined below) and the DIP Lenders (as defined


08/13/99 2:52 PM
[6HPXP01!.DOC]
below) in connection with the DIP Facility, (y) to provide for working capital and general corporate requirements and payments of professional fees and expenses (including professionals retained pursuant to Section 327 of the US Bankruptcy Code) of the US Borrower and certain of its US affiliates (collectively, the "US Credit Parties") and (z) to provide for working capital and general corporate overhead requirements of the Canadian Borrower and the other Canadian Credit Parties in an amount not to exceed the Canadian Loan Amount (as defined below), during the continuance of pre-arranged bankruptcy proceedings with respect to the Borrowers and certain of their subsidiaries incorporated in the United States or Canada that may be commenced under Chapter 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code," and the proceedings commenced thereunder, the "US Cases") and/or under the Companies Creditors Arrangement Act (the "CCAA," and the proceedings commenced thereunder, the "Canadian Cases" and, together with the US Cases, the "Cases").

     The DIP Co-Arrangers are pleased to advise you of their agreement to co-arrange the DIP Facility on the terms and subject to the conditions set forth herein, in the "Summary of Certain Terms" attached hereto and in the letter dated as of the date hereof regarding the payment of fees (the "Fee Letter"). In addition, BTCo agrees to act as administrative agent (the "DIP Agent") and as collateral agent for the collateral located in the United States, and CIBC as collateral agent for the collateral located in Canada (the "DIP Collateral Agents"), for the DIP Facility.

     The DIP Facility may be provided by all or a sub-group of the lenders parties to the existing Credit Agreement dated as of August 11, 1997 (the "Existing Credit Agreement") among the Borrowers, CIBC, as Administrative Agent, BTCo, as Syndication Agent, CIBC and BTCo, as Co-Arrangers, Dresdner Bank Canada and Dresdner Bank AG New York Branch (collectively, "Dresdner"), as Documentation Agent (CIBC, BTCo, and Dresdner, collectively, the "Pre-Petition Agents"), and the various lenders from time to time parties thereto (in such capacity, collectively, the "Pre-Petition Lenders"), which will have executed an Addendum (in the form attached hereto as Exhibit A) evidencing such Pre-Petition Lender's consent to and approval of the terms and conditions of this letter and the term sheet and each such Pre-Petition Lender's commitment to make loans and issue or participate in letters of credit under the DIP Facility, subject to the negotiation, execution and delivery of definitive documentation for the DIP Facility that is in form and substance satisfactory to the DIP Agent (collectively, the "DIP Credit Documentation"). The DIP Credit Documentation shall be prepared by White & Case LLP and Blake, Cassels & Graydon and shall contain such covenants, representations and warranties, events of default, conditions precedent, security arrangements, indemnities and other terms and provisions as shall be satisfactory to the DIP Agent and the lenders that agree to provide the DIP Financing (the "DIP Lenders").

     The DIP Co-Arrangers shall manage all aspects of the syndication of the DIP Financing and the Borrowers hereby agree to assist in such syndication process. To assist the DIP Co-Arrangers in their syndication efforts, you hereby agree (a) to provide and cause your advisors to provide the DIP Co-Arrangers and the other syndicate members upon request with all reasonable information deemed necessary by the DIP Co-Arrangers to complete syndication, including but not limited to information and evaluations prepared by the Borrowers and their advisors on their behalf relating to the transactions contemplated hereby and (b) to assist the DIP

Co-Arrangers upon request in the preparation of an Information Memorandum to be used in connection with the syndication of the DIP Financing, including making available officers of the Borrowers from time to time and attending and making presentations regarding the business and prospects of the Borrowers as appropriate at a meeting or meetings of DIP Lenders or prospective DIP Lenders.

     The Borrowers hereby confirm their understanding that the DIP Co-Arrangers' agreement to co-arrange the DIP Facility is independent of their agreement to participate as DIP Lenders in the proposed financing contemplated by the DIP Facility, and that nothing contained herein shall be deemed a commitment of the DIP Co-Arrangers to participate as DIP Lenders in the proposed financing. The DIP Co-Arrangers shall not be responsible or liable for damages which may be alleged as a result of their failure to arrange or participate in the DIP Facility in the event that they decline to arrange or participate in the proposed financing contemplated by the DIP Facility in accordance with the terms outlined in this letter, the term sheet or any other terms.

     The Borrowers hereby represent, warrant and covenant that all information (other than projections, if any) and data concerning the Borrowers and their affiliates which has been or is hereafter furnished or otherwise made available to the DIP Co-Arrangers, the DIP Agent and the DIP Lenders by the Borrowers was at the time made, and will be, complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made. Projections, if any, do and will constitute the Borrowers' good faith estimates of the items projected.

     The Borrowers further represent that prior to the filing of the Cases, (i) the Borrowers shall have engaged in negotiations regarding the Pre-Arranged Plan with the holders (or representatives of such holders) of claims against the Borrowers and/or their subsidiaries entitled to vote on the Pre-Arranged Plan, (ii) the Borrowers shall have used their best efforts to obtain written agreements, to the extent legally permissible, from such holders of claims in terms of amount of claims and number of holders as required for the approval of the Pre-Arranged Plan by the relevant classes of claims and interests under the Bankruptcy Code and the CCAA, committing such holders (a) to vote in favor of the Pre-Arranged Plan and (b) not to sell or assign their claims or interests except to an entity that agrees in writing to be bound by the terms of such agreements, and (iii) the Pre-Arranged Plan shall be feasible and there shall exist no known impediment to confirmation of the Pre-Arranged Plan and consummation thereof by November 30, 1999.

     To induce the DIP Co-Arrangers to issue this letter, the Borrowers hereby agree that all reasonable fees and expenses (including syndication expenses and the reasonable fees and expenses of counsel and consultants) of the DIP Co-Arrangers, arising in connection with this letter and in connection with the transactions described herein shall be for their joint and several account, whether or not the DIP Financing is consummated or the DIP Credit Documentation is executed. The Borrowers further agree, on a joint and several basis, to indemnify and hold harmless the DIP Co-Arrangers, the DIP Agent, the DIP Collateral Agents, each DIP Lender and each of the foregoing entities' respective directors, officers, employees, agents, attorneys and affiliates (all such persons and entities being referred to hereafter as "Indemnified Persons") from and against any and all actions, suits, proceedings (including any investigations or inquiries), claims, losses, damages, liabilities or expenses of any kind or nature whatsoever which may be incurred by or asserted against or involve any Indemnified Person (whether asserted by you or any third party) as a result of or arising out of or in any way related to or resulting from this letter or any eventual extension of the DIP Financing, and, upon demand, to pay and reimburse any Indemnified Person for any reasonable legal or other out-of-pocket expenses incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any inquiry or investigation) or claim (whether or not any Indemnified Person is a party to any action or proceeding out of which any such expenses arise); provided, however, the Borrowers shall not be obligated to indemnify pursuant to this paragraph any Indemnified Person against any loss, claim, damage, expense or liability to the extent it resulted from the gross negligence or willful misconduct of such Indemnified Person as finally determined by a court of competent jurisdiction. You also hereby agree to pay the amounts set forth in the Fee Letter. This letter is issued for your benefit only and no other person or entity may rely thereon.

     Each DIP Co-Arranger reserves the right to employ the services of its affiliates in providing the services contemplated by this letter and to allocate to them, in whole or in part, certain fees payable to such DIP Co-Arranger in such manner as they may agree in their sole discretion. You acknowledge that each DIP Co-Arranger may share with any of its affiliates any information (including information relating to creditworthiness) related to the Borrowers or their affiliates or any of the other matters contemplated hereby.

     Neither you nor your affiliates are authorized to show or circulate this letter or disclose the existence or terms hereof to any other person or entity (other than your legal and financial advisors in connection with your evaluation hereof) until such time as you have accepted this letter as provided in the final paragraph hereof and paid the amount set forth herein and in the Fee Letter. In any event neither you nor your affiliates are authorized to disclose the terms hereof (or file copies hereof) in any public filings made by you other than filings made pursuant to the Bankruptcy Code and the CCAA and shall not in any event disclose the terms of the Fee Letter, unless in either case (and then only to the extent) required by law, without our prior written consent.

     The provisions of the four immediately preceding paragraphs, the sixth immediately preceding paragraph, and the following two paragraphs shall survive any termination of this letter.

     This letter and the Fee Letter shall be construed in accordance with and governed by the laws of the State of New York. Each party hereto waives all rights to trial by jury such party may have with respect to the matters hereunder and thereunder.

     If you are in agreement with the foregoing, please sign and return to us the enclosed copy of this letter no later than 5:00 p.m., New York time on ____, 1999. At such time, you must also wire to the DIP Agent the following:
(x) $300,000 as a deposit toward payment of our counsel's fees to be incurred in connection with the preparation of the DIP Credit Documentation and (y) $ 50,000 as a deposit toward payment of our consultant's fees to be incurred in connection with our due diligence with respect to the DIP Facility. If you decline to take the foregoing actions, you are to return all copies of this letter to us as promptly as possible and in such event you are not authorized to disclose this letter or the contents thereof to any other party.

                              Very truly yours,


                              BANKERS TRUST COMPANY

                              not individually, but in its capacity as DIP
                              Administrative Agent, DIP Co-Arranger, DIP
                              Collateral Agent and L/C Issuing Lender under the DIP Facility

                              By_________________________
                                 Title:



                              CANADIAN IMPERIAL BANK OF COMMERCE
                              not individually, but in its capacity as DIP
                              Co-Arranger and DIP Collateral Agent under the DIP Facility

                              By_________________________
                                 Title:



Agreed and accepted this
____ day of  ___, 1999:

PHILIP SERVICES CORP.

By________________________
     Title:

PHILIP SERVICES (DELAWARE), INC.

By________________________
     Title:

                           SUMMARY OF CERTAIN TERMS(1)

DIP Co-Arrangers:       Bankers Trust Company  ("BTCo") and /or its
                        affiliates and Canadian Imperial Bank of Commerce
                        ("CIBC").

DIP Agent:              BTCo.

L/C Issuing Lender:     BTCo.

DIP Collateral Agents:  BTCo for the collateral located in the United States and CIBC for the collateral located in Canada.

Borrowers:              Philip Services (Delaware), Inc. (the "US
                        Borrower") and Philip Services Corp. (the "Canadian
                        Borrower"), as debtors-in-possession in the Cases, on an individual basis.

DIP Lenders:            All or a sub-group of the lending institutions
                        parties to the existing Credit Agreement dated as of August 11, 1997 (the "Existing Credit Agreement") among the Borrowers, as Borrowers, CIBC, as Administrative
                        Agent, BTCo, as Syndication Agent, CIBC and BTCo, as
                        Co-Arrangers, Dresdner, as Documentation Agent, and the various lenders from time to time parties thereto, which will have executed an Addendum (in the form attached hereto as Exhibit A) evidencing such Pre-Petition Lender's consent to and approval of the terms and conditions of the financing letter and this term sheet and each such Pre-Petition Lender's commitment to make loans and issue or participate in letters of credit under the DIP Facility.

Guarantors:             The obligations of each Borrower under the DIP
                        Facility shall be unconditionally guaranteed by the other Borrower, all subsidiaries of the Borrowers incorporated in the United States (together with the US
                        Borrower, the "US Credit Parties") as
                        debtors-in-possession in the US Cases, and all subsidiaries of the Borrowers incorporated in Canada
                        (together with the Canadian Borrower, the "Canadian
                        Credit Parties" and,  collectively with the US Credit
                        Parties,


------------------
(1) Capitalized terms used but not defined herein shall have the meanings provided in the Existing Credit Agreement.

                        the "Credit Parties"), on the same basis as such entities guaranty the obligations under the Existing Credit Agreement, provided, however, that the Guarantors shall not include the subsidiaries of the Borrowers incorporated in Canada until such time as the Canadian Approvals (as described below) have been obtained.

DIP Facility:           Revolving credit and letter of credit facility
                        of $100,000,000. In addition to loans (the "Loans"), a portion of the DIP Facility up to a sublimit of $20,000,000 ( the "LC Sublimit") may be utilized by the Borrowers for the issuance of standby or trade letters of credit in support of certain obligations satisfactory to the DIP Agent (collectively, the "Letters of Credit"), subject in each case to the limitations described below.

Maturity:               The date (the "Maturity Date") which is the
                        earliest of (x) November 30, 1999, (y) the effective date of a plan of reorganization in the US Cases (or the equivalent occurrence in the Canadian Cases) and
                        (z) the date of substantial consummation of a confirmed plan of reorganization in the US Cases (or the equivalent occurrence in the Canadian Cases).

Availability:           To the extent the interim order and/or final
                        order issued by the bankruptcy court (the "Bankruptcy
                        Court") hearing the US Cases is limited as to the amount of credit covered by such order, availability under the DIP Facility shall be limited to the amount of credit covered by such order of the Bankruptcy
                        Court.

                        In addition, availability under the DIP Facility will be subject to a borrowing base (the "Borrowing Base") equal to, on the Closing Date (defined below), the sum of up to 80% of the value of the Eligible Accounts Receivable (to be defined and to include a reserve in the amount of the Carve-Out and, with respect to Canadian accounts receivable, the amount of the Liens on Canadian Accounts Receivable (as defined below)) of (i) the Credit Parties constituting part of the Industrial Services Group plus (ii) the US Credit Parties constituting part of the US Ferrous division; provided, however, that (a) the DIP Agent may determine or impose eligibility requirements, impose reserves or reduce the advance rates described above upon the exercise of its Permitted Discretion (to be defined) and
                        (b) the Borrowing Base shall not include assets of the Canadian

                        Credit Parties until the Canadian Approvals have been obtained.

                        Availability in respect of the Borrowing Base shall be determined on the basis of a Borrowing Base Certificate delivered according to a schedule satisfactory to the DIP Agent by the chief financial officer of the Canadian Borrower.

                        Notwithstanding the above, the Canadian Borrower's borrowings under the DIP Facility will be limited to an amount to be determined by the DIP Agent from time to time based on the corporate overhead requirements of the Canadian Borrower, not to exceed $15,000,000
                        (the "Canadian Loan Amount")

Purpose:                To pay all professional fees incurred by the DIP
                        Agent and the DIP Lenders in connection with the DIP Facility and to provide for working capital and general corporate requirements (or in the case of Letters of Credit issued for the account of the US Borrower, to support such general corporate requirements), including, without limitation, in the case of the US Borrower (a) to make investments in and advances to direct and indirect subsidiaries of the Canadian Borrower that are not Credit Parties, subject to an aggregate limitation of $10,000,000, and (b) after the Canadian
                        Approvals (as defined below) are obtained, to make investments in and advances to the Canadian
                        Credit Parties, through the Maturity Date. Letters of Credit under the DIP Facility may only be issued as permitted under the DIP Facility, and only in an aggregate amount not to exceed the LC
                        Sublimit.

                        Notwithstanding the above, the Loans made to the Canadian Borrower may only be utilized to provide for working capital and general corporate requirements of the Canadian Borrower and the other
                        Canadian Credit Parties.
                        The Borrowers and the Guarantors shall waive any right to commence or prosecute any defense, action, objection or counterclaim with respect to the claims, liens or security interests of the DIP Lenders and/or the DIP Agent.

Budget: The Borrowers shall provide to the DIP Agent and each DIP Lender a copy of a budget (the "Budget"), in form and substance satisfactory to the DIP Agent and the Required DIP Lenders (as defined below), reflecting the projected cash requirements of the Philip Entities (including, without limitation, utilization of the Pre-Petition Lenders' cash collateral) from the Closing Date through the Maturity Date, calculated on a monthly basis.
                        The DIP Lenders shall not be obligated at any time to advance funds in excess of the then cumulative monthly projected cash borrowings indicated in the Budget, plus $10,000,000.

Mandatory Repayments:   Except (i) to the extent, if any, otherwise provided
                        in the DIP Credit Documentation (as defined below) and (ii) (in the absence of an event of default under the DIP Credit Documentation) to the extent that Asset Sale Proceeds (as defined in Proceeds Agreement dated April 5, 1999 (the
                        "Proceeds Agreement")) exceed $93,000,000 (after post-closing adjustments of no more than $4,000,000 with respect to the Aluminum Proceeds
                        (as defined in the Proceeds Agreement)), the Loans will be repaid upon a sale of any assets of the Borrowers or any of their subsidiaries, in an amount equal to the cash proceeds (net of reasonable costs, payment of senior obligations secured by such assets, and, unless and until the Bank
                        Account Service Providers (as defined below) release their security interests in such proceeds, the amount of such cash proceeds constituting proceeds of Canadian Accounts Receivable (as defined below)) received by the Borrowers or such subsidiary with respect to such asset sale. In addition, if the amount of the Loans and/or Letters of Credit outstanding at any time is higher than the amount permitted under the Borrowing Base, the Borrowers will be required to make mandatory repayments, and/or to cash-collateralize Letters of Credit, in an amount equal to such excess.

Optional Commitment Reductions;
Voluntary Prepayments:  At the Borrowers' option, the unutilized portion of the Total Commitment may be reduced or terminated at any time without penalty. Voluntary prepayments may be made at any time, in whole or in part (subject to specified minimum principal amounts) without premium or penalty (limited to the last day of the applicable interest period for Eurodollar Loans, as defined below).

Termination of Commitment:The commitment hereunder shall terminate on June 30,
                          1999 unless a definitive credit agreement in form and substance satisfactory to the DIP Agent and related documentation (the "DIP Credit Documentation") have been entered into and the conditions to initial Loans and Letters of Credit set forth therein have been satisfied on or prior to such date (the date on which the DIP Credit Documentation is executed and such conditions are satisfied, the "Closing Date").

Super - Priority:         All the obligations of the Borrowers and the
                          Guarantors incorporated in the United States under the DIP Credit Documentation (the "DIP Obligations") shall constitute an allowed administrative expense claim in the US Cases pursuant to Section 364(c)(1) of the Bankruptcy Code having priority over all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject only to (a) any allowed super-priority administrative claim granted by the Bankruptcy Court to the LC Issuers, the LC Lenders, issuers of letters of credit under the Permitted LC Facility (as defined below) and the Bank Account Service
                          Providers (as defined below), and (b) a $3,000,000 carve-out (the "Carve-Out") for the payment of (i) allowed professional fees and disbursements incurred by the professionals retained, pursuant to Sections 327 or 1103(a) of the Bankruptcy Code
                          (or, after such time as the Canadian Approvals have been obtained, authorized pursuant to any equivalent orders in the Canadian Cases), by the Borrowers and the Guarantors and any statutory committee appointed in the Cases and (ii) quarterly fees required to be paid pursuant to 28 U.S.C.
                          Section 1930(a)(6) and any fees payable to the Clerk of the Bankruptcy Court (or, after such time as the Canadian Approvals have been obtained, authorized pursuant to any equivalent orders in the Canadian Cases); provided, however, the Carve-Out shall not include professional fees and disbursements incurred in connection with asserting any claims or causes of action against the Pre-Petition Lenders, the Pre-Petition Agents, the security agent (the "Security Agent") under the Security Agency Agreement dated as of March 16,
                          1998 among the Borrowers and CIBC as administrative agent, the DIP Lenders, the DIP Agent, the DIP
                          Collateral Agents, the DIP Co-Arrangers, or any DIP
                          Lenders or Pre-Petition Lenders providing bank account services for any of the Credit Parties in their capacity as such bank account service providers (the "Bank Account Service Providers") and/or challenging or raising any defense, objection or counterclaim to any of the obligations of the Borrowers or the Guarantors under the Pre-Petition Credit Agreement or the DIP Credit
                          Agreement or any claim, lien or security interest of the Pre-Petition Agents, the Security Agent, the Pre-Petition Lenders, the DIP Agent, the DIP
                          Collateral Agents, the DIP Co-Arrangers, the DIP
                          Lenders and/or the Bank Account Service Providers.

Security:                 Subject only to the Carve-Out, cash collateral
                          held under Section 5.06 of the Existing Credit
                          Agreement for the benefit of the LC Lenders under the Existing Credit Agreement, and to liens on Canadian accounts receivable (the "Canadian Accounts
                          Receivable") and the proceeds thereof (such liens, collectively, the "Liens on Canadian Accounts
                          Receivable") and specified cash collateral addressed in documentation entered into in con-nection with the establishment of operating accounts of certain of the Canadian Credit Parties at CIBC and the maintenance of operating accounts of certain of the US Credit Parties at Comerica Bank and the establishment of the Permitted LC
                          Facility (the "Permitted LC Facility") under
                          Amending Agreement No. 3 to the Existing Credit
                          Agreement (which liens shall be senior to the Carve-Out), and liens of the bonding companies, as approved by the Required Lenders, all the DIP obligations shall be secured by (i) an enforceable first priority priming lien (the "Priming Lien") pursuant to Section 364(d)(1) of the Bankruptcy
                          Code on all of the existing and after-acquired assets of the Borrowers and the Guarantors located in the US constituting collateral (the "US Pre-
                          Petition Collateral") securing obligations to the Pre-Petition Agents and the Pre-Petition Lenders under the Existing Credit Agreement, (ii) an enforceable first priority lien pursuant to
                          Section 364(c)(2) of the Bankruptcy Code on all unencumbered assets of the Borrowers and the Guarantors located in the US, (iii) an enforceable junior lien pursuant to Section 364(c)(3) of the Bankruptcy Code on all previously encumbered assets (excluding the US Pre-Petition Collateral), existing and after-acquired, of the Borrowers and the Guarantors located in the US, (iv) an enforceable first priority security interest and charge on all of the existing and after-acquired assets of the Borrowers and the Guarantors located in Canada (the
                          "Canadian Pre-Petition Collateral") securing obligations to the Pre-Petition Agents and the Pre-Petition Lenders under the Existing Credit
                          Agreement, ranking in priority to the security of the Pre-Petition Agents and the Pre-Petition
                          Lenders in the Canadian Pre-Petition Collateral, (v) an enforceable first priority security interest and charge on all unencumbered assets of the Borrowers and Guarantors located in Canada, and (vi) an enforceable junior security interest and charge on all previously encumbered assets (excluding the Canadian Pre-Petition Collateral), existing and after-acquired, of the Borrowers and the Guarantors located in Canada (all foregoing liens described in clauses (i) through (vi), the "Facility Liens"), whether in existence at the time of the filing of the Cases or acquired thereafter.

Interest Rates:           All Loans under the DIP Facility shall be maintained
                          initially as Base Rate Loans, which shall bear interest at the Applicable Margin in excess of the Base Rate in effect from time to time; provided that, commencing thirty days after the Closing Date, at the Borrowers' option, Loans may be maintained from time to time as (i) Base Rate Loans or (ii) Eurodollar Loans, which shall bear interest at the Applicable Margin in excess of the Eurodollar Rate (adjusted for maximum reserves) as determined by the DIP Agent for the respective interest period.

                          "Applicable Margin" shall be 2.5% in the case of Base Rate Loans and 3.5% in the case of Eurodollar Loans.

                          "Base Rate" shall mean the higher of (x) 1/2 of 1% in excess of the Federal Reserve reported certificate of deposit rate and (y) the rate that the DIP Agent announces from time to time as its prime lending rate, as in effect from time to time.

                          An interest period of one month shall be available in the case of Eurodollar Loans.

                          Interest in respect of Base Rate Loans shall be payable monthly in arrears on the last business day of each month. Interest in respect of Eurodollar Loans shall be payable in arrears at the end of the applicable interest period or, if shorter, at the end of each monthly interval of the first day thereof. Interest will also be payable at the time of repayment of any Loans and at maturity of such Loans. All interest and fee calculations shall be based on a 360-day year and actual days elapsed.

                   Upon the occurrence and continuance of any default in the payment of principal or interest, all Loans shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate then borne by such Loans, to the extent permitted by law. Such interest shall be payable on demand.

                   The DIP Credit Documentation shall include protective provisions for such matters as capital adequacy, increased costs, funding losses, illegality and withholding taxes.

Fees:
                   Commitment Fee: 1/2 of 1% per annum on the
                                   average unused portion of the DIP Facility for the period commencing on the Closing Date and ending on the date the Total Commitment is terminated, to be owed by the Borrowers on a joint and several basis. Usage for such purpose shall include Letter of Credit usage. Commitment Fee will be payable monthly in arrears and on the date the Total Commitment is terminated.

                   L/C  Fees:      3.5%  per annum on aggregate outstanding
                                   stated amounts thereof, plus .25% per annum for fronting fees, plus customary issuance and drawing charges, in each case payable monthly.

Covenants:         Covenants applicable to the Borrowers, the Guarantors
                   and their subsidiaries shall include those customary for debtor-in-possession financings (having reasonable, customary and appropriate exceptions), including but not limited to the following:

Affirmative
Covenants:         The DIP Credit Documentation shall contain affirmative
                   covenants required by the DIP Agent, including, without
                        limitation: (i) delivery of financial statements and reports, the Budget, Borrowing Base Certificates, bi-weekly reports containing comparisons of actual to projected cash flows, descriptions of proposed asset divestitures and other significant events and rolling fourteen (14) week cash flow forecasts, copies of accountants' letters upon receipt thereof by the Borrowers or the Guarantors, projections, officers certificates, monthly reporting packages and other information requested by the DIP Agent, (ii) payment of all postpetition taxes and other obligations, (iii) continuation of business and maintenance of existence and material rights and privileges, (iv) compliance with laws and material contractual obligations, (v) maintenance of property and insurance, (vi) maintenance of books and records, (vii) right of the DIP Agent and the DIP Lenders to inspect property and books and records, (viii) notice of defaults, litigation and other material events, (ix) compliance with environmental laws and (x) delivery of the consultants reports necessary to determine the value of the collateral of the Credit Parties, including, without limitation, the receivables of the Credit Parties that will be taken into account in the calculation of the Borrowing Base as described under "Availability" above.

Negative Covenants:     The DIP Credit Documentation shall contain negative
                        covenants required by the DIP Agent, with exceptions to be permitted as necessary to comply with the provisions of the Pre-Arranged Plan, including, without limitation, limitations on (i) indebtedness, (ii) liens, (iii) guarantee obligations, (iv) mergers, consolidations, liquidations and dissolutions, (v) sales of assets, (vi) leases, (vii) capital expenditures, (viii) investments, loans and advances
                        (other than, in the case of the US Borrower (a) investments in and advances to direct and indirect subsidiaries of the Canadian Borrower that are not Credit Parties, subject to an aggregate limitation of $10,000,000, and (b) investments and advances to the Canadian Credit Parties after the Canadian Approvals
                        (as defined below) have been obtained), (ix) payment of prepetition claims or debt, or amendments thereto, (x) the existence of any claims (other than any granted to the LC Issuers, the LC Lenders, issuers of letters of credit under the Permitted LC Facility, the Bank
                        Account Service Providers, the DIP Lenders and the
                        Pre-Petition Lenders) entitled to a superpriority under
                        Section 364(c)(1) of the Bankruptcy Code or in the Canadian Cases, (xi) change in business, (xii) maintenance of financial covenants satisfactory to the DIP Agent, (xiii) dividends and other distributions on equity, (xiv) transactions with affiliates, (xv) the filing of a plan of reorganization, disclosure statement or plan of arrangement, as applicable, in the Cases, other than the Pre-Arranged Plan and the disclosure statement approved by the Required DIP Lenders with respect thereto, without the consent of the Required DIP
                        Lenders, (xvi) the amendment, modification or withdrawal of the Pre-Arranged Plan, or the disclosure statement approved by the Required DIP Lenders with respect thereto, without the consent of the Required
                        DIP Lenders and (xvii) failure to comply with any material applicable provisions of the Pre-Arranged
                        Plan.
Events of
Default:                The DIP Credit Documentation shall contain Events of
                        Default required by the DIP Agent including, without limitation: (i) the entry of an order dismissing any of the Cases, converting any of the US Cases to a Chapter
                        7 case or lifting the stay in the Canadian Cases to permit the enforcement of any security against any Credit Party or the appointment of a receiver, or the making of a receiving order against any Credit Party,
                        (ii) the entry of an order appointing a Chapter 11 trustee in any of the US Cases, (iii) the entry of an order granting any other claim superpriority status or a lien equal or superior to that granted to the DIP
                        Agent and the DIP Lenders, other than orders entered in respect of (x) reclamation claims pursuant to Section
                        546(c) of the Bankruptcy Code or (y) the Bank Account
                        Service Providers, (iv) the entry of an order staying, reversing, vacating or otherwise modifying the DIP
                        Credit Documentation, the Interim Order or the Final
                        Order (as defined below), or the entry of an order by the Canadian Court having the equivalent effect, without the prior written consent of the DIP Agent and the Required DIP Lenders, (v) the entry of an order in any of the US Cases appointing an examiner having enlarged powers beyond those set forth under Section
                        1106(a)(3) and (4) of the Bankruptcy Code, or the entry of an order by the Canadian Court having a similar effect, (vi) failure of any Credit Party to pay (A) interest or fees when due and such default shall continue for two business days or (B) principal when due, (vii) failure of any Credit Party to comply with any negative covenants, (viii) failure of any Credit
                        Party to perform or comply with
                        any other term or covenant and such default shall continue unremedied for a period of 20 days, (ix) any representation or warranty by any Credit Party shall be incorrect or misleading in any material respect when made, (x) there shall occur a material disruption in the senior management of either Borrower or a Change of Control (to be defined) shall occur, (xi) the entry of any order granting relief from the automatic stay in the US Cases, or lifting the stay in the Canadian
                        Cases, so as to allow a third party to proceed against any material asset of any Credit Party, (xii) the filing of any pleading by any Credit Party, seeking any of the matters set forth in clauses (i) through (v) or
                        (xi), (xiii) the entry of the Final Order shall not have occurred within 30 days after the Closing Date and
                        (xiv) failure to obtain the confirmation of the Pre-Arranged Plan and to consummate such plan by November 30, 1999.

Remedies:               Upon the occurrence of an Event of Default, the
                        Required DIP Lenders may terminate the Total Commitment
                        (the date of any such termination, the "Termination
                        Date"), declare the obligations in respect of the DIP
                        Credit Documentation to be immediately due and payable and exercise all rights and remedies under the DIP
                        Credit Documentation and the Interim Order or Final
                        Order (and the equivalent Canadian orders), as applicable. The DIP Agent and the DIP Lenders shall have customary remedies under the DIP Credit
                        Documentation including, but not limited to, the right to realize on all or part of the Facility Liens without the necessity of obtaining further relief or order from the Bankruptcy Court or the Canadian Court.
                        Notwithstanding the foregoing, other than with respect to the termination of the Commitments, the acceleration of the Loans, and the imposition of an administrative freeze or administrative hold with respect to cash collateral, the DIP Agent, the DIP Collateral Agents and the DIP Lenders may only exercise other remedies after providing three business days' prior written notice to the Borrowers, the Guarantors, the United
                        States Trustee and any statutory committee or monitor appointed in the Cases.

Interim
Advances:               Upon entry of the Interim Order (described below) and
                        the occurrence of the Closing Date, the Total
                        Commitment
                        shall be limited to an interim amount of $30,000,000 pending entry of the Final Order (described below). If the Final Order is not entered within 30 days after the Closing Date, all interim advances made to the Borrowers shall be due in full and immediately payable.

Canadian Approvals:     The following orders of the Canadian Court (and
                        together with the consents from the Pre-Petition
                        Lenders described in paragraph (B) below, the "Canadian
                        Approvals") shall have been entered, shall be in full force and effect and shall not have expired or been stayed, reversed, vacated or rescinded, and all such orders shall be satisfactory to the DIP Agent and the DIP Lenders in order for (y) the assets of the Canadian
                        Credit Parties to be taken into account for the calculation of the Borrowing Base as described under "Availability" above and (z) the Canadian Credit
                        Parties to become Guarantors as described under "Guarantors" above:


                                (A)      The DIP Facility, including the
                                         security interests and charges over
                                         assets in Canada described under
                                         "Security" above, with the priority
                                         described therein, shall have been
                                         approved by an order of the Canadian
                                         Court in the Canadian Cases, in form
                                         and substance satisfactory to the DIP
                                         Agent and the DIP Lenders, which shall
                                         also contain provisions:

                                         1.   authorizing the execution and
                                              delivery by the Canadian Credit
                                              Parties of all documents, and
                                              the granting of all security,
                                              required in connection with the
                                              DIP Facility, and providing
                                              that such documents or security
                                              shall not be challengeable by
                                              any present or future creditors
                                              of the Canadian Credit Parties
                                              (provided, however, that such
                                              security shall be junior to the
                                              security granted to the Bank
                                              Account Service Providers),

                                         2.   providing that such documents
                                              and security shall be effective
                                              notwithstanding that the
                                              execution of such documents and
                                              the granting of
                                                 such security may result in a
                                                 breach of any contract or
                                                 restriction to which any of
                                                 the Canadian Credit Parties is
                                                 bound,


                                           3.   prohibiting the granting of
                                                any additional security on the
                                                assets of any of the Canadian
                                                Credit Parties,


                                           4.   providing that the obligations
                                                of the Canadian Credit Parties
                                                to the DIP Agent, the DIP
                                                Lenders and the Bank Account
                                                Service Providers shall not be
                                                subject to, or compromised or
                                                affected in any way by, any
                                                plan of compromise or
                                                arrangement in the Canadian
                                                Cases, and


                                           5.   granting relief from the stay
                                                in the Canadian Cases to permit
                                                enforcement by (a) the DIP
                                                Agent, the DIP Collateral
                                                Agents and the DIP Lenders of
                                                the rights and remedies under
                                                the DIP Facility and their
                                                security and (b) the Bank
                                                Account Service Providers of
                                                their rights and remedies, upon
                                                the occurrence of an event of
                                                default under the DIP Facility;


                                     (B) The Pre-Petition Lenders shall have
                                         agreed, in a manner acceptable to the
                                         DIP Agent and the DIP Lenders, to
                                         postpone their security in the
                                         Pre-Petition Collateral to the
                                         Facility Liens, and such agreement and
                                         postponement shall be in form and
                                         substance satisfactory to the DIP
                                         Agent and the DIP Lenders;


                                     (C) All orders of the Canadian Court in
                                         form and substance satisfactory to the
                                         DIP Agent and the DIP Lenders,
                                         authorizing the use by the Borrowers
                                         and the Guarantors of (a) the
                                         Pre-Petition Lenders' cash collateral
                                         (other than the cash collateral of the
                                         LC Issuers, the LC Lenders, issuers of
                                         letters of credit under
                                  the Permitted LC Facility and the Bank Account Service Providers) and (b) the Asset Sale Proceeds deposited in the Proceeds Account (as defined in the Proceeds Agreement) prior to the commencement of the Cases;


                             (D) All other "first day" orders in the Canadian Cases necessary or appropriate in the judgment of the DIP Agent and the DIP Lenders;


                             (E) The orders of the Canadian Court referred to in clauses (A), (B), (C) and (D) above shall not have expired or been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders; and


                             (F) The DIP Agent and the DIP Lenders shall be satisfied that all orders described above shall be binding on all existing material creditors (or other persons described therein) of the Borrowers and the Guarantors, and shall be effective to provide the stay of actions, priorities, liens and other protections for the Borrowers, the Guarantors, the DIP Agent, the DIP Collateral Agents and the DIP Lenders purported to be granted thereby.



Conditions Precedent
to Initial Loans and

L/Cs: Customary for debtor-in-possession financings including, without limitation, accuracy of representations and warranties, absence of defaults, evidence of authority, legal opinions, compliance with laws, and receipt of necessary consents and approvals, and shall also include, without limitation:

                        (1)  (i) The Borrowers shall have engaged in
                             negotiations regarding the Pre-Arranged Plan with the holders (or representatives of such holders) of claims and interests against the Borrowers and/or their subsidiaries entitled to vote on the Pre-Arranged Plan, (ii) the Borrowers shall have used their best efforts to obtain written agreements, to the extent legally permissible, from such holders of claims in terms of amount of claims and number of holders as required for the approval of the Pre-Arranged Plan by the relevant classes of claims under the Bankruptcy Code and the CCAA, committing such holders (a) to vote in favor of the Pre-Arranged Plan and (b) not to sell or assign their claims except to an entity that agrees in writing to be bound by the terms of such agreements, (iii) the Pre-Arranged Plan, and a disclosure statement approved by the Required DIP Lenders with respect thereto, shall have been appropriately filed by the Borrowers in the Cases, and the Borrowers shall have requested hearings in respect of approval of such disclosure statement and confirmation of the Pre-Arranged Plan, and
                             (iv) the Pre-Arranged Plan shall be feasible and there shall exist no known impediment to confirmation of the Pre-Arranged Plan and consummation thereof by November 30, 1999;

                        (2) Execution of the DIP Credit Documentation in form and substance satisfactory to the DIP Agent and the DIP Lenders;

                        (3) Since the date of this letter there shall not have occurred, and the DIP Agent shall not have discovered the existence of, (i) facts (to the extent not previously known) which constitute any material adverse change in the business, properties, assets, condition (financial or otherwise) or prospects of the Borrowers or the Guarantors, their affiliates and their subsidiaries, as a whole, from that set forth in their financial statements dated as of September 30, 1998, other than as set forth in their financial statements dated as of March 31, 1999, or
                             (ii) litigation, which after giving effect to the commencement of the Cases, is reasonably likely to be material and adverse to the Borrowers, the Guarantors, their affiliates and their subsidiaries, as a whole;

                        (4) The following orders of the US Court shall have been entered, shall be in full force and effect and shall not have been stayed, reversed, vacated or rescinded, and all such orders shall be satisfactory to the DIP Agent and the DIP Lenders:

                             (A) All orders authorizing the DIP Facility (a portion or all of which may be authorized by entry of an initial order to be followed by a final order) and the Facility Liens. An initial order may be entered on an emergency and/or interim basis in the US Cases (the "Interim Order"), after notice given and a hearing conducted in accordance with Bankruptcy Rule 4001 (c) no later than 15 days after the date of the commencement of the US Cases, authorizing and approving the transactions contemplated in the DIP Credit Documentation and finding that the DIP Lenders are extending credit to the Borrowers and their affiliates in good faith within the meaning of Bankruptcy Code Section 364(e), which Interim Order shall (i) approve the payment by the Borrowers of the fees set forth in the Fee Letter and the professional fees of the DIP Agent and DIP Lenders referred to herein, (ii) otherwise be in form and substance satisfactory to the DIP Agent and the DIP Lenders and (iii) prior to the entry of the Final Order, be in full force and effect and not have expired or been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders;

                        (B) All orders of the US Court (which may be combined with the Interim Order), in form and substance satisfactory to the DIP Agent and the DIP Lenders, pursuant to Section 363(c)(2)(B) of the Bankruptcy Code authorizing the use by the Borrowers and the Guarantors incorporated in the United States of (a) the Pre-Petition Lenders' cash collateral (other than the cash collateral of the LC Issuers, the LC Lenders, issuers of letters of credit under the Permitted LC Facility and the Bank Account Service Providers) and (b) the Asset Sale Proceeds deposited in the Proceeds Account prior to the commencement of the Cases, which orders shall not have been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders; and

                        (C) All other "first day" orders in the US Cases necessary or appropriate in the judgment of the DIP Agent and the DIP Lenders, including without limitation, as to the continued availability of bid and performance bonding requirements;

                        (5) The DIP Agent shall be satisfied that all orders described in paragraph (4) above shall be binding on all existing material creditors (or other persons described therein) of the Borrowers and the Guarantors, and shall be effective to provide the stay of actions, priorities, liens and other protections for the Borrowers, the Guarantors, the DIP Agent, the DIP Collateral Agents and the DIP Lenders purported to be granted thereby;

                        (6)  Cash management systems, including cash
                             concentration accounts subject to the Facility Liens and collection requirements satisfactory to the DIP Agent and the Bank Account Service Providers, for the US Credit Parties shall have been established to the reasonable satisfaction of the DIP Agent and the Bank Account Service Providers;

                        (7) Absence of any material adverse change or condition with respect to the market for debtor-in-possession financings, the bank syndication market or the capital markets generally;

                        (8) Payment of all costs, fees and expenses (including, without limitation, attorneys and other professional fees) owing to the DIP Agent and the DIP Lenders as referenced herein and in the Fee Letter;

                        (9) Receipt by the DIP Agent and the DIP Lenders of the Budget covering the period from the Closing Date through the Maturity Date, and other cash flow and financial information that the DIP Agent may request, all in form and substance satisfactory to the DIP Agent and, with respect to the Budget, the Required DIP Lenders;

                        (10) Satisfactory completion by the DIP Agent and its
                             professionals of all due diligence deemed necessary;

                        (11) Receipt by the DIP Agent of legal opinions of
                             counsel to the Borrowers and the Guarantors, in form and substance satisfactory to the DIP Agent;

                        (12) Resolutions of the Boards of Directors of each of
                             the Borrowers and the Guarantors in form and substance satisfactory to the DIP Agent, authorizing and approving the commencement of the Cases and the borrowings and other transactions contemplated by the DIP Credit Agreement; and

                        (13) Receipt by the DIP Agent of satisfactory
                             consultants' reports and projections necessary to determine advance rates and eligibility requirements to substantiate and monitor the Borrowing Base with respect to the Industrial Services Group, the US Ferrous division, the US Copper division and any other division of the Borrowers, the accounts receivable of which are to be included in the Borrowing Base on the Closing Date.

Conditions
Precedent to
Each Loan and L/C:           The DIP Credit Documentation shall contain
                             conditions precedent to each extension of credit
                             (including the initial extension of credit) required by the DIP Agent, including, without limitation:

                        (a)  No Default or Event of Default exists.

                        (b) All representations and warranties shall be true and correct in all material respects as of the date of each extension of credit, including that there shall not have occurred any material adverse change since the Closing Date in the business, properties, assets, condition (financial or otherwise) or prospects of the Borrowers, the Guarantors and their subsidiaries and affiliates taken as a whole.

                        (c) The Interim Order shall be in full force and effect or, if the date of the requested extension of credit is more than 30 days after the Closing Date, or if the amount of such requested extension of credit, together with the amount of all extensions of credit under the DIP Credit Documentation then outstanding, shall exceed the maximum amount authorized pursuant to the Interim Order, an order of the Bankruptcy Court granting final approval of the DIP Loan Agreement (the "Final Order") shall have been entered in form and substance satisfactory to the DIP Agent, and shall be in full force and effect and shall not have been stayed, reversed, vacated or otherwise modified without the prior written consent of the DIP Agent and the Required DIP Lenders.

                        (d) Receipt by the DIP Agent of a certificate (a "Borrowing Certificate") executed by an executive officer of one of the Borrowers, to the effect that
                             (i) the proposed extension of credit and its intended use are consistent with the terms of the DIP Credit Documentation and the Budget and is necessary, after utilization and application of available cash, in order to satisfy the obligations of the Borrowers and the Guarantors in the ordinary course of business or as otherwise permitted under the DIP Credit Agreement, (ii) the Borrowers and the Guarantors have observed or performed all of their covenants and other agreements and have satisfied in all material respects every condition contained in the DIP Credit Documentation and the Interim
                              Order or the Final Order (as applicable) to be observed, performed or satisfied by the Borrowers or such Guarantor and (iii) such officer has no knowledge of any Default or Event of Default.

                        (e) Payment of all fees, costs, expenses and other amounts then due and payable.

                        (f) Prior to the first advance, if any, the proceeds of which shall be used by any US Credit Party to make a loan, dividend or any other advance to any Canadian Credit Party (including any loan, dividend or other advance to the Canadian Borrower in an amount in excess of the corporate overhead requirements of the Canadian Borrower), the Canadian Approvals shall have been obtained, and all appeal periods relating thereto shall have expired.

                        (g) All funds remaining in the Proceeds Account on the date that the Cases are commenced (other than funds subject to the liens of the Bank Account Service Providers that have not been released pursuant to the Proceeds Agreement), shall have been released.

Voting and
Amendments:                  "Required DIP Lenders" shall mean, as of any date
                             of determination, the DIP Lenders who in the aggregate hold at least a majority in amount of the Total Commitment (which, if terminated, shall be deemed outstanding in the amount outstanding immediately prior to such termination), subject to customary exceptions.

Assignments/
Participations:              Assignments and participations by the DIP Lenders
                             to financial institutions and funds will be permitted subject to such limitations (including minimum amounts and maximum concentration limits) to be imposed by the DIP Agent.

Governing Law:               New York, except as governed by the Bankruptcy
                             Code or the CCAA.

                                                                       EXHIBIT O

                          CANADIAN SECURITY AGREEMENT
                          ---------------------------

                FROM PHILIP SERVICES CORP. AND ITS SUBSIDIARIES
                -----------------------------------------------

     THIS SECURITY AGREEMENT is made as of June 28, 1999 by each of the Chargors in favour of CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian DIP Collateral Agent.

WHEREAS:

A. In order to induce the Lenders to make or to continue to make certain financial accommodation to Philip, the Chargors are willing to execute and deliver this Agreement.


     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the Chargors, each of the Chargors severally (and not jointly or jointly and severally) covenants and agrees with the Canadian DIP Collateral Agent as follows:

1. DEFINITIONS. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Credit Agreement, and the following terms shall have the following meanings:

     "ACCESSIONS", "ACCOUNT", "CHATTEL PAPER", "CONSUMER GOODS", "DOCUMENT OF TITLE", "EQUIPMENT", "GOODS", "INSTRUMENT", "INTANGIBLE", "INVENTORY" "PROCEEDS" and "SECURITY" shall have the meanings given to them in the PPSA.

     "BOOKS AND RECORDS" shall mean, relative to any Chargor, all books, records, files, papers, disks, documents and other repositories of data recording in any form or medium, evidencing or relating to the Collateral of such Chargor and in which such Chargor (or any Person on such Chargor's behalf) at any time has any right, title or interest.

     "CANADIAN DIP COLLATERAL AGENT" shall mean Canadian Imperial Bank of Commerce in its capacity as Canadian DIP Collateral Agent on behalf of and for the benefit of the Credit Providers in accordance with the Credit Agreement and shall include its successors and assigns in such capacity.

     "CHARGORS" shall mean the signatories to this Agreement other than the Canadian DIP Collateral Agent together with each other Person which from time to time becomes a Chargor under this Agreement by executing and delivering to the Canadian DIP Collateral Agent a Supplement to this Agreement as provided for in Section 22 of this Agreement, and "CHARGOR" shall mean any of the Chargors.

     "COLLATERAL" shall mean, relative to any Chargor, all of the present and future undertaking, Personal Property (including any Personal Property that may be described in any schedule to this Agreement or any schedules, documents or listings that such Chargor may from time to time sign and provide to the Canadian DIP Collateral Agent in connection with this Agreement) and real property (including any real property that may be described in any schedule to this Agreement or in any schedules, documents or listings that such Chargor may from time to time sign and provide to the Canadian DIP Collateral Agent in connection with this Agreement and including all fixtures, improvements, buildings and other structures placed, installed or erected from time to time on any such real property) of such Chargor (including all such property now or in the future owned, leased, licensed, possessed or acquired by such Chargor, or in which such Chargor now or in the future has any interest or to which such Chargor is now or may in the future become entitled) and all Accessions to, and all Proceeds of, all such undertaking and property, wherever located.

     "CONTRACTS" shall mean, relative to any Chargor, all contracts, licences and agreements to which such Chargor is now or in the future a party or pursuant to which such Chargor has acquired or in the future acquires rights, as such contracts, licenses and agreements may from time to time be supplemented, amended, restated or consolidated and includes:

      (a) all rights, entitlements, privileges, benefits, powers, licences and advantages of such Chargor to be derived from any contract, licence or agreement and all covenants, obligations and agreements of the respective parties to any contract, licence or agreement under, in connection with or in respect of such contract, licence or agreement and otherwise to exercise and enforce the rights, entitlements, privileges, benefits, powers, licences and advantages of such Chargor under, in connection with or in respect of any contract, licence or agreement;

      (b) all warranties and indemnities (contractual, statutory or otherwise) of the respective parties to any contract, licence or agreement under, in connection with or in respect of such contract, licence or agreement and all rights, entitlements, privileges, benefits, powers, licences and advantages of such Chargor to be derived from all such warranties and indemnities and all covenants, obligations and agreements of such parties with respect to all such warranties and indemnities and otherwise to exercise and enforce the rights, entitlements, privileges, benefits, powers, licences and advantages of such Chargor in respect of all such warranties and indemnities;

      (c) all revenues and other Money now due and payable, or which may in the future become due and payable, to such Chargor under or in connection with or in respect of any contract, licence or agreement or which are now, or may in the future become, receivable by such Chargor pursuant to or in connection with or in respect of any contract, licence or agreement; and

      (d) all rights of such Chargor to perform and exercise all of its rights, entitlements, privileges, benefits, powers, licences and advantages under, in connection with or in respect of, and all remedies under, in connection with or in respect of, any contract, licence or agreement and all rights of such Chargor to damages arising out of, or for, breach or default in respect of, any contract, licence or agreement.

     "CREDIT AGREEMENT" shall mean the June 28, 1999 credit agreement between Philip and Philip Services (Delaware), Inc., as debtors in possession and borrowers, the Subsidiaries of such borrowers named in such agreement as parties to such agreement, Bankers Trust Company, as DIP Agent, Bankers Trust Company and Canadian Imperial Bank of Commerce, as DIP Co-Arrangers, and the Persons from time to time parties to such agreement as lenders, as such credit agreement may from time to time be supplemented, amended, restated or consolidated.

     "CREDIT PROVIDERS" shall mean the Canadian DIP Collateral Agent, the DIP Agent, the DIP Co-Arrangers and the Lenders and "CREDIT PROVIDER" shall mean any one of the Credit Providers.

     "INTELLECTUAL PROPERTY RIGHTS" shall mean, relative to any Chargor, all present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers of or used by such Chargor and the goodwill of the business relating thereto and all registrations or applications for registrations now or in the future issued thereon throughout the world; copyrights (including, without limitation, copyrights for computer programs) of such Chargor or in which such Chargor has any right, title or interest and copyright registrations or applications for registrations now or in the future issued throughout the world and all tangible property embodying such copyrights; unpatented inventions (whether or not patentable) of such Chargor or in which such Chargor has any right, title or interest; patent applications and patents of such Chargor or in which such Chargor has any right, title or interest; industrial designs, industrial design applications and registered industrial designs of such Chargor or in which such Chargor has any right, title or interest; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing; for greater certainty, each Chargor agrees that such Chargor's Intellectual Property Rights include those listed in Schedule A as being Intellectual Property rights of such Chargor.

     "LIABILITIES" shall mean, relative to any Chargor, all present and future indebtedness, liabilities and obligations of any and every kind, nature or description whatsoever and however incurred (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured and whether as principal debtor, guarantor, surety or otherwise and, for greater certainty, including interest that, but for any filing made relative to such Chargor under the provisions of any applicable bankruptcy or insolvency statute, would accrue on any such indebtedness, liabilities and obligations) of such Chargor to each of the Credit Providers under, in connection with or with respect to each of the Secured Credit Documents, and any unpaid balance thereof.

     "MONEY" shall mean a medium of exchange authorized or adopted by the Parliament of Canada as part of the currency of Canada or by any other government as part of its currency.

     "PERMITS" shall mean, relative to any Chargor, all permits, by-laws, leases, licenses, waivers, exemptions, consents, certificates, authorizations, approvals, rights, agreements, orders, franchises, rights-of-way, easements and entitlements which are required from any Governmental Authority or any other Person (including without limitation environmental permits and approvals) in respect of, or which are in any way material to, the ownership, maintenance, operation, use or enjoyment of all or any part of the Collateral of such Chargor or the performance, exercise, enjoyment or enforceability of any Contract of such Chargor or any of the rights, entitlements, privileges, benefits, advantages, liabilities or obligations under or with respect to any Contract of such Chargor.

     "PERSONAL PROPERTY" shall mean, relative to any Chargor, all present and future personal property of such Chargor including all present and future Books and Records, Chattel Paper, Documents of Title, Equipment, Goods, Instruments, Intangibles (including Intellectual Property Rights, Contracts and Permits), Inventory, Money, Receivables and Securities of such Chargor, and includes all Accessions to such property.

     "PHILIP" shall mean Philip Services Corp., a corporation existing under the laws of the Province of Ontario, together with its successors by amalgamation, merger or otherwise.

     "PPSA" shall mean the Personal Property Security Act (Ontario), as such legislation may be amended, renamed or replaced from time to time (and includes all regulations from time to time made under such legislation).

     "RECEIVABLES" shall mean, relative to any Chargor, all debts, claims and choses in action (including without limitation Accounts and any amounts owing under any Contract or any Chattel Paper) now or in the future due or owing to or owned by such Chargor.

     "RECEIVER" shall mean a receiver, a manager or a receiver and manager.

     "SECURED CREDIT DOCUMENTS" shall mean (a) the Credit Agreement, and (b) all other present and future DIP Credit Documents as the same may from time to time be supplemented, amended, restated or consolidated.

     "SECURITY INTERESTS" shall mean, relative to any Chargor, the Liens created by such Chargor in favour of the Canadian DIP Collateral Agent under this Agreement.

     "SUPPLEMENT" shall have the meaning specified in Section 22 hereof.


2. CREATION OF SECURITY INTERESTS. As general and continuing security for the due payment and performance of its Liabilities (including the payment of any such Liabilities that would become due but for any automatic stay under the provisions of the Bankruptcy and Insolvency Act (Canada), the United States Bankruptcy Code or any analogous provisions of any other applicable law in Canada, the United States of America or any other jurisdiction), each Chargor, severally (and not jointly or jointly and severally), mortgages, charges and assigns to the Canadian DIP Collateral Agent, and grants to the Canadian DIP Collateral Agent a continuing security interest in, the Collateral of such Chargor.

3. LIMITATIONS ON GRANT OF SECURITY INTERESTS. If the creation of any Security Interest in respect of any Contract, Intellectual Property Right or Permit forming part of the Collateral of any Chargor would result in the termination of or a material default under such Contract, Intellectual Property Right or Permit, then such Contract, Intellectual Property Right or Permit will not be subject to such Security Interest but will be held in trust by such Chargor for the benefit of the Canadian DIP Collateral Agent and, on the exercise by the Canadian DIP Collateral Agent of any of its remedies under this Agreement at such time as the Security Interests relative to the Collateral of such Chargor shall be enforceable in accordance with Section 8, will, where possible, be assigned by such Chargor as directed by the Canadian DIP Collateral Agent. In addition, the Security Interests do not extend to the last day of the term of any lease or agreement for lease of real property. Such last day will be held by the applicable Chargor in trust for the Canadian DIP Collateral Agent and, on the exercise by the Canadian DIP Collateral Agent of any of its remedies under this Agreement at such time as the Security Interests relative to the Collateral of any Chargor shall be enforceable in accordance with Section 8, will be assigned by such Chargor as directed by the Canadian DIP Collateral Agent.

4. ATTACHMENT; NO OBLIGATION TO ADVANCE. Each of the Chargors confirms that value has been given to such Chargor by the Canadian DIP Collateral Agent and the other Credit Providers, that such Chargor has rights in its Collateral existing at the date of this Agreement and that such Chargor has not agreed with the Canadian DIP Collateral Agent or any of the Credit Providers to postpone the time for attachment of any of the Security Interests to any of the Collateral of such Chargor. The Security Interests relative to the Collateral of each Chargor will have effect and be deemed to be effective whether or not all or any part of the Liabilities of such Chargor are owing or in existence before or after or upon the date of this Agreement or the date of any Supplement, as the case may be. The execution and delivery of this Agreement or any Supplement by any Chargor shall not oblige any of the Credit Providers to make any financial accommodation available to a Borrower.

5. REPRESENTATIONS AND WARRANTIES. Each of the Chargors represents and warrants with respect to itself that:

      (a) Authorization, Execution and Delivery. Upon the entry by the US Bankruptcy Court of the US Interim Order and the entry by the Canadian Court of the Canadian Approvals, each Chargor has duly executed and delivered this Agreement, and this Agreement will be the legal, valid and binding obligation of such Chargor enforceable in accordance with its terms and the Orders.

      (b)  Places of Business, Name, Location of Collateral.  Such
           Chargor's principal place of business and chief executive office, and the place where it keeps its Books and Records, is at the applicable address specified in Schedule B to this Agreement, and its full legal name, and any other name under which it conducts its business, is specified on the signature page of this Agreement. The location of all other places where such Chargor presently carries on business or keeps tangible Personal Property and the location of all jurisdictions in which such Chargor's account debtors are located, and the location of all real property in which such Chargor has any right, title or interest, are set out in Schedule C to this Agreement.

      (c)  No Consumer Goods.  Such Chargor does not own any Consumer
           Goods which are material in value or which are material to the business, operations, property, condition or prospects (financial or otherwise) of such Chargor.

      (d)  Intellectual Property Rights.  All material Intellectual
           Property Rights in which such Chargor has any right, title or interest (and the nature of such right, title or interest), and all rights of such Chargor to the use of any material Intellectual Property Rights, are described in Schedule A to this Agreement. To the best of such Chargor's knowledge, each such Intellectual Property Right is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set out in Schedule A to this Agreement, none of such Chargor's Intellectual Property Rights has been licensed or franchised by such Chargor to any Person.

6. COVENANTS. Each of the Chargors severally (and not jointly or jointly and severally) covenants and agrees that:

      (a) Further Documentation. Such Chargor will from time to time, at its own expense, promptly and duly authorize, execute and deliver such further instruments and documents, and take such further action, as the Canadian DIP Collateral Agent may request for the purpose of obtaining or preserving the full benefits of, and the rights and powers granted by, this Agreement (including the filing of any financing statements or financing change statements under any applicable legislation with respect to the Security Interests relative to the Collateral of such Chargor). Such Chargor acknowledges that this Agreement has been prepared based on existing applicable laws on the date of this Agreement and that a change in such laws, or the laws of other jurisdictions, may require the execution and delivery of different forms of security documentation. Accordingly, such Chargor agrees that the Canadian DIP Collateral Agent will have the right to require that this Agreement be amended, supplemented or replaced, and that such Chargor will immediately on request by the Canadian DIP Collateral Agent authorize, execute and deliver any such amendment, supplement or replacement (i) to reflect any changes in or in the interpretation of such laws, whether arising as a result of statutory amendments, court decisions or otherwise, (ii) to facilitate the creation and registration of appropriate security in all appropriate jurisdictions, or (iii) if such Chargor merges or amalgamates with any other Person or enters into any corporate reorganization, in any such case in order to confer on the Canadian DIP Collateral Agent Liens similar to, and having the same effect and priority as, the Security Interests relative to the Collateral of such Chargor.

      (b) Delivery of Certain Collateral. Promptly upon request from time to time by the Canadian DIP Collateral Agent, such Chargor will deliver (or cause to be delivered) to the Canadian DIP Collateral Agent, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Canadian DIP Collateral Agent may reasonably request, any and all Instruments, Securities, Documents of Title and Chattel Paper included in or relating to the Collateral of such Chargor as the Canadian DIP Collateral Agent may specify in its request.

      (c) Payment of Expenses; Indemnification. Such Chargor will pay on demand, and will indemnify and save the Canadian DIP Collateral Agent and the other Credit Providers harmless from, any and all liabilities and reasonable costs and out-of-pocket expenses (including reasonable legal fees and out-of-pocket expenses of counsel for the Canadian DIP Collateral Agent and any sales, goods and services, harmonized sales and goods and services or other similar taxes payable to any governmental authority with respect to any such liabilities, costs and expenses) incurred by the Canadian DIP Collateral Agent (i) in the preparation, registration, administration or enforcement of this Agreement, (ii) with respect to, or resulting from, any failure or delay by such Chargor in performing or observing any of its obligations under this Agreement, or (iii) in performing or observing any of the other covenants of such Chargor under this Agreement.

      (d) Further Identification of Collateral. Such Chargor will promptly furnish to the Canadian DIP Collateral Agent such statements and schedules further identifying and describing the Collateral of such Chargor, and such other reports in connection with the Collateral of such Chargor, as the Canadian DIP Collateral Agent may from time to time reasonably request.

      (e)  Notices.  Such Chargor will advise the Canadian DIP
           Collateral Agent promptly, in reasonable detail, of (i) any change in the location of any of such Chargor's places of business (including additional locations) or the principal place of business or chief executive office of such Chargor, (ii) any change in the jurisdiction of any of the material tangible Collateral of such Chargor, (iii) any change in the name of such Chargor, (iv) any merger or amalgamation of such Chargor, and (v) any additional jurisdiction in which material account debtors of such Chargor are located. Such Chargor agrees not to effect or permit any of the changes referred to in clauses (i) to (iv) above unless, to the extent required, all filings have been made and all other actions taken that are required in order for the Canadian DIP Collateral Agent to continue at all times following such change to have a valid and perfected Security Interest in respect of all of the Collateral of such Chargor.

      (f) Delivery of Agreements re Intellectual Property Rights. Such Chargor will promptly, following demand from time to time by the Canadian DIP Collateral

           Agent, authorize, execute and deliver any and all agreements, instruments, documents and papers that the Canadian DIP Collateral Agent may reasonably request to evidence the Security Interests in any Intellectual Property Rights of such Chargor and, where applicable, the goodwill of the business of such Chargor connected with the use of, and symbolized by, any such Intellectual Property Rights.

      (g) Delivery of Agreements re Contracts. Such Chargor will promptly, following demand from time to time by the Canadian DIP Collateral Agent, authorize, execute and deliver any and all agreements, instruments, documents and papers that the Canadian DIP Collateral Agent may reasonably request to evidence the Security Interests relative to any Contracts or Permits of such Chargor.

7. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All agreements, representations, warranties and covenants made by each Chargor in this Agreement are material, will be considered to have been relied on by the Canadian DIP Collateral Agent and each of the other Credit Providers and will survive the execution and delivery of this Agreement and any Supplement or any investigation made at any time by or on behalf of the Canadian DIP Collateral Agent or any other Credit Provider and any disposition or payment of the Liabilities of such Chargor until payment and performance in full of the Liabilities of such Chargor and termination of all obligations and liabilities of such Chargor under the Secured Credit Documents.

8. RIGHTS ON DEFAULT. If any Event of Default shall have occurred and be continuing, then and in every such case the Security Interests relative to each Chargor shall become enforceable and, to the extent any such action is not inconsistent with the Orders and Section 9 of the Credit Agreement, the Canadian DIP Collateral Agent, in addition to any rights now or hereafter existing under applicable law, and without application to or order of the Bankruptcy Courts, may, personally or by agent, at such time or times as the Canadian DIP Collateral Agent in its discretion may determine, do any one or more of the following:

      (a) Rights under PPSA, etc. Exercise against such Chargor and any or all of the Collateral of such Chargor all of the rights and remedies granted to secured parties under the PPSA and any other applicable statute, or otherwise available to the Canadian DIP Collateral Agent by contract, under statute, at law or in equity.

      (b) Require Delivery. Demand possession of any or all of the Collateral of such Chargor, in which event such Chargor will, at its own expense, immediately cause the Collateral of such Chargor designated by the Canadian DIP Collateral Agent to be assembled and made available and/or delivered to the Canadian DIP Collateral Agent at any place designated by the Canadian DIP Collateral Agent.

      (c) Take Possession. Enter on any premises where any Collateral of such Chargor is located and take possession of, disable or remove such Collateral.

      (d) Deal with Collateral. Hold, store and keep idle, or operate, lease or otherwise use or permit the use of, any or all of the Collateral of such Chargor for such time and on such terms as the Canadian DIP Collateral Agent may determine, and demand, collect and retain all earnings and other sums due or to become due from any Person in respect of any of the Collateral of such Chargor.

      (e) Carry on Business. Carry on, or concur in the carrying on of, any or all of the business or undertaking of such Chargor and enter on, occupy and use (without charge by such Chargor) any of the premises, buildings, plant and undertaking of, or occupied or used by, such Chargor.

      (f) Enforce Collateral. Seize, collect, receive, enforce or otherwise deal with any Collateral of such Chargor in such manner, on such terms and conditions and at such times as the Canadian DIP Collateral Agent deems advisable.

      (g) Dispose of Collateral. Realize on any or all of the Collateral of such Chargor and sell, lease, assign, give options to purchase, or otherwise dispose of and deliver any or all of the Collateral of such Chargor (or contract to do any of the above), in one or more parcels at any public or private sale, at any exchange, broker's board or office of the Canadian DIP Collateral Agent or elsewhere, with or without advertising or other formality (except as required by applicable law), on such terms and conditions as the Canadian DIP Collateral Agent may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery.

      (h) Court-Approved Disposition of Collateral. Obtain from any court of competent jurisdiction an order for the sale or foreclosure of any or all of the Collateral of such Chargor.

      (i) Purchase by any Credit Provider. At any public sale, and to the extent permitted by law on any private sale, bid for and purchase, or permit any Credit Provider to bid for and purchase, any or all of the Collateral of such Chargor offered for sale and, upon compliance with the terms of such sale, hold, retain, sell or otherwise dispose of such Collateral of such Chargor without any further accountability to such Chargor or any other Person with respect to such holding, retention, sale or other disposition, except as required by law. In any such sale to the Canadian DIP Collateral Agent or any other Credit Provider, the Canadian DIP Collateral Agent or such Credit Provider may, for the purpose of making payment for all or any part of the Collateral of such Chargor so purchased, use any claim for any Liabilities of such Chargor then due and payable to or for the benefit of such Person as a credit against the purchase price.

      (j) Collect Accounts. Notify the account debtors or obligors under any Accounts of such Chargor of the assignment of such Accounts to the Canadian DIP Collateral Agent and direct such account debtors or obligors to make payment of all amounts due or to become due to such Chargor in respect of such Accounts directly to the Canadian DIP Collateral Agent and, upon such notification and at the expense of such Chargor, enforce collection of any such Accounts, and adjust, settle or compromise the amount or payment of such Accounts, in such manner and to such extent as the Canadian DIP Collateral Agent deems appropriate in the circumstances.

      (k) Transfer of Securities. Transfer any Securities forming part of the Collateral of such Chargor into the name of the Canadian DIP Collateral Agent or its nominee, with or without disclosing that the Securities are subject to the Security Interests granted by such Chargor.

      (l) Exercise of Rights. Exercise any and all rights (including without limitation voting rights), privileges, entitlements and options pertaining to any Securities forming part of the Collateral of such Chargor as if the Canadian DIP Collateral Agent were the absolute owner of such Securities.

      (m)  Dealing with Contracts and Permits.

                (i) Enforce, realize, sell, assign, transfer, require continued performance under or otherwise deal with the Contracts and the Permits of such Chargor or any one or more of them, upon such terms and conditions and at such time or times as may seem advisable to the Canadian DIP Collateral Agent;

                (ii) renew, amend or otherwise deal with the
                     Contracts and the Permits of such Chargor or any one or more of them (including, without limitation, the authority to demand, sue for, recover, receive and give receipts for all work, services and goods to be provided under the Contracts and the Permits of such Chargor or any one or more of them and to give consents or waivers with respect to, or otherwise enter into agreements, understandings or arrangements respecting, the Contracts and Permits of such Chargor or any one or more of them);

                (iii) exercise any of the rights,
                     entitlements, privileges, powers, benefits, licences, advantages, authorities and discretions which under the terms of the Contracts and the Permits of such Chargor, or any one or more of them, could be exercised by such Chargor;

                (iv) perform at such Chargor's expense any and
                     all obligations or covenants of such Chargor under the Contracts and the Permits of such Chargor or any one or more of them or in respect thereof and enforce performance by the parties thereto of their obligations, covenants and agreements thereunder; and

                (v)  deal with the Contracts and the Permits
                     of such Chargor or any one or more of them to the same extent as such Chargor could do, the whole without any liability or responsibility of any kind on the part of the Canadian DIP Collateral Agent or the other Credit Providers or their agents or any Receiver or its agents (other than by reason of the gross negligence or wilful misconduct of such Person).

      (n) Payment of Liabilities. Pay any liability secured by any Lien against any Collateral of such Chargor. Such Chargor will immediately on demand reimburse the Canadian DIP Collateral Agent for all such payments.

      (o) Borrow and Grant Security Interests. Borrow money for the maintenance, preservation or protection of any Collateral of such Chargor or for carrying on any of the business or undertaking of such Chargor and grant Liens on any Collateral of such Chargor (in priority to the Security Interests or otherwise) as security for the money so borrowed. Such Chargor will immediately on demand reimburse the Canadian DIP Collateral Agent for all such borrowings.

      (p) Appoint Receiver. Appoint by instrument in writing one or more Receivers of such Chargor or any or all of the Collateral of such Chargor with such rights, powers and authority (including any or all of the rights, powers and authority of the Canadian DIP Collateral Agent under this Agreement) as may be provided for in the instrument of appointment or any supplemental instrument, and remove and replace any such Receiver from time to time. To the extent permitted by applicable law, any Receiver appointed by the Canadian DIP Collateral Agent will (for purposes relating to responsibility for the Receiver's acts or omissions) be considered to be the agent of such Chargor and not of the Canadian DIP Collateral Agent or the other Credit Providers.

      (q) Court-Appointed Receiver. Obtain from any court of competent jurisdiction an order for the appointment of a Receiver of such Chargor or of any or all of the Collateral of such Chargor.

      (r) Consultants. Require such Chargor to engage a consultant of the Canadian DIP Collateral Agent's choice, or engage a consultant on behalf of the Canadian DIP Collateral Agent, such consultant to receive the full cooperation and support of such Chargor and its employees and managers, including unrestricted access to the premises and Books and Records of such Chargor; all reasonable fees and expenses of such consultant shall be for the account of such Chargor and such Chargor hereby authorizes any such consultant to report directly to the Canadian DIP Collateral Agent and to disclose to the Canadian DIP Collateral Agent any and all information obtained in the course of such consultant's employment.

The Canadian DIP Collateral Agent may exercise any or all of the foregoing rights and remedies without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except as required by applicable law) to or on such Chargor or any other Person, and such Chargor waives each such demand, presentment, protest, advertisement and notice to the extent permitted by applicable law. None of the above rights or remedies will be exclusive of or dependent on or merge in any other right or remedy, and one or more of such rights and remedies may be exercised independently or in combination from time to time. Without prejudice to the ability of the Canadian DIP Collateral Agent to dispose of the Collateral of such Chargor in any manner which is commercially reasonable, each Chargor acknowledges that a disposition of Collateral of such Chargor by the Canadian DIP Collateral Agent which takes place substantially in accordance with the following provisions will be deemed to be commercially reasonable:

        (i) Collateral of such Chargor may be disposed of in whole or in part;

       (ii) Collateral of such Chargor may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

      (iii) any purchaser or lessee of Collateral of such Chargor may be a customer of the Canadian DIP Collateral Agent or any Credit Provider or any Affiliate of the Canadian DIP Collateral Agent or any Credit Provider;

       (iv) a disposition of Collateral of such Chargor may be on such terms and conditions as to credit or otherwise as the Canadian DIP Collateral Agent, in its sole discretion, may deem advantageous; and

        (v) the Canadian DIP Collateral Agent may establish an upset or reserve bid or price in respect of Collateral of such Chargor.

9. GRANT OF LICENCE. For the purpose of enabling the Canadian DIP Collateral Agent to exercise its rights and remedies under Section 8 of this Agreement when the Canadian DIP Collateral Agent is entitled to exercise such rights and remedies, and for no other purpose, but subject however to the provisions of
Section 3 of this Agreement, each of the Chargors grants to the Canadian DIP Collateral Agent an irrevocable, non-exclusive licence (exercisable without payment of royalty or other compensation to such Chargor) to use, assign or sub-licence any or all of the Intellectual Property Rights of such Chargor in which such Chargor has any right, title or interest, including in such licence reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of the same.

10. SALE OF SECURITIES. The Canadian DIP Collateral Agent is authorized, in connection with any offer or sale of any Securities forming part of the Collateral of a Chargor, to comply with any limitation or restriction as it may be advised by counsel is necessary to comply with applicable law, including compliance with procedures that may restrict the number of prospective bidders and purchasers, requiring that prospective bidders and purchasers have certain qualifications, and restricting prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Securities. Each Chargor further agrees that compliance with any such limitation or restriction will not result in a sale being considered or deemed not to have been made in a commercially reasonable manner, and neither the Canadian DIP Collateral Agent nor any other Credit Provider will be liable or accountable to such Chargor for any discount allowed by reason of the fact that any Securities of such Chargor are sold in compliance with any such limitation or restriction.

11. APPLICATION OF PROCEEDS. All Proceeds of Collateral of any Chargor received by the Canadian DIP Collateral Agent or a Receiver shall be applied in accordance with, and in the manner set forth in, the Orders.

12. CONTINUING LIABILITY OF CHARGORS. Each of the Chargors will remain liable for any Liabilities of such Chargor that are outstanding following realization of all or any part of the Collateral of such Chargor and the application of the Proceeds thereof.

13. CANADIAN DIP COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. Each Chargor hereby absolutely and irrevocably constitutes and appoints the Canadian DIP Collateral Agent as such Chargor's true and lawful agent and attorney-in-fact, with full power of substitution after the occurrence of and during the continuation of an Event of Default (in the name of such Chargor):
(a) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for monies due or to become due to such Chargor under or arising out of the Collateral of such Chargor, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Canadian DIP Collateral Agent may reasonably deem to be necessary or advisable to protect the interests of the Credit Providers; (b) to execute and do all such assurances, acts and things which such Chargor is required to do but has failed to do under the covenants and provisions contained in this Agreement; (c) to take any and all such action as the Canadian DIP Collateral Agent or any of its sub-agents, nominees or attorneys may, in their sole and absolute discretion, reasonably determine as necessary or advisable for the purpose of maintaining, preserving or protecting the Security Interests constituted by this Agreement or any of the rights, remedies, powers or privileges of the Canadian DIP Collateral Agent by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement, instrument or act as the Canadian DIP Collateral Agent may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. Each Chargor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Canadian DIP Collateral Agent or any of the Canadian DIP Collateral Agent's sub-agents, nominees or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Canadian DIP Collateral Agent pursuant to this Section, which power of attorney, being given for security, is coupled with an interest and is irrevocable.

14. PERFORMANCE BY CANADIAN DIP COLLATERAL AGENT OF CHARGORS' OBLIGATIONS. If any Chargor fails to perform or comply with any of the obligations of such Chargor under this Agreement, the Canadian DIP Collateral Agent may, but need not, perform or otherwise cause the performance or compliance of such obligation, provided that such performance or compliance will not constitute a waiver, remedy or satisfaction of such failure. The expenses of the Canadian DIP Collateral Agent incurred in connection with any such performance or compliance will be payable by such Chargor to the Canadian DIP Collateral Agent immediately on demand, and until paid, any such expenses will form part of the Liabilities of such Chargor and will be secured by the Security Interests from such Chargor.

15. INTEREST. If any amount payable by a Chargor to the Canadian DIP Collateral Agent or any other Credit Provider under this Agreement is not paid when due, to the extent that the Credit Agreement does not provide for interest on such unpaid amount, such Chargor will pay to the Canadian DIP Collateral Agent or such other Credit Provider, as the case may be, immediately on demand, interest on such amount from the date due until paid, at a nominal rate per annum equal at all times to the Base Rate in effect from time to time plus 2 %, which rate per annum will change automatically without notice to such Chargor as and when the Base Rate changes. All amounts payable by any Chargor to the Canadian DIP Collateral Agent or any other Credit Provider under this Agreement, and all interest on all such amounts, will form part of the Liabilities of such Chargor and will be secured by the Security Interests created by this Agreement over the Collateral of such Chargor.

16. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction or against any Chargor will, as to that jurisdiction and such Chargor, be ineffective to the extent of such prohibition or unenforceability and will be severed from the balance of this agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction or against any other Chargor.

17. RIGHTS OF CANADIAN DIP COLLATERAL AGENT; LIMITATIONS ON CANADIAN DIP COLLATERAL AGENT'S OBLIGATIONS.

      (a)  Limitations on Liability.  None of the Canadian DIP
           Collateral Agent, the other Credit Providers, any Receiver or any agent of any of the foregoing (including in Alberta or British Columbia any sheriff) (i) will be liable to any Chargor or any other Person for any failure or delay in exercising any of its rights under this Agreement (including any failure to take possession of, collect, sell, lease or otherwise dispose of any Collateral, or to preserve rights against prior parties); (ii) is required to take, or will have any liability for any failure to take or delay in taking, any steps necessary or advisable to preserve rights against other Persons under any Collateral of any Chargor in its possession; or
           (iii) will be liable for any, and each Chargor will bear the full risk of all, loss or damage to any and all of the Collateral of such Chargor (including any Collateral of such Chargor in the possession of any such Person) caused for any reason other than the gross negligence or wilful misconduct of such Person.

      (b)  Chargors Remain Liable under Accounts, Contracts.
           Notwithstanding any provision of this Agreement, each Chargor will remain liable under any of the documents giving rise to the Accounts of such Chargor and under all of the Contracts and Permits of such Chargor to observe and perform all the conditions and obligations to be observed and performed by such Chargor thereunder, all in accordance with the terms of such documents, Contracts and Permits. None of the Persons referred to in subsection 17(a) hereof will have any obligation or liability under any Account of any Chargor (or any document giving rise thereto) or under any Contract or Permit of any Chargor by reason of or arising out of this Agreement or the receipt by such Person of any payment relating to such Account or Contract or Permit pursuant to this Agreement, and in particular (but without limitation), will not be obligated in any manner to perform any of the obligations of any Chargor under or pursuant to any Account of such Chargor (or any document giving rise to any such Account) or under or pursuant to any Contract or any Permit of such Chargor, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any such Account (or any document giving rise to any such Account) or under any such Contract or Permit, to present or file any claim, or to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time. Nothing contained in this Agreement shall render any of the Persons referred to in subsection 17(a) hereof liable for the fulfilment or non-fulfilment of the obligations, covenants and agreements (including the payment of any Money under or in respect of any of such Contracts or Permits) of any Chargor under any of the Contracts or Permits of such Chargor. Each of the Chargors hereby severally (and not jointly or jointly and severally) indemnifies and agrees to save and hold harmless the Persons referred to in subsection 17(a) hereof from and against any and all claims, demands, actions, causes of action, losses, suits, damages and costs whatsoever arising directly or indirectly from or out of the Accounts, the Contracts and the Permits of such Chargor or any of them provided that, no such obligation to indemnify and save and hold harmless shall exist with respect to any Person to the extent that the claims, demands, actions causes of action, losses, suits, damages and costs of such Person arise solely as a result of the gross negligence or wilful misconduct of such Person in the exercise of its rights and remedies under this Agreement.

      (c) Collections on Accounts and Contracts. Except as otherwise provided in the Credit Agreement, each of the Chargors may collect the Accounts of such Chargor and payments under the Contracts of such Chargor in the normal course of the business of such Chargor and for the purpose of carrying on the same. If required by the Canadian DIP Collateral Agent at any time during the continuance of an Event of Default, any payments of Accounts of any Chargor or under Contracts of such Chargor, when collected by such Chargor, will be forthwith (and, in any event, within two Business Days) deposited by such Chargor in the exact form received, duly endorsed by such Chargor to the Canadian DIP Collateral Agent if required, in a special collateral account maintained by the Canadian DIP Collateral Agent on behalf of the Credit Providers, and until so deposited, will be held by such Chargor in trust for the Canadian
           DIP Collateral Agent on behalf of the Credit Providers, segregated from the other funds of such Chargor. All such amounts while held by the Canadian DIP Collateral Agent (or by a Chargor in trust for the Canadian DIP Collateral Agent) and all income in respect thereof will continue to be collateral security for the Liabilities of such Chargor and will not constitute payment thereof until applied as herein provided. If an Event of Default has occurred and is continuing, the Canadian DIP Collateral Agent may apply all or any part of the amounts on deposit relative to such Chargor in such special collateral account on account of the Liabilities of such Chargor in such order as the Canadian DIP Collateral Agent may elect. At the Canadian DIP Collateral Agent's request, such Chargor will deliver to the Canadian DIP Collateral Agent any documents evidencing and relating to the agreements and transactions which gave rise to the Accounts and Contracts of such Chargor, including all original orders, invoices and shipping receipts.

      (d) Analysis of Accounts. At any time during the continuance of an Event of Default the Canadian DIP Collateral Agent may in its own name or in the name of others (including any Chargor) communicate with account debtors under any of the Accounts of any Chargor and parties to any of the Contracts of such Chargor to verify with them to its satisfaction the existence, status, amount and terms of any such Account or any such Contract.

18. DEALINGS BY CANADIAN DIP COLLATERAL AGENT. The Canadian DIP Collateral Agent will not be obliged to exhaust its recourse against any Chargor or any other Person or against any other security it may hold in respect of the Liabilities of such Chargor before realizing upon or otherwise dealing with the Collateral of such Chargor in such manner as the Canadian DIP Collateral Agent may consider desirable. The Canadian DIP Collateral Agent and the Credit Providers may grant extensions of time and other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with any Chargor and any other Person, and with any or all of the Collateral of each Chargor, and with other security and sureties, as the Canadian DIP Collateral Agent and the Credit Providers may see fit, all without prejudice to the Liabilities of any Chargor or to the rights and remedies of the Canadian DIP Collateral Agent under this Agreement. The powers conferred on the Canadian DIP Collateral Agent under this Agreement are solely to protect the interests of the Canadian DIP Collateral Agent and the Credit Providers in the Collateral of each of the Chargors and will not impose any duty upon the Canadian DIP Collateral Agent to exercise any such powers.

19. COMMUNICATION. All notices and other communications given under or with respect to this Agreement will be in writing and may be sent by facsimile, mailed or delivered to the Canadian DIP Collateral Agent at its address Canadian Imperial Bank of Commerce, 161 Bay Street, 8th Floor, BCE Place, Toronto, Ontario, M5J 2S8, (facsimile (416) 956-3830) for the attention of the Manager-Agency, or to any Chargor care of Philip at 100 King Street West, P.O. Box 2440 LCD 1, Hamilton, Ontario, L8N 4J6 (facsimile (905) 521-9160)) attention General Counsel or, as to any such Person, at such other address or facsimile number as may be designated by such Person in a notice to the others given as required hereby. Except as otherwise provided in this Agreement, all such communications will be deemed to have been duly given when (a) transmitted by facsimile if transmitted prior to 4:00 p.m. (local time at the place of delivery) on a Business Day and otherwise on the Business Day following transmission, (b) personally delivered or (c) in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

20. RELEASE OF INFORMATION. Each of the Chargors authorizes the Canadian DIP Collateral Agent to provide a copy of this Agreement and such other information as may be requested of the Canadian DIP Collateral Agent by any Credit Provider or by any other Persons entitled thereto pursuant to any applicable law or court order, and otherwise with the consent of such Chargor.

21. WAIVERS AND INDEMNITY. To the extent permitted by applicable law, each of the Chargors unconditionally and irrevocably waives (i) all claims, damages and demands (other than those attributable to the gross negligence or wilful misconduct of the Canadian DIP Collateral Agent or such Credit Provider) it may acquire against the Canadian DIP Collateral Agent or any Credit Provider arising out of the exercise by the Canadian DIP Collateral Agent or any Receiver of any rights or remedies under this Agreement or at law, (ii) all of the rights, benefits and protections given by any present or future statute that imposes limitations on the rights, powers or remedies of a secured party or on the methods of, or procedures for, realization of security, including any "seize or sue" or "anti-deficiency" statute or any similar provision of any other statute, and (iii) the benefits of the Limitation of Civil Rights Act (Saskatchewan), and the Land Contracts (Action) Act (Saskatchewan) which acts shall have no application to this Agreement. None of the Canadian DIP Collateral Agent or any of the Credit Providers will, by any act or delay, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Canadian DIP Collateral Agent any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Canadian DIP Collateral Agent of any right or remedy hereunder on any one occasion will not be construed as a bar to any right or remedy which the Canadian DIP Collateral Agent would otherwise have on any future occasion. Neither the taking of any judgment nor the exercise of any power of seizure or sale will extinguish the liability of any Chargor to pay the Liabilities of such Chargor, nor will the same operate as a merger of any covenant contained in this Agreement or of any other liability, nor will the acceptance of any payment or other security constitute or create any novation. Each of the Chargors agrees severally (and not jointly or jointly and severally) to indemnify the Canadian DIP Collateral Agent and the Credit Providers from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (except by reason of the gross negligence or wilful misconduct of such Person) which may be imposed on, incurred by, or asserted against the Canadian DIP Collateral Agent or any Credit Provider and arising by reason of any action (including any action referred to in this agreement) or inaction or omission to do any act legally required by such Chargor. This indemnification will survive the satisfaction, release or extinguishment of the Liabilities of such Chargor and the Security Interests from such Chargor.

22. ADDITION OF NEW CHARGORS. Additional Persons may from time to time after the date of this Agreement become Chargors under this Agreement by executing and delivering to the Canadian DIP Collateral Agent a supplemental agreement (a "SUPPLEMENT") to this Agreement in substantially the form attached as Schedule D to this Agreement. Effective from and after the date of the execution and delivery by any Person to the Canadian DIP Collateral Agent of a Supplement:

      (a) such Person shall be, and shall be deemed for all purposes to be, a Chargor under this Agreement with the same force and effect, and subject to the same agreements, representations, indemnities, liabilities, obligations and Security Interests, as if such Person had been an original signatory to this Agreement as a Chargor; and

      (b) all Collateral of such Person shall be, and shall be deemed for all purposes to be, "Collateral" of such Person for the purposes of this Agreement and subject to "Security Interests" from such Person in accordance with the provisions of this Agreement as security for the due payment and performance of the "Liabilities" of such Person in accordance with the provisions of this Agreement.

The execution and delivery of a Supplement by any additional Person shall not require the consent of any Chargor and all of the liabilities and obligations of each Chargor under this Agreement, and all Security Interests of each Chargor, shall remain in full force and effect notwithstanding the addition of any new Chargor to this Agreement.

23. AMALGAMATION. If any Chargor is a corporation, such Chargor acknowledges that if it amalgamates or merges with or into any other corporation or corporations, then (i) the term "Chargor", where used in this Agreement, will extend to and include the continuing corporation from such amalgamation or merger, (ii) the term "Liabilities", where used in this Agreement in connection with such Chargor, will extend to and include the Liabilities of each of the amalgamating or merging corporations at the time of such amalgamation or merger and the Liabilities of the continuing corporation from such amalgamation or merger arising thereafter, and (iii) the Collateral of such Chargor and the Security Interests created by this Agreement over the Collateral of such Chargor will extend to and include all of the Collateral of each of the amalgamating or merging corporations at the time of such amalgamation or merger and any and all Collateral of the continuing corporation from such amalgamation or merger thereafter owned or acquired by such continuing corporation.

24. RELEASE OF CHARGOR. Promptly following any release of any Chargor from all of its Liabilities (including any such release effected by the operation of an express provision of the

Secured Credit Documents providing for the release of such Liabilities in specified circumstances), the Canadian DIP Collateral Agent, without affecting in any manner whatsoever any of the Liabilities of any other Chargor or any of the Security Interests created by this Agreement over the Collateral of any other Chargor, will release such Chargor and the Collateral of such Chargor then subject to the Security Interests created by this Agreement from this Agreement and from the Security Interests created by this Agreement and such release shall serve to terminate any licence granted pursuant to Section 9 hereof. Upon such release, and at the request and expense of such Chargor, the Canadian DIP Collateral Agent shall execute and deliver to such Chargor such releases and discharges as such Chargor may reasonably request.

25. ADDITIONAL SECURITY. This Agreement is in addition to, and not in substitution of, any and all other security documents previously or concurrently delivered by any Chargor to the Canadian DIP Collateral Agent or to any Credit Provider, all of which other security documents shall remain in full force and effect.

26. SEVERAL AGREEMENT; ALTERATION OR WAIVER. No provision of this Agreement may be changed, discharged, waived or terminated except with the written consent of each Chargor directly affected thereby and the written consent of the Canadian DIP Collateral Agent. This Agreement shall be construed as a separate agreement with respect to each Chargor and, subject to the first sentence of this Section, may be amended, modified, supplemented, waived or released with respect to any Chargor, or any representations, agreements, contracts, indemnities, Liabilities or Collateral of, or any Security Interests from, any Chargor, without the approval of any other Chargor and without affecting the liabilities or obligations of any other Chargor under this Agreement.

27. GOVERNING LAW; ATTORNMENT. This Agreement is a contract made under, and will for all purposes be governed by and interpreted and enforced according to, the laws of the Province of Ontario (including the laws of Canada applicable in such Province), excluding any conflict of laws rule or principle that might refer these matters to the laws of another jurisdiction, and without prejudice to or limitation of any other rights or remedies available to the Canadian DIP Collateral Agent under the laws of any other jurisdiction. Each of the Chargors irrevocably submits to the jurisdiction of the courts of the Province of Ontario and to the Supreme Court of Canada without prejudice to the right of the Credit Providers to commence an action against such Chargor in any other jurisdiction. Each of the Chargors agrees that service of all writs, processes, statements, correspondence and summonses in any suit, action or proceeding brought against such Chargor under or in respect of this Agreement may be made upon such Chargor at such Chargor's address for notice as provided in Section 19 of this Agreement, and each of the Chargors irrevocably appoints Philip as such Chargor's true and lawful attorney-in-fact in such Chargor's name, place and stead to accept such service of any and all writs, processes, statements, correspondence and summonses, and agrees that the failure of Philip to give any notice of any thereof to such Chargor shall not impair or affect the validity of such service or of any judgment based thereon. Each of the Chargors further irrevocably consents to the service of any and all writs, processes, statements, correspondence and summonses in any suit, action or proceeding in any court by the mailing thereof by registered or certified mail, postage prepaid to such Chargor at such Chargor's address for notice as provided for in Section 19 of this Agreement. Nothing in this Section shall be deemed to in any way limit the ability of the Credit Providers to serve any such writs, processes, statements, correspondence or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any Chargor in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Chargors irrevocably waives any objection which it may now or in the future have based on lack of personal jurisdiction over such Chargor or which it may have to the laying of venue of any such suit, action or proceeding brought in the courts of the Province of Ontario or the Supreme Court of Canada and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an improper venue or in an inconvenient forum.

28. WAIVER OF JURY TRIAL. Because disputes arising in connection with complex financial transactions of the nature provided for under this Agreement and the other Secured Credit Documents are most quickly and economically resolved by an experienced and expert person and the Chargors and the Credit Providers wish applicable laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, each of the Chargors and the Credit Providers waive all right to trial by jury in any action, suit, or proceeding brought to resolve any dispute, whether in contract, tort, or otherwise, between such Chargor and the Credit Providers arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement or any of the other Secured Credit Documents.

29. DELIVERY AND COMPLETENESS OF AGREEMENT. Upon this Agreement (or a Supplement as provided for in Section 22 hereof), bearing the signature of a Person claiming to have authority to bind a Chargor, coming into the possession of the Canadian DIP Collateral Agent, and irrespective of whether this Agreement (or any such Supplement) has been executed by any other Chargor, this Agreement (and such Supplement) will be deemed to be finally and irrevocably executed and delivered by, and be effective and binding on, and enforceable against, such Chargor free from any promise or condition affecting or limiting the liabilities or obligations of such Chargor under or in respect of this Agreement. No statement, representation, agreement or promise by any officer, employee or agent of the Canadian DIP Collateral Agent or any Credit Provider, unless expressly set forth in this Agreement, forms any part of this Agreement or has induced the making of this Agreement by any Chargor or in any way affects any of the liabilities or obligations of any Chargor under this Agreement. This Agreement constitutes the entire agreement between each of the Chargors and the Canadian DIP Collateral Agent with respect to the subject matter of this Agreement and cancels and supersedes any prior understandings and agreements between the Canadian DIP Collateral Agent and each such Chargor with respect to this Agreement (without affecting any other security previously delivered by any Chargor to any of the Credit Providers).

30. ENFORCEMENT BY CANADIAN DIP COLLATERAL AGENT. The Credit Providers agree that this Agreement and the Security Interests may be enforced only by the action of the Canadian DIP Collateral Agent acting on behalf of the Credit Providers and that no other Credit Provider shall have any rights individually to seek to enforce or to enforce this Agreement or any of the Security Interests, it being understood and agreed that such rights and remedies may be exercised by the Canadian DIP Collateral Agent for the benefit of the Credit Providers upon the terms of this Agreement.

31. INTERPRETATION. Unless otherwise expressly provided in this Agreement, if any matter in this Agreement is subject to the consent or approval of the Canadian DIP Collateral Agent or is to be acceptable to the Canadian DIP Collateral Agent, such consent, approval or determination of acceptability will be in the sole discretion of the Canadian DIP Collateral Agent. If any provision in this Agreement refers to any action taken or to be taken by any Chargor, or which any Chargor is prohibited from taking, such provision will be interpreted to include any and all means, direct or indirect, of taking, or not taking, such action. The division of this Agreement into sections and paragraphs, and the insertion of headings, is for convenience of reference only and will not affect the construction or interpretation of this Agreement. Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders. When used in this Agreement, the word "including" or "includes" shall mean including or includes "without limitation". Any reference in this Agreement to something being permitted by the Secured Credit Documents is intended to be a reference to such thing being permitted by all of the Secured Credit Documents. In the event of any conflict between the provisions of this Agreement and the provisions (other than Section 13) of the Credit Agreement, the provisions of the Credit Agreement will prevail.

32. SUCCESSORS AND ASSIGNS. This Agreement will enure to the benefit of, and be binding on, each of the Chargors and its successors and permitted assigns, and will enure to the benefit of, and be binding on, the Canadian DIP Collateral Agent and the Credit Providers and their respective successors and assigns. No Chargor may assign this Agreement, or any of its rights or obligations under this Agreement.

33. ACKNOWLEDGMENT OF RECEIPT/WAIVER. Each of the Chargors acknowledges receipt of an executed copy of this Agreement and, to the extent permitted by applicable law, waives the right to receive a copy of any financing statement, financing change statement or verification statement registered or issued in connection with this Agreement.

34. COUNTERPARTS AND FACSIMILE. This Agreement may be executed in counterparts. Each executed counterpart shall be deemed to be an original and all counterparts taken together shall constitute one and the same Agreement. Delivery of an executed signature page to this Agreement by any Chargor by facsimile transmission shall be as effective as delivery of a manually executed copy of this Agreement by such Chargor.

35. LANGUAGE. The parties to this Agreement expressly request and require that this Agreement and all related documents be drafted in English. Les parties aux presentes conviennent et exigent que cette Convention et tous les documents qui s'y rattachent soient rediges en Anglais.


     IN WITNESS OF WHICH each of the undersigned has executed this Agreement as of the date shown on the first page of this Agreement.


                                    CANADIAN IMPERIAL BANK OF COMMERCE, as
                                    Canadian DIP Collateral Agent

                                    by:___________________________________
                                       name:
                                       title:

                                    PHILIP SERVICES CORP.

                                    PHILIP ENTERPRISES INC./LES ENTREPRISES
                                    PHILIP INC.

                                    PHILIP ANALYTICAL SERVICES CORPORATION

                                    PHILIP ENVIRONMENTAL (ATLANTIC) LIMITED

                                    PHILIP ENVIRONMENTAL (ELMIRA) INC.

                                    PHILIP ENVIRONMENTAL SERVICES LIMITED

                                    PHILIP INVESTMENT CORP.

                                    PSC/IML ACQUISITION CORP.

                                    RECYCLAGE D'ALUMINIUM QUEBEC INC./QUEBEC
                                    ALUMINIUM RECYCLING INC.

                                    1195613 ONTARIO INC.

                                    1233793 ONTARIO INC.

                                    842578 ONTARIO LIMITED

                                    SABLIX INC.

                                    ALLWASTE OF CANADA LTD.

                                    CALIGO RECLAMATION LTD.

                                    ALLIES STAFFING LTD.

                                    SERVTECH CANADA, INC.

                                    ST DELTA CANADA, INC.

                                    2766906 CANADA INC.

                                    721646 ALBERTA LTD.

                                    800151 ONTARIO INC.

                                    912613 ONTARIO LTD.

                                    PHILIP PLASMA METALS INC.

                                    CALIGO PARTNERSHIP
                                    BY ITS PARTNER ALLWASTE OF CANADA LTD.

                                    DELSAN DEMOLITION LIMITED

                                    NORTRU, LTD.

                                    2842-7979 QUEBEC INC.


                                    in each case by:



                                    __________________________________________
                                    ____________________
                                    Authorized Signatory

                   `SCHEDULE A TO CANADIAN SECURITY AGREEMENT
                FROM PHILIP SERVICES CORP. AND ITS SUBSIDIARIES

                          INTELLECTUAL PROPERTY RIGHTS

TRADEMARKS

TRADE MARK                  APPLICATION NO.  REGISTRATION NO.  REGISTRATION DATE
==========                  ===============  ================  =================
PSC                         847,622
Philip Services Corp. &
Design                      847,624
Philip Services             847,623
PHILIP & Design                              475,422
PHILIP ENVIRONMENTAL                         431,169
PHILIP ENVIRONMENTAL &                       2,102,936
Design                                       (U.S.)            Oct. 7/97
                                             2,059,355
PHILIP ENVIRONMENTAL                         (U.S.)            May 6/97
====================                                           ========

                   SCHEDULE B TO CANADIAN SECURITY AGREEMENT
                FROM PHILIP SERVICES CORP. AND ITS SUBSIDIARIES
             CHIEF PLACE OF BUSINESS AND PLACE OF BOOKS AND RECORDS


                             PRINCIPAL PLACE OF BUSINESS AND CHIEF EXECUTIVE OFFICE

                                               Office at which
                                              senior management
                                               are located and
                          Office at which       conduct their            Office from which
       Name of         the books and records   deliberations and      Invoices and accounts
       Chargor              are located       make their decisions        Are issued
Philip Services Corp.  Hamilton:              Hamilton:              Hamilton:
                       100 King St. W.        100 King St. W.        100 King St. W.
                       P.O. Box 2440          P.O. Box 2440          P.O. Box 2440
                       LCD 1                  LCD 1                  LCD 1
                       Hamilton, Ontario      Hamilton, Ontario      Hamilton, Ontario
                       L8N 4J6                L8N 4J6                L8N 4J6

                       Hamilton:              Hamilton:              Hamilton:
                       100 King St. W.        100 King St. W.        100 King St. W.
Philip Enterprises     P.O. Box 2440, LCD 1   P.O. Box 2440, LCD 1   P.O. Box 2440, LCD 1
Inc./Les Entreprises   Hamilton, Ontario      Hamilton, Ontario      Hamilton, Ontario
Philip Inc.            L8N 4J6                L8N 4J6                L8N 4J6
                       Hamilton:              Hamilton:              Hamilton:
                       651 Burlington St.     651 Burlington St.     651 Burlington St.
                       Hamilton, Ontario      Hamilton, Ontario      Hamilton, Ontario
                       L8L 7W2                L8L 7W2                L8L 7W2
                       Barrie:                Barrie:                Barrie:
                       1131 Snow Valley Road  1131 Snow Valley Road  1131 Snow Valley Road
                       R.R. #3                R.R. #3                R.R. #3
                       Barrie, Ontario        Barrie, Ontario        Barrie, Ontario
                       L4M 4S5                L4M 4S5                L4M 4S5
                       Delta:                 Delta:                 Delta:
                       7483 Progress Way #9   7483 Progress Way #9   7483 Progress Way #9
                       Delta, B.C. V4G 1E1    Delta, B.C.            Delta, B.C.
                                              V4G 1E1                V4G 1E1
                       Montreal:              Montreal:              Montreal:
                       1705 - 3rd Avenue      1705 - 3rd Avenue      1705 - 3rd Avenue
                       Pointe-aux-Trembles    Pointe-aux-Trembles    Pointe-aux-Trembles
                       Montreal, Quebec       Montreal, Quebec       Montreal, Quebec
                       H1B 5M9                H1B 5M9                H1B 5M9
                       Stoney Creek:          Stoney Creek:          Stoney Creek:
                       500 Centennial Pk.     500 Centennial Pk.     500 Centennial Pk.
                       Stoney Creek, Ontario  Stoney Creek, Ontario  Stoney Creek, Ontario

                             PRINCIPAL PLACE OF BUSINESS AND CHIEF EXECUTIVE OFFICE

                                               Office at which
                                              senior management
                                               are located and
                          Office at which       conduct their            Office from which
       Name of         the books and records   deliberations and      Invoices and accounts
       Chargor              are located       make their decisions        Are issued
Philip Analytical     Burlington:             Burlington:             Burlington:
Services              5555 North Service Rd.  5555 North Service Rd.  5555 North Service Rd.
Corporation           Burlington, Ontario     Burlington, Ontario     Burlington, Ontario
                      L7L 5H7                 L7L 5H7                 L7L 5H7
                      Halifax:                                        Halifax:
                      5595 Fenwick St.,                               5595 Fenwick St., Suite
                      Suite 200                                       200
                      Halifax, Nova Scotia                            Halifax, Nova Scotia
                      B3H 4M2                                         B3H 4M2
                      Mississauga:                                    Mississauga:
                      5735 McAdam Rd.                                 5735 McAdam Rd.
                      Mississauga, Ontario                            Mississauga, Ontario
                      London:                                         London:
                      921 Leathorne St.                               921 Leathorne St.
                      London, Ontario                                 London, Ontario
                      M5Z 3M7                                         M5Z 3M7
                      Montreal:                                       Montreal:
                      10390 Louis H.                                  10390 Louis H.
                      LaFontaine                                      LaFontaine
                      Anjou, Quebec                                   Anjou, Quebec
                      H1J 2T3                                         H1J 2T3
                      Burnaby:                                        Burnaby:
                      8577 Commerce Crt.                              8577 Commerce Crt
                      Burnaby, British                                Burnaby, British Columbia
                      Columbia                                        V5A 4N5
                      V5A 4N5

Philip                Dartmouth:              Dartmouth:              Dartmouth:
Environmental         101 Ilsley Ave. #6      101 Ilsley Ave. #6      101 Ilsley Ave. #6
(Atlantic) Limited    Dartmouth, Nova Scotia  Dartmouth, Nova Scotia  Dartmouth, Nova Scotia
                      B3B 1S8                 B3B 1S8                 B3B 1S8

Philip                Hamilton:               Hamilton:               Hamilton:
Environmental         100 King St.W.          100 King St.W.          100 King St.W.
(Elmira) Inc.         Hamilton, Ontario       Hamilton, Ontario       Hamilton, Ontario
                      P.O. Box 2440           P.O. Box 2440           P.O. Box 2440
                      LCD 1                   LCD 1                   LCD 1
                      L8N 4J6                 L8N 4J6                 L8N 4J6

                             PRINCIPAL PLACE OF BUSINESS AND CHIEF EXECUTIVE OFFICE

                                               Office at which
                                              senior management
                                               are located and
                          Office at which       conduct their            Office from which
       Name of         the books and records   deliberations and      Invoices and accounts
       Chargor              are located       make their decisions        Are issued
Philip Environmental       Etobicoke:             Etobicoke:            Etobicoke:
Services Limited           345 Horner Ave.        345 Horner Ave.       345 Horner Ave.
                           Etobicoke, Ontario     Etobicoke, Ontario    Etobicoke, Ontario
                           M8W 1Z6                M8W 1Z6               M8W 1Z6

Philip Investment Corp.    Hamilton:              Hamilton:             Hamilton:
                           100 King St.W.         100 King St.W.        100 King St.W.
                           P.O. Box 2440          P.O. Box 2440         P.O. Box 2440
                           LCD 1                  LCD 1                 LCD 1

PSC/IML Acquisition Corp.  Hamilton, Ontario      Hamilton, Ontario     Hamilton, Ontario
                           L8N 4J6                L8N 4J6               L8N 4J6
                           Hamilton:              Hamilton:             Hamilton:
                           100 King St.W.         100 King St.W.        100 King St.W.
                           P.O. Box 2440          P.O. Box 2440         P.O. Box 2440
                           LCD 1                  LCD 1                 LCD 1
                           Hamilton, Ontario      Hamilton, Ontario     Hamilton, Ontario
                           L8N 4J6                L8N 4J6               L8N 4J6

Recyclage d'Aluminium      Baie Comeau:           Baie Comeau:          Baie Comeau:
Quebec Inc./Quebec         128 Boul. Comeau       128 Boul. Comeau      128 Boul. Comeau
Aluminum Recycling Inc.    Baie Comeau, Quebec    Baie Comeau, Quebec   Baie Comeau, Quebec
                           G4Z 2L6                G4Z 2L6               G4Z 2L6

                           Beaconcour:            Beaconcour:           Beaconcour:
                           695 rue Duford         695 rue Duford        695 rue Duford
                           Becancour, Quebec      Becancour, Quebec     Becancour, Quebec
                           G0X 1B0                G0X 1B0               G0X 1B0

1195613 Ontario Inc.       Hamilton:              Hamilton:             Hamilton:
                           100 King St.W.         100 King St.W.        100 King St.W.
                           P.O. Box 2440          P.O. Box 2440         P.O. Box 2440
                           LCD 1                  LCD 1                 LCD 1
                           Hamilton, Ontario      Hamilton, Ontario     Hamilton,Ontario
                           L8N 4J6                L8N 4J6               L8N 4J6

1233793 Ontario Inc.       Hamilton:              Hamilton:             Hamilton:
                           100 King St.W.         100 King St.W.        100 King St.W.
                           P.O. Box 2440          P.O. Box 2440         P.O. Box 2440
                           LCD 1                  LCD 1                 LCD 1
                           Hamilton, Ontario      Hamilton, Ontario     Hamilton, Ontario
                           L8N 4J6                L8N 4J6               L8N 4J6

                             PRINCIPAL PLACE OF BUSINESS AND CHIEF EXECUTIVE OFFICE

                                               Office at which
                                              senior management
                                               are located and
                          Office at which       conduct their            Office from which
       Name of         the books and records   deliberations and      Invoices and accounts
       Chargor              are located       make their decisions        Are issued
842578 Ontario Limited   Hamilton:               Hamilton:               Hamilton:
                         100 King St.W.          100 King St.W.          100 King St.W.
                         P.O. Box 2440           P.O. Box 2440           P.O. Box 2440
                         LCD 1                   LCD 1                   LCD 1
                         Hamilton, Ontario       Hamilton, Ontario       Hamilton, Ontario
                         L8N 4J6                 L8N 4J6                 L8N 4J6

Allwaste of Canada Ltd.  Richmond Hill:          Atlanta:                Atlanta:
                         344 Newkirk Rd.         Two Concourse Pkwy,     Two Concourse Pkwy, Suite 750
                         Richmond Hill, Ontario  Suite 750               Atlanta, GA 30328
                         L4C 3G7                 Atlanta, GA 30328

                         Atlanta:
                         Two Concourse Pkwy,
                         Suite 750
                         Atlanta, GA 30328

Caligo Reclamation Ltd.  Richmond Hill:          Richmond Hill:          Richmond Hill:
                         344 Newkirk Rd.         344 Newkirk Rd.         344 Newkirk Rd.
                         Richmond Hill, Ontario  Richmond Hill, Ontario  Richmond Hill, Ontario
                         L4C 3G7                 L4C 3G7                 L4C 3G7

Allies Staffing Ltd.     Hamilton:               Hamilton:               Hamilton:
                         100 King St.W.          100 King St.W.          100 King St.W.
                         P.O. Box 2440           P.O. Box 2440           P.O. Box 2440
                         LCD 1                   LCD 1                   LCD 1
                         Hamilton, Ontario       Hamilton, Ontario       Hamilton, Ontario
                         L8N 4J6                 L8N 4J6                 L8N 4J6

ServTech Canada, Inc.    Michigan:               Michigan:               Houston, Texas
                         515 Lycaste Rd.         515 Lycaste Rd.
                         Detroit, Michigan       Detroit, Michigan
                         48214                   48214

ST Delta Canada, Inc.    Michigan:               Michigan:               Winfield, MO
                         515 Lycaste Rd.         515 Lycaste Rd.
                         Detroit, Michigan       Detroit, Michigan
                         48214                   48214

2766906 Canada Inc.      100 King Street,                                                100 King Street,
                         Hamilton, Ontraio       100 King Street, Hamilton, Ontraio      Hamilton, Ontraio

                             PRINCIPAL PLACE OF BUSINESS AND CHIEF EXECUTIVE OFFICE

                                               Office at which
                                              senior management
                                               are located and
                          Office at which       conduct their            Office from which
       Name of         the books and records   deliberations and      Invoices and accounts
       Chargor              are located       make their decisions        Are issued
721646 Alberta Ltd.        Bishop & McKenzie,                                           100 King Street,
                           Edmonton, Alberta      100 King Street, Hamilton, Ontraio    Hamilton, Ontraio

800151 Ontario Inc.        100 King Street,                                             100 King Street,
                           Hamilton, Ontraio      100 King Street, Hamilton, Ontraio    Hamilton, Ontraio

912613 Ontario Ltd.        100 King Street,       100 King Street, Hamilton, Ontraio    100 King Street,
                           Hamilton, Ontraio                                            Hamilton, Ontraio

Philip Plasma Metals Inc.  100 King Street,       100 King Street, Hamilton, Ontraio    100 King Street,
                           Hamilton, Ontraio                                            Hamilton, Ontraio

Caligo Partnership         100 King Street,       100 King Street, Hamilton, Ontraio    100 King Street,
                           Hamilton, Ontraio                                            Hamilton, Ontraio

Delsan Demolition Limited  100 King Street,       100 King Street, Hamilton, Ontraio    100 King Street,
                           Hamilton, Ontraio                                            Hamilton, Ontraio

Nortru, Ltd.               100 King Street,                                             100 King Street,
                           Hamilton, Ontraio      100 King Street, Hamilton, Ontraio    Hamilton, Ontraio

2842-7979 Quebec Inc.

Sablix Inc.

                   SCHEDULE C TO CANADIAN SECURITY AGREEMENT
                 FROM PHILIP SERICES CORP. AND ITS SUBSIDIARIES

                      LOCATION OF JURISDICTIONS OF ASSETS



                                    Jurisdictions in which     Jurisdictions in which
       Name of                       Personal Property is        Chargor Carries On
       Chargor                           located                      Business
Philip Services Corp.               Ontario                    Ontario
---------------------               -------                    -------
Philip Enterprises Inc./Les         Hamilton, Ontario          Hamilton, Ontario
Entreprises Philip Inc.             Barrie, Ontario            Barrie, Ontario
                                    Delta, British Columbia    Delta, British Columbia
                                    Montreal, Quebec           Montreal, Quebec
                                    Stoney Creek, Ontario      Stoney Creek, Ontario
                                    Halifax, Nova Scotia       Halifax, Nova Scotia
                                    Toronto, Ontario           Toronto, Ontario
                                    Guelph, Ontario            Guelph, Ontario
                                    Whitby, Ontario            Whitby, Ontario

Philip Analytical Services          Burlington, Ontario
Corporation                         Halifax, Nova Scotia
                                    Mississauga, Ontario
                                    London, Ontario
                                    Montreal, Quebec
                                    Burnaby, British Columbia
                                    Niska, Alberta
                                    St. Johns, Newfoundland

Philip Environmental (Atlantic)     Nova Scotia                Nova Scotia
Limited                             New Brunswick              New Brunswick

Philip Environmental (Elmira) Inc.  Hamilton, Ontario          Ontario

Philip Environmental Services       Ontario                    Ontario
Limited                             British Columbia           British Columbia
                                    Pueblo, Texas              Pueblo, Texas
                                    Baton Rouge, Louisiana     Baton Rouge, Louisiana
                                    Pittsburgh, PA             Pittsburgh, PA

Philip Investment Corp.             Ontario                    Ontario

PSC/IML Acquisition Corp.                                      Ontario

                                    Jurisdictions in which     Jurisdictions in which
       Name of                       Personal Property is        Chargor Carries On
       Chargor                           located                      Business
                                        Baie Comeau             Baie Comeau
Recyclage d'Aluminium Quebec            Quebec                  Quebec
Inc./Quebec Aluminum Recycling Inc.     Beaconcour, Quebec      Beaconcour, Quebec

1195613 Ontario Inc.                                            Ontario

1233793 Ontario Inc.                                            Ontario

842578 Ontario Limited                  Ontario                 Ontario

Allwaste of Canada Ltd.                 Sarnia, Ontario         Ontario
                                        Mississauga, Ontario
                                        Toronto, Ontario

Caligo Reclamation Ltd.                 Richmond Hill, Ontario  Ontario
                                        Chatham, Ontario
Allies Staffing Ltd.

ServTech Canada, Inc.

ST Delta Canada, Inc.

2766906 Canada Inc.                                             Canada

721646 Alberta Ltd.                                             Alberta

800151 Ontario Inc.                                             Ontario

912613 Ontario Ltd.                                             Ontario

Philip Plasma Metals Inc.                                       Ontario

Caligo Partnership
by its partner Allwaste of Canada Ltd.                          Ontario

Delsan Demolition Limited                                       Ontario

Nortru, Ltd.                                                    Ontario

2842-7979 Quebec Inc.                                           Quebec

Sablix Inc.

                   SCHEDULE D TO CANADIAN SECURITY AGREEMENT
                FROM PHILIP SERVICES CORP. AND ITS SUBSIDIARIES

                                 SUPPLEMENT NO.
                                       TO
                          CANADIAN SECURITY AGREEMENT

     This Supplement is made as of                   ,       in favour of
Canadian Imperial Bank of Commerce, as Canadian DIP Collateral Agent.

WHEREAS:

A. Reference is made to the Canadian Security Agreement dated as of June     ,
1999 from Philip Services Corp. and certain of its Subsidiaries in favour of the Canadian DIP Collateral Agent for the benefit of the Credit Providers (the "SECURITY AGREEMENT").

B. Capitalized terms used but not otherwise defined in this Supplement have the respective meanings given to such terms in the Security Agreement including the definitions of terms incorporated in the Security Agreement by reference to other agreements.

C. Section 22 of the Security Agreement provides that additional Persons may from time to time after the date of the Security Agreement become Chargors under the Security Agreement by executing and delivering to the Canadian DIP Collateral Agent a supplemental agreement to the Security Agreement in the form of this Supplement.

D. Each of the undersigned (each a "NEW CHARGOR") is a Subsidiary of Philip and a condition to the Credit Providers continuing to make certain financial accommodation available to Philip under the Secured Credit Documents is that each of the undersigned become a Chargor under the Security Agreement by executing and delivering this Supplement to the Canadian DIP Collateral Agent.


     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged by each of the New Chargors, each of the New Chargors severally (and not jointly or jointly and severally) covenants and agrees with the Canadian DIP Collateral Agent for the benefit of the Credit Providers as follows:

     1. Each of the New Chargors has received a copy of, and has reviewed, the Security Agreement and is executing and delivering this Supplement to the Canadian DIP Collateral Agent pursuant to Section 22 of the Security Agreement.

     2. Effective from and after the date this Supplement is executed and delivered to the Canadian DIP Collateral Agent by any one of the New Chargors (and irrespective of whether this Supplement or the Security Agreement has been executed and delivered by any other Person):

        (a) such New Chargor shall be, and shall be deemed for all purposes to be, a Chargor under the Security Agreement with the same force and effect, and subject to the same agreements, representations, indemnities, liabilities, obligations and Security Interests, as if such New Chargor had been an original signatory to the Security Agreement as a Chargor; and

        (b) all Collateral of such New Chargor shall be, and shall be deemed for all purposes to be, 'Collateral' of such New Chargor for the purposes of the Security Agreement and subject to Security Interests from such New Chargor in accordance with the provisions of the Security Agreement as security for the due payment and performance of the Liabilities of such New Chargor in accordance with the provisions of the Security Agreement.

     In furtherance of the foregoing each New Chargor severally (and not jointly or jointly and severally), as security for the payment and performance of the Liabilities (including the payment of any such Liabilities that would become due but for any automatic stay under the provisions of the Bankruptcy and Insolvency Act (Canada), the United States Bankruptcy Code or any analogous provisions of any other applicable law in Canada, the United States of America or any other jurisdiction) of such New Chargor charges and assigns to the Canadian DIP Collateral Agent, and grants to the Canadian DIP Collateral Agent a continuing security interest in, the Collateral of such New Chargor. Each reference to a Chargor in the Security Agreement shall be deemed to include each New Chargor. The terms and provisions of the Security Agreement are incorporated by reference in this Supplement.

     3. Each of the New Chargors represents and warrants with respect to itself to the Canadian DIP Collateral Agent and the Credit Providers that (a) this Supplement has been duly authorized, executed and delivered by such Chargor and constitutes a legal, valid and binding obligation of such Chargor enforceable against such Chargor in accordance with its terms, and (b) each of the representations and warranties made or deemed to have been made by it under the Security Agreement as a Chargor are true and correct on the date of this Supplement.

     4. Each New Chargor's principal place of business and chief executive office, and the place where it keeps its Books and Records, is at the address specified in Schedule A to this Supplement, and its full legal name, and any other name under which it conducts its business, is specified on the signature page of this Supplement. The location of all other places where such New Chargor presently carries on business or keeps tangible Personal Property and the location of all jurisdictions in which such New Chargor's account debtors are located, and the location of all real property in which such New Chargor has any right, title and interest are set out in Schedule B to this Supplement. All material Intellectual Property Rights in which each New Chargor has any right, title or interest (and the nature of such right, title or interest), and all rights of such New Chargor to the use of any material Intellectual Property Rights, are described in Schedule C to this Supplement.

     5. Upon this Supplement bearing the signature of any Person claiming to have authority to bind any New Chargor coming into the possession of the Canadian DIP Collateral Agent, and irrespective of whether this Supplement or the Security Agreement has been executed by any other New Chargor, this Supplement and the Security Agreement will be deemed to be finally and irrevocably executed and delivered by, and be effective and binding on, and enforceable against, such New Chargor free from any promise or condition affecting or limiting the liabilities of such New Chargor and such New Chargor shall be, and shall be deemed for all purposes to be, a Chargor under the Security Agreement. No statement, representation, agreement or promise by any officer, employee or agent of the Canadian DIP Collateral Agent or any other Credit Provider, unless expressly set forth in this Supplement, forms any part of this Supplement or has induced any New Chargor to enter into this Supplement and the Security Agreement or in any way affects any of the agreements, obligations or liabilities of any of the New Chargors under the Security Agreement.

     6. This Supplement may be executed in counterparts. Each executed counterpart shall be deemed to be an original and all counterparts taken
together shall constitute one and the same Supplement.   Delivery of an
executed signature page to this Supplement by any New Chargor by facsimile transmission shall be as effective as delivery of a manually executed copy of this Supplement by such New Chargor.

     7. This Supplement is a contract made under, and will for all purposes be governed by and interpreted and enforced according to, the laws of the Province of Ontario (and the laws of Canada applicable in such Province) excluding any conflict of laws rule or principle which might refer these matters to the laws of another jurisdiction.

     8. This Supplement and the Security Agreement shall be binding upon each of the New Chargors and the successors of each of the New Chargors. None of the New Chargors shall assign its rights and obligations under this Supplement or the Security Agreement or any interest in this Supplement or the Security Agreement.

     9. The parties to this Supplement expressly request and require that this Agreement and all related documents be drafted in English. Les parties aux presentes conviennent et exigent que cette Convention et tous les documents qui s'y rattachent soient rediges en Anglais.


     IN WITNESS OF WHICH this Supplement has been duly executed and delivered by each of the New Chargors as of the date indicated on the first page of this Supplement.

     [SIGNATURES OF NEW CHARGORS]

                                                                       Exhibit P

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE



In re:                             )
                                   )    Chapter 11
PHILIP SERVICES (DELAWARE) INC.    )
et al.,                            )    Case No. 99-02385 (MFW)
                                   )
                    Debtors.       )
                                   )    Jointly Administered


                   STIPULATION AND ORDER AUTHORIZING DEBTORS
                    TO OBTAIN POST-PETITION SURETY BONDS AND
                       TO ENTER INTO INDEMNITY AGREEMENT
                          AND INTERCREDITOR AGREEMENT


     This Stipulation and Order is made by and among (a) Philip Services Corp. ("PSC"), its wholly-owned subsidiary, Philip Services (Delaware), Inc. ("PSI") and certain of PSC's subsidiaries incorporated in the United States, each as a debtor and debtor in possession (each a "Debtor" and collectively, the "Debtors"), (b) the lenders party to the Credit Agreement dated as of August 11, 1997, as amended from time to time through the Petition Date, as defined below (as amended, the "Pre-Petition Credit Agreement") among the Debtors, Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent (in such capacity, the "Pre-Petition Administrative Agent"), Bankers Trust Company ("BTCo"), as Syndication Agent, and CIBC and BTCo, as Co-Arrangers (CIBC and BTCo collectively, the "Pre-Petition Agents") and the various lenders from time to time parties thereto (collectively, the "Pre-Petition Lenders"), (c) BTCo, as agent (in such capacity, the "DIP Agent") and a syndicate of financial institutions arranged by CIBC and BTCo (including the DIP Agent, the "DIP Lenders"); (d) CIBC, as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens and

Comerica, as a holder as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens and (e) London Guarantee Insurance Company, CNA Surety Corporation, Continental Casualty Company, National Fire Insurance Company of Hartford, American Casualty Company of Reading, Pennsylvania, The Continental Insurance Company, Commercial Insurance Company of Newark, New Jersey and Firemen's Insurance Company of Newark, New Jersey (with their respective co-sureties and reinsurers, collectively the "Surety Participants").

                     Findings of Fact and Conclusions of Law

THE COURT HEREBY FINDS:

     A. This Court has jurisdiction over this matter pursuant to 28 U.S.C. Section Section 157(b) and 1334. Consideration of this matter constitutes a core proceeding as defined in 28 U.S.C. Section 157(b)(2). The statutory predicates for the relief sought herein are Sections 105, 362 and 364 of title 11 of the United States Code, 11 U.S.C. Section Section 101 et seq. (the "Bankruptcy Code") and Rule 4001 of the Federal Bankruptcy Rules (the "Bankruptcy Rules"). Venue of the Chapter 11 Cases (as defined below) and the motion seeking approval of this Order in this District is proper pursuant to 28 U.S.C. Section Section 1408 and 1409.

     B. On June 25, 1999 (the "Petition Date"), PSC and certain of its direct and indirect subsidiaries incorporated in the United States, including PSI (collectively, the "Debtors") filed petitions for relief (the "Chapter 11 Cases") pursuant to Chapter 11 of the Bankruptcy Code with the Clerk of the United States Bankruptcy Court for the District of Delaware. The Chapter 11 Cases have been consolidated for procedural purposes only. On June 25, 1999, PSC and the direct and indirect subsidiaries of PSC incorporated in Canada (the "Canadian Entities") filed insolvency proceedings in the Superior Court of Ontario (the "Canadian Court") under the

Companies' Creditors Arrangement Act (the "CCAA"). The proceedings commenced under the CCAA are hereinafter referred to as the "Canadian Cases", and collectively with the Chapter 11 Cases, the "Cases".

     C. The Debtors have continued in the management and operation of their business and property as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee, examiner or creditors committee has been appointed in the Chapter 11 Cases, nor has any request for the appointment of a trustee or examiner been made.

     D. PSC and its direct and indirect subsidiaries are an integrated metals recovery and industrial services company which provides metals recovery and processing services, by-products recovery and industrial outsourcing services to major industry sectors of over 230 locations in the United States, Canada and Europe. PSC's primary base of operations is in the United States, PSC is organized into two operating divisions, the Metals Services Group and the Industrial Services Group. The Metals Services Group is one of the largest ferrous scrap processors in North America and the United Kingdom and has approximately 2,000 employees. The Industrial Services Group is an integrated provider of by-products recovery and industrial outsourcing with a network of over 200 facilities and approximately 11,000 employees. For the year ended December 31, 1998, PSC had revenue of $2.0 billion.

     E. Prior to the Petition Date, from time to time the Surety Participants issued Bonds, as defined in the Inter-Creditor Agreement dated June 21, 1999 between the Pre-Petition Administrative Agent, PSC and certain of the Debtors and Canadian Entities and London Guarantee Insurance Company (the "Inter-Creditor Agreement", a copy of which is attached as Exhibit A) at the request of and on behalf of the Debtors and the Canadian Entities in respect of their obligations under certain pre-petition contracts, in respect of which Bonds the Surety Participants hold, inter alia, indemnity agreements from the Debtors and the Canadian Entities, and certain other rights under applicable law (the "Surety Rights").

     F. The Surety Participants have agreed to issue new Bonds post-petition only if they receive indemnification and security for such new Bonds and unless all of their common law, statutory and equitable rights as sureties in respect of such Bonds are expressly preserved. With such protections, the Surety Participants are prepared to provide an interim surety bond facility during the restructuring process providing for bonds in the maximum amount of $10,000,000 U.S. per contract and $75,000,000 U.S. in aggregate contract value for new bonds and renewals of existing bonds.

     G. The Debtors, the Canadian Entities, the Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens, and the DIP Lenders have agreed to permit the Surety Participants to have a first priority lien on all Bonded Contracts, Bonded Contract Receivables and Bonded Contract Assets, as those terms are defined in the Inter-Creditor Agreement in respect of all Bonds issued post-petition to secure the Debtors' obligations in respect of such Bonds. The Pre-Petition Lenders, the holders of the Account Intermediary Receivable Liens and the DIP Lenders have also agreed to subordinate their recovery on their claims (but only to the extent of their interests in the Bonded Contracts, Bonded Contract Receivables and Bonded Contract Assets), both pre-petition and post-petition, to the Surety Participants' claims in respect of all Bonds whether issued pre- or post-petition, pursuant to the Inter-Creditor Agreement.

     H. An immediate and critical need exists for the Philips Entities to obtain Bonds post-petition in respect of their contractual obligations. Without such Bonds the Philips Entities literally cannot operate. The availability of Bonds going forward is therefore of paramount importance to the preservation and maintenance of the going concern value of the Philips Entities, and thus to their successful reorganization pursuant to the provisions of Chapter 11 of the Bankruptcy Code and the CCAA. The entry of this Order (i) will minimize the disruption to the business of the Debtors and the Canadian Entities which would otherwise result without the Bonds that the Surety Participants will, in their sole discretion, make available, (ii) will increase the likelihood that the Debtors and the Canadian Entities will be reorganized pursuant to the Bankruptcy Code and the CCAA, (iii) is in the best interest of the Debtors and the Canadian Entities and their estates and (iv) is necessary to avoid immediate and irreparable harm to the Debtors and the Canadian Entities, and their creditors, businesses, goodwill, reputation, employees and franchises.

     I. The provisions of (i) this Order, the Inter-Creditor Agreement and the Indemnity Agreement, a copy of which is attached as Exhibit B, have been negotiated in good faith and at arms' length among the Debtors, the Canadian Entities and the Surety Participants, (ii) this Order and the Inter-Creditor Agreement have been negotiated in good faith and at arms' length among the Pre-Petition Agents, the Pre-Petition Lenders and the Surety Participants, and
(iii) this Order has been negotiated in good faith and at arms length among the DIP Agent, the DIP Lenders, the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, and the Surety Participants, with all parties represented by counsel, and any Bonds issued for or on behalf of the Debtors and the Canadian Entities by the Surety Participants shall be deemed to have been issued in good faith, as that term is used in
Section 364(e) of the Bankruptcy Code, and the liens and priorities granted to the Surety Participants pursuant to this Order and the Indemnity Agreement shall be entitled to the protections of Section 364(e) of the Bankruptcy Code.

     J. Notice of this Stipulation and the Motion for a preliminary hearing (the "Preliminary Hearing") in connection herewith (the "Motion") has been provided to (i) the Office of the United States Trustee; (ii) the Pre-Petition Agents; (iii) the DIP Agent; (iv) the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens; (v) the known holders of material Senior Liens; and (vi) the twenty largest unsecured creditors of the Debtors. Appropriate notice of the Preliminary Hearing and the relief requested in the Motion has been given pursuant to Sections 102(1) and 363 of the Bankruptcy Code and Bankruptcy Rules 2002, 4001(b), 4001(c) and 4001
(d).

     K. Good cause has been shown for the entry of this Order, which will minimize disruption of the Debtors' business and operations, as it will enable the Debtors to obtain post-petition Bonds as needed and thereby to continue to operate their businesses.

     Base on the foregoing,

     IT IS HEREBY STIPULATED, CONSENTED, AGREED AND ORDERED as follows:

     1. The Motion is granted, subject to the terms and conditions set forth herein.

     2. The Debtors and the Canadian Entities are expressly authorized and empowered to execute and deliver the Inter-Creditor Agreement in the form attached as Exhibit A and the Indemnity Agreement in the form attached as Exhibit B. The terms and conditions of the Inter-Creditor Agreement and of the Indemnity Agreement (to the extent consistent with the Inter-Creditor Agreement) are approved, and the Debtors and the Canadian Entities are authorized and directed to comply with and perform all of the terms and conditions contained therein in accordance with and subject to the terms and conditions set forth in the Inter-Creditor Agreement and in the Indemnity Agreement (to the extent consistent with the Inter-Creditor Agreement) and this Order. PSC is further expressly authorized and directed to pay all expenses incurred after the Petition Date by the Surety Participants in connection with the Cases, including, without limitation, all reasonable fees and expenses of professionals engaged by the Surety Participants, in accordance with the terms of the Indemnity Agreement.

     3. The Surety Participants hereby agree that the obligations of a Debtor or Debtors under any indemnity agreement entered into by a Debtor prior to the Petition Date shall be deemed to be amended in the same manner and to the same extent as provided in the Inter-Creditor Agreement.

     4. The Debtors and the Canadian Entities are authorized to make, execute, deliver and perform any and all modifications and amendments to the Indemnity Agreement which are not inconsistent with the Inter-Creditor Agreement, not material and as may be agreed upon in writing by the Debtors, the Canadian Entities and Surety Participants (pursuant to the Indemnity Agreement) without further order of this Court. Material modifications and amendments to the Indemnity Agreement may not be made without the prior written consent of the Pre-Petition Administrative Agent, the DIP Agent, the holders of Account Intermediary Receivable Liens, the Other Account Intermediary Liens and the further order of this Court. The obligations of the Debtors under the Indemnity Agreement (to the extent consistent with the

Inter-Creditor Agreement) are legal, valid and binding and are enforceable against the Debtors in accordance with their terms.

     5. As security for the obligations of the Debtors and the Canadian Entities under the Bonds and the Indemnity Agreement, the Surety Participants shall have and are hereby granted (effective upon the date of this Order and without the necessity of the execution by the Debtors or the Canadian Entities, or the filing, of security agreements, pledge agreements, mortgages, financing statements or otherwise) pursuant to Section 364(d)(1) of the Bankruptcy Code, first priority liens and security interests on all Bonded Contracts, Bonded Contract Receivables and Bonded Contract Assets, as those terms are defined in, and to the extent provided in, the Inter-Creditor Agreement, subject to Pre-petition Senior Liens as defined in the Cash Collateral Order (as defined herein). To the extent not inconsistent with the Inter-Creditor Agreement, the liens and security interests provided to the Surety Participants in this paragraph are hereafter collectively referred to as the "Bonding Liens". Notwithstanding anything herein to the contrary, unless this Order shall become a final order, the proceeds of any Chapter 5 avoidance actions shall not be included in the Bonding Liens.

     6. The Surety Participants may at any time, but shall not be required to, file or record financing statements, mortgages, notices of lien or similar instruments in any jurisdiction or take any other action in order to validate the Bonding Liens granted to them pursuant to this Order. If the Surety Participants shall file or record such financing statements, mortgages, notices of lien or similar instruments or otherwise confirm perfection of Bonding Liens, the Debtors shall cooperate and comply with the requests of the Surety Participants and all such documents shall be deemed to have been filed or recorded on the date of commencement of the Cases, and the automatic stay provisions of Section 362 of the Bankruptcy Code are modified to permit the execution, delivery and filing of such documents.

     7. The Surety Participants shall have remedies permitted under this Order and the Indemnity Agreement (to the extent consistent with the Inter-Creditor Agreement) and upon their exercise of any such rights thereunder or hereunder, the Debtors shall cooperate and comply with any requests of the Surety Participants relating thereto.

     8. In issuing Bonds under the Indemnity Agreement, or in exercising any rights or remedies as and when permitted under the Indemnity Agreement or this Order, the Surety Participants shall not be deemed to be in control of the operations of any Debtor or to be acting as a "responsible person" or "owner or operator" with respect to the operation or management of any Debtor (as such terms, or any similar terms, are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar federal or state statute).

     9. The Debtors are authorized to do and perform all acts, to make, execute and deliver all instruments and documents (including, without limitation, the execution of additional security agreements, mortgages and financing statements) and to pay fees and reimburse expenses which may be required pursuant to the terms of the Indemnity Agreement (to the extent consistent with the Inter-Creditor Agreement), without further application to or order of this Court, including, without limitation: (i) the execution and performance of the Indemnity Agreement, and (ii) the payment by PSC to the Surety Participants, on a non-refundable basis, of the fees set forth in all documentation relating to the Indemnity Agreement (including, without limitation, reasonable attorneys' fees and disbursements).

     10. The Surety Participants shall be entitled to all rights and remedies as and when permitted under, and upon such notice as expressly required in, this Order and the Indemnity Agreement (to the extent consistent with the Inter-Creditor Agreement), and shall have expressly preserved to them all of their rights under the Bonding Liens and the Surety Rights as well as the rights of third parties under the Bond Contracts to which the Surety Participants may be subrogated with respect to Bonds issued after, as well as before, the Petition Date, and in connection with their exercise of any such rights and remedies thereunder or hereunder in accordance with the terms of the Indemnity Agreement, the Debtors shall cooperate and comply with the requests of the Surety Participants with respect to the enforcement thereof.

     11. Upon three Business Days' notice to counsel to the Debtors, counsel to the Pre-Petition Lenders, counsel to the DIP Agent and the DIP Lenders, counsel to the holders of the Account Intermediary Receivable Liens and the Order Account Intermediary Liens, counsel for any official committee that may be appointed in the Cases and the United States Trustee of the occurrence of any Triggering Event as that term is defined in the Inter-Creditor Agreement, the automatic stay provisions of Section 362 of the Bankruptcy Code shall be deemed vacated and modified to the extent necessary so as to permit the Surety Participants to pursue any and all remedies and rights referred to in paragraph 7.1(b) of the Inter-Creditor Agreement, unless the Court orders otherwise.

     12. The provisions of this Order shall be binding upon and inure to the benefit of the Surety Participants, the Debtors and their respective successors and assigns, including but not limited to, any trustee in bankruptcy or other fiduciary hereinafter appointed as a legal representative of any of the Debtors or the Debtors' estates or the Canadian Entities or the

Canadian Entities' estates, to the fullest extent permitted by law. Such binding effect is an integral part of this transaction and the Indemnity Agreement.

     13. If and to the extent that there are any inconsistencies between the provisions of this Order and the provisions of the Stipulation and Order Authorizing and Restricting Use of Cash Collateral and Granting Adequate Protection of Secured Claims (the "Cash Collateral Order") or the Interim Order Authorizing Debtors to Obtain Post-petition Financing Pursuant to 11 U.S.C. Sections 364(c) and 364(d), the provisions of this Order shall govern.

     14. This Order is entered in a "core" proceeding as defined in, inter alia, 28 U.S.C. Section 157(b)(2)(A),(M), and (O), is a final order, and is valid and fully effective upon its entry.

     15. Any actions taken pursuant to this Order shall survive entry of, and shall govern with respect to any conflict with, any order which may be entered confirming any plan of reorganization or which may be entered dismissing the Chapter 11 Cases or converting the Chapter 11 Cases to Chapter 7 liquidations or the Debtors or any of them are petitioned into bankruptcy in Canada to the fullest extent permitted by law, including notice issues. The terms and provisions of this Order as well as the Bonding Liens and the Surety Rights and all rights of the Surety Participants and the obligations created or arising pursuant hereto and pursuant to the Bonds and the Indemnity Agreement (to the extent the Bonds and the Indemnity Agreement are consistent with the Inter-Creditor Agreement), shall continue in the Chapter 11 Cases and in any superseding proceedings under the Bankruptcy Code or the Bankruptcy and Insolvency Act, and the Bonding Liens shall maintain their priority as provided by this Order and the Indemnity Agreement (to the extent consistent with the Inter-Creditor Agreement), until satisfied and discharged in accordance with the terms of the Indemnity Agreement (to the extent consistent with the Inter-Creditor Agreement) or otherwise modified in accordance with the terms thereof. If any or all of the provisions in this Order are hereafter modified, vacated or stayed, such stay, modification or vacation shall not affect the validity of any of the Obligations incurred prior to the effective date of such stay, modification or vacation, or the validity and enforceability of the Bonding Liens. Notwithstanding any such stay, modification or vacation, the Obligations incurred prior to the effective date of such stay, modification or vacation shall be governed in all respects by the original provisions of this Order, and the Surety Participants shall be entitled to all the rights, remedies, privileges and benefits, including the security interests, liens and priorities granted herein and pursuant to the Indemnity Agreement (to the extent consistent with the Inter-Creditor Agreement), with respect to such Obligations. All of the Surety Participants' Surety Rights and security and claims in respect of all Bonds are issued in reliance upon this Order and until the date of any stay, modification or vacation of this Order cannot (i) be subordinated, or (ii) be deprived of the benefit of the status of the liens granted to the Surety Participants in this Order, as a result of any subsequent order in the Cases.

     16. The DIP Lenders, the holders of Account Intermediary Receivable Liens and the Surety Participants agree that their respective rights and obligations will be as set out in the Inter-Creditor Agreement as if the DIP Lenders and the holders of Account Intermediary Receivable Liens were originally parties to that agreement so that all of the references to the Lenders, the Lender Obligation and the Lender Security shall refer to the claims and liens of the DIP Lenders and of the holders of Account Intermediary Receivable Liens.

     17. No waiver, modification or amendment of any of the provisions hereof shall be effective unless set forth in writing, signed by the parties hereto, and approved by the Court.

     18. Unless otherwise defined in this Order, all capitalized terms used herein shall have those meanings ascribed to them in the Inter-Creditor Agreement or the Interim DIP Order, except as the context otherwise requires. In the event of any express conflict between the terms of this Order and the terms of the Indemnity Agreement, the terms of this Order shall control.

     19. The provisions of this Order shall immediately be binding upon and inure to the benefit of the Pre-Petition Lenders, the DIP Lenders, the holders of the Account Intermediary Receivable Liens and the Other Account Intermediary Liens, the Surety Participants, the Debtors, and their respective successors and assigns, including any trustee or other fiduciary hereafter appointed as a legal representative of the Debtors or the Debtors' estates or the Canadian Entities or the Canadian Entities' estates.

     20. The Debtors shall within three (3) days subsequent to the date hereof mail notice of the approval of this Order, together with a copy of this Order, to the parties having been given notice of the Preliminary Hearing and to any other party which has filed a request for notices with the Court and to counsel for any committee, appointed pursuant to Section 1102 of the Bankruptcy Code. The notice of approval of this Order shall state that any party in interest objecting to this Order as a final Order shall file written objections with the Clerk of the United States Bankruptcy Court for the District of Delaware no later than July 22, 1999 (the "Objection Deadline"), which objections shall be served so that the same are received on or before such date by (a) Robinson Silverman Pearce Aronsohn & Berman, LLP, 1290 Avenue of the Americas, New York, New York 10104, Attention: Susan Power Johnston, Esq., Borden & Elliot, Scotia Plaza, 40 King Street West, Toronto Canada M5H 3Y4,
Attention: Robert MacLellan, Esq, and Agostini Levitsky Isaacs & Kulesza, 824 North Market Street, Suite 810, Wilmington, Delaware 19899-2323, Attention: Neal Levitsky, Esq., attorneys for the Surety Participants; (b) Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago Illinois 60606,
Attention: David S. Kurtz, Esq., Stikeman, Elliott, Commerce Court West, Suite 5300 Toronto, Ontario M5L 1B9, Attention: Sean F. Dunphy, Esq. and Skadden, Arps, Slate, Meagher & Flom LLP, One Rodney Square P.O. Box 636, Wilmington, Delaware 19899, Attention: Gregg M. Galardi, Esq., attorneys for the Debtors;
(c) White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036,
Attention: Howard S. Beltzer, Esq., Blake, Cassels & Graydon, Box 25, Commerce Court West, Toronto, Ontario W5L 1A9, Attention: Susan M. Grundy, Esq., and Young, Conaway, Stargatt & Taylor, 1100 North Market Street, 11th Floor, Wilmington, Delaware 19801, Attention: S. David Peress, Esq., attorneys for the Pre-Petition Agents and the Pre-Petition Lenders; (d) Miller Canfield Paddock and Stone, PLC, 150 West Jefferson, Suite 2500, Detroit Michigan 48226, Attn. Jonathan S. Greene, Esq., attorneys for Comerica Bank in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, (e) Sidley & Austin, 875 Third Avenue, New York, New York 10022, Attn. J. Ronald Trost, Esq. And Osler, Hoskin & Harcourt, P.O. Box 50, 1 First Canadian Place, Toronto, Ontario M5X 1B8, Attn.: Edward A. Sellers, Esq., attorneys for CIBC in its capacity as a holder of Account Intermediary Receivable Liens and Other Account Intermediary Liens, and (f) the Office of the United States Trustee.

     21. If no written objection is timely served and filed by the Objection Deadline, this Order shall be deemed the Final Order and this Order shall continue on a final basis and remain in full force and effect and shall constitute final authority for the balance of the Indemnity Agreement Financing, and any objection by any party in interest to the terms of this Order and the relief requested in the Motion shall be deemed forever waived. If a timely objection is served and filed, a final hearing to consider the Meeting will be held on _________________ 1999 at ________________.

Dated: Wilmington, Delaware
       June __, 1999




                                              Judge M. Walrath
                                              ------------------------------
                                              UNITED STATES BANKRUPTCY JUDGE

The terms of this Stipulation and Order are hereby agreed and consented to by the following:

PHILIPS SERVICES CORP.
  On its own behalf and on behalf
  of each of the other Debtors and
  the Canadian Entities





By:
    ----------------------------
    Name:
    Title:


CANADIAN IMPERIAL BANK OF COMMERCE,
  as Administrative Agent





By: Brian T. McDonough
    ----------------------------
    Name:  Brian T. McDonough
    Title: Vice-President


CANADIAN IMPERIAL BANK OF COMMERCE,
  As  a holder of Account Intermediary Receivable
  Liens and Other Account Intermediary Liens





By: Brian T. McDonough
    ----------------------------
    Name:  Brian T. McDonough
    Title: Vice-President

BANKERS TRUST COMPANY,
 as Syndication Agent


By: ____________________
    Name:
    Title:


BANKERS TRUST COMPANY,
    as DIP Agent


By: ____________________
    Name:
    Title:

COMERICA BANK

    as a holder of Account Intermediary
    Receivable Liens and
    Other Account Intermediary Liens

By: ____________________
    Name:
    Title:

LONDON GUARANTEE INSURANCE COMPANY,
     for and on behalf of itself
     and the Surety Participants


By:  ___________________________
     Name:
     Title:


By:  ___________________________
     Name:
     Title:

                                   SCHEDULE I
                                   ----------

                               LENDER COMMITMENTS

Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

                                   SCHEDULE II
                                   -----------

                 DIRECT AND INDIRECT SUBSIDIARIES OTHER THAN THE

                              SUBSIDIARY GUARANTORS


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.


1125443 Ontario Inc.
2884216 Canada Inc.
Allied Metals Limited
Allwaste Servicios Industriales de Control Ecologico S.A. de C.V.
Allwaste Tank Services S.A. de C.V.
Arc Dust Processing (Barbados) Limited
B.M. Metals (Recycling) Ltd.
Bath Reclamation (Avonmouth) Co. Limited
Blackbushe Limited
Blackbushe Metals (Western) Limited
C. Phillip and Sons (Bristol) Limited
Caligo de Mexico, S.A. de C.V.
Caligo Partnership
Caligo Reinigungages m.b.H.
Cecatur Holdings
Chemisolv Limited
D & L, Inc.
Delta Maintenance, Inc.
Dotspec Ltd.

E. Pearse (Holdings) Limited
E. Pearse & Co. Limited
Elliott Metal Company Limited
F.C. Schaffer & Associates, Inc.
International Catalyst, Inc.
Mayer Pearse Limited
Nutrisolv Ireland Ltd.
Petrochem Field Services de Venezuela, S.A.
Phencorp International B.V.
Phencorp International Finance Inc.
Phencorp Reinsurance Company Inc.
Philip Cardiff Facility Company Limited
Philip Gore Landfill Inc.
Philip Industries (Europe) Limited
Philip Industrial Services (Europe) Limited
Philip International Development Inc.
Philip Metals (Europe) Limited
Philip MPS Industrial Services, L.L.C.
Philip Services (Delaware), L.L.C.
Philip Services (Europe) Limited
Philip Services (Netherlands) B.V.
Philip Servicos Industriais Do Brasil Ltda
PSC (Europe) Limited
P.S.C. Philip Services Iberica, S.L.
Refinery Maintenance International Limited
Serv-Tech de Mexico, S. de R.L.
Serv-Tech Europe GMBH
Serv-Tech Mexicana, s. de R.L.
Serv-Tech Sudamericana, S.A.
Sessa, S.A. de C.V.
Societe D'Elimination Selenco, Inc.
Southern Hauliers Limited
T.C. Fraser Metals Limited
Tiger Wrecking Inc.
Widsite Limited

                                  SCHEDULE III
                                  ------------

               INSURANCE MAINTAINED BY BORROWERS AND SUBSIDIARIES


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

                                   SCHEDULE IV
                                   -----------

                            EXISTING PERMITTED LIENS


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

The following is a list of all Liens of the Borrowers and the Subsidiaries existing as of the Effective Date other than certain Liens permitted by Sections 8.01(ii) through (xiv) of the Credit Agreement.

Liens on Canadian intellectual property with an aggregate value not exceeding $10,000,000.

                                   SCHEDULE V
                                   ----------

                              EXISTING INDEBTEDNESS


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

The following is a list of all Indebtedness of the Borrowers and the Subsidiaries existing as of the Effective Date other than certain Indebtedness permitted by Sections 8.04(i) and 8.04 (iii) through (xiii) of the Credit Agreement.

                                   SCHEDULE VI
                                   -----------

                          BORROWING BASE DATES SCHEDULE


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

            Cutoff Date                    Due Date to Agent
            -----------                    -----------------
              Jun-30                             Jul-22
              Jul-16                             Jul-30
              Jul-31                             Aug-20
              Aug-20                             Sep-03
              Aug-31                             Sep-22
              Sep-17                             Oct-01
              Sep-30                             Oct-22
              Oct-15                             Oct-29
              Oct-30                             Nov-19
              Nov-19                             Dec-03
              Nov-30                             Dec-21

                                  SCHEDULE VII
                                  ------------

                 CHIEF EXECUTIVE OFFICES, RECORDS LOCATIONS, AND

                        EQUIPMENT AND INVENTORY LOCATIONS


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

[FN]
                                        * = State in which motor vehicles may
                                            be located, although corporation
                                            has no actual physical presence
                                            in state



                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
1195613 Ontario Inc.          Hamilton:
                              100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6
1233793 Ontario Inc.          Hamilton:
                              100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6
21st Century                  Rhode Island:                 Hamilton:                   Rhode Island
Environmental                 25 Graystone Street           100 King St. W.                Ontario
Management, Inc.              Warwick, RI  02886            P.O. Box 2440
                                                            LCD 1

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                                                            Hamilton, Ontario
                                                            L8N 4J6

21st Century                  Rhode Island:                 Hamilton:                    Rhode Island
Environmental                 25 Graystone Street           651 Burlington St. E.
Management, Inc. of           Warwick, RI  02886            Hamilton, Ontario
Rhode Island                                                L8L 7W2

21st Century                  Nevada:                       Rhode Island:                Nevada
Environmental                 2095 Newlands Drive           25 Graystone Street
Management, Inc. of           Fernley, NV  89408            Warwick, RI  02886
Nevada

21st Century                  Rhode Island:                 Hamilton:                    Puerto Rico
Environmental                 25 Graystone Street           651 Burlington St. E.
Management, Inc. of           Warwick, RI  02886            Hamilton, Ontario
Puerto Rico                                                 L8L 7W2

2766906 Canada Inc.           Hamilton:
                              100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

2842-7979 Quebec Inc.

721646 Alberta Ltd.           Hamilton:                     Edmonton:
                              100 King St. W.               Bishop & McKenzie
                              P.O. Box 2440                 Edmonton, Alberta
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

800151 Ontario Inc.           Hamilton:
                              100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

842578 Ontario Limited        Hamilton:                                                  Ontario
                              100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

912613 Ontario Ltd.           Hamilton:
                              100 King St. W.
                              P.O. Box 2440

                                                                                         Equipment
                                                                                       and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Ace/Allwaste                  Texas:                                                      Illinois *
Environmental Services        5151 San Felipe                                             Indiana
of Indiana, Inc.              Houston, TX  77056                                          Kentucky *
                                                                                          Louisiana *
                                                                                          New York *
                                                                                          Ohio *
                                                                                          Oklahoma *
                                                                                          Wisconsin *

Advanced Energy               Texas:                        Texas:
Corporation                   5151 San Felipe               4313 FM 2351
                              Houston, TX  77056            Friendswood, TX 77546

Advanced Environmental        Texas:                        Denver:
Systems, Inc.                 5151 San Felipe               Republic Plaza
                              Houston, TX  77056            370 Seventeenth
                                                            Suite 2300
                                                            Denver, CO 80202

All Safety and Supply,        Texas:                                                      Texas
Inc.                          5151 San Felipe
                              Houston, TX  77056

Allies Staffing, Inc.         Texas:                                                      Alabama *
                              5151 San Felipe                                             Arizona *
                              Houston, TX  77056                                          California
                                                                                          Colorado *
                                                                                          Georgia *
                                                                                          Hawaii *
                                                                                          Illinois
                                                                                          Louisiana
                                                                                          Maine *
                                                                                          Michigan *
                                                                                          Missouri *
                                                                                          Montana *
                                                                                          North Carolina *
                                                                                          Ohio *
                                                                                          Oklahoma *
                                                                                          Pennsylvania *
                                                                                          Tennessee *
                                                                                          Texas
                                                                                          Utah *
                                                                                          Washington *

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
Allies Staffing Ltd.          Hamilton:
                              100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Allquest Capital, Inc.        Texas:
                              5151 San Felipe
                              Houston, TX  77056

AllScaff, Inc.                Texas:
                              5151 San Felipe
                              Houston, TX  77056

Allwaste Railcar              Texas:
Cleaning, Inc.                5151 San Felipe
                              Houston, TX  77056

Allwaste Environmental        Texas:
Services/North Central,       5151 San Felipe
Inc.                          Houston, TX  77056

Allwaste Asbestos             Texas:
Abatement Holdings, Inc.      5151 San Felipe
                              Houston, TX  77056

Allwaste Texquisition,        Texas:
Inc.                          5151 San Felipe
                              Houston, TX  77056

Allwaste of Canada Ltd.       Atlanta:                      Richmond Hill:              Ontario
                              Two Concourse Pkwy.           344 Newkirk Rd.
                              Suite 750                     Richmond Hill, Ontario
                              Atlanta, GA 30328             L4C 3G7

Allwaste Tank Cleaning,       Texas:                                                    California
Inc.                          5151 San Felipe                                           Florida
                              Houston, TX  77056                                        Georgia
                                                                                        Illinois
                                                                                        Kentucky
                                                                                        Louisiana
                                                                                        Maryland
                                                                                        Michigan
                                                                                        Montana
                                                                                        North Carolina
                                                                                        New Jersey
                                                                                        New York
                                                                                        Ohio
                                                                                        Pennsylvania

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                                                                                        South Carolina Texas

Allwaste Recovery             Texas:                                                    Colorado
Systems, Inc.                 5151 San Felipe                                           Louisiana
                              Houston, TX  77056                                        Texas

Allwaste Services of El       Texas:                        Hamilton:
Paso, Inc.                    5151 San Felipe               100 King St. W.
                              Houston, TX  77056            P.O. Box 2440
                                                            LCD 1
                                                            Hamilton, Ontario
                                                            L8N 4J6

Allwaste Asbestos             Texas:
Abatement, Inc.               5151 San Felipe
                              Houston, TX  77056

Allwaste Asbestos             Texas:
Abatement of New              5151 San Felipe
England, Inc.                 Houston, TX  77056

Allworth, Inc.                Michigan:                     Alabama:                    Alabama
                              515 Lycaste Rd.               500 Medco Rd.
                              Detroit, MI  48214            Birmingham, AL 35217

ALRC, Inc.                    Texas:
                              5151 San Felipe
                              Houston, TX  77056

APLC, Inc.                    Texas:
                              5151 San Felipe
                              Houston, TX  77056

BEC/Philip, Inc.              Texas:                                                    Alabama
                              5151 San Felipe                                           Arkansas *
                              Houston, TX  77056                                        Georgia *
                                                                                        Kentucky *
                                                                                        Louisiana
                                                                                        Mississippi *
                                                                                        North Carolina *
                                                                                        Pennsylvania *
                                                                                        South Carolina *
                                                                                        Tennessee *
                                                                                        Texas *
                                                                                        Virginia *
                                                                                        Wisconsin *
Burlington                    Washington:
Environmental Inc.            100 Oakesdale Ave.
[Washington]                  S.W.

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                              Renton, WA  98055
Burlington                    Washington:                   Texas:
Environmental Inc.            100 Oakesdale Ave.            5151 San Felipe
[Delaware]                    S.W.                          Houston, TX  77056
                              Renton, WA  98055

                                                            Michigan:
                                                            515 Lycaste Rd.
                                                            Detroit, MI 48214

Butco Inc.                    Hamilton:                                                   New York
                              519 Parkdale N.
                              Hamilton, Ontario
                              l8H 5Y6

Caligo Reclamation Ltd.       Richmond Hill:                                              Ontario
                              344 Newkirk Rd.
                              Richmond Hill, Ontario
                              L4C 3G7

Caligo Partnership            Hamilton:
                              100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Cappco Tubular Products       Georgia:                                                    Georgia
USA, Inc.                     109 Dent Drive
                              Bldg. #1
                              Cartersville, GA
                              30121-5192

Chem-Fab, Inc.                Texas:                        Texas:
                              5151 San Felipe               217 Commerce Rd.
                              Houston, TX  77056            P.O. Box 2257
                                                            Freeport, TX 77541

Chem-Freight  Inc.            Pennsylvania:                                               Ohio
                              2337 North Penn Road
                              Hatfield, PA
                              19440-1908

Chemical Pollution            Florida:                      Rhode Island:                 Florida
Control, Inc. of              3248 SW 15th St.              25 Graystone Street
Florida - A 21st              Deerfield Beach, FL           Warwick, RI  02886
Century Environmental         33442
Management Company

Chemical Reclamation          Michigan:               Texas:                              Texas

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
Services, Inc.                515 Lycaste Rd.               405 Powell St.
                              Detroit, MI  48214            Avalon, TX 76623

Chemical Pollution            New York:                     Rhode Island:                 New York
Control, Inc. of New          120 South 4th St.             25 Graystone Street
York - A 21st Century         Bayshore, NY  11706           Warwick, RI  02886
Environmental
Management Company

Cousins Waste Control         Ohio:                                                       Ohio
Corporation                   1701 East Matzinger                                         Illinois
                              Rd.                                                         Michigan
                              Toledo, OH  43612                                           Pennsylvania

CyanoKEM Inc.                 Michigan:                                                   Michigan
                              12381 Schaefer Hgwy.
                              Detroit, MI  48227

D & L, Inc.                   Pennsylvania:                                               N/A
                              547 Clydesdale Dr.
                              Philadelphia, PA
                              18938

Deep Clean, Inc.              Texas:                        Hamilton:
                              5151 San Felipe               100 King St. W.
                              Houston, TX  77056            P.O. Box 2440
                                                            LCD 1
                                                            Hamilton, Ontario
                                                            L8N 4J6

Delsan Demolition             Hamilton:
Limited                       100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Delta Maintenance, Inc.       Texas:                                                       N/A
                              5151 San Felipe
                              Houston, TX  77056


DM Acquisition                Texas:
Corporation                   5151 San Felipe
                              Houston, TX  77056

F.C. Schaffer &               Hamilton:                     Texas:                         N/A
Associates, Inc.              100 King St. W.               5151 San Felipe
                              P.O. Box 2440 LCD1            Houston, TX 77056
                              Hamilton, Ontario
                              L8N 4J6

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
Gasoline Tank Service         Washington:
Company, Inc.                 100 Oakesdale Ave.
                              S.W.
                              Renton, WA  98055

Georgia Recovery Systems      Texas:
                              5151 San Felipe
                              Houston, TX  77056

GRS/Lake Charles, Ltd.        Texas:
                              5151 San Felipe
                              Houston, TX  77056

Hartney Corporation           Texas:
                              5151 San Felipe
                              Houston, TX  77056

Hydro-Engineering &           Texas:                        Denver:                       Colorado
Service, Inc.                 5151 San Felipe               Republic Plaza
                              Houston, TX  77056            370 Seventeenth
                                                            Suite 2300
                                                            Denver, CO 80202

Industrial Construction       Texas:
Services Co., Inc.            5151 San Felipe
                              Houston, TX  77056

Industrial Services           Texas:                        Denver:
Technologies, Inc.            5151 San Felipe               Republic Plaza
                              Houston, TX  77056            370 Seventeenth
                                                            Suite 2300
                                                            Denver, CO 80202

Intermetco U.S., Inc.         Hamilton:                                                   Colorado
                              519 Parkdale N.                                             Washington
                              Hamilton, Ontario
                              L8H 5Y6

Intermetco U.S.A. Ltd.        Hamilton:                                                   New York
                              519 Parkdale N.
                              Hamilton, Ontario
                              l8H 5Y6

International Catalyst,       Texas:                        Texas:                        N/A
Inc.                          5151 San Felipe               4313 FM 2351
                              Houston, TX  77056            Friendswood, TX 77546

IST Holding Corp.             Texas:                        Denver:

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                              5151 San Felipe               Republic Plaza
                              Houston, TX  77056            370 Seventeenth
                                                            Suite 2300
                                                            Denver, CO 80202

James & Luther                Texas:
Services, Inc.                5151 San Felipe
                              Houston, TX  77056

Jesco Industrial              Texas:                                                      Alabama *
Service, Inc.                 5151 San Felipe                                             Florida *
                              Houston, TX  77056                                          Illinois *
                                                                                          Kentucky
                                                                                          Louisiana *
                                                                                          Michigan *
                                                                                          Mississippi *
                                                                                          Ohio *
                                                                                          Pennsylvania *
                                                                                          South Carolina *
                                                                                          Tennessee *
                                                                                          Texas *

Luntz Acquisition             Hamilton:
(Delaware) Corporation        100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Luntz Corporation             Ohio: 237 East                                              Canton, OH
                              Tuscarawas                                                  Cleveland, OH
                              Canton, OH  44701

Mac-Tech, Inc.                Texas:
                              5151 San Felipe
                              Houston, TX  77056

Northland                     Rhode Island:                 Hamilton:                     Rhode Island
Environmental, Inc.           275 Allens Ave.               651 Burlington St. E.
                              Providence, RI                Hamilton, Ontario
                              02905-5003                    L8L 7W2

Nortru, Ltd.                  Hamilton:
                              100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Nortru, Inc.                  Michigan:                                                   Michigan

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                              515 Lycaste Rd.                                             Ohio
                              Detroit, MI  48214                                          Indiana
                                                                                          Kentucky

Oneida Asbestos               Texas:
Removal, Inc.                 5151 San Felipe
                              Houston, TX  77056

Oneida Asbestos               Texas:
Abatement, Inc.               5151 San Felipe
                              Houston, TX  77056

Philip Services/North         Texas:                                                      Colorado *
Atlantic, Inc.                5151 San Felipe                                             Connecticut
                              Houston, TX  77056                                          Delaware *
                                                                                          Illinois *
                                                                                          Massachusetts
                                                                                          Maryland *
                                                                                          Maine
                                                                                          Michigan *
                                                                                          New Hampshire *
                                                                                          New York
                                                                                          Rhode Island *
                                                                                          Vermont *

Philip Mechanical             Texas:                                                      Louisiana
Services of Louisiana,        5151 San Felipe
Inc.                          Houston, TX  77056

Philip Metals (New            New York:                                                   New York
York), Inc.                   6223 Thompson Rd.
                              East Syracuse, NY
                              13057

Philip Metals Recovery        Hamilton:
(Delaware), Inc.              100 King St. W.
                              P.O. Box 2440 LCD1
                              Hamilton, Ontario
                              L8N 4J6

Philip Metals (USA),          Hamilton:
Inc.                          100 King St. W.
                              P.O. Box 2440 LCD1
                              Hamilton, Ontario
                              L8N 4J6

Philip Metals Inc.            Ohio:                                                       Alabama
                              20521 Chagrin Blvd.                                         Georgia
                              Cleveland, OH  44122                                        Michigan
                                                                                          Missouri

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                                                                                          Ohio
                                                                                          Tennessee

Philip Metals Recovery        Hamilton:                                                   Arizona
(USA), Inc.                   100 King St. W.                                             Kansas
                              P.O. Box 2440 LCD 1                                         New York
                              Hamilton, Ontario                                           Ohio
                              L8N 4J6                                                     Pennsylvania
                                                                                          West Virginia
                                                                                          Virginia

Philip Industrial             Hamilton:
Services (USA), Inc.          100 King St. W.
                              P.O. Box 2440 LCD1
                              Hamilton, Ontario
                              L8N 4J6

                              Records Located In
                              Texas:
                              5151 San Felipe
                              Houston, TX 77056

Philip MPS Industrial         Hamilton:                                                   N/A
Services, L.L.C.              100 King St. W.
                              P.O. Box 2440 LCD1
                              Hamilton, Ontario
                              L8N 4J6

Philip Oil Recycling,         Texas:                                                      California *
Inc.                          5151 San Felipe                                             Indiana *
                              Houston, TX  77056                                          Louisiana *
                                                                                          Minnesota
                                                                                          North Dakota *
                                                                                          New Jersey *
                                                                                          Ohio *
                                                                                          Texas *
                                                                                          Wyoming *

Philip Petro Recovery         Texas:
Systems, Inc.                 5151 San Felipe
                              Houston, TX  77056

Philip Plant Services,        Texas:                                                      Arkansas *
Inc.                          5151 San Felipe                                             California *
                              Houston, TX  77056                                          Colorado *
                                                                                          Idaho *
                                                                                          Michigan *
                                                                                          Minnesota *
                                                                                          Montana
                                                                                          Nevada *

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                                                                                          Texas *
                                                                                          Utah
                                                                                          Washington *
                                                                                          Wyoming *

Philip Reclamation            Texas:                                                      Texas
Services, Houston, Inc.       4050 Homestead Road
                              Houston, TX  77028

Philip Refractory and         Sugarland, TX                 Texas:                        California
Corrosion Corporation                                       5151 San Felipe               Louisiana
                                                            Houston, TX 77056             New Jersey
                                                                                          Texas

Philip Refractory             Texas:
Services, Inc.                5151 San Felipe
                              Houston, TX  77056

Philip Scaffold               Texas:                                                      Colorado
Corporation                   5151 San Felipe                                             North Dakota *
                              Houston, TX  77056                                          Texas *
                                                                                          Utah *
                                                                                          Wyoming *

Philip/SECO Industries,       Texas:                                                      California
Inc.                          5151 San Felipe                                             Louisiana
                              Houston, TX  77056                                          Texas

Philip                        Texas:                                                      Alabama *
Services/Atlanta, Inc.        5151 San Felipe                                             California *
                              Houston, TX  77056                                          Florida
                                                                                          Georgia
                                                                                          Iowa *
                                                                                          Indiana *
                                                                                          Louisiana *
                                                                                          Michigan *
                                                                                          Missouri *
                                                                                          North Carolina *
                                                                                          Ohio *
                                                                                          Pennsylvania *
                                                                                          South Carolina *
                                                                                          Tennessee *
                                                                                          Texas *

Philip Services               Hamilton:                                                   N/A
(Delaware), L.L.C.            100 King St. W.
                              P.O. Box 2440 LCD1
                              Hamilton, Ontario
                              L8N 4J6

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
Philip Services               Hamilton:
(Delaware), Inc.              100 King St. W.
                              P.O. Box 2440 LCD1
                              Hamilton, Ontario
                              L8N 4J6

Philip Services Hawaii,       Texas:                                                      California *
Ltd.                          5151 San Felipe                                             Colorado *
                              Houston, TX  77056                                          Hawaii
                                                                                          Missouri *
                                                                                          New Jersey *
                                                                                          New York *
                                                                                          Ohio *
                                                                                          Texas *
                                                                                          Virginia *
                                                                                          Washington *

Philip                        Texas:                                                      Alabama *
Services/Louisiana, Inc.      5151 San Felipe                                             Arkansas *
                              Houston, TX  77056                                          Arizona *
                                                                                          California *
                                                                                          Colorado *
                                                                                          Georgia *
                                                                                          Illinois *
                                                                                          Kansas *
                                                                                          Louisiana
                                                                                          Massachusetts *
                                                                                          Maryland *
                                                                                          Michigan *
                                                                                          Missouri *
                                                                                          Mississippi *
                                                                                          New Hampshire *
                                                                                          New Jersey *
                                                                                          New York *
                                                                                          Ohio *
                                                                                          Pennsylvania *
                                                                                          South Carolina *
                                                                                          Tennessee *
                                                                                          Texas
                                                                                          Utah *
                                                                                          Virginia *
                                                                                          Wisconsin *

Philip                        Texas:                                                      Colorado *
Services/Missouri, Inc.       5151 San Felipe                                             Kansas *
                              Houston, TX  77056                                          Maryland *
                                                                                          Mississippi
                                                                                          Missouri
                                                                                          Oklahoma *

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                                                                                          Tennessee *
                                                                                          Texas *

Philip Services/Mobile,       Texas:                                                      Alabama
Inc.                          5151 San Felipe                                             Florida *
                              Houston, TX  77056                                          Georgia *
                                                                                          Louisiana *
                                                                                          Mississippi *
                                                                                          Tennessee *
                                                                                          Texas

Philip/J.D. Meagher,          Hamilton:                                                   Massachusetts
Inc.                          100 King St. W.                                             Maryland *
                              P.O. Box 2440 LCD1                                          Maine *
                              Hamilton, Ontario                                           Tennessee *
                              L8N 4J6

Philip Services/North         Texas:                                                      Alabama *
Central, Inc.                 5151 San Felipe                                             Colorado *
                              Houston, TX  77056                                          Delaware *
                                                                                          Georgia *
                                                                                          Iowa
                                                                                          Illinois *
                                                                                          Indiana
                                                                                          Massachusetts *
                                                                                          Michigan *
                                                                                          Minnesota *
                                                                                          Missouri *
                                                                                          Nebraska *
                                                                                          New Jersey *
                                                                                          Ohio *
                                                                                          Pennsylvania *
                                                                                          Texas *
                                                                                          Wisconsin *

Philip Services/Ohio,         Texas:                                                      Illinois *
Inc.                          5151 San Felipe                                             Indiana *
                              Houston, TX  77056                                          Kentucky *
                                                                                          Michigan *
                                                                                          Ohio

Philip                        Texas:                                                      Arkansas *
Services/Oklahoma, Inc.       5151 San Felipe                                             Colorado *
                              Houston, TX  77056                                          Kansas *
                                                                                          Michigan *
                                                                                          Missouri *
                                                                                          Oklahoma
                                                                                          Texas *
                                                                                          Washington *

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
Philip Services               Hamilton:                     Pennsylvania:
(Pennsylvania), Inc.          100 King St. W.               One Mellon Bank Center
                              P.O. Box 2440 LCD 1           500 Grant St.
                              Hamilton, Ontario             53rd Floor
                              L8N 4J6                       Pittsburgh, PA 15219

Philip Services/South         Texas:                                                      Alaska *
Central, Inc.                 5151 San Felipe                                             Arkansas *
                              Houston, TX  77056                                          Colorado
                                                                                          Connecticut *
                                                                                          Illinois *
                                                                                          Iowa *
                                                                                          Kansas *
                                                                                          Michigan *
                                                                                          Missouri *
                                                                                          Nebraska *
                                                                                          New Jersey *
                                                                                          New Mexico *
                                                                                          Nevada *
                                                                                          Oklahoma *
                                                                                          South Carolina *
                                                                                          Texas
                                                                                          Utah
                                                                                          Wyoming *

Philip                        Texas:                                                      Arizona
Services/Southwest, Inc.      5151 San Felipe                                             Arkansas *
                              Houston, TX  77056                                          California *
                                                                                          Colorado *
                                                                                          Illinois *
                                                                                          Kansas *
                                                                                          North Carolina *
                                                                                          New Mexico *
                                                                                          Nevada *
                                                                                          Ohio *
                                                                                          Texas *
                                                                                          Utah *

Philip ST, Inc.               Texas:                                                      California
                              5151 San Felipe                                             Georgia
                              Houston, TX  77056                                          Louisiana
                                                                                          Missouri
                                                                                          New Jersey
                                                                                          Texas
                                                                                          Washington

Philip ST Piping, Inc.        Texas:                                                      California
                              5151 San Felipe                                             Texas


                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                              Houston, TX  77056

Philip Technical              Texas:                                                      Georgia
Services, Inc.                5151 San Felipe                                             Texas
                              Houston, TX  77056

Philip Transportation         Texas:                                                      Arizona
and Remediation, Inc.         5151 San Felipe                                             California
                              Houston, TX  77056                                          Washington

Philip West Industrial        Texas:                                                      Alabama *
Services, Inc.                5151 San Felipe                                             Arkansas *
                              Houston, TX  77056                                          California
                                                                                          Hawaii *
                                                                                          Idaho *
                                                                                          Louisiana *
                                                                                          Michigan *
                                                                                          Missouri *
                                                                                          Montana *
                                                                                          New Jersey *
                                                                                          Nevada *
                                                                                          New York *
                                                                                          Oregon
                                                                                          Pennsylvania *
                                                                                          Tennessee *
                                                                                          Texas *
                                                                                          Utah *
                                                                                          Washington

Philip/Whiting, Inc.          Texas:                                                      Illinois *
                              5151 San Felipe                                             Indiana
                              Houston, TX  77056                                          Ohio *
                                                                                          Texas *
                                                                                          West Virginia *

Philip Industrial             Texas:                                                      Arizona
Services of Texas, Inc.       5151 San Felipe                                             Arkansas *
                              Houston, TX 77056                                           California *
                                                                                          Georgia *
                                                                                          Illinois *
                                                                                          Kansas *
                                                                                          Louisiana *
                                                                                          Michigan *
                                                                                          Missouri *
                                                                                          Mississippi *
                                                                                          New Jersey *
                                                                                          Oklahoma *
                                                                                          Pennsylvania *
                                                                                          Tennessee *

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                                                                                          Texas

Philip Industrial             Texas:                        Hamilton:
Services Group, Inc.          5151 San Felipe               100 King St. W.
                              Houston, TX  77056            P.O. Box 2440 LCD1
                                                            Hamilton, Ontario
                                                            L8N 4J6

Philip Industrial             Hamilton:
Services (Delaware),          100 King St. W.
Inc.                          P.O. Box 2440 LCD1
                              Hamilton, Ontario
                              L8N 4J6

Philip Environmental          Washington:                   Texas:
Washington Inc.               100 Oakesdale Ave.            5151 San Felipe
                              S.W.                          Houston, TX  77056
                              Renton, WA  98055

                                                            Michigan:
                                                            515 Lycaste Rd.
                                                            Detroit, MI 48214

Philip Environmental          Texas:                                                      California
Services, Inc.                5151 San Felipe                                             Delaware
                              Houston, TX  77056                                          Texas

Philip Environmental          Texas:                        Pennsylvania:                 All states except:
Services Corporation          5151 San Felipe               550 Pinetown Rd.              Washington, D.C.,
                              Houston, TX  77056            Fort Washington, PA           Idaho, Maine,
                                                            19034                         Maryland, Minnesota,
                                                                                          North Dakota,
                                                                                          Nevada, Utah and
                                                                                          Vermont

Philip Environmental of       Hamilton:
Idaho Corporation             100 King St. W.
                              P.O. Box 2440 LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Philip Enterprise             Texas:                                                      North Carolina
Service Corporation           5151 San Felipe
                              Houston, TX  77056

Philip Corrosion              Texas:                                                      Texas
Services, Inc.                5151 San Felipe
                              Houston, TX  77056

Philip Chemisolv              Texas:                                                      N/A
Holdings, Inc.                5151 San Felipe

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                              Houston, TX  77056

Philip Chemi-Solv, Inc.       Texas:
                              5151 San Felipe
                              Houston, TX  77056

Philip Automotive, Ltd.       Texas:                                                      California *
                              5151 San Felipe                                             Delaware *
                              Houston, TX  77056                                          Iowa *
                                                                                          Illinois *
                                                                                          Kansas *
                                                                                          Kentucky *
                                                                                          Michigan *
                                                                                          Missouri *
                                                                                          New York *
                                                                                          Virginia *

Philip Mid-Atlantic,          Texas:                                                      Connecticut *
Inc.                          5151 San Felipe                                             District of Columbia *
                              Houston, TX  77056                                          Delaware
                                                                                          Florida *
                                                                                          Georgia *
                                                                                          Illinois *
                                                                                          Indiana *
                                                                                          Massachusetts *
                                                                                          Maryland
                                                                                          Maine *
                                                                                          Michigan *
                                                                                          Minnesota *
                                                                                          Mississippi
                                                                                          North Carolina *
                                                                                          New Jersey *
                                                                                          New York *
                                                                                          Pennsylvania *
                                                                                          South Carolina *
                                                                                          Virginia *
                                                                                          Washington *
                                                                                          West Virginia *

Philip Environmental          Hamilton:                                                   Ontario
(Elmira) Inc.                 100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Philip Environmental          Etobicoke:                                                  Ontario
Services Limited              345 Horner Ave.                                             British Columbia
                              Etobicoke, Ontario                                          Texas
                                                                                          Louisiana

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                              M8W 1Z6                                                     Pennsylvania

Philip Enterprises            Hamilton:                     Hamilton:                     Ontario
Inc./Les Entreprises          100 King St. W.               651 Burlington St.            British Columbia
Philip Inc.                   P.O. Box 2440, LCD 1          Hamilton, Ontario             Quebec
                              Hamilton, Ontario             L8L 7W2                       Nova Scotia
                              L8N 4J6
                                                            Barrie:
                                                            1131 Snow Valley Rd.
                                                            R.R. #3
                                                            Barrie, Ontario
                                                            L4M 4S5

                                                            Delta:
                                                            7483 Progress Way #9
                                                            Delta, B.C.
                                                            V4G 1E1

                                                            Montreal:
                                                            1705 - 3rd Ave.
                                                            Pointe-aux-Trembles
                                                            Montreal, Quebec
                                                            H1B 5M9

                                                            Stoney Creek:
                                                            500 Centennial Pk.
                                                            Stoney Creek, Ontario

Philip Environmental          Dartmouth:                                                  Nova Scotia
(Atlantic) Limited            101 Ilsley Ave., #6                                         New Brunswick
                              Dartmouth, Nova
                              Scotia B3B 1S8

Philip Investment Corp.       Hamilton:                                                   Ontario
                              100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Philip Plasma Metals          Hamilton:
Inc.                          100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Philip Analytical             Burlington:             Halifax:                            Ontario
Services Corporation          5555 North Service Rd.  5595 Fenwick St.                    Nova Scotia
                              Burlington, Ontario     Suite 200                           Quebec

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                              L7L 5H7                       Halifax, Nova Scotia          British Columbia
                                                            B3H 4Ms                       Alberta
                                                                                          Newfoundland

                                                            Mississauga:
                                                            5735 McAdam Rd.
                                                            Mississauga, Ontario

                                                            London:
                                                            921 Leathorne St.
                                                            London, Ontario
                                                            M5Z 3M7

                                                            Montreal:
                                                            10390 Louis H.
                                                            LaFontaine
                                                            Anjou, Quebec
                                                            H1J 2T3

                                                            Burnaby:
                                                            8577 Commerce Crt.
                                                            Burnaby, British
                                                            Columbia
                                                            V5A 4N5

Piping Mechanical             Texas:                        Sand Springs:                 California
Corporation                   5151 San Felipe               1520 South 129th Ave.
                              Houston, TX  77056            Sand Springs, OK 74063

Piping Holdings Corp.         Texas:                        Sand Springs:
                              5151 San Felipe               1520 South 129th Ave.
                              Houston, TX  77056            Sand Springs, OK 74063

Piping Companies, Inc.        Texas:                        Sand Springs:                 California
                              5151 San Felipe               1520 South 129th Ave.
                              Houston, TX  77056            Sand Springs, OK 74063

PRS Holding, Inc.             Texas:
                              5151 San Felipe
                              Houston, TX  77056

PSC Enterprises, Inc.         Texas:                                                      Alabama *
                              5151 San Felipe                                             California *
                              Houston, TX  77056                                          Colorado *
                                                                                          Florida *
                                                                                          Illinois *
                                                                                          Indiana *
                                                                                          Louisiana *

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                                                                                          Massachusetts *
                                                                                          Michigan
                                                                                          Missouri *
                                                                                          North Carolina *
                                                                                          New Jersey *
                                                                                          Oklahoma *
                                                                                          Pennsylvania *
                                                                                          Texas
                                                                                          Utah *
                                                                                          Washington *
                                                                                          Wisconsin *

PSC/IML Acquisition           Hamilton:
Corp.                         100 King St. W.
                              P.O. Box 2440
                              LCD 1
                              Hamilton, Ontario
                              L8N 4J6

Recyclage d'Aluminium         Baie Comeau:                  Beaconcour:                    Quebec
Quebec Inc./Quebec            128 Boul. Comeau              695 rue Duford
Aluminum Recycling Inc.       Baie Comeau, Quebec           Becancour, Quebec
                              G4Z 2L6                       G0X 1B0

Republic Environmental        Pennsylvania:                 Hamilton:                     Pennsylvania
Systems (Pennsylvania),       2337 North Penn Road          100 King St. W.
Inc.                          Hatfield, PA                  P.O. Box 2440 LCD1
                              19440-1908                    Hamilton, Ontario
                                                            L8N 4J6

Republic Environmental        New Jersey:                   Pennsylvania:                 New Jersey
Systems (Technical            Cenco Blvd.                   2337 North Penn Road          Pennsylvania
Services Group), Inc.         P.O. Box 275                  Hatfield, PA                  North Carolina
                              Clayston, NJ  08312           19440-1908                    Virginia
                                                                                          Ohio

Republic Environmental        New Jersey:                   Pennsylvania:                 New Jersey
Recycling (New Jersey),       Cenco Blvd.                   2337 North Penn Road
Inc.                          P.O. Box 275                  Hatfield, PA
                              Clayston, NJ  08312           19440-1908

Republic Environmental        Pennsylvania:                 Hamilton:                     Delaware
Systems (Transportation       21 Church Road                100 King St. W.               Pennsylvania
Group), Inc.                  Hatfield, PA  19440           P.O. Box 2440 LCD1            New Jersey
                                                            Hamilton, Ontario             New York
                                                            L8N 4J6

RESI Acquisition              Hamilton:
(Delaware) Corporation        100 King St. W.
                              P.O. Box 2440 LCD 1

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                              Hamilton, Ontario
                              L8N 4J6

Resource Recovery             Washington:                   Texas:                        Washington
Corporation                   100 Oakesdale Ave.            5151 San Felipe
                              S.W.                          Houston, TX  77056
                              Renton, WA  98055

                                                            Michigan:
                                                            515 Lycaste Rd.
                                                            Detroit, MI 48214

Rho-Chem Corporation          Washington:                   California:                   California
                              100 Oakesdale Ave.            425 Isis Ave.
                              S.W.                          Inglewood, CA 90301
                              Renton, WA  98055

RMF Global, Inc.              Ohio:                                                       Ohio
                              671 Spencer Street                                          Michigan
                              Toledo, OH  43609

RMF Industrial                Ohio:                                                       Ohio
Contracting, Inc.             671 Spencer Street
                              Toledo, OH  43609

RMF Environmental, Inc.       Ohio:                                                       Ohio
                              671 Spencer Street
                              Toledo, OH  43609

Sablix Inc.                   Hamilton:
                              100 King St. W.
                              P.O. Box 2440 LCD1
                              Hamilton, Ontario
                              L8N 4J6

Serv-Tech EPC, Inc.           Hamilton:                     Texas:                        California
                              100 King St. W.               5151 San Felipe               Louisiana
                              P.O. Box 2440 LCD1            Houston, TX 77056             Texas
                              Hamilton, Ontario
                              L8N 4J6

Serv-Tech Engineers,          Hamilton:                     Texas:
Inc.                          100 King St. W.               5151 San Felipe
                              P.O. Box 2440 LCD1            Houston, TX 77056
                              Hamilton, Ontario
                              L8N 4J6

Serv-Tech Services, Inc.      Texas:                                                      California
                              5151 San Felipe                                             Georgia
                              Houston, TX  77056                                          Louisiana
                                                                                          Tennessee

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
                                                                                          Texas

Serv-Tech International       Texas:
Sales, Inc.                   5151 San Felipe
                              Houston, TX  77056

Serv-Tech of New              Texas:
Mexico, Inc.                  5151 San Felipe
                              Houston, TX  77056

Serv-Tech Construction        Hamilton:                     Texas:                        Louisiana
and Maintenance, Inc.         100 King St. W.               5151 San Felipe               Texas
                              P.O. Box 2440 LCD1            Houston, TX 77056
                              Hamilton, Ontario
                              L8N 4J6

ServTech Canada, Inc.         Michigan:
                              515 Lycaste Rd.
                              Detroit, MI 48214

Solvent Recovery              Missouri:                     Texas:                        Missouri
Corporation                   700 Mulberry St.              5151 San Felipe
                              Kansas, MO  64101             Houston, TX  77056

Southeast Environmental       Texas:                                                      Texas
Services, Inc.                4050 Homestead Road
                              Houston, TX  77028

ST Delta Canada, Inc.         Michigan:
                              515 Lycaste Rd.
                              Detroit, MI 48214

Termco Corporation            Washington:                   Texas:                        Washington
                              100 Oakesdale Ave.            5151 San Felipe
                              S.W.                          Houston, TX  77056
                              Renton, WA  98055
                                                            Michigan:
                                                            515 Lycaste Rd.
                                                            Detroit, MI 48214

Terminal Technologies,        Texas:                                                      Florida
Inc.                          5151 San Felipe                                             Georgia
                              Houston, TX  77056                                          Louisiana
                                                                                          Texas

ThermalKEM Inc.               Michigan:                     South Carolina:               South Carolina
                              515 Lycaste Rd.               2324 Vernadale Rd.
                              Detroit, MI  48214            Rock Hill, SC 29731

TIPCO Acquisition             Texas:

                                                                                          Equipment
                                                                                        and Inventory
Debtor Name                   Chief Executive Office        Additional Locations         Locations
-----------                   ----------------------        --------------------         ---------
Corp.                         5151 San Felipe
                              Houston, TX  77056

Total Refractory              Texas:                                                      California
Systems, Inc.                 5151 San Felipe                                             Louisiana
                              Houston, TX  77056                                          New Jersey
                                                                                          Texas

United Industrial             Texas:                                                      Texas
Materials, Inc.               5151 San Felipe
                              Houston, TX  77056

United Drain Oil              Washington:                    Texas:                       Washington
Service, Inc.                 1629 E. Alexander Ave.         5151 San Felipe
                              Tacoma, WA  98421              Houston, TX  77056

                                                             Michigan:
                                                             515 Lycaste Rd.
                                                             Detroit, MI 48214

                                  SCHEDULE VIII
                                  -------------

                         EXISTING DISBURSEMENT ACCOUNTS


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

                                   SCHEDULE IX
                                   -----------

                              EXISTING INVESTMENTS


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

The following is a list of all Investments of the Borrowers and the Subsidiaries existing as of the Effective Date other than certain Investments permitted by
Section 8.05(i) through (v) and 8.05(vii) through (viii) of the Credit
Agreement.

Investments by Philip Services Corp. in its subsidiaries (the "Philips Subsidiaries") existing as of the Effective Date and investments by the Philips Subsidiaries in their respective subsidiaries existing as of the Effective Date.

Investments by Phencorp Reinsurance Company Inc. of insurance reserves in marketable securities in amounts not more than $60 million.

                                   SCHEDULE X
                                   ----------

                                   LITIGATION


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

None.

                                   SCHEDULE XI
                                   -----------

                                   TAX RETURNS


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

                                  SCHEDULE XII
                                  ------------

                                     WAIVERS


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

                                  SCHEDULE XIII
                                  -------------

                       CREDIT PARTIES NOT IN GOOD STANDING


Except as otherwise defined herein, the capitalized terms used in this schedule shall have the respective meanings set forth in the Credit Agreement, dated as of June 28, 1999, among Philip Services Corp., a corporation existing under the laws of Ontario and a debtor-in-possession, as a borrower (the "Canadian Borrower"), Philip Services (Delaware), Inc., a corporation existing under the laws of Delaware and a debtor-in-possession, as a borrower (the "US Borrower" and, together with the Canadian Borrower, the "Borrowers"), the Subsidiary Guarantors (together with the Borrowers, the "Credit Parties"), Bankers Trust Company, ("BTCo"), as administrative agent (in such capacity, the "DIP Agent") for the Lenders from time to time parties hereto, Canadian Imperial Bank of Commerce ("CIBC") and BTCo, as co-arrangers (in such capacity, the "DIP Co-Arrangers"), and the Lenders.

Allwaste Tank Cleaning Inc.
Burlington Environmental Inc. (a Delaware corporation)
Cappco Tubular Products USA, Inc.
Republic Environmental Recycling (New Jersey), Inc.
21st Century Environmental Management, Inc.
Ace/Allwaste Environmental Services of Indiana, Inc.
Allwaste Asbestos Abatement Holdings, Inc.
Allwaste Asbestos Abatement, Inc.
Allwaste Asbestos Abatement of New England, Inc.
Allwaste Texquisition, Inc.
Hydro Engineering & Services, Inc.
Industrial Services Technologies, Inc.
IST Holding Corp.
Oneida Asbestos Removal Inc.
Piping Holdings Corp.
Piping Mechanical Corporation
Republic Environmental Systems (Technical Services Group), Inc.
2842-7979 Quebec, Inc.
Serv-Tech International Sales, Inc.



                                       1